ACCESSOR FUNDS, INC. -- ADVISOR CLASS SHARES
                    and ACCESSOR STRATEGIC ALTERNATIVES FUND
--------------------------------------------------------------------------------


                                   PROSPECTUS

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[LOGO] ACCESSOR                                  April 29, 2008
                                        As supplemented June 10, 2008


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     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE


                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
Growth Fund Details and Performance........................................4
Value Fund Details and Performance.........................................6
Small to Mid Cap Fund Details and Performance..............................8
International Equity Fund Details and Performance.........................10
Strategic Alternatives Fund Details and Performance.......................12
High Yield Bond Fund Details and Performance..............................16
Intermediate Fixed-Income Fund Details and Performance....................18
Short-Intermediate Fixed-Income Fund Details and Performance..............20
Mortgage Securities Fund Details and Performance..........................22
U.S. Government Money Fund Details and Performance........................24
Income Allocation Fund Details and Performance............................26
Income & Growth Allocation Fund Details and Performance...................28
Balanced Allocation Fund Details and Performance..........................31
Growth & Income Allocation Fund Details and Performance...................34
Growth Allocation Fund Details and Performance............................37
Aggressive Growth Allocation Fund Details and Performance.................40
Fund Expenses.............................................................43
Securities and Risks......................................................45
Management, Organization and Capital Structure............................58

SHAREHOLDER INFORMATION
Purchasing Fund Shares....................................................65
Exchanging Fund Shares....................................................69
Redeeming Fund Shares.....................................................69
Dividends and Distributions...............................................71
Valuation of Securities...................................................71
Taxation..................................................................72
Service & Distribution Arrangements.......................................73
Privacy Policy/Householding...............................................73
Financial Highlights......................................................74

APPENDIX A
Description of Fund Indices...............................................89

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                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------
o A family of 18 mutual funds. This Prospectus describes the Advisor Class Shares of 15 of the Funds, each with other classes of shares described in other prospectuses, and the Accessor Strategic Alternatives Fund. These 16 Funds are divided into 10 "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:

UNDERLYING EQUITY FUNDS:                UNDERLYING Fixed-Income FUNDS:
    Growth Fund                             High Yield Bond Fund
    Value Fund                              Intermediate Fixed-Income Fund
    Small to Mid Cap Fund                   Short-Intermediate Fixed-Income
    International Equity Fund               Fund
                                            Mortgage Securities Fund
UNDERLYING ALTERNATIVE FUND:                U.S. Government Money Fund
    Strategic Alternatives Fund                 (the "Money Market" Fund)

ALLOCATION FUNDS:                       ALLOCATION FUNDS:
    Income Allocation Fund                  Growth & Income Allocation Fund
    Income & Growth Allocation Fund         Growth Allocation Fund
    Balanced Allocation Fund                Aggressive Growth Allocation Fund

For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.

o    A variety of equity, fixed-income, alternative and balanced mutual funds.

o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o     Managed by Accessor Capital Management LP ("Accessor Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund and the Strategic Alternatives Fund, which are advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range, and each may invest in a combination of the Advisor Class Shares of the Underlying Funds and the Accessor Strategic Alternatives Fund, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 49.


================================================================================

  DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                     * * *

   DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT
                                    RESULTS.
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                                   accessor 3

================================================================================
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in U.S. common and preferred stocks, securities convertible into common stocks, and rights and warrants. The Fund invests primarily in stocks of companies that Smith Asset Management Group, LP ("Smith Group"), the Fund's Money Manager, selects for their potential contribution to the long-term growth of capital, utilizing Smith Group's bottom-up stock selection process, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/Citigroup Growth Index. See Appendix A for additional information about the index.

The primary emphasis of Smith Group's      |-----------------------------------
stock selection process is on bottom-up    |MARKET  CAPITALIZATION:  The Growth
stock selection. Excess returns are        |Fund generally invests in companies
derived from two sources. First, all       |with market  capitalizations within
stocks must pass through a valuation       |the    range    of    the    market
screen designed to eliminate all           |capitalizations  of  the  companies
companies trading above their historical   |included  in the S&P 500 Index.  As
relative price/earnings ratio. Secondly,   |of  March  31,  2008,   the  market
stocks passing this screen are evaluated   |capitalization of the S&P 500 Index
on the basis of their ability to produce   |ranged  from $1  billion  for the
improved earnings quality and report       |smallest  company to $453 billion
earnings above expectations.               |for the largest company.
                                           ------------------------------------
Smith Group's large cap core/growth investment process is best described as a core approach. Smith Group buys companies that are undervalued according to a number of commonly accepted value measures, but have improving business fundamentals. Smith Group believes that the best evidence that fundamentals are improving is that a company reports earnings that are better than expected, and that it follows through with a pattern of these positive earnings surprises. During the period in which a company is reporting a series of positive earnings surprises it is generally experiencing rapidly accelerating earnings growth that is above the company's historic growth rate. Smith Group has developed a process of combining traditional fundamental research, behavioral finance, and the latest technological tools in order to find companies with hidden fundamental business improvement. Smith Group uses this process as a way of finding the undervalued companies that have a catalyst for unlocking their value, providing a balance within the portfolio to exposures to valuation and growth.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Growth Stocks. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.
================================================================================
                   GROWTH FUND ANNUAL RETURNS - ADVISOR CLASS
================================================================================
[GRAPHIC]                                                       YEAR-TO-DATE
                                                                  -11.83%
                                                                AS OF 3/31/08
AS OF 12/31 EACH YEAR                                           --------------
                                                                BEST QUARTER
46.65 25.87 -23.58 -15.30 -24.26 21.90 11.52  6.44  6.56  5.86     27.65%
-------------------------------------------------------------    4th QTR 1998
 98    99     00     01     02    03    04     05    06    07   ---------------
                                                                WORST QUARTER
                                                                   -18.74%
                                                                1st QTR 2001
                                                                ----------------
================================================================================
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
================================================================================

FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS          10 YEARS
------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               5.86%           10.30%          3.98%
Fund returns after taxes on distributions                               5.76%           10.16%          3.52%
Fund returns after taxes on distributions & sale of Fund shares         3.81%            8.90%          3.22%
S&P 500/Citigroup Growth Index /1                                       9.13%           10.74%          4.42%


(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.











--------------------------------------------------------------------------------
(1) THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/CITIGROUP GROWTH INDEX (FORMERLY THE S&P 500/BARRA GROWTH INDEX) IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THESE INDICES.
================================================================================
                                   accessor 5

================================================================================
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in U.S. common and preferred stocks, convertible securities, and rights and warrants of companies whose stocks appear attractively valued relative to their peers, in addition to having favorable earnings, quality and price characteristics. The Fund seeks to invest primarily in stocks of companies that Acadian Asset Management LLC ("Acadian"), the Fund's Money Manager, believes are undervalued. Acadian attempts to exceed the performance of the Fund's benchmark, the S&P 500/Citigroup Value Index. See Appendix A for additional information about the Index. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Acadian  uses  stock  factors in an        |-----------------------------------
effort  to  predict  how well  each        |MARKET  CAPITALIZATION:  The Value
stock  in  its   5,500-stock   U.S.        |Fund generally invests in companies
universe  will perform  relative to        |with market  capitalizations within
its  peer   group.   Acadian   also        |the    range    of    the    market
applies separate models to forecast        |capitalizations  of  the  companies
industry group level returns, in an        |included  in the S&P 500 Index.  As
effort  to  predict  how  well  the        |of  March  31,  2008,   the  market
stock's industry group will perform        |capitalization of the S&P 500 Index
relative to other  industry  groups        |ranged  from $1  billion  for the
in the  U.S.,  and  then  add  that        |smallest  company to $453 billion
forecast to each stock's  forecast.        |for the largest company.
At  the  individual   stock  level,        -------------------------------------
Acadian uses a wide range of quantitative factors, including valuation, earnings, quality metrics, price movements and size. At the industry level, Acadian utilizes valuation, risk, growth and economic movements. Acadian combines and weights the values of all the factors, utilizing a proprietary methodology to determine a return forecast for each stock. The end result is a ranking of the entire 5,500-stock universe from most attractive to least attractive. The firm then uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the Fund's benchmark index, targeted level of risk, transaction cost estimates and other requirements. Industry weights fall out of the bottom-up stock selection process, with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding. The replacement stock's expected return must be enough to more than cover the transaction costs of selling the current holding and buying the new opportunity.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common Stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Value Stocks. Although the Fund invests in securities that the Money Manager believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.
================================================================================
                    VALUE FUND ANNUAL RETURNS - ADVISOR CLASS
================================================================================
[GRAPH]
                                                                YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                              -11.78%
                                                                As of 3/31/08
                                                               ----------------
12.89  6.87 2.38 -9.48 -23.01 30.50 14.67  6.09  16.42 3.32       BEST QUARTER
----------------------------------------------------------           18.96%
   98   99   00    01     02    03    04   05    06    07       4th QTR 1998
                                                                ---------------
                                                                WORST QUARTER
                                                                    -17.76%
                                                                3rd QTR 2002
-------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS         10 YEARS
---------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                              3.32%            13.81%           5.10%
Fund returns after taxes on distributions                              2.56%            13.25%           4.05%
Fund returns after taxes on distributions & sale of Fund shares        2.72%            11.82%           3.85%
S&P 500/Citigroup Value Index /1/                                      1.99%            14.97%           6.68%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.













--------------------------------------------------------------------------------
(1) THE S&P 500/CITIGROUP VALUE INDEX (FORMERLY THE S&P 500/BARRA VALUE INDEX) IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index. See Appendix A for additional information about the index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of |------------------------------------
such issuers.                             |SPECIAL   NOTE:   As  of   March  31,
Investment selections may be based on     |2008,  the market  capitalization of
fundamental economic, market and other |the Dow Jones Wilshire 4500 factors which may lead to variation by |Completion Index ranged from under
economic  sectors,  industry or other     |$1 million  for the smallest company
criteria appropriate to meet the Fund's   |to $137.7  billion   for  the largest
objective.  The Fund may engage in        |company.  The weighted average market
various portfolio strategies (for         |value of the Index was $13.9 billion,
example, options or futures, but not for  |which may vary from month to month.
speculation) to reduce certain risks of   -------------------------------------
its investments and may thereby enhance income.

Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), the Fund's Money Manager, employs its multifactor Dynamic Alpha stock evaluation model to identify a portfolio of mid and small cap stocks which the manager believes offers the best long-term return potential subject to the Fund's investment guidelines. The Money Manager will seek to meet the Fund's investment objective by investing primarily in stocks of companies with risk characteristics which are in favor in the current market environment while underweighting stocks whose characteristics are presently out of favor.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.



o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.




-------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
-------------------------------------------------------------------------------
                                   accessor 8

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 2, 2008. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                         YEAR-TO-DATE
                                                                     -8.96%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/08
                                                                --------------
                                                                BEST QUARTER
15.98 27.26 -18.22 -14.13 -14.70 43.91 18.86 12.98  13.75 -2.89     24.23%
---------------------------------------------------------------- 4TH QTR 1998
 98    99     00     01     02    03    04    05     06    07   ----------------
                                                                WORST QUARTER
                                                                    -19.66%
                                                                  3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/07                                         1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               -2.89%          16.38%          6.56%
Fund returns after taxes on distributions                               -2.99%          16.33%          5.59%
Fund returns after taxes on distributions & sale of Fund shares         -1.85%          14.43%          5.13%
Dow Jones Wilshire 4500 Completion Index (FLOAT ADJUSTED) /1             5.39%          17.83%          7.87%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.








--------------------------------------------------------------------------------
(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT-ADJUSTED) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE
     INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.


================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depositary Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to diversity its investments among at least 10 different countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

Pictet Asset Management Limited ("Pictet") (formerly Pictet International Management Limited) serves as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM NDTR_D Index. See Appendix A for additional information about the index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.


o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 10

================================================================================

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on October 1, 2005. The chart and table reflect results achieved by the previous Money Managers prior to that date.

--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------



[GRAPH]                                                           YEAR-TO-DATE
                                                                     -11.78%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/08
                                                                  -------------
16.07 48.93 -24.55 -24.82 -14.83 34.30 17.76  14.33  33.13  12.97 BEST QUARTER
-----------------------------------------------------------------     30.20%
 98    99     00   01       02    03     04    05     06     07    4TH QTR 1999
                                                                  -------------
                                                                  WORST QUARTER
                                                                     -20.83%
                                                                   3RD QTR 2002
                                                                  -------------
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------


FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS         10 YEARS


Fund returns before taxes                                              12.97%           22.15%          8.55%
Fund returns after taxes on distributions                              10.54%           21.53%          7.50%
Fund returns after taxes on distributions & sale of Fund shares         9.07%           19.41%          6.96%
MSCI EAFE + EM NTDR_D /1                                               15.76%           23.66%          N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.


















--------------------------------------------------------------------------------


(1) THE MSCI EAFE + EM NDTR_D INDEX IS AN UNMANAGED INDEX OF 46 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA), INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE AND EMERGING MARKET COUNTRIES. "NDTR" INDICATES THAT THE DATA SERIES APPROXIMATES THE MINIMUM POSSIBLE DIVIDEND REINVESTMENT. THE DIVIDEND IS REINVESTED AFTER DEDUCTION OF WITHHOLDING TAX, APPLYING THE RATE APPLICABLE TO NON-RESIDENT INDIVIDUALS WHO DO NOT BENEFIT FROM DOUBLE TAXATION TREATIES. MSCI USES WITHHOLDING TAX RATES APPLICABLE TO LUXEMBOURG HOLDING COMPANIES. "D" INDICATES THAT THE U.S. DOLLAR IS USED AS THE BASE CURRENCY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.


================================================================================
                                   accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       STRATEGIC ALTERNATIVES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Accessor Strategic Alternatives Fund (the "Fund") seeks to provide long-term capital appreciation and income. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in asset classes that exhibit low historical correlations with global stock and bond markets. For purposes of this policy, obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or government sponsored enterprises that are held for the purpose of "covering" the Fund's obligations under other investments will be counted toward the 80%, if the investments for which they are held as coverage exhibit low historical correlations with global stock and bond markets. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change.To achieve its objective, the Fund will invest primarily in alternative asset classes (such as real estate, a variety of commodity-related securities and currencies) that historically have had a low correlation to traditional asset classes (such as stocks, bonds and money market securities).

The Fund will seek exposure to alternative asset classes by investing in structured notes, exchanged traded notes (ETNs), exchange traded funds (ETFs), mutual funds, and closed-end funds (ETFs, mutual funds and closed-end funds are referred to as "underlying funds"). The Fund may also seek to obtain, or reduce, exposure to one or more alternative asset classes through investments in derivatives, such as futures, options, and swaps.

The Fund's manager, Accessor Capital Management LP ("Accessor Capital" or "Manager"), utilizes a core/satellite approach to managing the Fund. The core portfolio is designed to have less portfolio turnover than the satellite portfolio, while the satellite portfolio will be more actively managed and may add additional assets that are not part of the core portfolio, as discussed below.

The core portfolio will consist generally of investments that provide exposure to the commodity markets through such instruments as structured notes, ETFs, ETNs and commodities futures contracts relating to such instruments, and exposure to the currency markets through such instruments as structured notes, ETFs, ETNs and currency options and forwards relating to such instruments and investments in underlying funds that (i) invest in domestic and international real estates including real estate investment trusts ("REITs"), (ii) seek to track a broad U.S. real estate benchmark, and (iii) seek to track a broad international real estate benchmark. The core portfolio may represent 50% to 100% of the overall portfolio, but the Manager anticipates that the core portfolio will typically comprise approximately 75% of the Fund.

The remainder (or satellite portfolio) of the Fund will be allocated among other alternative asset classes not included in the core portfolio. These asset classes may include emerging markets debt, international sovereign bonds and bank loans. However, the Manager may invest in any other non-traditional asset class that the Manager believes may provide returns that have weak correlation to traditional asset classes.

The Fund will invest directly in fixed income securities rated investment grade. However, underlying funds in which the Fund invests may themselves invest in underlying investments rated below investment grade.

At the Manager's discretion, the Fund may invest a substantial portion of its assets in cash, cash equivalents, high quality short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, political or economic conditions.

The Manager uses a combination of techniques and strategies to achieve the Fund's investment objective but primarily relies on a top-down systematic approach. This top-down approach generally utilizes the following four broad factors: Valuation, Growth, Macroeconomic Conditions, and Sentiment.

Valuation: This broad factor includes several sub-components that focus on relative market valuations using common metrics such as forward P/E (price to earnings ratio), earnings spreads, and yields. The Manager believes that capital markets have efficient characteristics, meaning that market participants receive and act on all information as soon as it is available. However, the value of certain asset classes may become disproportionately attractive to the general market and this might present an opportunity to take advantage of these perceived mispricings of assets in order to achieve the Fund's investment objective. In the Manager's opinion, valuation may help indicate how various asset classes perform over time relative to the broad securities market.

Growth: The second broad factor reviews the growth of corporate earnings and cash flows using metrics such as analyst estimate revisions, positive and negative earning surprises, and year-over-year revenue and earnings growths. The growth or decline of corporate earnings and cash flow can have widespread ramifications on global capital markets. The Manager believes that these fundamental changes in corporate financials may create unique opportunities to take advantage of long-term trends in order to achieve the Fund's investment objective.

Macroeconomic Conditions: The third broad factor is used for determining the long-term trends of the various asset classes in which the Fund invests. Macroeconomic data plays a significant role in the management of the Fund and includes items such as forecasted Gross Domestic Product (GDP) growth, leading indicators, inflation, trade balance/currency strength, monetary policy expectation and housing market. Overall, the Fund attempts to realize the investment objective by optimally positioning the portfolio in order to take advantage of long-term macroeconomic trends.

Sentiment: This last factor is used to track market momentum. This factor considers several items such as moving averages, investor sentiment polls, fund flows, Fed funds futures contracts and credit default swap spreads.


                                  accessor 12

In addition to the above-mentioned factors, the Fund's allocations are reviewed by the Manager's Investment Policy Committee, which provides overall guidance on the Fund's strategy. However, the Fund is subject to daily movements and the portfolio managers may deviate from the general strategy in order to meet the Fund's investment objective and maintain liquidity.

The Manager may seek to protect a position or positions within the Fund's portfolio through hedging techniques such as covered calls or through the use of swaps. These techniques are used primarily for managing the risk of specific positions and not for the purpose of speculation.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund and the risks of investments in the underlying funds in which the Fund invests are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund could miss attractive investment opportunities caused by underweighting or overweighting markets due to allocation decisions between equity securities, fixed income securities, and certain derivatives of these securities.

o Asset Class Risk. Issuers within an asset class, industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o Counterparty Credit Risk. Commodity- and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

o Derivatives Risk. Derivatives, such as futures, options and swaps, are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Government Sponsored Enterprises (GSEs) Risk. Certain GSEs (such as Freddie Mac, Fannie Mae and Federal Home Loan Bank (FHLB)) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSEs are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in the Fund may be eroded by inflation.

                                  accessor 13

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. The securities purchased by the Fund may trade infrequently and be quite volatile. This means that they may be harder to purchase or sell at a fair price. In addition, the Fund may engage in over-the-counter (OTC) transactions involving securities or derivatives that may have limited product lines, markets or financial resources. Many OTC stocks and derivatives trade less frequently and in smaller volume than exchange listed stocks. The inability to purchase or sell these securities at a fair price could have a negative impact on the Fund's performance. The Fund may invest up to 15% of its net assets in illiquid securities.

o Management Risk. The strategy that the Manager uses may fail to produce the intended result or the Manager's judgment about the attractiveness of a particular market or security may prove to be incorrect.

o Market Risk. Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

o Mortgage-backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's investment in mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as it may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

o Non-Diversified Risk. Because the Fund is classified as a non-diversified fund, it is able to invest its assets in a more limited number of issuers than a diversified fund. As a result, the decline in the market value of a particular fund or other security held by the Fund may directly affect the Fund's NAV more than if the Fund were operated as a diversified fund.

o Real Estate Risk. Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants.

o Structured Note Risk. The Fund intends to invest in commodity-linked structured notes (which would be linked to a basket of commodities such as precious metals, energy or agricultural products, among others) and financial-linked structured notes (which would be linked to a basket of currencies or interest rate futures) to a significant extent. A highly liquid secondary market may not exist for the commodity- and financial-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity- and financial-linked structured notes it holds at an acceptable price or accurately value them.

o U.S. Government Securities Risk. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Land Banks, Fannie Mae, Freddie Mac and other similar agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

The  principal  risks  of  the  Strategic   Alternative  Fund's  investments  in
underlying funds (non-Accessor Funds) are:

o Bank Loan Risk. Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, an underlying fund bears a substantial risk of losing the entire amount invested. If an underlying fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Corporate loans in which the underlying fund may invest may be unrated and generally will not be registered with the Securities and Exchange Commission (SEC) or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

                                  accessor 14

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. Dollar.

o Commodity Risk. An underlying fund's investments in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. An underlying fund's ability to invest in commodity-related investments may be limited by tax considerations.

o Convertible Securities Risk. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise.

o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an underlying fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

o Derivatives Risk. Derivatives are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the underlying fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the underlying to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

o Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the underlying funds' assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

o Interest Rate Risk. When interest rates rise, the prices of fixed income securities in the underlying funds' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the underlying funds' portfolio will generally rise.

o International Fixed Income Securities Risk. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the underlying funds.

The foreign sovereign debt securities and "Brady Bonds" that the underlying funds purchase involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

o Prepayment and Extension Risk. The issuer of a debt security has the ability to repay principal prior to a security's maturity, which can adversely affect the underlying funds' yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthen the maturities of the affected securities, making them more sensitive to interest rate changes and the underlying funds' NAV more volatile.

o REITs Risk. REITs are issuers that invest in interests in real estate, including mortgages. REITs may not be diversified and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act"). REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

PERFORMANCE   Because the Strategic Alternatives Fund commenced investment operations on January 29, 2008, it does not have one year of performance and no Fund performance information is presented.

-------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER GOVERNMENT AGENCY.
--------------------------------------------------------------------------------
                                  accessor 15

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high yield corporate bonds commonly referred to as "junk bonds." This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality
by the Money Manager. The Fund will        |-----------------------------------
normally invest in securities that,        |DURATION:  One of  the  fundamental
at the time of initial  investment,        |tools  used by  money  managers  in
are rated lower than BBB and higher        |security selection, is a measure of
than CC+ by S&P or rated lower than        |the  price  sensitivity  of a  debt
Baa3 and higher than Ca by Moody's.        |security  or a  portfolio  of  debt
The  Fund  will  normally  seek  an        |securities  to relative  changes in
aggregate  dollar-weighted  average        |interest  rates.  For  instance,  a
portfolio  duration  that  does not        |duration  of  "three"  means that a
vary  outside  of a band of plus or        |portfolio's  or  security's  price
minus 20% from  that of the  Fund's        |would be  expected  to  decrease by
benchmark,  the Merrill  Lynch U.S.        |approximately 3% with a 1% increase
High  Yield  Master II  Index.  See        |in  interest   rates   (assuming  a
Appendix    A    for     additional        |parallel shift in the yield curve).
information  about the  index.  The        |As of March 31,  2008,  the Merrill
Money   Manager   will  attempt  to        |Lynch U.S. High Yield Master II
exceed the total return performance        |Index   duration  was  4.55  years,
of  the  Merrill  Lynch  U.S.  High        |although the  duration  will likely
Yield Master II Index. The Fund may        |vary in the future.
also invest in dollar  denominated,        |----------------------------------
non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager or Accessor Capital determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.


First Western Investment Management, Inc. ("First Western"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, First Western looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of First Western, because they offer better assurance of debt repayment.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 16

================================================================================

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Effective June 1, 2008, the Fund's current Money Manager acquired the former Money Manager, Financial Management Advisors, LLC, portfolio managers of which continue to manage the Fund (since inception). The chart and tables reflect results achieved by Financial Management Advisors, LLC for period prior to June 1, 2008.


--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                    -2.08%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/08
                                                                ---------------
                                                                 BEST QUARTER
5.19  1.42  24.24  9.49   2.20   10.82  2.10                         8.53%
--------------------------------------------                     2ND QTR 2003
01    02    03     04    05       06     07                     --------------
                                                                 WORST QUARTER
                                                                     -3.74%
                                                                 3RD QTR 2001


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                            SINCE
FOR THE PERIODS ENDED 12/31/07                                                 1 YR            5 YRS       INCEPTION*

Fund returns before taxes                                                        2.10%          9.48%        6.71%
Fund returns after taxes on distributions                                       -0.50%          6.50%        3.52%
Fund returns after taxes on distributions & sale of Fund shares                  1.37%          6.38%        3.75%
Merrill Lynch U.S. High Yield Master II Index /1                                 2.19%         10.76%       N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *5/1/00 INCEPTION DATE





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










--------------------------------------------------------------------------------
(1) THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX TRACKS THE PERFORMANCE OF BELOW-INVESTMENT GRADE U.S. DOLLAR-DENOMINATED CORPORATE BONDS ISSUED IN THE U.S. DOMESTIC MARKET. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in U.S. corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager, Pacific Investment Management Company ("PIMCO"). The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's
duration does not vary more or less        |------------------------------------
than  20% from  that of the  Fund's        |DURATION:  one of  the  fundamental
benchmark,   the  Lehman   Brothers        |tools  used by  money  managers  in
Government/Credit  Index (the "LBGC        |security selection, is a measure of
Index").   See   Appendix   A   for        |the  price  sensitivity  of a  debt
additional  information  about  the        |security  or a  portfolio  of  debt
index. The Fund invests principally        |securities  to relative  changes in
in  debt  securities   rated  A  or        |interest  rates.  For  instance, a
higher  by  S&P or  Moody's  at the        |duration  of  "three"  means that a
time  of  purchase.  The  Fund  may        |portfolio's  or  security's   price
invest up to 20% of its net  assets        |would be  expected  to  decrease by
in  securities  rated BBB by S&P or        |approximately 3% with a 1% increase
Baa by Moody's  and up to 5% of its        |in  interest   rates   (assuming  a
net assets in  securities  rated BB        |parallel shift in the yield curve).
by S&P  or Ba by  Moody's  or  debt        |As of  March  31,  2008,  the  LBGC
securities unrated but judged to be        |Index   duration  was  5.37  years,
of comparable  quality by the Money        |although the  duration  will likely
Manager.   The  Fund  may  purchase        |vary in the future.
lower  rated debt  securities  when        -----------------------------------
the   Money   Manager   views   the
issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

The portfolio construction of individual portfolios is led by PIMCO's portfolio management group. The structure of this group resembles a hub and spoke system, with seven senior generalist portfolio managers comprising the hub and a group of sector specialists the spokes. PIMCO assigns a generalist portfolio manager to each account. It is the generalist's responsibility to see that all portfolios are structured to reflect the model portfolio defined by the PIMCO Investment Committee. Generalists are given some latitude in terms of timing and issue selection, but are required to keep portfolio characteristics within a moderate range around model targets. Generalists receive input and strategic ideas from sector specialist teams that cover every segment of the fixed income universe.

PIMCO's investment process includes both top-down and bottom-up decision-making. Bottom-up security selection is an important aspect of portfolio construction. Sector specialists are charged with determining relative value within their sectors and play a key role in security selection. An important resource for the sector specialists is PIMCO's staff of highly seasoned analysts who conduct independent security analysis. PIMCO also utilizes an extensive library of proprietary analytical software to help quantify risks and relative value in different securities.

The top-down analysis is formalized during the "Secular Forum," during which PIMCO establishes their outlook for global bond markets over the next three to five years. Selected members of the investment staff are assigned secular topics to monitor, including monetary and fiscal policy, inflation, demographics, technology, productivity trends, global trade, etc. This outlook is then supplemented by a quarterly economic forum which is used to evaluate growth and inflation over the business cycle horizon of the next 6-9 months.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

                                  accessor 18

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on May 19, 2008. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
                                                                --------------
[GRAPH]                                                         YEAR-TO-DATE
                                                                    -2.41%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/08
                                                                --------------
8.38  -3.58  10.17  8.00  11.70  4.93  3.88  3.69  3.73  3.64   BEST QUARTER
------------------------------------------------------------        5.24%
98     99    00     01     02    03    04    05    06    07     2ND QTR 2002
                                                                --------------
                                                                WORST QUARTER
                                                                    -3.09%
                                                                2ND QTR 2004
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/07                                          1 YEAR          5 YEARS         10 YEARS
Fund returns before taxes                                               3.64%           3.97%           5.37%
Fund returns after taxes on distributions                               1.13%           1.76%           3.03%
Fund returns after taxes on distributions & sale of Fund shares         2.33%           2.16%           3.20%
Lehman Brothers Government/Credit Index /1                              7.25%           4.44%           6.01%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.






--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in U.S. corporate bonds, U.S. Government or agency securities, and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek
to   have  a   dollar-weighted   average  -------------------------------------
portfolio duration of not less than two |DURATION: one of the fundamental years nor more than five years and |tools used by money managers in normally invests in securities so that |security selection, is a measure of
the Fund's  duration  does not vary more  |the  price  sensitivity  of a  debt
or less than 20% from that of the Fund's  |security  or a  portfolio  of  debt
benchmark,     the    Lehman    Brothers  |securities  to relative  changes in
Government/Credit  1-5 Year  Index  (the  |interest  rates.  For  instance,  a
"LBGC 1-5  Index").  See  Appendix A for  |duration  of  "three"  means that a
additional  information about the index.  |portfolio's  or  security's   price
The Fund may also invest up to 20% of |would be expected to decrease by the Fund's net assets in securities |approximately 3% with a 1% increase
rated BBB by S&P or Baa by  Moody's  and  |in  interest   rates   (assuming  a
up to 5% of the Fund's net assets in |parallel shift in the yield curve). securities rated BB by S&P or Ba by |As of March 31, 2008, the LBGC 1-5
Moody's,  or debt  securities  that  are  |Index   duration  was  2.5  years,
unrated but judged to be of comparable |although the duration will likely quality by the Money Manager. The Fund |vary in the future.
invests  principally in debt  securities   ------------------------------------
with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

The portfolio construction of individual portfolios is led by PIMCO's portfolio management group. The structure of this group resembles a hub and spoke system, with seven senior generalist portfolio managers comprising the hub and a group of sector specialists the spokes. PIMCO assigns a generalist portfolio manager to each account. It is the generalist's responsibility to see that all portfolios are structured to reflect the model portfolio defined by the PIMCO Investment Committee. Generalists are given some latitude in terms of timing and issue selection, but are required to keep portfolio characteristics within a moderate range around model targets. Generalists receive input and strategic ideas from sector specialist teams that cover every segment of the fixed income universe.

PIMCO's investment process includes both top-down and bottom-up decision-making. Bottom-up security selection is an important aspect of portfolio construction. Sector specialists are charged with determining relative value within their sectors and play a key role in security selection. An important resource for the sector specialists is PIMCO's staff of highly seasoned analysts who conduct independent security analysis. PIMCO also utilizes an extensive library of proprietary analytical software to help quantify risks and relative value in different securities.

The top-down analysis is formalized during the "Secular Forum," during which PIMCO establishes their outlook for global bond markets over the next three to five years. Selected members of the investment staff are assigned secular topics to monitor, including monetary and fiscal policy, inflation, demographics, technology, productivity trends, global trade, etc. This outlook is then supplemented by a quarterly economic forum which is used to evaluate growth and inflation over the business cycle horizon of the next 6-9 months.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a fund may be eroded by inflation.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 20

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on May 19, 2008. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                         SHORT-INTERMEDIATE FIXED-INCOME
                       FUND ANNUAL RETURNS ADVISOR CLASS
--------------------------------------------------------------------------------
                                                              ----------------
[GRAPH]                                                       YEAR-TO-DATE
                                                                  -3.73%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/08
                                                              --------------
6.87 1.22 7.54 6.77 6.64 2.19 2.16  2.38   3.86  2.78         BEST QUARTER
----------------------------------------------------                4.16%
98   99   00   01   02   03   04   05       06  07            3RD QTR 2001
                                                              ---------------
                                                              WORST QUARTER
                                                                  -1.59%
                                                               2ND QTR 2004
                                                              ----------------
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS          10 YEARS
Fund returns before taxes                                               2.78%           2.67%           4.22%
Fund returns after taxes on distributions                               0.50%           1.04%           2.29%
Fund returns after taxes on distributions & sale of Fund shares         1.80%           1.33%           2.42%
Lehman Brothers Government/Credit 1-5 Year Index    /1                  7.27%           3.61%           5.36%



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities, including passthroughs and CMOs, CMBSs and asset-backed securities, rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). See Appendix A for additional information about the index. The Fund may utilize options on U.S. Government securities, interest rate swaps, interest rate futures contracts, and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);
                                            |-----------------------------------
o    rigorous  quantitative  analysis to    |DURATION:  one of  the  fundamental
security    valuation    (mathematically    |tools  used by  money  managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
BlackRock's   Investment   Strategy         |duration  of  "three"  means that a
Committee  determines  the firm's  broad    |portfolio's  or  security's  price
investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase
rate trends) and market trends,  as well    |in  interest   rates  (assuming  a
as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2008, the duration
then implement this strategy by |of the LBM Index was 2.91 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 22

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                        YEAR-TO-DATE
                                                                   2.50%
AS OF 12/31 EACH YEAR                                          AS OF 3/31/08
                                                               -------------
6.43  1.19  11.11  7.68  7.90  2.34  3.87  1.95  3.92  6.28    BEST QUARTER
-------------------------------------------------------------       4.24%
98    99    00     01    02    03    04    05     06   07      3RD QTR 2001
                                                               -------------
                                                               WORST QUARTER
                                                                   -1.39%
                                                               2ND QTR 2004
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               6.28%           3.66%           5.23%
Fund returns after taxes on distributions                               4.67%           2.08%           3.21%
Fund returns after taxes on distributions & sale of Fund shares         4.05%           2.20%           3.23%
Lehman Brothers Mortgage-Backed Securities Index /1                     6.89%           4.49%           5.91%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

================================================================================
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.











================================================================================
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.



================================================================================
                                   accessor 23

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 24

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                      YEAR-TO-DATE
                                                                0.81%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/08
                                                             -------------
5.00 4.72 5.99 3.81 1.45 0.72 0.93 2.75  4.49   4.67          BEST QUARTER
---------------------------------------------------             1.53%
98   99   00   01   02   03   04   05     06     07           4TH QTR 2000
                                                             --------------
                                                             WORST QUARTER
                                                                0.15%
                                                             3RD QTR 2003
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               4.67%          2.70%           3.44%
Citigroup U.S. Domestic 3-Month T-Bill Index /1                         4.74%          2.95%           3.62%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



The Fund's 7-day current yield on 3/31/08 was 2.49%.


FOR  THE  FUND'S  CURRENT  YIELD,   CALL  TOLL  FREE  (800)  759-3504  OR  VISIT
WWW.ACCESSOR.COM




























================================================================================
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
================================================================================
                                  accessor 25

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Fixed-Income Funds and the Underlying Money Market Fund, and may invest in a limited amount of the four Underlying Equity Funds and the Underlying Alternatives Fund. For information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the allocation between the asset classes was approximately 88% and 12%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.

--------------------------------------------------------------------------------
                                                         ASSET ALLOCATION
ACCESSOR FUNDS                                          RANGE           ACTUAL
                                                  MINIMUM   MAXIMUM   ALLOCATION
                                                                      (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -                         0.0%        10.0%     0.00%
Advisor Class Shares
         Growth                                   0.0%         5.0%     0.00%
         Value                                    0.0%         5.0%     0.00%
         Small to Mid Cap                         0.0%         5.0%     0.00%
         International Equity                     0.0%         5.0%     0.00%


Underlying Alternatives Fund                      0.0%        15.0%     0.00%
         Strategic Alternatives                   0.0%        15.0%     0.00%


Underlying Fixed-Income Funds -                  50.0%        95.0%     87.8%
Advisor Class Shares
         High Yield Bond                         10.0%        40.0%     20.1%
         Intermediate Fixed-Income               10.0%        50.0%     20.5%
         Short-Intermediate Fixed-Income         10.0%        50.0%     21.3%
         Mortgage Securities                     10.0%        50.0%     26.0%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                              5.0%        40.0%     12.2%
         U.S. Government Money**                  5.0%        40.0%     12.2%


--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 26

================================================================================

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                      YEAR-TO-DATE
                                                                 -1.05%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/08
                                                             ---------------
5.95 5.68 4.68 2.83  2.38  4.32  3.16                          BEST QUARTER
--------------------------------------                           3.14%
01   02   03   04   05     06   07                            1ST QTR 2001
                                                             ---------------
                                                             WORST QUARTER
                                                                 -0.99%
                                                             2ND QTR 2004
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                           SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR    5 YEARS       INCEPTION*
----------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       3.16%     3.47%         4.14%
Fund returns after taxes on distributions                                       1.10%     1.91%         2.45%
Fund returns after taxes on distributions & sale of Fund shares                 2.03%     2.06%         2.53%
Lehman Brothers Aggregate Bond Index /1                                         6.96%     4.42%         N/A

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

















--------------------------------------------------------------------------------

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.



--------------------------------------------------------------------------------
                                  accessor 27

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the allocation between the asset classes was approximately 29%, 7%, 60%, and 4%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

--------------------------------------------------------------------------------
                                                       ASSET ALLOCATION
                                                    Range               Actual
Accessor Funds                               Minimum      Maximum   Allocation
                                                                    (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           20.0%        40.0%        28.6%
         Growth                                 0.0%        20.0%         7.3%
         Value                                  0.0%        20.0%         7.3%
         Small to Mid Cap                       0.0%        10.0%         4.0%
         International Equity                   5.0%        20.0%        10.0%


Underlying Alternatives Fund                    0.0%        15.0%        7.3%
         Strategic Alternatives                 0.0%        15.0%        7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                           25.0%        80.0%        60.2%
         High Yield Bond                        5.0%        30.0%        13.0%
         Intermediate Fixed-Income              5.0%        40.0%        16.7%
         Short-Intermediate Fixed-Income        5.0%        40.0%        15.0%
         Mortgage Securities                    5.0%        40.0%        15.5%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                            0.0%        35.0%        3.9%
         U.S. Government Money**                0.0%        35.0%        3.9%


--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 28

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


                                   accessor 29

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                  YEAR-TO-DATE
                                                             -4.82%
AS OF 12/31 EACH YEAR                                    AS OF 3/31/08
                                                         --------------
-0.57 -2.45 13.56 6.45 4.29   8.33  4.03                 BEST QUARTER
--------------------------------------                        6.97%
  01    02    03   04  05      06  07                    2ND QTR 2003
                                                         --------------
                                                         WORST QUARTER
                                                             -4.58%
                                                         3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEARS         INCEPTION*



Fund returns before taxes                                                       4.03%           7.28%           4.68%
Fund returns after taxes on distributions                                       2.50%           6.05%           3.40%
Fund returns after taxes on distributions & sale of Fund shares                 2.62%           5.55%           3.23%
Lehman Brothers Aggregate Bond Index /1                                         6.96%           4.42%           N/A
S&P 500 /2                                                                      5.49%          12.82%           N/A
Composite Index /3                                                              6.64%           6.98%           N/A
(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 30

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 46%, 7%, 38% and 9%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 40% in Equity Underlying Funds and at least 25% in Fixed-Income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                                 ASSET ALLOCATION
                                                                       Actual
                                                      Range           Allocation
Accessor Funds                                 Minimum      Maximum   (3/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             40.0%        60.0%      46.2%
         Growth                                   5.0%        25.0%      12.0%
         Value                                    5.0%        25.0%      11.8%
         Small to Mid Cap                         0.0%         3.0%       5.8%
         International Equity                    10.0%        15.0%      10.6%


Underlying Alternatives Fund                      0.0%        15.0%       7.3%
         Strategic Alternatives                   0.0%        15.0%       7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                             25.0%        60.0%       38.0%
         High Yield Bond                          0.0%        25.0%        9.6%
         Intermediate Fixed-Income                0.0%        15.0%       10.0%
         Short-Intermediate Fixed-Income          0.0%        15.0%        9.1%
         Mortgage Securities                      0.0%        15.0%        9.4%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                              0.0%        25.0%        8.5%
         U.S. Government Money**                  0.0%        25.0%        8.5%


-------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 31

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Small to Mid Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


                                  accessor 32

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                       YEAR-TO-DATE
                                                                 -6.66%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/08
                                                             --------------
 -4.57 -7.94 19.52  9.00  5.72   10.81  4.57                 BEST QUARTER
---------------------------------------------                    9.93%
  01    02    03    04    05      06     07                   2ND QTR 2003
                                                             --------------
                                                              WORST QUARTER
                                                                -8.04%
                                                              3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEARS         INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       4.57%           9.80%           4.94%
Fund returns after taxes on distributions                                       3.27%           8.79%           3.90%
Fund returns after taxes on distributions & sale of Fund shares                 2.97%           7.90%           3.60%
Lehman Brothers Aggregate Bond Index /1                                         6.96%           4.42%           N/A
S&P 500 /2                                                                      5.49%          12.83%           N/A
Composite Index /3                                                              6.37%           8.67%           N/A
(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 33

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 58%, 8%, 31% and 3%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION
                                                          Range          Actual
Accessor Funds                                    Minimum   Maximum   Allocation
                                                                      (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                                50.0%     70.0%   57.7%
         Growth                                     10.0%     30.0%   14.8%
         Value                                      10.0%     30.0%   14.4%
         Small to Mid Cap                            0.0%     20.0%    7.4%
         International Equity                       12.5%     35.0%   21.1%


Underlying Alternatives Fund                         0.0%     15.0%    7.7%
         Strategic Alternatives                      0.0%     15.0%    7.7%


Underlying Fixed-Income Funds -
Advisor Class Shares                                10.0%     50.0%   30.7%
         High Yield Bond                             0.0%     20.0%    7.3%
         Intermediate Fixed-Income                   0.0%     25.0%    7.5%
         Short-Intermediate Fixed-Income             0.0%     25.0%    9.7%
         Mortgage Securities                         0.0%     25.0%    6.2%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                                 0.0%     20.0%    3.9%
         U.S. Government Money**                     0.0%     20.0%    3.9%


--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 34

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

                                   accessor 35

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                     YEAR-TO-DATE
                                                                -8.01%
AS OF 12/31 EACH YEAR                                       AS OF 3/31/08
                                                          ---------------
 -6.83 -10.84 22.09 10.21 6.43   11.96  4.66                BEST QUARTER
------------------------------------------                      11.36%
  01     02    03   04   05       06   07                   2ND QTR 2003
                                                          ---------------
                                                            WORST QUARTER
                                                               -10.42
                                                            3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEARS         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       4.66%           10.91%          4.87%
Fund returns after taxes on distributions                                       3.48%           10.03%          3.99%
Fund returns after taxes on distributions & sale of Fund shares                 3.03%            8.97%          3.65%
Lehman Brothers Aggregate Bond Index /1                                         6.96%            4.42%           N/A
S&P 500 /2                                                                      5.49%           12.83%           N/A
Composite Index /3                                                              6.22%            9.51%           N/A
(INDICES REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 36

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 76%, 7%, 14% and 3%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                                      ASSET ALLOCATION
                                                    Range             Actual
Accessor Funds                               Minimum      Maximum   Allocation
                                                                    (03/31/08)
------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           70.0%        90.0%        75.4%
         Growth                                10.0%        40.0%        19.1%
         Value                                 10.0%        40.0%        18.9%
         Small to Mid Cap                       0.0%        25.0%         9.5%
         International Equity                  20.0%        45.0%        27.9%


Underlying Alternatives Fund                    0.0%        15.0%         7.3%
         Strategic Alternatives                 0.0%        15.0%         7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                            0.0%        30.0%        14.1%
         High Yield Bond                        0.0%        15.0%         5.6%
         Intermediate Fixed-Income              0.0%        15.0%         0.7%
         Short-Intermediate Fixed-Income        0.0%        15.0%         3.1%
         Mortgage Securities                    0.0%        15.0%         4.7%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                            0.0%        15.0%         3.2%
         U.S. Government Money**                0.0%        15.0%         3.2%


--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 37

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

                                   accessor 38

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                       YEAR-TO-DATE
                                                                  -9.76%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/08
                                                             --------------
 -11.70 -15.50 28.22 12.75  7.73   14.30  5.19               BEST QUARTER
----------------------------------------------                   14.55%
   01     02    03   04    05       06   07                  2ND QTR 2003
                                                             -------------
                                                             WORST QUARTER
                                                                 -13.70%
                                                             3RD QTR 2002
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEAR          INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       5.19%           13.37%         4.89%
Fund returns after taxes on distributions                                       4.27%           12.74%         4.28%
Fund returns after taxes on distributions & sale of Fund shares                 3.37%           11.33%         3.83%
Lehman Brothers Aggregate Bond Index /1                                         6.96%            4.42%           N/A
S&P 500  /2                                                                     5.49%           12.83%           N/A
Composite Index /3                                                              5.88%           11.18%           N/A
(INDICES REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 39

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund and may invest in a limited amount of the four Underlying Fixed-Income Funds. For information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 92%, 7% and 1%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.


--------------------------------------------------------------------------------
                                                    ASSET ALLOCATION
                                                       Range            Actual
Accessor Funds                                 Minimum      Maximum   Allocation
                                                                      (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             85.0%       100.0%        91.4%
         Growth                                  10.0%        40.0%        25.4%
         Value                                   10.0%        40.0%        25.1%
         Small to Mid Cap                         5.0%        25.0%        12.0%
         International Equity                    25.0%        50.0%        28.9%


Underlying Alternatives Fund                      0.0%        15.0%         7.3%
         Strategic Alternatives                   0.0%        15.0%         7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                              0.0%        15.0%         0.0%
         High Yield Bond                          0.0%        10.0%         0.0%
         Intermediate Fixed-Income                0.0%         5.0%         0.0%
         Short-Intermediate Fixed-Income          0.0%         5.0%         0.0%
         Mortgage Securities                      0.0%         5.0%         0.0%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                              0.0%         5.0%         1.3%
         U.S. Government Money**                  0.0%         5.0%         1.3%


--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 40

================================================================================

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

                                  accessor 41

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                    YEAR-TO-DATE
                                                              -11.54%
AS OF 12/31 EACH YEAR                                      AS OF 3/31/08
                                                          --------------
 -15.68 -20.02 30.74 14.60 8.86  15.95  5.71               BEST QUARTER
------------------------------------------                    16.21%
   01     02    03  04      05     06    07                2ND QTR 2003
                                                           -------------
                                                           WORST QUARTER
                                                              -16.97%
                                                           3RD QTR 2002

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEARS         INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       5.71%           14.86%          4.35%
Fund returns after taxes on distributions                                       4.96%           14.62%          4.17%
Fund returns after taxes on distributions & sale of Fund shares                 3.71%           12.93%          3.66%
S&P 500  /1                                                                     5.49%           12.83%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------













--------------------------------------------------------------------------------

(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------


                                   accessor 42

================================================================================
                                  FUND EXPENSES
================================================================================

The following tables describe the fees and expenses that you may pay if you invest in Advisor Class Shares of the Funds or in the Strategic Alternatives Fund. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The tables reflect estimated "Other Expenses" and "Acquired Funds Fees and Expenses" of the Strategic Alternatives Fund, which opened for investment operations on January 29, 2008. Shareholders of the Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by each of the Underlying Funds in which the Allocation Fund invests that are borne by all Underlying Fund shareholders, reflected in the Acquired Funds Fees and Expenses, below.




SHAREHOLDER FEES (fees paid directly from your investment)(1, 2)


ADVISOR CLASS SHARES
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)         none
Maximum Sales Charge Imposed On Reinvested Dividends                               none
Maximum Deferred Sales Charge                                                      none
Redemption Fee(3)  (as a percent of amount redeemed)
Equity Funds, Strategic Alternatives Fund and High Yield Bond Fund                 2.00%
Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds              none


ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)



                                                                                SMALL TO   INTERNATIONAL  STRATEGIC
                                                     GROWTH            VALUE    MID CAP    EQUITY         ALTERNATIVES

Management Fees(4)                                    0.70%            0.70%    1.00%       1.00%        0.70%
Distribution and Service (12b-1) Fees                 none             none     none        none         none
Other Expenses                                        0.29%            0.27%    0.26%       0.33%        0.30%
Acquired Funds Fees and Expenses                      N/A              N/A      N/A         N/A          0.20%
                                                      -----------------------------------------------------------
Total Annual Fund Operating Expenses                  0.99%            0.97%    1.26%       1.33%        1.20%




============================================================================================================================

                                                                                 SHORT
                                                        HIGH     INTERMEDIATE    INTERMEDIATE                   U.S.
                                                        YIELD       FIXED       FIXED           MORTGAGE        GOVERNMENT
                                                        BOND       INCOME        INCOME         SECURITIES      MONEY



Management Fee(4)                                       0.61%     0.58%         0.58%           0.61%           0.08%
Distribution & Service (12b-1) Fees                     None      None          None            None            None
OTHER EXPENSES                                          0.30%     0.31%         0.24%           0.34%           0.38%(5)
                                                        -------------------------------------------------------------------
Total Annual Fund Operating Expenses                    0.91%     0.89%         0.82%           0.95%           0.46%




--------------------------------------------------------------------------------

(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.

(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.

(3) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 67. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.

(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND AND THE STRATEGIC ALTERNATIVES FUND THAT IT MANAGES DIRECTLY.

(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.



================================================================================
                                 FUND EXPENSES
================================================================================
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                                     INCOME &                  GROWTH &                AGGRESSIVE
                                                         INCOME       GROWTH       BALANCED      INCOME      GROWTH       GROWTH
ALLOCATION FUNDS                                        ALLOCATION  ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION



Management Fees                                         0.10%           0.10%      0.10%        0.10%         0.10%      0.10%
Distribution & Service (12b-1)Fees                      none            none       none         none          none       none
Other Expenses (1)                                      0.19%           0.14%      0.08%        0.08%         0.08%      0.10%
Acquired Funds Fees and Expenses (2)                    0.79%           0.95%      1.00%        1.03%         1.19%      1.12%
                                                        ------------------------------------------------------------------------
Total Annual Fund Operating Expense                     1.08%           1.19%      1.18%        1.21%         1.27%      1.32%


(1) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE
UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS.


(2) ACQUIRED FUNDS FEES AND EXPENSES ARE BASED ON THE ESTIMATED FEES AND EXPENSES FOR THE UNDERLYING FUNDS.




================================================================================
EXPENSE EXAMPLE
----------------


The Example shows what an investor in Advisor Class Shares of a Fund or the Strategic Alternatives Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Advisor Class Shares of a Fund or the Strategic Alternatives Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                  ONE YEAR          THREE YEARS   FIVE YEARS  TEN YEARS


UNDERLYING FUNDS
Growth                                             $ 101            $ 315          $ 547        $ 1,213
Value                                                 99              309            536          1,190
Small to Mid Cap                                     128              400            692          1,523
International Equity                                 135              421            729          1,601
Strategic Alternatives                               122              381            660          1,455
High Yield Bond                                       93              290            504          1,120
Intermediate Fixed-Income                             91              284            493          1,096
Short-Intermediate Fixed-Income                       84              262            455          1,014
Mortgage Securities Fund                              97              303            525          1,166
U.S. Government Money                                 47              148            258            579


ALLOCATION FUNDS (1)
Income Allocation                                    110              343            595          1,317
Income & Growth Allocation                           121              378            654          1,443
Balanced Allocation                                  120              375            649          1,432
Growth & Income Allocation                           123              384            665          1,466
Growth Allocation                                    129              403            697          1,534
Aggressive Growth Allocation                         134              418            723          1,590




--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS.
--------------------------------------------------------------------------------





                                   accessor 44

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's (except the Strategic Alternatives Fund) investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds and the Strategic Alternatives Fund are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.


--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|

The Allocation Funds expect to primarily invest in the Advisor Class Shares of the Underlying Funds and the Strategic Alternatives Fund (which has no specific class). To provide liquidity as well as to assist in achieving the Allocation Fund's investment objective, each Allocation Fund may invest in the underlying U.S. Government Money Fund. The Allocation Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Allocation Fund may invest in shares of the same Underlying Fund; however the percentage of each Allocation Fund's assets so invested will vary depending upon the Allocation Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Allocation Fund.

The security types of the Allocation Funds are:

o UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.


--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
------------------------------------- |

The security types of the Underlying Funds are listed below:

o ASSET-BACKED SECURITIES (Principal security type for: Mortgage Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities.

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall (or rise, in the case of securities sold short) over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

o ETFs. (Principal security type for: Strategic Alternatives Fund) ETFs are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, Fund shareholders will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF. Because ETFs are investment companies, investment by a mutual fund in such funds, absent exemptive relief, would be limited under applicable federal statutory provisions. Those provisions restrict a mutual fund's investment in the shares of another investment company to not more than 5% of its assets (and not more than 3% of the securities of any other investment company) and limit aggregate investments by a mutual fund in all investment companies to 10% of the mutual fund's assets. The Fund may invest in excess of those statutory limits in specific ETFs in reliance on an exemptive order issued to that specific ETF, provided that certain conditions are met. The Money Manager intends to meet the conditions necessary to maintain the exemptive relief. ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, commodity or currency.

o ETNs. (Principal Security Type for: Strategic Alternatives Fund) ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

o HOLDING COMPANY  DEPOSITARY  RECEIPTS (HOLDRs)  (Principal  Security Type for:
Strategic Alternatives Fund) HOLDRs are securities that represent ownership in the common stock or American Depositary Receipts (ADRs) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRs represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security type for: Strategic Alternative Fund and All Fixed-Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High yield corporate debt securities are often issued as a result of corporate
restructurings   such as leveraged  buyouts,  mergers,  acquisitions,  or other similar  events.  They  also may be  issued  by less  creditworthy  or by highly accessor 46

================================================================================
                           SECURITIES AND RISKS
--------------------------------------------------------------------------------

leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds", are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o INTEREST RATE SWAPS (Principal security type for: Mortgage Securities Fund). In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Mortgage Fund typically uses swaps as substitutes for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk.

o INVESTMENT  COMPANIES.  (Principal  security type for: Strategic  Alternatives
Fund) A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and Unit Investment Trusts (UITs) are the three types of investment companies.

o MONEY MARKET SECURITIES  (Principal  security type for: U.S.  Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED  SECURITIES (Principal security type for: Mortgage Securities
Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES. (Principal security type for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security type for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o STRUCTURED NOTES. (Principal security type for: Strategic Alternative Fund) A debt obligation that may contain an embedded derivative component with characteristics that adjust the security's risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

The Strategic Alternative Fund's investment in commodities will be effected primarily through the purchase of a levered structured note. However, it is not the intent to provide levered exposure to the commodities market. The Money Manager will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as Treasuries and agencies. The combination of the levered structured note and the separate pool of Treasuries and agencies is designed to replicate the performance of the broad commodity markets and will be managed for the exposure to the commodity market. For example, if the Strategic Alternatives Fund were to hold a structured note with 3x exposure to a specified commodity index and the Money Manager hoped to achieve $15 million in exposure, the Money Manager would invest $5 million in the structured note and $10 million in Treasuries and agencies. When the investment performance of the structured note, Treasuries and agencies is viewed together, the total investment is designed to approximate the unlevered performance of the index underlying the structured note.

o TBAs (Principal security type for: Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (Principal security type for: U.S. Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the Strategic Alternatives Fund and other Fixed-Income Funds. U.S. Government Securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

The  following   describes  some  of  security  types  in  which  the  Strategic
Alternative Fund's underlying funds may invest.

o Asset-Backed Securities. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

                                  accessor 47

================================================================================
                           SECURITIES AND RISKS
--------------------------------------------------------------------------------

o Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o High Yield Corporate Debt Securities. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds," are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o Money Market Securities. Money market securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o Mortgage-Related Securities. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o Options, Futures, Swaps and Other Derivatives. The Fund and the underlying funds may use techniques such as buying and selling options or futures contracts in an attempt to change their exposure to security prices, currency values, or other factors that affect the value of the Fund's portfolio.

                                 accessor 48

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
================================================================================


The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK  UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                                   SHORT-               U.S.
                                              SMALL     INTER-                  HIGH     INTER-   INTER-    MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   STRATEGIC     YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    ALTERNATIVES  BOND     FIXED     FIXED     ITIES      MONEY
---------------------------------------------------------------------------------------------------------------------------------




Allocation Risk             -         -        -          -       ( )            -         -         -        -         -
Bond Market Volatility      -         -        -          -       ( )            o         |)        o        o        ( )
Company Risk                |)        |)       |)         |)       -             o         |)        |)        -        -
Credit Risk                 -         -        -          -       ( )            o         |)        |)       ( )       ( )
Commodity Risk              -         -        -          -        |)            -         -         -         -         -
Counterparty Risk           -         -        -          -        o             -         -         -         -         -
Currency Risk               -         -        -          |)       |)            -         -         -         -         -
ETF & ETN Risk              -         -        -          -        |)            -         -         -         -         -
HOLDRS Risk                 -         -        -          -        |)            -         -         -         -         -
Foreign Exposure            -         -        -          o        o            ( )       -         -         -        -
GSE Risk                    -         -        -          -       ( )            -         |)        |)        o        o
Inflation Risk             ( )        ( )      ( )        ( )     ( )            |)        o         o        o         o
Investment Company Risk     -         -        -          -       ( )            -         -         -         -         -
Issuer Risk                 -         -        -          -        o             o         |)        |)       ( )       ( )
Liquidity Risk              -         -        -          -        |)            |)        |)        |)       ( )        -
Lower Rated Debt Securities -         -        -          -        -             o         ( )       ( )       -        -
Non-diversification Risk    -         -        -          -        |)            -         -         -         -         -
Portfolio Turnover         ( )        |)       |)         |)      ( )            o         |)        ( )       o        -
Prepayment Risk             -         -        -          -        -             ( )       ( )       ( )       o        -
Real Estate Concentration
  Risk                      -         -        -          -        o             -         -         -         o         -
Small to Mid Company Risk   |)        |)       o          |)       -             -         -         -         -        -
Stock Market Volatility      o        o        o          o        |)            -         -         -         -        -
Tax Risk                   ( )       ( )      ( )        ( )      ( )           ( )       ( )       ( )       ( )      ( )



--------------------------------------------------------------------------------
                        LEVEL OF RISK  ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
===============================================================================================================

Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                 o           o            |)           |)            ( )         -
Commodity Risk                         -           ( )          ( )          ( )           ( )         ( )
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Counterparty Risk                      -           ( )          ( )          ( )           ( )         ( )
Credit Risk                            |)          |)           |)           ( )           ( )         -
ETF & ETN Risk                         -           ( )          ( )          ( )           ( )         ( )
Foreign Exposure                       -           ( )          ( )          |)            |)          o
GSE Risk                                o          |)           |)           ( )           ( )         -
Inflation Risk                          o          |)           ( )          ( )           ( )         ( )
Issuer Risk                             o          o            |)           |)            ( )         -
Liquidity Risk                         |)          |)           ( )          ( )           ( )         -
Lower Rated Debt Securities            |)          |)           ( )          ( )           ( )          -
Other Investment Company Risk          -           ( )          ( )          ( )           ( )         ( )
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )         -
Small to Mid Cap Company Risk          -           ( )          ( )          ( )           |)          |)
Stock Market Volatility                -           ( )          |)           |)             o           o



--------------------------------------------------------------------------------
Key:              -   n/a          ( )  low          |) medium           o  high
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                  accessor 49

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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds and the risks of the Strategic Alternatives Fund. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o ALLOCATION RISK. (Principal risk for: Strategic Alternatives Fund) The Strategic Alternatives Fund will allocate its investments between various asset classes, including derivatives. These investments are based upon judgments made by Accessor Capital, which may not accurately predict changes in the market. As a result, the Strategic Alternatives Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

o ASSET-BACKED SECURITIES. (Principal risk for: Mortgage Securities Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other Fixed-Income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. In particular, common stocks tend to be more volatile than other investment choices.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.


o CURRENCY RISK. (Principal risk for: International Equity Fund and Strategic Alternatives Fund) Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund or the underlying investment of the Strategic Alternatives Fund, as applicable, if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.




--------------------------------------------------------------------------------
                                   accessor 50

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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o COMMODITY RISK. (Principal Risk for: Strategic Alternatives Fund) The Strategic Alternatives Fund's investments in commodity-linked derivative instruments, including structured notes, may subject the Strategic Alternatives Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies ("RICs") under the Code, the Strategic Alternatives Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. The Internal Revenue Service ("IRS") has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund's ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, in subsequent rulings, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code.

o ETF Risk. (Principal risk for: Strategic Alternatives Fund) ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds) or commodities or currency. When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors. ETFs that are benchmarked to commodities or currencies often carry the additional risk of non-diversification. Additionally, many commodity or currency ETFs have a higher tracking error to their underlying benchmarks.

The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

Trading in leveraged ETFs can be relatively illiquid which means that they may be hard to purchase or sell at a fair price. In addition, leveraged ETFs are subject to the risk of a breakdown in the futures and options markets they use. Finally, leveraged ETFs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater because if the investment loses value, not only is that money lost, but the loan still needs to be repaid.

o ETN Risk. (Principal Risk for: Strategic Alternatives Fund) Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or the entire amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer's annual fee.

o HOLDRs Risk. (Principal risk for: Strategic Alternatives Fund) Unlike ETFs, HOLDRs can only be bought and sold in 100-share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDR for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRs is directly related to the value of the underlying securities, the Fund could lose a substantial part of its original investment in HOLDRs. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRs cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRs were selected without regard for their value, price performance, volatility or investment merit. The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events." As a result, stocks selected for those HOLDRs with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, HOLDRs in which the Fund invested may not provide the same targeted exposure to the industry that was initially expected.

o FOREIGN EXPOSURE. (Principal risk for: International Equity Funds and the Allocation Funds except for the Income Allocation Fund) Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes accessor 51
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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The foreign sovereign debt securities the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

o GOVERNMENT SPONSORED ENTERPRISES ("GSE") Risk. (Principal risk for: Strategic Alternatives Fund and all Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o INVESTMENT COMPANIES RISK. (Principal risk for: Strategic Alternatives Fund) The Strategic Alternatives Fund will purchase shares of investment companies, such as mutual funds, ETFs, UITs and closed-end funds to gain exposure to a particular portion of the market rather than purchase securities directly. When the Strategic Alternatives Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Strategic Alternatives Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Strategic Alternatives Fund may be subject to additional or different risks than if the Strategic Alternatives Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. In addition, the Fund may invest in investment companies that are not registered pursuant to the 1940 Act, and therefore, not subject to the 1940 Act's regulatory scheme.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.



o LIQUIDITY RISK. (Principal risk for: Strategic Alternatives Fund and all Fixed-Income Funds except U.S. Government Money Fund) Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it



--------------------------------------------------------------------------------
                                   accessor 52

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                              SECURITIES AND RISKS
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depends  are  subject to loss of  liquidity.  Derivative  based  securities  and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk.

o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.
Discontinuation of these payments could substantially adversely affect the market value of the security.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

O MARKET RISK. (Principal risk for: Strategic Alternatives Fund) Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

o Non-Diversification Risk. (Principal risk for: Strategic Alternatives Fund) Because the Fund is classified as a non-diversified fund for purposes of the 1940 Act, it may concentrate its investments in a more limited number of issuers than a diversified fund. Accordingly, the Fund is subject to the risks related to the fact that the decline in the market value of a particular ETF or other security held by the Fund may directly affect the NAV of the Fund more than if the Fund were operated as a diversified fund.

o OVERALL MARKET RISK. (Principal risk for: Strategic Alternatives Fund) The Fund is subject to the risk of an overall decline in value of various asset classes. When the markets experience an overall decline, it can be expected that the Fund's value also will fall. Numerous factors affect overall market risk such as changing economic, political or market conditions.

o REAL ESTATE  CONCENTRATION RISK.  (Principal risk for: Strategic  Alternatives
Fund) The Fund may invest in underlying funds that concentrate in the real estate sector. Real estate sector concentration risk is the risk that the securities of real estate companies that an underlying fund purchases will underperform the market as a whole. To the extent that the underlying fund's investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of an underlying fund's investments in REITs.

o PREPAYMENT AND EXTENSION RISK. (Principal risk for: All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and is also a principal risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Mortgage securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

o REPURCHASE AGREEMENTS (Principal risk for: U.S. Government Money Fund) Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the accessor 53

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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.



o SMALL TO MID CAP COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

O TAX RISK. (Principal risk for: Strategic Alternatives Fund) The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the IRS. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and Fixed-Income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade Fixed-Income securities ("junk bonds"), which are considered speculative. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

o Underlying funds risk. (Principal risk for Strategic Alternatives Fund). The following risks describe principal risks of the underlying funds (non Accessor Funds) in which the Fund invests.

o Asset-Backed Securities Risk. Asset-backed securities have prepayment risks similar to mortgage-backed securities, as discussed below.



--------------------------------------------------------------------------------
                                   accessor 54

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
o Credit Risk Associated With Asset-Backed Securities. Asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying asset-backed securities in the case of default. Asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

o Mortgage-backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the underlying fund's investment in mortgage-backed securities will result in an unforeseen loss of interest income to the underlying fund as it may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

o Collateralized Mortgage Obligation Risk. An underlying fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the underlying fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

o Bank Loan Risk. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the underlying funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the underlying funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the underlying funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the underlying funds purchase assignments from lenders, the underlying funds will acquire direct rights against the borrower on the loan. The underlying funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the underlying funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

o Commodity Risk. The underlying funds' investments in commodity-linked derivative instruments, including structured notes, may subject an underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, the underlying funds must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the underlying funds' investment in commodities-linked derivatives were to exceed a certain threshold, the underlying funds could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

o Company or Security Specific Risk. Certain of the underlying funds are subject to the risk associated with events that are unique to a specific company, a specific security, a specific industry, or a specific security class. For example, a particular security's price will tend to react poorly with reference to an earnings announcement that is worse than the market expected. An underlying fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Specific issuers, and the prices of their securities, also are subject to risks.

o Convertible Securities Risk. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

o Foreign Securities Risk. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.


                                  accessor 55

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                              SECURITIES AND RISKS
================================================================================

Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect an underlying fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the underlying fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the underlying fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the underling funds may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the underlying funds may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the underlying funds enter the contract may fail to perform its obligations to the underlying funds.

o Emerging Markets. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

o Foreign Currencies Risk. Since foreign securities normally are denominated and traded in foreign currencies, the value of an underlying fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. The Fund or an underlying fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

If the Fund or an underlying fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. Dollar will result in a change in the U.S. Dollar value of the underlying fund's assets and the underlying fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the underlying fund's denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. Dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. Dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the underlying fund's income may be received or realized in these currencies, the underlying fund will be required to compute and distribute its income in U.S. Dollars. As a result, if the exchange rate for any such currency declines after the underlying fund's income has been earned and translated into U.S. Dollars but before payment to shareholders, the Fund or an underlying fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the underlying fund incurs an expense in U.S. Dollars and the exchange rate declines before the expense is paid, the underlying fund would have to convert a greater amount of U.S. Dollars to pay for the expense at that time than it would have had to convert at the time the underlying fund incurred the expense. The Fund or an underlying fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

o Junk Bonds Risk. Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general. During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

o Credit Risk. Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Many U.S. Government securities in which the underlying funds may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve credit risk.

o Interest Rate Risk. Interest rate risk is the risk that an investment's value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve or in any other interest rate relationship. Such changes usually affect securities inversely and can be reduced by diversifying (investing in fixed-income securities with different durations) or hedging (e.g., through an interest rate swap). Interest rate risk affects the value of bonds more directly than stocks, and it is a major risk to all bondholders. As interest rates rise, bond prices fall and vice versa. The rationale is that as interest rates increase, the opportunity cost of holding a bond decreases since investors are able to realize greater yields by switching to other investments that reflect the higher interest rate. For example, a 5% bond is worth more if interest rates decrease since the bondholder accessor 56

================================================================================
                              SECURITIES AND RISKS
================================================================================

receives a fixed rate of return relative to the market, which is offering a lower rate of return as a result of the decrease in rates.

o Maturity Risks. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of an underlying fund's fixed income investments will affect the volatility of the underlying fund's share price.

o Options and Futures Transactions Risk. These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on the underlying fund's exposure to market values, interest rates or the currency exchange rate, which in turn can affect the Fund.

AS WITH ANY MUTUAL FUND, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

================================================================================
Certain Additional Investment Strategies & Risks
================================================================================

The Funds may invest in other types of securities and employ additional investment techniques that are not the principal investment strategies of the Funds and therefore not described in this Prospectus. The additional security types, techniques and their accompanying risks are more fully described in the Funds' SAI, which may be obtained free of charge by contacting the Fund.

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information is also available in the Funds' Annual Report to shareholders.

Each Fund paid the following management fees in fiscal year 2007 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money Manager. Note: The Strategic Alternatives Fund started investment operations in January 2008 and is not reflected in this table:


----------------------------------------------------------|---------------------------------------------------
                                       TOTAL ANNUAL       |    ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES     |     TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF   |     (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)    |      DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2007   |    FOR FISCAL YEAR 2007      FOR FISCAL YEAR 2007
----------------------------------------------------------|---------------------------------------------------

Growth                                    0.83%           |          0.45%                      0.38%
Value                                     0.70%           |          0.45%                      0.25%
Small to Mid Cap                          0.94%           |          0.60%                      0.34%
International Equity                      1.00%           |          0.55%                      0.45%
High Yield Bond                           0.61%           |          0.36%                      0.25%
Intermediate Fixed-Income                 0.46%           |          0.33%                      0.13%
Short-Intermediate Fixed-Income           0.46%           |          0.33%                      0.13%
Mortgage Securities                       0.61%           |          0.36%                      0.25%
US Government Money                       0.08%           |          0.08%                      0.00%
Allocation Funds                          0.10%           |          0.10%                      0.00%

--------------------------------------------------------------------------------------------------------------


MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101


Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund, Strategic Alternatives Fund and the Allocation Funds.

An investment committee consisting of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Whatley has been with Accessor Capital since 1991 as Executive Director. Mr. Rowader has been with Accessor Capital since February 2007, as Investment Officer and as Chief Investment Officer since accessor 57
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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

February 2008. Mr. Herber has been with Accessor Capital since February 2008. Mr. Roberge has been with Accessor Capital since April 2002, and as the Investment Analyst since 2006.

The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets. The annual management fee for the Strategic Alternatives Fund is 0.70%.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds; 0.14% of the average daily net assets of the Strategic Alternatives Fund; 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, and Mortgage Securities Funds; and 0.05% of the average daily net assets of the U.S. Government Money Fund and reimbursement of certain out of pocket expenses. The Allocation Funds pay no fees for transfer agent or administrative services.


Accessor Capital has entered into a subadvisory agreement with each Money Manager and Accessor Funds on behalf of the respective Underlying Fund, whereby the Fund pays the Money Manager a subadvisory fee. For the Small to Mid Cap Fund, High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed rate. The Money Managers for the Value, Growth, and International Equity are compensated based, in part, on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts, a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.


For Pictet Asset Management Limited for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The Growth Fund entered into an advisory agreement with a new Money Manager, Smith Asset Management Group, effective September 21, 2007. The fee arrangements under these agreements are similar to those described above.


DISTRIBUTOR SEI Investments Distribution Company ("Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

Money Manager     Smith Asset Management Group, LP
                           100 Crescent Court, Suite 1150
                           Dallas, TX  75201

Smith Asset Management Group, LP ("Smith Group") has managed the Growth Fund since September 21, 2007. Founded in 1995, Smith Group has approximately $5.8 billion in assets under management as of December 31, 2007.

The Growth Fund is team-managed by the Smith Group. As Chief Investment Officer, Stephen S. Smith, CFA, directs the portfolio management team in implementing the investment process he designed. The team employs a process that combines quantitative and traditional research criteria that Stephen S. Smith, CFA has executed for over 25 years.

Stephen S.  Smith,  CFA,  John D.  Brim,  CFA,  Royce W.  Medlin,  CFA,  William
Ketterer, CFA, and A. Michelle Pryor, CFA have been jointly and primarily responsible for the day-to-day management of the Growth Fund since September 21, 2007.

Stephen S. Smith, CFA, CEO and Chief Investment Officer, is the founder of Smith Asset Group. Since the firm's founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment accessor 58

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
management career as a portfolio manager with Wachovia Bank in 1976. In 1983 he joined the predecessor to Bank of America, where he held a variety of senior investment management positions.

John D. Brim, CFA, Portfolio Manager, joined Smith Group in March 1998. Mr. Brim is a portfolio manger and responsible for equity research within the health care sector. From April 1997 to March 1998, he was a manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP. From June 1990 to April 1997, he held a variety of positions, including senior client manager, with NationsBank Asset Management in Dallas.

Royce W. Medlin, CFA, Portfolio Manager, joined Smith Group in January 2006. Prior to joining Smith Group, he was President and Portfolio Manager of Belmont Wealth Management where he worked from 2002 to 2005. From 1991 to 2002, he served as a portfolio manager at U.S. Trust in Dallas and Team Bank Trust Investments in Fort Worth.

William Ketterer, CFA, Portfolio Manager, joined Smith Group in January of 2007 as a portfolio manager. From March 1999 to January 2007, he served as Senior Vice President and Portfolio Manager with The Private Bank at Bank of America where he managed portfolios for institutions and high net worth individuals. From 1993 to 1999, he worked in corporate development within the healthcare industry. Prior to 1993, he was Vice President and General Manager of a west coast startup.

A. Michelle Pryor, CFA, Portfolio Manager, joined Smith Group in April 1998. Ms. Pryor is a portfolio manager and responsible for equity research within the consumer discretionary sector. Prior to joining the company, she was a trading assistant for Bell Fundamental Futures, L.L.C., a commodity-trading advisor, in Memphis, Tennessee.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Beginning on September 21, 2007, the Fund has agreed to pay Smith Group, a management fee composed of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25%.of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. The Performance Fee Adjustment will be calculated monthly by (i) determining the difference in performance between the Advisor Class shares of the Fund and the Fund's benchmark index (the "Performance Difference"); (ii) using the Performance Difference to determine the performance adjustment rate ("Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period. For the period from September 21, 2007 through September 20, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a null zone that is equal to plus 1.00% or minus 1.00%, the Performance Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Adjustment Rate shall not exceed an absolute value of 0.15% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.40%.

The chart below illustrates how the Money Manager's fees are calculated. Because of the higher expenses associated with A Class, C Class and Investor Class shares, the performance of Advisor Class shares is generally better. Regardless of any differences in performance among different share classes, a Performance Adjustment Rate will be determined using the performance of the Fund's Advisor Class.

[graphic]

Prior to the Smith Group, the sub-adviser was Enhanced Investment Technologies, LLC ("INTECH"). As compensation for INTECH's services, prior to May 1, 2007, the Fund paid INTECH, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund. Beginning on May 1, 2007 through September 21, 2007, the Fund agreed to pay INTECH, a management fee comprised of a monthly base fee payable at an annual rate of 0.40%.


--------------------------------------------------------------------------------
                                  accessor 59

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
--------- |


Money Manager  Acadian Asset Management LLC, One Post Office Square, 20th Floor,
               Boston, MA  02109

Acadian  has   managed  the  Value  Fund  since  March  1,  2007.   Acadian  has
approximately $83.7 billion of assets under management as of December 31, 2007.

The core equity investment team oversees a single process that produces all core equity portfolios. This team consists of 12 portfolio managers. A lead manager is assigned to monitor adherence to client specific investment objectives. Constantine P. Papageorgiou, CFA, Vice President and Portfolio Manager is the lead manager for the Growth Fund since March 1, 2007. Mr. Papageorgiou has been a portfolio manager with Acadian since August 2006 and is a member of the global research and portfolio management team. Prior to Acadian, Mr. Papageorgiou was with the AlphaSimplex Group in Cambridge as Vice President, Research Scientist from 2002 to 2006 and a software engineer at iSpheres Corporation from 2001 to 2002.

Qi Zeng, CFA, Senior Vice President and Portfolio Manager, is the backup portfolio manager. Ms. Zeng has been with Acadian since November 2006. Prior to Acadian, Ms. Zeng was the head of the global quantitative research team at State Street Global Markets from 2005 to 2006 and head of US quantitative strategy at Morgan Stanley from 1999 to 2005.

The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager a management fee composed of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. The Performance Fee Adjustment will be calculated monthly by (i) determining the difference in performance between the Advisor Class shares of the Fund and the Fund's benchmark index (the "Performance Difference"); (ii) using the Performance Difference to determine the performance adjustment rate ("Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period. For the period from March 1, 2007 through February 29, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a null zone that is equal to plus 0.75% or minus 0.75%, the Performance Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Adjustment Rate shall not exceed an absolute value of .05% and shall be made when the Performance Difference reaches plus or minus 3.25%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.20% and the maximum possible annual fee will be 0.30%.

The chart below illustrates how the Money Manager's fees are calculated. Because of the higher expenses associated with A Class, C Class and Investor Class shares, the performance of Advisor Class shares is generally better. Regardless of any differences in performance among different share classes, a Performance Adjustment Rate will be determined using the performance of the Fund's Advisor Class.

[graphic]



Prior to Acadian, the Money Manager of the Value Fund was Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, MA 02109, from January 10, 2001 through February 28, 2007. As compensation for Wellington Management's service, the Fund agreed to pay Wellington Management a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.


                                  accessor 60

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
 --------------------|


MONEY MANAGER Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025

LA Capital has managed the Small to Mid Cap Fund since June 2, 2008. LA Captal is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940. As of December 31, 2007, LA Capital managed approximately $5.8 billion in assets.

A team of investment professions manages the portion of the Small to Mid Cap Fund's assets allocated to LA Capital. The portfolio management team consists of Thomas D. Stevens, CFA, Hal Reynolds, CFA, David Borger, CFA, Stuart Matsuda and Christine Kugler. Thomas Stevens, Chairman, is responsible for developing and managing the firm's resources for research, portfolio management, trading, operations, and relationship management. Hal Reynolds, Chief Investment Officer, chairs the Investment Committee and is responsible for the firm's investment process. David Borger, Director of Research, is responsible for managing the firm's research activities. Stuart Matsuda, Director of Trading, and Christine Kugler, Director of Implementation, are responsible for developing the firm's trading strategies and implementing the trading program. All five members of the portfolio management team are principals of the firm and have been with LA Capital since the firm's inception in 2002. All five members of the portfolio management team also serve on the Investment Portfolio Review Committees. The Investment Committee is responsible for reviewing investment research in the areas of stock selection, risk management, portfolio construction, trading, and for approving all changes to the investment process. The Portfolio Review committee meets monthly and is responsible for monitoring the risk exposures of each portfolio to ensure compliance with written investment guidelines and the current outlook of the Dynamic Alpha stock selection model.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee, computed daily and paid monthly at the annual rate of 0.40% of the aggregate daily net assets of the Fund.

Prior to LA Capital, the Money Manager of the Fund was SSgA Funds Management, Inc., ("SSgA FM") One Lincoln Street, Boston, MA 02111 from June 1, 2001 through June 1, 2008. As compensation for SSgA FM's services, the Fund paid SSgA FM as follows: Prior to May 1, 2007, the Fund paid SSgA FM a fee, computed daily and paid quarterly at the annual rate of 0.35% of the average daily net assets of the Fund. From May 1, 2007 through September 30, 2007, the Fund paid SSgA FM a monthly base fee payable at an annual rate of 0.30% of the Fund's average daily net assets. Beginning October 1, 2008, the Fund paid SSgA FM a monthly base fee payable at an annual rate of 0.40% of the Fund's average daily net assets of the Fund over such month.





--------------------------------------------------------------------------------
                                  accessor 61

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
------------------------ |


MONEY MANAGER           Pictet Asset Management Limited, Moor House - Level 11,
                        120 London Wall, GB-London EC2Y 5ET

Founded in 1980, Pictet Asset Management Limited (formerly Pictet International Management Limited) ("Pictet") has managed the Fund since October 1, 2005.
Pictet and its affiliates had approximately $236 billion of assets under management as of December 31, 2007. Pictet uses a team approach in managing the International Equity Fund. A team of three experienced senior investment managers primarily based in London are responsible for implementing the investment strategies of the International Equity Fund.

Richard Heelis, Business Unit Head of the Regional Equities Team and Co-Head of the EAFE Team, and since January 2002 has served in his current position as the Business Unit Head of the Regional Equities Team. Mr. Heelis joined PAM in 1999 as a Senior Investment Manager. Mr. Heelis began his career in 1984 as a member of the Economics/Strategy team at Norwich Union, and moved to the Norwich Union Far East Team in 1987. Initially covering both the Australian and Japanese markets, as well as developing derivative evaluation models, Mr. Heelis assumed full responsibility for all Norwich Union's Japanese Equity Portfolios in 1993. Mr. Heelis graduated with Masters Degree in Economics (with honors) from the University of Edinburgh and is an Associate member of the UK Society of Investment Professionals.

Fabio Paolini, CFA, Senior Investment Manager and Co-Head of the EAFE Team. Mr. Paolini joined the Research Department of Pictet & Cie in Geneva in 1994, initially in the Economics team and then in the European equities research team. In 1997 Mr. Paolini joined the Institutional Asset Management Team where he was responsible for Global and European equities mandates. He has served as Senior Investment Manager in the Regional Equities Team since January 2000 and as Co-Head of the EAFE Team since July 2006. Before transferring to PAM in London in 1999, Mr. Paolini spent four months with Brown Brothers Harriman in New York. Mr. Paolini earned his degree in Economics from the University of Siena (Italy), obtained a CFPI/AZEK in 1996 and received the Chartered Financial Analyst (CFA) in 1999.

Swee-Kheng Lee, Senior Investment Manger. Swee-Kheng joined Pictet Asset Management in 2007 as a Senior Investment Manager in the Regional Equities team with specific responsibility for EAFE. She began her fund management career at Norwich Union in 1995 (now Morley Fund Management, part of AVIVA) as a fund manager focusing on Asian/Emerging Markets. She has previously worked for Phillips and Drew (now part of UBS), The Central Bank of Malaysia and the Economist Intelligence Unit. Swee-Kheng has a BA in PPE and a PhD in Economics from Oxford University. She is also an associate member of the UK Society of Investment Professionals (UKSIP).

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Fund.

As compensation for the Money Manager's services, prior to May 1, 2007, the Fund paid the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:

         0.50% on the first $50,000,000
         0.45% on the next $50,000,000
         0.40% above $100,000,000

Effective May 1, 2007, as compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.45% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. The Performance Fee Adjustment will be calculated monthly by (i) determining the difference in performance between the Advisor Class shares of the Fund and the Fund's benchmark index (the "Performance Difference"); (ii) using the Performance Difference to determine the performance adjustment rate ("Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a null zone that is equal to plus 1.50% or minus 1.50%, the Performance Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Adjustment Rate shall not exceed an absolute value of 0.20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.25% and the maximum possible annual fee will be 0.65%.



--------------------------------------------------------------------------------
                                  accessor 62

================================================================================
MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


The chart below illustrates how the International Equity Fund's Money Manager's fees are calculated. Because of the higher expenses associated with A Class, C Class and Investor Class shares, the performance of Advisor Class shares is generally better. Regardless of any differences in performance among different share classes, a Performance Adjustment Rate will be determined using the performance of the Fund's Advisor Class.

[graphic]


--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
------------------- |



MONEY MANAGER     First Western Investment Management, Inc. ("First Western")
                  1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067



First Western acquired the investment advisory business of Financial Management Advisors, LLC ("FMA") on June 1, 2008. FMA had managed the High Yield Bond Fund since May 1, 2000. First Western is the principal investment advisory subsidiary of First Western Financial, Inc. First Western has approximately $580 million of assets under management as of December 31, 2007 and First Western Financial, Inc. has approximately $1.37 billion of assets under management as of December 31, 2007.

Mr. Steven S. Michaels has been directly responsible for the day-to-day management of the Fund since May 1, 2000 through his association with FMA. Mr. Michaels is Executive Vice President and Managing Director of High Yield at First Western, with 18 years of industry experience and had served as a member of the professional investment staff at FMA for 15 years. Mr. Michaels' responsibility over the last six years include high yield fixed income portfolio management and directing the firm's noninvestment grade bond research. Mr. Michaels, assisted by First Western's Fixed Income Team, manages the Fund utilizing First Western's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies that leverage the individual expertise of the team members.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.


--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
----------------------------------- |


MONEY MANAGER           Pacific  Investment  Management  Company LLC ("PIMCO"),
                        840 Newport Center Drive, Suite 360,
                        Newport Beach, CA 92660

PIMCO has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since May 19, 2008. PIMCO* was founded in Newport Beach, California in 1971. PIMCO is one of the world's largest fixed income managers, with a presence in every major global bond market. PIMCO started as a subsidiary of Pacific Life Insurance Company to manage separate accounts for institutional clients. Today, the PIMCO Group's global client base is served from offices in New York, Singapore, Tokyo, London, Sydney, Munich, Toronto, Hong Kong, and Newport Beach. PIMCO has approximately $746,301 million in assets under management as of December 31, 2007.

PIMCO's fixed income portfolio group works on a team or consensus basis, so all accounts with similar objectives will have similar structures. The group's structure can best be described as a hub and spoke system, with seven senior generalist portfolio managers being the hub, receiving input from many specialists. The sector specialists relay information, provide strategic ideas and trading strategies and assist with execution. One generalist is assigned to each of PIMCO's accounts. Chris Dialynas is the portfolio manager responsible for the day-to-day investment decisions of the Funds. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, each Fund has agreed to pay the Money Manager a fee, computed daily and paid monthly, at the annual rate of 0.25% of the aggregate daily net assets of each Fund.

Prior to PIMCO, the Money Manager was Cypress Asset Management ("Cypress"), 26607 Carmel Center Place, Carmel, CA, from September 21, 1998 through May 18, 2008. As compensation for Cypress' service, from June 1, 2007 through May 18, 2008, each Fund agreed to pay Cypress a fee, computed daily and paid quarterly at the annual rate of 0.15% of the aggregate daily net assets of each Fund. Prior to June 1, 2007, Cypress was paid an annual fee of 0.10% of the aggregate daily net assets of each Fund.


* Includes  PIMCO's  global  affiliates,  as appropriate.


--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|


MONEY MANAGER   BlackRock  Financial Management, Inc. ("BlackRock")
                40 E. 52nd Street, New York, NY 10022

BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $1.36 trillion in assets under management as of December 31, 2007.



--------------------------------------------------------------------------------
                                   accessor 63

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, has been primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips has been a Managing Director of BlackRock since 1999. Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group and a member of the Leadership Committee. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000


--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND, STRATEGIC ALTERNATIVES FUND  & ALLOCATION FUNDS|
---------------------------------------------------------------------------|
MANAGER  Accessor Capital Management LP ("Accessor Capital")
         1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994, the Allocation Funds since December 27, 2000, and the Strategic Alternatives Fund since January 29, 2008. Accessor Capital was founded in 1991 and has approximately $3.0 billion in assets under management as of December 31, 2007.

Prior to January 2007, a specific individual was responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. Effective January 2007, an investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds and the Strategic Alternatives Fund since January 2008. The investment committee consists of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991. As the chair of the Investment Committee, he is responsible for the oversight of the Committee.

Mr. Rowader has been with Accessor Capital since February 2007, first as Investment Officer and member of the Investment Committee, from December 2007, as Senior Investment Officer, and from February 2008 as Chief Investment Officer. Mr. Rowader is primarily responsible for the overall management of the investment department and investment decisions for the U.S. Government Money Fund, the Allocation Funds, and the Accessor Strategic Alternatives Fund. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader received his MBA with concentration in Finance from the University of Colorado.

Mr. Herber has been with Accessor Capital since February 1, 2008 as an Investment Officer and member of the Investment Committee. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds. Prior to Accessor Capital, Mr. Herber was a Research Analyst at Wexford Capital Management from February 2006 through January 2008; the owner and operator of Genesis Games and Gizmos from June 2004 through January 2006; and a research associate at Capital International from June 2002 through May 2004. Mr. Herber has been a CFA Charterholder since 2003.

Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He has been a member of the Investment Committee since January 2007. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was a Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund, the Strategic Alternatives Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.



--------------------------------------------------------------------------------
                                  accessor 64

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
TRANSFER AGENT  |
----------------|

The Transfer Agent for the Funds is Accessor Capital Management LP. Mail can be directed to the Transfer Agent at either:

Accessor Capital Management LP
Attn:  Shareholder Services
1420 Fifth Avenue, Suite 3600
Seattle, WA  98101

or

Accessor Funds, Inc.
Attn: Shareholder Services
P. O. Box 1748
Seattle, WA 98111-1748


-------------------------------------------------------------------------------
WHERE TO PURCHASE|
 ----------------|


o DIRECT. Investors may purchase Shares of a Fund directly from the Transfer Agent for Accessor Funds for no sales charge or commission.

o FINANCIAL INTERMEDIARIES. Shares of a Fund may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries  may also  charge  transaction,  administrative  or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Shares of a Fund, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not be
-------------- |                           |purchased  on days when the NYSE is
                                           |closed for trading: New Year's Day,
Not all Accessor Funds may be offered in   |Martin   Luther   King,   Jr.  Day,
your state of  residence.  Contact  your   |Presidents    Day,   Good   Friday,
financial  intermediary  or the Transfer   |Memorial  Day,   Independence  Day,
Agent to  ensure  that the Fund you want   |Labor  Day,  Thanksgiving  Day and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 |-----------------------------------

Purchase orders are accepted on each business day that the New York Stock Exchange ("NYSE") is open and must be received in good order prior to the close of the NYSE, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase
--------------------------------------------------------------------------------
                                   accessor 65

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Shares of a Fund by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regular basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign an Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, Semi-Annual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS|
ACCOUNT PLANS                                      |
---------------------------------------------------|

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from the Transfer Agent by calling (800) 759-3504.
--------------------------------------------------------------------------------


       INVESTMENT MINIMUMS - all Funds except Strategic Alternatives Fund
--------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |   RETIREMENT ACCOUNTS
                                                               |
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds


---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts: $100 per Fund           |Automatic Investment Plan:             $100 per transaction
---------------------------------------------------------------------------------------------------------------------------------


                INVESTMENT MINIMUMS - STRATEGIC ALTERNATIVES FUND

Initial Investment         $50,000

Additional Investments     $ 5,000
---------------------------------------------------------------------------------------------------------------------------------



                                   accessor 66

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
SHARE PRICING|
-------------|

Investors purchase Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to its class, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding class Shares. The NAV is calculated each day that the NYSE is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund, which normally calculates its NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com). For related information see "Valuation of Securities" on page 71.

--------------------------------------------------------------------------------
ACCESSOR INTERNET WEBSITE|
-------------------------|

You can obtain information about Accessor Funds on the internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|

The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the Strategic Alternatives Fund, the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the Underlying Funds) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain smallcap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital will restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

--------------------------------------------------------------------------------
                                   accessor 67

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
Shareholders who redeem or exchange their shares of the Equity Funds, the Strategic Alternatives Fund or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend re-investment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION|
 -------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

--------------------------------------------------------------------------------
                                   accessor 68

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Shares of one Fund may be exchanged for shares of another Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares.
Exchanges into the A Class Shares from a different class of a Fund will be subject to a front-end load, if applicable. Please read the A Class and C Class Prospectus carefully for a description of the sales loads and CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund, Strategic Alternatives Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other class of a Fund into which they are considering exchanging. An exchange of shares of a Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Exchanges from Shares of one class of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all Funds or all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.


--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o   BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 2244274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES|
 -----------------------------------------|

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


Investors may request to redeem Shares of a Fund on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder |-----------------------------------
of the U.S. Government Money Fund by |Redemption requests for shares that 3:00 p.m. Eastern time, marked "Same Day |were purchased by check will be Settlement", the shareholder will be |honored at the next NAV calculated
entitled to receive redemption  proceeds    |after  receipt  of  the  redemption
by  wire  on  the  same  day.   Requests    |request.    However,     redemption
received "in good order" must include: |proceeds will not be transmitted account name, account number, dollar or |until the check used for the share amount of transaction, Fund(s) and |investment has cleared (up to 15 allocation of investment, and signature |days after a deposit). The Transfer
of authorized  signer.  Shareholders  of    |Agent    may    charge   a $10.00
the U.S. Government  Money Fund who elect   |processing fee for each redemption
this option  should be aware                |check.
                                            |-----------------------------------
that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds, the Strategic Alternatives Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.



--------------------------------------------------------------------------------
                                   accessor 69

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
o BY FAX.  Redemption  requests  may be  faxed  to  the Transfer Agent at
(206) 224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. You may authorize regular electronic transfers of $100 or more from your Accessor Funds account based on instructions provided to the Transfer Agent. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due solely to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fedwire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.



--------------------------------------------------------------------------------
                                   accessor 70

================================================================================
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Strategic Alternatives Fund, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Shares of a Fund will be automatically reinvested in additional Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using prices obtained from a pricing service. Equity securities (both domestic and international) and fixed-income securities listed and traded principally on an exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money
Fund) may purchase securities on foreign markets and thus may be subject to these NAV changes.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Investments in the U.S. Government Money Fund are valued at amortized cost. Short-term debt securities of other Funds maturing in less than 60 days may be valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its accessor 71

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.

On days when a change has occurred in the closing level of the Standard and Poor's 500 Index by an amount approved by the Board from the previous trading day's closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities in certain circumstances. The Manager and Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds and evaluate the accuracy of the prices provided.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------
A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2011, certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Strategic Alternatives Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Strategic Alternatives Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Strategic Alternatives Fund and/or defer the Strategic Alternatives Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Strategic Alternatives Fund.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning before December 31, 2007, the 30% withholding tax will not apply to dividends that a Fund designates as
(a) interest related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.


--------------------------------------------------------------------------------
                                   accessor 72

================================================================================
                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Funds.

o OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an administrative plan (the "ACM Administrative Plan") with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund.


================================================================================
                                 PRIVACY POLICY/HOUSEHOLDING
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus.


To avoid sending duplicate copies of materials to households, Accessor Funds may mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.















--------------------------------------------------------------------------------
                                   accessor 73

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================
GROWTH FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                2007          2006          2005          2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   26.03     $   24.49     $   23.08     $   20.77     $  17.13

Net investment income (loss)(1)                       0.08          0.07          0.05          0.13         0.09
   Net realized and unrealized gain (loss)
     on investments(1)                                1.44          1.54          1.43          2.26         3.65
                                                 -------------------------------------------------------------------
Total from investment operations                      1.52          1.61          1.48          2.39         3.74

   Distributions from net investment income          (0.07)        (0.07)        (0.07)        (0.08)       (0.10)
                                                 -------------------------------------------------------------------
Total distributions                                  (0.07)        (0.07)        (0.07)        (0.08)       (0.10)
                                                 -------------------------------------------------------------------
   Redemption fees                                    0.00(4)       0.00(4)       0.00(4)       0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                   $   27.48     $   26.03     $   24.49     $   23.08     $  20.77
====================================================================================================================
TOTAL RETURN(2)                                       5.86%         6.56%         6.44%        11.52%       21.90%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $ 161,713     $ 178,084     $ 133,132     $ 113,110     $ 94,904
Ratio of expenses to average net assets(3)            1.12%         1.20%         1.22%         0.91%        0.83%
   Ratio of net investment income (loss) to
     average net assets                               0.30%         0.29%         0.21%         0.60%        0.49%
Portfolio turnover rate                             190.94%       130.94%        97.70%       141.00%       76.58%
=============================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than $0.005 per share.


================================================================================
                                  accessor 74

================================================================================
                              FINANCIAL HIGHLIGHTS

VALUE FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                    2007          2006          2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD


----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   23.94     $   20.86     $   19.93     $    17.58     $    13.62

   Net investment income (loss)(1)                         0.26          0.31          0.27           0.23           0.16
   Net realized and unrealized gain (loss)
     on investments(1)                                     0.55          3.09          0.93           2.33           3.97
                                                      ----------------------------------------------------------------------
Total from investment operations                           0.81          3.40          1.20           2.56           4.13

   Distributions from net investment income               (0.24)        (0.32)        (0.27)         (0.21)         (0.17)
   Distributions from capital gains                       (0.66)            -             -              -              -
                                                      ----------------------------------------------------------------------
Total distributions                                       (0.90)        (0.32)        (0.27)         (0.21)         (0.17)
                                                      ----------------------------------------------------------------------
   Redemption fees                                         0.00(4)       0.00(4)          -           0.00(4)        0.00(4)

NET ASSET VALUE, END OF PERIOD                        $   23.85     $   23.94     $   20.86     $    19.93     $    17.58
============================================================================================================================
TOTAL RETURN(2)                                            3.32%        16.42%         6.09%         14.67%         30.50%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $ 141,422     $ 127,895     $ 109,228     $   94,222     $   70,232
   Ratio of gross expenses to average net assets(3)        0.97%         0.99%         1.00%          0.84%          0.84%
   Ratio of net expenses to average net assets(3)          0.97%         0.99%         0.85%          0.84%          0.84%
   Ratio of net investment income to average
     net assets                                            1.04%         1.40%         1.36%          1.27%          1.08%
Portfolio turnover rate                                  158.41%        64.20%        70.01%         88.83%        118.86%
========================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than $0.005 per share.


================================================================================
                                  accessor 75

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================


SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                             2007           2006          2005         2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   32.06     $    28.20    $   24.96    $    21.00    $   14.62

   Net investment income (loss)(1)                                  0.05           0.05         0.03         (0.02)        0.03
   Net realized and unrealized gain (loss)
     on investments(1)                                             (0.97)          3.83         3.21          3.98         6.38
                                                               -------------------------------------------------------------------
Total from investment operations                                   (0.92)          3.88         3.24          3.96         6.41

   Distributions from net investment income                        (0.07)         (0.02)           -          0.00(4)     (0.03)
   Distributions from capital gains                                (0.05)             -            -             -            -
                                                               -------------------------------------------------------------------
Total distributions                                                (0.12)         (0.02)           -          0.00(4)     (0.03)
                                                               -------------------------------------------------------------------
   Redemption fees                                                  0.00(4)        0.00(4)      0.00(4)       0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                                 $   31.02     $    32.06    $   28.20    $    24.96    $   21.00
==================================================================================================================================
TOTAL RETURN(2)                                                    (2.89)%        13.75%       12.98%        18.86%       43.91%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $ 291,934     $  288,277    $ 155,235    $  163,878    $ 134,782
   Ratio of expenses (including dividend expense)
     to average net assets(3,5)                                     1.26%          1.22%        1.26%         1.20%        1.24%
   Ratio of expenses (excluding dividend expense)
     to average net assets(3,5)                                     1.20%          1.22%        1.26%         1.20%        1.24%
   Ratio of net investment income (loss) (including dividend        0.15%          0.18%        0.13%        (0.09)%       0.20%
     expense) to average net assets(3,5)
   Ratio of net investment income loss (excluding dividend
     expense) to average net assets(3,5)                            0.21%          0.18%        0.13%        (0.09)%       0.20%
Portfolio turnover rate                                            57.25%         37.24%       41.64%        46.31%       47.88%
=========================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than $0.005 per share.

5/Dividend expense totaled 0.06%, 0%, 0%, 0%, and 0%, respectively, of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively.

================================================================================
                                  accessor 76

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                                2007          2006           2005          2004          2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   22.99     $   17.35      $   15.21      $  12.96      $   9.65

   Net investment income (loss)(1)                                    0.24          0.10           0.14          0.15          0.12
   Net realized and unrealized gain (loss)
      on investments(1)                                               2.71          5.65           2.04          2.15          3.18
                                                                 -------------------------------------------------------------------
Total from investment operations                                      2.95          5.75           2.18          2.30          3.30

   Distributions from net investment income                          (0.20)        (0.11)         (0.04)        (0.05)            -
   Distributions from capital gains                                  (1.81)            -              -             -             -
                                                                 -------------------------------------------------------------------
Total distributions                                                  (2.01)        (0.11)         (0.04)        (0.05)            -
                                                                 -------------------------------------------------------------------
   Redemption fees(5)                                                 0.00(4)      (0.00)(4)      (0.00)(4)     (0.00)(4)      0.01

NET ASSET VALUE, END OF PERIOD                                   $   23.93     $   22.99      $   17.35      $  15.21      $  12.96
====================================================================================================================================
TOTAL RETURN(2)                                                      12.97%        33.13%         14.33%        17.76%        34.30%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                         $ 241,397     $ 152,545      $ 100,146      $ 87,790      $ 69,059
   Ratio of expenses to average net assets(3)                         1.33%         1.44%          1.41%         1.24%         1.36%
   Ratio of net investment income (loss) to
      average net assets                                              0.96%         0.53%          0.89%         1.09%         1.17%
Portfolio turnover rate                                              73.71%        93.54%        127.58%        15.91%        21.84%

================================================================================================================

1/Per share amounts are based upon average shares outstanding.

2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

3/The effect of any custody credits on this ratio is less than 0.01%.

4/Less than $0.005 per share.

5/Per share amounts relating to redemption fees for 2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.



================================================================================
                                  accessor 77

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
---------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                     2007          2006            2005          2004            2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     11.01   $     10.72    $     11.31    $     11.18    $        9.86

   Net investment income (loss)(1)                           0.80          0.80           0.82           0.89             0.94
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.57)         0.31          (0.58)          0.12             1.33
                                                      ---------------------------------------------------------------------------
Total from investment operations                             0.23          1.11           0.24           1.01             2.27

   Distributions from net investment income                 (0.80)        (0.82)         (0.83)         (0.88)           (0.96)
                                                      ---------------------------------------------------------------------------
Total distributions                                         (0.80)        (0.82)         (0.83)         (0.88)           (0.96)
                                                      ---------------------------------------------------------------------------
   Redemption fees(5)                                        0.00(4)       0.00(4)        0.00(4)        0.00(4)          0.01

NET ASSET VALUE, END OF PERIOD                        $     10.44   $     11.01    $     10.72    $     11.31    $       11.18
=================================================================================================================================
TOTAL RETURN(2)                                              2.10%        10.82%          2.20%          9.49%           24.24%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    72,604   $    59,931    $    50,311    $    50,920    $      51,918
   Ratio of expenses to average net assets(3)                0.91%         0.90%          0.93%          0.83%            0.95%
   Ratio of net investment income to average
     net assets                                              7.38%         7.52%          7.51%          8.00%            8.99%
Portfolio turnover rate                                     86.29%        87.80%         62.75%         75.03%          154.85%
=================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than $0.005 per share.
5/Per share amounts relating to redemption fees for 2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.

================================================================================
                                  accessor 78

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

INTERMEDIATE FIXED-INCOME FUND
------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                     2007        2006       2005       2004       2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  11.24   $   11.64   $  11.91   $  12.13   $  12.45

   Net investment income (loss)(1)                         0.75        0.79       0.63       0.60       0.55
   Net realized and unrealized gain (loss)
     on investments(1)                                    (0.36)      (0.38)     (0.20)     (0.14)      0.06
                                                       ------------------------------------------------------
Total from investment operations                           0.39        0.41       0.43       0.46       0.61
                                                       ------------------------------------------------------

   Distributions from net investment income               (0.77)      (0.81)     (0.66)     (0.59)     (0.57)
   Distributions from capital gains                           -           -      (0.04)     (0.09)     (0.36)
                                                       ------------------------------------------------------
Total distributions                                       (0.77)      (0.81)     (0.70)     (0.68)     (0.93)
                                                       ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                         $  10.86   $   11.24   $  11.64   $  11.91   $  12.13
=============================================================================================================
TOTAL RETURN(2)                                            3.64%       3.73%      3.69%      3.88%      4.93%
NET ASSETS, END OF PERIOD (IN THOUSANDS)               $ 71,409   $  36,331   $ 56,312   $ 51,548   $ 37,099
   Ratio of expenses to average net assets(3)              0.79%       0.73%      0.73%      0.87%      0.74%
   Ratio of net investment income to average
     net assets                                            6.87%       6.90%      5.36%      5.04%      4.46%
Portfolio turnover rate                                   71.66%     102.65%     93.26%    125.84%    105.58%

======================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.


================================================================================
                                  accessor 79

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED-INCOME FUND
------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                     2007        2006       2005       2004       2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  11.62   $   11.76   $  11.98   $  12.18   $  12.34

   Net investment income (loss)(1)                         0.71        0.57       0.46       0.45       0.43
   Net realized and unrealized gain (loss)
     on investments(1)                                    (0.39)      (0.13)     (0.18)     (0.19)     (0.16)
                                                       ------------------------------------------------------
Total from investment operations                           0.32        0.44       0.28       0.26       0.27

   Distributions from net investment income               (0.74)      (0.58)     (0.50)     (0.46)     (0.43)
   Distributions from capital gains                           -           -          -          -          -
                                                       ------------------------------------------------------
Total distributions                                       (0.74)      (0.58)     (0.50)     (0.46)     (0.43)
                                                       ------------------------------------------------------
   Redemption fees                                            -           -          -          -          -

NET ASSET VALUE, END OF PERIOD                         $  11.20   $   11.62   $  11.76   $  11.98   $  12.18
=============================================================================================================
TOTAL RETURN(2)                                            2.78%       3.86%      2.38%      2.16%      2.19%
NET ASSETS, END OF PERIOD (IN THOUSANDS)               $ 65,017   $ 107,195   $ 95,933   $ 68,402   $ 80,613
   Ratio of expenses to average net assets(3)              0.72%       0.71%      0.73%      0.64%      0.63%
   Ratio of net investment income to average
     net assets                                            6.17%       4.86%      3.99%      3.70%      3.54%
Portfolio turnover rate                                   41.16%      52.95%     42.14%     74.14%     86.10%

======================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 80

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND
--------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                      2007          2006           2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.21   $     12.39    $     12.65    $     12.69    $     13.00

   Net investment income (loss)(1)                           0.56          0.52           0.45           0.46           0.38
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.19         (0.05)         (0.20)          0.02          (0.08)
                                                      -------------------------------------------------------------------------
Total from investment operations                             0.75          0.47           0.25           0.48           0.30

   Distributions from net investment income                 (0.54)        (0.58)         (0.49)         (0.45)         (0.36)
   Distributions from capital gains                             -         (0.07)         (0.02)         (0.07)         (0.25)
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.54)        (0.65)         (0.51)         (0.52)         (0.61)
                                                      -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     12.42   $     12.21    $     12.39    $     12.65    $     12.69
===============================================================================================================================
TOTAL RETURN(2)                                              6.28%         3.92%          1.96%          3.87%          2.34%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    62,498   $    48,202    $   158,056    $   163,913    $   159,367
   Ratio of expenses to average net assets(3)                0.95%         1.00%          0.92%          0.81%          0.84%
   Ratio of net investment income to average
      net assets                                             4.54%         4.24%          3.56%          3.65%          2.93%
   Portfolio turnover rate                                 496.94%       578.95%        474.16%        324.40%        425.28%

============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 81

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
--------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


ADVISOR CLASS SHARES                                    2007           2006           2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

   Net investment income (loss)(1)                          0.05           0.04           0.03           0.01           0.01

   Distributions from net investment income                (0.05)         (0.04)         (0.03)         (0.01)         (0.01)
                                                    ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
===============================================================================================================================
TOTAL RETURN(2)                                             4.72%          4.49%          2.75%          0.93%          0.72%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $  1,344,292   $  1,433,080   $  1,266,322   $  1,260,063   $  1,175,275
   Ratio of gross expenses to average net                   0.46%          0.47%          0.45%          0.46%          0.46%
     assets(3)
   Ratio of net expenses to average net assets(3)           0.46%          0.47%          0.45%          0.46%          0.46%
   Ratio of net investment income to average
     net assets                                             4.60%          4.37%          2.68%          0.94%          0.72%

=============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 82

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND
-----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                        2007         2006         2005         2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  14.84     $  14.94     $  15.17     $  15.29     $  15.19

   Net investment income (loss)(1)                            0.84         0.73         0.60         0.50         0.53
   Net realized and unrealized gain (loss)
     on investments(1)                                       (0.38)       (0.10)       (0.23)       (0.09)        0.17
                                                          -------------------------------------------------------------
Total from investment operations                              0.46         0.63         0.37         0.41         0.70

   Distributions from net investment income                  (0.85)       (0.73)       (0.59)       (0.49)       (0.53)
   Distributions from capital gains                              -            -        (0.01)       (0.04)       (0.07)
                                                          -------------------------------------------------------------
Total distributions                                          (0.85)       (0.73)       (0.60)       (0.53)       (0.60)
                                                          -------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $  14.45     $  14.84     $  14.94     $  15.17     $  15.29
=======================================================================================================================
TOTAL RETURN(2)                                               3.16%        4.32%        2.38%        2.83%        4.68%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $ 11,696     $ 10,440     $  8,415     $  7,410     $  7,313
   Ratio of gross expenses to average net assets              0.29%        0.35%        0.36%        0.42%        0.29%
   Ratio of net expenses to average net assets                0.29%        0.20%        0.20%        0.20%        0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                           5.75%        4.76%        3.79%        3.06%        3.30%
   Ratio of net investment income to average
     net assets                                               5.75%        4.91%        3.94%        3.28%        3.49%
   Portfolio turnover rate                                   60.59%       14.19%       19.91%       33.21%       52.48%

=============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.





================================================================================
                                  accessor 83

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND
--------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                        2007         2006         2005         2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  16.27     $  15.57     $  15.38     $  14.83     $  13.48

   Net investment income (loss)(1)                            0.62         0.56         0.45         0.39         0.40
   Net realized and unrealized gain (loss)
     on investments(1)                                        0.03         0.71         0.20         0.55         1.40
                                                          -------------------------------------------------------------
Total from investment operations                              0.65         1.27         0.65         0.94         1.80

   Distributions from net investment income                  (0.69)       (0.56)       (0.45)       (0.37)       (0.39)
   Distributions from capital gains                          (0.01)       (0.01)       (0.01)       (0.02)       (0.06)
                                                          -------------------------------------------------------------
Total distributions                                          (0.70)       (0.57)       (0.46)       (0.39)       (0.45)
                                                          -------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $  16.22     $  16.27     $  15.57     $  15.38     $  14.83
=======================================================================================================================
TOTAL RETURN(2)                                               4.03%        8.33%        4.29%        6.45%       13.56%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $ 24,914     $ 15,923     $ 14,277     $ 12,381     $  8,693
   Ratio of gross expenses to average net assets              0.24%        0.28%        0.28%        0.33%        0.30%
   Ratio of net expenses to average net assets                0.24%        0.20%        0.20%        0.20%        0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                           3.78%        3.44%        2.87%        2.45%        2.64%
   Ratio of net investment income to average
     net assets                                               3.78%        3.52%        2.95%        2.58%        2.84%
Portfolio turnover rate                                      48.68%       19.31%       11.49%       19.76%       26.08%
==============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.





================================================================================
                                  accessor 84

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                      2007          2006            2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     17.14   $     15.89      $     15.38    $     14.40    $     12.38

   Net investment income (loss)(1)                           0.49          0.45             0.36           0.31           0.33
   Net realized and unrealized gain (loss)
     on investments(1)                                       0.29          1.24             0.51           0.96           2.05
                                                      --------------------------------------------------------------------------
Total from investment operations                             0.78          1.69             0.87           1.27           2.38

   Distributions from net investment income                 (0.63)        (0.44)           (0.36)         (0.29)         (0.33)
   Distributions from capital gains                             -         (0.00)(3)            -           0.00(3)       (0.03)
                                                      --------------------------------------------------------------------------
Total distributions                                         (0.63)        (0.44)           (0.36)         (0.29)         (0.36)
                                                      --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $     17.29   $     17.14      $     15.89    $     15.38    $     14.40
================================================================================================================================
TOTAL RETURN(2)                                              4.57%        10.81%            5.72%          9.00%         19.52%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    63,372   $    53,958      $    35,693    $    27,584    $    19,354
   Ratio of gross expenses to average net assets             0.18%         0.23%            0.22%          0.26%          0.23%
   Ratio of net expenses to average net assets               0.18%         0.20%            0.20%          0.20%          0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                          2.79%         2.70%            2.29%          2.04%          2.34%
Ratio of net investment income to average
     net assets                                              2.79%         2.73%            2.31%          2.11%          2.46%
Portfolio turnover rate                                     23.56%        13.27%            3.20%         20.59%         19.58%

======================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/Less than $0.005 per share.




================================================================================
                                  accessor 85

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
-------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                  2007           2006           2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    17.49     $    15.97     $    15.32     $    14.15     $   11.86

   Net investment income (loss)(1)                       0.42           0.38           0.31           0.27          0.28
   Net realized and unrealized gain (loss)
     on investments(1)                                   0.39           1.51           0.65           1.17          2.31
                                                   ----------------------------------------------------------------------
Total from investment operations                         0.81           1.89           0.96           1.44          2.59

   Distributions from net investment income             (0.58)         (0.37)         (0.30)         (0.25)        (0.27)
   Distributions from capital gains                         -          (0.00)(5)      (0.01)         (0.02)        (0.03)
                                                   ----------------------------------------------------------------------
Total distributions                                     (0.58)         (0.37)         (0.31)         (0.27)        (0.30)
                                                   ----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $    17.72     $    17.49     $    15.97     $    15.32     $   14.15
=========================================================================================================================
TOTAL RETURN(2)                                          4.66%         11.96%          6.43%         10.21%        22.09%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   67,402     $   54,430     $   45,890     $   34,118     $  22,173
   Ratio of gross expenses to average net assets         0.18%          0.22%          0.20%          0.25%         0.23%
   Ratio of net expenses to average net assets           0.18%          0.20%          0.20%          0.20%         0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      2.31%          2.23%          2.03%          1.82%         2.06%
   Ratio of net investment income to average
     net assets                                          2.31%          2.25%          2.03%          1.88%         2.19%
   Portfolio turnover rate                              18.45%         14.32%          1.95%         12.74%        19.56%


==============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchases of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.



================================================================================
                                  accessor 86

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND
----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                          2007         2006         2005         2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    18.21   $    16.14   $    15.17   $    13.62   $    10.80

   Net investment income (loss)(1)                               0.24         0.23         0.20         0.18         0.20
   Net realized and unrealized gain (loss)
      on investments(1)                                          0.71         2.06         0.96         1.55         2.82
                                                           ---------------------------------------------------------------
Total from investment operations                                 0.95         2.29         1.16         1.73         3.02

   Distributions from net investment income                     (0.47)       (0.22)       (0.19)       (0.18)       (0.20)
   Distributions from capital gains                             (0.01)           -            -            -            -
                                                           ---------------------------------------------------------------
Total distributions                                             (0.48)       (0.22)       (0.19)       (0.18)       (0.20)
                                                           ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                             $    18.68   $    18.21   $    16.14   $    15.17   $    13.62
==========================================================================================================================
TOTAL RETURN(2)                                                  5.19%       14.30%        7.73%       12.75%       28.22%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                   $   64,364   $   51,586   $   39,186   $   30,623   $   25,041
   Ratio of gross expenses to average net assets                 0.18%        0.22%        0.20%        0.25%        0.22%
   Ratio of net expenses to average net assets                   0.18%        0.20%        0.20%        0.20%        0.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                             1.24%        1.33%        1.30%        1.24%        1.59%
   Ratio of net investment income to average net assets          1.24%        1.35%        1.30%        1.30%        1.71%
Portfolio turnover rate                                          7.43%       18.90%        1.76%       15.63%       16.85%

===========================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.




================================================================================
                                  accessor 87

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND
---------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                 2007       2006       2005       2004          2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  18.81   $  16.27   $  14.97   $  13.08      $  10.04

   Net investment income (loss)(1)                     0.10       0.09       0.06       0.05          0.05
   Net realized and unrealized gain (loss)
     on investments(1)                                 0.98       2.50       1.26       1.86          3.03
                                                   ---------------------------------------------------------
Total from investment operations                       1.08       2.59       1.32       1.91          3.08

   Distributions from net investment income           (0.38)     (0.05)     (0.02)     (0.02)        (0.04)
   Distributions from capital gains                   (0.03)         -          -          -             -
                                                   ---------------------------------------------------------
Total distributions                                   (0.41)     (0.05)     (0.02)     (0.02)        (0.04)
                                                   ---------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $  19.48   $  18.81   $  16.27   $  14.97      $  13.08
============================================================================================================
TOTAL RETURN(2)                                        5.71%     15.95%      8.86%     14.60%        30.74%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $ 44,106   $ 37,716   $ 21,970   $ 15,590      $ 11,580
   Ratio of gross expenses to average net assets       0.20%      0.26%      0.24%      0.30%         0.25%
   Ratio of net expenses to average net assets         0.20%      0.20%      0.20%      0.20%         0.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                    0.49%      0.48%      0.35%      0.27%         0.29%
   Ratio of net investment income to average
     net assets                                        0.49%      0.54%      0.39%      0.37%         0.44%
Portfolio turnover rate                               10.36%     10.73%      2.01%      3.61%         7.27%

==========================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.


                                  accessor 88

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
 --------------------------|


The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 424 NYSE and 76 NASDAQ traded companies.


Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "baseweighted aggregative" expressed in relatives with the average value for the base period (19411943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (19411943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.


--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAWHILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/CITIGROUP GROWTH INDEX / S&P 500/CITIGROUP VALUE INDEX|
--------------------------------------------------------------|

Standard and Poor's, has renamed its style indices, the S&P 500/BARRA Growth Index to the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P
500/BARRA Value Index to the S&P 500/Citigroup Value Index (the "Value Index") as of December 16, 2005 and changed the calculation methodology used to separate the S&P 500 into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.

As of December 31, 2007, there were 300 companies in the Growth Index and 353 companies in the Value Index.









                                   accessor 89

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began co-branding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|


The MSCI EAFE + EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 46 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.


The MSCI EAFE Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.


MSCI Emerging Markets ("EM") Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.


The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.


================================================================================
                                  accessor 90

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------



As of December 31, 2007, the MSCI + EM Index consisted of the following countries:


21 Developed Market Countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom

25 Emerging Market Countries: Argentina, Brazil, Chile, China,
Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey.


Unlike other broadbased indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2007, the value of the MSCI EAFE + EM Index was 347.46.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
================================================================================


--------------------------------------------------------------------------------
LEHMAN BROTHERS*                        |
GOVERNMENT/CREDIT  INDEX                |
GOVERNMENT/CREDIT 1-5 YEAR INDEX        |
MORTGAGE-BACKED   SECURITIES  INDEX     |
--------------------------------------- |



The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.


The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasifederal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.


The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).


--------------------------------------------------------------------------------


*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, AND THE MORTGAGE SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.


--------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX* |
----------------------------------------------|



The US High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. "Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). 144a issues are not included in the Index until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index between cash pay and deferred interest bonds, as well as by rating and sector. The inception date of the index is August 31, 1986.


--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
*THE HIGH YIELD BOND FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MERRILL LYNCH
--------------------------------------------------------------------------------
















================================================================================

                                   accessor 91

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period


o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com


SECURITIES AND EXCHANGE COMMISSION
Washington, DC  205490102
Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
email:  publicinfo@sec.gov
web site:  www.sec.gov


You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

                                  accessor 92

                  ACCESSOR FUNDS, INC. -- INVESTOR CLASS SHARES
                    and ACCESSOR STRATEGIC ALTERNATIVES FUND
--------------------------------------------------------------------------------

                                   PROSPECTUS

--------------------------------------------------------------------------------




[LOGO] ACCESSOR                                  APRIL 29, 2008
                                        As supplemented June 10, 2008


--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE


                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
THE FUNDS
Growth Fund Details and Performance........................................4
Value Fund Details and Performance.........................................6
Small to Mid Cap Fund Details and Performance..............................8
International Equity Fund Details and Performance.........................10
Strategic Alternatives Fund Details and Performance.......................12
High Yield Bond Fund Details and Performance..............................16
Intermediate Fixed-Income Fund Details and Performance....................18
Short-Intermediate Fixed-Income Fund Details and Performance..............20
Mortgage Securities Fund Details and Performance..........................22
U.S. Government Money Fund Details and Performance........................24
Income Allocation Fund Details and Performance............................26
Income & Growth Allocation Fund Details and Performance...................28
Balanced Allocation Fund Details and Performance..........................31
Growth & Income Allocation Fund Details and Performance...................34
Growth Allocation Fund Details and Performance............................37
Aggressive Growth Allocation Fund Details and Performance.................40
Fund Expenses.............................................................43
Securities and Risks......................................................45
Management, Organization and Capital Structure............................58

SHAREHOLDER INFORMATION
Purchasing Fund Shares....................................................66
Exchanging Fund Shares....................................................69
Redeeming Fund Shares.....................................................70
Dividends and Distributions...............................................71
Valuation of Securities...................................................71
Taxation..................................................................72
Service & Distribution Arrangements.......................................73
Privacy Policy/Householding...............................................73
Financial Highlights......................................................74

APPENDIX A
Description of Fund Indices...............................................89


-------------------------------------------------------------------------------

                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------




o A family of 18 mutual funds. This Prospectus describes the Investor Class Shares of 15 of the Funds, each with other classes of shares described in other prospectuses, and the Accessor Strategic Alternatives Fund. These 16 Funds, that are divided into ten "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below:

UNDERLYING EQUITY FUNDS:                UNDERLYING Fixed-Income FUNDS:
    Growth Fund                             High Yield Bond Fund
    Value Fund                              Intermediate Fixed-Income Fund
    Small to Mid Cap Fund                   Short-Intermediate Fixed-Income
    International Equity Fund               Fund
                                            Mortgage Securities Fund
UNDERLYING ALTERNATIVES FUND:                U.S. Government Money Fund
    Strategic Alternatives Fund                 (the "Money Market" Fund")

ALLOCATION FUNDS:                       ALLOCATION FUNDS:
    Income Allocation Fund                  Growth & Income Allocation Fund
    Income & Growth Allocation Fund         Growth Allocation Fund
    Balanced Allocation Fund                Aggressive Growth Allocation Fund

For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.

o    A variety of equity, fixed-income, alternative and balanced mutual funds.

o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o     Managed by Accessor Capital Management LP ("Accessor Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund and the Strategic Alternatives Fund, which are advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range, and each may invest in a combination of the Advisor Class Shares of the Underlying Funds and the Accessor Strategic Alternatives Fund, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on 49.


================================================================================

  DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

   DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT
                                    RESULTS.

--------------------------------------------------------------------------------
                                   accessor 3

================================================================================
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in common and preferred stocks, securities convertible into U.S. common stocks, and rights and warrants. The Fund invests primarily in stocks of companies that Smith Asset Management Group, LP ("Smith Group"), the Fund's Money Manager, selects for their potential contribution to the long-term growth of capital, utilizing Smith Group's bottom-up stock selection process, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/Citigroup Growth Index. See Appendix A for additional information about the index.

The primary emphasis of Smith Group's      |-----------------------------------
stock selection process is on bottom-up    |MARKET  CAPITALIZATION:  The Growth
stock selection. Excess returns are        |Fund generally invests in companies
derived from two sources. First, all       |with market  capitalizations within
stocks must pass through a valuation       |the    range    of    the    market
screen designed to eliminate all           |capitalizations  of  the  companies
companies trading above their historical   |included  in the S&P 500 Index.  As
relative price/earnings ratio. Secondly,   |of  March  31,  2008,   the  market
stocks passing this screen are evaluated   |capitalization of the S&P 500 Index
on the basis of their ability to produce   |ranged  from $1  billion  for the
improved earnings quality and report       |smallest  company to $453 billion
earnings above expectations.               |for the largest company.
                                           ------------------------------------
Smith Group's large cap core/growth investment process is best described as a core approach. Smith Group buys companies that are undervalued according to a number of commonly accepted value measures, but have improving business fundamentals. Smith Group believes that the best evidence that fundamentals are improving is that a company reports earnings that are better than expected, and that it follows through with a pattern of these positive earnings surprises. During the period in which a company is reporting a series of positive earnings surprises it is generally experiencing rapidly accelerating earnings growth that is above the company's historic growth rate. Smith Group has developed a process of combining traditional fundamental research, behavioral finance, and the latest technological tools in order to find companies with hidden fundamental business improvement. Smith Group uses this process as a way of finding the undervalued companies that have a catalyst for unlocking their value, providing a balance within the portfolio to exposures to valuation and growth.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Growth Stocks. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

================================================================================
                   GROWTH FUND ANNUAL RETURNS - INVESTOR CLASS
================================================================================
[GRAPHIC]                                                       YEAR-TO-DATE
                                                                   -11.95%
                                                                AS OF 3/31/08
AS OF 12/31 EACH YEAR                                           --------------
                                                                 BEST QUARTER
25.23  -23.99  -15.73  -24.45  21.28 10.96  6.11  6.36  5.49        20.92%
-------------------------------------------------------------   4TH QTR 1999
  99     00       01      02     03    04    05    06    07     ----------------
                                                                WORST QUARTER
                                                                   -18.90%
                                                                1ST QTR 2001

================================================================================
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
================================================================================

                                                                                                        SINCE
FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS          INCEPTION*
------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                               5.49%           9.88%           1.35%
Fund returns after taxes on distributions                               5.46%           9.85%           1.07%
Fund returns after taxes on distributions & sale of Fund shares         3.57%           8.60%           1.06%
S&P 500/Citigroup Growth Index /1/                                      9.13%          10.74%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               *7/1/98 INCEPTION DATE

-------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










--------------------------------------------------------------------------------
(1) THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/CITIGROUP GROWTH INDEX (FORMERLY THE S&P 500/BARRA GROWTH INDEX) IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THESE INDICES.
================================================================================
                                   accessor 5

================================================================================
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund   |-----------------------------------
seeks  to  achieve  its   objective   by   |MARKET  CAPITALIZATION:  The Value
investing   principally  in  common  and   |Fund generally invests in companies
preferred      stocks,       convertible   |with market  capitalizations within
securities,  and rights and  warrants of   |the    range    of    the    market
companies     whose    stocks     appear   |capitalizations  of  the  companies
attractively  valued  relative  to  their  |included  in the S&P 500 Index.  As
peers,  in addition to having  favorable   |of  March  31,  2008,   the  market
earnings,      quality     and     price   |capitalization of the S&P 500 Index
characteristics.   The  Fund   seeks  to   |ranged  from $1  billion  for the
invest  primarily in stocks of companies   |smallest  company to $453 billion
that    Acadian     Asset     Management   |for the largest company.
LLC ("Acadian"),  the Fund's Money  Manager,------------------------------------
believes are undervalued. Acadian attempts to exceed the performance of the Fund's benchmark, the S&P 500/Citigroup Value Index. See Appendix A for additional information about the Index. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Acadian uses stock factors in an effort to predict how well each stock in its 5,500-stock U.S. universe will perform relative to its peer group. Acadian also applies separate models to forecast industry group level returns, in an effort to predict how well the stock's industry group will perform relative to other industry groups in the U.S., and then add that forecast to each stock's forecast. At the individual stock level, Acadian uses a wide range of quantitative factors, including valuation, earnings, quality metrics, price movements and size. At the industry level, Acadian utilizes valuation, risk, growth and economic movements. Acadian combines and weights the values of all the factors, utilizing a proprietary methodology to determine a return forecast for each stock. The end result is a ranking of the entire 5,500-stock universe from most attractive to least attractive. The firm then uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the Fund's benchmark index, targeted level of risk, transaction cost estimates and other requirements. Industry weights fall out of the bottom-up stock selection process, with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding. The replacement stock's expected return must be enough to more than cover the transaction costs of selling the current holding and buying the new opportunity.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common Stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Value Stocks. Although the Fund invests in securities that the Money Manager believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


================================================================================
                    VALUE FUND ANNUAL RETURNS - INVESTOR CLASS
================================================================================
[GRAPH]
                                                                YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                              -11.88%
                                                                As of 3/31/08
                                                               ----------------
6.35  1.88  -9.94 -23.20  29.92  14.13  5.78  15.88  2.76       BEST QUARTER
----------------------------------------------------------          17.34%
 99    00     01     02    03      04   05    06     07          2ND QTR 2003
                                                                --------------
                                                                 WORST QUARTER
                                                                    -17.77%
                                                                 3RD QTR 2002
-------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                        SINCE
FOR THE PERIODS ENDED 12/31/07                                         1 YEAR         5 YEARS         INCEPTION
---------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                              2.76%            13.31%          3.48%
Fund returns after taxes on distributions                              2.19%            12.92%          2.61%
Fund returns after taxes on distributions & sale of Fund shares        2.35%            11.48%          2.55%
S&P 500/Citigroup Value Index /1/                                      1.99%            14.97%          N/A



(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               *7/1/98 INCEPTION




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.












--------------------------------------------------------------------------------
(1) THE S&P 500/CITIGROUP VALUE INDEX (FORMERLY THE S&P 500/BARRA VALUE INDEX) IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.

================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index. See Appendix A for additional information about the index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of |------------------------------------
such issuers.                             |SPECIAL   NOTE:   As  of   March  31,
Investment selections may be based on     |2008,  the market  capitalization of
fundamental economic, market and other |the Dow Jones Wilshire 4500 factors which may lead to variation by |Completion Index ranged from under
economic  sectors,  industry or other     |$1 million  for the smallest company
criteria appropriate to meet the Fund's   |to $137.7  billion   for  the largest
objective.  The Fund may engage in        |company.  The weighted average market
various portfolio strategies (for         |value of the Index was $13.9 billion,
example, options or futures, but not for  |which may vary from month to month.
speculation) to reduce certain risks of   -------------------------------------
its investments and may thereby enhance income.

Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), the Fund's Money Manager, employs its multifactor Dynamic Alpha stock evaluation model to identify a portfolio of mid and small cap stocks which the manager believes offers the best long-term return potential subject to the Fund's investment guidelines. The Money Manager will seek to meet the Fund's investment objective by investing primarily in stocks of companies with risk characteristics which are in favor in the current market environment while underweighting stocks whose characteristics are presently out of favor.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.



o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.




-------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
-------------------------------------------------------------------------------
                                   accessor 8

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 2, 2008. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.

--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                         YEAR-TO-DATE
                                                                   -9.07%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/08
                                                                --------------
 26.60 -18.60  -14.59 -15.00 43.28 18.28 12.56  13.22 -3.35     BEST QUARTER
---------------------------------------------------------          21.13%
  99     00    01        02   03     04   05     06    07       2ND QTR 2003
                                                                --------------
                                                                WORST QUARTER
                                                                   -19.78%
                                                                3RD QTR 2001

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------



                                                                                                        SINCE
FOR THE PERIODS ENDED 12/31/07                                         1 YEAR         5 YEARS         INCEPTION*
Fund returns before taxes                                               -3.35%        15.86%          5.15%
Fund returns after taxes on distributions                               -3.37%        15.85%          4.16%
Fund returns after taxes on distributions & sale of Fund shares         -2.15%        13.99%          3.86%
Dow Jones Wilshire 4500 Completion Index (FLOAT ADJUSTED) /1             5.39%        17.83%          N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           *6/24/98 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.







--------------------------------------------------------------------------------
(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT-ADJUSTED) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE
     INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.


================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depositary Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to diversity its investments among at least 10 different countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

Pictet Asset Management Limited ("Pictet") (formerly Pictet International Management Limited) serves as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM NDTR_D Index. See Appendix A for additional information about the index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.


o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.



--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 10

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on October 1, 2005. The chart and table reflect results achieved by the previous Money Managers prior to that date.

--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                           YEAR-TO-DATE
                                                                     -11.88%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/08
                                                                  -------------
48.23  -24.92  -25.19 -15.12  33.72  17.29  13.93  32.59  12.37    BEST QUARTER
---------------------------------------------------------------       30.01%
 99      00      01    02     03     04     05    06      07      4TH QTR 1999
                                                                  --------------
                                                                  WORST QUARTER
                                                                     -20.85%
                                                                  3RD QTR 2002


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                                                        SINCE
FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS         INCEPTION*


Fund returns before taxes                                               12.37%          21.63%          6.43%
Fund returns after taxes on distributions                               10.03%          21.11%          5.38%
Fund returns after taxes on distributions & sale of Fund shares          8.71%          19.01%          5.04%
MSCI EAFE + EM NTDR_D /1                                                15.76%          23.66%          N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)              *7/6/98 INCEPTION DATE

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.


















--------------------------------------------------------------------------------


(1) THE MSCI EAFE + EM NDTR_D INDEX IS AN UNMANAGED INDEX OF 46 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA), INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE AND EMERGING MARKET COUNTRIES. "NDTR" INDICATES THAT THE DATA SERIES APPROXIMATES THE MINIMUM POSSIBLE DIVIDEND REINVESTMENT. THE DIVIDEND IS REINVESTED AFTER DEDUCTION OF WITHHOLDING TAX, APPLYING THE RATE APPLICABLE TO NON-RESIDENT INDIVIDUALS WHO DO NOT BENEFIT FROM DOUBLE TAXATION TREATIES. MSCI USES WITHHOLDING TAX RATES APPLICABLE TO LUXEMBOURG HOLDING COMPANIES. "D" INDICATES THAT THE U.S. DOLLAR IS USED AS THE BASE CURRENCY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.


================================================================================
                                   accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       STRATEGIC ALTERNATIVES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Accessor Strategic Alternatives Fund (the "Fund") seeks to provide long-term capital appreciation and income. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in asset classes that exhibit low historical correlations with global stock and bond markets. For purposes of this policy, obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or government sponsored enterprises that are held for the purpose of "covering" the Fund's obligations under other investments will be counted toward the 80%, if the investments for which they are held as coverage exhibit low historical correlations with global stock and bond markets. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change.To achieve its objective, the Fund will invest primarily in alternative asset classes (such as real estate, a variety of commodity-related securities and currencies) that historically have had a low correlation to traditional asset classes (such as stocks, bonds and money market securities).

The Fund will seek exposure to alternative asset classes by investing in structured notes, exchanged traded notes (ETNs), exchange traded funds (ETFs), mutual funds, and closed-end funds (ETFs, mutual funds and closed-end funds are referred to as "underlying funds"). The Fund may also seek to obtain, or reduce, exposure to one or more alternative asset classes through investments in derivatives, such as futures, options, and swaps.

The Fund's manager, Accessor Capital Management LP ("Accessor Capital" or "Manager"), utilizes a core/satellite approach to managing the Fund. The core portfolio is designed to have less portfolio turnover than the satellite portfolio, while the satellite portfolio will be more actively managed and may add additional assets that are not part of the core portfolio, as discussed below.

The core portfolio will consist generally of investments that provide exposure to the commodity markets through such instruments as structured notes, ETFs, ETNs and commodities futures contracts relating to such instruments, and exposure to the currency markets through such instruments as structured notes, ETFs, ETNs and currency options and forwards relating to such instruments and investments in underlying funds that (i) invest in domestic and international real estates including real estate investment trusts ("REITs"), (ii) seek to track a broad U.S. real estate benchmark, and (iii) seek to track a broad international real estate benchmark. The core portfolio may represent 50% to 100% of the overall portfolio, but the Manager anticipates that the core portfolio will typically comprise approximately 75% of the Fund.

The remainder (or satellite portfolio) of the Fund will be allocated among other alternative asset classes not included in the core portfolio. These asset classes may include emerging markets debt, international sovereign bonds and bank loans. However, the Manager may invest in any other non-traditional asset class that the Manager believes may provide returns that have weak correlation to traditional asset classes.

The Fund will invest directly in fixed income securities rated investment grade. However, underlying funds in which the Fund invests may themselves invest in underlying investments rated below investment grade.

At the Manager's discretion, the Fund may invest a substantial portion of its assets in cash, cash equivalents, high quality short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, political or economic conditions.

The Manager uses a combination of techniques and strategies to achieve the Fund's investment objective but primarily relies on a top-down systematic approach. This top-down approach generally utilizes the following four broad factors: Valuation, Growth, Macroeconomic Conditions, and Sentiment.

Valuation: This broad factor includes several sub-components that focus on relative market valuations using common metrics such as forward P/E (price to earnings ratio), earnings spreads, and yields. The Manager believes that capital markets have efficient characteristics, meaning that market participants receive and act on all information as soon as it is available. However, the value of certain asset classes may become disproportionately attractive to the general market and this might present an opportunity to take advantage of these perceived mispricings of assets in order to achieve the Fund's investment objective. In the Manager's opinion, valuation may help indicate how various asset classes perform over time relative to the broad securities market.

Growth: The second broad factor reviews the growth of corporate earnings and cash flows using metrics such as analyst estimate revisions, positive and negative earning surprises, and year-over-year revenue and earnings growths. The growth or decline of corporate earnings and cash flow can have widespread ramifications on global capital markets. The Manager believes that these fundamental changes in corporate financials may create unique opportunities to take advantage of long-term trends in order to achieve the Fund's investment objective.

Macroeconomic Conditions: The third broad factor is used for determining the long-term trends of the various asset classes in which the Fund invests. Macroeconomic data plays a significant role in the management of the Fund and includes items such as forecasted Gross Domestic Product (GDP) growth, leading indicators, inflation, trade balance/currency strength, monetary policy expectation and housing market. Overall, the Fund attempts to realize the investment objective by optimally positioning the portfolio in order to take advantage of long-term macroeconomic trends.

Sentiment: This last factor is used to track market momentum. This factor considers several items such as moving averages, investor sentiment polls, fund flows, Fed funds futures contracts and credit default swap spreads.


                                  accessor 12

In addition to the above-mentioned factors, the Fund's allocations are reviewed by the Manager's Investment Policy Committee, which provides overall guidance on the Fund's strategy. However, the Fund is subject to daily movements and the portfolio managers may deviate from the general strategy in order to meet the Fund's investment objective and maintain liquidity.

The Manager may seek to protect a position or positions within the Fund's portfolio through hedging techniques such as covered calls or through the use of swaps. These techniques are used primarily for managing the risk of specific positions and not for the purpose of speculation.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund and the risks of investments in the underlying funds in which the Fund invests are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund could miss attractive investment opportunities caused by underweighting or overweighting markets due to allocation decisions between equity securities, fixed income securities, and certain derivatives of these securities.

o Asset Class Risk. Issuers within an asset class, industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o Counterparty Credit Risk. Commodity- and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

o Derivatives Risk. Derivatives, such as futures, options and swaps, are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Government Sponsored Enterprises (GSEs) Risk. Certain GSEs (such as Freddie Mac, Fannie Mae and Federal Home Loan Bank (FHLB)) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSEs are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in the Fund may be eroded by inflation.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. The securities purchased by the Fund may trade infrequently and be quite volatile. This means that they may be harder to purchase or sell at a fair price. In addition, the Fund may engage in over-the-counter (OTC) transactions involving securities or derivatives that may have limited product lines, markets or financial resources. Many OTC stocks and derivatives trade less frequently and in smaller volume than exchange listed stocks. The inability to purchase or sell these securities at a fair price could have a negative impact on the Fund's performance. The Fund may invest up to 15% of its net assets in illiquid securities.

o Management Risk. The strategy that the Manager uses may fail to produce the intended result or the Manager's judgment about the attractiveness of a particular market or security may prove to be incorrect.

o Market Risk. Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

o Mortgage-backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's investment in mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as it may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

o Non-Diversified Risk. Because the Fund is classified as a non-diversified fund, it is able to invest its assets in a more limited number of issuers than a diversified fund. As a result, the decline in the market value of a particular fund or other security held by the Fund may directly affect the Fund's NAV more than if the Fund were operated as a diversified fund.

                                  accessor 13

o Real Estate Risk. Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants.

o Structured Note Risk. The Fund intends to invest in commodity-linked structured notes (which would be linked to a basket of commodities such as precious metals, energy or agricultural products, among others) and financial-linked structured notes (which would be linked to a basket of currencies or interest rate futures) to a significant extent. A highly liquid secondary market may not exist for the commodity- and financial-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity- and financial-linked structured notes it holds at an acceptable price or accurately value them.

o U.S. Government Securities Risk. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Land Banks, Fannie Mae, Freddie Mac and other similar agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

The principal risks of the Fund's investments in underlying funds (non-Accessor Funds) are:

o Bank Loan Risk. Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, an underlying fund bears a substantial risk of losing the entire amount invested. If an underlying fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Corporate loans in which the underlying fund may invest may be unrated and generally will not be registered with the Securities and Exchange Commission (SEC) or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging market countries are countries that accessor 14
the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. Dollar.

o Commodity Risk. An underlying fund's investments in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. An underlying fund's ability to invest in commodity-related investments may be limited by tax considerations.

o Convertible Securities Risk. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise.

o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an underlying fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

o Derivatives Risk. Derivatives are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the underlying fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the underlying to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

o Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the underlying funds' assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

o Interest Rate Risk. When interest rates rise, the prices of fixed income securities in the underlying funds' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the underlying funds' portfolio will generally rise.

o International Fixed Income Securities Risk. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the underlying funds.

The foreign sovereign debt securities and "Brady Bonds" that the underlying funds purchase involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

o Prepayment and Extension Risk. The issuer of a debt security has the ability to repay principal prior to a security's maturity, which can adversely affect the underlying funds' yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthen the maturities of the affected securities, making them more sensitive to interest rate changes and the underlying funds' NAV more volatile.

o REITs Risk. REITs are issuers that invest in interests in real estate, including mortgages. REITs may not be diversified and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act"). REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

PERFORMANCE   Because the Strategic Alternatives Fund commenced investment operations on January 29, 2008, it does not have one year of performance and no Fund performance information is presented.



----------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER GOVERNMENT AGENCY.


                                  accessor 15

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high yield corporate bonds commonly referred to as "junk bonds." This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality
by the Money Manager. The Fund will        |-----------------------------------
normally invest in securities that,        |DURATION:  One of  the  fundamental
at the time of initial  investment,        |tools  used by  money  managers  in
are rated lower than BBB and higher        |security selection, is a measure of
than CC+ by S&P or rated lower than        |the  price  sensitivity  of a  debt
Baa3 and higher than Ca by Moody's.        |security  or a  portfolio  of  debt
The  Fund  will  normally  seek  an        |securities  to relative  changes in
aggregate  dollar-weighted  average        |interest  rates.  For  instance,  a
portfolio  duration  that  does not        |duration  of  "three"  means that a
vary  outside  of a band of plus or        |portfolio's  or  security's  price
minus 20% from  that of the  Fund's        |would be  expected  to  decrease by
benchmark,  the Merrill  Lynch U.S.        |approximately 3% with a 1% increase
High  Yield  Master II  Index.  See        |in  interest   rates   (assuming  a
Appendix    A    for     additional        |parallel shift in the yield curve).
information  about the  index.  The        |As of March 31,  2008,  the Merrill
Money   Manager   will  attempt  to        |Lynch U.S. High Yield Master II
exceed the total return performance        |Index   duration  was  4.55  years,
of  the  Merrill  Lynch  U.S.  High        |although the  duration  will likely
Yield Master II Index. The Fund may        |vary in the future.
also invest in dollar  denominated,        |----------------------------------
non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.


First Western Investment Management, Inc. ("First Western"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, First Western looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of First Western, because they offer better assurance of debt repayment.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 16

================================================================================

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Effective June 1, 2008, the Fund's current Money Manager acquired the former Money Manager, Financial Management Advisors, LLC, portfolio managers of which continue to manage the Fund (since inception). The chart and tables reflect results achieved by Financial Management Advisors, LLC for period prior to June 1, 2008.


--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                    -2.19%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/08
                                                                ---------------
                                                                 BEST QUARTER
  4.66     1.02     23.60      8.95     2.11   10.71   1.85          8.41%
---------------------------------------------------------        2ND QTR 2003
   01       02        03        04      05     06     07         -------------
                                                                 WORST QUARTER
                                                                     -3.86%
                                                                 3RD QTR 2001


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                             SINCE
FOR THE PERIODS ENDED 12/31/07                                                 1 YR            5 YRS       INCEPTION*



Fund returns before taxes                                                       1.85%           9.17%        6.34%
Fund returns after taxes on distributions                                      -0.63%           6.30%        3.30%
Fund returns after taxes on distributions & sale of Fund shares                 1.20%           6.19%        3.53%
Merrill Lynch U.S. High Yield Master II Index /1                                2.19%          10.76%       N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)         *5/1/00 INCEPTION DATE

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










--------------------------------------------------------------------------------
(1) THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX TRACKS THE PERFORMANCE OF BELOW-INVESTMENT GRADE U.S. DOLLAR-DENOMINATED CORPORATE BONDS ISSUED IN THE U.S. DOMESTIC MARKET. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.



================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in U.S. corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager, Pacific Investment Management Company ("PIMCO"). The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's
duration does not vary more or less        |------------------------------------
than  20% from  that of the  Fund's        |DURATION:  one of  the  fundamental
benchmark,   the  Lehman   Brothers        |tools  used by  money  managers  in
Government/Credit  Index (the "LBGC        |security selection, is a measure of
Index").   See   Appendix   A   for        |the  price  sensitivity  of a  debt
additional  information  about  the        |security  or a  portfolio  of  debt
index. The Fund invests principally        |securities  to relative  changes in
in  debt  securities   rated  A  or        |interest  rates.  For  instance, a
higher  by  S&P or  Moody's  at the        |duration  of  "three"  means that a
time  of  purchase.  The  Fund  may        |portfolio's  or  security's   price
invest up to 20% of its net  assets        |would be  expected  to  decrease by
in  securities  rated BBB by S&P or        |approximately 3% with a 1% increase
Baa by Moody's  and up to 5% of its        |in  interest   rates   (assuming  a
net assets in  securities  rated BB        |parallel shift in the yield curve).
by S&P  or Ba by  Moody's  or  debt        |As of  March  31,  2008,  the  LBGC
securities unrated but judged to be        |Index   duration  was  5.37  years,
of comparable  quality by the Money        |although the  duration  will likely
Manager.   The  Fund  may  purchase        |vary in the future.
lower  rated debt  securities  when        -----------------------------------
the   Money   Manager   views   the
issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

The portfolio construction of individual portfolios is led by PIMCO's portfolio management group. The structure of this group resembles a hub and spoke system, with seven senior generalist portfolio managers comprising the hub and a group of sector specialists the spokes. PIMCO assigns a generalist portfolio manager to each account. It is the generalist's responsibility to see that all portfolios are structured to reflect the model portfolio defined by the PIMCO Investment Committee. Generalists are given some latitude in terms of timing and issue selection, but are required to keep portfolio characteristics within a moderate range around model targets. Generalists receive input and strategic ideas from sector specialist teams that cover every segment of the fixed income universe.

PIMCO's investment process includes both top-down and bottom-up decision-making. Bottom-up security selection is an important aspect of portfolio construction. Sector specialists are charged with determining relative value within their sectors and play a key role in security selection. An important resource for the sector specialists is PIMCO's staff of highly seasoned analysts who conduct independent security analysis. PIMCO also utilizes an extensive library of proprietary analytical software to help quantify risks and relative value in different securities.

The top-down analysis is formalized during the "Secular Forum," during which PIMCO establishes their outlook for global bond markets over the next three to five years. Selected members of the investment staff are assigned secular topics to monitor, including monetary and fiscal policy, inflation, demographics, technology, productivity trends, global trade, etc. This outlook is then supplemented by a quarterly economic forum which is used to evaluate growth and inflation over the business cycle horizon of the next 6-9 months.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

                                  accessor 18

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on May 19, 2008. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                         YEAR-TO-DATE
                                                                    -2.53%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/08
                                                                --------------
-4.05  9.64   7.46  11.15  4.41  3.37  3.36   3.30 3.15         BEST QUARTER
--------------------------------------------------------            5.06%
   99    00     01     02    03    04   05      06  07          3RD QTR 2002
                                                                ------------
                                                                WORST QUARTER
                                                                    -3.21%
                                                                2ND QTR 2004


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                        SINCE
FOR THE PERIODS ENDED 12/31/07                                          1 YEAR          5 YEARS         INCEPTION*
Fund returns before taxes                                               3.15%           3.52%           4.80%
Fund returns after taxes on distributions                               0.82%           1.46%           2.62%
Fund returns after taxes on distributions & sale of Fund shares         2.02%           1.86%           2.81%
Lehman Brothers Government/Credit Index /1                              7.25%           4.44%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               *7/14/98 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.





--------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.


================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in U.S. corporate bonds, U.S. Government or agency securities, and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek
to   have  a   dollar-weighted   average  -------------------------------------
portfolio duration of not less than two |DURATION: one of the fundamental years nor more than five years and |tools used by money managers in normally invests in securities so that |security selection, is a measure of
the Fund's  duration  does not vary more  |the  price  sensitivity  of a  debt
or less than 20% from that of the Fund's  |security  or a  portfolio  of  debt
benchmark,     the    Lehman    Brothers  |securities  to relative  changes in
Government/Credit  1-5 Year  Index  (the  |interest  rates.  For  instance,  a
"LBGC 1-5  Index").  See  Appendix A for  |duration  of  "three"  means that a
additional  information about the index.  |portfolio's  or  security's   price
The Fund may also invest up to 20% of |would be expected to decrease by the Fund's net assets in securities |approximately 3% with a 1% increase
rated BBB by S&P or Baa by  Moody's  and  |in  interest   rates   (assuming  a
up to 5% of the Fund's net assets in |parallel shift in the yield curve). securities rated BB by S&P or Ba by |As of March 31, 2008, the LBGC 1-5
Moody's,  or debt  securities  that  are  |Index   duration  was  2.5  years,
unrated but judged to be of comparable |although the duration will likely quality by the Money Manager. The Fund |vary in the future.
invests  principally in debt  securities   ------------------------------------
with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

The portfolio construction of individual portfolios is led by PIMCO's portfolio management group. The structure of this group resembles a hub and spoke system, with seven senior generalist portfolio managers comprising the hub and a group of sector specialists the spokes. PIMCO assigns a generalist portfolio manager to each account. It is the generalist's responsibility to see that all portfolios are structured to reflect the model portfolio defined by the PIMCO Investment Committee. Generalists are given some latitude in terms of timing and issue selection, but are required to keep portfolio characteristics within a moderate range around model targets. Generalists receive input and strategic ideas from sector specialist teams that cover every segment of the fixed income universe.

PIMCO's investment process includes both top-down and bottom-up decision-making. Bottom-up security selection is an important aspect of portfolio construction. Sector specialists are charged with determining relative value within their sectors and play a key role in security selection. An important resource for the sector specialists is PIMCO's staff of highly seasoned analysts who conduct independent security analysis. PIMCO also utilizes an extensive library of proprietary analytical software to help quantify risks and relative value in different securities.

The top-down analysis is formalized during the "Secular Forum," during which PIMCO establishes their outlook for global bond markets over the next three to five years. Selected members of the investment staff are assigned secular topics to monitor, including monetary and fiscal policy, inflation, demographics, technology, productivity trends, global trade, etc. This outlook is then supplemented by a quarterly economic forum which is used to evaluate growth and inflation over the business cycle horizon of the next 6-9 months.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a fund may be eroded by inflation.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 20

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on May 19, 2008. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                         SHORT-INTERMEDIATE FIXED-INCOME
                       FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                       YEAR-TO-DATE
                                                                  -3.77%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/08
                                                              --------------
  0.70  7.04  6.15  6.21  1.74    1.71   2.02  3.68  2.22     BEST QUARTER
---------------------------------------------------------          4.03%
   99    00    01    02    03      04     05   06    07       3RD QTR 2001
                                                              -------------
                                                              WORST QUARTER
                                                                  -1.69%
                                                              2ND QTR 2004


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                        SINCE
FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS          INCEPTION*
Fund returns before taxes                                               2.22%           2.27%           3.68%
Fund returns after taxes on distributions                               0.11%           0.78%           1.93%
Fund returns after taxes on distributions & sale of Fund shares         1.43%           1.07%           2.08%
Lehman Brothers Government/Credit 1-5 Year Index    /1                  7.27%           3.61%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               *7/14/98 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.









--------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.


================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities, including passthroughs and CMOs, and CMBSs, and asset-backed securities, rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). See Appendix A for additional information about the index. The Fund may utilize options on U.S. Government securities, interest rate swaps, interest rate futures contracts, and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);

                                            |-----------------------------------
o    rigorous  quantitative  analysis to    |DURATION:  one of  the  fundamental
security    valuation    (mathematically    |tools  used by  money  managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
BlackRock's   Investment   Strategy         |duration  of  "three"  means that a
Committee  determines  the firm's  broad    |portfolio's  or  security's  price
investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase
rate trends) and market trends,  as well    |in  interest   rates  (assuming  a
as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2008, the duration
then implement this strategy by |of the LBM Index was 2.91 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 40.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.



o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 22

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                        YEAR-TO-DATE
                                                                   2.30%
AS OF 12/31 EACH YEAR                                          AS OF 3/31/08
                                                               -------------
  0.69  10.58  7.14  7.57 1.80  3.40  1.59  3.55  5.76         BEST QUARTER
--------------------------------------------------------           4.03%
   99     00    01    02   03    04   05    06    07           3RD QTR 2001
                                                               -------------
                                                               WORST QUARTER
                                                                  -1.51%
                                                               2ND QTR 2004
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                        SINCE
FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS         INCEPTION*
Fund returns before taxes                                               5.76%           3.21%           4.67%
Fund returns after taxes on distributions                               4.33%           1.76%           2.85%
Fund returns after taxes on distributions & sale of Fund shares         3.71%           1.90%           2.88%
Lehman Brothers Mortgage-Backed Securities Index /1                     6.89%           4.49%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               *7/8/98 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










================================================================================


(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.



================================================================================
                                   accessor 23

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 24

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  Investor CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                      YEAR-TO-DATE
                                                                0.69%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/08
                                                             -------------
 4.20   5.47 3.30  0.94   0.35 0.68   2.27  3.97  4.16       BEST QUARTER
------------------------------------------------------            1.41%
  99     00   01    02     03   04    05    06   07          4TH QTR 2000
                                                             ------------
                                                             WORST QUARTER
                                                                0.07%
                                                             2ND QTR 2003



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                        SINCE
FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS         INCEPTION*
Fund returns before taxes                                               4.16%           2.27%            2.87%
Citigroup 3-Month T-Bill Index /1                                       4.74%           2.95%            N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)              *7/29/98 INCEPTION DATE




The Fund's 7-day effective yield on 3/31/08 was 1.99%.

FOR  THE  FUND'S  CURRENT  YIELD,   CALL  TOLL  FREE  (800)  759-3504  OR  VISIT
WWW.ACCESSOR.COM






























================================================================================

(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

================================================================================
                                  accessor 25

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Fixed-Income Funds and the Underlying Money Market Fund, and may invest in a limited amount of the four Underlying Equity Funds and the Underlying Alternatives Fund. For information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the allocation between the asset classes was approximately 88% and 12%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.

--------------------------------------------------------------------------------
                                                         ASSET ALLOCATION
ACCESSOR FUNDS                                          RANGE           ACTUAL
                                                  MINIMUM   MAXIMUM   ALLOCATION
                                                                      (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -                         0.0%        10.0%     0.0%
Advisor Class Shares
         Growth                                   0.0%         5.0%     0.0%
         Value                                    0.0%         5.0%     0.0%
         Small to Mid Cap                         0.0%         5.0%     0.0%
         International Equity                     0.0%         5.0%     0.0%


Underlying Alternatives Fund                      0.0%        15.0%     0.0%
         Strategic Alternatives                   0.0%        15.0%     0.0%


Underlying Fixed-Income Funds -                  50.0%        95.0%     87.8%
Advisor Class Shares
         High Yield Bond                         10.0%        40.0%     20.1%
         Intermediate Fixed-Income               10.0%        50.0%     20.5%
         Short-Intermediate Fixed-Income         10.0%        50.0%     21.3%
         Mortgage Securities                     10.0%        50.0%     26.0%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                              5.0%        40.0%     12.2%
         U.S. Government Money**                  5.0%        40.0%     12.2%

--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 26

================================================================================
o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                      YEAR-TO-DATE
                                                                 -1.10%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/08
                                                             ---------------
  5.49     5.16     4.17      2.28     1.92   3.81   2.58      BEST QUARTER
---------------------------------------------------------          3.09%
   01       02       03        04      05      06    07       1ST QTR 2001
                                                             ---------------
                                                              WORST QUARTER
                                                                 -1.18%
                                                              2ND QTR 2004


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEARS         INCEPTION*
----------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       2.58%           2.95%           3.61%
Fund returns after taxes on distributions                                       0.70%           1.57%           2.11%
Fund returns after taxes on distributions & sale of Fund shares                 1.66%           1.72%           2.20%
Lehman Brothers Aggregate Bond Index /1                                         6.96%           4.42%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
--------------------------------------------------------------------------------
                                  accessor 27

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------
THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the allocation between the asset classes was approximately 29%, 7%, 60%, and 4%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

--------------------------------------------------------------------------------
                                                       ASSET ALLOCATION
                                                    Range               Actual
Accessor Funds                               Minimum      Maximum   Allocation
                                                                    (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           20.0%        40.0%        28.6%
         Growth                                 0.0%        20.0%         7.3%
         Value                                  0.0%        20.0%         7.3%
         Small to Mid Cap                       0.0%        10.0%         4.0%
         International Equity                   5.0%        20.0%        10.0%


Underlying Alternatives Fund                    0.0%        15.0%        7.3%
         Strategic Alternatives                 0.0%        15.0%        7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                           25.0%        80.0%        60.2%
         High Yield Bond                        5.0%        30.0%        13.0%
         Intermediate Fixed-Income              5.0%        40.0%        16.7%
         Short-Intermediate Fixed-Income        5.0%        40.0%        15.0%
         Mortgage Securities                    5.0%        40.0%        15.5%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                            0.0%        35.0%        3.9%
         U.S. Government Money**                0.0%        35.0%        3.9%


--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 28

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


                                  accessor 29

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                  YEAR-TO-DATE
                                                             -4.88%
AS OF 12/31 EACH YEAR                                    AS OF 3/31/08
                                                         --------------
  -1.04  -2.92  13.00  5.88  3.89   7.76   3.51            BEST QUARTER
-----------------------------------------------               6.83%
    01   02   03     04     05     06    07              2ND QTR 2003
                                                         ---------------
                                                         WORST QUARTER
                                                             -4.70%
                                                         3RD QTR 2002


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEARS         INCEPTION*
Fund returns before taxes                                                       3.51%           6.75%           4.17%
Fund returns after taxes on distributions                                       2.17%           5.71%           3.07%
Fund returns after taxes on distributions & sale of Fund shares                 2.29%           5.21%           2.91%
Lehman Brothers Aggregate Bond Index /1                                         6.96%           4.42%           N/A
S&P 500  /2                                                                     5.49%          12.83%           N/A
Composite Index /3                                                              6.64%           6.98%           N/A
(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      *12/27/00 INCEPTION DATE





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 30

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 46%, 7%, 38% and 9%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 40% in Equity Underlying Funds and at least 25% in Fixed-Income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                                 ASSET ALLOCATION
                                                                       Actual
                                                      Range           Allocation
Accessor Funds                                 Minimum      Maximum   (3/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             40.0%        60.0%      46.2%
         Growth                                   5.0%        25.0%      12.0%
         Value                                    5.0%        25.0%      11.8%
         Small to Mid Cap                         0.0%         3.0%       5.8%
         International Equity                    10.0%        15.0%      10.6%


Underlying Alternatives Fund                      0.0%        15.0%       7.3%
         Strategic Alternatives                   0.0%        15.0%       7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                             25.0%        60.0%       38.0%
         High Yield Bond                          0.0%        25.0%        9.6%
         Intermediate Fixed-Income                0.0%        15.0%       10.0%
         Short-Intermediate Fixed-Income          0.0%        15.0%        9.1%
         Mortgage Securities                      0.0%        15.0%        9.4%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                              0.0%        25.0%        8.5%
         U.S. Government Money**                 0.0%        25.0%         8.5%

-------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 31

================================================================================

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Small to Mid Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



                                   accessor 32

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                       YEAR-TO-DATE
                                                                 -6.78%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/08
                                                             --------------
 -5.07    -8.40     18.86    8.49    5.24    10.29   4.06      BEST QUARTER
----------------------------------------------------------        9.79%
    01        02       03       04     05      06   07        2ND QTR 2003
                                                             --------------
                                                              WORST QUARTER
                                                                 -8.15%
                                                              3RD QTR 2002


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEARS         INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       4.06%           9.27%           4.42%
Fund returns after taxes on distributions                                       2.94%           8.44%           3.57%
Fund returns after taxes on distributions & sale of Fund shares                 2.64%           7.55%           3.28%
Lehman Brothers Aggregate Bond Index /1                                         6.96%           4.42%           N/A
S&P 500  /2                                                                     5.49%          12.83%           N/A
Composite Index /3                                                              6.37%           8.67%           N/A
(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 33

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 58%, 8%, 31% and 3%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.


--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION
                                                          Range          Actual
Accessor Funds                                    Minimum   Maximum   Allocation
                                                                      (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                                50.0%     70.0%   57.7%
         Growth                                     10.0%     30.0%   14.8%
         Value                                      10.0%     30.0%   14.4%
         Small to Mid Cap                            0.0%     20.0%    7.4%
         International Equity                       12.5%     35.0%   21.1%


Underlying Alternatives Fund                         0.0%     15.0%    7.7%
         Strategic Alternatives                      0.0%     15.0%    7.7%


Underlying Fixed-Income Funds -
Advisor Class Shares                                10.0%     50.0%   30.7%
         High Yield Bond                             0.0%     20.0%    7.3%
         Intermediate Fixed-Income                   0.0%     25.0%    7.5%
         Short-Intermediate Fixed-Income             0.0%     25.0%    9.7%
         Mortgage Securities                         0.0%     25.0%    6.2%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                                 0.0%     20.0%    3.9%
         U.S. Government Money**                     0.0%     20.0%    3.9%

--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 34

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

                                   accessor 35

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                     YEAR-TO-DATE
                                                                -8.13%
AS OF 12/31 EACH YEAR                                       AS OF 3/31/08
                                                          ---------------
  -7.27 -11.29   21.41   9.79   5.91   11.40   4.16        BEST QUARTER
---------------------------------------------------           11.31%
    01    02      03      04    05     06    07            2ND QTR 2003
                                                           -------------
                                                           WORST QUARTER
                                                             -10.53%
                                                           3RD QTR 2002


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEARS         INCEPTION*
-------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       4.16%           10.37%          4.37%
Fund returns after taxes on distributions                                       3.16%            9.67%          3.66%
Fund returns after taxes on distributions & sale of Fund shares                 2.70%            8.61%          3.32%
Lehman Brothers Aggregate Bond Index /1                                         6.96%            4.42%           N/A
S&P 500  /2                                                                     5.49%           12.83%           N/A
Composite Index /3                                                              6.22%            9.51%           N/A

(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 36

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 76%, 7%, 14% and 3%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                                      ASSET ALLOCATION
                                                    Range             Actual
Accessor Funds                               Minimum      Maximum   Allocation
                                                                    (03/31/08)
------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           70.0%        90.0%        75.4%
         Growth                                10.0%        40.0%        19.1%
         Value                                 10.0%        40.0%        18.9%
         Small to Mid Cap                       0.0%        25.0%         9.5%
         International Equity                  20.0%        45.0%        27.9%


Underlying Alternatives Fund                    0.0%        15.0%         7.3%
         Strategic Alternatives                 0.0%        15.0%         7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                            0.0%        30.0%        14.1%
         High Yield Bond                        0.0%        15.0%         5.6%
         Intermediate Fixed-Income              0.0%        15.0%         0.7%
         Short-Intermediate Fixed-Income        0.0%        15.0%         3.1%
         Mortgage Securities                    0.0%        15.0%         4.7%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                            0.0%        15.0%         3.2%
         U.S. Government Money**                0.0%        15.0%         3.2%

--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and
--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 37

================================================================================
financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

                                   accessor 38

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS  INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                       YEAR-TO-DATE
                                                                  -9.87%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/08
                                                             --------------
 -12.13 -15.91  27.59  12.22  7.12  13.77   4.70              BEST QUARTER
----------------------------------------------                   14.41%
     01   02     03     04     05   06      07                2ND QTR 2003
                                                              --------------
                                                              WORST QUARTER
                                                                -13.79%
                                                              3RD QTR 2002


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEAR          INCEPTION*
---------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       4.70%           12.81%         4.37%
Fund returns after taxes on distributions                                       3.96%           12.37%         3.94%
Fund returns after taxes on distributions & sale of Fund shares                 3.06%           10.95%         3.50%
Lehman Brothers Aggregate Bond Index /1                                         6.96%            4.42%           N/A
S&P 500 /2                                                                      5.49%           12.83%           N/A
Composite Index /3                                                              5.88%           11.18%           N/A
(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *12/27/00 INCEPTION DATE





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 39

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund and may invest in a limited amount of the four Underlying Fixed-Income Funds. For information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 92%, 7% and 1%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                                    ASSET ALLOCATION
                                                       Range            Actual
Accessor Funds                                 Minimum      Maximum   Allocation
                                                                      (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             85.0%       100.0%        91.4%
         Growth                                  10.0%        40.0%        25.4%
         Value                                   10.0%        40.0%        25.1%
         Small to Mid Cap                         5.0%        25.0%        12.0%
         International Equity                    25.0%        50.0%        28.9%


Underlying Alternatives Fund                      0.0%        15.0%         7.3%
         Strategic Alternatives                   0.0%        15.0%         7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                              0.0%        15.0%        0.00%
         High Yield Bond                          0.0%        10.0%        0.0%
         Intermediate Fixed-Income                0.0%         5.0%        0.0%
         Short-Intermediate Fixed-Income          0.0%         5.0%        0.0%
         Mortgage Securities                      0.0%         5.0%        0.0%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                              0.0%         5.0%         1.3%
         U.S. Government Money**                  0.0%         5.0%         1.3%


--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 45.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 40

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


                                  accessor 41

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Investor Class shares of the Fund by showing changes in the Investor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Investor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------
[GRAPH]                                                    YEAR-TO-DATE
                                                              -11.65%
AS OF 12/31 EACH YEAR                                      AS OF 3/31/08
                                                          --------------
  -16.09  -20.41  30.15  14.01   8.31  15.39   5.15        BEST QUARTER
----------------------------------------------------           16.17%
     01    02       03    04      05    06     07          2ND QTR 2003
                                                           --------------
                                                           WORST QUARTER
                                                             -17.11%
                                                           3RD QTR 2002


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                                                  SINCE
FOR THE PERIODS ENDED 12/31/07                                                  1 YEAR          5 YEARS         INCEPTION*
---------------------------------------------------------------------------------------------------------------------------
Fund returns before taxes                                                       5.15%           14.29%          3.83%
Fund returns after taxes on distributions                                       4.56%           14.15%          3.72%
Fund returns after taxes on distributions & sale of Fund shares                 3.35%           12.48%          3.24%
S&P 500  /1                                                                     5.49%           12.83%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)     *12/27/00 INCEPTION DATE





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------













--------------------------------------------------------------------------------

(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------


                                   accessor 42

================================================================================
                                  FUND EXPENSES
================================================================================

The following tables describe the fees and expenses that you may pay if you invest in Investor Class Shares of the Funds or in the Strategic Alternatives Fund. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The tables reflect estimated "Other Expenses" and "Acquired Fund Fees and Expenses" of the Strategic Alternatives Fund, which opened for investment operations on January 29, 2008. Shareholders of the Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by each of the Underlying Funds in which the Allocation Fund invests that are borne by all Underlying Fund shareholders, reflected in the Acquired Funds Fees and Expenses, below.


SHAREHOLDER FEES (fees paid directly from your investment)(1, 2)

INVESTOR CLASS SHARES
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)         none
Maximum Sales Charge Imposed On Reinvested Dividends                               none
Maximum Deferred Sales Charge                                                      none
Redemption Fee(3)  (as a percent of amount redeemed)
Equity Funds, Strategic Alternatives Fund and High Yield Bond Fund                 2.00%
Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds              none


ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)

                                                                               SMALL TO    INTERNATIONAL    STRATEGIC
                                                     GROWTH            VALUE   MID CAP     EQUITY           ALTERNATIVES

Management Fees(4)                                    0.70%            0.70%   1.00%        1.00%          0.70%
Distribution and Service (12b-1) Fees                 0.25%            0.25%   0.25%        0.25%          none
Other Expenses                                        0.52%            0.52%   0.49%        0.54%          0.30%
  Acquired Funds Fees and Expenses                    N/A              N/A     N/A          N/A            0.20%
                                                      -------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.47%            1.47%   1.74%        1.79%          1.20%




============================================================================================================================

                                                                                 SHORT
                                                        HIGH     INTERMEDIATE    INTERMEDIATE                   U.S.
                                                        YIELD       FIXED       FIXED           MORTGAGE        GOVERNMENT
                                                        BOND       INCOME        INCOME         SECURITIES      MONEY



Management Fee(4)                                       0.61%     0.58%         0.58%           0.61%           0.08%
Distribution & Service (12b-1) Fees                     0.25%     0.25%         0.25%           0.25%           0.25%
OTHER EXPENSES(5)                                       0.43%     0.56%         0.46%           0.59%           0.63%
                                                        -------------------------------------------------------------------
Total Annual Fund Operating Expenses                    1.29%     1.39%         1.29%           1.45%           0.96%



================================================================================
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.

(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.


(3) THE  REDEMPTION FEE ONLY APPLIES TO SHARES  REDEEMED OR EXCHANGED  WITHIN 90
DAYS OF PURCHASE. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 67. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.


(4) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND AND THE STRATEGIC ALTERNATIVES FUND THAT IT MANAGES DIRECTLY.

(5) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.




ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)
                                                                     INCOME &                  GROWTH &                AGGRESSIVE
                                                         INCOME       GROWTH       BALANCED      INCOME      GROWTH       GROWTH
ALLOCATION FUNDS                                        ALLOCATION  ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION   ALLOCATION



Management Fees                                         0.10%           0.10%      0.10%        0.10%         0.10%      0.10%
Distribution & Service (12b-1)Fees                      0.25%           0.25%      0.25%        0.25%         0.25%      0.25%
Other Expenses (1)                                      0.44%           0.39%      0.33%        0.33%         0.33%      0.35%
  Acquired Funds Fees and Expenses (2)                  0.79%           0.95%      1.00%        1.03%         1.09%      1.12%
                                                        ------------------------------------------------------------------------
Total Annual Fund Operating Expense                     1.58%           1.69%      1.68%        1.71%         1.77%      1.82%


(1) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE
UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS.


(2) ACQUIRED FUNDS FEES AND EXPENSES ARE BASED ON THE ESTIMATED FEES AND EXPENSES FOR THE UNDERLYING FUNDS.

================================================================================
EXPENSE EXAMPLE
----------------


The Example shows what an investor in Investor Class Shares of a Fund or the Strategic Alternatives Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Class Shares of a Fund or the Strategic Alternatives Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                  ONE YEAR          THREE YEARS   FIVE YEARS  TEN YEARS


UNDERLYING FUNDS
Growth                                           $ 150            $ 465          $ 803        $ 1,757
Value                                              150              465            803          1,757
Small to Mid Cap                                   177              548            944          2,052
International Equity                               182              564            970          2,105
Strategic Alternatives                             122              381            660          1,455
High Yield Bond                                    131              409            708          1,556
Intermediate Fixed-Income                          142              440            761          1,669
Short-Intermediate Fixed-Income                    131              409            708          1,556
Mortgage Securities                                148              459            792          1,735
U.S. Government                                     98              306            531          1,178

ALLOCATION FUNDS (1)
Income Allocation                                $ 161            $499           $860         $ 1,878
Income & Growth Allocation                         172             533            918           1,998
Balanced Allocation                                171             530            913           1,987
Growth & Income Allocation                         174             539            928           2,019
Growth Allocation                                  180             557            959           2,084
Aggressive Growth Allocation                       185             573            985           2,137






--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS -- THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS AND THE ACCESSOR STRATEGIC ALTERNATIVES FUND.
--------------------------------------------------------------------------------




                                   accessor 44

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's (except the Strategic Alternatives Fund) investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds and the Strategic Alternatives Fund are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|

The Allocation Funds expect to primarily invest in the Advisor Class Shares of the Underlying Funds and the Strategic Alternatives Fund (which has no specific class). To provide liquidity as well as to assist in achieving the Allocation Fund's investment objective, each Allocation Fund may invest in the underlying U.S. Government Money Fund. The Allocation Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Allocation Fund may invest in shares of the same Underlying Fund; however the percentage of each Allocation Fund's assets so invested will vary depending upon the Allocation Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Allocation Fund.

The security types of the Allocation Funds are:

o UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.
--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
------------------------------------ |
The security types of the Underlying Funds are listed below:

o ASSET-BACKED SECURITIES (Principal security type for: Mortgage Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities.

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

--------------------------------------------------------------------------------
                                   accessor 45

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall (or rise, in the case of securities sold short) over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

o ETFs. (Principal security type for: Strategic Alternatives Fund) ETFs are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, Fund shareholders will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF. Because ETFs are investment companies, investment by a mutual fund in such funds, absent exemptive relief, would be limited under applicable federal statutory provisions. Those provisions restrict a mutual fund's investment in the shares of another investment company to not more than 5% of its assets (and not more than 3% of the securities of any other investment company) and limit aggregate investments by a mutual fund in all investment companies to 10% of the mutual fund's assets. The Fund may invest in excess of those statutory limits in specific ETFs in reliance on an exemptive order issued to that specific ETF, provided that certain conditions are met. The Money Manager intends to meet the conditions necessary to maintain the exemptive relief. ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, commodity or currency.

o ETNs. (Principal Security Type for: Strategic Alternatives Fund) ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

o Holding Company Depositary  Receipts (HOLDRs).  (Principal  Security Type for:
Strategic Alternatives Fund) HOLDRs are securities that represent ownership in the common stock or American Depositary Receipts (ADRs) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRs represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security type for: Strategic Alternative Fund and All Fixed-Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High yield corporate debt securities are often issued as a result of corporate
restructurings   such as leveraged  buyouts,  mergers,  acquisitions,  or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of
--------------------------------------------------------------------------------
                                   accessor 46

================================================================================
                           SECURITIES AND RISKS
--------------------------------------------------------------------------------
securities, also known as "junk bonds", are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o INTEREST RATE SWAPS (Principal security type for: Mortgage Securities Fund). In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Mortgage Fund typically uses swaps as substitutes for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk.

o INVESTMENT  COMPANIES.  (Principal  security type for: Strategic  Alternatives
Fund) A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and Unit Investment Trusts (UITs) are the three types of investment companies.

o MONEY MARKET SECURITIES  (Principal  security type for: U.S.  Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED  SECURITIES (Principal security type for: Mortgage Securities
Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES. (Principal security type for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security type for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o STRUCTURED NOTES. (Principal security type for: Strategic Alternative Fund) A debt obligation that may contain an embedded derivative component with characteristics that adjust the security's risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

The Strategic Alternative Fund's investment in commodities will be effected primarily through the purchase of a levered structured note. However, it is not the intent to provide levered exposure to the commodities market. The Money Manager will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as Treasuries and agencies. The combination of the levered structured note and the separate pool of Treasuries and agencies is designed to replicate the performance of the broad commodity markets and will be managed for the exposure to the commodity market. For example, if the Strategic Alternatives Fund were to hold a structured note with 3x exposure to a specified commodity index and the Money Manager hoped to achieve $15 million in exposure, the Money Manager would invest $5 million in the structured note and $10 million in Treasuries and agencies. When the investment performance of the structured note, Treasuries and agencies is viewed together, the total investment is designed to approximate the unlevered performance of the index underlying the structured note.

o TBAs (Principal security type for: Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (Principal security type for: U.S. Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the Strategic Alternatives Fund and other Fixed-Income Funds. U.S. Government Securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

The  following   describes  some  of  security  types  in  which  the  Strategic
Alternative Fund's underlying funds may invest.

o Asset-Backed Securities. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

o Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

                                  accessor 47

================================================================================
                           SECURITIES AND RISKS
--------------------------------------------------------------------------------
o High Yield Corporate Debt Securities. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds," are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o Money Market Securities. Money market securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o Mortgage-Related Securities. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o Options, Futures, Swaps and Other Derivatives. The Fund and the underlying funds may use techniques such as buying and selling options or futures contracts in an attempt to change their exposure to security prices, currency values, or other factors that affect the value of the Fund's portfolio.

                                 accessor 48

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
================================================================================

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

--------------------------------------------------------------------------------
                        LEVEL OF RISK  UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                              SHORT-               U.S.
                                              SMALL     INTER-                  HIGH     INTER-   INTER-    MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   STRATEGIC     YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    ALTERNATIVES  BOND     FIXED     FIXED     ITIES      MONEY
---------------------------------------------------------------------------------------------------------------------------------




Allocation Risk             -         -        -          -       ( )            -         -         -        -         -
Bond Market Volatility      -         -        -          -       ( )            o         |)        o        o        ( )
Company Risk                |)        |)       |)         |)       -             o         |)        |)        -        -
Credit Risk                 -         -        -          -       ( )            o         |)        |)       ( )       ( )
Commodity Risk              -         -        -          -        |)            -         -         -         -         -
Counterparty Risk           -         -        -          -        o             -         -         -         -         -
Currency Risk               -         -        -          |)       |)            -         -         -         -         -
ETF & ETN Risk              -         -        -          -        |)            -         -         -         -         -
HOLDRS Risk                 -         -        -          -        |)            -         -         -         -         -
Foreign Exposure            -         -        -          o        o            ( )       -         -         -        -
GSE Risk                    -         -        -          -       ( )            -         |)        |)        o        o
Inflation Risk             ( )        ( )      ( )        ( )     ( )            |)        o         o        o         o
Investment Company Risk     -         -        -          -       ( )            -         -         -         -         -
Issuer Risk                 -         -        -          -        o             o         |)        |)       ( )       ( )
Liquidity Risk              -         -        -          -        |)            |)        |)        |)       ( )        -
Lower Rated Debt Securities -         -        -          -        -             o         ( )       ( )       -        -
Non-diversification Risk    -         -        -          -        |)            -         -         -         -         -
Portfolio Turnover         ( )        |)       |)         |)      ( )            o         |)        ( )       o        -
Prepayment Risk             -         -        -          -        -             ( )       ( )       ( )       o        -
Real Estate Concentration
  Risk                      -         -        -          -        o             -         -         -         o         -
Small to Mid Company Risk   |)        |)       o          |)       -             -         -         -         -        -
Stock Market Volatility      o        o        o          o        |)            -         -         -         -        -
Tax Risk                   ( )       ( )      ( )        ( )      ( )           ( )       ( )       ( )       ( )      ( )



--------------------------------------------------------------------------------
                        LEVEL OF RISK  ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH


Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                 o           o            |)           |)            ( )         -
Commodity Risk                         -           ( )          ( )          ( )           ( )         ( )
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Counterparty Risk                      -           ( )          ( )          ( )           ( )         ( )
Credit Risk                            |)          |)           |)           ( )           ( )         -
ETF & ETN Risk                         -           ( )          ( )          ( )           ( )         ( )
Foreign Exposure                       -           ( )          ( )          |)            |)          o
GSE Risk                                o          |)           |)           ( )           ( )         -
Inflation Risk                          o          |)           ( )          ( )           ( )         ( )
Issuer Risk                             o          o            |)           |)            ( )         -
Liquidity Risk                         |)          |)           ( )          ( )           ( )         -
Lower Rated Debt Securities            |)          |)           ( )          ( )           ( )          -
Other Investment Company Risk          -           ( )          ( )          ( )           ( )         ( )
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )         -
Small to Mid Cap Company Risk          -           ( )          ( )          ( )           |)          |)
Stock Market Volatility                -           ( )          |)           |)             o           o



--------------------------------------------------------------------------------
Key:              -   n/a          ( )  low          |) medium           o  high
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                  accessor 49

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o ALLOCATION RISK. (Principal risk for: Strategic Alternatives Fund) The Strategic Alternatives Fund will allocate its investments between various asset classes, including derivatives. These investments are based upon judgments made by Accessor Capital, which may not accurately predict changes in the market. As a result, the Strategic Alternatives Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

o ASSET-BACKED SECURITIES. (Principal risk for: Mortgage Securities Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other Fixed-Income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. In particular, common stocks tend to be more volatile than other investment choices.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.


o CURRENCY RISK. (Principal risk for: International Equity Fund and Strategic Alternatives Fund) Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund or the underlying investment of the Strategic Alternatives Fund, as applicable, if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.


--------------------------------------------------------------------------------
                                   accessor 50

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
o Commodity Risk. (Principal Risk for: Strategic Alternatives Fund) The Strategic Alternatives Fund's investments in commodity-linked derivative instruments, including structured notes, may subject the Strategic Alternatives Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies ("RICs") under the Code, the Strategic Alternatives Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. The Internal Revenue Service ("IRS") has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund's ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, in subsequent rulings, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code.

o ETF Risk. (Principal risk for: Strategic Alternatives Fund) ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds) or commodities or currency. When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors. ETFs that are benchmarked to commodities or currencies often carry the additional risk of non-diversification. Additionally, many commodity or currency ETFs have a higher tracking error to their underlying benchmarks.

The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

Trading in leveraged ETFs can be relatively illiquid which means that they may be hard to purchase or sell at a fair price. In addition, leveraged ETFs are subject to the risk of a breakdown in the futures and options markets they use. Finally, leveraged ETFs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater because if the investment loses value, not only is that money lost, but the loan still needs to be repaid.

o ETN Risk. (Principal Risk for: Strategic Alternatives Fund) Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or the entire amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer's annual fee.

o HOLDRs Risk. (Principal risk for: Strategic Alternatives Fund) Unlike ETFs, HOLDRs can only be bought and sold in 100-share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDR for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRs is directly related to the value of the underlying securities, the Fund could lose a substantial part of its original investment in HOLDRs. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRs cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRs were selected without regard for their value, price performance, volatility or investment merit. The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events." As a result, stocks selected for those HOLDRs with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, HOLDRs in which the Fund invested may not provide the same targeted exposure to the industry that was initially expected.

o FOREIGN EXPOSURE. (Principal risk for: International Equity Funds and the Allocation Funds except for the Income Allocation Fund) Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency accessor 51

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The foreign sovereign debt securities the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

o GOVERNMENT SPONSORED ENTERPRISES ("GSE") Risk. (Principal risk for: Strategic Alternatives Fund and all Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o INVESTMENT COMPANIES RISK. (Principal risk for: Strategic Alternatives Fund) The Strategic Alternatives Fund will purchase shares of investment companies, such as mutual funds, ETFs, UITs and closed-end funds to gain exposure to a particular portion of the market rather than purchase securities directly. When the Strategic Alternatives Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Strategic Alternatives Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Strategic Alternatives Fund may be subject to additional or different risks than if the Strategic Alternatives Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. In addition, the Fund may invest in investment companies that are not registered pursuant to the 1940 Act, and therefore, not subject to the 1940 Act's regulatory scheme.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.



o LIQUIDITY RISK. (Principal risk for: Strategic Alternatives Fund and all Fixed-Income Funds except U.S. Government Money Fund) Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk.

--------------------------------------------------------------------------------
                                   accessor 52

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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
o LOWER RATED DEBT SECURITIES. (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.
Discontinuation of these payments could substantially adversely affect the market value of the security.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o Market Risk. (Principal risk for: Strategic Alternatives Fund) Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

o Non-Diversification Risk. (Principal risk for: Strategic Alternatives Fund) Because the Fund is classified as a non-diversified fund for purposes of the 1940 Act, it may concentrate its investments in a more limited number of issuers than a diversified fund. Accordingly, the Fund is subject to the risks related to the fact that the decline in the market value of a particular ETF or other security held by the Fund may directly affect the NAV of the Fund more than if the Fund were operated as a diversified fund.

o Overall Market Risk. (Principal risk for: Strategic Alternatives Fund) The Fund is subject to the risk of an overall decline in value of various asset classes. When the markets experience an overall decline, it can be expected that the Fund's value also will fall. Numerous factors affect overall market risk such as changing economic, political or market conditions.

o Real Estate  Concentration Risk.  (Principal risk for: Strategic  Alternatives
Fund) The Fund may invest in underlying funds that concentrate in the real estate sector. Real estate sector concentration risk is the risk that the securities of real estate companies that an underlying fund purchases will underperform the market as a whole. To the extent that the underlying fund's investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of an underlying fund's investments in REITs.

o PREPAYMENT AND EXTENSION RISK. (Principal risk for: All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and is also a principal risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Mortgage securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

o REPURCHASE AGREEMENTS (Principal risk for: U.S. Government Money Fund) Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by

--------------------------------------------------------------------------------
                                   accessor 53

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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.



o SMALL TO MID CAP COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o TAX RISK. (Principal risk for: Strategic Alternatives Fund) The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the IRS. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and Fixed-Income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade Fixed-Income securities ("junk bonds"), which are considered speculative. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

o Underlying funds risk. (Principal risk for Strategic Alternatives Fund). The following risks describe principal risks of the underlying funds (non Accessor Funds) in which the Fund invests.

Asset-Backed Securities Risk. Asset-backed securities have prepayment risks similar to mortgage-backed securities, as discussed below.

                                  accessor 54
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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
Credit Risk Associated With Asset-Backed Securities. Asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying asset-backed securities in the case of default. Asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

Mortgage-backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the underlying fund's investment in mortgage-backed securities will result in an unforeseen loss of interest income to the underlying fund as it may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

Collateralized Mortgage Obligation Risk. An underlying fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the underlying fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Bank Loan Risk. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the underlying funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the underlying funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the underlying funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the underlying funds purchase assignments from lenders, the underlying funds will acquire direct rights against the borrower on the loan. The underlying funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the underlying funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Commodity Risk. The underlying funds' investments in commodity-linked derivative instruments, including structured notes, may subject an underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, the underlying funds must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the underlying funds' investment in commodities-linked derivatives were to exceed a certain threshold, the underlying funds could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

Company or Security Specific Risk. Certain of the underlying funds are subject to the risk associated with events that are unique to a specific company, a specific security, a specific industry, or a specific security class. For example, a particular security's price will tend to react poorly with reference to an earnings announcement that is worse than the market expected. An underlying fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Specific issuers, and the prices of their securities, also are subject to risks.

Convertible Securities Risk. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

Foreign Securities Risk. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability.

Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.


                                  accessor 55
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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect an underlying fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the underlying fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the underlying fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the underling funds may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the underlying funds may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the underlying funds enter the contract may fail to perform its obligations to the underlying funds.

Emerging Markets. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Foreign Currencies Risk. Since foreign securities normally are denominated and traded in foreign currencies, the value of an underlying fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. The Fund or an underlying fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

If the Fund or an underlying fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. Dollar will result in a change in the U.S. Dollar value of the underlying fund's assets and the underlying fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the underlying fund's denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. Dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. Dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the underlying fund's income may be received or realized in these currencies, the underlying fund will be required to compute and distribute its income in U.S. Dollars. As a result, if the exchange rate for any such currency declines after the underlying fund's income has been earned and translated into U.S. Dollars but before payment to shareholders, the Fund or an underlying fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the underlying fund incurs an expense in U.S. Dollars and the exchange rate declines before the expense is paid, the underlying fund would have to convert a greater amount of U.S. Dollars to pay for the expense at that time than it would have had to convert at the time the underlying fund incurred the expense. The Fund or an underlying fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Junk Bonds Risk. Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general. During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

Credit Risk. Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Many U.S. Government securities in which the underlying funds may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve credit risk.

Interest Rate Risk. Interest rate risk is the risk that an investment's value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve or in any other interest rate relationship. Such changes usually affect securities inversely and can be reduced by diversifying (investing in fixed-income securities with different durations) or hedging (e.g., through an interest rate swap). Interest rate risk affects the value of bonds more directly than stocks, and it is a major risk to all bondholders. As interest rates rise, bond prices fall and vice versa. The rationale is that as interest rates increase, the opportunity cost of accessor 56
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                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
holding a bond decreases since investors are able to realize greater yields by switching to other investments that reflect the higher interest rate. For example, a 5% bond is worth more if interest rates decrease since the bondholder receives a fixed rate of return relative to the market, which is offering a lower rate of return as a result of the decrease in rates.

Maturity Risks. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of an underlying fund's fixed income investments will affect the volatility of the underlying fund's share price.

Options and Futures Transactions Risk. These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on the underlying fund's exposure to market values, interest rates or the currency exchange rate, which in turn can affect the Fund.

As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
Certain Additional Investment Strategies & Risks
================================================================================

The Funds may invest in other types of securities and employ additional investment techniques that are not the principal investment strategies of the Funds and therefore not described in this Prospectus. The additional security types, techniques and their accompanying risks are more fully described in the Funds' SAI, which may be obtained free of charge by contacting the Fund.

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information is also available in the Funds' Annual Report to shareholders.

Each Fund paid the following management fees in fiscal year 2007 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money Manager. Note: The Strategic Alternatives Fund started investment operations January 29, 2008 and is not reflected in this table:

----------------------------------------------------------|---------------------------------------------------
                                       TOTAL ANNUAL       |    ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES     |     TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF   |     (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)    |      DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2007   |    FOR FISCAL YEAR 2007      FOR FISCAL YEAR 2007
----------------------------------------------------------|---------------------------------------------------

Growth                                    0.83%           |          0.45%                      0.38%
Value                                     0.70%           |          0.45%                      0.25%
Small to Mid Cap                          0.94%           |          0.60%                      0.34%
International Equity                      1.00%           |          0.55%                      0.45%
High Yield Bond                           0.61%           |          0.36%                      0.25%
Intermediate Fixed-Income                 0.46%           |          0.33%                      0.13%
Short-Intermediate Fixed-Income           0.46%           |          0.33%                      0.13%
Mortgage Securities                       0.61%           |          0.36%                      0.25%
US Government Money                       0.08%           |          0.08%                      0.00%
Allocation Funds                          0.10%           |          0.10%                      0.00%

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGER      Accessor Capital Management LP, 1420 Fifth Avenue, Suite
3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund, Strategic Alternatives Fund and the Allocation Funds.

An investment committee consisting of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Whatley has been with Accessor Capital since
================================================================================
                                  accessor 57
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                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
1991 as Executive Director. Mr. Rowader has been with Accessor Capital since February 2007, as Investment Officer and as Chief Investment Officer since
February 2008. Mr. Herber has been with Accessor Capital since February 2008. Mr. Roberge has been with Accessor Capital since April 2002, and as the Investment Analyst since 2006.

The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets. The annual management fee for the Strategic Alternatives Fund is 0.70%.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds; 0.14% of the average daily net assets of the Strategic Alternatives Fund; 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, and Mortgage Securities Funds; and 0.05% of the average daily net assets of the U.S. Government Money Fund and reimbursement of certain out of pocket expenses. The Allocation Funds pay no fees for transfer agent or administrative services.


Accessor Capital has entered into a subadvisory agreement with each Money Manager and Accessor Funds on behalf of the respective Underlying Fund, whereby the Fund pays the Money Manager a subadvisory fee. For the Small to Mid Cap Fund, High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed rate. The Money Managers for the Value, Growth, and International Equity are compensated based, in part, on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.


For Pictet Asset Management Limited for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The Growth Fund entered into an advisory agreement with a new Money Manager, Smith Asset Management Group, effective September 21, 2007. The fee arrangements under these agreements are similar to those described above.


DISTRIBUTOR SEI Investments Distribution Company ("Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.
--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

Money Manager     Smith Asset Management Group, LP
                           100 Crescent Court, Suite 1150
                           Dallas, TX  75201

Smith Asset Management Group, LP ("Smith Group") has managed the Growth Fund since September 21, 2007. Founded in 1995, Smith Group has approximately $5.8 billion in assets under management as of December 31, 2007.

The Growth Fund is team-managed by the Smith Group. As Chief Investment Officer, Stephen S. Smith, CFA, directs the portfolio management team in implementing the investment process he designed. The team employs a process that combines quantitative and traditional research criteria that Stephen S. Smith, CFA has executed for over 25 years.

Stephen S.  Smith,  CFA,  John D.  Brim,  CFA,  Royce W.  Medlin,  CFA,  William
Ketterer, CFA, and A. Michelle Pryor, CFA have been jointly and primarily responsible for the day-to-day management of the Growth Fund since September 21, 2007.




--------------------------------------------------------------------------------
                                  accessor 58

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
Stephen S. Smith, CFA, CEO and Chief Investment Officer, is the founder of Smith Asset Group. Since the firm's founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983 he joined the predecessor to Bank of America, where he held a variety of senior investment management positions.

John D. Brim, CFA, Portfolio Manager, joined Smith Group in March 1998. Mr. Brim is a portfolio manger and responsible for equity research within the health care sector. From April 1997 to March 1998, he was a manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP. From June 1990 to April 1997, he held a variety of positions, including senior client manager, with NationsBank Asset Management in Dallas.

Royce W. Medlin, CFA, Portfolio Manager, joined Smith Group in January 2006. Prior to joining Smith Group, he was President and Portfolio Manager of Belmont Wealth Management where he worked from 2002 to 2005. From 1991 to 2002, he served as a portfolio manager at U.S. Trust in Dallas and Team Bank Trust Investments in Fort Worth.

William Ketterer, CFA, Portfolio Manager, joined Smith Group in January of 2007 as a portfolio manager. From March 1999 to January 2007, he served as Senior Vice President and Portfolio Manager with The Private Bank at Bank of America where he managed portfolios for institutions and high net worth individuals. From 1993 to 1999, he worked in corporate development within the healthcare industry. Prior to 1993, he was Vice President and General Manager of a west coast startup.

A. Michelle Pryor, CFA, Portfolio Manager, joined Smith Group in April 1998. Ms. Pryor is a portfolio manager and responsible for equity research within the consumer discretionary sector. Prior to joining the company, she was a trading assistant for Bell Fundamental Futures, L.L.C., a commodity-trading advisor, in Memphis, Tennessee.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Beginning on September 21, 2007, the Fund has agreed to pay Smith Group, a management fee composed of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25%.of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. The Performance Fee Adjustment will be calculated monthly by (i) determining the difference in performance between the Advisor Class shares of the Fund and the Fund's benchmark index (the "Performance Difference"); (ii) using the Performance Difference to determine the performance adjustment rate ("Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period. For the period from September 21, 2007 through September 20, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a null zone that is equal to plus 1.00% or minus 1.00%, the Performance Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Adjustment Rate shall not exceed an absolute value of 0.15% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.40%.

The chart below illustrates how the Money Manager's fees are calculated. Because of the higher expenses associated with A Class, C Class and Investor Class shares, the performance of Advisor Class shares is generally better. Regardless of any differences in performance among different share classes, a Performance Adjustment Rate will be determined using the performance of the Fund's Advisor Class.

[graphic]

Prior to the Smith Group, the sub-adviser was Enhanced Investment Technologies, LLC ("INTECH"). As compensation for INTECH's services, prior to May 1, 2007, the Fund paid INTECH, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund. Beginning on May 1, 2007 through September 21, 2007, the Fund agreed to pay INTECH, a management fee comprised of a monthly base fee payable at an annual rate of 0.40%.

--------------------------------------------------------------------------------
                                  accessor 59

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
--------- |


Money Manager  Acadian Asset Management LLC, One Post Office Square, 20th Floor,
               Boston, MA  02109

Acadian  has   managed  the  Value  Fund  since  March  1,  2007.   Acadian  has
approximately $83.7 billion of assets under management as of December 31, 2007.

The core equity investment team oversees a single process that produces all core equity portfolios. This team consists of 12 portfolio managers. A lead manager is assigned to monitor adherence to client specific investment objectives. Constantine P. Papageorgiou, CFA, Vice President and Portfolio Manager is the lead manager for the Growth Fund since March 1, 2007. Mr. Papageorgiou has been a portfolio manager with Acadian since August 2006 and is a member of the global research and portfolio management team. Prior to Acadian, Mr. Papageorgiou was with the AlphaSimplex Group in Cambridge as Vice President, Research Scientist from 2002 to 2006 and a software engineer at iSpheres Corporation from 2001 to 2002.

Qi Zeng, CFA, Senior Vice President and Portfolio Manager, is the backup portfolio manager. Ms. Zeng has been with Acadian since November 2006. Prior to Acadian, Ms. Zeng was the head of the global quantitative research team at State Street Global Markets from 2005 to 2006 and head of US quantitative strategy at Morgan Stanley from 1999 to 2005.

The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager a management fee composed of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. The Performance Fee Adjustment will be calculated monthly by (i) determining the difference in performance between the Advisor Class shares of the Fund and the Fund's benchmark index (the "Performance Difference"); (ii) using the Performance Difference to determine the performance adjustment rate ("Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period. For the period from March 1, 2007 through February 29, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a null zone that is equal to plus 0.75% or minus 0.75%, the Performance Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Adjustment Rate shall not exceed an absolute value of .05% and shall be made when the Performance Difference reaches plus or minus 3.25%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.20% and the maximum possible annual fee will be 0.30%.

The chart below illustrates how the Money Manager's fees are calculated. Because of the higher expenses associated with A Class, C Class and Investor Class shares, the performance of Advisor Class shares is generally better. Regardless of any differences in performance among different share classes, a Performance Adjustment Rate will be determined using the performance of the Fund's Advisor Class.

[graphic]

Prior to Acadian, the Money Manager of the Value Fund was Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, MA 02109, from January 10, 2001 through February 28, 2007. As compensation for Wellington Management's service, the Fund agreed to pay Wellington Management a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

                                  accessor 60

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
 --------------------|


MONEY MANAGER Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025

LA Capital has managed the Small to Mid Cap Fund since June 2, 2008. LA Captal is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940. As of December 31, 2007, LA Capital managed approximately $5.8 billion in assets.

A team of investment professions manages the portion of the Small to Mid Cap Fund's assets allocated to LA Capital. The portfolio management team consists of Thomas D. Stevens, CFA, Hal Reynolds, CFA, David Borger, CFA, Stuart Matsuda and Christine Kugler. Thomas Stevens, Chairman, is responsible for developing and managing the firm's resources for research, portfolio management, trading, operations, and relationship management. Hal Reynolds, Chief Investment Officer, chairs the Investment Committee and is responsible for the firm's investment process. David Borger, Director of Research, is responsible for managing the firm's research activities. Stuart Matsuda, Director of Trading, and Christine Kugler, Director of Implementation, are responsible for developing the firm's trading strategies and implementing the trading program. All five members of the portfolio management team are principals of the firm and have been with LA Capital since the firm's inception in 2002. All five members of the portfolio management team also serve on the Investment Portfolio Review Committees. The Investment Committee is responsible for reviewing investment research in the areas of stock selection, risk management, portfolio construction, trading, and for approving all changes to the investment process. The Portfolio Review committee meets monthly and is responsible for monitoring the risk exposures of each portfolio to ensure compliance with written investment guidelines and the current outlook of the Dynamic Alpha stock selection model.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee, computed daily and paid monthly at the annual rate of 0.40% of the aggregate daily net assets of the Fund.

Prior to LA Capital, the Money Manager of the Fund was SSgA Funds Management, Inc., ("SSgA FM") One Lincoln Street, Boston, MA 02111 from June 1, 2001 through June 1, 2008. As compensation for SSgA FM's services, the Fund paid SSgA FM as follows: Prior to May 1, 2007, the Fund paid SSgA FM a fee, computed daily and paid quarterly at the annual rate of 0.35% of the average daily net assets of the Fund. From May 1, 2007 through September 30, 2007, the Fund paid SSgA FM a monthly base fee payable at an annual rate of 0.30% of the Fund's average daily net assets. Beginning October 1, 2008, the Fund paid SSgA FM a monthly base fee payable at an annual rate of 0.40% of the Fund's average daily net assets of the Fund over such month.




--------------------------------------------------------------------------------
                                  accessor 61

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
------------------------ |
MONEY MANAGER           Pictet Asset Management Limited, Moor House - Level 11,
                        120 London Wall, GB-London EC2Y 5ET

Founded in 1980, Pictet Asset Management Limited (formerly Pictet International Management Limited) ("Pictet") has managed the Fund since October 1, 2005.
Pictet and its affiliates had approximately $236 billion of assets under management as of December 31, 2007. Pictet uses a team approach in managing the International Equity Fund. A team of three experienced senior investment managers primarily based in London are responsible for implementing the investment strategies of the International Equity Fund.

Richard Heelis, Business Unit Head of the Regional Equities Team and Co-Head of the EAFE Team, and since January 2002 has served in his current position as the Business Unit Head of the Regional Equities Team. Mr. Heelis joined PAM in 1999 as a Senior Investment Manager. Mr. Heelis began his career in 1984 as a member of the Economics/Strategy team at Norwich Union, and moved to the Norwich Union Far East Team in 1987. Initially covering both the Australian and Japanese markets, as well as developing derivative evaluation models, Mr. Heelis assumed full responsibility for all Norwich Union's Japanese Equity Portfolios in 1993. Mr. Heelis graduated with Masters Degree in Economics (with honors) from the University of Edinburgh and is an Associate member of the UK Society of Investment Professionals.

Fabio Paolini, CFA, Senior Investment Manager and Co-Head of the EAFE Team. Mr. Paolini joined the Research Department of Pictet & Cie in Geneva in 1994, initially in the Economics team and then in the European equities research team. In 1997 Mr. Paolini joined the Institutional Asset Management Team where he was responsible for Global and European equities mandates. He has served as Senior Investment Manager in the Regional Equities Team since January 2000 and as Co-Head of the EAFE Team since July 2006. Before transferring to PAM in CityLondon in 1999, Mr. Paolini spent four months with Brown Brothers Harriman in StateplaceNew York. Mr. Paolini earned his degree in Economics from the University of Siena (Italy), obtained a CFPI/AZEK in 1996 and received the Chartered Financial Analyst (CFA) in 1999.

Swee-Kheng Lee, Senior Investment Manger. Swee-Kheng joined Pictet Asset Management in 2007 as a Senior Investment Manager in the Regional Equities team with specific responsibility for EAFE. She began her fund management career at Norwich Union in 1995 (now Morley Fund Management, part of AVIVA) as a fund manager focusing on Asian/Emerging Markets. She has previously worked for Phillips and Drew (now part of UBS), The Central Bank of Malaysia and the Economist Intelligence Unit. Swee-Kheng has a BA in PPE and a PhD in Economics from Oxford University. She is also an associate member of the UK Society of Investment Professionals (UKSIP).

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Fund.

As compensation for the Money Manager's services, prior to May 1, 2007, the Fund paid the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:

         0.50% on the first $50,000,000
         0.45% on the next $50,000,000
         0.40% above $100,000,000

Effective May 1, 2007, as compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.45% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. The Performance Fee Adjustment will be calculated monthly by (i) determining the difference in performance between the Advisor Class shares of the Fund and the Fund's benchmark index (the "Performance Difference"); (ii) using the Performance Difference to determine the performance adjustment rate ("Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a null zone that is equal to plus 1.50% or minus 1.50%, the Performance Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Adjustment Rate shall not exceed an absolute value of 0.20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.25% and the maximum possible annual fee will be 0.65%.

The chart below illustrates how the Money Manager's fees are calculated. Because of the higher expenses associated with A Class, C Class and Investor Class shares, the performance of Advisor Class shares is generally better. Regardless of any differences in performance among different share classes, a Performance Adjustment Rate will be determined using the performance of the Fund's Advisor Class.


--------------------------------------------------------------------------------
                                   accessor 62

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


[graphic]


--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
------------------- |



MONEY MANAGER     First Western Investment Management, Inc. ("First Western")
                  1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067



First Western acquired the investment advisory business of Financial Management Advisors, LLC ("FMA") on June 1, 2008. FMA had managed the High Yield Bond Fund since May 1, 2000. First Western is the principal investment advisory subsidiary of First Western Financial, Inc. First Western has approximately $580 million of assets under management as of December 31, 2007 and First Western Financial, Inc. has approximately $1.37 billion of assets under management as of December 31, 2007.

Mr. Steven S. Michaels has been directly responsible for the day-to-day management of the Fund since May 1, 2000 through his association with FMA. Mr. Michaels is Executive Vice President and Managing Director of High Yield at First Western, with 18 years of industry experience and had served as a member of the professional investment staff at FMA for 15 years. Mr. Michaels' responsibility over the last six years include high yield fixed income portfolio management and directing the firm's noninvestment grade bond research. Mr. Michaels, assisted by First Western's Fixed Income Team, manages the Fund utilizing First Western's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies that leverage the individual expertise of the team members.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.


--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
----------------------------------- |



MONEY MANAGER           Pacific  Investment  Management  Company LLC ("PIMCO"),
                        840 Newport Center Drive, Suite 360,
                        Newport Beach, CA 92660

PIMCO has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since May 19, 2008. PIMCO* was founded in Newport Beach, California in 1971. PIMCO is one of the world's largest fixed income managers, with a presence in every major global bond market. PIMCO started as a subsidiary of Pacific Life Insurance Company to manage separate accounts for institutional clients. Today, the PIMCO Group's global client base is served from offices in New York, Singapore, Tokyo, London, Sydney, Munich, Toronto, Hong Kong, and Newport Beach. PIMCO has approximately $746,301 million in assets under management as of December 31, 2007.

PIMCO's fixed income portfolio group works on a team or consensus basis, so all accounts with similar objectives will have similar structures. The group's structure can best be described as a hub and spoke system, with seven senior generalist portfolio managers being the hub, receiving input from many specialists. The sector specialists relay information, provide strategic ideas and trading strategies and assist with execution. One generalist is assigned to each of PIMCO's accounts. Chris Dialynas is the portfolio manager responsible for the day-to-day investment decisions of the Funds. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, each Fund has agreed to pay the Money Manager a fee, computed daily and paid monthly, at the annual rate of 0.25% of the aggregate daily net assets of each Fund.

Prior to PIMCO, the Money Manager was Cypress Asset Management ("Cypress"), 26607 Carmel Center Place, Carmel, CA, from September 21, 1998 through May 18, 2008. As compensation for Cypress' service, from June 1, 2007 through May 18, 2008, each Fund agreed to pay Cypress a fee, computed daily and paid quarterly at the annual rate of 0.15% of the aggregate daily net assets of each Fund. Prior to June 1, 2007, Cypress was paid an annual fee of 0.10% of the aggregate daily net assets of each Fund.


* Includes  PIMCO's  global  affiliates,  as appropriate.


--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|


MONEY MANAGER   BlackRock  Financial Management, Inc. ("BlackRock")
                40 E. 52nd Street, New York, NY 10022

BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $1.36 trillion in assets under management as of December 31, 2007.


--------------------------------------------------------------------------------
                                   accessor 63

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, has been primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips has been a Managing Director of BlackRock since 1999. Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group and a member of the Leadership Committee. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000

--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND, STRATEGIC ALTERNATIVES FUND & ALLOCATION FUNDS|
------------------------------------------------------------------------- |


MANAGER  Accessor Capital Management LP ("Accessor Capital")
         1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994, the Allocation Funds since December 27, 2000, and the Strategic Alternatives Fund since January 29, 2008. Accessor Capital was founded in 1991 and has approximately $3.0 billion in assets under management as of December 31, 2007.

Prior to January 2007, a specific individual was responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. Effective January 2007, an investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds and the Strategic Alternatives Fund since January 2008. The investment committee consists of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991. As the chair of the Investment Committee, he is responsible for the oversight of the Committee.

Mr. Rowader has been with Accessor Capital since February 2007, first as Investment Officer and member of the Investment Committee, from December 2007, as Senior Investment Officer, and from February 2008 as Chief Investment Officer. Mr. Rowader is primarily responsible for the overall management of the investment department and investment decisions for Allocation Funds, the U.S. Government Money Fund and the Accessor Strategic Alternatives Fund. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader received his MBA with concentration in Finance from the University of Colorado.


Mr. Herber has been with Accessor Capital since February 1, 2008 as an Investment Officer and member of the Investment Committee. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds. Prior to Accessor Capital, Mr. Herber was a Research Analyst at Wexford Capital Management from February 2006 through January 2008; the owner and operator of Genesis Games and Gizmos from June 2004 through January 2006; and a research associate at Capital International from June 2002 through May 2004. Mr. Herber has been a CFA Charterholder since 2003.

Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He has been a member of the Investment Committee since January 2007. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund, the Strategic Alternatives Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.




--------------------------------------------------------------------------------
                                   accessor 64

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
TRANSFER AGENT  |
----------------|

The Transfer Agent for the Funds is Accessor Capital Management LP. Mail can be directed to the Transfer Agent at either:

Accessor Capital Management LP
Attn:  Shareholder Services
1420 Fifth Avenue, Suite 3600
Seattle, WA  98101

or

Accessor Funds, Inc.
Attn: Shareholder Services
P. O. Box 1748
Seattle, WA 98111-1748


-------------------------------------------------------------------------------
WHERE TO PURCHASE|
 ----------------|


o FINANCIAL INTERMEDIARIES. Shares of a Fund are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Shares of a Fund directly from the transfer agent for Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.


--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not be
-------------- |                           |purchased  on days when the NYSE is
                                           |closed for trading: New Year's Day,
Not all Accessor Funds may be offered in   |Martin   Luther   King,   Jr.  Day,
your state of  residence.  Contact  your   |Presidents    Day,   Good   Friday,
financial  intermediary  or the Transfer   |Memorial  Day,   Independence  Day,
Agent to  ensure  that the Fund you want   |Labor  Day,  Thanksgiving  Day and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 |------------------------------------

Purchase orders are accepted on each business day that the New York Stock Exchange ("NYSE") is open and must be received in good order prior to the close of the NYSE, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fed-funds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to


--------------------------------------------------------------------------------
                                   accessor 65

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Shares of a Fund by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.


o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign an Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.


o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, Semi-Annual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS|
ACCOUNT PLANS                                      |
---------------------------------------------------|


Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from the Transfer Agent by calling (800) 759-3504.




                                   accessor 66

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------



          INVESTMENT MINIMUMS - all funds except Strategic Alternatives
--------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |   RETIREMENT ACCOUNTS
                                                               |
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds


---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts: $100 per Fund           |Automatic Investment Plan:             $100 per transaction
---------------------------------------------------------------------------------------------------------------------------------


               INVESTMENT MINIMUMS - STRATEGIC ALTERNATIVES FUND

Initial Investment         $50,000

Additional Investments     $ 5,000
---------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the SAI for more information.


--------------------------------------------------------------------------------
SHARE PRICING|
-------------|


Investors purchase Shares of a Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to its class, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding class Shares. The NAV is calculated each day that the NYSE is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time except for the U.S. Government Money Fund, which normally calculates its NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Funds in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com). For related information see "Valuation of Securities" on page 72.


--------------------------------------------------------------------------------
ACCESSOR INTERNET WEBSITE|
-------------------------

You can obtain information about Accessor Funds on the internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.


--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|

The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).



--------------------------------------------------------------------------------
                                   accessor 67

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
The Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the Strategic Alternatives Fund, the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the Underlying Funds) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain smallcap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.


The Funds or Accessor Capital will restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.


Shareholders who redeem or exchange their shares of the Equity Funds, the Strategic Alternatives Fund or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend re-investment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.


The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION|
 -------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

--------------------------------------------------------------------------------
                                   accessor 68

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Shares of one Fund may be exchanged for shares of another Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order. For exchanges into the C Class Shares from a different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares.
Exchanges into the A Class Shares from a different class of a Fund will be subject to a front-end load, if applicable. Please read the A Class and C Class Prospectus carefully for a description of the sales loads and CDSC. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase from an Equity Fund, Strategic Alternatives Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other class of a Fund into which they are considering exchanging. An exchange of shares of a Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Exchanges from Shares of one class of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all Funds or all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.


--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o   BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 2244274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES|
 -----------------------------------------|

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------


Investors may request to redeem Shares of a Fund on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption
request in good order from a shareholder    |
of the U.S. Government Money Fund by |Redemption requests for shares that 3:00 p.m. Eastern time, marked "Same Day |were purchased by check will be Settlement", the shareholder will be |honored at the next NAV calculated
entitled to receive redemption  proceeds    |after  receipt  of  the  redemption
by  wire  on  the  same  day.   Requests    |request.    However,     redemption
received "in good order" must include: |proceeds will not be transmitted account name, account number, dollar or |until the check used for the share amount of transaction, Fund(s) and |investment has cleared (up to 15 allocation of investment, and signature |days after a deposit). The Transfer
of authorized  signer.  Shareholders  of    |Agent    may    charge   a $10.00
the U.S. Government  Money Fund who elect   |processing fee for each redemption
this option  should be aware                |check.
that their  account  will not be credited   |-----------------------------------
with the daily dividend on that day. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds, the Strategic Alternatives Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:



--------------------------------------------------------------------------------
                                   accessor 69

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
o BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o BY FAX.  Redemption  requests  may be  faxed  to  the Transfer Agent at
(206) 224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. You may authorize regular electronic transfers of $100 or more from your Accessor Funds account based on instructions provided to the Transfer Agent. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due solely to market fluctuations.

--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fedwire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

--------------------------------------------------------------------------------
                                   accessor 70

================================================================================
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Strategic Alternatives Fund, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Shares of a Fund will be automatically reinvested in additional Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using prices obtained from a pricing service. Equity securities (both domestic and international) and fixed-income securities listed and traded principally on an exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund and the Allocation Funds) may purchase securities on foreign markets and thus may be subject to these NAV changes.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Investments in the U.S. Government Money Fund are valued at amortized cost. Short-term debt securities of other funds maturing in less than 60 days may be valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's NAV. As a result, a Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among accessor 71

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.

On days when a change has occurred in the closing level of the Standard and Poor's 500 Index by an amount approved by the Board from the previous trading day's closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities in certain circumstances. The Manager and Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds and evaluate the accuracy of the prices provided.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------
A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2011, certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Strategic Alternatives Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Strategic Alternatives Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Strategic Alternatives Fund and/or defer the Strategic Alternatives Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Strategic Alternatives Fund.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning before December 31, 2007, the 30% withholding tax will not apply to dividends that a Fund designates as
(a) interest related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.


--------------------------------------------------------------------------------
                                   accessor 72

================================================================================
                      SERVICE & DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

o DISTRIBUTION AND SERVICE PLAN. Accessor Funds has adopted a Distribution and Service Plan that allows the Investor Class Shares of the Funds to pay distribution fees and/or service fees to financial intermediaries for sales and
distributionrelated   activities  and/or  providing   nondistribution  related
shareholder services. The fees under the Distribution and Service Plan will not exceed 0.25% in the aggregate annually. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

o OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

o ADMINISTRATIVE SERVICES PLAN. Accessor Funds has also adopted an Administrative Services Plan to allow the Investor Class Shares of the Funds to
pay  financial   intermediaries  for  nondistribution   related  administrative
services provided to shareholders. The administrative services fee will not exceed 0.25% annually.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an administrative plan (the "ACM Administrative Plan) with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or nondistribution related amounts for the Investor Class shares that will be allocated under the Accessor Funds' Distribution and Service Plan or any nondistribution related amounts for the Investor Class Shares that will be allocated under the Accessor Funds' Administrative Services Plan.

o DEFENSIVE DISTRIBUTION PLAN. The Funds have adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Funds.

================================================================================
                                 PRIVACY POLICY/HOUSEHOLDING
--------------------------------------------------------------------------------

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus.

To avoid sending duplicate copies of materials to households, Accessor Funds may mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.















--------------------------------------------------------------------------------
                                   accessor 73

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================

GROWTH FUND
-----------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


INVESTOR CLASS SHARES                                 2007          2006         2005           2004        2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   25.49     $   24.00     $   22.65     $   20.42     $  16.84

   Net investment income (loss)(1)                   (0.01)         0.02         (0.03)         0.01         0.00(4)
   Net realized and unrealized gain (loss)
     on investments(1)                                1.41          1.51          1.41          2.23         3.58
                                                 -------------------------------------------------------------------
Total from investment operations                      1.40          1.53          1.38          2.24         3.58

   Distributions from net investment income          (0.02)        (0.04)        (0.03)        (0.01)        0.00(4)
                                                 -------------------------------------------------------------------
Total distributions                                  (0.02)        (0.04)        (0.03)        (0.01)        0.00(4)
                                                 -------------------------------------------------------------------
   Redemption fees                                       -          0.00(4)       0.00(4)       0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                   $   26.87     $   25.49     $   24.00     $   22.65     $  20.42
====================================================================================================================
TOTAL RETURN(2)                                       5.49%         6.36%         6.11%        10.96%       21.28%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $   2,037     $   2,293     $   2,682     $   2,687     $  3,319
   Ratio of expenses to average net assets(3)         1.47%         1.39%         1.54%         1.37%        1.32%
   Ratio of net investment income (loss) to
     average net assets                              (0.05)%        0.06%        (0.13)%        0.05%        0.00%
Portfolio turnover rate                             190.94%       130.94%        97.70%       141.00%       76.58%

===============================================================================================================================

1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than $0.005 per share.



================================================================================
                                  accessor 74

================================================================================
                              FINANCIAL HIGHLIGHTS

VALUE FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


INVESTOR CLASS SHARES                                   2007          2006          2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $   23.97     $   20.88     $   19.95     $    17.57     $    13.64

   Net investment income (loss)(1)                         0.13          0.20          0.21           0.14           0.09
   Net realized and unrealized gain (loss)
     on investments(1)                                     0.55          3.10          0.93           2.34           3.96
                                                      ----------------------------------------------------------------------
Total from investment operations                           0.68          3.30          1.14           2.48           4.05

   Distributions from net investment income               (0.12)        (0.21)        (0.21)         (0.10)         (0.12)
   Distributions from capital gains                       (0.66)            -             -              -              -
                                                      ----------------------------------------------------------------------
Total distributions                                       (0.78)        (0.21)        (0.21)         (0.10)         (0.12)
                                                      ----------------------------------------------------------------------
   Redemption fees                                            -          0.00(4)          -           0.00(4)        0.00(4)

NET ASSET VALUE, END OF PERIOD                        $   23.87     $   23.97     $   20.88     $    19.95     $    17.57
============================================================================================================================
TOTAL RETURN(2)                                            2.76%        15.88%         5.78%         14.13%         29.92%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $   2,053     $   2,207     $   2,448     $    2,372     $    2,545
   Ratio of gross expenses to average net assets(3)        1.47%         1.47%         1.29%          1.30%          1.31%
   Ratio of net expenses to average net assets(3)          1.47%         1.47%         1.14%          1.30%          1.31%
   Ratio of net investment income to average
     net assets                                            0.53%         0.91%         1.06%          0.78%          0.60%
Portfolio turnover rate                                  158.41%        64.20%        70.01%         88.83%        118.86%

--------------------------------------------------------------------------------
1\Per share amounts are based upon average shares outstanding.
2\Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3\The effect of any custody credits on this ratio is less than 0.01%.
4\Less than $0.005 per share.


================================================================================
                                  accessor 75

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================


SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                             2007          2006         2005          2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   30.84     $    27.24    $   24.20    $    20.46    $   14.28

   Net investment income (loss)(1)                                 (0.10)         (0.08)       (0.06)        (0.12)       (0.04)
   Net realized and unrealized gain (loss)
     on investments(1)                                             (0.93)          3.68         3.10          3.86         6.22
                                                               -------------------------------------------------------------------
Total from investment operations                                   (1.03)          3.60         3.04          3.74         6.18

   Distributions from net investment income                            -              -            -             -            -
   Distributions from capital gains                                (0.05)             -            -             -            -
                                                               -------------------------------------------------------------------
Total distributions                                                (0.05)             -            -             -            -
                                                               -------------------------------------------------------------------
   Redemption fees                                                 (0.00)(4)       0.00(4)      0.00(4)       0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                                 $   29.76     $    30.84    $   27.24    $    24.20    $   20.46
==================================================================================================================================

TOTAL RETURN(2)                                                    (3.35)%        13.22%       12.56%        18.28%       43.28%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                       $   4,719     $    4,396    $   4,028    $    3,414    $   3,148
   Ratio of expenses (including dividend expense)
     to average net assets(3,5)                                     1.74%          1.68%        1.64%         1.67%        1.72%
   Ratio of expenses (excluding dividend expense)
     to average net assets(3,5)                                     1.68%          1.68%        1.64%         1.67%        1.72%
   Ratio of net investment loss (including dividend
     expense) to average net assets                                (0.33)%        (0.29)%      (0.24)%       (0.56)%      (0.26)%
   Ratio of net investment loss (excluding dividend
     expense) to average net assets                                (0.27)%        (0.29)%      (0.24)%       (0.56)%      (0.26)%
Portfolio turnover rate                                            57.25%         37.24%       41.64%        46.31%       47.88%

--------------------------------------------------------------------------------
1\Per share amounts are based upon average shares outstanding.
2\Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3\The effect of any custody credits on this ratio is less than 0.01%.
4\Less than $0.005 per share.
5\Dividend expense totaled 0.06%, 0%, 0%, 0%, and 0%, respectively, of average daily net assets for the years ended December 31, 2007, 2006, 2005, 2004, and 2003, respectively.




================================================================================
                                  accessor 76

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.





INVESTOR CLASS SHARES                                               2007          2006           2005          2004          2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $   22.32     $   16.85      $   14.79      $  12.61      $   9.43

   Net investment income (loss)(1)                                    0.07          0.03           0.10          0.09          0.08
   Net realized and unrealized gain (loss)
      on investments(1)                                               2.66          5.46           1.96          2.09          3.09
                                                                 -------------------------------------------------------------------
Total from investment operations                                      2.73          5.49           2.06          2.18          3.17

   Distributions from net investment income                          (0.10)        (0.02)             -             -             -
   Distributions from capital gains                                  (1.81)            -              -             -             -
                                                                 -------------------------------------------------------------------
Total distributions                                                  (1.91)        (0.02)             -             -             -
                                                                 -------------------------------------------------------------------
   Redemption fees(5)                                                 0.00(4)      (0.00)(4)      (0.00)(4)     (0.00)(4)      0.01

NET ASSET VALUE, END OF PERIOD                                   $   23.14     $   22.32      $   16.85      $  14.79      $  12.61
====================================================================================================================================
TOTAL RETURN(2)                                                      12.37%        32.59%         13.93%        17.29%        33.72%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                         $   6,523     $   1,746      $   1,200      $  1,159      $  1,272
   Ratio of expenses to average net assets(3)                         1.79%         1.92%          1.68%         1.69%         1.83%
   Ratio of net investment income (loss) to
      average net assets                                              0.27%         0.18%          0.65%         0.67%         0.76%
Portfolio turnover rate                                              73.71%        93.54%        127.58%        15.91%        21.84%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than $0.005 per share.
5/Per share amounts relating to redemption fees for 2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.


================================================================================
                                  accessor 77

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
---------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                     2007          2006           2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     11.01   $     10.73    $     11.30    $     11.18    $        9.86

   Net investment income (loss)(1)                           0.76          0.82           0.78           0.84             0.83
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.56)         0.28          (0.55)          0.11             1.40
                                                      ---------------------------------------------------------------------------
Total from investment operations                             0.20          1.10           0.23           0.95             2.23

   Distributions from net investment income                 (0.76)        (0.82)         (0.80)         (0.83)           (0.91)
                                                      ---------------------------------------------------------------------------
Total distributions                                         (0.76)        (0.82)         (0.80)         (0.83)           (0.91)
                                                      ---------------------------------------------------------------------------
Redemption fees(5)                                              -          0.00(4)        0.00(4)        0.00(4)          0.00(4)

NET ASSET VALUE, END OF PERIOD                        $     10.45   $     11.01    $     10.73    $     11.30    $       11.18
=================================================================================================================================
TOTAL RETURN(2)                                              1.85%        10.71%          2.11%          8.95%           23.60%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     1,850   $       498    $       471    $     1,277    $         276
   Ratio of expenses to average net assets(3)                1.29%         0.91%          1.22%          1.28%            1.44%
   Ratio of net investment income to average
     net assets                                              7.02%         7.54%          7.29%          7.47%            8.51%
Portfolio turnover rate                                     86.29%        87.80%         62.75%         75.03%          154.85%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than $0.005 per share.
5/Per share amounts relating to redemption fees for 2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.



================================================================================
                                  accessor 78

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND
-------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                    2007        2006       2005       2004       2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  11.23   $   11.63   $  11.91   $  12.13   $  12.45

   Net investment income (loss)(1)                         0.70        0.75       0.61       0.53       0.50
   Net realized and unrealized gain (loss)
     on investments(1)                                    (0.36)      (0.39)     (0.22)     (0.13)      0.04
                                                       ------------------------------------------------------
Total from investment operations                           0.34        0.36       0.39       0.40       0.54

   Distributions from net investment income               (0.72)      (0.76)     (0.63)     (0.53)     (0.50)
   Distributions from capital gains                           -           -      (0.04)     (0.09)     (0.36)
                                                       ------------------------------------------------------
Total distributions                                       (0.72)      (0.76)     (0.67)     (0.62)     (0.86)
                                                       ------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                         $  10.85   $   11.23   $  11.63   $  11.91   $  12.13
=============================================================================================================
TOTAL RETURN(2)                                            3.15%       3.30%      3.36%      3.37%      4.41%
NET ASSETS, END OF PERIOD (IN THOUSANDS)               $  7,083   $   1,646   $  1,552   $    982   $  6,745
   Ratio of expenses to average net assets(3)              1.29%       1.15%      0.97%      1.38%      1.24%
   Ratio of net investment income to average
     net assets                                            6.45%       6.64%      5.12%      4.23%      3.96%
Portfolio turnover rate                                   71.66%     102.65%     93.26%    125.84%    105.58%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 79

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED-INCOME FUND
------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                    2007        2006       2005       2004       2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  11.62   $   11.76   $  11.98   $  12.18   $  12.34

   Net investment income (loss)(1)                         0.65        0.54       0.43       0.38       0.39
   Net realized and unrealized gain (loss)
     on investments(1)                                    (0.40)      (0.12)     (0.20)     (0.18)     (0.18)
                                                       ------------------------------------------------------
Total from investment operations                           0.25        0.42       0.23       0.20       0.21

   Distributions from net investment income               (0.68)      (0.56)     (0.45)     (0.40)     (0.37)
   Distributions from capital gains                           -           -          -          -          -
                                                       ------------------------------------------------------
Total distributions                                       (0.68)      (0.56)     (0.45)     (0.40)     (0.37)
                                                       ------------------------------------------------------
   Redemption fees                                            -           -          -          -          -

NET ASSET VALUE, END OF PERIOD                         $  11.19   $   11.62   $  11.76   $  11.98   $  12.18
=============================================================================================================
TOTAL RETURN(2)                                            2.22%       3.68%      2.02%      1.71%      1.74%
NET ASSETS, END OF PERIOD (IN THOUSANDS)               $    568   $     729   $  1,261   $  1,730   $  6,968
   Ratio of expenses to average net assets(3)              1.19%       0.87%      1.06%      1.08%      1.11%
   Ratio of net investment income to average
     net assets                                            5.71%       4.68%      3.65%      2.99%      3.15%
Portfolio turnover rate                                   41.16%      52.95%     42.14%     74.14%     86.10%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.



================================================================================
                                  accessor 80

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND
-------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                     2007          2006           2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.21   $     12.38    $     12.64    $     12.69    $     13.05

   Net investment income (loss)(1)                           0.50          0.45           0.41           0.40           0.32
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.19         (0.03)         (0.20)          0.02          (0.09)
                                                      -------------------------------------------------------------------------
Total from investment operations                             0.69          0.42           0.21           0.42           0.23

   Distributions from net investment income                 (0.48)        (0.52)         (0.45)         (0.40)         (0.34)
   Distributions from capital gains                             -         (0.07)         (0.02)         (0.07)         (0.25)
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.48)        (0.59)         (0.47)         (0.47)         (0.59)
                                                      -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     12.42   $     12.21    $     12.38    $     12.64    $     12.69
===============================================================================================================================
TOTAL RETURN(2)                                              5.76%         3.55%          1.59%          3.40%          1.80%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     1,259   $       894    $     1,111    $     1,226    $     1,362
   Ratio of expenses to average net assets(3)                1.45%         1.56%          1.22%          1.29%          1.32%
   Ratio of net investment income to average
      net assets                                             4.12%         3.72%          3.25%          3.16%          2.45%
Portfolio turnover rate                                    496.94%       578.95%        474.16%        324.40%        425.28%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.


================================================================================
                                  accessor 81

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
---------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


INVESTOR CLASS SHARES                                   2007           2006           2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

   Net investment income (loss)(1)                          0.04           0.04           0.02           0.01           0.00(4)

   Distributions from net investment income                (0.04)         (0.04)         (0.02)         (0.01)          0.00(4)
                                                    ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
===============================================================================================================================
TOTAL RETURN(2)                                             4.20%          3.97%          2.27%          0.68%          0.35%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $     11,203   $      9,286   $      6,355   $     12,689   $     15,832
   Ratio of gross expenses to average net                   0.96%          0.98%          0.91%          0.71%          0.85%
     assets(3)
   Ratio of net expenses to average net assets(3)           0.96%          0.98%          0.91%          0.71%          0.85%
   Ratio of net investment income to average
     net assets                                             4.09%          3.89%          2.19%          0.63%          0.35%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/The effect of any custody credits on this ratio is less than 0.01%.
4/Less than $0.005 per share.



================================================================================
                                  accessor 82

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME ALLOCATION FUND
-----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                   2007           2006        2005          2005          2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  14.83     $  14.93     $  15.17     $  15.29     $  15.19

   Net investment income (loss)(1)                            0.77         0.65         0.52         0.42         0.46
   Net realized and unrealized gain (loss)
     on investments(1)                                       (0.40)       (0.10)       (0.23)       (0.08)        0.16
                                                          -------------------------------------------------------------
Total from investment operations                              0.37         0.55         0.29         0.34         0.62

   Distributions from net investment income                  (0.77)       (0.65)       (0.52)       (0.42)       (0.45)
   Distributions from capital gains                              -            -        (0.01)       (0.04)       (0.07)
                                                          -------------------------------------------------------------
Total distributions                                          (0.77)       (0.65)       (0.53)       (0.46)       (0.52)
                                                          -------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $  14.43     $  14.83     $  14.93     $  15.17     $  15.29
=======================================================================================================================
TOTAL RETURN(2)                                               2.58%        3.81%        1.92%        2.28%        4.17%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $  3,067     $  3,037     $  3,399     $  3,266     $  3,015
   Ratio of gross expenses to average net assets              0.79%        0.83%        0.82%        0.92%        0.79%
   Ratio of net expenses to average net assets                0.79%        0.69%        0.66%        0.70%        0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                           5.24%        4.23%        3.32%        2.54%        2.78%
   Ratio of net investment income to average
     net assets                                               5.24%        4.37%        3.48%        2.77%        2.96%
   Portfolio turnover rate                                   60.59%       14.19%       19.91%       33.21%       52.48%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchases of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.




================================================================================
                                  accessor 83

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
INCOME & GROWTH ALLOCATION FUND
-------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                       2007         2006         2005         2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  16.26     $  15.57     $  15.37     $  14.83     $  13.48

   Net investment income (loss)(1)                            0.53         0.49         0.37         0.31         0.33
   Net realized and unrealized gain (loss)
     on investments(1)                                        0.04         0.69         0.22         0.55         1.40
                                                          -------------------------------------------------------------
Total from investment operations                              0.57         1.18         0.59         0.86         1.73

   Distributions from net investment income                  (0.61)       (0.48)       (0.38)       (0.30)       (0.32)
   Distributions from capital gains                          (0.01)       (0.01)       (0.01)       (0.02)       (0.06)
                                                          -------------------------------------------------------------
Total distributions                                          (0.62)       (0.49)       (0.39)       (0.32)       (0.38)
                                                          -------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $  16.21     $  16.26     $  15.57     $  15.37     $  14.83
=======================================================================================================================
TOTAL RETURN(2)                                               3.51%        7.76%        3.89%        5.88%       13.00%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $  4,955     $  5,263     $  2,740     $  4,602     $  3,818
   Ratio of gross expenses to average net assets              0.74%        0.78%        0.72%        0.83%        0.80%
   Ratio of net expenses to average net assets                0.74%        0.69%        0.64%        0.70%        0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                           3.19%        3.01%        2.31%        1.93%        2.15%
   Ratio of net investment income to average
     net assets                                               3.19%        3.10%        2.39%        2.06%        2.35%
Portfolio turnover rate                                      48.68%       19.31%       11.49%       19.76%       26.08%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.



================================================================================
                                  accessor 84

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
BALANCED ALLOCATION FUND
------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                     2007          2006            2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     17.13   $     15.88      $     15.38    $     14.39    $     12.38

   Net investment income (loss)(1)                           0.40          0.36             0.29           0.23           0.26
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.29          1.25             0.49           0.98           2.05
                                                      --------------------------------------------------------------------------
Total from investment operations                             0.69          1.61             0.78           1.21           2.31

   Distributions from net investment income                 (0.54)        (0.36)           (0.28)         (0.22)         (0.27)
   Distributions from capital gains                             -         (0.00)(3)            -           0.00(3)       (0.03)
                                                      --------------------------------------------------------------------------
Total distributions                                        (0.54)         (0.36)           (0.28)         (0.22)         (0.30)
                                                      --------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $     17.28   $     17.13      $     15.88    $     15.38   $      14.39
================================================================================================================================
TOTAL RETURN(2)                                              4.06%        10.29%            5.24%          8.49%         18.86%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    15,219   $    12,970      $    12,161    $     7,219   $      6,994
   Ratio of gross expenses to average net assets             0.68%         0.71%            0.69%          0.75%          0.73%
   Ratio of net expenses to average net assets               0.68%         0.69%            0.67%          0.69%          0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                          2.29%         2.18%            1.82%          1.53%          1.83%
   Ratio of net investment income to average
      net assets                                             2.29%         2.20%            1.84%          1.59%          1.96%
Portfolio turnover rate                                     23.56%        13.27%            3.20%         20.59%         19.58%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/Less than $0.005 per share.

================================================================================
                                  accessor 85

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
-------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                 2007           2006           2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    17.47     $    15.96     $    15.31     $    14.14     $   11.86

   Net investment income (loss)(1)                       0.33           0.27           0.24           0.19          0.21
   Net realized and unrealized gain (loss)
     on investments(1)                                   0.40           1.53           0.66           1.19          2.31
                                                   ----------------------------------------------------------------------
Total from investment operations                         0.73           1.80           0.90           1.38          2.52

   Distributions from net investment income             (0.50)         (0.29)         (0.24)         (0.19)        (0.21)
   Distributions from capital gains                         -          (0.00)(5)      (0.01)         (0.02)        (0.03)
                                                   ----------------------------------------------------------------------
Total distributions                                     (0.50)         (0.29)         (0.25)         (0.21)        (0.24)
                                                   ----------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $    17.70     $    17.47     $    15.96     $    15.31     $   14.14
=========================================================================================================================
TOTAL RETURN(2)                                          4.16%         11.40%          5.91%          9.79%        21.41%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   16,134     $   11,166     $    7,546     $    6,361     $   3,818
   Ratio of gross expenses to average net assets         0.68%          0.69%          0.63%          0.74%         0.73%
   Ratio of net expenses to average net assets           0.68%          0.67%          0.63%          0.68%         0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      1.83%          1.78%          1.57%          1.38%         1.56%
   Ratio of net investment income to average
     net assets                                          1.83%          1.80%          1.57%          1.43%         1.69%
Portfolio turnover rate                                 18.45%         14.32%          1.95%         12.74%        19.56%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

================================================================================
                                  accessor 86

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH ALLOCATION FUND
-----------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                         2007         2006         2005         2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    18.19   $    16.12   $    15.17   $    13.62   $    10.80

   Net investment income (loss)(1)                               0.14         0.15         0.13         0.11         0.14
   Net realized and unrealized gain (loss)
      on investments(1)                                          0.72         2.06         0.94         1.55         2.82
                                                           ---------------------------------------------------------------
Total from investment operations                                 0.86         2.21         1.07         1.66         2.96

   Distributions from net investment income                     (0.38)       (0.14)       (0.12)       (0.11)       (0.14)
   Distributions from capital gains                             (0.01)           -            -            -            -
                                                           ---------------------------------------------------------------
Total distributions                                             (0.39)       (0.14)       (0.12)       (0.11)       (0.14)
                                                           ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                             $    18.66   $    18.19   $    16.12   $    15.17   $    13.62
==========================================================================================================================
TOTAL RETURN(2)                                                  4.70%       13.77%        7.12%       12.22%       27.59%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                   $   18,724   $   15,282   $   14,422   $    9,746   $    8,049
   Ratio of gross expenses to average net assets                 0.68%        0.69%        0.67%        0.75%        0.72%
   Ratio of net expenses to average net assets                   0.68%        0.68%        0.67%        0.69%        0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the manager)
     to average net assets                                       0.76%        0.82%        0.82%        0.75%        1.09%
   Ratio of net investment income to average net assets          0.76%        0.83%        0.82%        0.81%        1.21%

Portfolio turnover rate                                          7.43%       18.90%        1.76%       15.63%       16.85%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.



================================================================================
                                  accessor 87

================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
AGGRESSIVE GROWTH ALLOCATION FUND
-----------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




INVESTOR CLASS SHARES                                2007       2006       2005       2004          2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  18.42   $  15.98   $  14.76   $  12.94      $   9.95

   Net investment income (loss)(1)                     0.00      (0.01)     (0.02)     (0.02)        (0.01)
   Net realized and unrealized gain (loss)
     on investments(1)                                 0.95       2.47       1.25       1.84          3.00
                                                   ---------------------------------------------------------
Total from investment operations                       0.95       2.46       1.23       1.82          2.99

   Distributions from net investment income           (0.28)     (0.02)     (0.01)      0.00(3)          -
   Distributions from capital gains                   (0.03)         -          -          -             -
                                                   ---------------------------------------------------------
Total distributions                                   (0.31)     (0.02)     (0.01)      0.00(3)          -
                                                   ---------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $  19.06   $  18.42   $  15.98   $  14.76      $  12.94
============================================================================================================
TOTAL RETURN(2)                                        5.15%     15.39%      8.31%     14.01%        30.15%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $ 12,913   $ 11,518   $ 12,353   $  9,782      $  8,059
   Ratio of gross expenses to average net assets       0.70%      0.73%      0.74%      0.80%         0.75%
   Ratio of net expenses to average net assets         0.70%      0.69%      0.70%      0.70%         0.60%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                   (0.02)%    (0.09)%    (0.14)%    (0.24)%       (0.22)%
   Ratio of net investment income (loss) to
     average net assets                               (0.02)%    (0.05)%    (0.11)%    (0.14)%       (0.07)%
Portfolio turnover rate                               10.36%     10.73%      2.01%      3.61%         7.27%

--------------------------------------------------------------------------------
1/Per share amounts are based upon average shares outstanding.
2/Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
3/Less than $0.005 per share.


                                  accessor 88

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
 --------------------------|


The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 424 NYSE and 76 NASDAQ traded companies.


Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "baseweighted aggregative" expressed in relatives with the average value for the base period (19411943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (19411943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.


--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAWHILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/CITIGROUP GROWTH INDEX / S&P 500/CITIGROUP VALUE INDEX|
--------------------------------------------------------------|

Standard and Poor's, has renamed its style indices, the S&P 500/BARRA Growth Index to the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P
500/BARRA Value Index to the S&P 500/Citigroup Value Index (the "Value Index") as of December 16, 2005 and changed the calculation methodology used to separate the S&P 500 into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.




As of December 31, 2007, there were 300 companies in the Growth Index and 353 companies in the Value Index.










                                   accessor 89

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began co-branding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|


The MSCI EAFE + EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 46 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.


The MSCI EAFE Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.


MSCI Emerging Markets ("EM") Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

As of December 31, 2007, the MSCI + EM Index consisted of the following countries:


21 Developed Market Countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom

25 Emerging Markets Countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey.




Unlike other broadbased indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2007, the value of the MSCI EAFE + EM Index was 347.46.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.

================================================================================
                                  accessor 90

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
LEHMAN BROTHERS*                        |
GOVERNMENT/CREDIT  INDEX                |
GOVERNMENT/CREDIT 1-5 YEAR INDEX        |
MORTGAGE-BACKED   SECURITIES  INDEX     |
--------------------------------------- |

The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasifederal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).


--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, AND THE MORTGAGE SECURITIES FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.
--------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX* |
----------------------------------------------|

The US High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. "Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). 144a issues are not included in the Index until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index between cash pay and deferred interest bonds, as well as by rating and sector. The inception date of the index is August 31, 1986.


--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
*THE HIGH YIELD BOND FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MERRILL LYNCH
--------------------------------------------------------------------------------
















================================================================================

                                   accessor 91

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period


o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com


SECURITIES AND EXCHANGE COMMISSION
Washington, DC  205490102
Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
email:  publicinfo@sec.gov
web site:  www.sec.gov


You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

                                  accessor 92

                  ACCESSOR FUNDS, INC. -- A & C CLASS SHARES
                    and ACCESSOR STRATEGIC ALTERNATIVES FUND
--------------------------------------------------------------------------------

                                   PROSPECTUS

--------------------------------------------------------------------------------




[LOGO] ACCESSOR                                  April 29, 2008
                                           As Supplemented June 10, 2008


--------------------------------------------------------------------------------

     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

             NOT FDIC INSURED    NO BANK GUARANTEE    MAY LOSE VALUE


                                   accessor 1

================================================================================
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------
THE FUNDS

Growth  Fund  Details  and  Performance........................................4
Value  Fund  Details  and  Performance.........................................6
Small to Mid Cap  Fund  Details  and  Performance..............................8
International  Equity Fund  Details  and  Performance.........................10
Strategic  Alternatives  Fund  Details and  Performance.......................12
High Yield  Bond Fund  Details  and  Performance..............................16
Intermediate  Fixed-Income  Fund  Details and  Performance....................18
Short-Intermediate  Fixed-Income  Fund  Details and  Performance..............20
Mortgage  Securities  Fund  Details and  Performance..........................22
U.S.  Government  Money Fund  Details and  Performance........................24
Income  Allocation  Fund  Details and  Performance............................26
Income & Growth  Allocation  Fund  Details and  Performance...................28
Balanced  Allocation  Fund  Details and  Performance..........................31
Growth & Income  Allocation  Fund  Details and  Performance...................34
Growth  Allocation  Fund  Details and  Performance............................37
Aggressive  Growth  Allocation  Fund Details and  Performance.................40
Fund Expenses.................................................................43
Securities   and   Risks......................................................46
Management, Organization and Capital Structure................................58


SHAREHOLDER INFORMATION
A Class and C Class Shares - General.........................................66
Distribution & Service Arrangements..........................................69
Purchasing Fund Shares.......................................................70
Exchanging Fund Shares.......................................................74
Redeeming Fund Shares........................................................75
Dividends and Distributions..................................................77
Valuation of Securities......................................................77
Taxation.....................................................................78
Privacy Policy/Householding..................................................79
Financial Highlights.........................................................80



APPENDIX A
Description of Fund Indices..................................................95


------------------------------------------------------------------------------


                                   accessor 2

================================================================================
                               THE ACCESSOR FUNDS
--------------------------------------------------------------------------------
o A family of 18 mutual funds. This Prospectus describes 13 of the Funds that have A Class shares and 15 of the Funds that have C Class shares and the Accessor Strategic Alternatives Fund. These Funds are are divided into ten "Underlying Funds" and six "Allocation Funds," each a "Fund" and collectively the "Funds" as listed below. Each Fund (except the Strategic Alternaives Fund) has other classes of shares that are described in separate prospectuses.

UNDERLYING EQUITY FUNDS:                UNDERLYING Fixed-Income FUNDS:
    Growth Fund                             High Yield Bond Fund
    Value Fund                              Intermediate Fixed-Income Fund*
    Small to Mid Cap Fund                   Short-Intermediate Fixed-Income
    International Equity Fund               Fund
                                            Mortgage Securities Fund*
UNDERLYING ALTERNATIVE FUND:                U.S. Government Money Fund
    Strategic Alternatives Fund                 (The "Money Market Fund")



ALLOCATION FUNDS:                       ALLOCATION FUNDS:
    Income Allocation Fund                  Growth & Income Allocation Fund
    Income & Growth Allocation Fund         Growth Allocation Fund
    Balanced Allocation Fund                Aggressive Growth Allocation Fund

--------------------------------------------------------------------------------
* C Class only
--------------------------------------------------------------------------------

For information about the other classes and Funds of Accessor Funds, please request the current Accessor Funds Prospectuses.

o    A variety of equity, fixed-income, alternative and balanced mutual funds.

o When used together, designed to help investors realize the benefits of asset allocation and diversification.

o     Managed by Accessor Capital Management LP ("Accessor Capital").

o The Underlying Funds are sub-advised by money managers ("Money Managers") who are selected and supervised by Accessor Capital (other than the U.S. Government Money Fund and the Strategic Alternatives Fund, which are advised directly by Accessor Capital).

Each of the Accessor Allocation Funds is a "fund of funds" and shares the same investment approach. Each Allocation Fund seeks to maintain a mix of asset classes within an established range, and each may invest in a combination of the Advisor Class Shares of the Underlying Funds and the Accessor Strategic Alternatives Fund, which represent specific market segments. The Allocation Funds are designed to help investors realize the benefits of asset allocation and diversification. Each Allocation Fund pursues a different investment goal by investing in different combinations of the Underlying Funds, which are described in this Prospectus. You may choose to invest in any of the Allocation Funds based on your investment goals, investment time horizons, personal risk tolerances, and financial circumstances. Each Allocation Fund's performance will reflect the performance of different asset classes or different segments within an asset class. By investing in a combination of mutual funds, the Allocation Funds seek to offer additional diversification through a single investment.

Each Allocation Fund seeks to maintain broad exposure to several markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments that are rising. The level of diversification the Allocation Funds obtain from being invested in a number of Underlying Funds may reduce the risk associated with an investment in a single Underlying Fund. This risk may be further reduced because each Underlying Fund's investments are also spread over a range of issuers, industries and, in the case of the International Equity Fund, countries. For more details regarding the principal risks of the Allocation Funds based on the principal risks of the Underlying Funds, please see "Summary of Principal Risks" on page 50.

================================================================================

  DIVERSIFICATION is the spreading of risk among a group of investment assets. Within a portfolio of investments, it means reducing the risk of any individual security by holding securities of a variety of companies. In a broader context, diversification means investing among a variety of security types to reduce the importance of any one type or class of security.

ASSET ALLOCATION is a logical extension of the principle of diversification. It is a method of mixing different types of investments (for example, stocks and bonds) in an effort to enhance returns and reduce risks.

                                      * * *

   DIVERSIFICATION AND ASSET ALLOCATION DO NOT, HOWEVER, GUARANTEE INVESTMENT
                                    RESULTS.
--------------------------------------------------------------------------------
                                   accessor 3

================================================================================
[Graphic]                        UNDERLYING FUND
                               GROWTH FUND DETAILS
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE  The Growth Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing principally in U.S. common and preferred stocks, securities convertible into common stocks, and rights and warrants. The Fund invests primarily in stocks of companies that Smith Asset Management Group, LP ("Smith Group"), the Fund's Money Manager, selects for their potential contribution to the long-term growth of capital, utilizing Smith Group's bottom-up stock selection process, while maintaining an overall risk level similar to that of the Fund's benchmark, the S&P 500/Citigroup Growth Index. See Appendix A for additional information about the index.

The primary emphasis of Smith Group's      |-----------------------------------
stock selection process is on bottom-up    |MARKET  CAPITALIZATION:  The Growth
stock selection. Excess returns are        |Fund generally invests in companies
derived from two sources. First, all       |with market  capitalizations within
stocks must pass through a valuation       |the    range    of    the    market
screen designed to eliminate all           |capitalizations  of  the  companies
companies trading above their historical   |included  in the S&P 500 Index.  As
relative price/earnings ratio. Secondly,   |of  March  31,  2008,   the  market
stocks passing this screen are evaluated   |capitalization of the S&P 500 Index
on the basis of their ability to produce   |ranged  from $1  billion  for the
improved earnings quality and report       |smallest  company to $453 billion
earnings above expectations.               |for the largest company.
                                           ------------------------------------
Smith Group's large cap core/growth investment process is best described as a core approach. Smith Group buys companies that are undervalued according to a number of commonly accepted value measures, but have improving business fundamentals. Smith Group believes that the best evidence that fundamentals are improving is that a company reports earnings that are better than expected, and that it follows through with a pattern of these positive earnings surprises. During the period in which a company is reporting a series of positive earnings surprises it is generally experiencing rapidly accelerating earnings growth that is above the company's historic growth rate. Smith Group has developed a process of combining traditional fundamental research, behavioral finance, and the latest technological tools in order to find companies with hidden fundamental business improvement. Smith Group uses this process as a way of finding the undervalued companies that have a catalyst for unlocking their value, providing a balance within the portfolio to exposures to valuation and growth.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Growth Stocks. Growth stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 4

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on September 21, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.




================================================================================
                   GROWTH FUND ANNUAL RETURNS - C CLASS
================================================================================

                                                                C CLASS SHARES
                                                                --------------
[GRAPHIC]                                                       YEAR-TO-DATE
                                                                   -12.03%
                                                                AS OF 3/31/08
AS OF 12/31 EACH YEAR                                           --------------
                                                                 BEST QUARTER
 20.72   10.40   5.43   5.48    4.81                                 9.48%
-----------------------------------                              4TH QTR 2003
  03      04     05     06      07                               ---------------
                                                                 WORST QUARTER
                                                                    -4.85%
                                                                 2ND QTR 2006



--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION


A Class returns before taxes (with maximum sales charge)                9/29/03        -0.56%           N/A             7.22%
C Class returns before taxes (with CDSC)                               12/30/02         3.81%           9.21%           9.14%
C Class returns after taxes on distributions (with CDSC)               12/30/02         3.81%           9.20%           9.14%
C Class returns after taxes on distributions & sale of Fund shares
   (with CDSC)                                                         12/30/02         2.47%           8.01%           7.95%
S&P 500/Citigroup Growth Index /1                                                       9.13%          10.74%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










--------------------------------------------------------------------------------
(1) THE S&P 500 INDEX ("S&P 500") IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. THE S&P 500/CITIGROUP GROWTH INDEX (FORMERLY THE S&P 500/BARRA GROWTH INDEX) IS AN UNMANAGED INDEX OF GROWTH STOCKS IN THE S&P 500. LARGE CAPITALIZATION GROWTH STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY HAVE HIGH EXPECTED EARNINGS GROWTH AND HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THESE INDICES.
================================================================================
                                   accessor 5

================================================================================
[Graphic]                        UNDERLYING FUND
                               VALUE FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Value Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund   |-----------------------------------
seeks  to  achieve  its   objective   by   |MARKET  CAPITALIZATION:  The Growth
investing   principally  in  common  and   |Fund generally invests in companies
preferred      stocks,       convertible   |with market  capitalizations within
securities,  and rights and  warrants of   |the    range    of    the    market
companies     whose    stocks     appear   |capitalizations  of  the  companies
attractively  valued  relative  to  their  |included  in the S&P 500 Index.  As
peers,  in addition to having  favorable   |of  March  31,  2008,   the  market
earnings,      quality     and     price   |capitalization of the S&P 500 Index
characteristics.   The  Fund   seeks  to   |ranged  from $1  billion  for the
invest  primarily in stocks of companies   |smallest  company to $453 billion
that    Acadian     Asset     Management   |for the largest company.
LLC ("Acadian"),  the Fund's Money  Manager,------------------------------------
believes are undervalued. Acadian attempts to exceed the performance of the Fund's benchmark, the S&P 500/Citigroup Value Index. See Appendix A for additional information about the Index. The Fund may also engage in various portfolio strategies (for example, futures) to reduce certain risks of its investments and to enhance income, but not for speculation.

Acadian uses stock factors in an effort to predict how well each stock in its 5,500-stock U.S. universe will perform relative to its peer group. Acadian also applies separate models to forecast industry group level returns, in an effort to predict how well the stock's industry group will perform relative to other industry groups in the U.S., and then add that forecast to each stock's forecast. At the individual stock level, Acadian uses a wide range of quantitative factors, including valuation, earnings, quality metrics, price movements and size. At the industry level, Acadian utilizes valuation, risk, growth and economic movements. Acadian combines and weights the values of all the factors, utilizing a proprietary methodology to determine a return forecast for each stock. The end result is a ranking of the entire 5,500-stock universe from most attractive to least attractive. The firm then uses a sophisticated portfolio optimization system to trade off the expected return of the stocks with such considerations as the Fund's benchmark index, targeted level of risk, transaction cost estimates and other requirements. Industry weights fall out of the bottom-up stock selection process, with overall portfolio risk control ensuring an appropriate level of diversification. A stock is sold if its expected return deteriorates to the point where it can be replaced by a more attractive holding. The replacement stock's expected return must be enough to more than cover the transaction costs of selling the current holding and buying the new opportunity.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common Stocks tend to be more volatile than other investment choices.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Value Stocks. Although the Fund invests in securities that the Money Manager believes to be undervalued, such securities may, in fact, be appropriately priced. There is no guarantee that the price of a security believed to be undervalued will not decline. In addition, the markets may favor growth stocks over stocks that are undervalued.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                   accessor 6

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on March 1, 2007. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


================================================================================
                    VALUE FUND ANNUAL RETURNS - C CLASS
================================================================================

                                                                C CLASS SHARES
                                                                --------------
[GRAPH]                                                         YEAR-TO-DATE
AS OF 12/31 EACH YEAR                                              -11.99%
                                                                As of 3/31/08
                                                               ----------------
29.20   13.56  5.02 15.31  2.23                                  BEST QUARTER
-------------------------------                                     17.18%
 03      04    05   06     07                                   2ND QTR 2003
                                                               ----------------
                                                                WORST QUARTER
                                                                   -5.28%
                                                                1ST QTR 2003


-------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION
----------------------------------------------------------------------------------------------------------------------------------
A Class returns before taxes (with maximum sales charge)                9/29/03        -2.87%           N/A             10.54%
C Class returns before taxes (with CDSC)                               12/30/02         1.23%           12.68%          12.74%
C Class returns after taxes on distributions (with CDSC)               12/30/02         0.80%           12.49%          12.55%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                          12/30/02         1.36%           11.05%          11.11%
S&P 500/Citigroup Value Index /1/                                                       1.99%           14.97%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.












--------------------------------------------------------------------------------
(1) THE S&P 500/CITIGROUP VALUE INDEX (FORMERLY THE S&P 500/BARRA VALUE INDEX) IS AN UNMANAGED INDEX OF VALUE STOCKS IN THE S&P 500. LARGE CAPITALIZATION VALUE STOCKS ARE THE STOCKS WITHIN THE S&P 500 THAT GENERALLY ARE PRICED BELOW THE MARKET AVERAGE BASED ON EARNINGS AND LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 7

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          SMALL TO MID CAP FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Small to Mid Cap Fund seeks capital growth.


PRINCIPAL  INVESTMENT  STRATEGIES  The Fund seeks to achieve  its  objective  by investing at least 80% of its assets in stocks of small and medium capitalization issuers. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. Generally, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment. In addition, the Fund will seek to maintain an average market capitalization similar to and will attempt to have a roughly similar distribution of stocks by market capitalization as the Fund's benchmark, the Dow Jones Wilshire 4500 Completion Index. See Appendix A for additional information about the index. The Fund invests principally in common and preferred stocks, securities convertible into common stocks, and rights and warrants of |------------------------------------
such issuers.                             |SPECIAL   NOTE:   As  of   March  31,
Investment selections may be based on     |2008,  the market  capitalization of
fundamental economic, market and other |the Dow Jones Wilshire 4500 factors which may lead to variation by |Completion Index ranged from under
economic  sectors,  industry or other     |$1 million  for the smallest company
criteria appropriate to meet the Fund's   |to $137.7  billion   for  the largest
objective.  The Fund may engage in        |company.  The weighted average market
various portfolio strategies (for         |value of the Index was $13.9 billion,
example, options or futures, but not for  |which may vary from month to month.
speculation) to reduce certain risks of   -------------------------------------
its investments and may thereby enhance income.

Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), the Fund's Money Manager, employs its multifactor Dynamic Alpha stock evaluation model to identify a portfolio of mid and small cap stocks which the manager believes offers the best long-term return potential subject to the Fund's investment guidelines. The Money Manager will seek to meet the Fund's investment objective by investing primarily in stocks of companies with risk characteristics which are in favor in the current market environment while underweighting stocks whose characteristics are presently out of favor.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.



o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.




-------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
-------------------------------------------------------------------------------
                                   accessor 8

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on June 2, 2008. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
              SMALL TO MID CAP FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------

                                                                C CLASS SHARES
                                                                --------------
[GRAPH]                                                         YEAR-TO-DATE
                                                                   -9.17%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/08
                                                                --------------
42.54   17.66   11.87   12.58  -3.83                            BEST QUARTER
-------------------------------------                              20.94%
 03      04     05      06     07                               2ND QTR 2003
                                                                --------------
                                                                WORST QUARTER
                                                                   -6.73%
                                                                4TH QTR 2007
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION
===================================================================================================================================
A Class returns before taxes (with maximum sales charge)                 9/29/03        -8.80%          N/A             11.28%
C Class returns before taxes (with CDSC)                                12/30/02        -4.79%          15.23%          15.31%
C Class returns after taxes on distributions (with CDSC)                12/30/02        -4.82%          15.22%          15.31%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02        -3.08%          13.42%          13.49%
Dow Jones Wilshire 4500 Completion Index (FLOAT ADJUSTED) /1                             5.39%          17.83%          N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.








--------------------------------------------------------------------------------
(1) THE DOW JONES WILSHIRE 4500 COMPLETION INDEX (FLOAT-ADJUSTED) IS AN UNMANAGED INDEX OF STOCKS OF MEDIUM AND SMALL CAPITALIZATION COMPANIES NOT IN THE S&P 500 INDEX. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE
     INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.


================================================================================
                                   accessor 9

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                        INTERNATIONAL EQUITY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The International Equity Fund seeks capital growth.

PRINCIPAL INVESTMENT STRATEGIES Under normal conditions, the Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities, warrants and American Depositary Receipts ("ADRs"). Normally, the Fund will primarily invest in the stocks of companies domiciled in Europe (including, but not limited to, France, Germany, Italy, the Netherlands, Spain, Scandinavia, Switzerland and the United Kingdom) and the Far East (including Hong Kong, Japan, Singapore, and Malaysia), Australia, Canada, emerging markets and other countries or areas that the Fund's Money Manager may select from time to time. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally intends to diversity its investments among at least 10 different countries throughout the world. The Fund may invest a substantial part of its assets in just one country. The Fund is intended to provide investors with exposure to a broad spectrum of international equity securities. Therefore, the Fund may invest in companies that are in developed countries, as well as companies in countries or economies generally considered to be emerging or developing markets by the World Bank, the International Finance Corporation, the United Nations or its authorities. The Fund may invest in companies that exhibit growth characteristics as well as those that might be considered good values, and these companies may vary in size from small to very large. The Fund may also engage in various portfolio strategies (for example, options or futures) to reduce certain risks of its investments and may thereby enhance income, but not for speculation.

Pictet Asset Management Limited ("Pictet") (formerly Pictet International Management Limited) serves as the Fund's Money Manager. As the Fund's Money Manager, Pictet will seek to meet the Fund's investment objective by investing primarily in stocks based on valuation and timing, not as proxies for country or sector exposure. Pictet does not invest in a purely growth style or a purely value style but rather draws upon internal resources to assess industry dynamics, business franchise/management strategy, financial strength, and valuation. The Fund will maintain an average market capitalization similar to the average market capitalization of the MSCI EAFE + EM NDTR_D Index. See Appendix A for additional information about the index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.


o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.


o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 10

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on October 1, 2005. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.



--------------------------------------------------------------------------------
            INTERNATIONAL EQUITY FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

                                                                 C CLASS SHARES
                                                                 --------------
[GRAPH]                                                           YEAR-TO-DATE
                                                                     -12.01%
AS OF 12/31 EACH YEAR                                             AS OF 3/31/08
                                                                  -------------
33.09   16.68   13.16  31.82    11.85                             BEST QUARTER
-------------------------------------                                 20.77%
 03      04     05     06       07                                2ND QTR 2003
                                                                  -------------
                                                                  WORST QUARTER
                                                                     -10.58%
                                                                  1ST QTR 2003
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION
===================================================================================================================================

A Class returns before taxes (with maximum sales charge)                 9/29/03        6.07%           N/A             20.10%
C Class returns before taxes (with CDSC)                                12/30/02       10.85%           20.97%          21.21%
C Class returns after taxes on distributions (with CDSC)                12/30/02        8.67%           20.50%          20.74%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02        7.72%           18.43%          18.65%
MSCI EAFE + EM NTDR_D /1                                                               15.76%           23.66%          N/A

(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.


















--------------------------------------------------------------------------------
(1) THE MSCI EAFE + EM NDTR_D INDEX IS AN UNMANAGED INDEX OF 46 DEVELOPED (EXCLUDING THE UNITED STATES AND CANADA), INCLUDING JAPAN, THE UNITED KINGDOM, GERMANY AND FRANCE AND EMERGING MARKET COUNTRIES. "NDTR" INDICATES THAT THE DATA SERIES APPROXIMATES THE MINIMUM POSSIBLE DIVIDEND REINVESTMENT. THE DIVIDEND IS REINVESTED AFTER DEDUCTION OF WITHHOLDING TAX, APPLYING THE RATE APPLICABLE TO NON-RESIDENT INDIVIDUALS WHO DO NOT BENEFIT FROM DOUBLE TAXATION TREATIES. MSCI USES WITHHOLDING TAX RATES APPLICABLE TO LUXEMBOURG HOLDING COMPANIES. "D" INDICATES THAT THE U.S. DOLLAR IS USED AS THE BASE CURRENCY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 11

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       STRATEGIC ALTERNATIVES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Accessor Strategic Alternatives Fund (the "Fund") seeks to provide long-term capital appreciation and income. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in asset classes that exhibit low historical correlations with global stock and bond markets. For purposes of this policy, obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or government sponsored enterprises that are held for the purpose of "covering" the Fund's obligations under other investments will be counted toward the 80%, if the investments for which they are held as coverage exhibit low historical correlations with global stock and bond markets. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change.To achieve its objective, the Fund will invest primarily in alternative asset classes (such as real estate, a variety of commodity-related securities and currencies) that historically have had a low correlation to traditional asset classes (such as stocks, bonds and money market securities).

The Fund will seek exposure to alternative asset classes by investing in structured notes, exchanged traded notes (ETNs), exchange traded funds (ETFs), mutual funds, and closed-end funds (ETFs, mutual funds and closed-end funds are referred to as "underlying funds"). The Fund may also seek to obtain, or reduce, exposure to one or more alternative asset classes through investments in derivatives, such as futures, options, and swaps.

The Fund's manager, Accessor Capital Management LP ("Accessor Capital" or "Manager"), utilizes a core/satellite approach to managing the Fund. The core portfolio is designed to have less portfolio turnover than the satellite portfolio, while the satellite portfolio will be more actively managed and may add additional assets that are not part of the core portfolio, as discussed below.

The core portfolio will consist generally of investments that provide exposure to the commodity markets through such instruments as structured notes, ETFs, ETNs and commodities futures contracts relating to such instruments, and exposure to the currency markets through such instruments as structured notes, ETFs, ETNs and currency options and forwards relating to such instruments and investments in underlying funds that (i) invest in domestic and international real estates including real estate investment trusts ("REITs"), (ii) seek to track a broad U.S. real estate benchmark, and (iii) seek to track a broad international real estate benchmark. The core portfolio may represent 50% to 100% of the overall portfolio, but the Manager anticipates that the core portfolio will typically comprise approximately 75% of the Fund.

The remainder (or satellite portfolio) of the Fund will be allocated among other alternative asset classes not included in the core portfolio. These asset classes may include emerging markets debt, international sovereign bonds and bank loans. However, the Manager may invest in any other non-traditional asset class that the Manager believes may provide returns that have weak correlation to traditional asset classes.

The Fund will invest directly in fixed income securities rated investment grade. However, underlying funds in which the Fund invests may themselves invest in underlying investments rated below investment grade.

At the Manager's discretion, the Fund may invest a substantial portion of its assets in cash, cash equivalents, high quality short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, political or economic conditions.

The Manager uses a combination of techniques and strategies to achieve the Fund's investment objective but primarily relies on a top-down systematic approach. This top-down approach generally utilizes the following four broad factors: Valuation, Growth, Macroeconomic Conditions, and Sentiment.

Valuation: This broad factor includes several sub-components that focus on relative market valuations using common metrics such as forward P/E (price to earnings ratio), earnings spreads, and yields. The Manager believes that capital markets have efficient characteristics, meaning that market participants receive and act on all information as soon as it is available. However, the value of certain asset classes may become disproportionately attractive to the general market and this might present an opportunity to take advantage of these perceived mispricings of assets in order to achieve the Fund's investment objective. In the Manager's opinion, valuation may help indicate how various asset classes perform over time relative to the broad securities market.

Growth: The second broad factor reviews the growth of corporate earnings and cash flows using metrics such as analyst estimate revisions, positive and negative earning surprises, and year-over-year revenue and earnings growths. The growth or decline of corporate earnings and cash flow can have widespread ramifications on global capital markets. The Manager believes that these fundamental changes in corporate financials may create unique opportunities to take advantage of long-term trends in order to achieve the Fund's investment objective.

Macroeconomic Conditions: The third broad factor is used for determining the long-term trends of the various asset classes in which the Fund invests. Macroeconomic data plays a significant role in the management of the Fund and includes items such as forecasted Gross Domestic Product (GDP) growth, leading indicators, inflation, trade balance/currency strength, monetary policy expectation and housing market. Overall, the Fund attempts to realize the investment objective by optimally positioning the portfolio in order to take advantage of long-term macroeconomic trends.

Sentiment: This last factor is used to track market momentum. This factor considers several items such as moving averages, investor sentiment polls, fund flows, Fed funds futures contracts and credit default swap spreads.


                                   accessor 12

================================================================================
In addition to the above-mentioned factors, the Fund's allocations are reviewed by the Manager's Investment Policy Committee, which provides overall guidance on the Fund's strategy. However, the Fund is subject to daily movements and the portfolio managers may deviate from the general strategy in order to meet the Fund's investment objective and maintain liquidity.

The Manager may seek to protect a position or positions within the Fund's portfolio through hedging techniques such as covered calls or through the use of swaps. These techniques are used primarily for managing the risk of specific positions and not for the purpose of speculation.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund and the risks of investments in the underlying funds in which the Fund invests are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Allocation Risk. The Fund could miss attractive investment opportunities caused by underweighting or overweighting markets due to allocation decisions between equity securities, fixed income securities, and certain derivatives of these securities.

o Asset Class Risk. Issuers within an asset class, industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o Counterparty Credit Risk. Commodity- and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

o Derivatives Risk. Derivatives, such as futures, options and swaps, are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Government Sponsored Enterprises (GSEs) Risk. Certain GSEs (such as Freddie Mac, Fannie Mae and Federal Home Loan Bank (FHLB)) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSEs are subject to credit risk.

o Inflation Risk. Over time, the real value of your investment in the Fund may be eroded by inflation.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

                                  accessor 13

================================================================================
o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. The securities purchased by the Fund may trade infrequently and be quite volatile. This means that they may be harder to purchase or sell at a fair price. In addition, the Fund may engage in over-the-counter (OTC) transactions involving securities or derivatives that may have limited product lines, markets or financial resources. Many OTC stocks and derivatives trade less frequently and in smaller volume than exchange listed stocks. The inability to purchase or sell these securities at a fair price could have a negative impact on the Fund's performance. The Fund may invest up to 15% of its net assets in illiquid securities.

o Management Risk. The strategy that the Manager uses may fail to produce the intended result or the Manager's judgment about the attractiveness of a particular market or security may prove to be incorrect.

o Market Risk. Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

o Mortgage-backed Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's investment in mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as it may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

o Non-Diversified Risk. Because the Fund is classified as a non-diversified fund, it is able to invest its assets in a more limited number of issuers than a diversified fund. As a result, the decline in the market value of a particular fund or other security held by the Fund may directly affect the Fund's NAV more than if the Fund were operated as a diversified fund.

o Real Estate Risk. Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants.

o Structured Note Risk. The Fund intends to invest in commodity-linked structured notes (which would be linked to a basket of commodities such as precious metals, energy or agricultural products, among others) and financial-linked structured notes (which would be linked to a basket of currencies or interest rate futures) to a significant extent. A highly liquid secondary market may not exist for the commodity- and financial-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for the Fund to sell the commodity- and financial-linked structured notes it holds at an acceptable price or accurately value them.

o U.S. Government Securities Risk. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Land Banks, Fannie Mae, Freddie Mac and other similar agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

The principal risks of the Fund's investments in underlying funds (non-Accessor Funds) are:

o Bank Loan Risk. Bank loans, corporate loans, loan participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed and may pay only after a delay, which may be substantial. Consequently, when investing in indebtedness of companies with poor credit, an underlying fund bears a substantial risk of losing the entire amount invested. If an underlying fund purchases a loan, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower. Corporate loans in which the underlying fund may invest may be unrated and generally will not be registered with the Securities and Exchange Commission (SEC) or listed on a securities exchange. In addition, the amount of public information available with respect to corporate loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. As a result, corporate loans generally are more difficult to value than more widely rated, registered and exchange-listed securities.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Emerging market countries are countries that accessor 14

================================================================================
the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. Dollar.

o Commodity Risk. An underlying fund's investments in commodity-linked derivative instruments may subject the underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. An underlying fund's ability to invest in commodity-related investments may be limited by tax considerations.

o Convertible Securities Risk. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise.

o Currency Risk. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to an underlying fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

o Derivatives Risk. Derivatives are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the underlying fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the underlying to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

o Foreign Currencies Risk. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the underlying funds' assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

o Interest Rate Risk. When interest rates rise, the prices of fixed income securities in the underlying funds' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the underlying funds' portfolio will generally rise.

o International Fixed Income Securities Risk. The prices of the fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the underlying funds.

The foreign sovereign debt securities and "Brady Bonds" that the underlying funds purchase involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

o Prepayment and Extension Risk. The issuer of a debt security has the ability to repay principal prior to a security's maturity, which can adversely affect the underlying funds' yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthen the maturities of the affected securities, making them more sensitive to interest rate changes and the underlying funds' NAV more volatile.

o REITs Risk. REITs are issuers that invest in interests in real estate, including mortgages. REITs may not be diversified and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act"). REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

PERFORMANCE   Because the Strategic Alternatives Fund commenced investment operations on January 29, 2008, it does not have one year of performance and no Fund performance information is presented.



-------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (THE "FDIC") OR ANY OTHER GOVERNMENT AGENCY.

                                  accessor 15

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                          HIGH YIELD BOND FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The High Yield Bond Fund seeks high current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests in debt securities, which include corporate bonds. Under normal conditions, the Fund will invest at least 80% of its assets in lower-rated, high yield corporate bonds commonly referred to as "junk bonds." This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. High yield debt securities are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality
by the Money Manager. The Fund will        |-----------------------------------
normally invest in securities that,        |DURATION:  One of  the  fundamental
at the time of initial  investment,        |tools  used by  money  managers  in
are rated lower than BBB and higher        |security selection, is a measure of
than CC+ by S&P or rated lower than        |the  price  sensitivity  of a  debt
Baa3 and higher than Ca by Moody's.        |security  or a  portfolio  of  debt
The  Fund  will  normally  seek  an        |securities  to relative  changes in
aggregate  dollar-weighted  average        |interest  rates.  For  instance,  a
portfolio  duration  that  does not        |duration  of  "three"  means that a
vary  outside  of a band of plus or        |portfolio's  or  security's  price
minus 20% from  that of the  Fund's        |would be  expected  to  decrease by
benchmark,  the Merrill  Lynch U.S.        |approximately 3% with a 1% increase
High  Yield  Master II  Index.  See        |in  interest   rates   (assuming  a
Appendix    A    for     additional        |parallel shift in the yield curve).
information  about the  index.  The        |As of March 31,  2008,  the Merrill
Money   Manager   will  attempt  to        |Lynch U.S. High Yield Master II
exceed the total return performance        |Index   duration  was  4.55  years,
of  the  Merrill  Lynch  U.S.  High        |although the  duration  will likely
Yield Master II Index. The Fund may        |vary in the future.
also invest in dollar  denominated,        |----------------------------------
non-investment grade bonds of foreign issuers that, at the time of initial investment, are rated as lower than BBB and higher than CC+ by S&P or rated lower than Baa3 and higher than Ca by Moody's. The Money Manager may invest in unrated securities of domestic or foreign issuers that the Money Manager determines to be of comparable quality. The Fund may also invest in preferred stocks, convertible securities, and non-income producing high yield bonds, such as zero coupon bonds, which pay interest only at maturity, or payment-in-kind bonds, which pay interest in the form of additional securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and attempt to enhance income, but not for speculation.


First Western Investment Management, Inc. ("First Western"), the Fund's Money Manager, selects debt securities on a company-by-company basis, emphasizing fundamental research and a long-term investment horizon. Investment selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. Their analysis focuses on the nature of a company's business, its strategy, and the quality of its management. Based on this analysis, First Western looks primarily for companies whose prospects are stable or improving, and whose bonds offer an attractive yield. Companies with improving prospects are normally more attractive, in the opinion of First Western, because they offer better assurance of debt repayment.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.


o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 16

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Effective June 1, 2008, the Fund's current Money Manager acquired the former Money Manager, Financial Management Advisors, LLC, portfolio managers of which continue to manage the Fund (since inception). The chart and tables reflect results achieved by Financial Management Advisors, LLC for period prior to June 1, 2008.


--------------------------------------------------------------------------------
              HIGH YIELD BOND FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

                                                                C CLASS SHARES
                                                                --------------
[GRAPH]                                                          YEAR-TO-DATE
                                                                    -2.32%
AS OF 12/31 EACH YEAR                                            AS OF 3/31/08
                                                                ---------------
                                                                BEST QUARTER
 22.95    8.39   1.29    9.65   1.17                                8.27%
-----------------------------------                             2ND QTR 2003
  03       04    05      06     07                              --------------
                                                                WORST QUARTER
                                                                    -1.07%
                                                                 1ST QTR 2005
--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION

A Class returns before taxes (with maximum sales charge)                 9/29/03        -2.89%          N/A             5.72%
C Class returns before taxes (with CDSC)                                12/30/02         0.22%          8.41%           8.40%
C Class returns after taxes on distributions (with CDSC)                12/30/02        -2.02%          5.81%           5.81%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02         0.15%          5.69%           5.69%
Merrill Lynch U.S. High Yield Master II Index /1                                         2.19%         10.76%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










--------------------------------------------------------------------------------
(1) THE MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX TRACKS THE PERFORMANCE OF BELOW-INVESTMENT GRADE U.S. DOLLAR-DENOMINATED CORPORATE BONDS ISSUED IN THE U.S. DOMESTIC MARKET. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 17

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                     INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Intermediate Fixed-Income Fund seeks generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in U.S. corporate bonds, U.S. Government or agency securities and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager, Pacific Investment Management Company ("PIMCO"). The Fund will normally seek to have a dollar-weighted average portfolio duration of between three and eight years and normally invests in securities so that the Fund's
duration does not vary more or less        |------------------------------------
than  20% from  that of the  Fund's        |DURATION:  one of  the  fundamental
benchmark,   the  Lehman   Brothers        |tools  used by  money  managers  in
Government/Credit  Index (the "LBGC        |security selection, is a measure of
Index").   See   Appendix   A   for        |the  price  sensitivity  of a  debt
additional  information  about  the        |security  or a  portfolio  of  debt
index. The Fund invests principally        |securities  to relative  changes in
in  debt  securities   rated  A  or        |interest  rates.  For  instance, a
higher  by  S&P or  Moody's  at the        |duration  of  "three"  means that a
time  of  purchase.  The  Fund  may        |portfolio's  or  security's   price
invest up to 20% of its net  assets        |would be  expected  to  decrease by
in  securities  rated BBB by S&P or        |approximately 3% with a 1% increase
Baa by Moody's  and up to 5% of its        |in  interest   rates   (assuming  a
net assets in  securities  rated BB        |parallel shift in the yield curve).
by S&P  or Ba by  Moody's  or  debt        |As of  March  31,  2008,  the  LBGC
securities unrated but judged to be        |Index   duration  was  5.37  years,
of comparable  quality by the Money        |although the  duration  will likely
Manager.   The  Fund  may  purchase        |vary in the future.
lower  rated debt  securities  when        -----------------------------------
the   Money   Manager   views   the
issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. The Money Manager will attempt to exceed the total return performance of the LBGC Index.

The portfolio construction of individual portfolios is led by PIMCO's portfolio management group. The structure of this group resembles a hub and spoke system, with seven senior generalist portfolio managers comprising the hub and a group of sector specialists the spokes. PIMCO assigns a generalist portfolio manager to each account. It is the generalist's responsibility to see that all portfolios are structured to reflect the model portfolio defined by the PIMCO Investment Committee. Generalists are given some latitude in terms of timing and issue selection, but are required to keep portfolio characteristics within a moderate range around model targets. Generalists receive input and strategic ideas from sector specialist teams that cover every segment of the fixed income universe.

PIMCO's investment process includes both top-down and bottom-up decision-making. Bottom-up security selection is an important aspect of portfolio construction. Sector specialists are charged with determining relative value within their sectors and play a key role in security selection. An important resource for the sector specialists is PIMCO's staff of highly seasoned analysts who conduct independent security analysis. PIMCO also utilizes an extensive library of proprietary analytical software to help quantify risks and relative value in different securities.

The top-down analysis is formalized during the "Secular Forum," during which PIMCO establishes their outlook for global bond markets over the next three to five years. Selected members of the investment staff are assigned secular topics to monitor, including monetary and fiscal policy, inflation, demographics, technology, productivity trends, global trade, etc. This outlook is then supplemented by a quarterly economic forum which is used to evaluate growth and inflation over the business cycle horizon of the next 6-9 months.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

                                  accessor 18

================================================================================


PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on May 19, 2008. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
         INTERMEDIATE FIXED-INCOME FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

                                                                C CLASS SHARES
                                                                --------------
[GRAPH]                                                         YEAR-TO-DATE
                                                                    -2.64%
AS OF 12/31 EACH YEAR                                           AS OF 3/31/08
                                                                --------------
 3.85     2.95   2.59  2.76   2.51                              BEST QUARTER
----------------------------------                                  3.93%
  03       04    05    06     07                                3RD QTR 2006
                                                                -------------
                                                                WORST QUARTER
                                                                    -3.32%
                                                                2ND QTR 2004


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION

C Class returns before taxes (with CDSC)                                12/30/02        1.54%           2.93%           2.90%
C Class returns after taxes on distributions (with CDSC)                12/30/02       -0.53%           1.09%           1.06%
C Class returns after taxes on distributions & sale of Fund shares
   (with CDSC)                                                          12/30/02        0.98%           1.50%           1.47%
Lehman Brothers Government/Credit Index /1                                              7.25%           4.44%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.





--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 19

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                  SHORT-INTERMEDIATE FIXED-INCOME FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Short-Intermediate Fixed-Income Fund seeks preservation of capital and generation of current income.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing at least 80% of its assets in Fixed-Income securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund primarily invests in U.S. corporate bonds, U.S. Government or agency securities, and mortgage-backed and asset-backed securities that are of investment grade quality or that are unrated but judged to be of comparable quality or higher by the Money Manager. The Fund will normally seek
to   have  a   dollar-weighted   average  -------------------------------------
portfolio duration of not less than two |DURATION: one of the fundamental years nor more than five years and |tools used by money managers in normally invests in securities so that |security selection, is a measure of
the Fund's  duration  does not vary more  |the  price  sensitivity  of a  debt
or less than 20% from that of the Fund's  |security  or a  portfolio  of  debt
benchmark,     the    Lehman    Brothers  |securities  to relative  changes in
Government/Credit  1-5 Year  Index  (the  |interest  rates.  For  instance,  a
"LBGC 1-5  Index").  See  Appendix A for  |duration  of  "three"  means that a
additional  information about the index.  |portfolio's  or  security's   price
The Fund may also invest up to 20% of |would be expected to decrease by the Fund's net assets in securities |approximately 3% with a 1% increase
rated BBB by S&P or Baa by  Moody's  and  |in  interest   rates   (assuming  a
up to 5% of the Fund's net assets in |parallel shift in the yield curve). securities rated BB by S&P or Ba by |As of March 31, 2008, the LBGC 1-5
Moody's,  or debt  securities  that  are  |Index   duration  was  2.5  years,
unrated but judged to be of comparable |although the duration will likely quality by the Money Manager. The Fund |vary in the future.
invests  principally in debt  securities   ------------------------------------
with durations between one and five years and rated A or higher by S&P or Moody's at the time of purchase. The Fund may purchase lower rated debt securities when the Money Manager views the issuer's credit as stable or improving, and the difference in the yield offered by investment grade and below investment grade securities is large enough to compensate for the increased risks associated with investing in lower rated securities. The Fund may utilize options on U.S. Government securities, interest rate futures contracts and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation. The Money Manager will attempt to exceed the total return performance of the LBGC 1-5 Index.

The portfolio construction of individual portfolios is led by PIMCO's portfolio management group. The structure of this group resembles a hub and spoke system, with seven senior generalist portfolio managers comprising the hub and a group of sector specialists the spokes. PIMCO assigns a generalist portfolio manager to each account. It is the generalist's responsibility to see that all portfolios are structured to reflect the model portfolio defined by the PIMCO Investment Committee. Generalists are given some latitude in terms of timing and issue selection, but are required to keep portfolio characteristics within a moderate range around model targets. Generalists receive input and strategic ideas from sector specialist teams that cover every segment of the fixed income universe.

PIMCO's investment process includes both top-down and bottom-up decision-making. Bottom-up security selection is an important aspect of portfolio construction. Sector specialists are charged with determining relative value within their sectors and play a key role in security selection. An important resource for the sector specialists is PIMCO's staff of highly seasoned analysts who conduct independent security analysis. PIMCO also utilizes an extensive library of proprietary analytical software to help quantify risks and relative value in different securities.

The top-down analysis is formalized during the "Secular Forum," during which PIMCO establishes their outlook for global bond markets over the next three to five years. Selected members of the investment staff are assigned secular topics to monitor, including monetary and fiscal policy, inflation, demographics, technology, productivity trends, global trade, etc. This outlook is then supplemented by a quarterly economic forum which is used to evaluate growth and inflation over the business cycle horizon of the next 6-9 months.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a fund may be eroded by inflation.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 20

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. The Fund's current Money Manager began managing the Fund on May 19, 2008. The chart and table reflect results achieved by the previous Money Managers for periods prior to that date.


--------------------------------------------------------------------------------
                         SHORT-INTERMEDIATE FIXED-INCOME
                           FUND ANNUAL RETURNS C CLASS
--------------------------------------------------------------------------------

                                                              C CLASS SHARES
                                                              --------------
[GRAPH]                                                       YEAR-TO-DATE
                                                                  -3.87%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/08
                                                              --------------
1.18     1.21    1.39   2.69  1.78                            BEST QUARTER
---------------------------- ------                                1.84%
 03       04      05    06     07                             3RD QTR 2006
                                                              --------------
                                                              WORST QUARTER
                                                                  -1.74%
                                                              2ND QTR 2004



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------


                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION
A Class returns before taxes (with maximum sales charge)                 9/29/03        -2.34%          N/A             1.23%
C Class returns before taxes (with CDSC)                                12/30/02         0.81%          1.65%           1.63%
C Class returns after taxes on distributions (with CDSC)                12/30/02        -1.11%          0.38%           0.36%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02         0.52%          0.67%           0.66%
Lehman Brothers Government/Corporate 1-5 Year Index    /1                                7.27%          3.61%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.









--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS GOVERNMENT/CREDIT 1-5 YEAR INDEX IS AN UNMANAGED INDEX OF FIXED RATE GOVERNMENT AND CORPORATE BONDS RATED INVESTMENT GRADE OR HIGHER, ALL WITH MATURITIES OF ONE TO FIVE YEARS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATON ABOUT THE INDEX.
================================================================================
                                   accessor 21

--------------------------------------------------------------------------------
[Graphic]                       UNDERLYING FUND
                        MORTGAGE SECURITIES FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Mortgage Securities Fund seeks generation of current income.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund will invest at least 80% of its assets in mortgage-related securities. This policy may not be changed unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund normally invests in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or non-U.S. Government mortgage-related securities, including passthroughs and CMOs, and CMBSs, and asset-backed securities, rated A or higher by S&P or Moody's or unrated but considered to be of comparable quality by the Money Manager. The Fund will normally seek an aggregate dollar-weighted average portfolio duration that does not vary outside of a band of plus or minus 20% from that of the Fund's benchmark, the Lehman Brothers Mortgage-Backed Securities Index (the "LBM Index"). See Appendix A for additional information about the index. The Fund may utilize options on U.S. Government securities, interest rate swaps, interest rate futures contracts, and options on interest rate futures contracts to reduce certain risks of its investments and to attempt to enhance income, but not for speculation.

BlackRock Financial Management, Inc. ("BlackRock"), the Fund's Money Manager, uses quantitative risk control methods to ensure that the Fund's overall risk and duration characteristics are consistent with the LBM Index. BlackRock's investment philosophy and process centers around four key principles:

o controlled duration (controlling sensitivity to interest rates);

o relative value sector rotation and security selection (analyzing a sector's and a security's impact on the overall portfolio);

                                            |-----------------------------------
o    rigorous  quantitative  analysis to    |DURATION:  one of  the  fundamental
security    valuation    (mathematically    |tools  used by  money  managers in
analyzing a security's value); and          |security selection, is a measure of
                                            |the  price  sensitivity  of a  debt
o    quality credit analysis  (analyzing    |security  or a  portfolio  of  debt
a security's credit quality).               |securities  to relative  changes in
                                            |interest  rates.  For  instance,  a
BlackRock's   Investment   Strategy         |duration  of  "three"  means that a
Committee  determines  the firm's  broad    |portfolio's  or  security's  price
investment strategy based on |would be expected to decrease by macroeconomics (for example, interest |approximately 3% with a 1% increase
rate trends) and market trends,  as well    |in  interest   rates  (assuming  a
as input from risk management and credit |parallel shift in the yield curve). committee professionals. Fund managers |As of March 31, 2008, the duration
then implement this strategy by |of the LBM Index was 2.91 years, selecting the sectors and securities |although the duration will likely
which offer the greatest  relative value    |vary in the future.
within investment guidelines. Investment ----------------------------------- selections will be based on fundamental economic, market and other factors leading to variation by sector, maturity, quality and such other criteria appropriate to meet the Fund's objective. The Money Manager will attempt to exceed the total return performance of the LBM Index.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.



o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss. The Fund may invest up to 15% of its net assets in illiquid securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. The Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 22

================================================================================

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            MORTGAGE SECURITIES FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

                                                              C CLASS SHARES
                                                              --------------
[GRAPH]                                                        YEAR-TO-DATE
                                                                   2.17%
AS OF 12/31 EACH YEAR                                          AS OF 3/31/08
                                                               -------------
1.30     2.85    0.90    2.94   5.22                           BEST QUARTER
-------------------------------------                              2.91%
 03       04     05      06     07                             3RD QTR 2006
                                                               ------------
                                                               WORST QUARTER
                                                                  -1.63%
                                                               2ND QTR 2004


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION

C Class returns before taxes (with CDSC)                               12/30/02         4.22%           2.63%           2.61%
C Class returns after taxes on distributions (with CDSC)               12/30/02         2.98%           1.42%           1.40%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                          12/30/02         2.72%           1.54%           1.53%
Lehman Brothers Mortgage-Backed Securities Index /1                                     6.89%           4.49%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)




-------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.










================================================================================
(1) THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS AN UNMANAGED INDEX OF FIXED RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION, FEDERAL HOME LOAN MORTGAGE CORPORATION AND FEDERAL NATIONAL MORTGAGE ASSOCIATION. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.
================================================================================
                                   accessor 23

--------------------------------------------------------------------------------
[Graphic]                        UNDERLYING FUND
                       U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, it's return may be less than a Fund which can invest without limitation in all types of securities.

Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.





--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 24

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

                                                             C CLASS SHARES
                                                             --------------
[GRAPH]                                                      YEAR-TO-DATE
                                                                0.56%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/08
                                                             -------------
0.35    0.68   1.91    3.45  3.66                           BEST QUARTER
----------------------------------                               0.96%
 03       04    05      06   07                              4TH QTR 2006
                                                             --------------
                                                             WORST QUARTER
                                                                 0.07%
                                                             2ND QTR 2003


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION



A Class returns before taxes                                            9/29/03         4.41%           N/A             2.81%
C Class returns before taxes (with CDSC)                               12/30/02         2.66%           2.00%           2.00%
Citigroup 3 Month T-Bill Index /1                                                       4.74%           2.95%            N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

The Fund's 7-day effective yield on 3/31/08 was 2.24% for A Class Shares and 1.60% for C Class Shares.



FOR  THE  FUND'S  CURRENT  YIELD,   CALL  TOLL  FREE  (800)  759-3504  OR  VISIT
WWW.ACCESSOR.COM





























================================================================================

(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH T-BILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.

================================================================================
                                  accessor 25

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income Allocation Fund seeks high current income and some stability of principal. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Fixed-Income Funds and the Underlying Money Market Fund, and may invest in a limited amount of the four Underlying Equity Funds and the Underlying Alternatives Fund. For information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the allocation between the asset classes was approximately 88% and 12%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a conservative asset allocation strategy and is designed to provide income for investors with a low risk tolerance and a 1-3 year investment time horizon.


--------------------------------------------------------------------------------
                                                         ASSET ALLOCATION
ACCESSOR FUNDS                                          RANGE           ACTUAL
                                                  MINIMUM   MAXIMUM   ALLOCATION
                                                                      (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -                         0.0%        10.0%     0.00%
Advisor Class Shares
         Growth                                   0.0%         5.0%     0.00%
         Value                                    0.0%         5.0%     0.00%
         Small to Mid Cap                         0.0%         5.0%     0.00%
         International Equity                     0.0%         5.0%     0.00%


Underlying Alternatives Fund                      0.0%        15.0%     0.00%
         Strategic Alternatives                   0.0%        15.0%     0.00%


Underlying Fixed-Income Funds -                  50.0%        95.0%     87.8%
Advisor Class Shares
         High Yield Bond                         10.0%        40.0%     20.1%
         Intermediate Fixed-Income               10.0%        50.0%     20.5%
         Short-Intermediate Fixed-Income         10.0%        50.0%     21.3%
         Mortgage Securities                     10.0%        50.0%     26.0%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                              5.0%        40.0%     12.2%
         U.S. Government Money**                  5.0%        40.0%     12.2%

--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Fund may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 26

================================================================================
o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
             INCOME ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

                                                             C CLASS SHARES
                                                             --------------
[GRAPH]                                                      YEAR-TO-DATE
                                                                 -1.22%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/08
                                                             ---------------
3.62     1.77   1.39  3.31  2.07                             BEST QUARTER
--------------------------------                                1.93%
 03       04    05    06    07                               2ND QTR 2003
                                                             -------------
                                                             WORST QUARTER
                                                               -1.29%
                                                             2ND QTR 2004



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------



                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION
A Class returns before taxes (with maximum sales charge)                 9/29/03        -2.01%          N/A             1.78%
C Class returns before taxes (with CDSC)                                12/30/02         1.10%          2.43%           2.41%
C Class returns after taxes on distributions (with CDSC)                12/30/02        -0.59%          1.23%           1.21%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02         0.70%          1.38%           1.37%
Lehman Brothers Aggregate Bond Index /1                                                  6.96%          4.42%           N/A




(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)





--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.

















--------------------------------------------------------------------------------


(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES. SEE APPENDIX A FOR ADDITIONAL INFORMATION ABOUT THE INDEX.

--------------------------------------------------------------------------------
                                  accessor 27

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                     INCOME & GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Income & Growth Allocation Fund seeks high current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the allocation between the asset classes was approximately 29%, 7%, 60%, and 4%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a somewhat conservative asset allocation strategy and is designed to provide income and some capital appreciation for investors with a low risk tolerance and a 3-5 year investment time horizon.

--------------------------------------------------------------------------------
                                                       ASSET ALLOCATION
                                                    Range               Actual
Accessor Funds                               Minimum      Maximum   Allocation
                                                                    (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           20.0%        40.0%        28.6%
         Growth                                 0.0%        20.0%         7.3%
         Value                                  0.0%        20.0%         7.3%
         Small to Mid Cap                       0.0%        10.0%         4.0%
         International Equity                   5.0%        20.0%        10.0%


Underlying Alternatives Fund                    0.0%        15.0%        7.3%
         Strategic Alternatives                 0.0%        15.0%        7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                           25.0%        80.0%        60.2%
         High Yield Bond                        5.0%        30.0%        13.0%
         Intermediate Fixed-Income              5.0%        40.0%        16.7%
         Short-Intermediate Fixed-Income        5.0%        40.0%        15.0%
         Mortgage Securities                    5.0%        40.0%        15.5%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                            0.0%        35.0%        3.9%
         U.S. Government Money**                0.0%        35.0%        3.9%


--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 28

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.


                                   accessor 29

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         INCOME & GROWTH ALLOCATION FUND ANNUAL RETURNS  C  CLASS
--------------------------------------------------------------------------------


                                                         C CLASS SHARES
                                                         --------------
[GRAPH]                                                  YEAR-TO-DATE
                                                             -5.00%
AS OF 12/31 EACH YEAR                                    AS OF 3/31/08
                                                         --------------
12.42    5.32   3.29   7.22   3.02                       BEST QUARTER
----------------------------------                           6.68%
 03       04   05      06      07                        2ND QTR 2003
                                                         -------------
                                                         WORST QUARTER
                                                            -0.76%
                                                         2ND QTR 2006


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION



A Class returns before taxes (with maximum sales charge)                 9/29/03        -2.34%          N/A             4.68%
C Class returns before taxes (with CDSC)                                12/30/02         2.02%          6.20%           6.21%
C Class returns after taxes on distributions (with CDSC)                12/30/02         0.85%          5.33%           5.34%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02         1.32%          4.83%           4.84%
Lehman Brothers Aggregate Bond Index /1                                                  6.96%          4.42%           N/A
S&P 500  /2                                                                              5.49%         12.83%           N/A
Composite Index /3                                                                       6.64%          6.98%           N/A
(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 70% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 30% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 30

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                        BALANCED ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Balanced Allocation Fund seeks moderate current income and some potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 46%, 7%, 38% and 9%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. At all times the Fund intends to maintain at least 40% in Equity Underlying Funds and at least 25% in Fixed-Income Underlying Funds. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current income and capital appreciation to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                                 ASSET ALLOCATION
                                                                       Actual
                                                      Range           Allocation
Accessor Funds                                 Minimum      Maximum   (3/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             40.0%        60.0%      46.2%
         Growth                                   5.0%        25.0%      12.0%
         Value                                    5.0%        25.0%      11.8%
         Small to Mid Cap                         0.0%         3.0%       5.8%
         International Equity                    10.0%        15.0%      10.6%


Underlying Alternatives Fund                      0.0%        15.0%       7.3%
         Strategic Alternatives                   0.0%        15.0%       7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                             25.0%        60.0%       38.0%
         High Yield Bond                          0.0%        25.0%        9.6%
         Intermediate Fixed-Income                0.0%        15.0%       10.0%
         Short-Intermediate Fixed-Income          0.0%        15.0%        9.1%
         Mortgage Securities                      0.0%        15.0%        9.4%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                              0.0%        25.0%        8.5%
         U.S. Government Money**                 0.0%        25.0%         8.5%

-------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 31

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Small to Mid Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o Government Sponsored Enterprises ("GSE") Risk. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.



                                   accessor 32

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.


--------------------------------------------------------------------------------
            BALANCED ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------

                                                             C CLASS SHARES
[GRAPH]                                                      --------------
                                                              YEAR-TO-DATE
                                                                 -6.90%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/08
                                                             --------------
18.33    8.01  4.64   9.75   3.49                            BEST QUARTER
-------------------------------                                 9.64%
 03       04   05     06    07                               2ND QTR 2003
                                                             -------------
                                                             WORST QUARTER
                                                               -1.68%
                                                             4TH QTR 2007


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION




A Class returns before taxes (with maximum sales charge)                 9/29/03        -1.85%          N/A             6.88%
C Class returns before taxes (with CDSC)                                12/30/02         2.49%          8.72%           8.73%
C Class returns after taxes on distributions (with CDSC)                12/30/02         1.55%          8.08%           8.09%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02         1.62%          7.18%           7.19%
Lehman Brothers Aggregate Bond Index /1                                                  6.96%          4.42%           N/A
S&P 500  /2                                                                              5.49%         12.83%           N/A
Composite Index /3                                                                       6.37%          8.67%           N/A
(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)







--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------

(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGFAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 50% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 50% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 33

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                    GROWTH & INCOME ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth & Income Allocation Fund seeks moderate potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 58%, 8%, 31% and 3%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a moderate asset allocation strategy and is designed to provide a balanced mix of current capital appreciation and current income to investors with a moderate risk tolerance and a 5-10 year investment time horizon.

--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION
                                                          Range          Actual
Accessor Funds                                    Minimum   Maximum   Allocation
                                                                      (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                                50.0%     70.0%   57.7%
         Growth                                     10.0%     30.0%   14.8%
         Value                                      10.0%     30.0%   14.4%
         Small to Mid Cap                            0.0%     20.0%    7.4%
         International Equity                       12.5%     35.0%   21.1%


Underlying Alternatives Fund                         0.0%     15.0%    7.7%
         Strategic Alternatives                      0.0%     15.0%    7.7%


Underlying Fixed-Income Funds -
Advisor Class Shares                                10.0%     50.0%   30.7%
         High Yield Bond                             0.0%     20.0%    7.3%
         Intermediate Fixed-Income                   0.0%     25.0%    7.5%
         Short-Intermediate Fixed-Income             0.0%     25.0%    9.7%
         Mortgage Securities                         0.0%     25.0%    6.2%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                                 0.0%     20.0%    3.9%
         U.S. Government Money**                     0.0%     20.0%    3.9%

--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 34

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Inflation Risk. Over time, the real value of your investment in a Fund may be eroded by inflation.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

                                   accessor 35

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

--------------------------------------------------------------------------------
         GROWTH & INCOME ALLOCATION FUND ANNUAL RETURNS - C CLASS
--------------------------------------------------------------------------------

                                                           C CLASS SHARES
                                                           --------------
[GRAPH]                                                     YEAR-TO-DATE
                                                               -8.21%
AS OF 12/31 EACH YEAR                                       AS OF 3/31/08
                                                          ---------------
20.95    9.12   5.32   10.88   3.60                        BEST QUARTER
----------------------------------                            11.20%
 03       04    05     06      07                          2ND QTR 2003
                                                           -------------
                                                           WORST QUARTER
                                                             -2.46%
                                                           1ST QTR 2003



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION

A Class returns before taxes (with maximum sales charge)                 9/29/03        -1.65%          N/A             7.89%
C Class returns before taxes (with CDSC)                                12/30/02         2.60%          9.81%           9.84%
C Class returns after taxes on distributions (with CDSC)                12/30/02         1.78%          9.28%           9.31%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02         1.69%          8.22%           8.25%
Lehman Brothers Aggregate Bond Index /1                                                  6.96%          4.42%           N/A
S&P 500  /2                                                                              5.49%         12.83%           N/A
Composite Index /3                                                                       6.22%          9.51%           N/A
(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 60% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 36

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                         GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE The Accessor Growth Allocation Fund seeks high potential capital appreciation and some current income. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the four Underlying Fixed-Income Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund. For
information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 76%, 7%, 14% and 3%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses an aggressive asset allocation strategy and is designed to provide capital appreciation and some current income to investors with a high risk tolerance and an investment time horizon of 10 years or more.

--------------------------------------------------------------------------------
                                                      ASSET ALLOCATION
                                                    Range             Actual
Accessor Funds                               Minimum      Maximum   Allocation
                                                                    (03/31/08)
------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                           70.0%        90.0%        75.4%
         Growth                                10.0%        40.0%        19.1%
         Value                                 10.0%        40.0%        18.9%
         Small to Mid Cap                       0.0%        25.0%         9.5%
         International Equity                  20.0%        45.0%        27.9%


Underlying Alternatives Fund                    0.0%        15.0%         7.3%
         Strategic Alternatives                 0.0%        15.0%         7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                            0.0%        30.0%        14.1%
         High Yield Bond                        0.0%        15.0%         5.6%
         Intermediate Fixed-Income              0.0%        15.0%         0.7%
         Short-Intermediate Fixed-Income        0.0%        15.0%         3.1%
         Mortgage Securities                    0.0%        15.0%         4.7%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                            0.0%        15.0%         3.2%
         U.S. Government Money**                0.0%        15.0%         3.2%

--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.


o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Bond Market Volatility. Individual securities are expected to fluctuate in response to issuer, general economic and market conditions. In general, the price of a debt or money market security falls when interest rates rise.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 37

================================================================================
o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o Liquidity Risk. Some securities purchased by the Funds may trade infrequently, trade at a smaller volume and be quite volatile. This means that they may be harder to purchase or sell at a fair price or quickly enough to prevent or minimize loss.

o Lower Rated Debt Securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.

o Portfolio Turnover. A Fund's annual turnover rate may exceed 100%. A fund with a high turnover rate (100% or more) will incur higher trading costs and may generate more capital gains than a fund with a lower rate and this high turnover rate may adversely affect the Fund's performance.

o Prepayment and Extension Risk is the ability of the issuer of a debt security to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

                                   accessor 38

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.
--------------------------------------------------------------------------------
             GROWTH ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------

                                                              C CLASS SHARES
                                                              --------------
[GRAPH]                                                       YEAR-TO-DATE
                                                                  -9.98%
AS OF 12/31 EACH YEAR                                         AS OF 3/31/08
                                                             --------------
27.04   11.67  6.64  13.15  4.18                              BEST QUARTER
-------------------------------                                   14.29%
 03       04   05    06      07                               2ND QTR 2003
                                                              -------------
                                                              WORST QUARTER
                                                                  -3.63%
                                                              1ST QTR 2003



--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION

A Class returns before taxes (with maximum sales charge)                 9/29/03        -1.12%          N/A             10.06%
C Class returns before taxes (with CDSC)                                12/30/02         3.18%          12.26%          12.32%
C Class returns after taxes on distributions (with CDSC)                12/30/02         2.58%          11.98%          12.03%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02         2.06%          10.56%          10.61%
Lehman Brothers Aggregate Bond Index /1                                                  6.96%           4.42%           N/A
S&P 500  /2                                                                              5.49%          12.83%           N/A
Composite Index /3                                                                       5.88%          11.18%           N/A
(INDICES REFLECT NO DEDUCTION FOR FEES, EXPENSES OR TAXES)




--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


















--------------------------------------------------------------------------------
(1) THE LEHMAN BROTHERS AGGREGATE BOND INDEX REPRESENTS SECURITIES THAT ARE U.S. DOMESTIC, TAXABLE, AND DOLLAR DENOMINATED. THE INDEX COVERS THE U.S. INVESTMENT GRADE FIXED RATE BOND MARKET, WITH INDEX COMPONENTS FOR GOVERNMENT AND CORPORATE SECURITIES, MORTGAGE PASS-THROUGH SECURITIES, AND ASSET-BACKED SECURITIES. THESE MAJOR SECTORS ARE SUBDIVIDED INTO MORE SPECIFIC INDICES THAT ARE CALCULATED AND REPORTED ON A REGULAR BASIS.
(2) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY.
(3) THE COMPOSITE IS A HYPOTHETICAL INDEX CONSTRUCTED BY ACCESSOR CAPITAL, WHICH CONSISTS OF 20% LEHMAN BROTHERS AGGREGATE BOND INDEX AND 80% S&P 500 INDEX.


INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.


--------------------------------------------------------------------------------
                                   accessor 39

--------------------------------------------------------------------------------
                                 ALLOCATION FUND
                   AGGRESSIVE GROWTH ALLOCATION FUND DETAILS
--------------------------------------------------------------------------------

THE INVESTMENT OBJECTIVE Accessor Aggressive Growth Allocation Fund seeks high potential capital appreciation. The investment objective of the Fund is not fundamental and may be changed without shareholder approval by the Board of Directors of the Fund.

PRINCIPAL INVESTMENT STRATEGY & GOAL The Fund generally invests in a combination of the four Underlying Equity Funds, the Underlying Alternatives Fund and the Underlying Money Market Fund and may invest in a limited amount of the four Underlying Fixed-Income Funds. For information about securities in which the Underlying Funds may invest, please see the "Principal Investment Strategy & Goal" section of each Underlying Fund in this Prospectus. As of March 31, 2008, the actual allocation between the asset classes was approximately 92%, 7% and 1%, respectively, as set forth below. To see the current allocation, which is updated quarterly, please visit www.accessor.com. However, the Fund's portfolio manager reserves the right to have the Fund's assets reallocated between asset classes in their ranges provided below. The Fund may enter into repurchase agreements collateralized by the U.S. Government or agency securities. The Fund uses a very aggressive asset allocation strategy and is designed to provide capital appreciation to investors with a very high risk tolerance and an investment time horizon of 10 years or more.
--------------------------------------------------------------------------------
                                                    ASSET ALLOCATION
                                                       Range            Actual
Accessor Funds                                 Minimum      Maximum   Allocation
                                                                      (03/31/08)
--------------------------------------------------------------------------------
Underlying Equity Funds -
Advisor Class Shares                             85.0%       100.0%        91.4%
         Growth                                  10.0%        40.0%        25.4%
         Value                                   10.0%        40.0%        25.1%
         Small to Mid Cap                         5.0%        25.0%        12.0%
         International Equity                    25.0%        50.0%        28.9%


Underlying Alternatives Fund                      0.0%        15.0%         7.3%
         Strategic Alternatives                   0.0%        15.0%         7.3%


Underlying Fixed-Income Funds -
Advisor Class Shares                              0.0%        15.0%        0.00%
         High Yield Bond                          0.0%        10.0%        0.0%
         Intermediate Fixed-Income                0.0%         5.0%        0.0%
         Short-Intermediate Fixed-Income          0.0%         5.0%        0.0%
         Mortgage Securities                      0.0%         5.0%        0.0%

Underlying Money Market Fund/Cash* -
Advisor Class Shares                              0.0%         5.0%         1.3%
         U.S. Government Money**                  0.0%         5.0%         1.3%
--------------------------------------------------------------------------------
*Includes   investments  in  repurchase   agreements   collateralized  by  U.S.
government or agency securities and short-term cash.
**Investments in the U.S. Government Money Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The U.S. Government Money Fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the U.S. Government Money Fund.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 46.

o Allocation Risk. The Fund's investment performance depends on how its assets are allocated and reallocated among particular Underlying Funds.

The Underlying Funds risks are:

o Company Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common stocks tend to be more volatile than other investment choices.

o Commodity Risk. The Fund's investments in commodity-linked derivative instruments, such as structured notes, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. The Fund's ability to invest in commodity-related investments may be limited by tax considerations.

o  Counterparty   Credit  Risk.   Commodity  and   financial-linked   derivative
instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. In addition, the Fund will invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent the Fund focuses its investments in a limited number of issuers it will be more susceptible to the risks associated with those issuers.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------
                                  accessor 40

================================================================================

o ETF and ETN Risk. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index.

Levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs.

o ETF/ETN Net Asset Value/Market Price Risk. The market value of ETF or ETN shares may differ from their net asset value (NAV). This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its NAV.

o Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o Investments in Other Investment Companies Risk. The Fund may invest in shares of other investment companies (i.e., underlying funds). Investing in another investment company exposes the Fund to all the risks of that investment company, and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Issuer Risk. Changes in the financial condition of an issuer, changes in specific economic or political conditions can adversely affect the credit quality or value of an issuer's securities.



o Small to Mid Cap Company Risk. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o  Stock  Market  Volatility.   Stock  markets  are  volatile  and  can  decline
significantly in response to adverse issuer, political, regulatory, market or economic developments.


                                   accessor 41

================================================================================
PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Fund by showing the changes of the Fund's performance from year to year. The bar chart shows the performance of the Fund's C Class shares, which excludes the CDSC applicable to C Class shares. If the CDSC had been included, the returns would have been lower. The table compares the Fund's A Class and C Class shares' average annual total returns to those of a market index over time. These returns include the Fund's C Class shares' CDSC and the A Class shares' applicable sales loads. All returns assume re-investment of dividends and distributions. All of the Fund's share classes invest in the same portfolio of securities. Performance of each share class will vary from the performance of the Fund's other share classes due to differences in charges and expenses. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.
--------------------------------------------------------------------------------
        AGGRESSIVE GROWTH ALLOCATION FUND ANNUAL RETURNS  C CLASS
--------------------------------------------------------------------------------

                                                           C CLASS SHARES
                                                           --------------
[GRAPH]                                                    YEAR-TO-DATE
                                                              -11.77%
AS OF 12/31 EACH YEAR                                      AS OF 3/31/08
                                                           --------------
29.48   13.38   7.80  14.79   4.69                         BEST QUARTER
--------------------------------                               15.93%
 03       04    05    06      07                           2ND QTR 2003
                                                           -------------
                                                           WORST QUARTER
                                                               -4.98%
                                                           1ST QTR 2003


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                      INCEPTION                                         SINCE
FOR THE PERIODS ENDED 12/31/07                                           DATE           1 YEAR       5 YEARS            INCEPTION

A Class returns before taxes (with maximum sales charge)                 9/29/03        -0.76%          N/A             11.59%
C Class returns before taxes (with CDSC)                                 12/30/02        3.69%          13.72%          13.78%
C Class returns after taxes on distributions (with CDSC)                12/30/02         3.24%          13.62%          13.68%
C Class returns after taxes on distributions & sale of Fund shares
  (with CDSC)                                                           12/30/02         2.40%          11.99%          12.05%
S&P 500 /1                                                                               5.49%          12.83%           N/A
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)







--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------













--------------------------------------------------------------------------------

(1) THE S&P 500 IS AN UNMANAGED INDEX OF 500 COMMON STOCKS CHOSEN TO REFLECT THE INDUSTRIES IN THE U.S. ECONOMY. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.

--------------------------------------------------------------------------------


                                   accessor 42

================================================================================
                                  FUND EXPENSES
================================================================================
The following tables describe the fees and expenses that you may pay if you invest in A Class Shares and C Class Shares of the Funds or the Strategic Alternatives Fund. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. The tables reflect estimated "Other Expenses" and "Acquired Funds Fees and Expenses" of the Strategic Alternatives Fund, which opened for investment operations on January 29, 2008. Shareholders of the Allocation Funds will indirectly bear their pro rata share of the fees and expenses (including management fees) incurred by each of the Underlying Funds in which the Allocation Fund invests that are borne by all Underlying Fund shareholders, reflected in the Acquired Funds Fees and Expenses, below.
--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1, 2)

                                                                                                              STRATEGIC
                                                                                      A CLASS    C CLASS     ALTERNATIVES
-------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed On Purchases (as a percent of offering price)(3)
 Equity Funds and Allocation Funds (except Income Allocation Fund)                     5.75%       none         none
 Fixed-Income Funds  (except U.S. Government Money Fund) and Income Allocation Fund    4.75%       none         none
 U.S. Government Money Fund                                                            none        none         none
Maximum Sales Charge Imposed On Reinvested Dividends                                   none        none         none
Maximum Contingent Deferred Sales Charge (as a percentage of amount original
 purchase price or redemption proceeds, if applicable)(4, 5)                           none        1.00%        none
Redemption Fee  (as a percent of amount redeemed)(6)
 Equity Funds, Strategic Alternatives Fund and High Yield Bond Fund                    2.00%       2.00%        2.00%
 Fixed-Income Funds (except High Yield Bond Fund) and Allocation Funds                 none        none         none
--------------------------------------------------------------------------------------------------------------------------



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
                                                                                 SMALL TO         INTERNATIONAL        STRATEGIC
                                            GROWTH              VALUE             MID CAP            EQUITY            ALTERNATIVES
                                       A CLASS   C CLASS  A CLASS   C CLASS  A CLASS  C CLASS   A CLASS   C CLASS
Management Fee (7)                      0.70%     0.70%     0.70%     0.70%    1.00%    1.00%     1.00%     1.00%      0.70%
Distribution & Service (12b-1)Fees      0.35%     1.00%     0.35%     1.00%    0.35%    1.00%     0.35%     1.00%      NONE
Other Expenses                          0.28%     0.27%     0.20%     0.27%    0.23%    0.26%     0.22%     0.33%      0.30%
  Acquired Funds Fees and Expenses      N/A       N/A       N/A       N/A      N/A      N/A       N/A       N/A        0.20%
                                        =====     =====     =====     =====    =====    =====     =====     ======     =====
Total Annual Fund Operating Expenses    1.33%     1.97%     1.25%     1.97%    1.58%    2.26%     1.57%     2.33%      1.20%



======================================================================================================
                                                                                   SHORT
                                             HIGH           INTERMEDIATE        INTERMEDIATE
                                             YIELD             FIXED              FIXED            MORTGAGE
                                             BOND              INCOME              INCOME           SECURITIES
                                       A CLASS   C CLASS      C CLASS         A CLASS  C CLASS       C CLASS




Management Fees(7)                      0.61%    0.61%        0.58%           0.58%    0.58%           0.61%
Distribution & Service (12b-1)Fees      0.25%    1.00%        1.00%           0.25%    1.00%           1.00%
Other Expenses                          0.31%    0.28%        0.24%           0.26%    0.22%           0.31%
                                        =====    =====        =====           =====    =====           =====
Total Annual Fund Operating Expenses    1.17%    1.89%        1.82%           1.09%    1.80%           1.92%




============================================================================================================================
                                                U.S.
                                            GOVERNMENT
                                               MONEY
                                        A CLASS   C CLASS



Management Fees(7)                      0.08%     0.08%
Distribution & Service (12b-1)Fees      0.25%     1.00%
Other Expenses(8)                       0.39%     0.38%
                                        ====      ====
Total Annual Fund Operating Expenses    0.72%     1.46%


--------------------------------------------------------------------------------
(1) SHARES OF THE FUNDS ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA ACCOUNT WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) SALES CHARGES MAY BE ELIMINATED OR REDUCED FOR PURCHASES OF $50,000 OR MORE ON A CLASS SHARES. FOR MORE INFORMATION ON REDUCING THE SALES LOAD, PLEASE REVIEW THE SECTION "ELIMINATING THE SALES CHARGES" ON PAGE 58 OF THIS PROSPECTUS.
(4) A CLASS SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN 24 MONTHS.
(5) THE CDSC ON C CLASS SHARES DOES NOT APPLY WHERE SHARES WERE PURCHASED THROUGH A FINANCIAL INTERMEDIARY WHO DID NOT RECEIVE ADVANCE PAYMENTS OR COMMISSIONS (SEE SECTION ENTITLED "ELIMINATING THE CDSC" UNDER A CLASS AND C CLASS SHARESGENERAL ON PAGE 61 FOR MORE INFORMATION). THE CDSC ON C CLASS SHARES IS ELIMINATED AFTER 12 MONTHS.
(6) THE REDEMPTION FEE ONLY APPLIES TO SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE PURSUANT TO THE MARKETING TIMING/EXCESSIVE TRADING POLICY. SEE "MARKET TIMING/EXCESSIVE TRADING" ON PAGE 65. IN ADDITION, THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(7) MANAGEMENT FEES CONSIST OF THE MANAGEMENT FEE PAID TO ACCESSOR CAPITAL AND THE FEES PAID TO THE MONEY MANAGERS OF THE UNDERLYING FUNDS. ACCESSOR CAPITAL RECEIVES ONLY THE MANAGEMENT FEE AND NOT A MONEY MANAGER FEE FOR THE U. S. GOVERNMENT MONEY FUND AND THE STRATEGIC ALTERNATIVES FUND THAT IT MANAGES DIRECTLY.
(8) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE U.S. GOVERNMENT MONEY FUND. THIS AMOUNT (0.25%) IS INCLUDED IN THE TOTAL FOR "OTHER EXPENSES" FOR THE U.S. GOVERNMENT MONEY FUND.



                                  accessor 43

================================================================================
                                 FUND EXPENSES
================================================================================
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


                                                               INCOME &
                                             INCOME             GROWTH            BALANCED
                                          ALLOCATION         ALLOCATION         ALLOCATION
                                       A CLASS   C CLASS   A CLASS  C CLASS   A CLASS   C CLASS



Management Fees                        0.10%     0.10%     0.10%    0.10%     0.10%     0.10%
Distribution & Service (12b-1)Fees     0.25%     1.00%     0.35%    1.00%     0.35%     1.00%
Other Expenses                         0.22%     0.19%     0.14%    0.14%     0.09%     0.08%
Acquired Funds Fees and Expenses(2)    0.79%     0.79%     0.95%    0.95%     1.00%     1.00%
                                       ====      ====      ====     ====      ====      ====
Total Annual Fund Operating Expenses   1.36%     2.08%     1.54%    2.19%     1.54%     2.18%


----------------------------------------------------------------------------------------------------
                                            GROWTH &                             AGGRESSIVE
                                             INCOME             GROWTH             GROWTH
                                           ALLOCATION        ALLOCATION         ALLOCATION
                                       A CLASS   C CLASS  A CLASS   C CLASS   A CLASS  C CLASS


Management Fees                         0.10%     0.10%     0.10%     0.10%     0.10%    0.10%
Distribution & Service (12b-1)Fees      0.35%     1.00%     0.35%     1.00%     0.35%    1.00%
Other Expenses (1)                      0.08%     0.08%     0.08%     0.08%     0.10%    0.10%
  Acquired Funds Fees and Expense       1.03%     1.03%     1.09%     1.09%     1.12%    1.12%
                                        ====      ====      ====      ====      ====     ====
Total Annual Fund Operating Expenses    1.56%     2.21%     1.62%     2.27%     1.67%    2.32%
-----------------------------------------------------------------------------------------------------


(1) THE FUNDS HAVE RECEIVED AN EXEMPTIVE ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION ALLOWING THE ALLOCATION FUNDS TO ENTER INTO AN AGREEMENT WITH THE
UNDERLYING FUNDS UNDER WHICH THE UNDERLYING FUNDS WILL BEAR CERTAIN OF THE ALLOCATION FUNDS' OTHER EXPENSES TO THE EXTENT THAT THE UNDERLYING FUNDS DERIVE FINANCIAL AND OTHER BENEFITS AS A RESULT OF INVESTMENTS FROM THE ALLOCATION FUNDS. INVESTORS IN THE FUNDS WILL INDIRECTLY BEAR A PORTION OF SUCH "OTHER EXPENSES" THROUGH THE ALLOCATION FUNDS' INVESTMENT IN THE UNDERLYING FUNDS.


(2) ACQUIRED FUNDS FEES AND EXPENSES ARE BASED ON THE ESTIMATED FEES AND EXPENSES FOR THE UNDERLYING FUNDS.


                                  accessor 44

================================================================================
                                  FUND EXPENSES
--------------------------------------------------------------------------------
EXPENSE EXAMPLE
----------------


The Example shows what an investor in a Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee or the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses (reflecting applicable contractual expense reimbursement arrangements) remain the same. The following example reflects the maximum initial sales charge in the first year for A Class Shares and reflects the CDSC for C Class Shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





------------------------------------------------------------------------------------------------------------------------------------
                                          ONE YEAR          THREE YEARS          FIVE YEARS        TEN YEARS
                                    A CLASS  C CLASS   A CLASS    C CLASS   A CLASS C CLASS     A CLASS    C CLASS
------------------------------------------------------------------------------------------------------------------------------------
UNDERLYING FUNDS



Growth                            $703      $300      $  972    $618      $1,262    $1,062    $2,084     $2,296
Value                              695       300         949     618       1,222     1,062     1,999      2,296
Small to Mid Cap                   726       329       1,045     706       1,386     1,210     2,345      2,595
International Equity               726       336       1,042     727       1,381     1,245     2,335      2,666
High Yield Bond                    589       292         829     594       1,088     1,021     1,828      2,212
Intermediate Fixed-Income           N/A      285         N/A     573         N/A       985       N/A      2,137
Short-Intermediate Fixed-Income    581       283         805     566       1,047       975     1,741      2,116
Mortgage Securities                 N/A      295           0     603           0     1,037         0      2,243
U.S. Government                     74       249         230     462         401       797       894      1,746




------------------------------------------------------------------------------------------------------------------------------------
                                          ONE YEAR          THREE YEARS          FIVE YEARS        TEN YEARS
                                    A CLASS  C CLASS   A CLASS    C CLASS   A CLASS C CLASS     A CLASS    C CLASS
------------------------------------------------------------------------------------------------------------------------------------
ALLOCATION FUNDS (1)
Income Allocation                $607        $311      $  885    $652       $1,184   $1,119     $2,032     $2,410
Income & Growth Allocation        723         322       1,033     685        1,366    1,175      2,304      2,524
Balanced Allocation               723         321       1,033     682        1,366    1,169      2,304      2,513
Growth & Income Allocation        725         324       1,039     691        1,376    1,185      2,325      2,544
Growth Allocation                 730         330       1,057     709        1,406    1,215      2,386      2,605
Aggressive Growth Allocation      735         335       1,071     724        1,430    1,240      2,438      2,656


------------------------------------------------------------------------------------------------------------------------------------
(1) THE EXPENSE  EXAMPLE FOR THE ALLOCATION  FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND  INDIRECT  COSTS OF  INVESTING  IN THE
ALLOCATION  FUNDS THAT IS, IT INCLUDES THE COSTS  ASSOCIATED  WITH INVESTING IN THE  UNDERLYING  FUNDS AND THE ACCESSOR STRATEGIC
ALTERNATIVES FUND.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                          ONE YEAR          THREE YEARS          FIVE YEARS        TEN YEARS
------------------------------------------------------------------------------------------------------------------------------------
STRATEGIC ALTERNATIVES FUND              $122               $381                 $660              $1,455

------------------------------------------------------------------------------------------------------------------------------------

You would pay the following expenses for C Class Shares if you did not redeem your shares.


                                                     ONE YEAR     THREE YEARS    FIVE YEARS     TEN YEARS




UNDERLYING FUNDS
Growth                                              $ 200        $618           $1,062          $2,296
Value                                                 200         618            1,062           2,296
Small to Mid Cap                                      229         706            1,210           2,595
International Equity                                  236         727            1,245           2,666
High Yield Bond                                       192         594            1,021           2,212
Intermediate Fixed-Income                             185         573              985           2,137
Short-Intermediate Fixed-Income                       183         566              975           2,116
Mortgage Securities                                   195         603            1,037           2,243
U.S. Government                                       149         462              797           1,746



ALLOCATION FUNDS (1)
Income Allocation                                   $211        $652            $1,119          $2,410
Income & Growth Allocation                           222         685             1,175           2,524
Balanced Allocation                                  221         682             1,169           2,513
Growth & Income Allocation                           224         691             1,185           2,544
Growth Allocation                                    230         709             1,215           2,605
Aggressive Growth Allocation                         235         724             1,240           2,656




--------------------------------------------------------------------------------
(1) THE EXPENSE EXAMPLE FOR THE ALLOCATION FUNDS REFLECTS THE AGGREGATE OF THE DIRECT AND INDIRECT COSTS OF INVESTING IN THE ALLOCATION FUNDS THAT IS, IT INCLUDES THE COSTS ASSOCIATED WITH INVESTING IN THE UNDERLYING FUNDS AND THE ACCESSOR STRATEGIC ALTERNATIVES FUND.

While the C Class Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) means that over time you could end up paying more for these shares than if you were to pay front-end sales charges for the A Class Shares.
--------------------------------------------------------------------------------

                                   accessor 45

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Funds. Each security type and risk is a primary security type or risk for the Fund name shown in parentheses.

Many factors affect each Fund's performance. A Fund's share price and yield (except the U.S. Government Money Fund) changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. A Fund's reaction to these developments will be affected by the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. A Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of a Fund, they could be worth more or less than what you paid for them. The investments of each Allocation Fund are concentrated in the Underlying Funds, and each Allocation Fund's investment performance is directly related to the investment performance of the Underlying Funds held by it.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, Accessor Capital or each Underlying Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If Accessor Capital or a Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. Each Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Funds, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. Each Underlying Fund's (except the Strategic Alternatives Fund) investment objective stated in the Funds' Fund Details section is fundamental and may not be changed without shareholder approval. The investment objective of the Allocation Funds and the Strategic Alternatives Fund are not fundamental and may be changed without shareholder approval by the board of directors. For purposes of a Fund's policy of investing at least 80% of its assets in a particular type of investment, "assets" means net assets plus any borrowings made for investment purposes. These policies may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Funds' specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds' Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE ALLOCATION FUNDS|
--------------------------------------|

The Allocation Funds expect to primarily invest in the Advisor Class Shares of the Underlying Funds and the Strategic Alternatives Fund (which has no specific class). To provide liquidity as well as to assist in achieving the Allocation Fund's investment objective, each Allocation Fund may invest in the underlying U.S. Government Money Fund. The Allocation Funds may also invest directly in short-term instruments, such as repurchase agreements, and U.S. Government securities. Each Allocation Fund may invest in shares of the same Underlying Fund; however the percentage of each Allocation Fund's assets so invested will vary depending upon the Allocation Fund's investment objective. Based on its asset allocation analysis, Accessor Capital determines the mix of Underlying Funds appropriate for each Allocation Fund.

The security types of the Allocation Funds are:

o UNDERLYING ACCESSOR FUNDS

o REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

--------------------------------------------------------------------------------
SECURITY TYPES OF THE UNDERLYING FUNDS|
------------------------------------- |

The security types of the Underlying Funds are listed below:

o ASSET-BACKED SECURITIES (Principal security type for: Mortgage Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities.

o DEBT SECURITIES (Principal security type for: All Fixed-Income Funds) are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

                                  accessor 46

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------

o DOLLAR ROLLS (Principal security type for: Mortgage Securities Fund) The Fund may enter into dollar roll transactions. When the Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale.

o EQUITY SECURITIES (Principal security type for: All Equity Funds and High Yield Bond Fund) such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall (or rise, in the case of securities sold short) over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

o ETFs. (Principal security type for: Strategic Alternatives Fund) ETFs are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, Fund shareholders will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF. Because ETFs are investment companies, investment by a mutual fund in such funds, absent exemptive relief, would be limited under applicable federal statutory provisions. Those provisions restrict a mutual fund's investment in the shares of another investment company to not more than 5% of its assets (and not more than 3% of the securities of any other investment company) and limit aggregate investments by a mutual fund in all investment companies to 10% of the mutual fund's assets. The Fund may invest in excess of those statutory limits in specific ETFs in reliance on an exemptive order issued to that specific ETF, provided that certain conditions are met. The Money Manager intends to meet the conditions necessary to maintain the exemptive relief. ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, commodity or currency.

o ETNs. (Principal Security Type for: Strategic Alternatives Fund) ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

o HOLDING COMPANY DEPOSITARY RECEIPTS (HOLDRs).  (Principal  Security Type for:
Strategic Alternatives Fund) HOLDRs are securities that represent ownership in the common stock or American Depositary Receipts (ADRs) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRs represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient.

o GOVERNMENT SPONSORED ENTERPRISES (Principal security type for: Strategic Alternative Fund and All Fixed-Income Funds except High Yield Bond), known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

o HIGH-YIELD CORPORATE DEBT SECURITIES (Principal security type for: High Yield Bond Fund) are a principal security type for the High Yield Bond Fund and also may be purchased by the Intermediate and Short-Intermediate Fixed-Income Funds. High yield corporate debt securities are often issued as a result of corporate
restructurings   such as leveraged  buyouts,  mergers,  acquisitions,  or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of accessor 47

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
securities, also known as "junk bonds", are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o INTEREST RATE SWAPS (Principal security type for: Mortgage Securities Fund). In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. The Mortgage Fund typically uses swaps as substitutes for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk.

o INVESTMENT  COMPANIES.  (Principal  security type for: Strategic  Alternatives
Fund) A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and Unit Investment Trusts (UITs) are the three types of investment companies.

o MONEY MARKET SECURITIES  (Principal  security type for: U.S.  Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the other Fixed-Income Funds and Allocation Funds. Money Market Securities are high quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED  SECURITIES (Principal security type for: Mortgage Securities
Fund) are a principal security type for the Mortgage Securities Fund and may also be purchased by the Intermediate Fixed-Income, Short-Intermediate Fixed-Income and High Yield Bond Funds. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o OPTIONS, FUTURES AND OTHER DERIVATIVES. (Principal security type for: All Underlying Funds except U.S. Government Money) The Funds may use techniques such as buying and selling options or futures contracts in an attempt to change the Funds' exposure to security prices, currency values, or other factors that affect the value of the Funds' portfolios.

o REPURCHASE AGREEMENTS (Principal security type for: All Underlying Funds) are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price.

o STRUCTURED NOTES. (Principal security type for: Strategic Alternative Fund) A debt obligation that may contain an embedded derivative component with characteristics that adjust the security's risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

The Strategic Alternative Fund's investment in commodities will be effected primarily through the purchase of a levered structured note. However, it is not the intent to provide levered exposure to the commodities market. The Money Manager will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as Treasuries and agencies. The combination of the levered structured note and the separate pool of Treasuries and agencies is designed to replicate the performance of the broad commodity markets and will be managed for the exposure to the commodity market. For example, if the Strategic Alternatives Fund were to hold a structured note with 3x exposure to a specified commodity index and the Money Manager hoped to achieve $15 million in exposure, the Money Manager would invest $5 million in the structured note and $10 million in Treasuries and agencies. When the investment performance of the structured note, Treasuries and agencies is viewed together, the total investment is designed to approximate the unlevered performance of the index underlying the structured note.

o TBAs (Principal security type for: Mortgage Securities Fund) The Fund may also enter into to-be-announced ("TBA") transactions. A TBA transaction is a contract for the purchase or sale of a mortgaged-backed security for future settlement at an agreed upon date but does not include a specified pool number and number of pools or precise amount to be delivered.

o U.S. GOVERNMENT SECURITIES (Principal security type for: U.S. Government Money
Fund) are a principal security type for the U.S. Government Money Fund and may also be purchased by the Strategic Alternatives Fund and other Fixed-Income Funds. U.S. Government Securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

The  following   describes  some  of  security  types  in  which  the  Strategic
Alternative Fund's underlying funds may invest.

o Asset-Backed Securities. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

o Debt Securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

--------------------------------------------------------------------------------
                                   accessor 48

================================================================================
                           SECURITIES AND RISKS
--------------------------------------------------------------------------------
o High Yield Corporate Debt Securities. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds," are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.

o Money Market Securities. Money market securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o Mortgage-Related Securities. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o Options, Futures, Swaps and Other Derivatives. The Fund and the underlying funds may use techniques such as buying and selling options or futures contracts in an attempt to change their exposure to security prices, currency values, or other factors that affect the value of the Fund's portfolio.

                                  accessor 49

================================================================================
                           SUMMARY OF PRINCIPAL RISKS
================================================================================

The following table summarizes the risks of each Fund other than Temporary Defensive Strategies, Portfolio Turnover, and Changes of Objectives and Policies that apply to every Fund. In addition, Allocation Risk and Underlying Fund Risk applies to the Allocation Funds. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.
--------------------------------------------------------------------------------
                         LEVEL OF RISK UNDERLYING FUNDS
--------------------------------------------------------------------------------

                                                                                                   SHORT-               U.S.
                                              SMALL     INTER-                  HIGH     INTER-   INTER-    MORTGAGE   GOVERN-
                                             TO MID    NATIONAL   STRATEGIC     YIELD    MEDIATE   MEDIATE   SECUR-     MENT
RISK                      GROWTH     VALUE     CAP      EQUITY    ALTERNATIVES  BOND     FIXED     FIXED     ITIES      MONEY
---------------------------------------------------------------------------------------------------------------------------------




Allocation Risk             -         -        -          -       ( )            -         -         -        -         -
Bond Market Volatility      -         -        -          -       ( )            o         |)        o        o        ( )
Company Risk                |)        |)       |)         |)       -             o         |)        |)        -        -
Credit Risk                 -         -        -          -       ( )            o         |)        |)       ( )       ( )
Commodity Risk              -         -        -          -        |)            -         -         -         -         -
Counterparty Risk           -         -        -          -        o             -         -         -         -         -
Currency Risk               -         -        -          |)       |)            -         -         -         -         -
ETF & ETN Risk              -         -        -          -        |)            -         -         -         -         -
HOLDRS Risk                 -         -        -          -        |)            -         -         -         -         -
Foreign Exposure            -         -        -          o        o            ( )       -         -         -        -
GSE Risk                    -         -        -          -       ( )            -         |)        |)        o        o
Inflation Risk             ( )        ( )      ( )        ( )     ( )            |)        o         o        o         o
Investment Company Risk     -         -        -          -       ( )            -         -         -         -         -
Issuer Risk                 -         -        -          -        o             o         |)        |)       ( )       ( )
Liquidity Risk              -         -        -          -        |)            |)        |)        |)       ( )        -
Lower Rated Debt Securities -         -        -          -        -             o         ( )       ( )       -        -
Non-diversification Risk    -         -        -          -        |)            -         -         -         -         -
Portfolio Turnover         ( )        |)       |)         |)      ( )            o         |)        ( )       o        -
Prepayment Risk             -         -        -          -        -             ( )       ( )       ( )       o        -
Real Estate Concentration
  Risk                      -         -        -          -        o             -         -         -         o         -
Small to Mid Company Risk   |)        |)       o          |)       -             -         -         -         -        -
Stock Market Volatility      o        o        o          o        |)            -         -         -         -        -
Tax Risk                   ( )       ( )      ( )        ( )      ( )           ( )       ( )       ( )       ( )      ( )



--------------------------------------------------------------------------------
                        LEVEL OF RISK  ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                INCOME &                  GROWTH &                  AGGRESSIVE
RISK                                 INCOME      GROWTH      BALANCED      INCOME        GROWTH       GROWTH
===============================================================================================================

Allocation Risk                        |)          |)           |)           |)            |)          |)
Bond Market Volatility                 o           o            |)           |)            ( )         -
Commodity Risk                         -           ( )          ( )          ( )           ( )         ( )
Company Risk                           ( )         ( )          ( )          ( )           |)          |)
Counterparty Risk                      -           ( )          ( )          ( )           ( )         ( )
Credit Risk                            |)          |)           |)           ( )           ( )         -
ETF & ETN Risk                         -           ( )          ( )          ( )           ( )         ( )
Foreign Exposure                       -           ( )          ( )          |)            |)          o
GSE Risk                                o          |)           |)           ( )           ( )         -
Inflation Risk                          o          |)           ( )          ( )           ( )         ( )
Issuer Risk                             o          o            |)           |)            ( )         -
Liquidity Risk                         |)          |)           ( )          ( )           ( )         -
Lower Rated Debt Securities            |)          |)           ( )          ( )           ( )          -
Other Investment Company Risk          -           ( )          ( )          ( )           ( )         ( )
Portfolio Turnover                     ( )         ( )          ( )          ( )           ( )         ( )
Prepayment Risk                        |)          ( )          ( )          ( )           ( )         -
Small to Mid Cap Company Risk          -           ( )          ( )          ( )           |)          |)
Stock Market Volatility                -           ( )          |)           |)             o           o



--------------------------------------------------------------------------------
Key:              -   n/a          ( )  low          |) medium           o  high
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.
--------------------------------------------------------------------------------
                                  accessor 50

================================================================================
                              SECURITIES AND RISKS
--------------------------------------------------------------------------------
o ALLOCATION RISK. (A principal risk for each Allocation Fund) Each Allocation Fund's investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund's allocation targets and ranges. A principal risk of investing in each Fund is that Accessor Capital will make less than optimal or poor asset allocation decisions. Accessor Capital attempts to identify asset classes and subclasses represented by the Underlying Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that Accessor Capital's allocation techniques will produce the desired results. It is possible that Accessor Capital will focus on Underlying Funds that perform poorly or underperform other available mutual funds under various market conditions. You could lose money on your investment in a Fund as a result of these allocation decisions.

Risks of the Allocation Funds depend on the risks of the Underlying Funds and the risks of the Strategic Alternatives Fund. To determine how much each Allocation Fund is subject to the risks below, please refer to the Objectives and Strategies section to see what proportion of the Allocation Fund's assets may be invested in each Underlying Fund. Each risk is a principal risk for those Underlying Funds shown in parentheses.

o ALLOCATION RISK. (Principal risk for: Strategic Alternatives Fund) The Strategic Alternatives Fund will allocate its investments between various asset classes, including derivatives. These investments are based upon judgments made by Accessor Capital, which may not accurately predict changes in the market. As a result, the Strategic Alternatives Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

o ASSET-BACKED SECURITIES. (Principal risk for: Mortgage Securities Fund, Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund) Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed above. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund's recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

o BOND MARKET VOLATILITY. (Principal risk for: All Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund, Balanced Allocation Fund, and Growth & Income Allocation Fund) Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the U.S. Government Money Fund will generally fall as well but, unlike other Fixed-Income securities, in the U.S. Government Money Fund there will be no corresponding increase in price. When rates go up, the movement is very sharp, the principal value of the share in the U.S. Government Money Fund may fall below $1.00.

o COMPANY RISK. (Principal risk for: All Equity Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. In particular, common stocks tend to be more volatile than other investment choices.

o CREDIT RISK. (Principal risk for: High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund) Credit risk is a principal risk for the High Yield Bond Fund, which concentrates its investments in securities with lower credit quality, and for the Intermediate and Short-Intermediate Fixed-Income Funds. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. Lower rated debt securities and comparable unrated debt securities are more susceptible to these problems than higher quality obligations.


o CURRENCY RISK. (Principal risk for: International Equity Fund and Strategic Alternatives Fund) Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund or the underlying investment of the Strategic Alternatives Fund, as applicable, if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.


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o  COMMODITY  RISK.  (Principal  Risk  for:  Strategic  Alternatives  Fund)  The
Strategic   Alternatives  Fund's  investments  in  commodity-linked   derivative
instruments, including structured notes, may subject the Strategic Alternatives Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies ("RICs") under the Code, the Strategic Alternatives Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. The Internal Revenue Service ("IRS") has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund's ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, in subsequent rulings, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code.

o ETF RISK. (Principal risk for: Strategic Alternatives Fund) ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds) or commodities or currency. When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors. ETFs that are benchmarked to commodities or currencies often carry the additional risk of non-diversification. Additionally, many commodity or currency ETFs have a higher tracking error to their underlying benchmarks.

The market value of ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF holds. There may be times when an ETF share trades at a premium or discount to its NAV.

Trading in leveraged ETFs can be relatively illiquid which means that they may be hard to purchase or sell at a fair price. In addition, leveraged ETFs are subject to the risk of a breakdown in the futures and options markets they use. Finally, leveraged ETFs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater because if the investment loses value, not only is that money lost, but the loan still needs to be repaid.

o ETN RISK. (Principal Risk for: Strategic Alternatives Fund) Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or the entire amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer's annual fee.

o HOLDRS RISK. (Principal risk for: Strategic Alternatives Fund) Unlike ETFs, HOLDRs can only be bought and sold in 100-share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDR for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRs is directly related to the value of the underlying securities, the Fund could lose a substantial part of its original investment in HOLDRs. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRs cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRs were selected without regard for their value, price performance, volatility or investment merit. The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events." As a result, stocks selected for those HOLDRs with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, HOLDRs in which the Fund invested may not provide the same targeted exposure to the industry that was initially expected.

o FOREIGN EXPOSURE. (Principal risk for: International Equity Funds and the Allocation Funds except for the Income Allocation Fund) Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency

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movements  may happen  separately  from and in  response  to events  that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The foreign sovereign debt securities the Fund purchases involve specific risks, including the risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

o GOVERNMENT SPONSORED ENTERPRISES ("GSE") Risk. (Principal risk for: Strategic Alternatives Fund and all Fixed-Income Funds except High Yield Bond) Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government.

o INFLATION RISK. (Principal risk for: U.S. Government Money Fund) The real value of the U.S. Government Money Fund's yield may be eroded by inflation over time. The U.S. Government Money Fund may under perform the bond and equity markets over time.

o INVESTMENT COMPANIES RISK. (Principal risk for: Strategic Alternatives Fund) The Strategic Alternatives Fund will purchase shares of investment companies, such as mutual funds, ETFs, UITs and closed-end funds to gain exposure to a particular portion of the market rather than purchase securities directly. When the Strategic Alternatives Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Strategic Alternatives Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Strategic Alternatives Fund may be subject to additional or different risks than if the Strategic Alternatives Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. In addition, the Fund may invest in investment companies that are not registered pursuant to the 1940 Act, and therefore, not subject to the 1940 Act's regulatory scheme.

o ISSUER RISK. (Principal risk for: All Fixed-Income Funds) Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. The value of an individual security or category of securities may be more volatile than the debt market as a whole. Entities providing credit support or a maturity shortening structure are also affected by these types of changes. Any of a Fund's holdings could have its credit downgraded or could default, which could affect the Fund's performance.



o LIQUIDITY RISK. (Principal risk for: Strategic Alternatives Fund and all Fixed-Income Funds except U.S. Government Money Fund) Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity. Derivative based securities and privately issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored guarantee, that are subject to substantial market and credit risk may have greater liquidity risk.


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o LOWER RATED DEBT SECURITIES.  (Principal risk for: High Yield Bond Fund) Lower rated debt securities are a principal risk for the High Yield Bond Fund, which concentrates its investments in lower rated debt securities, and are also a lesser risk for the Intermediate and Short-Intermediate Fixed-Income Funds. Debt securities rated lower than BBB by S&P or lower than Baa by Moody's are commonly referred to as "junk bonds." Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity.
Discontinuation of these payments could substantially adversely affect the market value of the security.

Because of its concentration in investments in junk bonds, the High Yield Bond Fund is subject to substantial credit risk. Credit quality in the high yield bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks of a particular high yield bond. The Funds' Money Managers will not rely solely on ratings issued by established credit rating agencies, but will utilize these ratings in conjunction with its own independent and ongoing credit analysis.

o MARKET RISK. (Principal risk for: Strategic Alternatives Fund) Securities markets are volatile and can decline significantly in response to issuer, political, market and economic developments. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

o NON-DIVERSIFICATION RISK. (Principal risk for: Strategic Alternatives Fund) Because the Fund is classified as a non-diversified fund for purposes of the 1940 Act, it may concentrate its investments in a more limited number of issuers than a diversified fund. Accordingly, the Fund is subject to the risks related to the fact that the decline in the market value of a particular ETF or other security held by the Fund may directly affect the NAV of the Fund more than if the Fund were operated as a diversified fund.

o OVERALL MARKET RISK. (Principal risk for: Strategic Alternatives Fund) The Fund is subject to the risk of an overall decline in value of various asset classes. When the markets experience an overall decline, it can be expected that the Fund's value also will fall. Numerous factors affect overall market risk such as changing economic, political or market conditions.

o REAL ESTATE  CONCENTRATION RISK.  (Principal risk for: Strategic  Alternatives
Fund) The Fund may invest in underlying funds that concentrate in the real estate sector. Real estate sector concentration risk is the risk that the securities of real estate companies that an underlying fund purchases will underperform the market as a whole. To the extent that the underlying fund's investments are concentrated in real estate companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting real estate companies. Investments in real estate companies may also subject the underlying fund to the risks associated with the direct ownership of real estate. The general performance of the real estate industry has historically been cyclical and particularly sensitive to economic downturns. Changes in prevailing real estate values and rental income, interest rates and changing demographics may affect the value of securities of issuers in the real estate industry. Also, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of the credit extended. In addition to these risks, REITs are dependent on specialized management skills, and some REITs may have investments in relatively few properties, in a small geographic area, or a single type of property. These factors may increase the volatility of an underlying fund's investments in REITs.

o PREPAYMENT AND EXTENSION RISK. (Principal risk for: All Fixed-Income Funds) Prepayment risk is a principal risk for the Mortgage Securities Fund, which concentrates its investments in mortgage securities, and is also a principal risk for the other Fixed-Income Funds. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Mortgage securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

o REPURCHASE AGREEMENTS (Principal risk for: U.S. Government Money Fund) Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

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o RISKS OF OPTIONS AND FUTURES TRANSACTIONS. (Principal risk for: All Underlying
Funds except U.S. Government Money) These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to stock market
values,   interest  rates  or  the  currency   exchange  rate.  These  types  of
transactions will be used primarily for hedging purposes.



o SMALL TO MID CAP COMPANY RISK. (Principal risk for: Small to Mid Cap Fund, International Equity Fund) The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

o STOCK MARKET VOLATILITY. (Principal risk for: All Equity Funds and High Yield Bond Fund) Stock values fluctuate in response to issuer, political, market and economic developments. In the short term, stock prices can fluctuate dramatically in response to these developments. Securities that undergo an initial public offering may trade at a premium in the secondary markets. However, there is no guarantee that a Fund will have the ability to participate in such offerings on an ongoing basis or that such offering will trade at a premium in the secondary market.

o TAX RISK. (Principal risk for: Strategic Alternatives Fund) The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the IRS. It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules. In addition, the Fund's use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

o UNDERLYING FUND RISKS. (Principal risk for: All Allocation Funds) The ability of each Allocation Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by Accessor Capital. The value of the Underlying Funds' investments, and the net asset values ("NAV") of the shares of both the Allocation Funds and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and Fixed-Income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Allocation Fund or any Underlying Fund will be achieved.

Because the Allocation Funds invest in the Underlying Funds, the Allocation Funds' shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Allocation Funds allocate to those Underlying Funds. Each Allocation Fund may invest in certain Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including greater volatility, changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Each Fund may also invest in certain Underlying Funds that in turn invest in noninvestment grade Fixed-Income securities ("junk bonds"), which are considered speculative. In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts ("REITs") and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements; borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in this Prospectus and in the Statement of Additional Information.

o UNDERLYING FUNDS RISK. (Principal risk for Strategic Alternatives Fund). The following risks describe principal risks of the underlying funds (non Accessor Funds) in which the Fund invests.

o Asset-Backed Securities Risk. Asset-backed securities have prepayment risks similar to mortgage-backed securities, as discussed below.

o Credit Risk Associated With Asset-Backed Securities. Asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying asset-backed securities in the case of default. Asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

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o Mortgage-backed  Securities Risk. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the underlying fund's investment in mortgage-backed securities will result in an unforeseen loss of interest income to the underlying fund as it may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

o Collateralized Mortgage Obligation Risk. An underlying fund may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the underlying fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

o Bank Loan Risk. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the underlying funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the underlying funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the underlying funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the underlying funds purchase assignments from lenders, the underlying funds will acquire direct rights against the borrower on the loan. The underlying funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the underlying funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

o Commodity Risk. The underlying funds' investments in commodity-linked derivative instruments, including structured notes, may subject an underlying fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, the underlying funds must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the underlying funds' investment in commodities-linked derivatives were to exceed a certain threshold, the underlying funds could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

o Company or Security Specific Risk. Certain of the underlying funds are subject to the risk associated with events that are unique to a specific company, a specific security, a specific industry, or a specific security class. For example, a particular security's price will tend to react poorly with reference to an earnings announcement that is worse than the market expected. An underlying fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Specific issuers, and the prices of their securities, also are subject to risks.

o Convertible Securities Risk. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

o Foreign Securities Risk. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability.

Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will accessor 56

================================================================================
                              SECURITIES AND RISKS
================================================================================

affect an underlying fund's NAV, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the underlying fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the underlying fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the underling funds may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the underlying funds may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the underlying funds enter the contract may fail to perform its obligations to the underlying funds.

o Emerging Markets. The risks of foreign investments typically are greater in less developed countries, sometimes referred to as emerging markets. For example, political and economic structures in these countries may be less established and may change rapidly. These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility. In fact, short-term volatility in these markets and declines of 50% or more are not uncommon. Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

o Foreign Currencies Risk. Since foreign securities normally are denominated and traded in foreign currencies, the value of an underlying fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. The Fund or an underlying fund may, but is not required to, buy or sell foreign securities and options and futures contracts on foreign securities for hedging purposes in connection with its foreign investments.

If the Fund or an underlying fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. Dollar will result in a change in the U.S. Dollar value of the underlying fund's assets and the underlying fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the underlying fund's denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. Dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. Dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the underlying fund's income may be received or realized in these currencies, the underlying fund will be required to compute and distribute its income in U.S. Dollars. As a result, if the exchange rate for any such currency declines after the underlying fund's income has been earned and translated into U.S. Dollars but before payment to shareholders, the Fund or an underlying fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the underlying fund incurs an expense in U.S. Dollars and the exchange rate declines before the expense is paid, the underlying fund would have to convert a greater amount of U.S. Dollars to pay for the expense at that time than it would have had to convert at the time the underlying fund incurred the expense. The Fund or an underlying fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

o Junk Bonds Risk. Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general. During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

o Credit Risk. Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Many U.S. Government securities in which the underlying funds may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve credit risk.

o Interest Rate Risk. Interest rate risk is the risk that an investment's value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve or in any other interest rate relationship. Such changes usually affect securities inversely and can be reduced by diversifying (investing in fixed-income securities with different durations) or hedging (e.g., through an interest rate swap). Interest rate risk affects the value of bonds more directly than stocks, and it is a major risk to all bondholders. As interest rates rise, bond prices fall and vice versa. The rationale is that as interest rates increase, the opportunity cost of holding a bond decreases since investors are able to realize greater yields by switching to other investments that reflect the higher interest rate. For example, a 5% bond is worth more if interest rates decrease since the bondholder receives a fixed rate of return relative to the market, which is offering a lower rate of return as a result of the decrease in rates.

o MATURITY RISKS. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of an underlying fund's fixed income investments will affect the volatility of the underlying fund's share price.


                                  accessor 57

================================================================================
                              SECURITIES AND RISKS
================================================================================
o OPTIONS AND FUTURES TRANSACTIONS RISK. These types of transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on the underlying fund's exposure to market values, interest rates or the currency exchange rate, which in turn can affect the Fund.

As with any mutual fund, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the federal deposit insurance corporation or any other government agency.

================================================================================
                CERTAIN ADDITIONAL INVESTMENT STRATEGIES & RISKS
================================================================================
The Funds may invest in other types of securities and employ additional investment techniques that are not the principal investment strategies of the Funds and therefore not described in this Prospectus. The additional security types, techniques and their accompanying risks are more fully described in the Funds' SAI, which may be obtained free of charge by contacting the Fund.

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and each Fund's Money Manager and a description of how Accessor Capital and each Money Manager is compensated for the services it provides.

A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Funds' investment advisory contracts is contained in the Statement of Additional Information. This information is also available in the Funds' Annual Report to shareholders.

Each Fund paid the following management fees in fiscal year 2007 (reflected as a percentage of average net assets) to Accessor Capital and/or the Fund's Money Manager. Note: The Strategic Alternatives Fund started investment operations in January 2008 and is not reflected in this table:


----------------------------------------------------------|---------------------------------------------------
                                       TOTAL ANNUAL       |    ANNUAL MANAGEMENT FEE          ANNUAL FEE
                                      MANAGEMENT FEES     |     TO ACCESSOR CAPITAL        TO MONEY MANAGER
                                    (AS A PERCENTAGE OF   |     (AS A PERCENTAGE OF      (AS A PERCENTAGE OF
                                     DAILY NET ASSETS)    |      DAILY NET ASSETS)         DAILY NET ASSETS)
FUND                               FOR FISCAL YEAR 2007   |    FOR FISCAL YEAR 2007      FOR FISCAL YEAR 2007
----------------------------------------------------------|---------------------------------------------------

Growth                                    0.83%           |          0.45%                      0.38%
Value                                     0.70%           |          0.45%                      0.25%
Small to Mid Cap                          0.94%           |          0.60%                      0.34%
International Equity                      1.00%           |          0.55%                      0.45%
High Yield Bond                           0.61%           |          0.36%                      0.25%
Intermediate Fixed-Income                 0.46%           |          0.33%                      0.13%
Short-Intermediate Fixed-Income           0.46%           |          0.33%                      0.13%
Mortgage Securities                       0.61%           |          0.36%                      0.25%
US Government Money                       0.08%           |          0.08%                      0.00%
Allocation Funds                          0.10%           |          0.10%                      0.00%

--------------------------------------------------------------------------------------------------------------

MANAGER Accessor Capital Management LP, 1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Each Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund, Strategic Alternatives Fund and the Allocation Funds.

An investment committee consisting of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst are primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager. Mr. Whatley has been with Accessor Capital since 1991 as Executive Director. Mr. Rowader has been with Accessor Capital since February 2007, as Investment Officer and as Chief Investment Officer since
February 2008. Mr. Herber has been with Accessor Capital since February 2008. Mr. Roberge has been with Accessor Capital since April 2002, and as the Investment Analyst since 2006.


                                  accessor 58

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

Each Fund pays Accessor Capital an annual management fee for providing management and administration services equal to the percentage shown above under "Annual Management Fee to Accessor Capital" of each Fund's average daily net assets. The annual management fee for the Strategic Alternatives Fund is 0.70%.

Each Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Funds. For providing these services, Accessor Capital receives a fee equal to 0.15% of the average daily net assets of the Growth, Value, Small to Mid Cap and International Equity Funds; 0.14% of the average daily net assets of the Strategic Alternatives Fund; 0.13% of the average daily net assets of the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, and Mortgage Securities Funds; and 0.05% of the average daily net assets of the U.S. Government Money Fund and reimbursement of certain out of pocket expenses. The Allocation Funds pay no fees for transfer agent or administrative services.


Accessor Capital has entered into a subadvisory agreement with each Money Manager and Accessor Funds on behalf of the respective Underlying Fund, whereby the Fund pays the Money Manager a subadvisory fee. For the Small to Mid Cap Fund, High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed rate. The Money Managers for the Value, Growth, and International Equity are compensated based, in part, on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts, a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.


For Pictet Asset Management Limited for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The Growth Fund entered into an advisory agreement with a new Money Manager, Smith Asset Management Group, effective September 21, 2007. The fee arrangements under these agreements are similar to those described above.


DISTRIBUTOR SEI Investments Distribution Company ("Distributor"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

--------------------------------------------------------------------------------
GROWTH FUND|
-----------|

Money Manager     Smith Asset Management Group, LP
                           100 Crescent Court, Suite 1150
                           Dallas, TX  75201

Smith Asset Management Group, LP ("Smith Group") has managed the Growth Fund since September 21, 2007. Founded in 1995, Smith Group has approximately $5.8 billion in assets under management as of December 31, 2007.

The Growth Fund is team-managed by the Smith Group. As Chief Investment Officer, Stephen S. Smith, CFA, directs the portfolio management team in implementing the investment process he designed. The team employs a process that combines quantitative and traditional research criteria that Stephen S. Smith, CFA has executed for over 25 years.

Stephen S.  Smith,  CFA,  John D.  Brim,  CFA,  Royce W.  Medlin,  CFA,  William
Ketterer, CFA, and A. Michelle Pryor, CFA have been jointly and primarily responsible for the day-to-day management of the Growth Fund since September 21, 2007.

Stephen S. Smith, CFA, CEO and Chief Investment Officer, is the founder of Smith Asset Group. Since the firm's founding in 1995, he has served as both chief executive officer and chief investment officer. He began his investment management career as a portfolio manager with Wachovia Bank in 1976. In 1983 he joined the predecessor to Bank of America, where he held a variety of senior investment management positions.

                                  accessor 59

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------

John D. Brim, CFA, Portfolio Manager, joined Smith Group in March 1998. Mr. Brim is a portfolio manger and responsible for equity research within the health care sector. From April 1997 to March 1998, he was a manager within the Institutional Investment Consulting Group of Deloitte & Touche, LLP. From June 1990 to April 1997, he held a variety of positions, including senior client manager, with NationsBank Asset Management in Dallas.

Royce W. Medlin, CFA, Portfolio Manager, joined Smith Group in January 2006. Prior to joining Smith Group, he was President and Portfolio Manager of Belmont Wealth Management where he worked from 2002 to 2005. From 1991 to 2002, he served as a portfolio manager at U.S. Trust in Dallas and Team Bank Trust Investments in Fort Worth.

William Ketterer, CFA, Portfolio Manager, joined Smith Group in January of 2007 as a portfolio manager. From March 1999 to January 2007, he served as Senior Vice President and Portfolio Manager with The Private Bank at Bank of America where he managed portfolios for institutions and high net worth individuals. From 1993 to 1999, he worked in corporate development within the healthcare industry. Prior to 1993, he was Vice President and General Manager of a west coast startup.

A. Michelle Pryor, CFA, Portfolio Manager, joined Smith Group in April 1998. Ms. Pryor is a portfolio manager and responsible for equity research within the consumer discretionary sector. Prior to joining the company, she was a trading assistant for Bell Fundamental Futures, L.L.C., a commodity-trading advisor, in Memphis, Tennessee.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Beginning on September 21, 2007, the Fund has agreed to pay Smith Group, a management fee composed of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25%.of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. The Performance Fee Adjustment will be calculated monthly by (i) determining the difference in performance between the Advisor Class shares of the Fund and the Fund's benchmark index (the "Performance Difference"); (ii) using the Performance Difference to determine the performance adjustment rate ("Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period. For the period from September 21, 2007 through September 20, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a null zone that is equal to plus 1.00% or minus 1.00%, the Performance Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Adjustment Rate shall not exceed an absolute value of 0.15% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.10% and the maximum possible annual fee will be 0.40%.

The chart below illustrates how the Money Manager's fees are calculated. Because of the higher expenses associated with A Class, C Class and Investor Class shares, the performance of Advisor Class shares is generally better. Regardless of any differences in performance among different share classes, a Performance Adjustment Rate will be determined using the performance of the Fund's Advisor Class.

[graphic]

Prior to the Smith Group, the sub-adviser was Enhanced Investment Technologies, LLC ("INTECH"). As compensation for INTECH's services, prior to May 1, 2007, the Fund paid INTECH, a fee, computed daily and paid quarterly at the annual rate of 0.45% of the aggregate daily net assets of the Fund. Beginning on May 1, 2007 through September 21, 2007, the Fund agreed to pay INTECH, a management fee comprised of a monthly base fee payable at an annual rate of 0.40%.

--------------------------------------------------------------------------------
                                  accessor 60

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
VALUE FUND|
--------- |

Money Manager  Acadian Asset Management LLC, One Post Office Square, 20th Floor,
               Boston, MA  02109

Acadian  has   managed  the  Value  Fund  since  March  1,  2007.   Acadian  has
approximately $83.7 billion of assets under management as of December 31, 2007.

The core equity investment team oversees a single process that produces all core equity portfolios. This team consists of 12 portfolio managers. A lead manager is assigned to monitor adherence to client specific investment objectives. Constantine P. Papageorgiou, CFA, Vice President and Portfolio Manager is the lead manager for the Growth Fund since March 1, 2007. Mr. Papageorgiou has been a portfolio manager with Acadian since August 2006 and is a member of the global research and portfolio management team. Prior to Acadian, Mr. Papageorgiou was with the AlphaSimplex Group in Cambridge as Vice President, Research Scientist from 2002 to 2006 and a software engineer at iSpheres Corporation from 2001 to 2002.

Qi Zeng, CFA, Senior Vice President and Portfolio Manager, is the backup portfolio manager. Ms. Zeng has been with Acadian since November 2006. Prior to Acadian, Ms. Zeng was the head of the global quantitative research team at State Street Global Markets from 2005 to 2006 and head of US quantitative strategy at Morgan Stanley from 1999 to 2005.

The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager a management fee composed of a monthly base fee (the "Base Fee") payable at an annual rate of 0.25% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. The Performance Fee Adjustment will be calculated monthly by (i) determining the difference in performance between the Advisor Class shares of the Fund and the Fund's benchmark index (the "Performance Difference"); (ii) using the Performance Difference to determine the performance adjustment rate ("Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period. For the period from March 1, 2007 through February 29, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a null zone that is equal to plus 0.75% or minus 0.75%, the Performance Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Adjustment Rate shall not exceed an absolute value of .05% and shall be made when the Performance Difference reaches plus or minus 3.25%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.20% and the maximum possible annual fee will be 0.30%.

The chart below illustrates how the Money Manager's fees are calculated. Because of the higher expenses associated with A Class, C Class and Investor Class shares, the performance of Advisor Class shares is generally better. Regardless of any differences in performance among different share classes, a Performance Adjustment Rate will be determined using the performance of the Fund's Advisor Class.

[graphic]

Prior to Acadian, the Money Manager of the Value Fund was Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, MA 02109, from January 10, 2001 through February 28, 2007. As compensation for Wellington Management's service, the Fund agreed to pay Wellington Management a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

                                  accessor 61

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
SMALL TO MID CAP FUND|
 --------------------|


MONEY MANAGER Los Angeles Capital Management and Equity Research, Inc. ("LA Capital"), 11150 Santa Monica Blvd., Suite 200, Los Angeles, California 90025

LA Capital has managed the Small to Mid Cap Fund since June 2, 2008. LA Captal is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940. As of December 31, 2007, LA Capital managed approximately $5.8 billion in assets.

A team of investment professions manages the portion of the Small to Mid Cap Fund's assets allocated to LA Capital. The portfolio management team consists of Thomas D. Stevens, CFA, Hal Reynolds, CFA, David Borger, CFA, Stuart Matsuda and Christine Kugler. Thomas Stevens, Chairman, is responsible for developing and managing the firm's resources for research, portfolio management, trading, operations, and relationship management. Hal Reynolds, Chief Investment Officer, chairs the Investment Committee and is responsible for the firm's investment process. David Borger, Director of Research, is responsible for managing the firm's research activities. Stuart Matsuda, Director of Trading, and Christine Kugler, Director of Implementation, are responsible for developing the firm's trading strategies and implementing the trading program. All five members of the portfolio management team are principals of the firm and have been with LA Capital since the firm's inception in 2002. All five members of the portfolio management team also serve on the Investment Portfolio Review Committees. The Investment Committee is responsible for reviewing investment research in the areas of stock selection, risk management, portfolio construction, trading, and for approving all changes to the investment process. The Portfolio Review committee meets monthly and is responsible for monitoring the risk exposures of each portfolio to ensure compliance with written investment guidelines and the current outlook of the Dynamic Alpha stock selection model.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.


As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager a fee, computed daily and paid monthly at the annual rate of 0.40% of the aggregate daily net assets of the Fund.

Prior to LA Capital, the Money Manager of the Fund was SSgA Funds Management, Inc., ("SSgA FM") One Lincoln Street, Boston, MA 02111 from June 1, 2001 through June 1, 2008. As compensation for SSgA FM's services, the Fund paid SSgA FM as follows: Prior to May 1, 2007, the Fund paid SSgA FM a fee, computed daily and paid quarterly at the annual rate of 0.35% of the average daily net assets of the Fund. From May 1, 2007 through September 30, 2007, the Fund paid SSgA FM a monthly base fee payable at an annual rate of 0.30% of the Fund's average daily net assets. Beginning October 1, 2008, the Fund paid SSgA FM a monthly base fee payable at an annual rate of 0.40% of the Fund's average daily net assets of the Fund over such month.



--------------------------------------------------------------------------------
                                  accessor 62

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND|
------------------------ |

MONEY MANAGER           Pictet Asset Management Limited, Moor House - Level 11,
                        120 London Wall, GB-London EC2Y 5ET

Founded in 1980, Pictet Asset Management Limited (formerly Pictet International Management Limited) ("Pictet") has managed the Fund since October 1, 2005.
Pictet and its affiliates had approximately $236 billion of assets under management as of December 31, 2007. Pictet uses a team approach in managing the International Equity Fund. A team of three experienced senior investment managers primarily based in London are responsible for implementing the investment strategies of the International Equity Fund.

Richard Heelis, Business Unit Head of the Regional Equities Team and Co-Head of the EAFE Team, and since January 2002 has served in his current position as the Business Unit Head of the Regional Equities Team. Mr. Heelis joined PAM in 1999 as a Senior Investment Manager. Mr. Heelis began his career in 1984 as a member of the Economics/Strategy team at Norwich Union, and moved to the Norwich Union Far East Team in 1987. Initially covering both the Australian and Japanese markets, as well as developing derivative evaluation models, Mr. Heelis assumed full responsibility for all Norwich Union's Japanese Equity Portfolios in 1993. Mr. Heelis graduated with Masters Degree in Economics (with honors) from the University of Edinburgh and is an Associate member of the UK Society of Investment Professionals.

Fabio Paolini, CFA, Senior Investment Manager and Co-Head of the EAFE Team. Mr. Paolini joined the Research Department of Pictet & Cie in Geneva in 1994, initially in the Economics team and then in the European equities research team. In 1997 Mr. Paolini joined the Institutional Asset Management Team where he was responsible for Global and European equities mandates. He has served as Senior Investment Manager in the Regional Equities Team since January 2000 and as Co-Head of the EAFE Team since July 2006. Before transferring to PAM in London in 1999, Mr. Paolini spent four months with Brown Brothers Harriman in New York. Mr. Paolini earned his degree in Economics from the University of Siena (Italy), obtained a CFPI/AZEK in 1996 and received the Chartered Financial Analyst (CFA) in 1999.

Swee-Kheng Lee, Senior Investment Manger. Swee-Kheng joined Pictet Asset Management in 2007 as a Senior Investment Manager in the Regional Equities team with specific responsibility for EAFE. She began her fund management career at Norwich Union in 1995 (now Morley Fund Management, part of AVIVA) as a fund manager focusing on Asian/Emerging Markets. She has previously worked for Phillips and Drew (now part of UBS), The Central Bank of Malaysia and the Economist Intelligence Unit. Swee-Kheng has a BA in PPE and a PhD in Economics from Oxford University. She is also an associate member of the UK Society of Investment Professionals (UKSIP).

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Fund.

As compensation for the Money Manager's services, prior to May 1, 2007, the Fund paid the Money Manager a fee, computed daily and paid quarterly, at the annual rate as set forth below of the aggregate daily net assets of the Fund:

         0.50% on the first $50,000,000
         0.45% on the next $50,000,000
         0.40% above $100,000,000

Effective May 1, 2007, as compensation for the Money Manager's service, the Fund has agreed to pay the Money Manager, a management fee comprised of a monthly base fee (the "Base Fee") payable at an annual rate of 0.45% of the Fund's average daily net assets over such month and a performance fee adjustment (the "Performance Fee Adjustment") based on the average net assets of the Fund over a 12-month rolling period. The Performance Fee Adjustment will be calculated monthly by (i) determining the difference in performance between the Advisor Class shares of the Fund and the Fund's benchmark index (the "Performance Difference"); (ii) using the Performance Difference to determine the performance adjustment rate ("Performance Adjustment Rate"); and (iii) applying the Performance Adjustment Rate to the average daily net assets of the Fund during a rolling 12-month comparison period. For the period from May 1, 2007 through April 30, 2008, the Money Manager will be paid at the Base Fee without regard to any Performance Fee Adjustment. The Performance Adjustment Rate will increase or decrease proportionately with the Performance Difference. To the extent that the Performance Difference falls within a null zone that is equal to plus 1.50% or minus 1.50%, the Performance Adjustment Rate shall be zero and there shall be no Performance Fee Adjustment. The Performance Adjustment Rate shall not exceed an absolute value of 0.20% and shall be made when the Performance Difference reaches plus or minus 3.50%. Therefore, the minimum possible annual fee payable to the Money Manager will be 0.25% and the maximum possible annual fee will be 0.65%.

The chart below illustrates how the Money Manager's fees are calculated. Because of the higher expenses associated with A Class, C Class and Investor Class shares, the performance of Advisor Class shares is generally better. Regardless of any differences in performance among different share classes, a Performance Adjustment Rate will be determined using the performance of the Fund's Advisor Class.

--------------------------------------------------------------------------------
                                  accessor 63

================================================================================
MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


[graphic]


--------------------------------------------------------------------------------
HIGH YIELD BOND FUND|
------------------- |



MONEY MANAGER     First Western Investment Management, Inc. ("First Western")
                  1900 Avenue of the Stars,
                  Suite 900, Los Angeles, California   90067



First Western acquired the investment advisory business of Financial Management Advisors, LLC ("FMA") on June 1, 2008. FMA had managed the High Yield Bond Fund since May 1, 2000. First Western is the principal investment advisory subsidiary of First Western Financial, Inc. First Western has approximately $580 million of assets under management as of December 31, 2007 and First Western Financial, Inc. has approximately $1.37 billion of assets under management as of December 31, 2007.

Mr. Steven S. Michaels has been directly responsible for the day-to-day management of the Fund since May 1, 2000 through his association with FMA. Mr. Michaels is Executive Vice President and Managing Director of High Yield at First Western, with 18 years of industry experience and had served as a member of the professional investment staff at FMA for 15 years. Mr. Michaels' responsibility over the last six years include high yield fixed income portfolio management and directing the firm's noninvestment grade bond research. Mr. Michaels, assisted by First Western's Fixed Income Team, manages the Fund utilizing First Western's risk management analytics to regularly evaluate the composition of the Fund and implements investment strategies that leverage the individual expertise of the team members.


The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate of 0.25% of the aggregate daily net assets of the Fund.

--------------------------------------------------------------------------------
INTERMEDIATE FIXED-INCOME FUND      |
SHORT-INTERMEDIATE FIXED-INCOME FUND|
----------------------------------- |


MONEY MANAGER           Pacific  Investment  Management  Company LLC ("PIMCO"),
                        840 Newport Center Drive, Suite 360,
                        Newport Beach, CA 92660

PIMCO has managed the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund since May 19, 2008. PIMCO* was founded in Newport Beach, California in 1971. PIMCO is one of the world's largest fixed income managers, with a presence in every major global bond market. PIMCO started as a subsidiary of Pacific Life Insurance Company to manage separate accounts for institutional clients. Today, the PIMCO Group's global client base is served from offices in New York, Singapore, Tokyo, London, Sydney, Munich, Toronto, Hong Kong, and Newport Beach. PIMCO has approximately $746,301 million in assets under management as of December 31, 2007.

PIMCO's fixed income portfolio group works on a team or consensus basis, so all accounts with similar objectives will have similar structures. The group's structure can best be described as a hub and spoke system, with seven senior generalist portfolio managers being the hub, receiving input from many specialists. The sector specialists relay information, provide strategic ideas and trading strategies and assist with execution. One generalist is assigned to each of PIMCO's accounts. Chris Dialynas is the portfolio manager responsible for the day-to-day investment decisions of the Funds. Mr. Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO's investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-nine years of investment experience and holds a bachelor's degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business.

The Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, each Fund has agreed to pay the Money Manager a fee, computed daily and paid monthly, at the annual rate of 0.25% of the aggregate daily net assets of each Fund.

Prior to PIMCO, the Money Manager was Cypress Asset Management ("Cypress"), 26607 Carmel Center Place, Carmel, CA, from September 21, 1998 through May 18, 2008. As compensation for Cypress' service, from June 1, 2007 through May 18, 2008, each Fund agreed to pay Cypress a fee, computed daily and paid quarterly at the annual rate of 0.15% of the aggregate daily net assets of each Fund. Prior to June 1, 2007, Cypress was paid an annual fee of 0.10% of the aggregate daily net assets of each Fund.


* Includes  PIMCO's  global  affiliates,  as appropriate.


--------------------------------------------------------------------------------
                                   accessor 64

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------
MORTGAGE SECURITIES FUND|
------------------------|

MONEY MANAGER   BlackRock  Financial Management, Inc. ("BlackRock")
                40 E. 52nd Street, New York, NY 10022

BlackRock or its predecessors have managed the Mortgage Securities Fund since May 18, 1992. Founded in 1988, BlackRock has approximately $1.36 trillion in assets under management as of December 31, 2007.

BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Andrew J. Phillips, Managing Director, has been primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. While Mr. Phillips is supported by the Investment Strategy Group, he is responsible for the investment decisions of the Fund. Mr. Phillips has been a Managing Director of BlackRock since 1999. Mr. Phillips is co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group and a member of the Leadership Committee. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities. Mr. Phillips has been a member of BlackRock's fixed income team since 1991.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

As compensation for the Money Manager's services, the Fund has agreed to pay the Money Manager, a fee, computed daily and paid quarterly at the annual rate as set forth below of the aggregate daily net assets of the Fund:

              0.25% of the first $100,000,000
              0.20% of the next $100,000,000
              0.15% above $200,000,000
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND, STRATEGIC ALTERNATIVES FUND  & ALLOCATION FUNDS|
---------------------------------------------------------------------------|
MANAGER  Accessor Capital Management LP ("Accessor Capital")
         1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994, the Allocation Funds since December 27, 2000, and the Strategic Alternatives Fund since January 29, 2008. Accessor Capital was founded in 1991 and has approximately $3.0 billion in assets under management as of December 31, 2007.

Prior to January 2007, a specific individual was responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. Effective January 2007, an investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds and the Strategic Alternatives Fund since January 2008. The investment committee consists of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst.

Mr. Whatley has been with Accessor Capital as the Executive Director since 1991. As the chair of the Investment Committee, he is responsible for the oversight of the Committee.

Mr. Rowader has been with Accessor Capital since February 2007, first as Investment Officer and member of the Investment Committee, from December 2007, as Senior Investment Officer, and from February 2008 as Chief Investment Officer. Mr. Rowader is primarily responsible for the overall management of the investment department and investment decisions for Allocation Funds, the U.S. Government Money Fund and the Accessor Strategic Alternatives Fund. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader received his MBA with concentration in Finance from the University of Colorado.

Mr. Herber has been with Accessor Capital since February 1, 2008 as an Investment Officer and member of the Investment Committee. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds. Prior to Accessor Capital, Mr. Herber was a Research Analyst at Wexford Capital Management from February 2006 through January 2008; the owner and operator of Genesis Games and Gizmos from June 2004 through January 2006; and a research associate at Capital International from June 2002 through May 2004. Mr. Herber has been a CFA Charterholder since 2003.

Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He has been a member of the Investment Committee since January 2007. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund, the Strategic Alternatives Fund and the Allocation Funds. Accessor Capital receives no additional fee beyond its management fee, as previously described, for these services.

--------------------------------------------------------------------------------
                                   accessor 65

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------
Except for the Strategic Alternatives Fund (which has no specific class designation) and the Intermediate Fixed-Income Fund and Mortgage Securities Fund (which do not offer A Class Shares), each Fund offers four classes of shares:
Investor Class, Advisor Class, A Class and C Class Shares to the public, through the Distributor. The U.S. Government Money Fund also offers Institutional Class Shares. The Strategic Alternatives Fund and the A Class Shares and C Class Shares of the other Funds are offered in this prospectus. Investor, Institutional and Advisor Class Shares are offered through separate prospectuses. Each share class of a Fund represents investments in the same portfolio of securities, but each share class will differ principally in terms of sales charges and ongoing expenses, allowing you to choose the share class that best meets your current investment needs.

A Class Shares and C Class Shares are designed for people investing through a third party, such as a bank, broker dealer, a financial adviser, or in a 401(k) or other retirement plan. Third parties may impose policies or fees which are different from those described below. The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund. WHEN YOU PURCHASE SHARES OF A FUND, YOU MUST CHOOSE A SHARE CLASS. IF NO SHARE CLASS IS CHOSEN, THE TRANSFER AGENT WILL REJECT YOUR INVESTMENT.

When choosing a share class you should consider the following:

o    How long you expect to own the shares;

o    How much you intend to invest;

o    Total expenses associated with owning shares of each class;

o Whether you qualify for any reduction or waiver of sales charges (for example, A Class Shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver); and

o Whether you plan to take any distribution in the near future (for example, the contingent deferred sales charge is waived when taken through a systematic withdrawal plan).

A CLASS SHARES may be appropriate for investors who prefer to pay a Fund's sales charge up front, want to take advantage of the reduced sales charges available on larger investments and/or have a longer term investment horizon.

C CLASS SHARES may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter term investment horizon.

EACH INVESTOR'S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISER TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

Sales personnel may receive different compensation for selling each share class. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

--------------------------------------------------------------------------------
A CLASS SHARES GENERAL|
--------------------- |

o SALES CHARGES FRONT-END SALES CHARGE. A Class Shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

FOR EQUITY FUNDS and ALLOCATION FUNDS (EXCEPT INCOME ALLOCATION FUND):

--------------------------------------------------------------------------------
                       SALES CHARGE      SALES CHARGE AS       broker-dealer
                      DEDUCTED AS A %      A % OF YOUR       COMMISSIONS AS A %
YOUR INVESTMENT       OFFERING PRICE      NET INVESTMENT     OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $50,000        5.75%               6.10%                5.00%
$50,000 $99,999          4.75%               4.99%                4.00%
$100,000  $249,999       4.00%               4.17%                3.25%
$250,000  $499,999       3.00%               3.09%                2.25%
$500,000  $999,999       2.00%               2.04%                1.50%
$1 million or more*      0.00%               0.00%            up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------
                                   accessor 66

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------

FOR FIXED-INCOME FUNDS (EXCEPT THE INTERMEDIATE FIXED-INCOME FUND, MORTGAGE SECURITIES FUND AND U.S. GOVERNMENT MONEY FUND) AND INCOME ALLOCATION FUND:

--------------------------------------------------------------------------------
                        SALES CHARGE      SALES CHARGE AS      broker-dealer
                       DEDUCTED AS A %      A % OF YOUR      COMMISSIONS AS A %
YOUR INVESTMENT        OFFERING PRICE      NET INVESTMENT    OF OFFERING PRICE
--------------------------------------------------------------------------------
Less than $100,000        4.75%               4.99%               4.00%
$100,000  $249,999        4.00%               4.17%               3.25%
$250,000  $499,999        3.00%               3.09%               2.25%
$500,000  $999,999        2.00%               2.04%               1.50%
$1 million or more*       0.00%               0.00%           up to 1.00%**
--------------------------------------------------------------------------------
*A 1.00% CDSC MAY BE CHARGED ON ANY SHARES SOLD WITHIN 24 MONTHS OF PURCHASE. **THE DISTRIBUTOR MAY PAY AN UPFRONT COMMISSION TO FINANCIAL INTERMEDIARIES ON SALES OF $1 MILLION OR MORE OF UP TO 1.00%. CONSULT THE STATEMENT OF ADDITIONAL INFORMATION FOR ADDITIONAL INFORMATION ON A CLASS SHARES DEALER CONCESSIONS.
--------------------------------------------------------------------------------

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.

o    ELIMINATING THE SALES CHARGES

U.S. GOVERNMENT MONEY FUND: You will not pay an initial sales charge on direct purchases of A Class Shares of the U.S. Government Money Fund. However, should you exchange or transfer out of the A Class Shares of the U.S. Government Money Fund into A Class Shares of another Fund, you will be subject to an initial sales charge upon the transfer or exchange.

CERTAIN DEFINED CONTRIBUTION PLANS: Employer-sponsored defined contribution-type plans, including certain 403(b) plans, investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers involving retirement plan assets invested in the Accessor Funds, may invest with no sales charge and are not subject to a contingent deferred sales charge. Also exempt are investments made through retirement plans, endowments or foundations with $50 million or more in assets. Retirement and benefit plans include qualified and nonqualified retirement plans, deferred compensation plans and certain other retirement, savings or benefit plans, excluding traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPS, SARSEPS, SIMPLE IRAs, and individual 403(b) plans.

FEE-BASED INVESTMENT PROGRAMS: Purchases made by or on behalf of financial intermediaries or their trading agents that have entered into arrangements with Accessor Funds or the Distributor specifically for such purchases for clients participating in a fee-based investment program (subject to all its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which the client pays an asset based fee for investment advisory, administrative and/or brokerage services to the financial intermediary.

OTHER INVESTORS: Certain other investors may qualify to purchase Fund shares without a sales charge, such as employees of broker-dealer firms and registered investment advisors that have entered into a selling agreement with the Distributor or who are otherwise authorized to sell Accessor Funds, employees of banks that are affiliated with such broker-dealer firms, current and former directors of Accessor Funds, and employees of Accessor Capital. Please see the Statement of Additional Information for more information.

You will not pay an initial sales charge on shares purchased by reinvesting dividends and distributions, when using the reinstatement privilege, or when a merger, consolidation or acquisition of assets of an Accessor Fund occurs.

Financial intermediaries may receive commissions or other concessions on investments made in A Class Shares with no initial sales charge, which are paid from various sources, such as from any CDSC and distribution and service fees or from the Distributor. These commissions and concessions are described herein and in the Statement of Additional Information. The Funds may reimburse the Distributor for some or all of these payments through their Plans of Distribution (see below). Financial intermediaries may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the A Class and C Class Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries.

o    REDUCING THE SALES CHARGES

YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU PURCHASE A CLASS SHARES THAT YOU QUALIFY FOR A REDUCTION IN THE INITIAL SALES CHARGE. TO HAVE YOUR A CLASS SHARES SALES CHARGE, IF ANY, WAIVED, YOU MUST LET YOUR INVESTMENT DEALER AND ACCESSOR FUNDS OR THE TRANSFER AGENT KNOW AT THE TIME YOU REDEEM YOUR SHARES THAT YOU QUALIFY FOR SUCH A WAIVER.


                                   accessor 67

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------
AGGREGATING ACCOUNTS. To receive a reduced sales charge on your A Class Shares, investments made by you and your "immediate family" (your spouse and your children under the age of 21) in A Class Shares may be aggregated if made for your own account(s) and/or certain other accounts, such as:

o Trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the primary beneficiary of the trust;

o    Solely controlled business accounts and

o    Single participant retirement plans.

RIGHT OF ACCUMULATION. A right of accumulation lets you add the value of any A Class Shares you own in a Fund (including those shares acquired through re-investment of distributions) to the amount of your next A Class Shares investment for purposes of calculating the sales charge. You may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in A Class Shares of any of the Accessor Funds to determine your A Class Shares sales charge. Direct purchases of the U.S. Government Money Fund are excluded.

You must notify your financial adviser and Accessor Funds or the Transfer Agent at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of your financial adviser or Accessor Fund's Transfer Agent does not confirm your represented holdings.

LETTER OF INTENT. You may reduce your A Class Shares sales charges by establishing, in writing, a Letter of Intent. A Letter of Intent lets you purchase A Class Shares over a 13-month period at the same sales charge as if all shares had been purchased at once. Shares of U.S. Government Money Market Fund are excluded.

A Letter of Intent allows you to combine all non-U.S. Government Money Fund purchases of A Class Shares that you intend to make over a 13-month period, to determine the applicable sales charge; however, the Letter of Intent is to be completed based on amounts purchased, not on market value. Capital appreciation and reinvested dividends and capital gains do not apply toward these combined purchases.

To determine the applicable sales charge reduction, at your request you may also include the cost of A Class Shares in other Accessor Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to Accessor Funds receiving the Letter of Intent. You can obtain a Letter of Intent by contacting your financial advisor or by calling Accessor Funds at (800) 759-3504.

If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. If you redeem all of your A Class Shares before the 13 months is up, the Letter of Intent is automatically cancelled and the difference in the sales charge is deducted from your redemption proceeds.

Information concerning Sales Charge Reductions and Waivers can be found free of charge on the Accessor website at www.accessor.com. The website also contains hyperlinks to the related portions of the Funds' prospectus and SAI.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS ON REDUCING YOUR A CLASS SHARES' SALES CHARGE.

--------------------------------------------------------------------------------
C CLASS SHARES GENERAL|
--------------------- |

You will not pay a front-end sales charge when you buy C Class Shares of a Fund. All of your money is invested upon your purchase of the shares.

The offering price for C Class Shares is their net asset value, without a front-end sales charge. However, under certain circumstances there is a contingent deferred sales charge ("CDSC") of 1.00% on shares that you sell within one year of the date of purchase. Any shares held for more than one year will not be subject to a CDSC. The holding period for determining the CDSC will continue to run after an exchange to C Class Shares of another Fund.

--------------------------------------------------------------------------------
MORE ON CDSC|
 -----------|

The CDSC is a sales charge that you pay when you redeem certain Fund shares. The
CDSC:

o    Is calculated based on the number of shares you are selling;

o Is based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower;

o Is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o If a CDSC is applicable, applies to redemptions made through the date 24 months after the date on which your purchase was accepted for A Class Shares and applies to redemptions made through the date one year after the date on which your purchase was accepted for C Class shares.


                                   accessor 68

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------

A CDSC regardless of class will not be charged on (i) increases in net asset value above the purchase price or (ii) shares you acquired by reinvesting your dividends or capital gains distributions. To keep your CDSC as low as possible, each time that you place a request to sell shares, we will first sell any shares in your account that are no longer subject to the CDSC.

o ELIMINATING THE CDSC If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your financial intermediary should notify the Funds' Transfer Agent, at the time of the purchase. If the Transfer Agent is not notified at the time of purchase, the CDSC will apply. As long as the Transfer Agent is notified at the time you purchase your shares, the CDSC for such shares may generally be eliminated to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); where shares were purchased through a financial intermediary who did not receive advance sales payments or commissions; to make payments through Accessor Funds' systematic withdrawal plan; or due to shareholder death or disability. If you think you may be eligible for a CDSC elimination, contact your financial intermediary or Accessor Funds. Check the SAI for additional details.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE ARRANGEMENTS
-------------------------------------

o DISTRIBUTION AND SERVICE PLANS. Accessor Funds has adopted Distribution and Service Plans (Rule 12b-1 Plans) under which it may finance activities primarily intended to sell shares, to pay for marketing and other fees to support the sale and distribution of A Class Shares and C Class Shares and certain services provided to you by your financial intermediary, provided the categories of expenses are approved in advance by the Accessor Fund's Board of Directors and your financial intermediary is permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan. These annual distribution and service fees may equal up to 0.25% for the Fixed-Income Funds A Class Shares, up to 0.35% for the Equity Funds' A Class Shares and up to 1.00% for C Class Shares, and are paid out of the assets of the Funds' A Class or C Class Shares. For both share classes, up of 0.25% of these expenses may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class may be used for distribution expenses. These fees may not be paid where tracking data is not available for certain accounts or where the authorized institution waives part of the compensation. In such cases, the payment of any otherwise applicable CDSC may not be required.

Each class of shares pays distribution fees and service fees either to the Distributor, which may pay some or all of these fees to financial intermediaries for sales and distribution-related activities and providing nondistribution related shareholder services or directly to financial intermediaries.

Generally, the 12b-1 fees are paid to financial intermediaries on a monthly basis. The Distributor retains the first year of such fees where the Distributor pays financial intermediaries the 12b-1 fee upon initial purchase of C Class
Shares or for investments over $1 million in the A Class Shares. The Distribution and Service Plan recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services and may be in the form of cash, or if permitted, noncash payments.

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost and reduce the return of your investment. The higher fees for C Class Shares may cost you more over time than paying the initial sales charge for A Class Shares and a lower ongoing 12b-1 fee.

o OTHER COMPENSATION TO DEALERS The Distributor may pay or sponsor informational meetings for dealers as described in the SAI. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concessions to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's provide marketing or service support to the Funds. For more information, please see the SAI.

Accessor Capital or its affiliates may make payments, out of their own assets, to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the SAI for more information.

o ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an administrative plan (the "ACM Administrative Plan") with respect to shares of the U.S. Government Money Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own U.S. Government Money Fund shares either directly or through omnibus accounts. The maximum annual accessor 69

================================================================================
                      A CLASS AND C CLASS SHARES  GENERAL
--------------------------------------------------------------------------------

amount payable to Accessor Capital is 0.25% of the average daily net assets of the shares of the U.S. Government Money Fund, provided, however, that the U.S. Government Money Fund shall not directly or indirectly pay any distribution or nondistribution related amounts for the A Class Shares or C Class Shares that will be allocated under the Accessor Funds' Distribution and Service Plans.

o DEFENSIVE DISTRIBUTION PLAN. The Strategic Alternatives Fund has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Fund.

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
TRANSFER AGENT  |
----------------|

The Transfer Agent for the Funds is Accessor Capital Management LP. Mail can be directed to the Transfer Agent at either:

Accessor Capital Management LP
Attn:  Shareholder Services
1420 Fifth Avenue, Suite 3600
Seattle, WA  98101

or

Accessor Funds, Inc.
Attn: Shareholder Services
P. O. Box 1748
Seattle, WA 98111-1748
--------------------------------------------------------------------------------
WHERE TO PURCHASE|
 ----------------|

o FINANCIAL INTERMEDIARIES. Shares of the Funds are usually purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets who may receive a payment from Accessor Funds for distribution and services and/or administrative services. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds. These financial intermediaries may also charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

o DIRECT. Investors may purchase Shares of the Funds directly from the transfer agent for Accessor Funds for no sales charge or commission.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

                                  accessor 70

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE|                           |Shares  of  the  Funds  may  not be
-------------- |                           |purchased  on days when the NYSE is
                                           |closed for trading: New Year's Day,
Not all Accessor Funds may be offered in   |Martin   Luther   King,   Jr.  Day,
your state of  residence.  Contact  your   |Presidents    Day,   Good   Friday,
financial  intermediary  or the Transfer   |Memorial  Day,   Independence  Day,
Agent to  ensure  that the Fund you want   |Labor  Day,  Thanksgiving  Day and
to  purchase is offered in your state of   |Christmas Day.
residence.                                 |------------------------------------

Normally your financial intermediary will send your purchase requests to Accessor Funds' Transfer Agent. Purchase orders are accepted on each business day that the New York Stock Exchange ("NYSE") is open and must be received in good order. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s), allocation of investment, class of shares, and signature of authorized signer. You must let the Transfer Agent know at the time you purchase A Class Shares that you qualify for a reduction in the initial sales charge. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the net asset value per share ("NAV") plus any initial sales charge that applies after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Requests must be received prior to the close of the NYSE, normally 4:00 p.m. Eastern time, except the U.S. Government Money Fund. If the Transfer Agent receives a purchase order for shares of U.S. Government Money Fund on any business day marked "Same Day Settlement" and the invested monies are received via fedfunds wire before 5:00 p.m. Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the U.S. Government Money Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement," the Transfer Agent must receive payment for shares by 12:00 noon. Eastern time on the business day following the purchase request. The Funds may restrict or close an account when necessary or appropriate to comply with antimoney laundering laws. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:

o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Shares of a Fund by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in any of the Accessor Funds are made automatically on a regular basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign an Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Fund Shares. Such securities would be valued the same way the Funds' securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.


--------------------------------------------------------------------------------
                                   accessor 71

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
o PORTFOLIO REBALANCING. Your financial intermediary may provide one or more Model Investment Portfolios. Your financial intermediary may develop various investment models utilizing the Accessor Funds that will designate how, on a percent basis, the total value of your Accessor Funds holdings should be rebalanced, and at what frequency, quarterly, Semi-Annual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your Accessor Funds for shares of the same class of one or more other Accessor Funds in your account. The Transfer Agent must receive requests to participate, make changes or cancel in good order from your financial intermediary at least five business days prior to the next rebalancing date. You may realize taxable gains from these exchanges. Accessor Funds may modify, suspend or terminate the program at any time on 60 days prior written notice.

--------------------------------------------------------------------------------
IRA/SIMPLE IRA/ROTH IRA/COVERDELL EDUCATION SAVINGS|
ACCOUNT PLANS                                      |
---------------------------------------------------|

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from the Transfer Agent by calling (800) 759-3504.
--------------------------------------------------------------------------------



                                INVESTMENT MINIMUMS - all funds except Strategic Alternatives
--------------------------------------------------------------------------------------------------------------------------------
REGULAR ACCOUNTS                                               |   RETIREMENT ACCOUNTS
                                                               |
INITIAL INVESTMENT                                             |   INITIAL INVESTMENT
One Fund only:             $5,000                              |   Traditional IRA/Roth IRA/  $2,000 aggregated among the Funds
Multiple Funds:            $10,000 aggregated among the Funds  |   SIMPLE/Coverdell:
Automatic Investment Plan: $100 per Fund                       |   Automatic Investment Plan: $100 aggregated among the Funds



---------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INVESTMENT(S) all accounts: $100 per Fund           |Automatic Investment Plan:             $100 per transaction
----------------------------------------------------------------------------------------------------------------------------------
                                                 MAXIMUM INVESTMENT C CLASS SHARES
                            $1 million per transaction per investor or less if broker-dealer limits apply
----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT MINIMUMS -  STRATEGIC ALTERNATIVES FUND


Initial Investment         $50,000

Additional Investments     $ 5,000
---------------------------------------------------------------------------------------------------------------------------------

The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.

--------------------------------------------------------------------------------
SHARE PRICING|
-------------|



Investors purchase shares of a Fund at the offering price, which for the A Class Shares is the NAV plus any applicable sales charges, and C Class Shares is its NAV. The NAV for each class is calculated by adding the value of Fund assets attributable to that class, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding class shares. While the assets of each class are invested in a single portfolio of securities, the NAV for each class will differ because the classes have different ongoing distribution fees and other expenses. The NAV is calculated each day that the NYSE is open for business. The Funds generally calculate their NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, except for the U.S. Government Money Fund, which calculates its NAV at 5:00 p.m. Eastern time each day the NYSE is open. If the markets close early, the Funds may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the offering price that is next calculated after purchase requests are received by the Funds in good order. A Class Shares and C Class Shares may also be subject to a CDSC on redemptions (see A Class and C Class Shares General, above). The net asset value may be published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on the Accessor web site (www.accessor.com). For related information, see "Valuation of Securities" on page 77.




                                   accessor 72

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
ACCESSOR FUNDS INTERNET WEBSITE|
-------------------------------|

You can obtain information about Accessor Funds on the internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.
--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|
The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The Funds that invest in assets in foreign securities (such as the International Equity Fund and the Allocation Funds, to the extent they invest in the International Equity Fund), may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of Fund shares. In addition, the Funds that invest in securities (such as the Strategic Alternatives Fund, the High Yield Bond Fund and the Allocation Funds to the extent that they invest in the Underlying Funds) that are, among other things, thinly traded, traded infrequently or relatively illiquid (including certain securities that may be held by the Fund, such as restricted securities and certain smallcap securities) are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Funds have procedures authorizing the Funds to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Funds' restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Funds or Accessor Capital will restrict or refuse purchases or exchanges by those investors who, in the Funds' or Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 90 days of purchase; (ii) exchange shares out of any of the Funds within 90 days of an earlier exchange request out of the respective Fund; (iii) exchange shares out of any Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Funds or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that fund or other funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

Shareholders who redeem or exchange their shares of the Equity Funds, the Strategic Alternatives Fund or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption proceeds, which will be paid to the respective Fund. This redemption fee does not apply to certain accounts as determined by the Fund, including purchases made pursuant to the dividend re-investment program, withdrawals made pursuant to the systematic withdrawal program and automated portfolio rebalancing, or in other situations determined by the Fund.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement plan administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market timing activities and excessive trading, although they believe they have adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION|
 -------------------|

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

--------------------------------------------------------------------------------
                                   accessor 73

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Accessor Funds. Shares of one Fund may be exchanged for shares of another Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order.

A Class Shares of a Fund exchanged into A Class Shares of another Fund are not subject to a front-end load, except that exchanges of A Class Shares from the U.S. Government Money Fund initially purchased without a sales charge generally will be subject to the appropriate sales charge on exchanges into A Class Shares of another Fund. If you exchange A Class Shares of a Fund for A Class Shares of another Fund that is subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. Your CDSC will be calculated from the date of your original purchase.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the shares you exchange. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of the original purchase of your shares and will not be affected by any exchange. For exchanges into a class of shares subject to a CDSC from different classes of a Fund, the holding period for determining your CDSC begins upon the exchange into the class subject to the CDSC. Upon exchanges from a class of shares subject to a CDSC into a different class of a Fund, you may be charged a CDSC, if applicable. The Fund may temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of one Fund per calendar year. Exchanges made within 90 days of purchase in the Equity Funds, Strategic Alternatives Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund (see "Market Timing/Excessive Trading" above). Shareholders should read the prospectus of any other Fund into which they are considering exchanging.

An exchange of shares of a Fund for shares of another Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a new tax basis for your new shares. An exchange from one class of shares of a Fund into another class of the same Fund is not treated as a redemption and a sale for tax purposes.

Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.
--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS|
--------------------------------|
Normally, your financial intermediary will send your exchange request to Accessor Funds' Transfer Agent. Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

o   BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748

o    BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.

--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES|
 -----------------------------------------|

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

--------------------------------------------------------------------------------
                                   accessor 74

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
Normally, your financial intermediary will send your request to redeem Fund shares to Accessor Funds' Transfer Agent. Shares held for you in your dealer's name must be sold through the dealer. Consult your financial intermediary for more information. Investors may request to redeem Fund Shares on any day that the NYSE is open for business. The request must be received in good order by
the  Transfer   Agent  or  certain   financial   |
intermediaries prior to the close of the NYSE, |Redemption requests for shares normally 4:00 p.m. Eastern time. Requests |that were purchased by check received "in good order" must include: account |will be honored at the next name, account number, dollar or share amount |NAV calculated after receipt of transaction, Fund(s), allocation of |of the redemption request.
investment,   and   signature  of   authorized   |However,  redemption  proceeds
signer. The Transfer Agent may require that |will not be transmitted until you provide additional information, such as |the check used for the corporate resolutions or powers of attorney, |investment has cleared (up to if applicable. If you are redeeming from an |15 days after a deposit). The IRA account, you must include an Authorization |Transfer Agent may charge a for Distribution from IRA form, which includes |$10.00 processing fee for each
a statement of whether or not you are at least   |redemption check.
59-1/2  years old and whether you wish to have   |
federal  income  tax  withheld  from  your  proceeds.   Contact  your  financial
intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. Shares will be redeemed at the next NAV, less any applicable CDSC, calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire transfer to a shareholder's domestic commercial bank account. Certain redemptions made within 90 days of purchase or exchange in the Equity Funds, the Strategic Alternatives Fund or the High Yield Bond Fund may be subject to a 2.00% redemption fee paid to the Fund in connection with the Funds' Market Timing/Excessive Trading policy (see "Market Timing/Excessive Trading" above). Shares may be redeemed from Accessor Funds any of the following ways:

o BY MAIL. Redemption requests may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748.

o BY FAX. Redemption requests may be faxed to the Transfer Agent at (206) 224-4274.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

O REINSTATEMENT PRIVILEGE. You may, within 60 days after you sell shares, reinvest all or part of your redemption proceeds in A Class Shares of any Fund at net asset value in an identically registered account, provided the privilege has not been used more than once in the prior 12 months. The re-investment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares". If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of A Class Shares. If you paid a contingent deferred sales charge on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the Transfer Agent that you are exercising your reinstatement privilege in writing. Amounts redeemed within 90 days of investment in the Equity Funds, the Strategic Alternatives Fund or the High Yield Bond Fund may be subject to a 2% redemption fee in connection with the Funds' Market Timing/Excessive Trading policy. See Market Timing/Excessive Trading above.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

--------------------------------------------------------------------------------
                                   accessor 75

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------
Large redemptions may disrupt the management and performance of the Funds. Each Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. You may authorize regular electronic transfers of $100 or more from your Accessor Funds account based on instructions provided to the Transfer Agent. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

You will not be charged a CDSC for A Class Shares (on purchases subject to a CDSC) unless you withdraw more than 12% annually on the amount subject to the CDSC within the first 24 months after purchase. You will not be charged a CDSC for C Class Shares redeemed under this plan unless your account falls below $2,000 within one year of its opening.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due solely to market fluctuations.
--------------------------------------------------------------------------------
SIGNATURE GUARANTEES|
--------------------|

A signature guarantee is designed to protect the shareholders and the Funds against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:
o    Transfer of ownership to another individual or organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fedwire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

--------------------------------------------------------------------------------
                                   accessor 76

================================================================================
                          DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

o DIVIDENDS. Each Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fixed-Income Funds, Income Allocation Fund, Income & Growth Allocation Fund and Balanced Allocation Fund normally pay dividend distributions monthly. The Equity Funds, Strategic Alternatives Fund, Growth & Income Allocation Fund, Growth Allocation Fund and Aggressive Growth Allocation Fund normally pay dividend distributions quarterly in March, June, September and December, with the exception of International Equity Fund, which normally pays dividend distributions annually in December.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Shares of a Fund will be automatically reinvested in additional Shares of that Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. Shareholders may alternatively choose to invest dividends or other distributions in Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------

The Funds generally value their securities using prices obtained from a pricing service. Equity securities (both domestic and international) and fixed-income securities listed and traded principally on an exchange are typically valued on the basis of last sale price on such exchange on the day of valuation or, if no sale occurred on such day, at the closing bid price on the primary exchange on which the security is traded. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the NAV of a Fund that invests in foreign securities changes on days when shareholders are not able to buy or sell shares. This primarily applies to the International Equity Fund; although not expected, each other Fund (except the U.S. Government Money Fund or the Allocation Funds) may purchase securities on foreign markets and thus may be subject to these NAV changes.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Investments in the U.S. Government Money Fund are valued at amortized cost. Short-term debt securities of other Funds maturing in less than 60 days may be valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Over-the-counter equity securities traded on the NASDAQ National Market and NASDAQ Small Cap Markets are based on the NASDAQ Official Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The Funds anticipate using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. The Funds (specifically the International Equity Fund, and the Growth & Income Allocation, Growth Allocation and Aggressive Growth Allocation Funds, to the extent they invest in the International Equity Fund) may, however, use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its accessor 77

================================================================================
                            VALUATION OF SECURITIES
--------------------------------------------------------------------------------
securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using the fair value procedures adopted by the Funds' Board of Directors.

On days when a change has occurred in the closing level of the Standard and Poor's 500 Index by an amount approved by the Board from the previous trading day's closing level and other criteria have been met, the Board has authorized the use of an independent fair valuation service to provide the fair value for foreign equity securities in certain circumstances. The Manager and Money Managers review the fair values provided, review periodically the methodology and procedures used in providing values to the Funds and evaluate the accuracy of the prices provided.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------
A Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2011, certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Strategic Alternatives Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Strategic Alternatives Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to the Strategic Alternatives Fund and/or defer the Strategic Alternatives Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Strategic Alternatives Fund.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning before December 31, 2007, the 30% withholding tax will not apply to dividends that a Fund designates as
(a) interest related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF A FUND.


--------------------------------------------------------------------------------
                                   accessor 78

================================================================================
                                 PRIVACY POLICY/HOUSEHOLDING
--------------------------------------------------------------------------------
Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus.

To avoid sending duplicate copies of materials to households, Accessor Funds may mail only one copy of each prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.















--------------------------------------------------------------------------------
                                   accessor 79

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================
GROWTH FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                          FOR THE YEAR/PERIOD ENDED 12/31

A CLASS SHARES                                      2007          2006          2005          2004        2003(3)
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   25.89     $   24.40     $   23.02     $   20.75     $  19.22

   Net investment income (loss)(1)                   (0.01)        (0.01)        (0.03)         0.17         0.00(4)
   Net realized and unrealized gain (loss)
     on investments(1)                                1.43          1.52          1.44          2.13         1.54
                                                 -------------------------------------------------------------------
Total from investment operations                      1.42          1.51          1.41          2.30         1.54

   Distributions from net investment income          (0.01)        (0.02)        (0.03)        (0.03)       (0.01)
                                                 -------------------------------------------------------------------
Total distributions                                  (0.01)        (0.02)        (0.03)        (0.03)       (0.01)
                                                 -------------------------------------------------------------------
   Redemption fees                                       -          0.00(4)       0.00(4)       0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                   $   27.30     $   25.89     $   24.40     $   23.02     $  20.75
====================================================================================================================
TOTAL RETURN(2,5)                                     5.50%         6.20%         6.13%        11.10%        8.04%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $     780     $     779     $     746     $     175     $      1
   Ratio of expenses to average net assets(6)         1.46%         1.55%         1.62%         1.30%        1.52%*
   Ratio of net investment income (loss) to
     average net assets                              (0.04)%       (0.05)%       (0.11)%        0.77%        0.00%*
Portfolio turnover rate                             190.94%       130.94%        97.70%       141.00%       76.58%

=================================================================================================================================
                                                                        FOR THE YEAR/PERIOD ENDED 12/31

                                                 2007          2006          2005          2004         2003
C CLASS SHARES
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   25.39     $   24.07     $   22.83     $   20.68     $  17.14

   Net investment income (loss)(1)                   (0.18)        (0.17)        (0.18)        (0.07)       (0.10)
   Net realized and unrealized gain (loss)
     on investments(1)                                1.40          1.49          1.42          2.22         3.65
                                                 -------------------------------------------------------------------
Total from investment operations                      1.22          1.32          1.24          2.15         3.55

   Distributions from net investment income              -             -             -             -        (0.01)
                                                 -------------------------------------------------------------------
Total distributions                                      -             -             -             -        (0.01)
                                                 -------------------------------------------------------------------
   Redemption fees                                       -          0.00(4)       0.00(4)       0.00(4)      0.00(4)

NET ASSET VALUE, END OF PERIOD                   $   26.61     $   25.39     $   24.07     $   22.83     $  20.68
====================================================================================================================
TOTAL RETURN(2)                                       4.81%         5.48%         5.43%        10.40%       20.72%
NET ASSETS, END OF PERIOD (IN THOUSANDS)         $   5,470     $   5,269     $   4,095     $   3,327     $  2,333
   Ratio of expenses to average net assets(6)         2.10%         2.20%         2.22%         1.92%        1.83%
   Ratio of net investment income (loss) to
     average net assets                              (0.70)%       (0.71)%       (0.80)%       (0.35)%      (0.51)%
Portfolio turnover rate                             190.94%       130.94%        97.70%       141.00%       76.58%


===============================================================================================================================

(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Less than $0.005 per share.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized



================================================================================
                                  accessor 80

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================
VALUE FUND
-----------
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                                        FOR THE YEAR/PERIOD ENDED 12/31
-----------------------------------------------------------------------------------------------------------------------
A CLASS SHARES                                          2007          2006          2005           2004           2003(3)
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   23.95     $   20.84     $   19.91     $    17.57     $    15.65

   Net investment income (loss)(1)                         0.18          0.25          0.20           0.20           0.01
   Net realized and unrealized gain (loss)
     on investments(1)                                     0.53          3.10          0.93           2.29           1.94
                                                      ----------------------------------------------------------------------
Total from investment operations                           0.71          3.35          1.13           2.49           1.95

   Distributions from net investment income               (0.16)        (0.24)        (0.20)         (0.15)         (0.03)
   Distributions from capital gains                       (0.66)            -             -              -              -
                                                      ----------------------------------------------------------------------
Total distributions                                       (0.82)        (0.24)        (0.20)         (0.15)         (0.03)
                                                      ----------------------------------------------------------------------
   Redemption fees                                            -          0.00(4)          -           0.00(4)        0.00(4)

NET ASSET VALUE, END OF PERIOD                        $   23.84     $   23.95     $   20.84     $    19.91     $    17.57
============================================================================================================================
TOTAL RETURN(2,5)                                          3.07%        16.00%         5.72%         14.24%         12.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     256     $     160     $   1,096     $    1,075     $        2
   Ratio of gross expenses to average net assets(6)        1.25%         1.35%         1.34%          1.18%          1.69%*
   Ratio of net expenses to average net assets(6)          1.25%         1.35%         1.19%          1.18%          1.69%*
   Ratio of net investment income to
     average net assets                                    0.70%         1.05%         1.00%          1.00%          0.34%*
Portfolio turnover rate                                  158.41%        64.20%        70.01%         88.83%        118.86%
=======================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                          2007          2006          2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   23.92     $   20.84     $   19.92     $    17.57     $    13.62

   Net investment income (loss)(1)                         0.01          0.09          0.07           0.05           0.02
   Net realized and unrealized gain (loss)
     on investments(1)                                     0.54          3.09          0.93           2.33           3.95
                                                      ----------------------------------------------------------------------
Total from investment operations                           0.55          3.18          1.00           2.38           3.97

   Distributions from net investment income               (0.02)        (0.10)        (0.08)         (0.03)         (0.02)
   Distributions from capital gains                       (0.66)            -             -              -              -
                                                      ----------------------------------------------------------------------
Total distributions                                       (0.68)        (0.10)        (0.08)         (0.03)         (0.02)
                                                      ----------------------------------------------------------------------
   Redemption fees                                            -          0.00(4)          -           0.00(4)        0.00(4)
NET ASSET VALUE, END OF PERIOD                        $   23.79     $   23.92     $   20.84     $    19.92     $    17.57
============================================================================================================================
TOTAL RETURN(2)                                            2.23%        15.31%         5.02%         13.56%         29.20%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $   4,162     $   3,831     $   3,314     $    3,020     $    2,283
   Ratio of gross expenses to average net assets(6)        1.97%         1.99%         2.00%          1.84%          1.84%
   Ratio of net expenses to average net assets(6)          1.97%         1.99%         1.85%          1.84%          1.84%
   Ratio of net investment income to average
     net assets                                            0.03%         0.40%         0.36%          0.26%          0.12%
Portfolio turnover rate                                  158.41%        64.20%        70.01%         88.83%        118.86%




--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Less than 0.005 per share
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
 *    Annualized

================================================================================
                                  accessor 81

================================================================================
                             FINANCIAL HIGHLIGHTS
================================================================================


SMALL TO MID CAP FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


==================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                                           2007        2006         2005         2004         2003(3)
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 31.67     $ 27.94      $ 24.83      $ 20.98      $ 18.34

   Net investment income (loss)(1)                                      (0.03)      (0.05)       (0.05)       (0.10)       (0.02)
   Net realized and unrealized gain (loss)
      on investments(1)                                                 (0.98)       3.78         3.16         3.95         2.66
                                                                      --------------------------------------------------------------
Total from investment operations                                        (1.01)       3.73         3.11         3.85         2.64

   Distributions from net investment income                             (0.01)          -            -            -            -
   Distributions from capital gains                                     (0.05)          -            -            -            -
                                                                      --------------------------------------------------------------
Total distributions                                                     (0.06)          -            -            -            -
                                                                      --------------------------------------------------------------
   Redemption fees                                                          -       (0.00)(4)    (0.00)(4)    (0.00)(4)    (0.00)(4)

NET ASSET VALUE, END OF PERIOD                                        $ 30.60     $ 31.67      $ 27.94      $ 24.83      $ 20.98
====================================================================================================================================
TOTAL RETURN(2,5)                                                       (3.24)%     13.39%       12.53%       18.35%       14.39%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                              $ 5,851     $   354      $   704      $   622      $     1
   Ratio of expenses (including dividend expense)
      to average net assets(6,7)                                         1.58%       1.57%        1.62%        1.55%        1.82%*
   Ratio of expenses (excluding dividend expense)
      to average net assets(6,7)                                         1.52%       1.57%        1.62%        1.55%        1.82%*
   Ratio of net investment loss (including dividend
      expense) to average net assets                                    (0.08)%     (0.17)%      (0.21)%      (0.42)%      (0.36)%*
   Ratio of net investment loss (excluding dividend
      expense) to average net assets                                    (0.02)%     (0.17)%      (0.21)%      (0.42)%      (0.36)%*
Portfolio turnover rate                                                 57.25%      37.24%       41.64%       46.31%       47.88%
==================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                                          2007        2006         2005         2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 30.88     $ 27.43      $ 24.52      $ 20.84      $ 14.62

   Net investment income (loss)(1)                                      (0.27)      (0.24)       (0.21)       (0.23)       (0.15)
   Net realized and unrealized gain (loss)
      on investments(1)                                                 (0.91)       3.69         3.12         3.91         6.37
                                                                      --------------------------------------------------------------
Total from investment operations                                        (1.18)       3.45         2.91         3.68         6.22

   Distributions from net investment income                                 -           -            -            -            -
   Distributions from capital gains                                     (0.05)          -            -            -            -
                                                                      --------------------------------------------------------------
Total distributions                                                     (0.05)          -            -            -            -
                                                                      --------------------------------------------------------------
   Redemption fees                                                          -       (0.00)(4)    (0.00)(4)    (0.00)(4)    (0.00)(4)

NET ASSET VALUE, END OF PERIOD                                        $ 29.65     $ 30.88      $ 27.43      $ 24.52      $ 20.84
====================================================================================================================================
TOTAL RETURN(2)                                                         (3.83)%     12.58%       11.87%       17.66%       42.54%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                              $ 3,250     $ 3,272      $ 2,617      $ 2,439      $ 2,221
   Ratio of expenses (including dividend expense)
      to average net assets(6,7)                                         2.26%       2.22%        2.27%        2.20%        2.23%
   Ratio of expenses (excluding dividend expense)
      to average net assets(6,7)                                         2.20%       2.22%        2.27%        2.20%        2.23%
   Ratio of net investment loss (including dividend expense)
      to average net assets(6,7)                                        (0.85)%     (0.82)%      (0.84)%      (1.09)%      (0.87)%
   Ratio of net investment loss (excluding dividend expense)
      to average net assets                                             (0.79)%     (0.82)%      (0.84)%      (1.09)%      (0.87)%
Portfolio turnover rate                                                 57.25%      37.24%       41.64%       46.31%       47.88%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Less than $0.005 per share.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
(7) Dividend expense totaled 0.06%, 0%, 0%, 0% and 0%, respectively, of average net assets for the years ended December 31, 2007, 2006, 2005, 2004 and 2003, respectively. * Annualized

================================================================================
                                  accessor 82

================================================================================
                                FINANCIAL HIGHLIGHTS



INTERNATIONAL EQUITY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                                        2007         2006         2005          2004         2003(3)
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  22.87     $ 17.27      $  15.17      $ 12.94      $ 11.18

   Net investment income (loss)(1)                                     (0.02)       0.05          0.08         0.15        (0.03)
   Net realized and unrealized gain (loss)
      on investments(1)                                                 2.86        5.60          2.02         2.11         1.79
                                                                    ----------------------------------------------------------------
Total from investment operations                                        2.84        5.65          2.10         2.26         1.76

   Distributions from net investment income                            (0.13)      (0.05)            -        (0.03)           -
   Distributions from capital gains                                    (1.81)          -             -            -            -
                                                                    ----------------------------------------------------------------
Total distributions                                                    (1.94)      (0.05)            -        (0.03)           -
                                                                    ----------------------------------------------------------------
   Redemption fees(7)                                                   0.00(6)    (0.00)(6)     (0.00)(6)    (0.00)(6)    (0.00)(6)

NET ASSET VALUE, END OF PERIOD                                      $  23.77     $ 22.87      $  17.27      $ 15.17      $ 12.94
====================================================================================================================================
TOTAL RETURN(2,4)                                                      12.56%      32.73%        13.84%       17.45%       15.74%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                            $ 11,927     $   709      $    521      $   360      $     1
   Ratio of expenses to average net assets(5)                           1.57%       1.90%         1.77%        1.56%        1.85%*
   Ratio of net investment income (loss) to
      average net assets                                               (0.09)%      0.22%         0.50%        1.01%       (1.11)%*
Portfolio turnover rate                                                73.71%      93.54%       127.58%       15.91%       21.84%
==================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                                         2007        2006         2005          2004         2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $  22.33     $ 16.94      $  14.97      $ 12.83      $  9.64

   Net investment income (loss)(1)                                     (0.01)      (0.09)        (0.02)        0.01         0.01
   Net realized and unrealized gain (loss)
      on investments(1)                                                 2.63        5.48          1.99         2.13         3.17
                                                                    ----------------------------------------------------------------
Total from investment operations                                        2.62        5.39          1.97         2.14         3.18

   Distributions from net investment income                                -           -             -            -            -
   Distributions from capital gains                                    (1.81)          -             -            -            -
                                                                    ----------------------------------------------------------------
Total distributions                                                    (1.81)          -             -            -            -
                                                                    ----------------------------------------------------------------
   Redemption fees(7)                                                   0.00(6)    (0.00)(6)     (0.00)(6)    (0.00)(6)     0.01

NET ASSET VALUE, END OF PERIOD                                      $  23.14     $ 22.33      $  16.94      $ 14.97      $ 12.83
====================================================================================================================================
TOTAL RETURN(2)                                                        11.85%      31.82%        13.16%       16.68%       33.09%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                            $  7,631     $ 5,095      $  2,392      $ 1,748      $ 1,113
   Ratio of expenses to average net assets(5)                           2.33%       2.41%         2.41%        2.24%        2.36%
   Ratio of net investment income (loss) to
      average net assets                                               (0.03)%     (0.48)%       (0.12)%       0.10%        0.09%
Portfolio turnover rate                                                73.71%      93.54%       127.58%       15.91%       21.84%

====================================================================================================================================



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Class A total return does not include the one-time front-end sales charge.
(5)   The effect of any custody credits on this ratio is less than 0.01%.
(6)   Less than $0.005 per share.
(7 ) Per share amounts relating to redemption fees for 2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
*     Annualized



================================================================================
                                  accessor 83

================================================================================
                                FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2007          2006           2005          2004            2003(3)
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     11.00   $     10.72    $     11.30    $     11.17    $       10.77

   Net investment income (loss)(1)                           0.77          0.77           0.79           0.86             0.22
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.55)         0.30          (0.57)          0.13             0.42
                                                      ---------------------------------------------------------------------------
Total from investment operations                             0.22          1.07           0.22           0.99             0.64

   Distributions from net investment income                 (0.78)        (0.79)         (0.80)         (0.86)           (0.24)
   Distributions from capital gains                             -             -              -              -                -
                                                      ---------------------------------------------------------------------------
Total distributions                                         (0.78)        (0.79)         (0.80)         (0.86)           (0.24)
                                                      ---------------------------------------------------------------------------
   Redemption fees(7)                                           -          0.00(6)        0.00(6)        0.00(6)          0.00(6)

NET ASSET VALUE, END OF PERIOD                        $     10.44   $     11.00    $     10.72    $     11.30    $       11.17
=================================================================================================================================
TOTAL RETURN(2,4)                                            1.96%        10.44%          2.05%          9.25%            5.99%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     1,410   $       158    $       144    $       136    $          15
   Ratio of expenses to average net assets(5)                1.17%         1.16%          1.18%          1.07%            1.15%*
   Ratio of net investment income (loss) to
     average net assets                                      7.18%         7.27%          7.28%          7.70%            8.82%*
Portfolio turnover rate                                     86.29%        87.80%         62.75%         75.03%          154.85%
=================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2007          2006           2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $     10.99   $     10.71    $     11.29    $     11.17    $        9.86

   Net investment income (loss)(1)                           0.69          0.70           0.71           0.77             0.84
   Net realized and unrealized gain (loss)
     on investments(1)                                      (0.56)         0.29          (0.57)          0.13             1.32
                                                      ---------------------------------------------------------------------------
Total from investment operations                             0.13          0.99           0.14           0.90             2.16

   Distributions from net investment income                 (0.69)        (0.71)         (0.72)         (0.78)           (0.86)
   Distributions from capital gains                             -             -              -              -                -
                                                      ---------------------------------------------------------------------------
Total distributions                                         (0.69)        (0.71)         (0.72)         (0.78)           (0.86)
                                                      ---------------------------------------------------------------------------
   Redemption fees(7)                                           -          0.00(6)        0.00(6)        0.00(6)          0.01

NET ASSET VALUE, END OF PERIOD                        $     10.43   $     10.99    $     10.71    $     11.29    $       11.17
=================================================================================================================================
TOTAL RETURN(2)                                              1.17%         9.65%          1.29%          8.39%           22.95%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     1,416   $     1,804    $     1,565    $     1,935    $       1,224
   Ratio of expenses to average net assets(5)                1.89%         1.90%          1.93%          1.83%            1.97%
   Ratio of net investment income to average
     net assets                                              6.37%         6.53%          6.51%          6.99%            7.96%
Portfolio turnover rate                                     86.29%        87.80%         62.75%         75.03%          154.85%

=================================================================================================================================


--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Class A total return does not include the one-time front-end sales charge.
(5)   The effect of any custody credits on this ratio is less than 0.01%.
(6)   Less than $0.005 per share
(7) Per share amounts relating to redemption fees for 2003 have been reclassified from net realized and unrealized gain (loss) on investments to redemption fees.
*     Annualized



================================================================================
                                  accessor 84

================================================================================
                                FINANCIAL HIGHLIGHTS



INTERMEDIATE FIXED-INCOME FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                           2007        2006       2005       2004       2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  11.23   $   11.63   $  11.91   $  12.12   $  12.45

   Net investment income (loss)(1)                         0.71        0.70       0.52       0.47       0.43
   Net realized and unrealized gain (loss)
     on investments(1)                                    (0.44)      (0.40)     (0.22)     (0.12)      0.05
                                                       ------------------------------------------------------
Total from investment operations                           0.27        0.30       0.30       0.35       0.48

   Distributions from net investment income               (0.64)      (0.70)     (0.54)     (0.47)     (0.45)
   Distributions from capital gains                           -           -      (0.04)     (0.09)     (0.36)
                                                       ------------------------------------------------------
Total distributions                                       (0.64)      (0.70)     (0.58)     (0.56)     (0.81)
                                                       ------------------------------------------------------
   Redemption fees                                            -           -          -          -          -

NET ASSET VALUE, END OF PERIOD                         $  10.86   $   11.23   $  11.63   $  11.91   $  12.12
=============================================================================================================
TOTAL RETURN(2)                                            2.51%       2.76%      2.59%      2.95%      3.86%
NET ASSETS, END OF PERIOD (IN THOUSANDS)               $    856   $   5,119   $    846   $    865   $  1,320
   Ratio of expenses to average net assets(3)              1.72%       1.74%      1.73%      1.87%      1.76%
   Ratio of net investment income to average
     net assets                                            6.26%       6.08%      4.37%      3.96%      3.44%
Portfolio turnover rate                                   71.66%     102.65%     93.26%    125.84%    105.58%


--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized



================================================================================
                                  accessor 85

================================================================================
                                FINANCIAL HIGHLIGHTS

SHORT-INTERMEDIATE FIXED-INCOME FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2007          2006           2005          2004          2003(3)
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     11.59   $     11.74    $     11.96    $     12.17    $     12.24

   Net investment income (loss)(1)                           0.71          0.56           0.44           0.43           0.07
   Net realized and unrealized gain (loss)
      on investments(1)                                     (0.42)        (0.16)         (0.19)         (0.21)         (0.06)
                                                      -------------------------------------------------------------------------
Total from investment operations                             0.29          0.40           0.25           0.22           0.01

   Distributions from net investment income                 (0.71)        (0.55)         (0.47)         (0.43)         (0.08)
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.71)        (0.55)         (0.47)         (0.43)         (0.08)
                                                      -------------------------------------------------------------------------
   Redemption fees                                              -             -              -              -              -

NET ASSET VALUE, END OF PERIOD                        $     11.17   $     11.59    $     11.74    $     11.96    $     12.17
===============================================================================================================================
TOTAL RETURN(2,4)                                            2.55%         3.53%          2.13%          1.86%          0.11%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       306   $        97    $         23   $        22    $         1
   Ratio of expenses to average net assets(5)                0.99%         0.97%          0.98%          0.99%          1.19%*
   Ratio of net investment income to average
      net assets                                             6.24%         4.66%          3.75%          3.86%          2.39%*
Portfolio turnover rate                                     41.16%        52.95%         42.14%         74.14%         86.10%
=======================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2007          2006           2005          2004          2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $     11.60   $     11.75    $     11.97    $     12.17    $     12.33

   Net investment income (loss)(1)                           0.60          0.42           0.36           0.34           0.30
   Net realized and unrealized gain (loss)
      on investments(1)                                     (0.40)        (0.11)         (0.20)         (0.19)         (0.16)
                                                      -------------------------------------------------------------------------
Total from investment operations                             0.20          0.31           0.16           0.15           0.14

   Distributions from net investment income                 (0.62)        (0.46)         (0.38)         (0.35)         (0.30)
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.62)        (0.46)         (0.38)         (0.35)         (0.30)
                                                      -------------------------------------------------------------------------
   Redemption fees                                              -             -              -              -              -

NET ASSET VALUE, END OF PERIOD                        $     11.18   $     11.60    $     11.75    $     11.97    $     12.17
===============================================================================================================================
TOTAL RETURN(2)                                              1.78%         2.69%          1.39%          1.21%          1.18%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       968   $     1,290    $     4,176    $     3,782    $     2,739
   Ratio of expenses to average net assets(5)                1.70%         1.67%          1.73%          1.65%          1.63%
   Ratio of net investment income to average
      net assets                                             5.20%         3.85%          2.99%          2.78%          2.48%
Portfolio turnover rate                                     41.16%        52.95%         42.14%         74.14%         86.10%

===============================================================================================================================



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Class A total return does not include the one-time front-end sales charge.
(5)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized




================================================================================
                                  accessor 86

================================================================================
                                FINANCIAL HIGHLIGHTS

MORTGAGE SECURITIES FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2007          2006           2005          2004          2003
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     12.23   $     12.40    $     12.67    $     12.71    $     13.00

   Net investment income (loss)(1)                           0.44          0.38           0.33           0.33           0.25
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.18         (0.03)         (0.21)          0.03          (0.08)
                                                      -------------------------------------------------------------------------
Total from investment operations                             0.62          0.35           0.12           0.36           0.17

   Distributions from net investment income                 (0.41)        (0.45)         (0.37)         (0.33)         (0.24)
   Distributions from capital gains                             -         (0.07)         (0.02)         (0.07)         (0.22)
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.41)        (0.52)         (0.39)         (0.40)         (0.46)
                                                      -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     12.44   $     12.23    $     12.40    $     12.67    $     12.71
===============================================================================================================================
TOTAL RETURN(2)                                              5.22%         2.94%          0.90%          2.85%          1.30%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $       857   $       778    $     1,522    $     1,015    $     1,401
   Ratio of expenses to average net assets(3)                1.92%         2.10%          1.92%          1.81%          1.85%
   Ratio of net investment income to average
      net assets                                             3.57%         3.13%          2.58%          2.63%          1.92%
Portfolio turnover rate                                    496.94%       578.95%        474.16%        324.40%        425.28%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized



================================================================================
                                  accessor 87

================================================================================
                                FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                          2007           2006           2005           2004          2003(3)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

   Net investment income (loss)(1)                          0.04           0.04           0.03           0.01           0.00(4)

   Distributions from net investment income                (0.04)         (0.04)         (0.03)         (0.01)          0.00(4)
                                                    ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
===============================================================================================================================
TOTAL RETURN(2,5)                                           4.46%          4.27%          2.54%          0.68%          0.10%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $      1,370   $        290   $        109   $         49   $         10
   Ratio of gross expenses to average net                   0.72%          0.70%          0.65%          0.72%          0.71%*
     assets(6)
   Ratio of net expenses to average net assets(6)           0.72%          0.70%          0.65%          0.72%          0.71%*
   Ratio of net investment income to average
     net assets                                             4.28%          4.30%          2.63%          0.94%          0.40%*

===============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                          2007           2006           2005           2004           2003
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

   Net investment income (loss)(1)                          0.04           0.03           0.02           0.01           0.00(4)

   Distributions from net investment income                (0.04)         (0.03)         (0.02)         (0.01)          0.00(4)
                                                    ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
===============================================================================================================================
TOTAL RETURN(2)                                             3.70%          3.45%          1.91%          0.68%          0.35%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $      1,507   $      2,808   $      2,014   $      1,989   $        747
   Ratio of gross expenses to average net                   1.46%          1.47%          1.29%          0.71%          0.81%
     assets(6)
   Ratio of net expenses to average net assets(6)           1.46%          1.47%          1.29%          0.71%          0.81%
   Ratio of net investment income to average
     net assets                                             3.59%          3.42%          1.88%          0.79%          0.35%



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Less than $0.005 per share.
(5)   Class A total return does not include the one-time front-end sales charge.
(6)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized




================================================================================
                                  accessor 88

================================================================================
                                FINANCIAL HIGHLIGHTS

INCOME ALLOCATION FUND



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                              2007         2006         2005         2004         2003(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  14.84     $  14.92     $  15.17     $  15.29     $  15.32

   Net investment income (loss)(1)                            0.80         0.73         0.56         0.50         0.10
   Net realized and unrealized gain (loss)
     on investments(1)                                       (0.39)       (0.12)       (0.25)       (0.12)        0.04
                                                          ---------------------------------------------------------------
Total from investment operations                              0.41         0.61         0.31         0.38         0.14

   Distributions from net investment income                  (0.81)       (0.69)       (0.55)       (0.46)       (0.10)
   Distributions from capital gains                              -            -        (0.01)       (0.04)       (0.07)
                                                          ---------------------------------------------------------------
Total distributions                                          (0.81)       (0.69)       (0.56)       (0.50)       (0.17)
                                                          ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $  14.44     $  14.84     $  14.92     $  15.17     $  15.29
=========================================================================================================================
TOTAL RETURN(2,4)                                             2.88%        4.13%        2.06%        2.53%        0.94%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $    689     $    617     $    720     $    581     $    150
   Ratio of gross expenses to average net assets              0.57%        0.54%        0.61%        0.68%        1.11%*
   Ratio of net expenses to average net assets                0.57%        0.45%        0.45%        0.45%        0.37%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                           5.45%        4.62%        3.57%        2.93%        4.04%*
   Ratio of net investment income to average
     net assets                                               5.45%        4.71%        3.73%        3.16%        4.78%*
Portfolio turnover rate                                      60.59%       14.19%       19.91%       33.21%       52.48%
==============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                              2007         2006         2005         2004         2003
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                      $  14.81     $  14.91     $  15.15     $  15.28     $  15.18

   Net investment income (loss)(1)                            0.69         0.60         0.44         0.37         0.33
   Net realized and unrealized gain (loss)
     on investments(1)                                       (0.39)       (0.12)       (0.23)       (0.11)        0.21
                                                          ---------------------------------------------------------------
Total from investment operations                              0.30         0.48         0.21         0.26         0.54

   Distributions from net investment income                  (0.70)       (0.58)       (0.44)       (0.35)       (0.37)
   Distributions from capital gains                              -            -        (0.01)       (0.04)       (0.07)
                                                          ---------------------------------------------------------------
Total distributions                                          (0.70)       (0.58)       (0.45)       (0.39)       (0.44)
                                                          ---------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                            $  14.41     $  14.81     $  14.91     $  15.15     $  15.28
=========================================================================================================================
TOTAL RETURN(2)                                               2.07%        3.31%        1.38%        1.77%        3.62%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                  $  2,872     $  3,033     $  1,546     $  1,529     $    448
   Ratio of gross expenses to average net assets              1.29%        1.40%        1.36%        1.43%        1.29%
   Ratio of net expenses to average net assets                1.29%        1.20%        1.20%        1.20%        1.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                           4.74%        3.79%        2.79%        2.20%        2.08%
   Ratio of net investment income to average
     net assets                                               4.74%        3.99%        2.95%        2.43%        2.27%
Portfolio turnover rate                                      60.59%       14.19%       19.91%       33.21%       52.48%


--------------------------------------------------------------------------------
(1)  Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)  Class commenced operations on September 29, 2003.
(4)  Class A total return does not include the one-time front-end sales charge.
*    Annualized





================================================================================
                                  accessor 89

================================================================================
                                FINANCIAL HIGHLIGHTS

INCOME & GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE PERIOD/YEAR ENDED 12/31
A CLASS SHARES                                            2007          2006          2005           2004           2003(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     16.25   $     15.56    $     15.37    $     14.83    $     14.33

   Net investment income (loss)(1)                           0.57          0.52           0.40           0.37           0.07
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.02          0.68           0.20           0.52           0.57
                                                      ------------------------------------------------------------------------
Total from investment operations                             0.59          1.20           0.60           0.89           0.64

   Distributions from net investment income                 (0.63)        (0.50)         (0.40)         (0.33)         (0.08)
   Distributions from capital gains                         (0.01)        (0.01)         (0.01)         (0.02)         (0.06)
                                                      ------------------------------------------------------------------------
Total distributions                                         (0.64)        (0.51)         (0.41)         (0.35)         (0.14)
                                                      ------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $     16.20   $     16.25    $     15.56    $     15.37    $     14.83
==============================================================================================================================
TOTAL RETURN(2,4)                                            3.61%         7.96%          3.94%          6.05%          4.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $     3,233   $     1,787    $     3,437    $     2,332             47
   Ratio of gross expenses to average net assets             0.59%         0.59%          0.63%          0.68%          1.25%*
   Ratio of net expenses to average net assets               0.59%         0.55%          0.55%          0.55%          0.45%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                         3.42%         3.14%          2.54%          2.23%          1.82%*
   Ratio of net investment income to average
      net assets                                             3.42%         3.18%          2.62%          2.36%          2.61%*
   Portfolio turnover rate                                  48.68%        19.31%         11.49%         19.76%         26.08%
======================================================================================================================
                                                                FOR THE PERIOD/YEAR ENDED 12/31
C CLASS SHARES                                            2007          2006          2005           2004           2003
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $     16.21   $     15.52    $     15.33    $     14.81    $     13.48

   Net investment income (loss)(1)                           0.44          0.40           0.30           0.27           0.27
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.05          0.70           0.20           0.51           1.37
                                                      ------------------------------------------------------------------------
Total from investment operations                             0.49          1.10           0.50           0.78           1.64

   Distributions from net investment income                 (0.53)        (0.40)         (0.30)         (0.24)         (0.25)
   Distributions from capital gains                         (0.01)        (0.01)         (0.01)         (0.02)         (0.06)
                                                      ------------------------------------------------------------------------
Total distributions                                         (0.54)        (0.41)         (0.31)         (0.26)         (0.31)
                                                      ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     16.16   $     16.21    $     15.52    $     15.33    $     14.81
==============================================================================================================================
TOTAL RETURN(2)                                              3.02%         7.22%          3.29%          5.32%         12.42%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    10,464   $    10,376    $     8,856    $     6,755    $     1,221
   Ratio of gross expenses to average net assets             1.24%         1.27%          1.28%          1.33%          1.30%
   Ratio of net expenses to average net assets               1.24%         1.20%          1.20%          1.20%          1.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                         2.70%         2.44%          1.86%          1.66%          1.73%
   Ratio of net investment income to average
      net assets                                             2.70%         2.51%          1.94%          1.79%          1.93%
Portfolio turnover rate                                     48.68%        19.31%         11.49%         19.76%         26.08%


--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Class A total return does not include the one-time front-end sales charge.
*     Annualized





================================================================================
                                  accessor 90

================================================================================
                                FINANCIAL HIGHLIGHTS

BALANCED ALLOCATION FUND



The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



--------------------------------------------------------------------------------

                                                        FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                            2007          2006             2005           2004           2003(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     17.13   $     15.88      $     15.37    $     14.39    $     13.56

   Net investment income (loss)(1)                           0.45          0.39             0.30           0.29           0.07
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.26          1.25             0.51           0.94           0.86
                                                      --------------------------------------------------------------------------
Total from investment operations                             0.71          1.64             0.81           1.23           0.93

   Distributions from net investment income                 (0.57)        (0.39)           (0.30)         (0.25)         (0.07)
   Distributions from capital gains                             -         (0.00)(5)            -           0.00(5)       (0.03)
                                                      --------------------------------------------------------------------------
Total distributions                                         (0.57)        (0.39)           (0.30)         (0.25)         (0.10)
                                                      --------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     17.27   $     17.13      $     15.88    $     15.37    $     14.39
================================================================================================================================
TOTAL RETURN(2,4)                                            4.16%        10.45%            5.37%          8.69%          6.89%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    29,735   $    10,820      $     6,450    $     4,416    $       276
   Ratio of gross expenses to average net assets             0.54%         0.58%            0.57%          0.61%          0.97%*
   Ratio of net expenses to average net assets               0.54%         0.55%            0.55%          0.55%          0.46%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                         2.57%         2.38%            1.95%          1.95%          2.79%*
   Ratio of net investment income to average
      net assets                                             2.57%         2.41%            1.97%          2.01%          3.30%*
   Portfolio turnover rate                                  23.56%        13.27%            3.20%         20.59%         19.58%
======================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                            2007          2006             2005           2004           2003
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                  $     17.11   $     15.86      $     15.36    $     14.38    $     12.37

   Net investment income (loss)(1)                           0.31          0.28             0.20           0.17           0.20
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.29          1.25             0.51           0.97           2.05
                                                      --------------------------------------------------------------------------
Total from investment operations                             0.60          1.53             0.71           1.14           2.25
   Distributions from net investment income                 (0.46)        (0.28)           (0.21)         (0.16)         (0.21)
   Distributions from capital gains                             -         (0.00)(5)            -           0.00(5)       (0.03)
                                                      --------------------------------------------------------------------------
Total distributions                                         (0.46)        (0.28)           (0.21)         (0.16)         (0.24)
                                                      --------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     17.25   $     17.11      $     15.86    $     15.36    $     14.38
================================================================================================================================
TOTAL RETURN(2)                                              3.49%         9.75%            4.64%          8.01%         18.33%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    21,040   $    21,272      $    16,448    $    11,900    $     5,192
   Ratio of gross expenses to average net assets             1.18%         1.22%            1.22%          1.26%          1.23%
   Ratio of net expenses to average net assets               1.18%         1.20%            1.20%          1.20%          1.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                         1.77%         1.69%            1.28%          1.14%          1.37%
   Ratio of net investment income to average
      net assets                                             1.77%         1.71%            1.30%          1.20%          1.50%
   Portfolio turnover rate                                  23.56%        13.27%            3.20%         20.59%         19.58%

================================================================================================================================

--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Class A total return does not include the one-time front-end sales charge.
(5)   Less than $0.005 per share
*     Annualized



================================================================================
                                  accessor 91

================================================================================
                                FINANCIAL HIGHLIGHTS

GROWTH & INCOME ALLOCATION FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                        2007           2006           2005           2004          2003(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    17.44     $    15.93     $    15.29   $      14.13     $   13.16

   Net investment income (loss)(1)                       0.36           0.34           0.26           0.25          0.07
   Net realized and unrealized gain (loss)
     on investments(1)                                   0.39           1.48           0.65           1.14          0.99
                                                   -----------------------------------------------------------------------
Total from investment operations                         0.75           1.82           0.91           1.39          1.06

   Distributions from net investment income             (0.52)         (0.31)         (0.26)         (0.21)        (0.06)
   Distributions from capital gains                         -          (0.00)(5)      (0.01)         (0.02)        (0.03)
                                                   -----------------------------------------------------------------------
Total distributions                                     (0.52)         (0.31)         (0.27)         (0.23)        (0.09)
                                                   -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    17.67     $    17.44     $    15.93   $      15.29     $   14.13
==========================================================================================================================
TOTAL RETURN(2,4)                                        4.32%         11.56%          5.97%          9.93%         8.05%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   30,036     $   20,836     $   20,121   $     10,961     $     390
   Ratio of gross expenses to average net assets         0.53%          0.56%          0.55%          0.60%         0.97%*
   Ratio of net expenses to average net assets           0.53%          0.55%          0.55%          0.55%         0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      1.98%          1.92%          1.70%          1.61%         2.33%*
   Ratio of net investment income to average
     net assets                                          1.98%          1.93%          1.70%          1.67%         2.85%*
Portfolio turnover rate                                 18.45%         14.32%          1.95%         12.74%        19.56%
==============================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                        2007           2006           2005           2004          2003
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    17.42     $    15.91     $    15.27   $      14.13     $   11.86

   Net investment income (loss)(1)                       0.23           0.22           0.16           0.14          0.17
   Net realized and unrealized gain (loss)
     on investments(1)                                   0.40           1.50           0.65           1.15          2.30
                                                   -----------------------------------------------------------------------
Total from investment operations                         0.63           1.72           0.81           1.29          2.47

   Distributions from net investment income             (0.41)         (0.21)         (0.16)         (0.13)        (0.17)
   Distributions from capital gains                         -          (0.00)(5)      (0.01)         (0.02)        (0.03)
                                                   -----------------------------------------------------------------------
Total distributions                                     (0.41)         (0.21)         (0.17)         (0.15)        (0.20)
                                                   -----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $    17.64     $    17.42     $    15.91   $      15.27     $   14.13
==========================================================================================================================
TOTAL RETURN(2)                                          3.60%         10.88%          5.32%          9.12%        20.95%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   55,880     $   48,233     $   37,020   $     23,072     $   8,012
   Ratio of gross expenses to average net assets         1.18%          1.22%          1.20%          1.25%         1.23%
   Ratio of net expenses to average net assets           1.18%          1.20%          1.20%          1.20%         1.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      1.30%          1.24%          1.03%          0.92%         1.18%
   Ratio of net investment income to average
     net assets                                          1.30%          1.26%          1.03%          0.97%         1.31%
   Portfolio turnover rate                              18.45%         14.32%          1.95%         12.74%        19.56%

==========================================================================================================================



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Class A total return does not include the one-time front-end sales charge.
(5)   Less than $0.005 per share.
*     Annualized



================================================================================
                                  accessor 92

================================================================================
                                FINANCIAL HIGHLIGHTS

GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD 12/31
A CLASS SHARES                                        2007           2006           2005           2004           2003(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    18.19     $    16.13     $    15.17     $    13.62     $    12.35

   Net investment income (loss)(1)                       0.18           0.16           0.15           0.15           0.05
   Net realized and unrealized gain (loss)
      on investments(1)                                  0.72           2.06           0.95           1.53           1.27
                                                   ------------------------------------------------------------------------
Total from investment operations                         0.90           2.22           1.10           1.68           1.32

   Distributions from net investment income             (0.41)         (0.16)         (0.14)         (0.13)         (0.05)
   Distributions from capital gains                     (0.01)             -              -              -              -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.42)         (0.16)         (0.14)         (0.13)         (0.05)
                                                   ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $    18.67     $    18.19     $    16.13     $    15.17     $    13.62
===========================================================================================================================
TOTAL RETURN(2,4)                                        4.91%         13.85%          7.32%         12.43%         10.65%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   29,580     $   21,064     $   20,159     $   11,388     $    2,136
   Ratio of gross expenses to average net assets         0.53%          0.57%          0.55%          0.60%          0.94%*
   Ratio of net expenses to average net assets           0.53%          0.55%          0.55%          0.55%          0.45%*
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                     0.92%          0.97%          0.96%          0.98%          1.41%*
   Ratio of net investment income to average
      net assets                                         0.92%          0.99%          0.96%          1.04%          1.90%*
Portfolio turnover rate                                  7.43%         18.90%          1.76%         15.63%         16.85%
===========================================================================================================================
                                                                FOR THE YEAR/PERIOD 12/31
C CLASS SHARES                                        2007           2006           2005           2004           2003
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    18.12     $    16.07     $    15.12     $    13.59     $    10.80

   Net investment income (loss)(1)                       0.05           0.06           0.05           0.06           0.13
   Net realized and unrealized gain (loss)
      on investments(1)                                  0.71           2.05           0.95           1.52           2.77
                                                   ------------------------------------------------------------------------
Total from investment operations                         0.76           2.11           1.00           1.58           2.90

   Distributions from net investment income             (0.30)         (0.06)         (0.05)         (0.05)         (0.11)
   Distributions from capital gains                     (0.01)             -              -              -              -
                                                   ------------------------------------------------------------------------
Total distributions                                     (0.31)         (0.06)         (0.05)         (0.05)         (0.11)
                                                   ------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $    18.57     $    18.12     $    16.07     $    15.12     $    13.59
===========================================================================================================================
TOTAL RETURN(2)                                          4.18%         13.15%          6.64%         11.67%         27.04%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   45,687     $   38,013     $   26,399     $   15,330     $    5,095
   Ratio of gross expenses to average net assets         1.18%          1.22%          1.19%          1.25%          1.22%
   Ratio of net expenses to average net assets           1.18%          1.20%          1.19%          1.20%          1.10%
   Ratio of net investment income (loss)
      (excluding expenses paid directly by the
      manager) to average net assets                     0.25%          0.34%          0.31%          0.34%          0.97%
   Ratio of net investment income to average
      net assets                                         0.25%          0.36%          0.31%          0.39%          1.09%
Portfolio turnover rate                                  7.43%         18.90%          1.76%         15.63%         16.85%

===========================================================================================================================



--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Class A total return does not include the one-time front-end sales charge.
*     Annualized





================================================================================
                                  accessor 93

================================================================================
                                FINANCIAL HIGHLIGHTS

AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------

                                                                FOR THE YEAR/PERIOD ENDED 12/31
A CLASS SHARES                                        2007          2006          2005          2004          2003(3)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $    18.66    $    16.17    $    14.92    $    13.07    $    11.66

   Net investment income (loss)(1)                       0.03          0.03          0.01          0.03          0.02
   Net realized and unrealized gain (loss)
     on investments(1)                                   0.96          2.49          1.25          1.83          1.40
                                                   --------------------------------------------------------------------
Total from investment operations                         0.99          2.52          1.26          1.86          1.42

   Distributions from net investment income             (0.31)        (0.03)        (0.01)        (0.01)        (0.01)
   Distributions from capital gains                     (0.03)            -             -             -             -
                                                   --------------------------------------------------------------------
Total distributions                                     (0.34)        (0.03)        (0.01)        (0.01)        (0.01)
                                                   --------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $    19.31    $    18.66    $    16.17    $    14.92    $    13.07
=======================================================================================================================
TOTAL RETURN(2,4)                                        5.30%        15.56%         8.46%        14.23%        12.17%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   12,864    $    9,032    $    5,589    $    2,375    $      191
   Ratio of gross expenses to average net assets         0.55%         0.61%         0.59%         0.65%         1.06%*
   Ratio of net expenses to average net assets           0.55%         0.55%         0.55%         0.55%         0.45%*
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                      0.16%         0.12%         0.03%         0.13%         0.71%*
   Ratio of net investment income to average
     net assets                                          0.16%         0.18%         0.06%         0.23%         1.32%*
Portfolio turnover rate                                 10.36%        10.73%         2.01%         3.61%         7.27%
========================================================================================================================
                                                                FOR THE YEAR/PERIOD ENDED 12/31
C CLASS SHARES                                        2007          2006          2005          2004          2003
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD               $    18.24    $    15.89    $    14.74    $    13.00    $    10.04

   Net investment income (loss)(1)                      (0.09)        (0.08)        (0.09)        (0.07)        (0.04)
   Net realized and unrealized gain (loss)
     on investments(1)                                   0.95          2.43          1.24          1.81          3.00
                                                   --------------------------------------------------------------------
Total from investment operations                         0.86          2.35          1.15          1.74          2.96

   Distributions from net investment income             (0.21)            -             -             -             -
   Distributions from capital gains                     (0.03)            -             -             -             -
                                                   --------------------------------------------------------------------
Total distributions                                     (0.24)            -             -             -             -
                                                   --------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                     $    18.86    $    18.24    $    15.89    $    14.74    $    13.00
=======================================================================================================================
TOTAL RETURN(2)                                          4.69%        14.79%         7.80%        13.38%        29.48%
NET ASSETS, END OF PERIOD (IN THOUSANDS)           $   10,144    $    7,966    $    5,399    $    3,474    $      483
   Ratio of gross expenses to average net assets         1.20%         1.25%         1.24%         1.30%         1.26%
   Ratio of net expenses to average net assets           1.20%         1.20%         1.20%         1.20%         1.10%
   Ratio of net investment income (loss)
     (excluding expenses paid directly by the
     manager) to average net assets                     (0.49)%       (0.55)%       (0.64)%       (0.61)%       (0.52)%
   Ratio of net investment income (loss) to
     average net assets                                 (0.49)%       (0.50)%       (0.61)%       (0.50)%       (0.37)%
Portfolio turnover rate                                 10.36%        10.73%         2.01%         3.61%         7.27%

=======================================================================================================================

--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Class commenced operations on September 29, 2003.
(4)   Class A total return does not include the one-time front-end sales charge.
*     Annualized



                                   accessor 94

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------

The following information has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

--------------------------------------------------------------------------------
STANDARD & POORS 500 INDEX*|
 --------------------------|

The purpose of the S&P 500 Index is to portray the pattern of common stock price movement. Construction of the index proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest companies. The S&P membership currently consists of 424 NYSE and 76 NASDAQ traded companies.

Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings for market size, liquidity and with the aim of achieving a distribution by broad industry groupings that are representative of the U.S. economy. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. Its market price movements must in general be responsive to changes in industry affairs.

The formula adopted by Standard & Poor's is generally defined as a "baseweighted aggregative" expressed in relatives with the average value for the base period (19411943) equal to 10. Each component stock is weighted so that it will influence the index in proportion to its respective market importance. The most suitable weighting factor for this purpose is the number of shares outstanding, multiplied by its market price. This gives the current market value for that particular issue, and this market value determines the relative importance of the security.

Market values for individual stocks are added together to obtain their particular group market value. These group values are expressed as a relative, or index number, to the base period (19411943) market value. As the base period market value is relatively constant, the index number reflects only fluctuations in current market values.

Starting in September 2005, Standard & Poors uses a float adjusted market capitalization to weight the stocks in the S&P 500 Index. This approach endeavors to exclude strategic shareholders that are closely held by other publicly traded companies, control groups, or government agencies. The resulting stock weightings are believed to reflect the value available in the public markets.


--------------------------------------------------------------------------------
*"STANDARD & POOR'S," "S&P" AND "S&P 500" ARE TRADEMARKS OF STANDARD AND POOR'S, A DIVISION OF THE MCGRAWHILL COMPANIES, INC. THE GROWTH FUND AND VALUE FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S.

--------------------------------------------------------------------------------
S&P 500/CITIGROUP GROWTH INDEX / S&P 500/CITIGROUP VALUE INDEX|
--------------------------------------------------------------|

Standard and Poor's, has renamed its style indices, the S&P 500/BARRA Growth Index to the S&P 500/Citigroup Growth Index (the "Growth Index") and S&P
500/BARRA Value Index to the S&P 500/Citigroup Value Index (the "Value Index") as of December 16, 2005 and changed the calculation methodology used to separate the S&P 500 into two comparably sized style indices.

The Growth and Value Indices are constructed in a four-step process.

1. Every S&P 500 Index stock is scored on seven risk factors three measuring growth and four measuring value.

2. After standardizing the factor scores, each company is assigned a growth score and a value score by averaging its individual growth and value scores, respectively.

3. All 500 companies are then ranked twice, once by growth and once by value.

4. The ratio of a company's growth rank divided by its value rank determines its style index membership. Stocks in the top 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Growth Index. Stocks in the bottom 33% of this list as measured by weight in the S&P 500 Index have all of their market cap assigned to the S&P 500/Citigroup Value Index. Stocks in the middle 34% of this list have their market cap distributed between the growth and value style indices according to their similarity to the average stock in each of the "pure" style groups.

This methodology results in some stocks being members of both Growth and Value Indices. Because the market cap of these stocks is split between the two indices, however, the summed total capitalization of the Growth and Value Indices equals the total capitalization of the parent index, the S&P 500 Index.

As of December 31, 2007, there were 300 companies in the Growth Index and 353 companies in the Value Index.


                                   accessor 96

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
DOW JONES WILSHIRE 4500 COMPLETION INDEX*|
-----------------------------------------|

The Dow Jones Wilshire 4500 Completion Index (an unmanaged index) is constructed from the Dow Jones Wilshire 5000 Composite Index ("Dow Jones Wilshire 5000"), and contains all stocks in the Dow Jones Wilshire 5000 except components of the S&P 500. The Dow Jones Wilshire 4500 Completion Index was created to allow investors who are using the S&P 500 already to track the remainder of the U.S. market. Two versions of the index are calculated: one weighted by full market capitalization and the other weighted by float-adjusted market capitalization. The full market-cap version is intended as a "wealth" measure, representing the total dollar value of funds entering or leaving the U.S. equity markets. The float-adjusted version is meant to be a more realistic benchmark, because it reflects the shares of securities that are actually available to investors. The Small to Mid Cap Fund uses the float-adjusted Dow Jones Wilshire 4500 Completion Index as its benchmark index.

The Dow Jones Wilshire 5000 measures the performance of all U.S. headquartered equity securities with readily available price data. To be included in the index, a security must be the primary equity issue of a U.S. company. New issues must be traded on the New York Stock Exchange, American Stock Exchange or NASDAQ Stock Market; newly issued bulletin board stocks are not added to the index.

Originally called the Wilshire 5000 Total Market Index, the Dow Jones Wilshire 5000 was created in 1974 by the founder of Wilshire Associates to aid in performance measurement and was named for the nearly 5,000 stocks it contained at the time. The Wilshire 5000 Index was maintained by Wilshire Associates until April of 2004, when Wilshire and Dow Jones Indexes began co-branding it and other Wilshire indexes. As part of the agreement, Dow Jones Indexes assumed responsibility for calculating and maintaining the Dow Jones Wilshire 5000 Composite Index and the other indexes under the Dow Jones Wilshire umbrella.

--------------------------------------------------------------------------------
*"DOW JONES" AND "WILSHIRE" ARE REGISTERED TRADEMARKS OF DOW JONES WILSHIRE ASSOCIATES. THE SMALL TO MID CAP FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY DOW JONES OR WILSHIRE ASSOCIATES.
--------------------------------------------------------------------------------

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE + EM INDEX*|
-----------------------------------------------------|

The MSCI EAFE + EM Index is a market capitalization-weighted index composed of companies representative of the market structure of 46 Developed and Emerging Market countries. The index is calculated without dividends or with gross dividends reinvested, in both U.S. dollars and local currencies.

The MSCI EAFE Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. dollars and local currencies.

MSCI Emerging Markets ("EM") Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 Emerging Market countries in Europe, Latin America and the Pacific Basin. The MSCI EM Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

The MSCI indices reflect stock market trends by representing the evolution of an unmanaged portfolio containing a broad selection of domestically listed companies. A dynamic optimization process which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles, and minimizing cross ownership is used to determine index constituents. Stock selection also takes into consideration the trading capabilities of foreigners in emerging market countries.

As of December 31, 2007, the MSCI + EM Index consisted of the following countries:


21 Developed Market Countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom

25 Emerging Market Countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey.


Unlike other broadbased indices, the number of stocks included in MSCI EAFE + EM Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. MSCI EAFE + EM Index is a capitalization-weighted index calculated by Morgan Stanley Capital International based on the official closing prices for each stock in its primary local or home market. The base value of the MSCI EAFE + EM Index was equal to 100.0 on January 1, 1988. As of December 31, 2007, the value of the MSCI EAFE + EM Index was 347.46.

--------------------------------------------------------------------------------
*"EAFE" IS A REGISTERED TRADEMARK OF MORGAN STANLEY CAPITAL INTERNATIONAL. THE INTERNATIONAL EQUITY FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL. THIS INDEX WAS FORMERLY KNOWN AS THE MSCI EAFE + EMF INDEX.
================================================================================
                                  accessor 97

================================================================================
                                   APPENDIX A
--------------------------------------------------------------------------------
MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX* |
----------------------------------------------|

The US High Yield Master II Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. "Yankee" bonds (debt of foreign issuers issued in the US domestic market) are included in the Index provided the issuer is domiciled in a country having an investment grade foreign currency long-term debt rating (based on a composite of Moody's and S&P). 144a issues are not included in the Index until they are exchanged for registered securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody's and S&P. The index is rebalanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index between cash pay and deferred interest bonds, as well as by rating and sector. The inception date of the index is August 31, 1986.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*THE HIGH YIELD BOND FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MERRILL LYNCH
--------------------------------------------------------------------------------
LEHMAN BROTHERS*                        |
GOVERNMENT/CREDIT  INDEX                |
GOVERNMENT/CREDIT 1-5 YEAR INDEX        |
MORTGAGE-BACKED   SECURITIES  INDEX     |
--------------------------------------- |

The Lehman Brothers Government/Credit Indices include fixed-rate debt issues rated investment grade (Baa3) or higher by Moody's Investor Service ("Moody's"). For issues not rated by Moody's, the equivalent Standard & Poor's ("S&P") rating is used, and for those not rated by S&P, the equivalent Fitch Investors Service, Inc. rating is used. These indices also include fixed-rate debt securities issued by the U.S. Government, its agencies or instrumentalities, which are generally not rated but have an implied rating greater than AAA. All issues must have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for all others. Price, coupon and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

The Lehman Brothers Government/Credit Index is made up of the Government and Credit Bond Indices.

The Government Bond Index is made up of the Treasury Bond Index (public obligations of the United States Treasury that have remaining maturities of more than one year, excluding flower bonds and foreign targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasifederal corporations, and corporate debt or foreign debt guaranteed by the U.S. Government).

The Credit Bond Index includes publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt. Also included are Yankee bonds, which are dollar-denominated SEC registered public, nonconvertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

The Government/Credit 1-5 Year Index is composed of Agency and Treasury securities and corporate securities of the type referred to in the preceding paragraph, all with maturities of one to five years.

The Mortgage-Backed Securities Index covers fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association
(FNMA).
--------------------------------------------------------------------------------
*THE INTERMEDIATE FIXED-INCOME FUND, THE SHORT-INTERMEDIATE FIXED-INCOME FUND, AND THE MORTGAGE SECURITIES FUND ARE NOT SPONSORED,
ENDORSED, SOLD OR PROMOTED BY LEHMAN BROTHERS.

================================================================================

                                   accessor 97

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period


o    Fund performance data and financial statements

o    Fund holdings.

PORTFOLIO HOLDINGS. The Funds will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

For  shareholder  inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual   Report,   SAI,  and  other  information   contact  your  financial
intermediary or:

ACCESSOR CAPITAL MANAGEMENT LP
1420 Fifth Avenue, Suite 3600
Seattle, Washington 98101
800-759-3504
206-224-7420
web site:  www.accessor.com


SECURITIES AND EXCHANGE COMMISSION
Washington, DC  205490102
Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
email:  publicinfo@sec.gov
web site:  www.sec.gov


You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.


Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.


                                  accessor 98

                 Accessor Funds, Inc. Prospectus April 29, 2008
                        As supplemented on June 10, 2008




                            Accessor Limited Duration
                              U.S. Government Fund

                                     [LOGO]



    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




NOT FDIC INSURED                NO BANK GUARANTEE               MAY LOSE VALUE


                                   accessor 1

This page intentionally left blank.

                                   accessor 2

================================================================================
                               TABLE OF CONTENTS
================================================================================



THE FUND


   Fund Details............................................................4
   Fund Performance........................................................6
   Fund Expenses...........................................................7
   Securities Types........................................................8
   Certain Additional Investment Strategies and Risks......................9
   Management, Organization and Capital Structure..........................9



SHAREHOLDER INFORMATION

   Purchasing Fund Shares..................................................11
   Exchanging Fund Shares..................................................14
   Redeeming Fund Shares...................................................15
   Dividends and Distributions.............................................17
   Valuation of Securities.................................................17
   Taxation................................................................17
   Privacy Policy/Householding.............................................19
   Financial Highlights....................................................19



APPENDIX A
   Investment Techniques and Practices.....................................20


                                   accessor 3

================================================================================
[GRAPHIC]                            FUND DETAILS
===============================================================================

INVESTMENT OBJECTIVE The Limited Duration U.S. Government Fund (the "Fund") seeks to achieve a high level of current income that is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its assets in bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities, including various government sponsored enterprises ("GSEs") (collectively "U.S. Government securities") and in repurchase agreements collateralized by such securities. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund's investments may include mortgage-backed securities that represent interests in pools of mortgage loans or asset-backed securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund intends to be eligible for investment by federal savings associations, federal credit unions and certain national banks and therefore, will invest in U.S. Government securities that are eligible, without limitation, for investment by these institutions. The Fund also intends to be managed to comply with all investment limitations applicable to federal credit unions so as to qualify as an eligible investment for these institutions. The Fund does not intend to make any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Federal Financial Institutions Examination Council ("FFIEC").

                                      =========================================
Under normal market and interest      |    DURATION A mathematical concept
rate conditions, the Fund seeks to    |    that is used to measure bond price
maintain a target duration between    |    volatility as a consequence of a
1 and 5 years ("Limited Duration")    |    change in the general level of
To achieve the flexible               |    interest rates. Bonds with larger
implementation of this target         |    durations tend to be more volatile
duration range, the Fund does not     |    than bonds with smaller durations.
restrict its minimum or               |    For example, a bond with a duration
maximum maturity. For example, the    |    of 5 is approximately 2 1/2 times
Fund may adopt a strategy meant to    |    more volatile to a change in the
take advantage of an unusual shape    |    general level of interest rates
presented by the yield curve known    |    than is a bond with a duration of
as a BAR-BELL portfolio structure.    |    2. Although subject to constraints
This structure would include a        |    that can make it less than perfect,
large block of money market           |    it can produce a useful measure of
instruments and a large block of      |    price sensitivity for an individual
longer maturity issues that           |    bond or for an entire portfolio of
together produce a duration measure   |    bonds. For example, the price of a
that falls within the target          |    bond with a duration of 5 should go
duration range of 1 to 5 years.       |    down by 5% for each 1% increase in
                                      |    the general level of interest
                                      |    rates.
                                      =========================================
Pennant Management, Inc. ("Pennant" or "Money Manager"), the Fund's Money Manager, intends to vary the quality, sector and maturity of the eligible securities selected for the Fund based upon the Money Manager's analysis of financial market conditions and the outlook for the U.S. economy. The Money Manager's view is that interest rates and spreads between bond market sectors are closely tied to the real economy and the supply/demand conditions in the credit markets. By monitoring these variables closely, the Money Manager will attempt to adjust duration and bond market sector weightings in order to exploit its convictions regarding the general level of interest rates and spreads between Fund eligible sectors of the bond market. The Money Manager attempts to identify areas of the bond market that are undervalued relative to the rest of the market by grouping bonds by duration and into sectors such as: money markets, U.S. Government agency securities, mortgages and asset-backed securities. Investment selections may be based on fundamental economic, market and other factors that may lead to variation by sector, maturity, quality and other criteria appropriate to meet the Fund's objective. Once investment opportunities are identified, the Money Manager will shift assets among durations and sectors depending upon perceived supply and demand conditions, changes in relative valuations, credit spreads and upon historical yield or price relationships.

The Fund may also purchase both existing securities and securities on a when-issued basis. The purchase price and interest rate payable for all securities will be fixed on the date of purchase, and all purchases will be by regularway settlement, that is delivery and payment will be made within the time frame the securities industry has established for the purchase of that type of security. The Fund may also purchase money market securities which are high quality, short-

                                   ACCESSOR 4

================================================================================
[GRAPHIC]                            FUND DETAILS
================================================================================

term debt securities that pay a fixed, variable or floating interest rate. Money market securities are often specifically structured so that they are eligible investments for a money market fund. The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit and other time deposits issued by foreign branches of FDIC issued banks. Investments in certificates of deposit and other time deposits are limited to that face value equivalent to $100,000 FDIC insurance coverage.

PRINCIPAL INVESTMENT RISKS The Fund's principal risks are discussed below. The value of your investment in the Fund will fluctuate, which means you could lose money.

o CALL RISK. Some bonds are issued with specific maturities that also allow the issuer to redeem the issue in whole or part before the stated final maturity. An issuer may "call" a bond when the general level of interest rates has declined relative to what they were when the bond issuer originally issued the bond. If an issuer "calls" a bond during a time of declining interest rates, the Fund may have to reinvest the proceeds in an investment offering a lower yield. If this happens the Fund may not be able to take advantage of any increase in value as a result of declining interest rates.

o CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Some issuers may not make payments on debt securities held by a Fund, causing a loss. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond or other security can also affect the security's liquidity and make it more difficult for a Fund to sell. For U.S. Government Securities, the risk that the U.S. Government will not provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

o GOVERNMENT SPONSORED ENTERPRISES ("GSEs") RISK. Certain GSEs (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S Government. GSE debt is generally considered to be of high credit quality due to the implied backing of the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government. Therefore, GSE's are subject to credit risk.

o INCOME RISK. If interest rates fall, the Fund's income will decline as bonds are bought at lower rates to reinvest proceeds from sales or maturities, or to invest new money.

o INTEREST RATE RISK. The prices of bonds will generally fall when interest rates rise. These changes in bond prices will affect the Fund's share price. The longer the Fund's effective maturity and duration, the more its share price is likely to be affected by a change in interest rates.

o LIQUIDITY RISK. If there is no active trading market for certain types of securities, it can become more difficult to sell such securities at or near their value. This may result in a dramatic fall in the value of such securities and have a negative effect on the Fund's share price.

o MANAGEMENT RISK. The risk that a strategy used by the Money Manager may fail to produce the intended results. There is no guarantee that the Money Manager's security selection techniques or timing decisions will achieve the Fund's investment objective.

o PREPAYMENT AND EXTENSION RISK. Many types of debt securities, including mortgage-backed and certain asset-backed securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. For example, if interest rates are dropping and an issuer pays off an obligation or a bond before maturity, the Fund may have to reinvest at a lower interest rate. Securities subject to prepayment generally offer less potential for gains during periods of declining interest rates and similar or greater potential for loss in periods of rising interest rates. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. Prepayments on assets underlying mortgage or other asset-backed securities held



                                   ACCESSOR 5

================================================================================
[GRAPHIC]                            FUND DETAILS
================================================================================
by a Fund can adversely affect those securities' yield and price. When interest rates rise, the effective duration of the Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the Fund's sensitivity to rising rates.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, the Fund's Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If the Money Manager does so, different factors could affect a Fund's performance and the Fund may not achieve its investment objective.

================================================================================
                                FUND PERFORMANCE
================================================================================

The following bar chart and table illustrate the risks of investing in shares of the Fund by showing changes in the Fund's performance from year to year. The table compares the average annual total returns of the Fund to the performance of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.

================================================================================
                      LIMITED DURATION FUND ANNUAL RETURNS
================================================================================
                                                                 YEAR-TO-DATE
                                                                    2.15%
                                                                AS OF 3/31/08
[GRAPH]                 |                                       ===============
                        |                                        BEST QUARTER
AS OF 12/31 EACH YEAR   |                                            2.03%
                        |                                        4TH QTR 2007
2.00%    4.36%   6.22%  |                                       ===============
---------------------   |                                        WORST QUARTER
2005     2006    2007                                                0.12%
                                                                 1ST Qtr 2005
                                                                 =============
================================================================================
                             AVERAGE ANNUAL TOTAL RETURNS
================================================================================

FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         INCEPTION
                                                                                        TO DATE*
------------------------------------------------------------------------------------------------
Fund returns before taxes                                               6.22%            3.72%
Fund returns after taxes on distributions                               4.61%            2.51%
Fund returns after taxes on distributions & sale of Fund shares         4.01%            2.46%
Lehman Brothers 1-3 Year Government Bond Index (1)                      7.10%            N/A





(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       *INCEPTION DATE JULY 6, 2004


--------------------------------------------------------------------------------
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans and individual retirement accounts.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(1)  THE LEHMAN BROTHERS 1-3 YEAR GOVERNMENT BOND INDEX IS A MARKET
     VALUE WEIGHTED INDEX OF U.S. TREASURY AND AGENCY BONDS WITH MATURITIES BETWEEN ONE AND THREE YEARS. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR EXPENSES.
================================================================================



                                   ACCESSOR 6

================================================================================
                                 FUND EXPENSES
================================================================================

The following tables are estimated to describe the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this section is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Fund has no sales charge or Rule 12b-1 distribution fees* and therefore these fees are not included in the tables.

--------------------------------------------------------------------------------
                                                              LIMITED DURATION
                                                           U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
Shareholder Fees/1/ (fees paid directly
from your investment)

REDEMPTION FEE                                                        none
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)



MANAGEMENT FEES/2/                                                       0.41%
DISTRIBUTION AND SERVICE (12b-1) FEES                                      None
OTHER EXPENSES/3/                                                        0.24%

TOTAL ANNUAL FUND OPERATING EXPENSES                                     0.65%
                                                                         ====
--------------------------------------------------------------------------------

/1/Shares of the Funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.

/2/Management fees consist of the management fee paid to Accessor Capital and the fee paid to the Money Manager of the Fund.

/3/ Other Expenses are based on the estimated fees and expenses for the Fund.


*Shares of the Funds are expected to be sold primarily through financial intermediaries that may charge shareholders a fee.

--------------------------------------------------------------------------------
EXPENSE EXAMPLE
--------------------------------------------------------------------------------

The Example shows what an investor in the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

===============================================================================
         FUND               One Year     Three Years    Five Years    Ten Years
===============================================================================
 LIMITED DURATION
 U.S. GOVERNMENT FUND       $66         $208            $362            $810




                                   ACCESSOR 7

================================================================================
                                 SECURITY TYPES
================================================================================

The Fund does not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC. The FFIEC is a formal interagency board empowered to prescribe uniform principals, standards, and report forms for the federal examination of financial institutions by the Board of Governors of the Federal Reserve System
(FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the Office of the Comptroller of the Currency (OCC) and the Office of Thrift Supervision (OTS) and, to make recommendations to promote uniformity in the supervision of financial institutions. See Appendix A for the qualifying security types under the current FFIEC regulations.

DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Funds' website by visiting www.accessor.com.

--------------------------------------------------------------------------------
SECURITY TYPES
--------------------------------------------------------------------------------

o ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

o CERTIFICATES OF DEPOSIT. The Fund may invest in certificates of deposit and other time deposits and savings accounts in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution") or the Federal Savings and Loan Insurance Corporation ("FSLIC"), including certificates of deposit and other time deposits issued by foreign branches of FDIC issued banks. Investments in certificates of deposit and other time deposits are limited to that face value equivalent to $100,000 FDIC insurance coverage.

o DEBT SECURITIES. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include government securities and mortgage and other asset-backed securities.

o GOVERNMENT SECURITIES. Government securities are securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. These securities are normally considered to be of the highest quality. U.S. Government Agencies, or its instrumentalities are also collectively referred to as Government Sponsored Entities (GSEs). All GSE debt is sponsored but not necessarily guaranteed by the federal government. For instance, government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Certain GSEs also carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. The Fund may invest in all such GSEs. Some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission ("SEC").

o MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

                                   ACCESSOR 8

================================================================================
                                 SECURITY TYPES
================================================================================

o REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, in which the Fund purchases securities from a bank or broker-dealer that then agrees to repurchase the securities at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds.

This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements will not be entered into unless their repurchase maturity occurs within seven days or less and, the securities subject to repurchase are composed of only securities that could otherwise be owned by the Fund if not subject to a repurchase agreement.

================================================================================
                CERTAIN ADDITIONAL INVESTMENT STRATEGIES & RISKS
================================================================================

The Fund may invest in other types of securities and employ additional investment techniques that are not the primary approach of the Fund and therefore not described in this Prospectus. Appendix A to this Prospectus lists the various security types and investment techniques used by the Fund, including the principal securities types and techniques described above. The additional security types, techniques and their accompanying risks are more fully described in the Fund's Statement of Additional Information ("SAI"), which may be obtained free of charge by contacting the Fund.


================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
================================================================================

On the following pages is information on Accessor Capital and the Fund's Money Manager and a description of how Accessor Capital and the Money Manager are compensated for the services each provides.


A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Fund's investment advisory contracts is contained in the Annual Report to Shareholders for the year ended December 31, 2007.


The Fund paid Accessor Capital 0.12% and the Money Manager 0.29% for total management fees of 0.41% for the fiscal year 2007 (reflected as a percentage of average net assets).

--------------------------------------------------------------------------------
MANAGER         Accessor Capital Management LP, 1420 Fifth Avenue, Suite
3600, Seattle, WA 98101
--------------------------------------------------------------------------------

Accessor Capital was founded in 1991 and has approximately $3.0 billion in assets under management as of December 31, 2007.


The Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Fund and monitors the performance of the Money Manager. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund, Strategic Alternatives Fund and the Accessor Allocation Funds. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager.


Mr. Whatley has been with Accessor Capital as the Executive Director since 1991. As the chair of the Investment Committee, he is responsible for the oversight of the Committee.

Mr. Rowader has been with Accessor Capital since February 2007, first as Investment Officer and member of the Investment Committee, from December 2007, as Senior Investment Officer, and from February 2008 as Chief Investment Officer. Mr. Rowader is primarily responsible for the overall management of the investment department and investment decisions for the U.S. Government Money Fund, the Allocation Funds, and the Accessor Strategic Alternatives Fund. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader

                                   accessor 9

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
================================================================================

served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader received his MBA with concentration in Finance from the University of Colorado.

Mr. Herber has been with Accessor Capital since February 1, 2008 as an Investment Officer and member of the Investment Committee. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds. Prior to Accessor Capital, Mr. Herber was a Research Analyst at Wexford Capital Management from February 2006 through January 2008; the owner and operator of Genesis Games and Gizmos from June 2004 through January 2006; and a research associate at Capital International from June 2002 through May 2004. Mr. Herber has been a CFA Charterholder since 2003.

Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He has been a member of the Investment Committee since January 2007. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was a Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.

The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Fund within 60 days of the change.

The Fund will pay Accessor Capital an annual management fee for providing management and administration services in the amount of 0.12% of the Fund's average daily net assets. The Fund will pay an annual Investment Advisory Fee to the Money Manager as more fully described under "Money Manager" below.

The Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) certain out of pocket expenses.

--------------------------------------------------------------------------------
DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MANAGER     Pennant Management, Inc., 11270 West Park Place, Suite 1025
                  Milwaukee, WI  53224
--------------------------------------------------------------------------------
Pennant Management was formed in 1992 and has approximately $1.8 billion in assets under management as of December 31, 2007.


The Money Manager uses a team approach to the management of the Fund. John P. Culhane, CFA, Senior Vice President and James Habanek, CFA, Senior Vice President, are primarily responsible for the day-to-day management of the Fund. Mr. Culhane has been primarily responsible since July 4, 2004, and Mr. Habanek since June 2, 2008. Pennant Management's Investment Committee has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios, under the supervision of Mark A. Elste, CFA, President and Chief Investment Officer. The team members have all held their present titles since joining Pennant Management. Mr. Culhane has been a portfolio manager with Pennant Management since 2002. Prior to joining Pennant Management, Mr. Culhane was the Chief Investment Officer at GreatBanc Trust Company since 1989. Mr. Habanek has been a portfolio manager with Pennant Management since June 2, 2008. Prior to joining Pennant Management, he was Vice President, Capital Markets Group at Ziegler Companies, Inc. from March 2006 through November 2007 and Vice President Capital Markets Group at CIB Marine Bankshares, Inc. from August 1999 through January 2006. Prior to forming Pennant Management in 1992, Mr. Elste was the Chief Investment Officer for Banc One Investment Advisors, Inc. and Banc One Wisconsin Trust Co., NA.


                                  accessor 10

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
================================================================================

The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

The Fund pays an annual Investment Advisory Fee to the Money Manager based upon a percentage of the average daily net assets of the Fund, as follows:

               0.35% on the first $25 million of assets under management; plus, 0.25% on the next $75 million of assets under management, plus, 0.20% on all assets above $100 million

The Money Manager may, from time to time, find it appropriate to waive all or part of its Fund Management Fee, if it deems it to be in the best interest of the Fund and its shareholders.

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
WHERE TO PURCHASE
-------------------


o DIRECT INVESTORS. Shares of the Fund may be purchased directly from Accessor Funds for no sales charge or commission.

o FINANCIAL INTERMEDIARIES. Shares of the Fund may be purchased through financial intermediaries, trust companies, broker-dealers, registered investment advisors, certified financial planners, third party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies and providers of fund supermarkets who have agreements with the Distributor and/or Accessor Funds. These financial intermediaries may charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund Shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund.

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.

================================================================================
HOW TO PURCHASE
----------------


                                        ---------------------------------------
Normally       your       financial     |Shares  of  the  Funds  may  not be
intermediary    will    send   your     |purchased  on days when the NYSE is
purchase   requests   to   Accessor     |closed for trading: New Year's Day,
Funds'  Transfer  Agent.   Purchase     |Martin   Luther   King,   Jr.  Day,
orders   are   accepted   on   each     |Presidents    Day,   Good   Friday,
business day that the New York Stock    |Memorial  Day,   Independence  Day,
Exchange ("NYSE") is open and must      |Labor  Day,  Thanksgiving  Day  and
be received in good order.  Requests    |Christmas Day.
received in good order must include:    |--------------------------------------
account name, account number, dollar or share amount of transaction, Fund(s), allocation of investment and signature of authorized user. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons accessor 11

================================================================================
                             PURCHASING FUND SHARES
-------------------------------------------------------------------------------

acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the NAV after receipt of the order by the Transfer Agent. In certain cases, a Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Funds within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Funds.

Purchase orders are accepted on each business day that the NYSE is open and must be received in good order prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. The Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:


o BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of the Fund noted on the check to:

                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third-party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

o BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

o BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Shares of the Fund by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

o BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan ("AIP") with the Transfer Agent whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax
(206)224-4274 the completed form to Accessor Funds 15 days prior to the initial purchase.

o BY PURCHASES IN KIND. Under some circumstances, the Funds may accept securities as payment for Shares of the Fund. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.


                                  accessor 12

================================================================================
                             PURCHASING FUND SHARES
-------------------------------------------------------------------------------
IRA/SIMPLE/ROTH IRA/COVERDELL EDUCATION SAVINGS ACCOUNT PLANS.
-------------------------------------------------------------------------------

Investors may purchase Shares of the Fund through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.

--------------------------------------------------------------------------------
INVESTMENT MINIMUMS
-------------------

The minimum initial investment in the Fund is $100,000; provided, however that the Distributor and/or the Fund reserve the right to accept a lesser initial investment at their sole and absolute discretion. There is no minimum investment balance required to be maintained. Subsequent purchases may be made in any amount.

--------------------------------------------------------------------------------
SHARE PRICING
--------------

Investors purchase shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Fund shares, subtracting Fund liabilities, and dividing by the number of outstanding shares. The NAV is calculated each day that the NYSE is open for business. The Fund generally calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, each day the NYSE is open. If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Fund in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com). For related information see "Valuation of Securities" on page 14.

--------------------------------------------------------------------------------
ACCESSOR INTERNET WEBSITE|
------------------------ |

You can obtain information about Accessor Funds on the internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Accessor Funds shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm, this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
------------------------------ |

The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a fund's shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The Fund may invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid and are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing it to use the fair value of a security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Fund's restrictions on excessive trading and market timing

                                   ACCESSOR 13

================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Board of Directors has adopted policies and procedures relating to short-term or excessive trading. The Fund (or Accessor Capital, on behalf of the Fund) may restrict or refuse purchases or investors who in Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 30 days of purchase; (ii) exchange shares out of the Fund within 30 days of an earlier exchange request out of the Fund; (iii) exchange shares out of the Fund more than four times within a calendar year; or (iv) otherwise seem to follow a market timing pattern that the Fund or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in that Fund or other Accessor Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market timing activities and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
-------------------------------------------------------------------------------
EXCHANGING THROUGH ACCESSOR FUNDS
---------------------------------

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Shares of the Fund may be exchanged for shares of any other Accessor Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Accessor Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Accessor Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order.

An exchange of shares of the Fund for shares of another Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from the Fund involves a redemption of those shares and will be treated as a sale for tax purposes.

Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.



                                   ACCESSOR 14

================================================================================
EXCHANGING FUND SHARES
------------------------------------------------------------------------------
Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made as follows on the next page:

o   By Mail.  Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn: Shareholder Services
                           P. O. Box 1748 Seattle, WA 98111-1748

o    By Fax.  Instructions may be faxed to Accessor Funds at (206) 224-4274.

-------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
-------------------------------------------

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
-------------------------------------------------------------------------------


Normally, your financial intermediary will send     =========================
your request to redeem Fund shares to Accessor      | Redemption  requests
Funds' Transfer Agent.  Shares held for you in your | for shares that were
dealer's name must be sold  through  the  dealer.   | purchased  by  check
Consult  your   financial intermediary for more     | will be honored at
information. Investors may request to redeem  Fund  | the  next  NAV
Shares  on any day  that  the  NYSE is open for     | calculated after
business. The request must be received in good      | receipt of the
order by the Transfer Agent or certain financial    | redemption  request.
intermediaries  prior to the close of the NYSE,     | However,  redemption
normally 4:00 p.m. Eastern time.  Requests received |  proceeds  will not be
"in good order" must include: account name,         | transmitted until
account number, dollar or share  amount  of         | the  check  used for
transaction,  Fund(s),  allocation  of investment,  | the  investment  has
and  signature  of authorized signer. The Transfer  | cleared.
Agent may require that  you   provide   additional   =========================
information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include an Authorization for Distribution from IRA form, which includes a statement of whether or not you are at least 591/2 years old and whether you wish to have federal income tax withheld from your proceeds. Contact your financial intermediary or the Transfer Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.


Investors may request to redeem Shares of the Fund on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund name and signature of authorized signer. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wiretransfer or ACH to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

o     BY MAIL. Redemption requests may be mailed to:

                        Accessor Funds, Inc.
                        Attn:  Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748.

o    BY FAX. Redemption requests may be faxed to Accessor Capital at
(206) 224-4274.


                                   ACCESSOR 15

================================================================================
                             REDEEMING FUND SHARES
================================================================================
o BY TELEPHONE. Shareholders with account balances of at least $1 million in the Fund may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds--up to seven calendar--days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of the Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of the Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $10,000 if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

-------------------------------------------------------------------------------
SIGNATURE GUARANTEES
---------------------

     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o    Transfer of ownership to another  individual  or  organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.

                                   ACCESSOR 16

================================================================================
                             REDEEMING FUND SHARES
================================================================================

o    Requests that fedwire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                           DIVIDEND AND DISTRIBUTION
--------------------------------------------------------------------------------

o DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fund normally pays dividend distributions monthly.

o OTHER DISTRIBUTIONS. Each Fund intends to distribute substantially all of its net realized longand short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. Each Fund normally pays capital gain distributions, if any, annually in December, although a Fund may occasionally be required to make supplemental distributions during the year.

o AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Shares of the Fund will be automatically reinvested in additional Shares of the Fund unless a shareholder elects to receive them in cash. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                             VALUATION OF SECURITIES
-------------------------------------------------------------------------------

The Fund generally values its securities using market quotations obtained from a pricing service. Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. short-term debt securities maturing in less than 60 days may be valued using amortized cost, which approximates market value.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining a fund's NAV. As a result, a fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances.

================================================================================
                                    TAXATION
--------------------------------------------------------------------------------


The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from a Fund, whether accessor 17

================================================================================
                                    TAXATION
-------------------------------------------------------------------------------


received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a non-corporate shareholder of a Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.


You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.


After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Each Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.


THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUNDS. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND.


================================================================================
                          DEFENSIVE DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Fund has adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Funds.



                                   ACCESSOR 18

================================================================================
                                 PRIVACY POLICY/HOUSEHOLDING
-------------------------------------------------------------------------------


Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus.

To avoid sending duplicate copies of materials to households, Accessor Funds may mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

================================================================================
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLC whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.




FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD         2007          2006           2005          2004(3)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $     11.92   $     11.87    $     11.96    $     12.00


   Net investment income (loss)(1)                           0.53          0.43           0.31           0.09
   Net realized and unrealized gain (loss)
      on investments(1)                                      0.19          0.08          (0.07)         (0.04)
                                                      -------------------------------------------------------------------------
Total from investment operations                             0.72          0.51           0.24           0.05

   Distributions from net investment income                 (0.52)        (0.46)         (0.33)         (0.09)
                                                      -------------------------------------------------------------------------
Total distributions                                         (0.52)        (0.46)         (0.33)         (0.09)
                                                      -------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                        $     12.12   $     11.92    $     11.87    $     11.96
===============================================================================================================================
TOTAL RETURN(2)                                              6.22%         4.36%          2.00%          0.44%
NET ASSETS, END OF PERIOD (IN THOUSANDS)              $    63,172   $    54,721    $    58,140    $    58,963
   Ratio of expenses to average net assets(4)                0.53%         0.65%          0.58%          0.57%*
   Ratio of net investment income to average
      net assets                                             4.40%         3.60%          2.61%          1.66%*
Portfolio turnover rate                                    103.74%        40.85%         65.48%         29.46%

--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Fund commenced operations on July 6, 2004.
(4)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized



                                   ACCESSOR 19

-------------------------------------------------------------------------------
                                   APPENDIX A
-------------------------------------------------------------------------------
Investment Techniques and Practices
-----------------------------------


In pursuing its investment objective, the Fund may engage in the principal and non-principal investment techniques and practices set forth below. Those techniques and practices that the Fund intends to employ currently are indicated by a filled circle (*), those that the Fund does not currently intend to use but which the Fund reserve to use at any time in the future are indicated by an open circle (0). The Fund may not use all of these techniques and practices. The Fund's principal investment strategies, security types and accompany risks are set forth in the Prospectus. The Fund's non-principal investment techniques and corresponding risks are more fully described in the Fund's SAI.



================================================================================
                                              *   Fund uses or currently
                                                  anticipates using
                                              0   Permitted, but Fund does not
Investment Technique or Practice                  currently anticipate using
===============================================================================


PRINCIPAL INVESTMENT TECHNIQUES OR STRATEGIES

Collateralized* Repos                                                     *
U.S. Treasuries & Strips                                                  *
FNMA, FHLMC, FFCB, SLMA, FHLB                                             *
SBA Loan Pools                                                            *
MBS  pass-thru's
     GNMA                                                                 *
     FNMA AND FHLMC                                                       *
TVA                                                                       *
Municipal Securities:
     GO's                                                                 *
     Ban's and Tan's                                                      *
     Pre-Refunded Munis                                                   *
Sallie Mae ABS                                                            *
Asset Backed Securities rated 20% risk based                              *
CMO's:
     GNMA                                                                 *

OTHER INVESTMENT TECHNIQUES OR STRATEGIES

Mutual Funds                                                              0
SBA guaranteed portion purchased & evidenced by 1086                      0
USDA loans guaranteed that are purchased                                  0
asset-backed Commercial Paper from securitization process                 0
     rated A1/P1
Deposit Notes and Bank Notes                                              0
FHA loans                                                                 0
Whole Loan CMO's                                                          0
REFCO                                                                     0
Federal Financing Bank                                                    0
CMO's:
     VA Vendee                                                            0
Commercial Paper (backed by bank letter of credit)                        0
Bankers Acceptances:
     OECD institutions                                                    0
     non-OECD institutions with 1 year of less maturity                   0
CD's (uninsured):
     US and OECD Institutions                                             0
     non-OECD Institutions with 1 year of less maturity                   0
Eurodollar CD's:
     OECD institutions                                                    0
     non-OECD Institutions with 1 year of less mat.                       0


*Collateralized by securities by are otherwise anticipated to be used by the Fund.



                                   ACCESSOR 20

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

     o    Management's  discussion  about  recent  market  conditions,  economic
          trends  and  Fund   strategies  that   significantly   affected  their
          performance over the recent period


     o    Fund performance data and financial statements

     o    Fund holdings.

PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus. For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

         Accessor Capital Management LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         web site:  www.accessor.com




         Securities and Exchange Commission
         Washington, DC  20549-0102
         Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
         email:  publicinfo@sec.gov
         web site:  www.sec.gov




You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

                                  ACCESSOR 21

    Accessor Funds, Inc. Prospectus                     April 29, 2008
                                                As supplemented June 10, 2008



                            Accessor Total Return Fund

                                     [LOGO]

------------------------------------------------------------------------------

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
------------------------------------------------------------------------------



NOT FDIC INSURED                NO BANK GUARANTEE               MAY LOSE VALUE


                                   accessor 1

This page intentionally left blank.
































                                   accessor 2

================================================================================
                               TABLE OF CONTENTS
================================================================================

THE FUND



   Fund Details............................................................4
   Fund Performance........................................................7
   Fund Expenses...........................................................8
   Securities and Risks ...................................................8
   Certain Additional Investment Strategies and Risks.....................16
   Management, Organization and Capital Structure.........................16



SHAREHOLDER INFORMATION
   Purchasing Fund Shares..................................................18
   Exchanging Fund Shares..................................................22
   Redeeming Fund Shares...................................................23
   Dividends and Distributions.............................................25
   Valuation of Securities.................................................26
   Taxation................................................................26
   Privacy Policy/Householding.............................................28
   Financial Highlights....................................................28



APPENDIX A
   Investment Techniques and Practices.....................................29



                                   accessor 3

================================================================================
[GRAPHIC]                            FUND DETAILS
- ------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Accessor Total Return Fund (the "Fund") seeks to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market. The Fund's investment objective is non-fundamental and may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES To achieve its objective the Fund invests primarily in equity securities of U.S. issuers, but may invest in any combination of U.S. or non-U.S. equity securities of all capitalization ranges and fixed income securities, including emerging market securities, that the Fund's money manager, Pennant Management, Inc. ("Pennant" or the "Money Manager"), believes will help the Fund to achieve its investment objective. The Fund's equity investments may include convertible securities and preferred stocks. The Fund may invest in fixed income securities of any maturity and of any type, including government, corporate and mortgage- or asset-backed securities, as well as below investment grade (high yield) securities. The Fund may also invest extensively in derivatives, such as futures, options and swaps, other pooled investment vehicles, such as exchange traded funds (ETFs), leveraged ETFs, and inverse ETFs, exchange traded notes (ETNs), may sell securities short against the box and may invest in real estate investment trusts (REITS). At times, the Fund's portfolio may be highly non-diversified and focused in relatively few investments or sectors. Pennant may determine to invest up to 50% of the Fund's assets in cash as part of a strategic allocation. This strategy is not limited to the Fund's ability to take a temporary defensive position, and is included to allow flexibility in the Fund's investment.

The Money Manager uses a combination of techniques and strategies to achieve the Fund's investment objective, including "bottom up" and "top down" investment strategies.

Pennant's bottom up investment strategy generally involves evaluation of possible investments based upon fundamental analysis techniques. Pennant may examine an issuer's earnings, cash-flows, competitive position and management's abilities with a view toward identifying companies with above average growth prospects, or review other financial metrics, such as price-to-sales, price-to-cash flow and/or price-to-earnings ratios relative to perceived expectations in an effort to identify securities that are undervalued relative to their perceived long-term potential. When applying a bottom up strategy to fixed income investments, Pennant generally looks for securities that it believes could benefit from an increase in value due to an upward revision in credit rating.

Pennant's top down investment techniques generally involve fundamental analysis comparisons of the macro economic, financial and political environments in various markets, such as U.S. versus non-U.S. markets, and across various asset classes, such as fixed income versus equity and large-cap versus small-cap. Pennant's top down approach also considers historical relationships between securities types and capitalization categories and seeks to identify anomalies. When anomalies occur, Pennant will attempt to take advantage of these perceived anomalies in order to achieve the Fund's objective.

Pennant uses additional investment techniques on a more opportunistic basis. For example, in addition to its fundamental analysis based strategies, Pennant also utilizes technical analysis and uses numerous momentum indicators, whether at a macro or specific security level to evaluate possible investment opportunities. These techniques are employed in an attempt to gauge the timing of a purchase or sale for the Fund. Alternatively, Pennant may look for specific event-based distortions in various markets. Pennant believes that periodically certain investments' normal trading activity becomes dysfunctional due to a liquidity squeeze on that particular security or its constituent market. Often times, this accessor 4
situation is the direct result of another investor's immediate need to liquidate a position or positions in order to remedy a liquidity situation in which it finds itself, and the Fund may seek to capitalize on this condition by providing liquidity at prices that are substantially below levels that would normally exist if there were no liquidity constraints.

Pennant may seek to protect a position or positions within the Fund's portfolio through hedging techniques, such as writing covered calls, purchasing covered puts, or selling a security short, against an existing long position. Pennant generally uses these techniques in circumstances when it believes that a drop in the price of a position or positions could be capitalized more profitably by these techniques versus simply selling the position that has been hedged.

================================================================================
[GRAPHIC]                            FUND DETAILS
- ------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS The Fund's share price will fluctuate. You could lose money on your investment in the Fund, just as you could with other investments. The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 8.

o ALLOCATION RISK. The Fund could miss attractive investment opportunities caused by underweighting or overweighting markets due to allocation decisions between equity securities, fixed income securities, and certain derivatives of these securities.

o MANAGEMENT RISK. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o SECTOR RISK. Issuers within an industry or economic sector or geographic region can react differently to political or economic developments than the market as a whole.

o MARKET VOLATILITY. Stock and bond markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

o COMPANY RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole. Common Stocks tend to be more volatile than other investment choices.

o ISSUER RISK. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities.

o INTEREST RATE RISK. When interest rates rise, the prices of fixed income securities in the Fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund's portfolio will generally rise.

o SMALLER COMPANY RISK. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

                                   accessor 5

================================================================================
                                     FUND DETAILS
- ------------------------------------------------------------------------------

o CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise.

o CREDIT RISK. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.


o GOVERNMENT SPONSORED ENTERPRISES ("GSE") RISK. Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.


o INFLATION RISK. Over time, the real value of your investment in the Fund may be eroded by inflation.

o PREPAYMENT AND EXTENSION RISK. The issuer of a debt security has the ability to repay principal prior to a security's maturity, which can adversely affect the Fund's yield, particularly during periods of declining interest rates. Rising interest rates may cause prepayments to occur at slower than expected rates, which effectively lengthens the maturities of the affected securities, making them more sensitive to interest rate changes and the Fund's net asset value more volatile.

o LIQUIDITY RISK. The securities purchased by the Fund may trade infrequently and be quite volatile. This means that they may be harder to purchase or sell at a fair price. In addition, the Fund may engage in over-the-counter (OTC) transactions involving securities that may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The inability to purchase or sell these securities at a fair price could have a negative impact on the Fund's performance.

o LOWER RATED DEBT SECURITIES and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated debt securities.

o FOREIGN EXPOSURE. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse currency, issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

o ETF and ETN RISK. ETFs or ETNs that are based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the applicable index. ETFs or ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain securities comprising the index tracked by an ETF or ETN may, at times, be temporarily unavailable, which may impede an ETF's or ETN's ability to track its index. Some levered ETFs can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. In addition, levered ETFs are subject to the risk of a breakdown in the futures and options markets they use. Levered ETFs or ETNs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.


                                   accessor 6

================================================================================
                                     FUND DETAILS
- ------------------------------------------------------------------------------

o ETF/ETN NET ASSET VALUE/MARKET PRICE RISK. The market value of ETF or ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF or ETN shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF or ETN holds. There may be times when an ETF or ETN share trades at a premium or discount to its net asset value.

o ETN RISK. Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or all the amount invested.

o REITS RISK. REITs are issuers that invest in interests in real estate, including mortgages. REITs may not be diversified and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act"). REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

o DERIVATIVES RISK. Derivatives are investments that derive their value from an underlying investment or group of investments. The primary risk of derivatives is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell derivative instruments, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.


o "NON-DIVERSIFIED" RISK. Because the Fund is classified as a non-diversified fund, it is able to invest its assets in a more limited number of issuers than a diversified fund. As a result, the decline in the market value of a particular ETF or other security held by the Fund may directly effect the Fund's net asset value more than if the Fund were operated as a diversified fund.



--------------------------------------------------------------------------------
An investment in the Fund is not a deposit of a bank and is not insured on guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other government agency.


================================================================================
                                FUND PERFORMANCE
- ------------------------------------------------------------------------------

The Fund commenced operations on September 10, 2007. Because the Fund does not have one full year of performance as of December 31, 2007, no Fund performance information is presented.


                                   accessor 7

================================================================================
                                 FUND EXPENSES
------------------------------------------------------------------------------

The following tables are estimated to describe the fees and expenses that you may pay if you buy and hold shares of the Fund. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. The Fund has no sales charge or Rule 12b-1 distribution fees* and therefore these fees are not included in the tables.


-------------------------------------------------------------------------------
                                                              TOTAL RETURN
                                                                  FUND
-------------------------------------------------------------------------------
Shareholder Fees/1/ (fees paid directly
from your investment)


REDEMPTION FEE                                                        none


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses deducted from Fund assets)





MANAGEMENT FEES/2/                                                       0.62%
DISTRIBUTION AND SERVICE (12b-1) FEE                                      None
OTHER EXPENSES                                                           0.25%
ACQUIRED FUND FEES AND EXPENSES                                          0.20%
                                                                         -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                     1.07%
                                                                         ====



--------------------------------------------------------------------------------


/1/Shares of the Fund are expected to be sold primarily through financial intermediaries that may charge shareholders a fee. These fees are not included in the tables.

/2/Management fees consist of the management fee paid to Accessor Capital and the fee paid to the Money Manager of the Fund.

*Shares of the Fund are expected to be sold primarily through financial intermediaries that may charge shareholders a fee.

-------------------------------------------------------------------------------
EXPENSE EXAMPLE
--------------

The Example shows what an investor in the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. The Example does not include the effect of any applicable redemption fee. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         FUND           One Year     Three Years       Five Years   Ten Years
------------------------------------------------------------------------------
 TOTAL RETURN FUND      $109         $340               $590         $1,306
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                 SECURITIES AND RISKS
------------------------------------------------------------------------------

This section describes some of the security types for and risks of investing in the Fund. Each security type and risk is a primary security type or risk for the Fund.

Many factors affect the Fund's performance. The Fund's share price and yield changes daily based on changes in financial markets and interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition, accessor 8

------------------------------------------------------------------------------
                                 SECURITIES AND RISKS
------------------------------------------------------------------------------

industry and economic sector, and geographic location of an issuer, and the Fund's level of investment in the securities of that issuer. The Fund's reaction to these developments will also be affected by the types, durations, and maturities of the securities in which the Fund invests. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

o TEMPORARY DEFENSIVE STRATEGIES. In response to market, economic, political or other conditions, the Money Manager may temporarily use a different investment strategy for defensive purposes, including investing in short-term and money market instruments. If the Money Manager does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective.

o PORTFOLIO TURNOVER. The Fund is actively managed. Frequent trading of portfolio securities will result in increased expenses for the Fund, may result in increased taxable distributions to shareholders, and may adversely affect the Fund's performance.

o CHANGE OF OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund's Fund Details section is not fundamental and may be changed without shareholder approval by the board of directors.

o DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information which is available upon request by calling: 1-800-759-3504 and on the Accessor Funds' website by visiting www.accessor.com.

--------------------------------------------------------------------------------
SECURITY TYPES
--------------

o EQUITY SECURITIES such as common stock and preferred stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Certain types of equity securities, such as warrants, are sometimes attached to or acquired in connection with debt securities. Preferred stocks pay dividends at a specified rate and have precedence over common stock as to the payment of dividends. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

o INVESTMENT COMPANIES (including ETFs and HOLDRS). A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and unit investment trusts are the three types of investment companies.

o EXCHANGE TRADED FUNDS ("ETFs") are funds whose shares are traded on a national exchange or the National Association of Securities Dealers' Automatic Quotation System (Nasdaq). ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual accessor 9

------------------------------------------------------------------------------
                                 SECURITIES AND RISKS
------------------------------------------------------------------------------

shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, Fund shareholders will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value of the ETF. Because ETFs are investment companies, investment by a mutual fund in such funds, absent exemptive relief, would be limited under applicable federal statutory provisions. Those provisions restrict a mutual fund's investment in the shares of another investment company to not more than 5% of its assets (and not more than 3% of the securities of any other investment company) and limit aggregate investments by a mutual fund in all investment companies to 10% of the mutual fund's assets. The Fund may invest in excess of those statutory limits in specific ETFs in reliance on an exemptive order issued to that specific ETF, provided that certain conditions are met. The Money Manager intends to meet the conditions necessary to maintain the exemptive relief. ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, commodity or currency.

o EXCHANGE TRADED NOTES (ETNs) senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

o HOLDING COMPANY DEPOSITARY RECEIPTS (HOLDRs), are securities that represent ownership in the common stock or American Depositary Receipts (ADR) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRS represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient.

o DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds (including convertible bonds), government securities, and mortgage and other asset-backed securities.

o ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by notes or receivables, against assets other than real estate.

o HIGH-YIELD CORPORATE DEBT SECURITIES. High-yield corporate debt securities are often issued as a result of corporate restructurings - such as leveraged buyouts, mergers, acquisitions, or other similar events. They also may be issued by less creditworthy or by highly leveraged companies, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. These types of securities, also known as "junk bonds", are considered speculative by the major rating agencies and rated lower than BBB by S&P or lower than Baa by Moody's.


                                  accessor 10

------------------------------------------------------------------------------
                                 SECURITIES AND RISKS
------------------------------------------------------------------------------

o MONEY MARKET SECURITIES. Money Market Securities are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

o MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in pools of mortgages. Payment of principal or interest generally depends on the cash flows generated by the underlying mortgages. Mortgage securities may be U.S. Government securities or issued by a bank or other financial institution.

o U.S. SMALL BUSINESS ADMINISTRATION ("SBA") STRIPPED SECURITIES. Stripped securities or zero-coupon securities are securities whose interest and principal components are detached and sold separately. They may be issued by the U.S.
Government or by private issuers such as banks and other institutions at a discount of their face value. Zero-coupon securities pay no interest and investors holding zero-coupon securities would receive the difference between the purchase price and the amount received at maturity. Because zero-coupon securities pay no interest, they may experience greater volatility in market value than interest-bearing securities when interest rates rise. U.S. Treasury zero-coupon securities are issued directly through Separate Trading of Registered Interest and Principal Securities ("STRIPS"), a book-entry system operated by the Federal Reserve permitting separate trading and ownership of the principal and coupon (interest) portions of selected Treasury securities.

o OPTIONS, FUTURES AND OTHER DERIVATIVES. The Fund may use techniques such as buying and selling options or futures contracts in an attempt to change the Fund's exposure to security prices, currency values, or other factors that affect the value of the Fund's portfolios.

o REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, in which the Fund purchases securities from a bank or broker-dealer that then agrees to repurchase the securities at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements will not be entered into unless their repurchase maturity occurs within seven days or less and, the securities subject to repurchase are composed of only securities that could otherwise be owned by the Fund if not subject to a repurchase agreement.

================================================================================
RISKS
-----------------

The Fund's principal risks and the circumstances reasonably likely to cause the value of your investment in the Fund to decline are discussed below. The value of your investment in the Fund will fluctuate, which means you could lose money. The share price of the Fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances that could prevent the Fund from achieving its objective that are not described here.

o ALLOCATION RISK. The Fund will allocate its investments between equity and fixed income securities, along with certain derivatives of these securities as described above. These investments are based upon judgments made by Pennant, which may not accurately predict changes in the market. As a result, the Fund could miss attractive investment opportunities by underweighting markets that accessor 11

------------------------------------------------------------------------------
                                 SECURITIES AND RISKS
------------------------------------------------------------------------------

subsequently   experience   significant   returns   and  could   lose  value  by
overweighting markets that subsequently experience significant declines.

o OVERALL MARKET RISK. The Fund is subject to the risk of an overall decline in stock or bond markets. When the markets experience an overall decline, it can be expected that the Fund's value also will fall. Numerous factors affect overall market risk such as changing economic, political or market conditions.

o COMPANY OR SECURITY SPECIFIC RISK. The Fund is subject to the risk associated with events that are unique to a specific company, a specific security, a specific industry, or a specific security class. For example, a particular security's price will tend to react poorly with reference to an earnings announcement that is worse than the market expected. The Fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Specific issuers, and the prices of their securities, also are subject to risks.

o ETF RISK. ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds) or commodities or currency. When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors. ETFs that are benchmarked to commodities or currencies often carry the additional risk of non-diversification. Additionally, many commodity or currency ETFs have a higher tracking error to their underlying benchmarks.

Unlike ETFs, HOLDRs can only be bought and sold in 100-share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDRs for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRS is directly related to the value of the underlying securities, it is important to remember that you could lose a substantial part of your original investment in HOLDRS. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRS cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRS were selected without regard for their value, price performance, volatility or investment merit. The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events". As a result, stocks selected for those HOLDRS with a sector focus may not remain the largest accessor 12

------------------------------------------------------------------------------
                                 SECURITIES AND RISKS
------------------------------------------------------------------------------

and most liquid in their industry. They may even leave the industry altogether. If this happens, your HOLDRS may not provide the same targeted exposure to the industry that was initially expected.

The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.

Trading in leveraged ETFs can be relatively illiquid which means that they may be hard to purchase or sell at a fair price. In addition, leveraged ETFs are subject to the risk of a breakdown in the futures and options markets they use. Finally, leveraged ETFs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater because if the investment loses value, not only is that money lost, but the loan still needs to be repaid.

o ETN RISK. Unlike regular bonds, there are no periodic interest payments, and principal is not protected. An investor could lose some of or all the amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer's annual fee.

o INTEREST RATE RISK. Interest rate risk is the risk that an investment's value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve or in any other interest rate relationship. Such changes usually affect securities inversely and can be reduced by diversifying (investing in fixed-income securities with different durations) or hedging (e.g. through an interest rate swap). Interest rate risk affects the value of bonds more directly than stocks, and it is a major risk to all bondholders. As interest rates rise, bond prices fall and vice versa. The rationale is that as interest rates increase, the opportunity cost of holding a bond decreases since investors are able to realize greater yields by switching to other investments that reflect the higher interest rate. For example, a 5% bond is worth more if interest rates decrease since the bondholder receives a fixed rate of return relative to the market, which is offering a lower rate of return as a result of the decrease in rates.

o CONVERTIBLE SECURITIES RISK. Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

o MATURITY RISKS. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

o SBA STRIPS RISK. SBA strips represent an ownership in a coupon payment to be paid on an underlying SBA security. It is possible that the underlying security may prepay (for a variety of reasons) before the coupon is scheduled to mature. When this scenario occurs, the coupon would become worthless. The Fund accrues accessor 13

------------------------------------------------------------------------------
                                 SECURITIES AND RISKS
------------------------------------------------------------------------------

income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

o NON-DIVERSIFICATION RISK. Because the Fund is classified as a non-diversified fund for purposes of the Investment Company Act of 1940, it may concentrate its investments in a more limited number of issuers than a diversified fund. Accordingly, the Fund is subject to the risks related to the fact that the decline in the market value of a particular ETF or other security held by the Fund may directly effect the net asset value of the Fund more than if the Fund were operated as a diversified fund.

o CREDIT RISK. Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that many U.S. Government securities in which the Fund may invest are not supported by the full faith and credit of the U.S. Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve credit risk.

o LIQUIDITY RISK. Liquidity risk is financial risk due to uncertain liquidity. An institution might lose liquidity if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the institution. A firm is also exposed to liquidity risk if markets on which it depends are subject to loss of liquidity.

o UNIQUE RISKS INHERENT IN MORTGAGE-BACKED SECURITIES. A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

o UNIQUE RISK INHERENT IN COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in mortgage-backed securities called collateralized mortgage obligations
(CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

                                  accessor 14

------------------------------------------------------------------------------
                                 SECURITIES AND RISKS
------------------------------------------------------------------------------


o UNIQUE RISKS INHERENT TO ASSET-BACKED SECURITIES. Asset-backed securities have prepayment risks similar to mortgage-backed securities.

o CREDIT RISK ASSOCIATED WITH MORTGAGE-BACKED, CMO AND ASSET-BACKED SECURITIES. As with a corporate bond, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the full faith and credit of the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

o HIGHER RISKS WITH JUNK BONDS. Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

o UNIQUE RISKS INHERENT IN FOREIGN SECURITIES. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets and political or social instability.

Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

Foreign markets may be less liquid and more volatile than U.S .markets. Foreign securities often trade in currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the Fund enters the contract may fail to perform its obligations to the Fund.

                                  accessor 15

------------------------------------------------------------------------------
                                 SECURITIES AND RISKS
------------------------------------------------------------------------------

o EMERGING MARKETS RISK. Emerging markets are generally defined as countries in the initial stages of their industrialization cycle with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All the risks of investing in foreign securities described above are heightened when investing in emerging market countries.

o As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

================================================================================
CERTAIN ADDITIONAL INVESTMENT STRATEGIES & RISKS

--------------------------------------------------------------------------------

The Fund may invest in other types of securities and employ additional investment techniques that are not the principal investment strategies of the Fund and therefore not described in this Prospectus. Appendix A to this Prospectus lists the various security types and investment techniques used by the Fund, including the principal securities types and techniques described above. The additional security types, techniques and their accompanying risks are more fully described in the Fund's Statement of Additional Information ("SAI"), which may be obtained free of charge by contacting the Fund.


================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
-------------------------------------------------------------------------------

On the following pages is information on Accessor Capital and the Fund's Money Manager and a description of how Accessor Capital and the Money Manager are compensated for the services each provides.

The Fund paid Accessor Capital 0.12% and the Money Manager 0.50% for total management fees of 0.62% for the fiscal year 2007 (reflected as a percentage of average net assets).

MANAGER   Accessor Capital Management LP, 1420 Fifth Avenue,
          Suite 3600, Seattle, WA 98101

Accessor Capital was founded in 1991 and has approximately $3.0 billion in assets under management as of December 31, 2007.


The Fund is a portfolio of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Fund and monitors the performance of the Money Manager. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund, Strategic Alternatives Fund and the Accessor Allocation Funds. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager.


Mr. Whatley has been with Accessor Capital as the Executive Director since 1991. As the chair of the Investment Committee, he is responsible for the oversight of the Committee.

                                  accessor 16

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
-------------------------------------------------------------------------------

Mr. Rowader has been with Accessor Capital since February 2007, first as Investment Officer and member of the Investment Committee, from December 2007, as Senior Investment Officer, and from February 2008 as Chief Investment Officer. Mr. Rowader is primarily responsible for the overall management of the investment department and investment decisions for the U.S. Government Money Fund, the Allocation Funds, and the Accessor Strategic Alternatives Fund. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader received his MBA with concentration in Finance from the University of Colorado.


Mr. Herber has been with Accessor Capital since February 1, 2008 as an Investment Officer and member of the Investment Committee. He has co-primary responsibility for the day-to-day management and investment decisions for the Accessor U.S. Government Money Fund and the Accessor Allocation Funds. Prior to Accessor Capital, Mr. Herber was a Research Analyst at Wexford Capital Management from February 2006 through January 2008; the owner and operator of Genesis Games and Gizmos from June 2004 through January 2006; and a research associate at Capital International from June 2002 through May 2004. Mr. Herber has been a CFA Charterholder since 2003.

Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He has been a member of the Investment Committee since January 2007. He has co-primary responsibility for the day-to-day management and investment decisions for the Accessor U.S. Government Money Fund and the Accessor Allocation Funds, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was a Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.


The Securities and Exchange Commission issued an exemptive order that allows Accessor Funds to change the Fund's Money Manager without shareholder approval, as long as, among other things, the Board of Directors has approved the change in Money Manager and Accessor Funds has notified the shareholders of the affected Accessor Fund within 60 days of the change.


The Fund will pay Accessor Capital an annual management fee for providing management services in the amount of 0.12% of the Fund's average daily net assets. The Fund will pay an annual Investment Advisory Fee to the Money Manager as more fully described under "Money Manager" on page 18.


The Fund has also hired Accessor Capital to provide transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) certain out of pocket expenses.


DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.


                                  accessor 17

================================================================================
                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
- ------------------------------------------------------------------------------
MONEY MANAGER     Pennant Management, Inc., 11270 West Park Place, Suite 1025
                  Milwaukee, WI  53224

Pennant Management was formed in 1992 and has approximately $1.8 billion in assets under management as of December 31, 2007.


The Money Manager uses a team approach to the management of the Fund. This team is led by Mark A. Elste, CFA, President and Chief Investment Officer. Mr. Elste and Chris J. Weber, Vice President, are jointly and primarily responsible for the day-to-day management of the Fund. Prior to forming Pennant Management in 1992, Mr. Elste was the Chief Investment Officer for Banc One Investment Advisors, Inc. and Banc One Wisconsin Trust Co., NA. Mr. Weber has been a trader and portfolio manager with Pennant Management since July, 2004. Prior to joining Pennant Management, Mr. Weber was a trader for the Smith Barney unit of Citigroup Global Markets from January, 1994, through June, 2004. He is responsible for performing portfolio management, trading and investment research functions.


The Statement of Additional Information provides additional information about each of the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

The Fund pays an annual Investment Advisory Fee to the Money Manager based upon a percentage of the average daily net assets of the Fund of 0.50%.

The Money Manager may, from time to time, find it appropriate to waive all or part of its Fund Management Fee if it deems it to be in the best interest of the Fund and its shareholders.

================================================================================
                             PURCHASING FUND SHARES
- ------------------------------------------------------------------------------
WHERE TO PURCHASE
- -----------------


o DIRECT INVESTORS. Shares of the Fund may be purchased directly from Accessor Funds' Transfer Agent for no sales charge or commission.

o FINANCIAL INTERMEDIARIES. Shares of the Fund may be purchased through financial intermediaries, trust companies, broker-dealers, registered investment advisors, certified financial planners, third party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies and providers of fund supermarkets who have agreements with the Distributor and/or Accessor Funds. These financial intermediaries may charge transaction, administrative or other fees to shareholders, and may impose other limitations on buying, selling or transferring shares, which are not described in this Prospectus. Some features of the Fund shares, such as investment minimums, and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund.

                                  accessor 18

================================================================================
                             PURCHASING FUND SHARES
- ------------------------------------------------------------------------------

o "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

- ------------------------------------------------------------------------------
HOW TO PURCHASE
- ---------------
                                        -------------------------------------
Normally       your       financial     |Shares  of  the  Fund  may  not be
intermediary    will    send   your     |purchased  on days when the NYSE is
purchase   requests   to   Accessor     |closed for trading: New Year's Day,
Funds'  Transfer  Agent.   Purchase     |Martin   Luther   King,   Jr.  Day,
orders   are   accepted   on   each     |Presidents    Day,   Good   Friday,
business  day that the NYSE is open     |Memorial  Day,   Independence  Day,
and must be received in good order.     |Labor  Day,  Thanksgiving  Day  and
Requests  received  "in good order"     |Christmas Day.
must include: account name, account     |-----------------------------------
number,  dollar or share  amount of
transaction, Fund(s), allocation of investment and signature of authorized user. If you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law.

The order will be priced at the next calculated offering price, which is the net asset value per share ("NAV") after receipt of the order by the Transfer Agent. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund.

Purchase orders are accepted on each business day that the New York Stock Exchange ("NYSE") is open and must be received in good order prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, and allocation of investment, and signature of authorized signer. The Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Purchases may be made in any of the following ways:
                                  accessor 19

================================================================================
                             PURCHASING FUND SHARES
- ------------------------------------------------------------------------------

BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of the Fund noted on the check to:

                        Accessor Funds, Inc.
                        Attn: Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748

Neither initial nor subsequent investments should be made by third party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Shares of the Fund by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.

BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan ("AIP") with the Transfer Agent whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bi-monthly, monthly, quarterly). You may authorize regular electronic transfers of $25 or more from your bank checking account to purchase shares of one or more Accessor Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.

BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Shares of the Fund. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.

- ------------------------------------------------------------------------------
IRA/SIMPLE/ROTH IRA/EDUCATIONAL RETIREMENT CUSTODIAL ACCOUNT PLANS.
- ------------------------------------------------------------------------------

Investors may purchase Shares of the Fund through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with a balance of less than $10,000 on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


accessor 20

================================================================================
                             PURCHASING FUND SHARES
- ------------------------------------------------------------------------------
INVESTMENT MINIMUMS.
- ---------------------

The minimum initial investment in the Fund is $100,000; provided, however that the Distributor and/or the Fund reserve the right to accept a lesser initial investment at their sole and absolute discretion. Subsequent purchases may be made in any amount.

-------------------------------------------------------------------------------
SHARE PRICING
--------------

Investors purchase shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Fund shares, subtracting Fund liabilities, and dividing by the number of outstanding shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, each day the NYSE is open. If the markets close early, the Fund may close early and may value their shares at earlier times under these circumstances. Shares are purchased at the NAV that is next calculated after purchase requests are received by the Fund in good order. The NAV may be published daily in the business sector of many major newspapers. If you have access to the Internet, you can check NAV on the Accessor website (www.accessor.com). For related information see "Valuation of Securities" on page 26.


--------------------------------------------------------------------------------
ACCESSOR INTERNET WEBSITE|
-------------------------------|


You can obtain information about the Fund on the Accessor Funds internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Fund shares are held through a third-party fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.

--------------------------------------------------------------------------------
MARKET TIMING/EXCESSIVE TRADING|
-------------------------------|

The Fund is not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into the Fund when they expect the share price of the Fund to rise and taking money out of the Fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares may dilute the value of shares held by long term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales or exchanges of a Fund's shares may cause the Fund to have difficulty implementing its investment strategies, may force the Fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

The Fund may invest in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid and are susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as "price arbitrage"). The Fund has procedures authorizing it to use the fair value of a accessor 21

================================================================================
                             PURCHASING FUND SHARES
- ------------------------------------------------------------------------------

security if market prices are unavailable or deemed unreliable (see "Valuation of Securities"). The Fund's restrictions on excessive trading and market timing described below are intended to reduce a shareholder's ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Fund (or Accessor Capital, on behalf of the Fund) may restrict or refuse purchases or investors who in Accessor Capital's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. You may be considered a market timer or excessive trader if you (i) redeem or exchange shares within 30 days of purchase; (ii) exchange shares out of the Fund within 30 days of an earlier exchange request out of the Fund; (iii) exchange shares out of the Fund more than four times within a calendar year; or
(iv) otherwise seem to follow a market timing pattern that the Fund or Accessor Capital believes may adversely affect the Fund. For these purposes, Accessor Capital may consider an investor's trading history in the Fund or other Accessor Funds, and Accounts under common ownership or control with an account that is covered by (i), (ii) or (iii) above are also subject to these limits.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to the Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under its control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market timing activities and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

- ------------------------------------------------------------------------------
FOR MORE INFORMATION
- ------------------------------------------------------------------------------

For additional information about purchasing shares of the Accessor Funds, please contact your financial intermediary or Accessor Funds at (800) 759-3504.


================================================================================
                             EXCHANGING FUND SHARES
- ------------------------------------------------------------------------------

EXCHANGING THROUGH ACCESSOR FUNDS
- ---------------------------------

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Shares of the Fund may be exchanged for shares of any other Accessor Fund on days when the NYSE is open for business, as long as shareholders meet the normal investment requirements of the other Accessor Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Accessor Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the Transfer Agent receives the exchange request in good order.

                                  accessor 22

================================================================================
                             EXCHANGING FUND SHARES
- ------------------------------------------------------------------------------
An exchange of shares of the Fund for shares of another Accessor Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares from the Fund involves a redemption of those shares and will be treated as a sale for tax purposes.

Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange into is offered in your state of residence.

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made as follows:

         By Mail.  Share exchange instructions may be mailed to:

                              Accessor Funds, Inc.
                                Attn: Shareholder Services
                                P. O. Box 1748 Seattle, WA 98111-1748

         By Fax.  Instructions may be faxed to Accessor Funds at (206) 224-4274.

- ------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
- -------------------------------------------

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
- ------------------------------------------------------------------------------

Normally, your financial intermediary will send your request to redeem Fund Shares to Accessor Funds' Transfer Agent. Shares held for you in your
                                                     =========================
dealer's name must be sold through the dealer.      |  Redemption requests
Consult your financial intermediary for more        |  for shares that were
information. Investors may request to redeem Fund   |  purchased by check
Shares on any day that the NYSE is open for         |  will be honored at
business. The request must be received in good      |  the next NAV
order by the Transfer Agent or certain financial    |  calculated after
intermediaries prior to the close of the NYSE,      |  receipt of the
normally 4:00 p.m. Eastern time. Requests received  |  redemption request.
" in good order" must include: account name,        |  However, redemption
account number, dollar or share amount of           |  proceeds will not be
transaction, Fund(s), allocation of investment,     |  transmitted until
and signature of authorized signer. The Transfer    |  the check used for
Agent may require that you provide additional       |  the investment has
information, such as corporate resolutions or       |  cleared.
powers of attorney, if applicable. If you are       =========================
redeeming from an IRA account, you must include an Authorization for Distribution from IRA form, which includes a statement of whether or not you are at least 59-1/2 years old and whether you wish to have federal income tax withheld from your proceeds. Contact your financial intermediary or the Transfer accessor 23

================================================================================
                             REDEEMING FUND SHARES
- ------------------------------------------------------------------------------

Agent for a copy of the appropriate form. The Transfer Agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

Investors may request to redeem Shares of the Fund on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund name and signature of authorized signer. Shares will be redeemed at the next NAV calculated after the Transfer Agent receives the redemption request in good order. Payment will ordinarily be made within seven days of the request by wire-transfer or ACH to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

     BY MAIL. Redemption requests may be mailed to:

                        Accessor Funds, Inc.
                        Attn:  Shareholder Services
                        P. O. Box 1748
                        Seattle, WA 98111-1748.

     BY FAX. Redemption requests may be faxed to Accessor Capital at (206) 224-4274.

     BY TELEPHONE. Shareholders with account balances of at least $1 million in the Fund may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

o REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's pre-authorized bank account or by check to the shareholder's address of record. If your request is not in good order, you may have to provide additional information in order to redeem your shares. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service. Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds -- up to seven calendar days -- if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of the Fund's shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

In the event of an emergency as determined by the SEC, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining accessor 24

================================================================================
                             REDEEMING FUND SHARES
- ------------------------------------------------------------------------------

shareholders of the Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.

o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.

o LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $50,000 if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days to purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.

- ------------------------------------------------------------------------------
SIGNATURE GUARANTEES
- ---------------------

     A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

o    Transfer of ownership to another  individual  or  organization.
o Requests that redemption proceeds be sent to a different name or address than is registered on the account.
o    Requests that fed-wire instructions be changed.
o    Requests for name changes.
o    Adding or removing a shareholder on an account.
o    Establishing or changing certain services after the account is open.

================================================================================
                           DIVIDEND AND DISTRIBUTION
- ------------------------------------------------------------------------------
o DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The Fund normally pays dividend distributions quarterly.

o OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized long-and short-term capital gains and net realized gains from foreign currency transactions (if any) to shareholders as capital gain distributions. The Fund normally pays capital gain distributions, if any, annually in December, although the Fund may occasionally be required to make supplemental distributions during the year.


                                  accessor 25

================================================================================
                           DIVIDEND AND DISTRIBUTION
- ------------------------------------------------------------------------------

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Shares of the Fund will be automatically reinvested in additional Shares of the Fund unless a shareholder elects to receive them in cash. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.

================================================================================
                             VALUATION OF SECURITIES
- ------------------------------------------------------------------------------

The Fund generally values its securities using market quotations obtained from a pricing service. Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) are generally valued on the basis of most recent sales price quotations obtained from dealers or pricing services. Short-term debt securities maturing in less than 60 days may be valued using amortized cost, which approximates market value.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. The fair value of a security may be determined in circumstances, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Manager or Money Manager believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or
(vi) there has been a significant subsequent event. A significant event is one where it is believed with a reasonably high degree of certainty to have caused the price of the security to no longer reflect its current value as of the time of the Fund's net asset value calculation.

Fair value represents a good faith approximation of the value of a security. A security's valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's NAV. As a result, the Fund's sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders. The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances.

================================================================================
                                    TAXATION
- ------------------------------------------------------------------------------

The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2008, certain distributions of ordinary dividends to a non-corporate shareholder of the Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income accessor 26

================================================================================
                                    TAXATION
- ------------------------------------------------------------------------------

derived from dividends from U.S. corporations or certain foreign corporations. Distributions of the Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another Accessor Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax.

After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Fund during the preceding year. If you are neither a citizen nor a resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that the Fund designates as (a) interest-related dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION
FOR A FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISOR FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND.

================================================================================
                          DEFENSIVE DISTRIBUTION PLAN
- ------------------------------------------------------------------------------

The Fund has adopted a Defensive Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers that provide those services. The Board of Directors has currently authorized such payments for the Fund.

                                  accessor 27

================================================================================
                                 PRIVACY POLICY/HOUSEHOLDING
- ------------------------------------------------------------------------------
Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus.

To avoid sending duplicate copies of materials to households, Accessor Funds will mail only one copy of the prospectus, annual and semi-annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Transfer Agent's records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

================================================================================

                              FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLC whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                           2007(3)
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                 $  10.00

Net investment income (loss)(1)                                          0.07
Net realized and unrealized gain (loss) on investments(1)               (0.16)
                                                                     ----------
Total from investment operations                                        (0.09)

Distributions from net investment income                                (0.06)
                                                                     ----------
Total distributions                                                     (0.06)
                                                                     ----------

NET ASSET VALUE, END OF PERIOD                                       $   9.85
================================================================================
TOTAL RETURN(2)                                                         (0.96)%
NET ASSETS, END OF PERIOD (IN THOUSANDS)                             $ 57,067
Ratio of expenses to average net assets                                  0.87%*
Ratio of net investment income to average net assets                     2.37%*
Portfolio turnover rate                                                512.93%

--------------------------------------------------------------------------------
(1)   Per share amounts are based upon average shares outstanding.
(2) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   Commenced operations on September 10, 2007.
 *    Annualized


                                  accessor 28

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------
Investment Techniques and Practices

In pursuing its investment objective, the Fund may engage in any of the following techniques and practices to the extent to which these techniques and practices are consistent with the Fund's investment objective. Investment techniques and practices which the Fund will use or currently anticipates using are denoted by a check (v) mark. However, the Fund may not use all of these techniques and practices. Investment techniques and practices which the Fund does not currently anticipate using but which the Fund reserves the freedom to use are denoted by a dash (-) mark. The Fund's principal investment strategies, security types and accompany risks are set forth in the Prospectus. The Fund's non-principal investment techniques and corresponding risks are more fully described in the Fund's SAI.



                                              v   Fund uses or currently
                                                  anticipates using
                                              -   Permitted, but Fund does not
Investment Technique or Practice                  currently anticipate using
------------------------------------------------------------------------------
Debt Securities
   Asset Backed Securities
        Collateralized Mortgage Obligations and
        Multiclass   Pass-Through  Securities           v
        Corporate  Asset-Backed  Securities             v
        Mortgage  Pass-Through  Securities              v
        Stripped  Mortgage-Backed   Securities          v
   Corporate Securities                                 v
   Exchange Traded Notes                                v
   Loans and Other Direct Indebtedness                  v
   Lower Rated Bonds                                    v
   Municipal  Bonds                                     v
   U.S.  Government  Securities                         v
   Variable  and  Floating  Rate
        Obligations                                     v
   Zero Coupon Bonds,  Deferred Interest
        Bonds and PIK Bonds                             v

Equity Securities                                       v


Foreign  Securities
   Exposure  Brady Bonds                                v
   Depositary  Receipts                                 v
   Dollar-Denominated Foreign Debt Securities           v
   Emerging Markets                                     v


Forward Contracts
Future Contracts                                        v
Indexed Securities/Structured Products                  v
Inverse Floating Rate Obligations                       v
Investment in Other Investment Companies
    Open-End Funds                                      v
    Closed-End Funds                                    v
    Exchange Traded Funds                               v

                                  accessor 29
                                              v   Fund uses or currently
                                                  anticipates using
                                              -   Permitted, but Fund does not
Investment Technique or Practice                  currently anticipate using
------------------------------------------------------------------------------
Lending of Portfolio Securities                         v
Leveraging Transactions
Bank Borrowings                                         -
Mortgage "Dollar-Roll" Transactions                     v
Reverse Repurchase Agreements                           v

Options
        Options of Foreign Currencies                   v
        Options on Future Contracts                     v
        Options on Securities                           v
        Options on Stock Indices                        v
        Reset Options                                   v
        "Yield Curve" Options                           v

Repurchase Agreements                                   v
Short Sales                                             v
Short Term Instruments                                  v
Swaps and Related Derivative Instruments                v
Temporary Borrowings                                    v
Temporary Defensive Positions                           v
"When-Issued" Securities                                v
SBA Strips                                              v





                                   ACCESSOR 30

SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about the Fund's recent performance and investments, including:

     o Management's discussion about recent market conditions, economic trends and Fund strategies that significantly affected their performance over the recent period

     o    Fund performance data and financial statements

     o    Fund holdings.

PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q. Each Form N-Q can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds website (www.accessor.com).

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and the Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus. For shareholder inquiries or for free copies of Accessor Funds' Annual Report,
Semi-Annual Report, SAI, and other information contact your financial intermediary or:

         Accessor Capital Management LP
         1420 Fifth Avenue, Suite 3600
         Seattle, Washington 98101
         800-759-3504
         206-224-7420
         web site:  www.accessor.com

         Securities and Exchange Commission
         Washington, DC  20549-0102
         Public Reference Section (202) 551-8090 (for inquiries regarding hours of operation only)
         e-mail:  publicinfo@sec.gov
         web site:  www.sec.gov

You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

Accessor(R) is a registered trademark of Accessor Capital Management LP.

SEC file number: 811-06337.

                                  accessor 31

                              ADVISOR CLASS SHARES




ACCESSOR FUNDS, INC. PROSPECTUS                        April 29, 2008




                                 U.S. GOVERNMENT
                                   MONEY FUND


                                [LOGO] ACCESSOR



           The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
            Any representation to the contrary is a criminal offense.






        NOT FDIC INSURED        NO BANK GUARANTEE       MAY LOSE VALUE

THIS PAGE INTENTIONALLY LEFT BLANK.

                               TABLE OF CONTENTS


THE FUND


   Fund Details................................................................1
   Performance.................................................................2
   Expenses....................................................................3
   Securities and Risks........................................................4
   Other Investment Strategies, Security Types and Risks.......................4
   Management, Organization and Capital Structure..............................4


SHAREHOLDER INFORMATION
   Purchasing Fund Shares......................................................6
   Exchanging Fund Shares..................................................... 8
   Redeeming Fund Shares...................................................... 9
   Dividends and Distributions................................................10
   Valuation of Securities....................................................11
   Taxation...................................................................11
   Service & Distribution Arrangements........................................11
   Privacy Policy.............................................................12
   Financial Highlights.......................................................12

--------------------------------------------------------------------------------
               [GRAPHIC] U.S. GOVERNMENT MONEY FUND DETAILS
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE The U.S. Government Money Fund seeks maximum current income consistent with the preservation of principal and liquidity.


PRINCIPAL INVESTMENT STRATEGIES The Fund seeks to achieve its objective by investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises ("U.S. Government securities") or in repurchase agreements secured by such instruments. This non-fundamental investment policy may not be changed unless the Fund shareholders are notified at least 60 days in advance of the proposed change. The Fund follows applicable regulatory requirements concerning the quality, maturity, and diversifications of its investments. The Fund seeks to maintain an average dollar weighted portfolio maturity of 90 days or less, while maintaining liquidity and maximizing current yield. Because the U.S. Government Money Fund may be 100% invested in securities of the U.S. Government, its agencies or instrumentalities, its return may be less than a Fund which can invest without limitation in all types of securities.


Accessor Capital directly invests the assets of the Fund. Accessor Capital uses quantitative analysis to maximize the Fund's yield. The U.S. Government Money Fund seeks to maintain a stable share value of $1.00 per share, although there is no assurance that it will be able to do so. It is possible to lose money by investing in the U.S. Government Money Fund.

The U.S. Government Money Fund is a permissible investment for federal credit unions under the Federal Credit Union Act and the National Credit Union Administration Rules and Regulations.


PRINCIPAL INVESTMENT RISKS The principal risks of investing in the Fund are listed below. For additional information regarding risks of investing in the Fund, please see the section titled "Securities and Risks" beginning on page 7.


o Credit Risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal.

o Government Sponsored Enterprises ("GSE"). Certain GSE's (such as Freddie Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. Therefore, GSE's are subject to credit risk.

o Inflation Risk. Over time, the real value of the Fund's yield may be eroded by inflation.

o Management Risk. The strategy that the Money Manager uses may fail to produce the intended result or the Money Manager's judgment about the attractiveness of a particular sector or security may prove to be incorrect.

o Repurchase Agreements. Repurchase agreements are transactions in which an institution (e.g., a bank or securities firm) sells the Fund a security at one price and agrees to repurchase that security at a higher price. If the seller becomes subject to a bankruptcy or other insolvency proceeding or fails to repurchase the security from the Fund, the Fund may incur losses including as a result of a possible decline in the value of the underlying security and lack of access to the income on the underlying security during the period while the Fund seeks to enforce its rights thereto.

o Stable Net Asset Value. Although the U.S. Government Money Fund seeks to preserve the value of your investment at $1.00 per share there is no assurance that it will do so. It is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

PERFORMANCE The bar chart and table shown illustrate the risks of investing in the Advisor Class shares of the Fund by showing changes in the Advisor Class shares of the Fund's performance from year to year. The table compares the average annual total returns of the Advisor Class shares of the Fund to those of a market index over time. All returns assume re-investment of dividends and distributions. As with all mutual funds, how the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.



--------------------------------------------------------------------------------
           U.S. GOVERNMENT MONEY FUND ANNUAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------


[GRAPH]                                                      YEAR-TO-DATE
                                                                0.81%
AS OF 12/31 EACH YEAR                                        AS OF 3/31/08
                                                             -------------
5.00 4.72 5.99 3.81 1.45 0.72 0.93 2.75   4.49  4.67          BEST QUARTER
--------------------------------------------------              1.53%
98   99   00   01   02   03   04   05     06   07             4TH QTR 2000
                                                             --------------
                                                             WORST QUARTER
                                                                0.15%
                                                             3RD QTR 2003


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS  ADVISOR CLASS
--------------------------------------------------------------------------------




FOR THE PERIODS ENDED 12/31/07                                          1 YEAR         5 YEARS         10 YEARS
Fund returns before taxes                                               4.67%           2.70%           3.44%
Citigroup 3-Month T-Bill Index /1                                       4.74%           2.95%           3.62%
(INDEX REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)





The Fund's 7-day current yield on 3/31/08 was 2.49%.



FOR  THE  FUND'S  CURRENT  YIELD,   CALL  TOLL  FREE  (800)  759-3504  OR  VISIT
WWW.ACCESSOR.COM





--------------------------------------------------------------------------------
(1) THE CITIGROUP 3 MONTH T-BILL INDEX (FORMERLY THE SALOMON BROTHERS U.S. 3 MONTH TBILL INDEX) IS DESIGNED TO MEASURE THE RETURN OF THE 3 MONTH TREASURY BILLS. INVESTORS CANNOT INVEST IN AN INDEX. RETURNS OF THE INDEX DO NOT REFLECT THE DEDUCTION OF ANY FEES OR OTHER EXPENSES.
--------------------------------------------------------------------------------
================================================================================

                                   ACCESSOR 1

                                    EXPENSES


The following tables describe the fees and expenses that you may pay if you invest in Advisor Class Shares of the Fund. The information in this section is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


                                                                         U.S. GOVERNMENT
                                                                           MONEY FUND

   SHAREHOLDER FEES(1,2)
   (fees paid directly from your investment)
   MAXIMUM SALES CHARGE IMPOSED ON PURCHASES                                 NONE
   (AS A PERCENT OF OFFERING PRICE)
   MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS                      NONE
   MAXIMUM DEFERRED SALES CHARGE                                             NONE
   REDEMPTION FEE(3)                                                         NONE





   ANNUAL FUND OPERATING EXPENSES
   (EXPENSES DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                           0.08%
   DISTRIBUTION AND SERVICE (12b-1) FEE                                      None
   OTHER EXPENSES(4)                                                         0.38%
                                                                             ----------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.46%
                                                                         ============

--------------------------------------------------------------------------------
(1) SHARES OF THE FUND ARE EXPECTED TO BE SOLD PRIMARILY THROUGH FINANCIAL INTERMEDIARIES THAT MAY CHARGE SHAREHOLDERS A FEE. THESE FEES ARE NOT INCLUDED IN THE TABLES.
(2) AN ANNUAL MAINTENANCE FEE OF $25.00 MAY BE CHARGED BY ACCESSOR CAPITAL, AS THE TRANSFER AGENT, TO EACH IRA WITH AN AGGREGATE BALANCE OF LESS THAN $10,000 ON DECEMBER 31 OF EACH YEAR.
(3) THE TRANSFER AGENT MAY CHARGE A PROCESSING FEE OF $10.00 FOR EACH CHECK REDEMPTION REQUEST.
(4) PURSUANT TO AN ACM ADMINISTRATIVE PLAN, THE U.S. GOVERNMENT MONEY FUND MAY PAY ACCESSOR CAPITAL UP TO 0.25% ANNUALLY OF THE AVERAGE DAILY NET ASSETS TO PROVIDE CERTAIN ADMINISTRATIVE SERVICES ON BEHALF OF THE FUND.



EXPENSE EXAMPLE

     The Example shows what an investor in the Advisor Class Shares of the Fund could pay over time. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Advisor Class Shares of the Fund for the time periods indicated and then redeem all of your shares by wire at the end of those periods. This Example does not include the effect of the $10 fee for check redemption requests. The Example also assumes that your investment has a 5% rate of return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




   FUND                                        ONE YEAR      THREE YEARS    FIVE YEARS   TEN YEARS



   U.S. GOVERNMENT MONEY                        $47            $148           $258        $579
==================================================================================================





                                   ACCESSOR 2

================================================================================
                              SECURITIES AND RISKS
================================================================================


This section describes some of the security types for and the risks of investing in the Fund. Many factors affect the Fund's performance. The Fund's yield changes daily based on changes in financial markets, interest rates and in response to other economic, political or financial developments. The Fund's reaction to these developments will be affected by the financial condition and economic sector of an issuer, and the Fund's level of investment in the securities of that issuer.

CHANGES IN OBJECTIVES AND POLICIES. The Fund's investment objective stated in the Fund Details section is fundamental and may not be changed without shareholder approval. For the purpose of the Fund's policy of investing all of its investable assets in obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises or in repurchase agreements secured by such instruments, "assets" means net assets plus any borrowings made for investment purposes. This policy may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed changes.


DISCLOSURE OF PORTFOLIO HOLDINGS. A description of the Fund's specific policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information which is available upon request by calling: 1-800-759-3504 or on the Fund's website by visiting www.accessor.com.


PRINCIPAL SECURITY TYPES

* MONEY MARKET SECURITIES are high-quality, short-term debt securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity.

*GOVERNMENT SPONSORED ENTERPRISES, known as GSEs, are privately owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government. It is important to note that although GSEs are commonly referred to as "Agencies", there is a difference between a Government Sponsored Enterprise and a Government Agency. One example of a Government Agency is the Government National Mortgage Association (GNMA), known as Ginnie Mae, which has the explicit backing of the U.S. Government.

* REPURCHASE AGREEMENTS are an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed upon price. The Fund may enter into repurchase agreements collateralized by U.S. Government or agency securities.

* U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency, instrumentality issuing or guaranteeing the security.
--------------------------------------------------------------------------------
PRINCIPAL RISKS
----------------
* GOVERNMENT  SPONSORED  ENTERPRISES ("GSE") RISK. Certain GSEs (such as Freddie
Mac, Fannie Mae, and FHLB) although sponsored or chartered by the U.S. Government are not funded by the U.S. Government and the securities they issue are not guaranteed by the U.S. Government. GSE debt is generally considered to be of high credit quality due to the implied backing by the U.S. Government, but ultimately it is the sole obligation of its issuer. For that reason, GSEs are considered to carry somewhat greater credit risk than securities issued by the U.S. Treasury or government agencies that carry the full faith and credit of the U.S. Government. Therefore GSE's are subject to credit risk.

* INFLATION RISK. The real value of the Fund's yield may be eroded by inflation over time. The Fund may underperform the bond and equity markets over time.

* STABLE NET ASSET VALUE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.


                                   ACCESSOR 4

================================================================================
                          OTHER RISKS
--------------------------------------------------------------------------------

* BOND MARKET VOLATILITY. Changes in interest rates will affect the performance of debt instruments. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security falls when interest rates rise. Securities with longer durations generally are more sensitive to interest rate changes. In other words, the longer the duration of a security, the greater the impact a change in interest rates is likely to have on the security's price. When interest rates fall the yield of the Fund will generally fall as well but, unlike other Fixed-Income securities, in the Fund there will be no corresponding increase in price. When rates go up, if the movement is very sharp, the principal value of the share may fall below $1.00.

* CREDIT RISK. Credit risk in the possibility that the issuer will fail to make timely payments of interest or principal. The U.S. Government Money Fund invests in U.S. Government and agency securities and repurchase agreements collateralized by such securities. The risk of a credit rating downgrade or default of U.S. Government securities is considered remote. Agencies are not backed by the full faith and credit of the U.S. Government but are considered just below U.S. Government securities in credit worthiness. Repurchase agreements are corporate debt, but are generally 102% collateralized by U.S. Government and/or agency paper.

* INCOME RISK. Falling interest rates will cause the Fund's income to decline. Income risk is generally high for money marked funds, so investors should expect the Fund's monthly income to fluctuate.

* REPURCHASE AGREEMENTS Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. Each repurchase agreement entered into by the Fund will be fully collateralized at all times during the period of the agreement by securities in which the Fund can invest. There may be both delays in liquidating the underlying security and risks of loss if the seller is unable to meet its obligation to repurchase including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period and (c) expenses of enforcing its rights.

================================================================================

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


A detailed discussion regarding factors considered and the basis of the Board of Directors approval of the Fund's investment advisory contract is contained in the Statement of Additional Information. This information is available in the Accessor Fund's annual report to shareholders dated December 31, 2007.



     MANAGER                  Accessor Capital Management LP,
                              1420 Fifth Avenue, Suite 3600, Seattle, WA 98101

Accessor Capital has managed the U.S. Government Money Fund directly since September 7, 1994. Accessor Capital was founded in 1991 and has approximately $3.0 billion of assets under management as of December 31, 2007.


The Fund is one of 18 portfolios of Accessor Funds, Inc. ("Accessor Funds"), a Maryland corporation. Accessor Capital develops the investment programs for the Funds, selects the Money Managers for the Underlying Funds, and monitors the performance of the Money Managers. In addition, Accessor Capital directly invests the assets of the U.S. Government Money Fund, the Strategic Alternatives Fund and the Allocation Funds. J. Anthony Whatley, III, is the Executive Director of Accessor Capital. An investment committee consisting of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst is primarily responsible for the day-to-day management of the Funds either directly or through interaction with each Fund's Money Manager.


Mr. Whatley has been with Accessor Capital as the Executive Director since 1991. As the chair of the Investment Committee, he is responsible for the oversight of the Committee.

Mr. Rowader has been with Accessor Capital since February 2007, first as Investment Officer and member of the Investment Committee, from December 2007, as Senior Investment Officer, and from February 2008 as Chief Investment Officer. Mr. Rowader is primarily responsible for the overall management of the investment department and investment decisions for the U.S. Government Money Fund, the Allocation Funds, and the Accessor Strategic Alternatives Fund. Prior to Accessor Capital, Mr. Rowader was a Risk Management Analyst at OppenheimerFunds from 2005 to February 2007 and a Fund Analyst at OppenheimerFunds from 2004 to 2005. Prior to the OppenheimerFunds, Mr. Rowader served as a Financial Consultant at Linsco/Private Ledger from 2003 to 2004 and as a Senior Project Manager at WallStreetOnDemand from 1998 to 2003. Mr. Rowader received his MBA with concentration in Finance from the University of Colorado.

Mr. Herber has been with Accessor Capital since February 1, 2008 as an Investment Officer and member of the Investment Committee. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds. Prior to Accessor Capital, Mr. Herber was a Research Analyst at Wexford Capital Management from February 2006 through January 2008; the owner and operator of Genesis Games and Gizmos from June 2004 through January 2006; and a research associate at Capital International from June 2002 through May 2004. Mr. Herber has been a CFA Charterholder since 2003.

Mr. Roberge has been with Accessor Capital since April 2002, first as an Operations Associate and from June 2004 to December 2006 as a Junior Investment Analyst, and from December 2006 as an Investment Analyst. He has been a member of the Investment Committee since January 2007. He has co-primary responsibility for the day-to-day management and investment decisions for the U.S. Government Fund and the Allocation Funds, trading and investment research functions. Prior to Accessor Capital, Mr. Roberge was a Registered Representative at Diversified Financial Concepts, from September 2001 to April 2002 and an Operations Associate at Harris Investor Line from March 2000 to September 2001.

The Statement of Additional Information provides additional information about the compensation of each of the portfolio managers, other accounts managed, and ownership of securities in the Funds.

Accessor Capital directly invests the assets of the U.S. Government Money Fund and receives no additional fee beyond its management fee for this service. The Fund pays Accessor Capital an annual management fee of 0.08% as a percentage


                                   ACCESSOR 5
of the Fund's average daily net assets for providing management and administration services. In addition Accessor Capital provides transfer agent, registrar, dividend disbursing agent and certain other services to the Fund. For providing these services, Accessor Capital receives (i) a fee equal to 0.05% of the average daily net assets of the Fund and (ii) certain out of pocket expenses. The Fund paid 0.08% of the average net assets of the Fund to Accessor Capital for management fees in fiscal year 2007.




DISTRIBUTOR SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456


================================================================================

                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------

WHERE TO PURCHASE

* DIRECT. Investors may purchase Advisor Class Shares directly from Accessor Funds for no sales charge or commission.

* FINANCIAL INTERMEDIARIES. Advisor Class shares may be purchased through financial intermediaries, such as banks, broker-dealers, registered investment advisers and providers of fund supermarkets. In certain cases, the Fund will be deemed to have received a purchase or redemption when it is received by the financial intermediary. The order will be priced at the next calculated net asset value per share ("NAV") after receipt of the order. Financial intermediaries are responsible for transmitting accepted orders of the Fund within the time period agreed upon by them. You should contact your financial intermediary to learn whether it is authorized to accept orders for the Fund. These financial intermediaries may charge transaction, administrative or other fees to shareholders and may impose other limitations on buying, selling or transferring shares that are not described in this Prospectus. Some features of the Advisor Class shares, such as investment minimums and certain trading restrictions, may be modified or waived by financial intermediaries. Shareholders should contact their financial intermediary for information on fees and restrictions.

* "STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not Accessor Funds or the Transfer Agent) will perform all recordkeeping, transaction processing and distribution payments. Because Accessor Funds will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes to your account, or to obtain account information. You will not be able to utilize a number of shareholder features directly with Accessor Funds. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with Accessor Funds involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows re-investment of distributions in "street name" accounts.


================================================================================
                             PURCHASING FUND SHARES
--------------------------------------------------------------------------------
HOW TO PURCHASE
----------------

The  Fund  may not be  offered  in your  state of   | Advisor  Class  Shares  of
residence. Contact your financial intermediary or | the Fund may not be the Transfer Agent to ensure that the Fund is | purchased on days when the
offered in your state of residence.                 | NYSE   is    closed    for
                                                    | trading:  New Year's  Day,
Purchase orders are accepted on each business day | Martin Luther King, Jr. that the New York Stock Exchange is open and must | Day, Presidents Day, Good be received in good order prior to 5:00 p.m. | Friday, Memorial Day, Eastern time. If the Transfer Agent receives a | Independence Day, Labor purchase order on any business day marked "Same | Day, Thanksgiving Day and
Day  Settlement",  and the  invested  monies  are   | Christmas Day
received  via  fed funds  wire  before  5:00 p.m.
Eastern time on the same day, the investor will be entitled to receive that day's dividend. To allow Accessor Capital to manage the Fund most effectively, investors are encouraged to execute trades before 3:00 p.m. Eastern time. For all purchase orders not marked "Same Day Settlement", the Transfer Agent must receive payment for shares by 12:00 noon Eastern time on the business day following the purchase request. All purchases must be made in U.S. dollars. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. If you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. The Transfer Agent, on behalf of Accessor Funds and the Distributor, is required by law to obtain certain personal information from you or persons acting on your behalf to verify your or such person's identity. If you do not provide the information, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity or that of another person(s) authorized to act on your behalf, or if it believes it has identified potential criminal activity, Accessor Funds and the Distributor reserve the right to close your account or take any other action they deem reasonable or required by law. Purchases may be made any of the following ways:

* BY CHECK. Checks made payable to "Accessor Funds, Inc." and drawn on a U.S. bank should be mailed with the completed application or with the account number and name of Fund noted on the check to:

                                   ACCESSOR 6

================================================================================
                             PURCHASING FUND SHARES


                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748


Neither initial nor subsequent investments should be made by third-party check. At least one name on the account on which the check is drawn must match the registration of your account at Accessor Funds. If you pay with a check that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. The Fund and its agents has the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

* BY FEDERAL FUNDS WIRE. Wire instructions can be obtained from the Operations Department at the Transfer Agent at (800) 759-3504 and must be accompanied or preceded by a trade sheet.

* BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million may purchase Advisor Class Shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests.


* BY AUTOMATIC INVESTMENT PLAN. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Capital whereby investments in the Fund are made automatically on a regular basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from your bank checking account to purchase shares of the Fund based on instructions provided to Accessor Capital. To enroll in the AIP, fill out and sign the Electronic Funds Transfer Form and mail or fax (206-224-4274) the completed form to Accessor Funds 15 days prior to the initial purchase.


* BY PURCHASES IN KIND. Under some circumstances, the Fund may accept securities as payment for Fund Shares. Such securities would be valued the same way the Fund's securities are valued (see "Valuation of Securities"). Please see "Additional Purchase and Redemption Information" in the Statement of Additional Information for further information.


IRA/SIMPLE/ROTH IRA/EDUCATIONAL IRAs

Investors may purchase Fund shares through an Individual, SIMPLE, Roth or Educational Retirement Custodial Account Plan. An IRA, Roth IRA or Educational IRA account with an aggregate balance of less than $10,000 across all Accessor Funds on December 31 of any year may be assessed a $25.00 fee. Copies of an IRA, Roth IRA or Educational IRA Plan may be obtained from Accessor Capital by calling (800) 759-3504.


                                           INVESTMENT MINIMUMS

                     REGULAR ACCOUNTS                                      RETIREMENT ACCOUNTS

   INITIAL INVESTMENT                                        INITIAL INVESTMENT
    One Fund only:              $5,000                        Traditional IRA/Roth IRA/      $2,000 aggregated
    Multiple Funds:             $10,000 aggregated            SIMPLE/Coverdell:              among the Funds
                                among the Funds
    Automatic Investment Plan:  $100 Per Fund                 Automatic Investment Plan:     $100 aggregated
                                                                                             among the Funds

    ADDITIONAL INVESTMENT(S)                                  ADDITIONAL INVESTMENT(S)
    One Fund only:              $1,000                        Traditional IRA/ Roth IRA/     $2,000 aggregated
    Multiple Funds:             $2,000 aggregated             SIMPLE/Coverdell:              among the Funds
                                among the Funds

    ADDITIONAL INVESTMENT(S)  All Accounts:     $100 Per Fund
    Automatic Investment Plan:                  $100 Per Transaction



The initial investment must be accompanied by an appropriate account application. Accessor Funds reserves the right to increase or decrease the minimum amount or maximum amount required to open and maintain an account, or to add to an existing account, without prior notice. Accessor Fund may accept smaller purchase amounts (e.g., 401(k) plans, transfers in from trustees or the correction of errors) or reject any purchase order it believes may disrupt the management of the Funds. See the Statement of Additional Information for more information.


SHARE PRICING

Investors purchase Advisor Class Shares of the Fund at its NAV. The NAV is calculated by adding the value of Fund assets attributable to Advisor Class Shares, subtracting Fund liabilities attributable to the class, and dividing by the number of outstanding Advisor Class Shares. The NAV is calculated each day that the New York Stock Exchange ("NYSE") is open for business. The Fund generally calculates its NAV at 5:00 p.m. Eastern time

                                   ACCESSOR 7

================================================================================
                             PURCHASING FUND SHARES

each day that the NYSE is open. If the markets close early, the Fund may close early and may value its shares at earlier times under these circumstances. Shares are purchased at the next NAV calculated after purchase requests are received by the Fund in good order. For related information, see "Valuation of Securities" on page 11.


--------------------------------------------------------------------------------
ACCESSOR INTERNET WEBSITE
--------------------------

You can obtain information about the Fund on the internet website at www.accessor.com. Additionally, your financial intermediary may arrange for you to view your account information over the internet with a password protected login. If your Fund shares are held through a thirdparty fiduciary or in an omnibus registration at a bank or brokerage firm this service may not be available. To obtain account information online, you must first obtain a user I.D. and password. Contact your financial intermediary for more information. At times, the website may be inaccessible or its account viewing features may be unavailable.



FOR MORE INFORMATION

For additional information about purchasing shares of the Fund, please contact your financial intermediary or Accessor Funds at (800) 759-3504.

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

As a shareholder, you have the privilege of exchanging shares of the Fund for shares of other Accessor Funds. Advisor Class Shares may be exchanged for shares of any other Fund on days when the NYSE is open for business, so long as shareholders meet the normal investment requirements of the other Fund. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. Requests received "in good order" must include: account name, account number, dollar or share amount of transaction, Fund(s) and allocation of investment, and signature of authorized signer. Shares will be exchanged at the next NAV calculated after the transfer agent receives the exchange request in good order. For exchanges into the C Class Shares from different class of a Fund, the holding period for determining your contingent deferred sales charge ("CDSC"), if applicable, begins upon the exchange into the C Class Shares. Please read the A Class and C Class Prospectus carefully for a description of the sales loads and CDSC. Shareholders should read the prospectus of any other Fund into which they are considering exchanging. An exchange of shares of the Fund for shares of another fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will generally give you a tax basis for your new shares. Exchanges from Advisor Class Shares of a Fund into another class of the same Fund are not treated as a redemption and a sale for tax purposes. Not all classes of all Accessor Funds may be offered in your state of residence. Contact your financial intermediary or the Transfer Agent to ensure that the class of shares of the Fund you want to exchange is offered in your state of residence.
--------------------------------------------------------------------------------
EXCHANGES THROUGH ACCESSOR FUNDS
----------------------------------

Accessor Funds does not currently charge fees on exchanges made directly through it. This exchange privilege may be modified or terminated at any time by Accessor Funds upon 60 days notice to shareholders. Exchanges may be made any of the following ways:

* BY MAIL. Share exchange instructions may be mailed to:

                           Accessor Funds, Inc.
                           Attn:  Shareholder Services
                           P. O. Box 1748
                           Seattle, WA 98111-1748


* BY FAX. Instructions may be faxed to Accessor Funds at (206) 224-4274.


                                  ACCESSOR 8

================================================================================
                             EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
EXCHANGES THROUGH FINANCIAL INTERMEDIARIES
-------------------------------------------

You should contact your financial intermediary directly to make exchanges. Your financial intermediary may charge additional fees for these transactions.

================================================================================
                             REDEEMING FUND SHARES
--------------------------------------------------------------------------------

Investors may request to redeem Advisor Class Shares on any day that the NYSE is open for business. The request must be received in good order by the Transfer Agent or certain financial intermediaries prior to the close of the NYSE, normally 4:00 p.m. Eastern time. If the Transfer Agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time, marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Requests
received   "in  good   order"  must
include:   account  name,   account          |  Redemption requests for shares
number,  dollar or share  amount of          |  that were purchased by check
transaction, Fund(s) and allocation          |  will be honored at the next
of  investment,  and  signature  of          |  NAV calculated after receipt
authorized signer.  Shareholders of          |  of the redemption request.
the U.S.  Government Money Fund who          |  However, redemption proceeds
elect this  option  should be aware          |  will not be transmitted until
that  their  account  will  not  be          |  the check used for the
credited with the daily dividend on          |  investment has cleared (up to
that day.  Shares  will be redeemed          |  15 days after deposit)  The
at the  next NAV  calculated  after          |  Transfer Agent may charge a
the  Transfer  Agent  receives  the          |  $10 processing fee for each
redemption  request in good  order.          |  redemption check.

Payment  will   ordinarily   be  made  within  seven  days  of  the  request  by
wiretransfer to a shareholder's domestic commercial bank account. Shares may be redeemed from Accessor Funds any of the following ways:

* BY MAIL. Redemption requests may be mailed to:

                Accessor Funds, Inc.
                Attn: Shareholder Services
                P. O. Box 1748
                Seattle, WA 98111-1748

* BY FAX. Redemption requests may be faxed to Accessor Funds at (206) 2244274.

* BY TELEPHONE. Shareholders with aggregate account balances of at least $1 million among the Accessor Funds may request redemption of shares by telephone at (800) 759-3504. To prevent unauthorized transactions, Accessor Funds may use reasonable procedures to verify telephone requests, including personal identification requests and recording instructions given by telephone.

* REDEMPTION PROCEEDS. Upon receipt in writing and in good order of a request for redemption of shares, the Transfer Agent will transmit redemption proceeds as established in the account application form (the "redemption instructions of record"), either electronically to the shareholder's preauthorized bank account or by check to the shareholder's address of record. The Transfer Agent may charge a $10.00 processing fee for each redemption check. No interest will accrue on uncashed checks. The Transfer Agent will not charge for redemptions made electronically. Shareholders may request that payment be made differently from their redemption instructions of record. Such requests must be in writing, signed by all shareholders of record, and accompanied by a signature guarantee. Shareholders may also request that a redemption be made payable to someone other than the shareholder of record or be sent to an address other than the address of record. Such requests must be made in writing, be signed by all shareholders of record, and accompanied by a signature guarantee. Shares also may be redeemed through financial intermediaries from whom shares were purchased. Financial intermediaries may charge a fee for this service.

Large redemptions may disrupt the management and performance of the Fund. The Fund reserves the right to delay delivery of your redemption proceeds up to seven days if the Fund determines that the redemption amount will disrupt its operation or performance. If you redeem more than $250,000 worth of a Fund's shares within any 90-day period, the Fund reserves the right the pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities, or market risk if you elect to hold them.

                                   ACCESSOR 9

================================================================================
                              REDEEMING FUND SHARES
--------------------------------------------------------------------------------

In the event of an emergency as determined by the Securities and Exchange Commission, Accessor Funds may suspend the right of redemption or postpone payments to shareholders. If the Board of Directors determines a redemption payment may harm the remaining shareholders of a Fund, the Fund may pay a redemption in whole or in part by a distribution in kind of securities from the Fund.


o SYSTEMATIC WITHDRAWAL PLAN. Shareholders may request an automatic, monthly, quarterly or annual redemption of shares under the Systematic Withdrawal Plan. You may authorize regular electronic transfers of $100 or more from your Accessor Funds account based on instructions provided to the Transfer Agent. Applications for this plan may be obtained from Accessor Funds and must be received by Accessor Funds at least ten calendar days before the first scheduled withdrawal date. Systematic Withdrawals may be discontinued at any time by a shareholder or Accessor Funds.


* LOW ACCOUNT BALANCES. Accessor Funds may redeem any account with a balance of less than $500 per Fund or less than $2,000 in aggregate across the Funds, if the shareholder is not part of an Automatic Investment Plan. Shareholders will be notified in writing when they have a low balance and will have 60 days purchase additional shares to increase the balance to the required minimum. Shares will not be redeemed if an account drops below the minimum due to market fluctuations.


-------------------------------------------------------------------------------
SIGNATURE GUARANTEES
--------------------

A signature guarantee is designed to protect the shareholders and the Fund against fraudulent transactions by unauthorized persons. When a signature guarantee is required, each signature must be guaranteed by a domestic bank or trust company, credit union, broker, dealer, national securities exchange, registered securities association, clearing agency, or savings associations as defined by federal law. The Transfer Agent may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. A notary public stamp or seal is not a signature guarantee, and will not be accepted by the Fund. Accessor Capital at its discretion reserves the right to require a signature guarantee on any transaction request.

The Fund requires a guaranteed signature for the following:

     *    Transfer of ownership to another individual or organization.
     * Requests that redemption proceeds be sent to a different name or address than is registered on the account.
     *    Requests that fedwire instructions be changed.
     *    Requests for name changes.
     *    Adding or removing a shareholder on an account.
     *    Establishing or changing certain services after the account is open.

================================================================================
                           DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

* DIVIDENDS. The Fund intends to distribute substantially all of its net income from dividends, interest and other income (less expenses) from investments to shareholders as dividends. The U.S. Government Money Fund normally declares dividends daily and pays dividend distribution monthly.

* OTHER DISTRIBUTIONS. The Fund intends to distribute substantially all of its net realized longand short-term capital gains to shareholders as capital gain distributions. The Fund normally pays capital gain distributions annually in December, although the Fund may occasionally be required to make supplemental distributions during the year.

* AUTOMATIC RE-INVESTMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. All dividends and other distributions on Advisor Class Shares of the Fund will be automatically reinvested in additional Advisor Class Shares of the Fund unless a shareholder elects to receive them in cash. Shareholders that elect to receive their dividends in cash and request checks will be charged $10.00. A Shareholder may alternatively choose to invest dividends or other distributions in Advisor Class Shares of any other Fund. You may elect or change your dividend options either on your account application or by calling Accessor Funds at (800) 759-3504.



                                  ACCESSOR 10

================================================================================
                             VALUATION OF SECURITIES
================================================================================

The Fund generally values its securities using amortized cost, and securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

================================================================================
                                    TAXATION
================================================================================


The Fund will not be subject to federal income tax to the extent it distributes investment company taxable income and gain to shareholders in a timely manner. Dividends and other distributions that shareholders receive from the Fund, whether received in cash or reinvested in additional shares of the Fund, are subject to federal income tax and may also be subject to state and local tax. For taxable years beginning on or before December 31, 2011, certain distributions of ordinary dividends to a noncorporate shareholder of the Fund may qualify as "qualified dividend income", provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Those distributions will be taxed at reduced rates to the extent derived from "qualified dividend income" of the applicable Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations. Distributions of a Fund's net capital gain are taxable to you as long-term capital gain, when designated by the Fund as such, regardless of the length of time you have held your shares. long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.


You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution.

A redemption of a Fund's shares or an exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares, and any gain on the transaction will be subject to federal income tax. The International Equity Fund receives dividends and interest on securities of foreign issuers that may be subject to withholding taxes by foreign governments, and gains from the disposition of those securities also may be subject thereto, which may reduce the Fund's total return. If the amount of taxes withheld by foreign governments is material, the Fund may elect to enable shareholders to claim a foreign tax credit regarding those taxes.


After the conclusion of each calendar year, shareholders will receive information regarding the taxability of dividends and other distributions paid by the Funds during the preceding year. If you are neither a citizen nor a resident of the United States, each Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the applicable Fund. For Fund taxable years beginning before December 31, 2007, the 30% withholding tax will not apply to dividends that the Fund designates as
(a) interestrelated dividends, to the extent such dividends are derived from a Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. The Fund is also required in certain circumstances to apply backup withholding at a current rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.


THE FOREGOING IS ONLY A BRIEF SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THE FUND. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DISCUSSION. SHAREHOLDERS SHOULD CONSULT A TAX ADVISER FOR FURTHER INFORMATION REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND.

================================================================================
                       SERVICE & DISTRIBUTION ARRANGEMENTS
================================================================================

* DEFENSIVE DISTRIBUTION PLAN. Accessor Funds has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that Accessor Capital may use its management or administrative fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund shares and/or shareholder support services. Accessor Capital may pay significant amounts to intermediaries, such as banks, broker-dealers and other service provides, that provide those services. The Board of Directors has currently authorized such payments for the Fund.

* OTHER COMPENSATION TO DEALERS. The Distributor may pay or sponsor informational meetings for dealers as described in the Statement of Additional Information. The Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay additional concession to a dealer who sells a minimum dollar amount of Accessor Fund shares. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. In addition, the Distributor or its affiliates may pay additional compensation, out of their own assets, to certain intermediaries or their affiliates, based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Distributor. The intermediaries to which payments may be made are determined by the Distributor. These payments may provide an incentive, in addition to any deferred sales charge, to these firms to actively promote the Funds or cooperate with the Distributor's in providing marketing or service support to the Funds. For more information, please see the Statement of Additional Information.

Accessor Capital or its affiliates may make payments, out of their own assets to certain intermediaries or their affiliates (including the Distributor) based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital. The intermediaries to which payments may be made are determined by Accessor Capital. These payments are in addition to other payments such as sales charges, Rule 12b-1 fees or deferred sales charges and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Accessor Funds or to provide marketing or service support to the Accessor Funds. Please see the Statement of Additional Information for more information.

* ACM ADMINISTRATIVE PLAN. Accessor Funds has also adopted an administrative plan (the "ACM Administrative Plan") with respect to shares of the Fund. Pursuant to the ACM Administrative Plan, Accessor Funds will pay Accessor Capital for certain administrative, informational and support services to investors who may from time to time beneficially own Fund shares either directly or through omnibus accounts. The maximum annual amount payable to Accessor Capital is 0.25% on the average daily net assets of the shares of the Fund.


                                  ACCESSOR 11

================================================================================
                                 PRIVACY POLICY/HOUSEHOLDING
================================================================================

Accessor Funds has adopted a policy concerning investor privacy. To review the privacy policy, contact Accessor Funds at (800) 759-3504 or see the privacy policy that accompanies this prospectus.

To avoid sending duplicate copies of materials to households, Accessor Funds may mail only one copy of each prospectus, annual and Semi-Annual report and annual notice of Accessor Fund's privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called household, benefits Accessor Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Transfer Agent at (800) 759-3504. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.



================================================================================
                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY FUND
---------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming re-investment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

ADVISOR CLASS SHARES                                    2007           2006           2005           2004           2003
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       1.00   $       1.00   $       1.00   $       1.00   $       1.00

   Net investment income (loss)(1)                          0.05           0.04           0.03           0.01           0.01

   Distributions from net investment income                (0.05)         (0.04)         (0.03)         (0.01)         (0.01)
                                                    ---------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
===============================================================================================================================
TOTAL RETURN(2)                                             4.72%          4.49%          2.75%          0.93%          0.72%
NET ASSETS, END OF PERIOD (IN THOUSANDS)            $  1,344,292   $  1,433,080   $  1,266,322   $  1,260,063   $  1,175,275
   Ratio of gross expenses to average net                   0.46%          0.47%          0.45%          0.46%          0.46%
     assets(3)
   Ratio of net expenses to average net assets(3)           0.46%          0.47%          0.45%          0.46%          0.46%
   Ratio of net investment income to average
     net assets                                             4.60%          4.37%          2.68%          0.94%          0.72%

===============================================================================================================================
(1)   Per share amounts are based upon average shares outstanding.
(2)   Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.
(3)   The effect of any custody credits on this ratio is less than 0.01%.
*     Annualized


                                  ACCESSOR 12

     SHAREHOLDER REPORTS. Accessor Funds publishes Annual and Semi-Annual Reports, which contain information about each Fund's recent performance and investments, including:

     *    Management's  discussion  about  recent  market  conditions,  economic
          trends  and  Fund   strategies  that   significantly   affected  their
          performance over the recent period


     *    Fund performance data and financial statements

     *    Fund holdings.


     PORTFOLIO HOLDINGS. The Fund will file with the SEC a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form NQ. Each Form NQ can be viewed on the SEC's website (www.sec.gov). The most recent fiscal quarter end holdings may also be viewed on the Accessor Funds' website (www.accessor.com).


     STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more detailed information about Accessor Funds and each Fund. The SAI is incorporated by reference into this Prospectus, making it legally part of this Prospectus.

     For shareholder inquiries or for free copies of Accessor Funds' Annual Report, Semi-Annual Report, SAI, and other information contact your financial intermediary or:

     ACCESSOR CAPITAL MANAGEMENT LP
     1420 Fifth Avenue, Suite 3600
     Seattle, Washington 98101
     800-759-3504
     206-224-7420
     web site:  www.accessor.com



     SECURITIES AND EXCHANGE COMMISSION
     Washington, DC  20549-0102
     Public Reference Section (202) 551-8090
        (for inquiries regarding hours of operation only)
     email:  publicinfo@sec.gov
     web site:  www.sec.gov



     You may obtain copies of documents from the SEC, upon payment of duplicating fees, or view documents at the SEC's Public Reference Room in Washington, D.C. The SAI and other information about Accessor Funds is available on the EDGAR database on the SEC's website at www.sec.gov.

     Accessor(R) is a registered trademark of Accessor Capital Management LP.

     SEC file number: 811-06337.

                             ACCESSOR(R) FUNDS, INC.
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com


                       STATEMENT OF ADDITIONAL INFORMATION
                              Dated April 29, 2008
                          As supplemented June 10, 2008


ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, open-end management investment company, known as a mutual fund. Accessor Funds currently consists of ten diversified investment portfolios (collectively, the "Underlying Funds"), and six diversified funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies and two non-diversified investment portfolios. The nine Underlying Funds in this Statement of Additional Information are the Growth, Value, Small to Mid Cap Funds (the "Domestic Equity Funds") and
International Equity Fund (collectively with the Domestic Equity Funds, the "Equity Funds") and the High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income, and Mortgage Securities Funds (the "Bond Funds") and U.S. Government Money Fund (collectively with the Bond Funds, the "Fixed-Income Funds"). The six Allocation Funds are the Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and the Accessor Aggressive Growth Allocation Fund. These fifteen investment portfolios that are the subject of this Statement of Additional Information are each referred to as a "Fund" and collectively the "Funds".

Each Fund offers three classes of shares, Advisor Class Shares, Investor Class Shares, and C Class Shares. Fourteen Funds offer four classes of shares, the three aforementioned and the A Class Shares. The U.S. Government Fund offers an additional Institutional Class of shares. The share classes are offered through separate prospectuses for a total of three prospectuses: the Advisor Class Shares Prospectus, Investor Class Shares Prospectus, and the A Class and C Class Prospectus, each dated Statement of Additional Information (collectively, the "Prospectuses"). Also, Advisor Class Shares and Institutional Class Shares of the U.S. Government Money Fund are offered through solo Prospectuses and the Strategic Alternatives Fund is offered through a solo Prospectus. A copy of the applicable Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

Information from the Annual Report to Shareholders for the fiscal year ended December 31, 2007 and the (unaudited) Semi-Annual Report for the six months ended June 30, 2007, is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report or Semi-Annual Report, call 1-800-759-3504 or visit our website at www.accessor.com.

Accessor Funds currently includes the following Funds:

GROWTH FUND  seeks capital growth.

VALUE FUND  seeks capital growth.

SMALL TO MID CAP FUND  seeks capital growth.

INTERNATIONAL EQUITY FUND  seeks capital growth.

HIGH YIELD BOND FUND  seeks high current income.

INTERMEDIATE FIXED-INCOME FUND  seeks generation of current income.

SHORT-INTERMEDIATE FIXED-INCOME FUND seeks preservation of capital and generation of current income.

MORTGAGE SECURITIES FUND  seeks generation of current income.

U.S. GOVERNMENT MONEY FUND seeks maximum current income consistent with the preservation of principal and liquidity.

LIMITED DURATION U.S. GOVERNMENT FUND  (not offered through this SAI).

TOTAL RETURN FUND (not offered through this SAI).

ACCESSOR STRATEGIC ALTERNATIVES FUND (not offered through this SAI).

ACCESSOR INCOME ALLOCATION FUND seeks high current income and some stability of principal.

ACCESSOR INCOME & GROWTH ALLOCATION FUND seeks high current income and some potential capital appreciation.

ACCESSOR BALANCED ALLOCATION FUND seeks moderate current income and some potential capital appreciation.

ACCESSOR GROWTH & INCOME ALLOCATION FUND seeks moderate potential capital appreciation and some current income.

ACCESSOR GROWTH ALLOCATION FUND seeks high potential capital appreciation and some current income.

ACCESSOR AGGRESSIVE GROWTH ALLOCATION FUND seeks high potential capital appreciation.

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY.............................................4
INVESTMENT RESTRICTIONS, POLICIES AND RISKS.................................4
MANAGEMENT OF THE FUNDS....................................................29
CODE OF ETHICS.............................................................34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................34
INVESTMENT ADVISORY AND OTHER SERVICES.....................................44
VALUATION..................................................................75
FUND TRANSACTION POLICIES..................................................76
PERFORMANCE INFORMATION....................................................78
TAX INFORMATION............................................................87
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................92
FINANCIAL STATEMENTS......................................................100
PROXY VOTING POLICIES AND PROCEDURES......................................101
APPENDIX A  RATINGS OF DEBT INSTRUMENTS....................................A1
APPENDIX B  PROXY VOTING POLICIES AND PROCEDURES...........................B1

                         GENERAL INFORMATION AND HISTORY

Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into 18 Funds, 15 of which are discussed in this SAI. All Funds except the Intermediate Fixed-Income Fund and Mortgage Securities Fund in this SAI offers four classes of shares, Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares. The Intermediate Fixed-Income Fund and Mortgage Securities Fund do not offer A Class Shares. In addition, the U.S. Government Money Fund offers Institutional Class Shares. The Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of a Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Funds' shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in a Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for each Fund share you own at shareholder meetings.

Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager of Accessor Funds pursuant to Management Agreements with Accessor Funds. Accessor Capital is also Accessor Funds' transfer agent, registrar, and dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.

INVESTMENT RESTRICTIONS, POLICIES AND RISKS

Each Underlying Fund's investment objective is "fundamental". Each Fund has certain investment restrictions that are also "fundamental". A fundamental objective or restriction may be changed only with the approval of the holders of a majority of the outstanding voting securities of that Fund. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), a majority of the outstanding voting securities of a Fund means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Each Allocation Fund's investment objective and each Fund's investment restrictions and policies designed as "nonfundamental" may be changed without the approval of shareholders. This section of the Statement of Additional Information describes the Funds' investment restrictions and other policies.

INVESTMENT RESTRICTIONS

           FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

Each Underlying Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated, each Underlying Fund may not:

1. With respect to 75% of its total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities")) if as a result, (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer; however, with respect to 100% of its total assets, the U.S. Government Money Fund may not purchase any security (other than U.S. Government Securities) if as a result: (i) more than 5% of the Fund's total assets would then be invested in securities of a single issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Purchase any securities of an issuer (other than U.S. Government Securities) in a particular industry if, as a result, 25% or more of its total assets would be invested in one or more issuers having their principal business activities in the same industry.

3. Borrow money or pledge its assets except to the extent such borrowing or pledging of assets is not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 4. Issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 5. Buy or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, exploration or development programs, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Funds reserve the freedom of action to hold and to sell real estate, mineral leases, exploration or development programs, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities; provided, however that the U.S. Government Money Fund may not buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, other than securities of real estate investment trusts and real estate limited partnerships.

6. Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

7. Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.


NONFUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS OF THE UNDERLYING FUNDS

The following are each Underlying Fund's nonfundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval. However, the nonfundamental investment policies in paragraphs 1 through 7 below may not be materially revised unless Fund shareholders are notified at least 60 days in advance of the proposed change. For purposes of a Fund's policy of investing at least 80% of its net assets in a particular type of investment, "net assets" will include any borrowings made for investment purposes.

1. Under normal circumstances, the Small to Mid Cap Fund will invest at least 80% of its assets in stocks issued by small and medium capitalization issuers. For purposes of this policy, small capitalization issuers have a capitalization of $1 billion or less at the time of investment and medium capitalization issuers have a capitalization ranging from $1 billion to $10 billion at the time of investment.

2. Under normal circumstances, the International Equity Fund will invest at least 80% of its assets in equity securities, including common stocks, preferred stocks, convertible securities and warrants.

3. Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its assets in lower-rated, highyield corporate bonds, commonly referred to as "junk bonds." For purposes of this policy, highyield bonds are those rated lower than BBB by Standard & Poor's Corporation ("S&P") or lower than Baa by Moody's Investors Services, Inc. ("Moody's"), or unrated securities judged to be of comparable quality by the Money Manager.

4. Under normal circumstances, the Intermediate Fixed-Income Fund will invest at least 80% of its assets in Fixed-Income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of between three and ten years.

5. Under normal circumstances, the Short-Intermediate Fixed-Income Fund will invest at least 80% of its assets in Fixed-Income securities. The Fund will also seek to have a dollar-weighted average portfolio duration of not less than two years nor more than five years.

6. Under normal circumstances, the Mortgage Securities Fund will invest at least 80% of its assets in mortgage-related securities.

7. Under normal circumstances, the U.S. Government Money Fund will invest at least 80% of its assets in short-term U.S. Government Securities, subject to nonfundamental restriction number 24.

8. Each Underlying Fund (other than the U.S. Government Money Fund) may invest up to 15% of its net assets in illiquid securities and the U.S. Government Money Fund may invest up to 10% of its net assets in illiquid securities; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.


9. Each Underlying Fund may not effect short sales except that each Underlying Fund (except U.S. Government Money Fund) may effect short sales against-the-box; provided, however, that not more than 25% of such Underlying Fund's net assets (determined at the time of the short sale) may be subject to short sales against-the-box.


10. Each Underlying Fund may not purchase securities on margin (except that an Underlying Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments of up to 5% of its total assets after taking into account unrealized profits and losses in connection with transactions in futures contracts and related options).

11. Each Underlying Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions or as part of a merger, consolidation or other
acquisition,  or as set  forth  under  "Investment  Policies    Collateralized
Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs")." Under the 1940 Act, a Fund may not (i) invest more than 10% of its total assets (taken at current value) in such securities; (ii) own securities of any one investment company that has a value in excess of 5% of the Fund's total assets (taken at current value); or (iii) own more than 3% of the outstanding voting stock of any one investment company.

12. Each Underlying Fund may not invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

13. Each Underlying Fund may not make investments for the purpose of exercising control of management.

14. Each Underlying Fund may not acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

15. Each Underlying Fund may not purchase warrants if as a result the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to this limitation. The U.S. Government Money Fund may not purchase warrants. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

16. Each Underlying Fund's (except the Mortgage Securities Fund) entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets. The Mortgage Securities Fund may invest up to 25% of its net assets in reverse repurchase agreements and dollar rolls.

17. Each Underlying Fund may invest up to 20% of its net assets in publicly traded real estate investment trusts ("REITs"); provided, however, that U.S. Government Money Fund may not invest in REITs.

18. The International Equity Fund will not enter into forward contracts on a regular basis or continuous basis if it would have 25% or more of its gross assets denominated in the currency of the contract or 10% of the value of its total assets committed to such contracts, where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

19. The Bond Funds and the International Equity Fund may invest up to 5% of their net assets in inverse floaters.

20. No Underlying Fund will invest more than 5% of its net assets in privately-issued STRIPS.

21. The Underlying Funds may invest up to 5% of their net assets in Municipal Securities (Fixed-Income securities issued by states, counties and other local governmental jurisdictions, including agencies of such governmental jurisdictions, within the United States). The Underlying Funds may also invest in Fixed-Income securities issued by foreign governments and their agencies.

22. Each Underlying Fund (except the Mortgage Securities Fund and U.S. Government Money Fund) may invest in foreign securities. While the Growth Fund, Value Fund, and Small to Mid Cap Fund do not currently intend to, each may invest up to 20% of its net assets in common stocks of foreign issuers.

23. Consistent with applicable regulatory requirements, each Underlying Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

24. The U.S. Government Money Fund may not purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by nonfundamental restriction number 11.

25. The U.S. Government Money Fund utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (the "SEC"). Accordingly, the U. S. Government Money Fund will limit its investments to those instruments with a maturity of 397 days or less, and which are issued by the U.S. Government, its agencies and instrumentalities.

26. Each Underlying Fund (other than the U.S. Government Money Fund) is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, no more than 20% of a Fund's net assets will be comprised of cash or cash equivalents, as discussed below. Each Underlying Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary or defensive purposes when its Money Manager believes that a more conservative approach is desirable. The Underlying Funds (other than the U.S. Government Money Fund) also may create equity or Fixed-Income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or Fixed-Income securities. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

     (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

     (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

     "Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (E.G., A1/P1) or one of the two highest long-term rating categories (E.G., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Funds' credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

26. The Underlying Funds will not invest in Fixed-Income securities, including Fixed-Income securities of foreign issuers or convertible securities, rated by S&P or Moody's, or in unrated securities, which are deemed by Accessor Capital or a Money Manager at the time of purchase to be of a lesser credit quality than those designated, as follows:


Fund                                                    Rating

Growth, Value, Small to Mid Cap, International          less than A
Equity, Mortgage Securities, and U.S. Government
Money Funds

Intermediate Fixed-Income and Short-Intermediate        less than A, except no more than 20% of its assets
Fixed-Income Funds                                      in securities rated BBB (S&P) or Baa (Moody's), and
                                                        no more than 6% of its assets in securities
                                                        rated BB (S&P) or Ba (Moody's)

High Yield Bond Fund                                    rated higher than BB+ and lower than CCC (S&P) or
                                                        higher than Ba1 or lower than Caa3 (Moody's) (with
                                                        respect to 80% of its net assets)


These ratings are modified with a plus (+) or minus () sign by S&P and with a 1, 2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)

While the Growth, Value, Small to Mid Cap, and International Equity Funds do not currently intend to, each may invest up to 20% of its net assets in Fixed-Income securities. The International Equity Fund may invest in Fixed-Income securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations. Accessor Capital monitors the credit quality of securities purchased for the Funds and reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting commercial paper and other corporate obligations for investment by an Underlying Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ACCESSOR ALLOCATION FUNDS

Each Allocation Fund is subject to the following "fundamental" investment restrictions that may only be changed by approval of a majority of the Fund's shareholders. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions. The investment limitations set forth below relate only to the Allocation Funds, and may not necessarily apply to the Underlying Funds in which the Allocation Funds invest. Accordingly, each of the Allocation Funds may not:

1. Borrow money or issue senior securities, except as permitted by the 1940 Act;

2. Underwrite securities issued by others, except to the extent the Allocation Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities or in connection with the investment in other investment companies;

3. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 25% of the Allocation Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);


5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Allocation Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or


6. Lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS OF THE ALLOCATION FUNDS

The   following   are  each   Allocation   Fund's   nonfundamental   investment
restrictions. These restrictions may be modified or eliminated upon approval of a majority of the Independent Directors but without shareholder approval.

1. Each Allocation Fund does not currently intend to purchase securities on margin, except that each Allocation Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

2. Each Allocation Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

3. Each Allocation Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets (at current value, not only at time of purchase) would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

4. Each Allocation Fund may invest in short-term instruments, U.S. Government Securities and money market instruments for temporary defensive purposes when Accessor Capital believes that a more conservative approach is desirable.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which an Underlying Fund may invest, strategies the Underlying Funds may employ and a summary of related risks. The Allocation Funds invest primarily in the Underlying Funds and, although unlikely, may directly invest in some of the investments described below. Consequently, the Allocation Funds are also subject to the risk considerations set forth below.

ASSET-BACKED SECURITIES offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in passthrough structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage passthrough structures described below in "Risks of Investing in asset-backed and mortgage-related Securities" or in a paythrough structure similar to the collateralized mortgage structure.


COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fixed-Income Funds may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.


A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Bond Funds do not intend to invest in residual interests and the U.S. Government Money Fund will not invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multiclass securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS") are bonds backed by a mortgage loan or pools of loans secured by commercial property, not residential mortgages. The principal on mortgage-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. CMBS generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. In addition, rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value. This is known as extension risk. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. The fund's investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.


CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variableamount master demand notes); (iii) repurchase agreements
involving    investmentgrade    debt   obligations;    and   (iv)   convertible
securitiesdebt obligations of corporations convertible into or exchangeable for equity securities.

DURATION. Duration is one of the fundamental tools used by the Money Managers of the Bond Funds in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a Fixed-Income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

Under normal market conditions, the Intermediate Fixed-Income Fund seeks to have a dollar-weighted average portfolio duration of between three and eight years, and the Short-Intermediate Fixed-Income Fund seeks to have a dollar-weighted average portfolio duration of no less than two years nor more than 5 years. In addition, under normal market conditions, it is expected that the Intermediate Fixed-Income Fund will generally have an average portfolio maturity of between 3 and 10 years, and the Short-Intermediate Fixed-Income Fund will generally have an average portfolio maturity of between 1 and 6 years.

EMERGING MARKET COUNTRIES. POLITICAL AND ECONOMIC FACTORS. Investing in emerging market countries involves potential risks relating to political and economic developments abroad. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the Funds. The value of the investments made by the Funds will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the Funds have invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments, which could affect investments in those countries. While the Money Managers intend to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings. The Funds will treat investments that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

Certain of the risks associated with investments generally are heightened for investments in emerging countries. For example, securities markets in emerging countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in emerging countries than about domestic issuers. Emerging market country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in emerging countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Funds due to subsequent declines in value of securities or, if the Funds have entered into a contract to sell securities, could result in possible liability to the purchaser.

Certain emerging countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

Costs associated with transactions in securities of companies in emerging countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Fund purchases or sells thinly traded securities), and the difference between the bidask spread. Each one of these components may be significantly more expensive in emerging countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

Throughout the last decade many emerging countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

FOREIGN  CURRENCY  TRANSACTIONS.  The  International  Equity Fund may enter into foreign currency transactions. The value of the assets of the International Equity Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and it may incur costs in connection with conversions between various currencies. The International Equity Fund will conduct foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies ("forward contracts"). The International Equity Fund may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements and no commissions are charged for such trades.

The International Equity Fund may enter into forward contracts when the Money Manager determines that the best interests of the Fund will be served, such as circumstances to protect its value against a decline in exchange rates, or to protect against a rise in exchange rates for securities it intends to purchase, but it will not use such contracts for speculation. The International Equity Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. When the International Equity Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the U.S. dollar costs or proceeds. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, the International Equity Fund will be able to protect against possible losses between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Such contracts may limit potential gains that might result from a possible change in the relationship between the U.S. dollar and such foreign currency. There is no limitation on the value of forward contracts into which the International Equity Fund may enter. When effecting forward foreign currency contracts, cash or liquid assets of the International Equity Fund of a dollar amount having an aggregate value, measured on a daily basis, at least sufficient to make payment for the portfolio securities to be purchased will be segregated on the International Equity Fund's records at the trade date and maintained until the transaction is settled.

When the Money Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the International Equity Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. The International Equity Fund's Custodian will segregate cash, equity or debt securities in an amount not less than the value of the International Equity Fund's total assets committed to forward contracts entered into under this second type of transaction.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International Equity Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchases) if the market value of the security is less than the amount of foreign currency the International Equity Fund are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the International Equity Fund is obligated to deliver.

This method of protecting the value of the International Equity Fund's portfolio securities against a decline in the value of the currency does not eliminate fluctuations in the underlying prices of the securities. It establishes a rate of exchange that one can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN SECURITIES. The Funds (with the exception of the Mortgage Securities, U.S. Government Money Fund and the Accessor Allocation Funds) may invest in foreign securities. Foreign securities involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Generally, outside the United States there is less government regulation of securities exchanges, brokers and listed companies and, with respect to certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investments within such countries.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers that have similar maturities and quality. However, under certain market conditions, these investments may be less liquid than investments in the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.

If a security is denominated in a foreign currency, such security will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly when the amount of income the Fund is required to distribute is not immediately reduced by the decline in such security. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency which must be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

A Fund may invest in foreign securities by purchasing such securities directly or by purchasing "depositary receipts." Depositary receipts are instruments issued by a bank that represent an interest in securities held by arrangement with the bank. The Funds will normally invest in American Depositary Receipts ("ADRs"), which are the receipt denominated in U.S. dollars for shares of a foreign-based corporation held by a U.S. bank and entitling the purchaser of the

ADR to all dividends and capital gains in the foreign corporation. Depositary receipts can either be "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying securities. Less information about the issuer of the underlying securities may be available in the case of unsponsored depositary receipts.

FORWARD COMMITMENTS. A Fund (other than the Allocation Funds) may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

FUTURES CONTRACTS. Each Fund (other than the U.S. Government Money Fund and the Allocation Funds) is permitted to enter into financial futures contracts, stock index futures contracts, commodities futures contracts and related options thereon ("futures contracts") in accordance with its investment objective. The International Equity Fund also may purchase and write futures contracts on foreign currencies. Futures contracts will be limited to hedging transactions to minimize the impact of cash balances and for return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

Futures contracts are traded on "contract markets" designated by the Commodity Futures Trading Commission. Trading is similar to the manner stock is traded on an exchange, except that all contracts are cleared through and guaranteed to be performed by a clearing corporation associated with the commodity exchange on which the futures contract is traded. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting contract, which cancels the original contract to make or take delivery.

Upon entering into a futures contract, a Fund is required to deposit "initial margin" with its custodian (in the name of the futures broker through whom the transaction was effected). Initial margin deposits are generally equal to a percentage of the contract's value (typically 5%). Subsequent daily payments are made between the Fund and futures broker to maintain the initial margin at the specified percentage. Also, a Fund will not enter into any such contracts unless it owns either (i) an offsetting ("covered") position in securities or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations not covered as provided in (i) above. The purchase and sale of futures contracts and collateral arrangements with respect thereto are not deemed to be a pledge of assets and such arrangements are not deemed to be a senior security.

A "short hedge" is taking a short position in the futures market (that is, selling a financial instrument or a stock index futures contract for future delivery on the contract market) as a temporary substitute for sale of the financial instrument or common stock, respectively, in the cash market, when a Fund holds and continues to hold the financial instrument necessary to make delivery under the financial futures contract or holds common stocks in an amount at least equal in value to the stock index futures contract.

A "long hedge" is taking a long position in the futures market (that is, purchasing a financial instrument or a stock index futures contract for future delivery on a contract market) as a temporary substitute for purchase of the financial instrument or common stock, respectively, in the cash market when the Fund holds and continues to hold segregated liquid assets sufficient to take delivery of the financial instrument under the futures contract.

A "stock index futures contract" is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the contract index. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Upon the termination of the contract, settlement is the difference between the contract price and the actual level of the stock index at the contract expiration and is paid in cash.

A "financial futures contract" (or an "interest rate futures contract") is a contract to buy or sell a specified quantity of financial instruments such as United States Treasury bonds, notes, bills, commercial paper and bank certificates of deposit, an agreed amount of currencies, or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made.

A "commodities futures contract" is a contract to buy or sell specified units of a commodity at a specified future date at a price agreed upon when the contract is made. Commodities include meats, grains, metals and energy products.

It is anticipated that the primary use of stock index futures contracts will be for a long hedge in order to minimize the impact of cash balances. For example, a Fund may sell stock when a Money Manager determines that it no longer is a favorable investment, anticipating investing the proceeds in different stocks. Until the proceeds are reinvested in stocks, the Fund may purchase a long position in a stock index futures contract.

The Funds (other than the U.S. Government Money Fund) may purchase options on futures contracts as an alternative or in addition to buying or selling futures contracts for hedging purposes. Options on futures are similar to options on the security upon which the futures contracts are written except that options on stock index futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a stock index futures contract at any time during the life of the option at a specified price and options on financial futures contracts give the purchaser the right, in return for a premium paid, to assume a position in a financial futures contract at any time during the life of the option at a specified price.

Stock index futures contracts may be used by the Equity Funds as a hedge during or in anticipation of market decline. For example, if the market was anticipated to decline, stock index futures contracts in a stock index with a value that correlates with the declining stock value would be sold (short hedge) which would have a similar effect as selling the stock. As the market value declines, the stock index future's value decreases, partly offsetting the loss in value on the stock by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

Financial futures contracts may be used by the Bond Funds as a hedge during or in anticipation of interest rate changes. For example, if interest rates were anticipated to rise, financial futures contracts would be sold (short hedge) which have a similar effect as selling bonds. Once interest rates increase, Fixed-Income securities held in a Fund's portfolio would decline, but the futures contract value decreases, partly offsetting the loss in value of the Fixed-Income security by enabling the Fund to repurchase the futures contract at a lower price to close out the position.

The Funds may purchase a put option on a stock index futures contract instead of selling a futures contract in anticipation of market decline. Purchasing a call option on a stock index futures contract is used instead of buying a futures contract in anticipation of a market advance, or to temporarily create an equity exposure for cash balances until those balances are invested in equities. Options on financial futures are used in similar manner in order to hedge portfolio securities against anticipated changes in interest rates.

There are certain investment risks in using futures contracts as a hedging technique. One risk is the imperfect correlation between the price movement of the futures contracts and the price movement of the portfolio securities that are the subject of the hedge. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities and currencies, and differences between the financial instruments being hedged and the instruments underlying the futures contracts available for trading with respect to interest rate levels and maturities.

Another risk is that a liquid secondary market may not exist for a futures contract, causing a Fund to be unable to close out the futures contract and thereby affecting a Fund's hedging strategy.

INTEREST RATE SWAPS: In entering into an interest rate swap, one party exchanges its right to receive or its obligation to pay one type of interest with another party for that other party's obligation to pay or its right to receive another type of interest in the future or for a period of time. A Fund typically uses swaps as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risk, such as interest rate risk. A Fund's use of swaps or other derivatives may reduce the Fund's returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund's use of derivatives is that the fluctuation in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition some derivatives are more sensitive to interest rate changes and market price fluctuation than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for a Fund to value accurately. A Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Money Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a Fund's derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

ILLIQUID SECURITIES. Illiquid securities are (i) securities that are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act");
(ii) securities which are otherwise not readily marketable; (iii) repurchase agreements having a maturity of longer than seven days; (iv) certain interest only ("IO")/principal only ("PO") strips; and (v) and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

INVERSE FLOATERS. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional Fixed-Income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional Fixed-Income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional Fixed-Income instruments of similar maturity. If the Bond Funds or the International Equity Fund invest in inverse floaters, they will generally treat inverse floaters as illiquid securities except for (i) inverse floaters issued by U.S. Government agencies and instrumentalities backed by fixed-rate mortgages, whose liquidity is monitored by Accessor Capital and the Money Managers for the Funds subject to the supervision of the Board of Directors or (ii) where such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

INVESTMENT COMPANIES (including ETFs and HOLDRS). A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to
the  organization's   objective.   Mutual  funds,  closedend  funds,  and  unit
investment trusts are the three types of investment companies.

Exchange traded funds (ETFs) are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index. ETFs may include:

          STANDARD & POOR'S DEPOSITARY RECEIPTS (SPY) SPDR Trust, Series 1, usually referred to as "Spiders," tracks the S&P 500 index. Select Sector SPDRs track various sector indices that carve up the S&P 500 index into separate industry groups. SPDR Trust, Series 1 is structured as a unit investment trust, but Select Sector SPDRs are openend funds;

          DIAMONDS (DIA) follow the Dow Jones Industrial Average; and the NASDAQ100 TRUST (QQQ), or Cubes, benchmark the Nasdaq 100 index;

          STREETTRACKS  are a group  of ETFs  managed  by  State  Street  Global
     Advisors.   These  ETFs  track   various   indexes,   including  Dow  Jones
     stylespecific and global indexes, technology indexes from Morgan Stanley Dean Witter, and the Wilshire REIT index. streetTracks are openend funds, not unit investment trusts, and trade on the American Stock Exchange; or

          ISHARES are a group of ETFs advised and marketed by Barclays Global Investors. iShares are structured as openend mutual funds.

          ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds). When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors.

          HOLDING COMPANY DEPOSITARY RECEIPTS (HOLDRs), are securities that represent ownership in the common stock or American Depostiary Receipts
     (ADR) of specified  companies in a  particular  industry,  sector or group.
     Both ETFs and HOLDRS represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient. Unlike ETFs, HOLDRs can only be bought and sold in 100share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDRs for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRS is directly related to the value of the underlying securities, it is important to remember that you could lose a substantial part of your original investment in HOLDRS. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRS cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRS were selected without regard for their value, price performance, volatility or investment merit. They may or may not have been recommended by Merrill Lynch and Sector changes The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events". As a result, stocks selected for those HOLDRS with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, your HOLDRS may not provide the same targeted exposure to the industry that was initially expected.

LEVERAGE. Some transactions may give rise to a form of leverage. These transaction may include, among others, derivatives, reverse repurchase agreements, and dollar rolls and may expose the fund to greater risk and increase its costs. To mitigate leverage risk, a Fund will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the fund' portfolio will be magnified when a Fund uses leverage. A Fund will also have to pay interest on its borrowings, reducing the Fund's return. This interest may be greater than the Fund's return on the underlying investment.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Accessor Funds on behalf of each Underlying Fund claimed an exclusion from the definition of a commodity pool operator ("CPO") under the Commodity Exchange Act and therefore is not subject to regulation as a CPO.

LOWER-RATED DEBT SECURITIES. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Funds that invest in these debts securities.

The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debttoequity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higherrated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higherrated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by an Underlying Fund defaulted, the Underlying Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and a Fund's NAV. lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of a Fund's assets.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and a Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated debt securities, especially in a thinly traded market.

MONEY MARKET INSTRUMENTS. Each Underlying Fund (other than the U. S. Government Money Fund) may invest up to 20% of its net assets in:

          (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or (b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Funds may invest in Eurodollar instruments of foreign and domestic banks; and

          (ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A1/P1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

MORTGAGE-RELATED SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are passthrough securities, which mean that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. Each Underlying Fund may invest in mortgage-related securities, and, in particular, mortgage passthrough securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Governmentguaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called passthrough

Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).

The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

In the case of mortgage passthrough securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose a Fund to a lower rate of return upon re-investment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. re-investment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

In addition, tracking the "passthrough" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Funds' Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in bookentry form and should not be subject to this risk of delays in timely payment of income.

Each Underlying Fund may invest in passthrough mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, prespecified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

In addition to GNMA, FNMA or FHLMC Certificates, through which the holder receives a share of all interest and principal payments from the mortgages underlying the Certificate, each Underlying Fund (except U.S. Government Money
Fund) may also may invest in passthrough mortgage-related securities where all interest payments go to one class of holders ("Interest Only Securities" or "IOs") and all principal payments go to a second class of holders ("Principal Only Securities" or "POs"). These securities are commonly referred to as mortgage-backed security strips or MBS strips. Stripped mortgage-related securities have greater market volatility than other types of mortgage-related securities in which the Underlying Funds (except U.S. Government Money Fund) may invest. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. The Underlying Funds (except U.S. Government Money Fund) will treat IOs and POs as illiquid securities except where the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Additionally the security will be treated as illiquid unless: (i) it is rated at least BBB/Baa or a comparable rating from another nationally recognized statistical ratings organization ("NRSRO"), (ii) at least two dealers make a market in the security,
(iii) there are at least three sources from which a price for the security is readily available; and (iv) the security is U.S. government issued and backed by fixed-rate mortgages.

OPTIONS. The Funds' (other than the U.S. Government Money Fund and the Allocation Funds) may purchase put and call options and write (sell) "covered" put and "covered" call options. The Domestic Equity Funds may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the over-the-counter ("OTC") market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Domestic Equity Funds may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The International Equity Fund may purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The International Equity Fund may write covered put and call options on currencies to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a currency that it owns against a decline in value and purchase call options in an effort to protect against an increase in the price of currencies it intends to purchase. The currency options are traded on national currency exchanges, the OTC market and by large international banks. The International Equity Fund may trade options on international stocks or international stock indices in a manner similar to that described above. The Bond Funds may purchase and write options on U.S. Government securities. The Bond Funds may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase. All options on U.S. Government securities purchased or sold by the Bond Funds will be traded on U.S. securities exchanges or will result from separate, privately negotiated transactions with a primary government securities dealer recognized by the Board of Governors of the Federal Reserve System.

A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations under the call option not covered as provided in (i) above. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if a Fund deposits with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

The Funds may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

Listed options are thirdparty contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Funds. OTC options differ from exchangetraded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Funds must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

The Funds will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Underlying Funds will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. Each Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

RISKS OF TRANSACTIONS IN OPTIONS. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Funds intend to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions. The Funds will treat purchased OTC options and cover for written OTC options as illiquid unless the OTC option written by the Fund is sold to a dealer who agrees that the Fund may repurchase the option at a maximum price determined by a formula in the option agreement. The cover for that option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PRIVATELY-ISSUED STRIP SECURITIES. The Funds (other than the Allocation Funds) may invest in principal portions or coupon portions of U.S. Government
Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than nonstripped securities.

REAL ESTATE RELATED SECURITIES. A real estate investment trust is an investment trust that owns and manages a pool of commercial properties and mortgages and other real estate assets; shares can be bought and sold in the stock market. Publicly traded REITs generally engage in acquisition, development, marketing, operating and long-term ownership of real property. A publicly traded REIT meeting certain asset income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.


REAL ESTATE INVESTMENT TRUSTS ("REITs"). The Funds (with the exception of the U.S. Government Money Fund and the Allocation Funds) may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and selfliquidation. REITs are also subject to the possibilities of failing to qualify for taxfree passthrough of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.


REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividendsreceived deduction, or, generally, for treatment as qualified dividend income. The Funds do not currently intend to invest a significant portion of their assets in REITs but have the flexibility to invest up to 20%.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a Fund purchases a Fixed-Income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by State Street Bank, the Funds' custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist a Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longerterm nature. Each Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Fund (except for the Accessor Allocation Funds) may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby a Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Bond Funds may also enter into dollar rolls in which the Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time a Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Funds for purposes of the percentage limitations applicable to borrowings.

RIGHTS AND WARRANTS. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions" for a description of the Funds' abilities to invest in warrants and rights.

RISKS OF INVESTING IN ASSET-BACKED AND MORTGAGE-RELATED SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Bond Funds purchase such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Funds purchase these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.


Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for re-investment by the Bond Funds are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other Fixed-Income securities from declining interest rates because of the risk of prepayment. Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.


RULE 144A SECURITIES. Each Fund (other than the Allocation Funds) may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144Aeligible restricted securities held by the Funds, however, could affect adversely the marketability of such Funds' securities and, consequently, the Funds might be unable to dispose of such securities promptly or at favorable prices. Accessor Capital will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Accessor Capital and the Board of Directors. In reaching liquidity decisions, the Money Manager must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a "regular way" for the type of security at issue.

SECURITIES LENDING. Consistent with applicable regulatory requirements, each Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A short sale is a transaction in which a fund sells a security it does not own but borrows for purposes of delivery, in anticipation of a decline in the market value of that security. Short sales against-the-box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). Each Underlying Fund (other than the U.S. Government Money Fund) may effect short sales against-the-box.

SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Funds may adopt a temporary defensive strategy.


During these times, the average dollar weighted portfolio duration of the Intermediate Fixed-Income Fund may fall below three years, or rise to as high as fifteen years and the average dollar weighted portfolio duration of the Short-Intermediate Fixed-Income Fund may fall below one year, or rise to as high as fifteen years. In such event, these Funds will be subject to greater or less risk depending on whether average dollar weighted portfolio duration is increased or decreased. At any time that these Funds' average dollar weighted portfolio duration is increased, the Funds are subject to greater risk, since at higher durations a Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when these Funds' average dollar weighted portfolio duration is decreased, the Fund is subject to less risk, since at lower durations a Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Funds to their designated average dollar weighted portfolio duration.


U.S. GOVERNMENT SECURITIES. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government Agencies, or its instrumentalities are also collectively referred to as Government Sponsored Entities (GSEs). The types of U.S. Government obligations in which the Funds may at times invest include: (1) a variety of United States Treasury obligations, which differ only in their interest rates, maturities and times of issuance, I.E., United States Treasury bills having a maturity of one year or less, United States Treasury notes having maturities of one to ten years, and United States Treasury bonds generally having maturities of greater than ten years; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the United States Treasury (such as GNMA Participation Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the United States Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and FNMA). In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d) in the future, other than as set forth above, since it is not obligated to do so by law. The Funds may purchase U.S. Government obligations on a forward commitment basis. Government Sponsored Entities (GSEs) are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U.
S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an IMPLICIT guarantee in that there is no EXPLICIT obligation on the part of the U. S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission ("SEC"). All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Certain GSEs also carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an IMPLICIT guarantee in that there is no EXPLICIT obligation on the part of the
U. S. Government to make good on obligations of these GSEs. The Fund may invest in all such GSEs.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for Fixed-Income obligations with a fixed interest rate.

The U.S. Government Money Fund may purchase variable rate U.S. Government Securities which have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Funds (except for the Accessor Allocation Funds) may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of a Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.

ZERO-COUPON SECURITIES. Each Underlying Fund may invest in zero-coupon securities. A zero-coupon security has no cashcoupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for passthrough treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                   DISCLOSURE OF THE FUNDS' PORTFOLIO HOLDINGS

In accordance with rules established by the SEC, each Fund sends Semi-Annual and Annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarterend. Each Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form NQ, which is filed with the SEC within 60 days of quarterend. Each Fund's complete portfolio holdings as reported in Annual and Semi-Annual reports and on Form NQ are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-202-551-8090). Certain Funds may disclose their portfolio holdings more frequently than quarterly by placing them on the Fund's website, www.accessor.com, within 10 days of the end of each month.

The portfolio holdings of the Funds and other information concerning portfolio characteristics may be considered material, nonpublic information. The Board of Directors has adopted policies with respect to the disclosure of the Funds' portfolio holdings. These policies apply to all officers, employees and agents of the Funds, including the Funds' investment adviser. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, nonpublic information about the Funds. It is the policy of the Funds not to separately disclose to any person the current portfolio holdings of the Funds and no person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.

Pursuant to this policy, for the legitimate business purposes stated below, the Funds' general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Funds; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Funds require that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Funds' portfolio holdings for the legitimate business purposes as set forth above, the Funds' Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Funds to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.

Under their policies, the Funds do not disclose their portfolio holdingsin exchange for compensation.

The Funds do have ongoing arrangements with certain specified persons or entities for the disclosure of the Funds' portfolio holdings. The Funds provide top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Funds provide monthly portfolio holdings to reporting services such as Morningstar. Both the custodian and fund accounting agent have daily access to the portfolio holdings of each Fund. The public accounting firm receives the Funds portfolio holdings on at least a quarterly basis. Accessor Capital or the portfolio holdings information may be disclosed by the portfolio managers to broker dealers and other market participants in the normal course of portfolio trading. Accessor Capital or the portfolio managers may also share the Funds' holdings with other service providers, such as to assist with proxy voting, corporate actions or performance attribution.

As of April 15, 2007, the following entities receive portfolio holdings information as specified:


Firm                                       Purpose                 Timing       Lag Time
-----------------------------------------------------------------------------------------


SEI Investments Global Funds Services       Fund Accounting Agent   Daily       None
Morgan Lewis                                Law Firm                Quarterly   one month
Deloitte & Touche LLP                       Public accounting firm  Semi-Annual one month
State Street Bank & Trust Company           Custodian               Daily       None
Morningstar                                 Reporting Service       Monthly     one month
Money Managers                              Portfolio Manager       Daily       None
Lipper                                      Reporting Service       Monthly     one month
iMoneyNet                                   Reporting Service       Monthly     one month
------------------------------------------------------------------------------------------

The Funds do not have any other ongoing arrangements to provide portfolio holdings with any other persons.

The Board of Directors has authorized the Funds' CCO or its designee to authorize the release of the Funds' current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Whenever any person covered by these policies receives a request for information relating to the Funds' current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Funds' CCO reports quarterly to the Board of Directors if a disclosure of the Funds' current portfolio holdings was made outside of the requirements of this Policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this Policy, and for a period of not less than six years, any written records completed in accordance with this Policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Funds to existing and prospective shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading the Funds shares and/or portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

                             MANAGEMENT OF THE FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                                                                                                    NUMBER OF
                                                                            PRINCIPAL             PORTFOLIOS IN
                                                                           OCCUPATIONS            FUND COMPLEX          OTHER
      NAME, ADDRESS             POSITION WITH           TERM OF            DURING PAST            OVERSEEN BY       DIRECTORSHIPS
         AND AGE                ACCESSOR FUNDS           OFFICE            FIVE YEARS               DIRECTOR            HELD

INTERESTED DIRECTORS

J. Anthony Whatley, III(1,2)  Director, President    Held since        Director and President,     18              None
Age 64                        & Principal            1991              Accessor Capital
1420 Fifth Avenue             Executive Officer                        Corporation, since
Seattle, WA 98101                                                      August 2000;
                                                                       Executive Director
                                                                       Accessor Capital
                                                                       Management LP since
                                                                       April 1991.
NONINTERESTED DIRECTORS

George G. Cobean, III         Director               Director Since    Director, Vice              18              Director, Action
Age 69                                               1991              President, Martinson,                       Auto Glass of
1420 Fifth Avenue                                                      Cobean & Associates,                        Tacoma, Inc.;
Seattle, WA 98101                                                      P.S. (certified public                      Director, Tigre
                                                                       accountants) since                          Tierra
                                                                       1973.                                       Manufacturing Co.

Geoffrey C. Cross             Director               Director Since    President, Geoffrey C.      18              None
Age 68                                               1993              Cross P.S., Inc.,
1420 Fifth Avenue                                                      (general practice of
Seattle, WA 98101                                                      law) since 1970.


Each Director is elected for an indefinite term, until his successor is elected.
==================================================================================================================================
(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in
    Accessor Capital.
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

      NAME, ADDRESS           POSITION WITH                TERM OF                       PRINCIPAL OCCUPATIONS
         AND AGE              ACCESSOR FUNDS                OFFICE                       DURING PAST FIVE YEARS
Linda V. Whatley(1)         Senior Vice President      Officer Since 1991          Vice President, Accessor Capital
Age 49                      & Assistant Secretary                                  Management LP since April 1991.
1420 Fifth Avenue
Seattle, WA 98101

Robert J. Harper            Senior Vice President      Officer Since 1995          Director and Treasurer, Accessor
Age 63                                                                             Capital Corporation, since August
1420 Fifth Avenue                                                                  2000; Director of Sales and  Client
Seattle, WA 98101                                                                  Service, Accessor Capital Management
                                                                                   LP since October 1993

Christine J. Stansbery      Senior Vice                Officer Since 1995          Chief Compliance Officer since
Age 55                      President, Secretary                                   October 2004; Vice President,
1420 Fifth Avenue           & Chief Compliance                                     Accessor Capital Corporation, since
Seattle, WA 98101           Officer                                                April 2001; Assistant Vice President
                                                                                   Compliance since January 1997,
                                                                                   Regulatory Manager from March through
                                                                                   December 1996, Accessor Capital
                                                                                   Management LP.

Darin K. Dubendorf          Vice President             Officer Since 2002          Regional Director, Accessor Capital
Age 41                                                                             Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101

Deborah Jean Bryan          Vice President             Officer since 2003          Director of Operations and
Age 40                      AML OFFICER                                            Information Technology since June
1420 Fifth Avenue                                                                  2003, Director of Operations since
Seattle, WA  98101                                                                 November 1998, Accessor Capital
                                                                                   Management since July 1997.



==========================================================================================================================
(1) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

Justin Hudson Roberge       Assistant Treasurer        Officer since 2004          Investment Analyst, Accessor Capital
Age 31                                                                             Management, since December 2006;
1420 Fifth Avenue                                                                  Jr. Investment Analyst, Accessor
Seattle, WA 98101                                                                  Capital Management, since June
                                                                                   2004; Operations Associate,
                                                                                   Accessor Capital Management, since
                                                                                   April 2002; Registered Representative,
                                                                                   Diversified Financial Concepts, since
                                                                                   September 2001; Operations Associate,
                                                                                   Harris Investor Line, since March 2000.

VonDell Bennion              Vice President            Officer since 2007          Chief Financial Officer, Accessor Capital
Age 63                                                                             Management since September 1998; Treasurer,
1420 Fifth Avenue                                                                  Accessor Capital Corporation since September 2008
Seattle, WA  98101                                                                 Vice President, Accessor Capital Corporation
                                                                                   since April 2001

Alex Allen                   Assistant Vice President  Officer since 2007          Accountant, Accessor Capital Management since
Age 29                                                                             April 2007; Accounting Manager, Pacific
1420 Fifth Avenue                                                                  Integrated Handling from June 2006 to April 2007;
Seattle, WA  98101                                                                 Project Manager, Pacific Integrated Handling from
                                                                                   May 2005 to June 2006; Shop Supervisor, Pacific
                                                                                   Integrated Handling from March 2004 to May 2005;
                                                                                   Field Supervisor, National Mechanical Services/
                                                                                   Creter Mechanical from February 2002 to January
                                                                                   2004




                                       34


Nathan Rowader               Senior Vice President     Officer since 2007          Chief Investment Officer, since February
Age 30                                                                             2008, Sr. Investment  Officer,  Accessor
1420 Fifth Avenue                                                                  Capital  Management since December 2007;
Seattle, WA  98101                                                                 Investment  Officer,  February  2007  to
                                                                                   December  2007  Accessor  Capital;  Risk
                                                                                   Management  Analyst,  Oppenheimer  Funds
                                                                                   2005   to   2007   and   Fund   Analyst,
                                                                                   Oppenheimer    Funds   2004   to   2005;
                                                                                   Financial  Consultant,   Linsco  Private
                                                                                   Ledger 2003 to 2004.


Eric Kleinschmidt           Treasurer                  Officer since 2007          Employed by SEI Investments  since 1995;
Age 39                                                                             Director of Funds Accounting since 2004;
1 Freedom Valley Drive                                                             served as manager from 1999-2004.
Oaks, PA  19456


James Ndiaye                Vice President and         Officer since 2008          Attorney with SEI investments since 2004.
Age 33                      Assistant Secretary                                    Prior to SEI, practiced at Deutsche Asset
1 Freedom Valley Drive                                                             Management from 2003 to 2004.  From 2000
Oaks, PA  19456                                                                    to 2003, associate at Morgan Lewis & Bockius
                                                                                   LLP.



Carolyn Mead                Vice President and         Officer since 2008          Attorney  with  SEI  investments   since
Age 37                      Assistant Secretary                                    2007.   Prior  to  SEI,   practiced   in
1 Freedom Valley Drive                                                             Securities  Practice  Group  at  Stradley, Ronon
Oaks, PA  19456                                                                    Stevens & Young from 2002 to 2007.




ROLE OF THE BOARD OF DIRECTORS

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.

AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Noninterested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets at least once during each fiscal year of the Funds, and generally meets quarterly prior to the regular Board of Directors meeting. The Audit Committee met four times during the fiscal year ended December 31, 2007. In addition, representatives from the Funds' independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee separately when appropriate.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Director in each of the Funds and in all Accessor Funds overseen by the Director as of December 31, 2007.

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                         DOLLAR RANGE OF EQUITY                  SECURITIES OWNED IN ALL REGISTERED
NAME OF DIRECTOR                         SECURITIES OWNED                        ACCESSOR FUNDS OVERSEEN BY DIRECTOR

INTERESTED DIRECTOR

J. Anthony Whatley III                  Aggressive Growth Fund                   Over $100,000
                                        Over $100,000
                                        Income & Growth Allocation Fund
                                        Over $100,000
                                        Income Allocation Fund
                                        Over $100,000

NONINTERESTED DIRECTORS

George G. Cobean III                    International Equity Fund                 $50,001 - $100,000
                                        $50,001 - $100,000

Geoffrey C. Cross                       International Equity Fund                 Over $100,000
                                        Over $100,000

DIRECTOR CONFLICTS OF INTEREST

DIRECTOR POSITIONS. As of December 31, 2007, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR INTERESTS. During the two years ended December 31, 2007, no Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

COMPENSATION TABLE

The Board met nine times during the fiscal year ended December 31, 2007. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:


NAME                        AGGREGATE COMPENSATION    PENSION OR RETIREMENT ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                             FROM ACCESSOR FUNDS      BENEFITS ACCRUED      BENEFITS UPON       ACCESSOR FUNDS PAID TO
                                                      AS PART OF FUNDS      RETIREMENT          DIRECTORS
                                                      EXPENSES
---------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

J. Anthony Whatley III       None                      None                 None                 None

NONINTERESTED DIRECTORS

George G. Cobean III         $29,000                   None                 None                 $29,000

Geoffrey C. Cross            $29,000                   None                 None                 $29,000


Non-interested Directors of Accessor Funds were paid $3,000 per meeting until August of 2006, when their compensation was raised to $5,000 per meeting for regular meetings, plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Funds' officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds, except that the Board of Directors has determined that Accessor Funds' shall reimburse Accessor Capital for a portion of the compensation paid to the Accessor Funds' CCO.

                                 CODE OF ETHICS

Accessor Funds, Accessor Capital, the Money Managers and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which establishes standards by which certain covered persons of the respective entities must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital, the Money Managers and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2008, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Funds as set forth below. Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.
--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
Growth Fund    Amarban Partnership
Advisor Class  P. O. Box 10788
               Bainbridge Island, WA  98110-0788                6.36%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                          6.45%

               Balanced Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            11.53%

               Aggressive Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            13.53%

               Growth & Income Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            17.47%

               Growth Allocation Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            21.54%

Value Fund     AMARBAN PARTNERSHIP
Advisor        PO BOX 10788
Class          BAINBRIDGE ISLAND, WA 98110-0788                  6.47%

               Balanced Allocation Fund
               1776 Heritage Dr.

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               mail stop JAB 2E
               N. Quincy, MA  02171                            12.36%

               Aggressive Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            14.95%

               Growth & Income Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            18.41%

               Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            23.28%

Small to Mid   Growth Allocation Fund
Cap Fund       1776 Heritage Dr.
Advisor        Mail Stop JAB 2E
Class          N. Quincy, MA  02171                             6.25%

               JP Morgan TTEE for BOW - Sanwa Bank
               3 Metrotech Center, 6th Floor
               Brooklyn, NY 11245                              10.23%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         11.67%

               Charles Schwab & Co., Inc.
               101 Montgomery Street
               San Francisco  CA 94104                         13.90%

               MARIL & CO
               1000 N WATER STREET
               MILWAUKEE, WI 53202-6648                        29.53%

International  AMARBAN PARTNERSHIP
Equity Fund    PO BOX 10788
Advisor        BAINBRIDGE ISLAND, WA 98110-0788                 5.36%
Class
               Balanced Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             9.89%

               Aggressive Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             9.90%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         10.91%

               Growth & Income Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            15.44%

               Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            19.50%

High Yield     AMARBAN PARTNERSHIP
Bond Fund      PO BOX 10788
Advisor        BAINBRIDGE ISLAND, WA 98110-0788                 6.19%
Class
               Income Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             6.13%

               Income & Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             8.03%

               Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             9.90%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         14.49%

               Growth & Income Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            16.78%

               Balanced Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            16.93%

Intermediate   AMARBAN PARTNERSHIP
Fixed-Income   PO BOX 10788
Advisor        BAINBRIDGE ISLAND, WA 98110-0788                 5.27%
Class
               Income Allocation Fund
               1776 Heritage Dr.

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               mail stop JAB 2E
               N. Quincy, MA  02171                             5.58%

               Income & Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             8.72%

               Growth & Income Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            14.59%

               Zions Bancorporation Pension Plan
               80 Livingston Ave
               Roseland, NJ 07068                              15.05%

               Balanced Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            18.12%

Short-         National Financial Services Corp
Intermediate   P O Box 3908
Fixed-Income   Church Street Station
Advisor        New York  NY 10008-3908                          5.67%
Class

               Income Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             7.52%

               Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             8.48%

               Income & Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             9.27%

               Balanced Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            19.24%

               Growth & Income Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            25.84%

Mortgage       Income Allocation Fund
Securities     1776 Heritage Dr.

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
Fund           mail stop JAB 2E
Advisor Class  N. Quincy, MA  02171                             6.17%

               Income & Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             7.97%

               Growth Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                             8.13%

               Growth & Income Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            14.40%

               Zions Bancorporation Pension Plan
               80 Livingston Ave
               Roseland, NJ 07068                              15.30%

               Balanced Allocation Fund
               1776 Heritage Dr.
               mail stop JAB 2E
               N. Quincy, MA  02171                            16.61%

U.S. Govern-   The Trust Company of Sterne, Agee & Leach
ment Fund      800 Shares Creek Parkway
Advisor        Birmingham, AL  35023                           11.53%
Class
               Vectra Bank Colorado, N.A.
               1650 S. Colorado Blvd
               Denver, CO 80120                                13.54%

               Nevada State Bank
               4240 W. Flamingo Road
               Las Vegas, NV 89125-0990                        60.88%

Growth Fund    SEI PRIVATE TRUST
Investor       FBO 77653
Class          ONE FREEDOM VALLEY DRIVE
               OAKS, PA  19456                                  9.06%

               DONALDSON, LUFKIN AND JENRETTE
               ONE PERSHING PLAZA
               JERSEY CITY  NJ 07399                            9.37%

               Sterling Trust Company
               813 Shares Creek Parkway
               Birmingham, AL  35209                            9.52%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                            10.92%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               Three Affiliated Tribes Pension Pl
               520 Main Avenue
               Fargo, ND 58124                                 22.66%

               Setru & Co
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               22.87%

Value Fund     SEI PRIVATE TRUST
Investor       FBO 77653
Class          ONE FREEDOM VALLEY DRIVE
               OAKS, PA  19456                                  7.61%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                             9.89%

               Sterling Trust Company
               813 Shares Creek Parkway
               Birmingham, AL  35209                           12.07%

               Donaldson, Lufkin & Jenrette
               P.O. Box 2052
               Jersey City, NJ 07303                           13.98%

               Setru & Co
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               18.96%

               Dan Motors, Inc. 401(k)
               520 Main Avenue
               Fargo, ND 58124                                 23.05%

Small to Mid   Donaldson, Lufkin & Jenrette
Cap Fund       P.O. Box 2052
Investor       Jersey City, NJ 07303                            6.71%
Class
               E TRADE CLEARING LLC
               PO BOX 989030
               WEST SACRAMENTO CA 95798-9030                    9.94%

               Sterling Trust Company
               813 Shares Creek Parkway
               Birmingham, AL  35209                           11.14%

               Dan Motors, Inc. 401(k)
               520 Main Avenue
               Fargo, ND 58124                                 14.68%

               E TRADE CLEARING LLC
               IRA CUSTODIAN
               PO BOX 989030
               WEST SACRAMENTO CA 95798-9030                   15.79%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               MCB Trust Services Cust. FBO
               Brown's Gymnastics Las Vegas,
               700 17th Street
               Denver,CO 80202                                 19.06%

International  Setru & Co   0
Equity Fund    Attn:  Wayne Brackney
Investor Class PO Box 30918
               Billings,MT 59101                                5.65%

               SEI TME ID337
               ONE FREEDOM VALLEY DRIVE
               OAKS, PA 19456                                   5.94%

               Dan Motors, Inc. 401(k)
               520 Main Avenue
               Fargo, ND 58124                                  6.81%

               MG Trust Company
               Frontier Trust Co as Trustee
               BRD Inc 401(k) PSP
               Fargo, ND  58106                                 7.66%

               Sterling Trust Company
               813 Shares Creek Parkway
               Birmingham, AL  35209                            7.79%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         49.50%

Intermediate   Reliance Trust Co.Custodian
Fixed-Income   P.O. Box 48529
Fund           Atlanta, GA  30362                               6.01%
Investor
Class
               Trust Company Of Illinois
               45 South Park Blvd., #300
               Glen Ellyn, IL 60137                             7.18%

               Sterling Trust Company
               813 Shares Creek Parkway
               Birmingham, AL  35209                            7.49%

               SEI Private Trust c/o M&T Bank
               One Freedom Valley Drive
               Oaks, PA 19456                                   9.28%

               Donaldson, Lufkin & Jenrette
               P.O. Box 2052
               Jersey City, NJ 07303                           12.69%

               Setru & Co
               Attn:  Wayne Brackney

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               PO Box 30918
               Billings,MT 59101                               21.67%

               Program Controls Inc., 401(k) PSP
               700 17th Street, Suite 300
               Denver, CO 80202                                31.27%

Short-         Primevest Financial Services
Intermediate   400 First Street So., Suite 300
Fixed-Income   St. Cloud, MN 56302                             5.77%
Fund
Investor Class
               Donaldson, Lufkin & Jenrette
               P.O. Box 2052
               Jersey City, NJ 07303                           10.33%

               Sterling Trust Company
               813 Shares Creek Parkway
               Birmingham, AL  35209                           19.27%

               THE TRUST COMPANY OF STERNE
               REINVEST
               800 SHADES CREEK PKWY
               Birmingham, AL 35209                            26.16%

               Setru & Co
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               36.11%

Mortgage       THE TRUST COMPANY OF STERNE
Securities     REINVEST
Fund           800 SHADES CREEK PKWY
Investor       Birmingham, AL 35209                             6.34%
Class
               Sterling Trust Company
               813 Shares Creek Parkway
               Birmingham, AL  35209                            7.46%

               SEI Private Trust
               One Freedom Valley Drive
               Oaks, PA 19456                                  12.03%

               MG Trust Company Cust. FBO
               700 17th Street
               Denver,CO 80202                                 23.63%

               Setru & Co
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               35.56%

U.S. Govern-   ZIONS FIRST NATIONAL BANK TRUST
ment Money     (DIV CASH) (CAP GAIN REINVEST)
Fund           PO BOX 30880
Investor       SALT LAKE CITY  UT 84130-0000                    5.13%
Class

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               THE TRUST COMPANY OF STERNE
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                            23.68%

               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             26.87%

               Sterne Agee & Leach
               813 Shades Creek PKWY, Suite 100B
               Birmingham, AL 35209                            33.29%

High Yield     WELLS FARGO INVESTMENTS LLC
Bond Fund      625 MARQUETTE AVE S 13TH FLOOR
Investor       MINNEAPOLIS, MN 55402                            5.57%
Class
               SEI Private Trust Co c/o M&T Bank
               One Freedom Valley Drive
               Oaks, PA 19456                                   8.66%

               FIRST CLEARING CORPORATION
               C/O AGRUSO & TROVATO LLP
               3285 VETERANS MEMORIAL
               Ronkonkoma, NY  11779                            9.27%

               DONALDSON LUFKIN JENRETTE
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      10.63%

               THE TRUST COMPANY OF STERNE
               REINVEST
               800 SHADES CREEK PKWY
               Birmingham, AL 35209                            11.11%

               E*TRADE CLEARING LLC
               IRA CUSTODIAN
               PO BOX 989030
               WEST SACRAMENTO CA 95798-9030                   12.99%

               Setru & Co   0
               Attn:  Wayne Brackney
               PO Box 30918
               Billings,MT 59101                               27.48%

Aggressive     THE TRUST COMPANY OF STERNE
Growth Alloca- CASH
tion Fund      800 SHADES CREEK PKWY
Advisor Class  BIRMINGHAM, AL 35023                             6.02%

               Hillstrust-Aggregate
               P.O. Box 100
               Hills, IA 52235                                  6.96%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               Creve & Co Aggregate Account
               135 North Meramec
               Saint Louis, MO 63105                            5.54%

               SEI ALS 601
               ONE FREEDOM VALLEY DRIVE
               Oaks, PA 19456                                   7.33%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         42.42%

Growth Alloc-  Susquehanna Wealth Mgmt- Aggregate
ation Fund     P. O. Box 309
Advisor Class  Blue Ball, Pa  17506                             5.12%

               The Trust Company of Sterne, Agee & leach
               800 Shades Creek Pkwy
               Birmingham, AL 35209                             5.18%

               The Washington Trust Company
               Presidential Select -Non ERISA
               23 Broad Street
               Westerly, RI 02891                              12.03%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         40.90%

Growth &       The Washington Trust Company
Income Alloca- Presidential Select -Non ERISA
tion Fund      23 Broad Street
Advisor Class  Westerly, RI 02891                               8.95%

               THE TRUST COMPANY OF STERNE
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                            17.79%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         25.92%

Balanced       BANKEDCO & CO
Allocation     330 W VANDALIA ST
Fund           EDWARDSVILLE IL 620251911                        5.18%
Advisor Class
               Creve & Co
               135 North Meramec
               St. Louis, MO  63105                             5.30%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               Reliance Trust Co
               PO BOX 48529
               Atlanta, GA 30362                                6.27%

               THE TRUST COMPANY OF STERNE
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                            14.60%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         40.91%

Income &       First Independent Aggregate Account
Growth Alloca- 1220 Main Street, Suite 300
tion Fund      Vancouver, WA 98660                              8.25%
Advisor Class
               THE TRUST COMPANY OF STERNE
               800 SHADES CREEK PKWY
               BIRMINGHAM, AL 35023                             8.71%

               Reliance Trust Co
               PO BOX 48529
               Atlanta, GA 30362                                9.22%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         18.37%

               FIFTH THIRD BANK TTEE
               FBO:AMERICAN BK & TRUST  - R/R
               Cincinnati,OH 45263                             26.83%

Income Alloca- The Washington Trust Company
tion Fund      Presidential Select
               23 Broad Street
               Westerly, RI 02891                               6.87%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         16.35%

               DONALDSON LUFKIN JENRETTE
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      19.42%

               Creve & Co Aggregate Account
               135 North Meramec
               Saint Louis, MO 63105                           22.29%

Aggressive     Bankedco & Co
Growth Alloca- 330 W. Vandalia
tion Fund      Edwardsville, IL                                 6.10%
Investor Class

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             53.30%

Growth Alloca- Bankedco & Co - Aggregate Account
tion Fund      330 W. Vandalia
Investor Class Edwardsville, IL 62025                           7.19%

               Baylake Bank as Aggregate
               301 N Adams St, Suite 110
               Green Bay, WI 54301                             10.28%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         21.52%

               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             32.35%

Growth &       Bankedco & Co - Aggregate Account
Income Alloca- 330 W. Vandalia
tion Fund      Edwardsville, IL 62025                          14.67%
Investor Class
               Sterling Trust Company
               813 Shares Creek Parkway
               Birmingham, AL  35209                           15.07%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         18.34%

Balanced       Trust Company of Sterne Agee& Leach
Allocation     800 Shades Creek PKWY,  Ste 125
Fund           Birmingham, AL 35209                            12.24%
Investor Class
               Bankedco & Co - Aggregate Account
               330 W. Vandalia
               Edwardsville, IL 62025                          13.17%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         14.20%

               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             32.62%

Income &       Bankedco & Co - Aggregate Account
Growth Alloca- 330 W. Vandalia
tion Fund      Edwardsville, IL 62025                           7.64%
Investor Class

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         11.71%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                            25.40%

               Strachan Shipping Co. 401(k)
               P.O. Box 2526
               Waco, TX 76702-2526                             34.73%

Income Alloca- Padlock Ranch Company 401(K) Plan
tion Fund      P. O. Box 30918
Investor Class Billings, MT 59116-0918                          7.37%

               Cook Sign Company 401(k)
               520 Main Avenue
               Fargo, ND 58124                                 11.72%

               Glennville Bank & Trust PSP
               102 E. Barnard Street
               Glennville, GA 30427                            17.02%

               Trust Company of Sterne Agee& Leach
               800 Shades Creek PKWY,  Ste 125
               Birmingham, AL 35209                            21.37%

               National Financial Services Corp
               P O Box 3908
               Church Street Station
               New York  NY 10008-3908                         24.60%

Growth Fund    DONALDSON LUFKIN JENRETTE
C Class        P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      10.49%

               PRIMEVEST FINANCIAL SERVICES (FBO)
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              10.70%

               Jesco  & Co.
               606 S. Main St.
               Trust Dept.
               Princeton, IL 61356                             63.88%

Value Fund     DONALDSON LUFKIN JENRETTE
C Class        P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                       7.98%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               Jesco  & Co.
               606 S. Main St.
               Trust Dept.
               Princeton, IL 61356                             79.78%

Small to Mid   RIDGE CLEARING AND OUTSOURCING
Cap Fund       2 JOURNAL SQ. PLAZA
C Class        JERSEY CITY, NJ 07306                            7.43%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      10.36%

               FIRST CLEARING, LLC
               PO BOX 157
               MELROSE FL          32666-0157                  15.80%

               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              17.05%

               Jesco  & Co.
               606 S. Main St.
               Trust Dept.
               Princeton, IL 61356                             42.14%

International  Robert W. Baird & Co.
Equity Fund    777 East Wisconsin Avenue
C Class        Milwaukee, WI  53202-5391                       7.31%

               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              11.22%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      13.48%

               FIRST CLEARING, LLC
               7245 ORCHID ISLAND PLACE
               BRADENTON FL  34202-2438                        14.54%

               NFSC
               1260 NW 101 Avenue
               Plantation, FL  33322                           16.17%

               Jesco & Co.
               606 S. Main Steet, Trust Dept.
               Princeton, IL 61356                             21.54%

Intermediate   Jesco & Co.
Fixed-Income   606 S. Main Steet, Trust Dept.
C Class        Princeton, IL 61356                             89.04%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
Short-Inter-   Jesco & Co.
mediate Fixed  606 S. Main Steet, Trust Dept.
Income         Princeton, IL 61356                             95.11%
C Class

Mortgage       J. Chad Hamilton
Securities     2132 Keller Lane
C CLass        Salt Lake City, UT 84121                         9.85%

               Robert Franklin TTEE
               2 Manor Drive
               Sparta, NJ  07871                               13.20%

               Jesco & Co.
               606 S. Main Steet, Trust Dept.
               Princeton, IL 61356                             71.17%

High Yield     FIRST CLEARING, LLC
Bond Fund      7245 ORCHID ISLAND PLACE
C Class        BRADENTON FL  34202-2438                        13.04%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      28.72%

               Jesco & Co.
               606 S. Main Steet, Trust Dept.
               Princeton, IL 61356                             45.02%

U.S. Govern-   Gilbert F. Cournoyea
ment Money     4945 264th St.
C Class        Wyoming, MN  55092                               6.47%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                       9.90%

               Trust Company of the Pacific
               1055 Whitney Ranch Drive #110
               Henderson, NV 89014                             34.82%

               Peoples Bank
               P.O. Box 1416
               Biloxi, MS  39533                               36.65%

Aggressive     LPL FINANCIAL SERVICES
Growth Fund    9785 TOWNE CENTRE DRIVE
C Class        SAN DIEGO CA  92121-1968                         8.11%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      39.43%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
Growth Alloca- NFSC
tion Fund      1260 NW 101 Avenue
C Class        Plantation, FL  33322                            5.02%

               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                               7.49%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      27.17%

Growth &       NFSC
Income         1260 NW 101 Avenue
Allocation     Plantation, FL  33322                            7.57%
C Class
               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                               9.53%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      26.76%

Balanced       Peoples Bank
Allocation     P.O. Box 1416
Fund           Biloxi, MS  39533                                5.36%
C Class

               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              16.11%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      31.48%

Income &       WINSCO
Growth Alloca- P.O.Box 189
tion Fund      New ULM, MN  56073                               6.71%
C Class
               Peoples Bank
               P.O. Box 1416
               Biloxi, MS  39533                                8.09%

               The First Company-Aggregate Accout
               701 East 83rd Avenue, Suite 12
               Merrillville, IN 46410                           9.99%

               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              13.98%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      29.00%

Income Alloca- The First Company-Aggregate Accout
tion Fund      701 East 83rd Avenue, Suite 12
C Class        Merrillville, IN 46410                           7.97%

               Peoples Bk Asset Mgmt & Trust Serv.
               PO Box 1416
               Biloxi, MS 39533                                17.69%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      30.24%

               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              19.50%


Growth Fund    NFS LLC
A Class        1727 Cornerstone Street
               Hartville, OH 44632                              6.31%

               PERSHING LLC
               P.O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      40.87%

               PRIMEVEST FINANCIAL SERVICES (FBO)
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              46.89%

Value Fund     Leigh Ann Redmond FBO
A Class        P. O. Box 193
               Hanska, MN  56041                                8.12%

               PERSHING LLC
               PO BOX 2057
               Jersey City, NJ 07303-9998                      48.02%

               FIRST CLEARING, LLC
               105 Loyola Road
               St. Augustine, FL  32086-6021                   12.29%

               PRIMEVEST FINANCIAL SERVICES (FBO)
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN 56302                               23.75%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
Small to Mid   Reliance Trust Co
Cap            PO BOX 48529
A Class        Atlanta, GA 30362                               95.70%

International  PERSHING LLC
Equity         JERSEY CITY, NJ 07303-9998                      10.04%
A Class
               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                               6.73%

               Reliance Trust Co
               PO BOX 48529
               Atlanta, GA 30362                               76.79%

Short-Inter-   PRIMEVEST FINANCIAL SERVICES (FBO)
mediate Fixed  400 FIRST STREET SO SUITE 300
Income Fund    P.O. BOX 283
A Class        ST CLOUD MN  56302                              55.71%

               PERSHING LLC
               PO BOX 2057
               Jersey City, NJ 07303-9998                      42.28%

U.S. Govern-   PERSHING LLC
ment Money     PO BOX 2057
Fund           Jersey City, NJ 07303-9998                      77.14%
A Class

High Yield     PERSHING LLC
Bond Fund      PO BOX 2057
A Class        Jersey City, NJ 07303-9998                       5.89%

               Nancy J Kellner
               802 S 23rd Street
               Grand Forks, ND 58201                           12.67%

               First Clearing LLO
               2777 Paradise Road
               Las Vegas, NA  89109                            72.46%

Aggressive     Reliance Trust Co
Growth Alloca- PO BOX 48529
tion Fund      Atlanta, GA 30362                                6.50%
A Class
               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              16.76%

               PERSHING LLC
               PO BOX 2057
               Jersey City, NJ 07303-9998                      32.85%

Growth Alloca- NFS
tion Fund      49 East Sumner Avenue
A Class        Union  NJ 07083                                  9.99%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              12.46%

               PERSHING LLC
               PO BOX 2057
               Jersey City, NJ 07303-9998                      41.72%

Growth &       NFSC
Income Alloca- ACCEPTED MASONS OF FL
tion Fund      C/O M. KURCBAUM
A Class        8697-D BOCA GLADES BLVD W
               BOCA RATON FL 33434                              6.07%

               Edward J. & Neta B.DeRose
               504 N. Grand Street
               Pueblo, CO  81003                                7.23

               PRIMEVEST FINANCIAL SERVICES
               400 FIRST STREET SO SUITE 300
               P.O. BOX 283
               ST CLOUD MN  56302                              14.66%

               PERSHING LLC
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      42.07%

Balanced       PRIMEVEST FINANCIAL SERVICES
Allocaton      400 FIRST STREET SO SUITE 300
Fund           P.O. BOX 283
A Class        ST CLOUD MN  56302                               6.80%

               PERSHING LLC
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      22.92%

               Reliance Trust Co
               PO BOX 48529
               Atlanta, GA 30362                               54.96%

Income &       PRIMEVEST FINANCIAL SERVICES
Growth Alloca- 400 FIRST STREET SO SUITE 300
tion Fund      P.O. BOX 283
A Class        ST CLOUD MN  56302                              16.53%

               Reliance Trust Co
               PO BOX 48529
               Atlanta, GA 30362                               26.70%

               DONALDSON LUFKIN JENRETTE
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      39.90%

--------------------------------------------------------------------------------
Fund           Name                                             Percent
                                                               of Ownership
--------------------------------------------------------------------------------
Income Alloca- PRIMEVEST FINANCIAL SERVICES
tion Fund      400 FIRST STREET SO SUITE 300
A Class        P.O. BOX 283
               ST CLOUD MN  56302                              16.53%

               Reliance Trust Co
               PO BOX 48529
               Atlanta, GA 30362                               24.64%

               DONALDSON LUFKIN JENRETTE
               P. O. BOX 2052
               JERSEY CITY, NJ 07303-9998                      60.27%

U.S. Govern-   Perry Baker & Co, Non-ERISA
ment Money     c/o The Washington Trust Company
Fund           23 Broad Street
Institutional  Westerly, RI 02891                               8.07%
Class
               Blush & Co STIF Fund
               c/o Brown Brothers Harriman & Co.
               525 Washington Blvd
               Jersey City, NJ  07310                           7.79%

               Zions First National Bank
               One South Main
               Salt Lake City, UT  84111                       81.80%

As of April 15, 2008, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of each Fund.

If a meeting of the shareholders were called, the above-listed shareholders, if voting together, may, as a practical matter, have sufficient voting power to exercise control over the business, policies and affairs of Accessor Funds and, in general, determine certain corporate or other matters submitted to the shareholders for approval, such as a change in the Funds' investment policies, all of which may adversely affect the NAV of a Fund. As with any mutual fund, certain shareholders of a Fund could control the results of voting in certain instances. For example, a vote by certain majority shareholders changing the Fund's investment objective could result in dissenting minority shareholders withdrawing their investments and a corresponding increase in costs and expenses for the remaining shareholders.

                     INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

The  Funds'   day-to-day   operations   are   performed  by  separate   business
organizations under contract to Accessor Funds. The principal service providers are:

Manager, Transfer Agent,                             Accessor Capital Management LP
Registrar and Dividend Disbursing Agent


Custodian                                            State Street Bank & Trust Company


Administrator and
Fund Accounting Agent                                SEI Investments Global Funds Services


Money Managers

         Fund                                        Money Manager
         ---------------------------------------------------------------------------------------------
         Growth Fund                                 Smith Asset Management Group ("Smith Group")
         Value Fund                                  Acadian Asset Management ("Acadian")


         Small to Mid Cap Fund                       Los Angeles Capital  Management and Equity
                                                        Research,  Inc. ("LA Capital")


         International Equity Fund                   Pictet Asset Management Limited ("Pictet")


         High Yield Bond Fund                        First Western Investment  Management,  Inc.
                                                        ("First Western")



         Intermediate Fixed-Income Fund and
         Short-Intermediate Fixed-Income Fund        Pacific Investment Management Company LLC ("PIMCO")


         Mortgage Securities Fund                    BlackRock Financial Management, Inc. ("BlackRock")
         U.S. Government Money Fund and
         Accessor Allocation Funds                   Accessor Capital Management LP ("Accessor Capital")


Distributor                                          SEI  Investments  Distribution  Co.

MANAGER, TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT

Accessor Capital is the manager of Accessor Funds, pursuant to a Management Agreement with the Underlying Funds and a Management Agreement with the Allocation Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Under each Management Agreement Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer each Fund's business and to supervise the provision of services by third parties such as the Money Managers, State Street Bank & Trust Company that serves as the Custodian, SEI Investments Global Funds Services that serves as the Fund Accounting Agent, and SEI Investments Distribution Company that serves as Distributor. Accessor Capital also develops the investment programs for the Funds, selects Money Managers (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

The Management Agreement was approved initially by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International Equity Fund on June 17, 1992, by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992, and by the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year. The Management Agreement was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on December 13, 2007.

The Management Agreement with the Allocation Funds was initially approved by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on November 16, 2000, and by the shareholders of the Allocation Funds on December 27, 2000. The Management Agreement with the Allocation Funds was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement on December 13, 2007.

ACCESSOR CAPITAL'S FEES. The schedule below shows fees payable to Accessor Capital as Manager of Accessor Funds, pursuant to the Management Agreements between Accessor Capital and Accessor Funds. Each Fund pays Accessor Capital a fee equal on an annual basis to the following percentage of the Fund's average daily net assets. In addition to the Management Fee paid to Accessor Capital, the Allocation Funds bear their pro rata portion of the fees and expenses of the Underlying Funds, including the Management Fees described below.

Accessor Funds has received from the Securities and Exchange Commission an exemptive order allowing the Allocation Funds to enter into an agreement with the Underlying Funds under which the Underlying Funds will bear certain of the Allocation Funds' expenses to the extent that the Underlying Funds derive financial and other benefits as a result of investments from the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses, although no Underlying Fund has paid such expenses to date.


MANAGEMENT FEE SCHEDULE FOR PAYMENTS TO ACCESSOR CAPITAL

                                                                         Management Fee
                                                                   (as a percentage of average
Accessor Fund                                                           daily net assets)

Growth                                                                          0.45%
Value                                                                           0.45%
Small to Mid Cap                                                                0.60%
International Equity                                                            0.55%
High Yield Bond                                                                 0.36%
Intermediate Fixed-Income                                                       0.33%
Short-Intermediate Fixed-Income                                                 0.33%
Mortgage Securities                                                             0.36%
U.S. Government Money                                                           0.08%
Income Allocation                                                               0.10%
Income & Growth Allocation                                                      0.10%
Balanced Allocation                                                             0.10%
Growth & Income Allocation                                                      0.10%
Growth Allocation                                                               0.10%
Aggressive Growth Allocation                                                    0.10%

MANAGEMENT FEES PAID TO ACCESSOR CAPITAL

For the periods ended December 31 Accessor Capital has received the following fees under its Management Agreement with each Fund:

         ACCESSOR FUND                              2005              2006            2007
         Growth                                     $ 588,148         $731,009          $793,451
         Value                                        470,688          573,826           671,301
         Small to Mid Cap                             981,518        1,364,016         1,989,265
         International Equity                         529,188          715,544         1,294,040
         High Yield Bond                              193,162          198,276           273,211
         Intermediate Fixed-Income                    189,926          171,702           192,127

         ACCESSOR FUND                              2005              2006            2007
         Short-Intermediate Fixed-Income              452,589          362,201           316,667
         Mortgage Securities                          589,442          371,833           194,568
         U.S. Government Money                        954,916          997,541         1,066,912
         Income Allocation                             13,919          16,402             18,364
         Income & Growth Allocation                    27,897          32,513             37,150
         Balanced Allocation                           60,319          84,251            118,611
         Growth & Income Allocation                    92,546         126,160            159,282
         Growth Allocation                             82,011         115,103            148,803
         Aggressive Growth Allocation                  37,736          56,295             76,014

OTHER ACCESSOR CAPITAL SERVICES. Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to each Fund pursuant to a Transfer Agency Agreement between Accessor Capital and Accessor Funds. Subtransfer agent and compliance services previously provided by Accessor Capital under the SubAdministration Agreement are provided to the Funds under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.15% of the average daily net assets of the Growth Fund, Value Fund, Small to Mid Cap Fund and International Equity Fund, 0.13% of the average daily net assets of the High Yield Bond Fund, Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund, and 0.05% of the average daily net assets of the U.S. Government Money Fund of Accessor Funds, and (ii) certain out-of-pocket expenses. No transfer agency fee is charged to the Allocation Funds directly. Accessor Capital is also reimbursed by Accessor Funds for certain outofpocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to Accessor Capital for the fiscal years ended December 31.

TRANSFER AGENT FEES PAID TO ACCESSOR CAPITAL

FUND                               2005            2006         2007
Growth                           $205,850         $249,886      $273,829
Value                             162,539          198,260       231,519
Small to Mid Cap                  263,491          355,635       507,767
International Equity              151,369          205,073       360,508
High Yield Bond                    75,487          79,504        105,482
Intermediate Fixed-Income          81,050          73,081         81,825
Short-Intermediate Fixed-Income   105,864         152,190        130,074
Mortgage Securities               229,316         136,611         78,379
U.S. Government Money             664,660         676,148        703,696

In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Accessor Capital. Accessor Capital or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Funds, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Funds' may be owed by certain intermediaries for the benefit of their customers. Because Accessor Capital often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by Accessor Capital or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of taxexempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Accessor Capital or an affiliate or by an unaffiliated third party.

The  general  and  managing  partner of  Accessor  Capital is  Accessor  Capital
Corporation,  which is a  Washington  corporation  majority  owned by J. Anthony
Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a wholly-owned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Robert J. Harper and Christine J. Stansbery. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

CUSTODIAN

State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, ("State Street") a banking company organized under the laws of the State of Massachusetts, is the Fund's Custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be bought or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. State Street is paid by the Fund an annual fee and also is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. State Street also acts as Custodian for investors of the Fund with respect to the individual retirement accounts ("IRA Accounts").

ADMINISTRATOR AND FUND ACCOUNTING AGENT

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 ("SEI") provides basic recordkeeping required by each of the Funds for regulatory and financial reporting purposes. SEI is paid by the Funds an annual fee based on the average net assets of Accessor Funds plus specified transactions costs per Fund for these services, and is reimbursed by the Funds for certain outofpocket expenses including postage, taxes, wires, stationery and telephone.

DISTRIBUTOR

SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456 ("Distributor") serves as distributor for the Funds, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of SEI, the Administrator and Fund Accounting Agent for the Funds. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

The Distributor is compensated under the Distribution Agreement. For A Class Shares, the Distributor receives commission revenue consisting of that portion of the A Class Shares sales charge remaining after the allowances by the Distributor to investment dealers. For A Class Shares and C Class Shares, the Distributor sells the rights to the 12b-1 fees paid by the Fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of C Class Shares.

The Distributor also receives any contingent deferred sales charges that apply upon redemption during the first 24 months after purchase of A Class Shares and the first year after purchase of C Class Shares, as described below in "Additional Purchase and Redemption Information Redemption of A Class and C Class Shares" and is paid by the Funds the service and distribution fees described in the prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of A Class Shares or C Class Shares of the Funds to certain financial intermediaries from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a fund's shares.

The aggregate dollar amount of underwriting commissions and the amount retained by the principal underwriter for each of the Funds' last three fiscal years are set forth below:

--------------------------------------------------------------------------------
                FISCAL YEAR/           AGGREGATE                AMOUNT RETAINED
                PERIOD *               UNDERWRITING             BY PRINCIPAL
                                       COMMISSIONS              UNDERWRITER
--------------------------------------------------------------------------------
A CLASS         2005                    $840,149                $156,539
                2006                    $855,130                $162,111
                2007                    $1,286,931              $232,103

C CLASS         2005                    308,102
                2006                    $312,561
                2007                    $361,121
-----------------------
*Prior to March 1, 2007, the Distributor was ALPS Distributors, Inc. This amount represents the total up-front commissions the Distributor paid-out during the years indicated. The Distributor recouped $20,440 in 2005, $27,239 in 2006 and $23,955 in 2007 such amounts represented the 1.00% contingent deferred sales charges when C Class shares were sold within one-year of purchase.
----------------------

The Distribution Agreement for the Funds may be terminated at any time upon 60 days written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of a Fund. The
Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of a Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the non-Interested Directors.

The Funds have adopted 12b-1 plans for their Investor Class, A Class Shares and C Class Shares which, among other things, permit them to pay the Funds' Distributor monthly fees out of their net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to financial intermediaries are known as "trail commissions." For a more detailed description of the Funds' 12b-1 plans, see "Distribution and Service Plans" below.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, IL 60606 serves as each Fund's independent registered public accounting firm and in that capacity audits the Funds' annual financial statements. Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103 serves as the Funds' outside legal counsel.

MONEY MANAGERS

Currently, Accessor Capital invests all of the assets of the U.S. Government Money Fund and the Allocation Funds. Accessor Capital may also invest each Fund's liquidity reserves, and all or any portion of the Fund's other assets not assigned to a Money Manager. Each other Underlying Fund of Accessor Funds currently has one Money Manager investing all or part of its assets.

The Money Managers selected by Accessor Capital have no affiliation with or relationship to Accessor Funds or Accessor Capital other than as discretionary managers for each Fund's assets. In addition, some Money Managers and their affiliates may effect brokerage transactions for the Funds. See "Fund Transaction PoliciesBrokerage Allocations."

Each new, revised or amended Money Manager Agreement is approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, prior to the Agreement's effective date. The term of each Money Management Agreement is two years following its effective date. Following the initial two-year term, the Money Management Agreement is reviewed annually by the Board of Directors. The table below sets forth the effective dates and Board and shareholder approval dates for the current Money Management Agreements for each Fund.

                                                            CURRENT MONEY          MOST RECENT
                                                            MANAGER AGREEMENT     BOARD APPROVAL   SHAREHOLDER
FUND                             CURRENT MONEY MANAGER      EFFECTIVE DATE         DATE             APPROVAL DATE



Growth                           Smith Group                September 21, 2007     August 31       Sept. 1, 1993*
                                                                                   2007
Value                            Acadian                    March 1, 2007          February 17,     August 15, 1995*
                                                                                   2007


Small to Mid Cap                 LA Capital                 June 2, 2008           May 22,          April 30, 1998*
                                                                                   2008


International Equity             Pictet                     May 1, 2007            April 20,       Sept. 30, 1994*
                                                                                   2007


High Yield Bond                  First Western              June 1, 2008           May 22,         May 1, 2000
                                                                                   2008

Int. Fixed-Income                PIMCO                      May 19, 2008           April 16,        Sept. 1, 1993*
                                                                                   2008
Short-Int. Fixed-Income          PIMCO                      May 19, 2008           April 16,        Sept. 1, 1993*
                                                                                   2008

Mortgage Securities              BlackRock                  September 1, 2006      December 13,      Jan. 27, 1995
                                                                                   2007


*Accessor Funds has obtained an exemptive order from the SEC that allows Accessor Funds to change a Fund's Money Manager without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Where a Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval was required and the original shareholder approval date for the previous agreement is shown.

BOARD APPROVAL OF MONEY MANAGERS AGREEMENTS. A discussion of the Board's considerations in approving the Money Manager Agreements is included in the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2007.

Listed below are the current Money Managers selected by Accessor Capital to invest each Fund's assets:

SMITH ASSET MANAGEMENT GROUP LP ("Smith Group") serves as the Money Manager for the Growth Fund. Smith Group is a Texas limited partnership whose General Partner owns the majority of voting securities of Smith Group. The General Partner is Dallas Advisors, LLC. Limited partners are: Strategic Investment Group Ventures, LLC, Smith Group Employee Partners, LLC, and Smith Group Employee Partners II, LLC. Smith Group's large cap core/growth investment process is best described as a core approach. Smith Group buys companies that are undervalued according to a number of commonly accepted value measures, but have improving business fundamentals. Smith Group believes that the best evidence that fundamentals are improving is that a company reports earnings that are better than expected, and that it follows through with a pattern of these positive earnings surprises. During the period in which a company is reporting a series of positive earnings surprises it is generally experienced rapidly accelerating earnings growth that is above the company's historic growth rate. Smith Group has developed a process of combining traditional fundamental research, behavioral finance, and the latest technological tools in order to find companies with hidden fundamental business improvement. Smith Group uses this process as a way of finding the undervalued companies that have a catalyst for unlocking their value, providing a balance within the portfolio to exposures to valuation and growth. As of December 31, 2007, Smith Group had approximately $6.3 billion assets under management.

Prior to Smith Group, ENHANCED INVESTMENT TECHNOLOGIES LLC ("INTECH") is a Delaware limited liability company was the Money Manager of the Growth Fund. INTECH is an indirect subsidiary of Janus Capital Group Inc., which owns 77.5% of INTECH.

Acadian Asset Management LLC ("Acadian") is a subsidiary of Old Mutual Asset Managers (US), LLC ("OMAM"), which is an indirectly wholly owned subsidiary of Old Mutual plc, a UK-listed financial services company. Acadian is one of approximately 20 investment management firms representing a diverse mix of asset classes and management styles under the OMAM umbrella. Acadian has two wholly owned investment advisory affiliates. Acadian Asset Management Singapore Pte Ltd., is located in Singapore and is registered with the Monetary Authority of Singapore. Acadian Asset Management (UK) Limited is located in London and is authorized and regulated by the UK Financial Services Authority. We also have an investment advisory joint venture with Colonial First State Investments in Australia whereby we manage dedicated Australian-only strategies. The name of this entity is Acadian Asset Management (Australia) Limited. Effective December 29, 2007, Acadian converted from a Massachusetts corporation into a Delaware limited liability company through the merger of Acadian Asset Management, Inc. into Acadian Asset Management LLC. The primary purpose of this merger was to enable Acadian to offer a new equity plan to key employees. No change of control resulted from the merger and Acadian's management and investment teams remain in place. Acadian remains a subsidiary of OMAM and OMAM remains an indirect wholly owned subsidiary of Old Mutual plc. As a result of the merger, Old Mutual Asset Managers (US) owns 100% of the class A (voting) shares of Acadian. Ownership of the class B shares, which provide financial participation in the profitability of the firm, are divided, with just over 71% owned by Old Mutual and the remainder owned by a Key Employee Limited Partnership composed of Acadian employees and consultants. The entire Acadian core equity investment team oversees a single process that produces all core equity portfolios. Acadian's U.S. Value Equity strategy uses a highly disciplined and structured approach to select the most attractive stocks from the 5,500 currently contained in our U.S. universe. The process systematically seeks to unearth securities with unrecognized value, as well as improving earnings prospects, to help unlock that value. To summarize the process, portfolios are built from the bottom up. Each stock is examined on a broad range of factor criteria (including valuation, earnings, quality metrics, and price movements), first from a bottomup perspective to predict the attractiveness of individual securities within each industry group, and then from a topdown perspective to predict how well the stock's industry will perform relative to other industries in the U.S. The management team consists of 12 portfolio managers. Each account is assigned a lead manager to monitor adherence to clientspecific investment objectives. While the lead manager on an account is responsible for ensuring that the portfolio continually reflects the client's goals and adheres to guidelines, every client portfolio is reviewed and monitored by multiple members of the investment team. Constantine Papageorgiou will be the lead manager for the portfolio. Qi Zeng will be the backup portfolio manager. As of December 31, 2007, Acadian managed discretionary assets of approximately $83.7 billion.


LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC. ("LA Capital"), a California corporation, serves as the Money Manager for the Small to Mid Cap Fund. LA Capital is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940. LA Capital is 100% employee owned, principally by Thomas D. Stevens (45%), Hal W. Reynolds (35%), David R. Borger (10%) and Stuart K. Matsuda (10%). LA Capital's investment process consists of constructing a portfolio by first estimating alphas for all stocks in a 3000+ universe using a quantitative model with 45 factors ("Dynamic Alpha Model"). The portfolio is construced to maximize expected return subject to client risk, guidelines, constraints and cost objectives. The process is generally quantitative in nature but has several important qualitative elements. As of December 31, 2007, LA Capital managed approximately $5.8 billion in assets.



Prior to LA Capital SSgA FUNDS MANAGEMENT, INC. ("SSgA FM") served as Money Manager for the Small to Mid Cap Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation.


PICTET ASSET MANAGEMENT LIMITED ("Pictet") serves as the Money Manager for the International Equity Fund. Pictet was established in 1980 and as of December 31, 2007 had approximately $161 billion of assets under management. Pictet manages a range of products including a variety of equity portfolios for U.S. and international institutional clients. Its address is Moor House, 120 London Wall, London, EC2Y 5ET, United Kingdom. Pictet is both registered as a U.S. investment advisor and authorized and regulated by the Financial Services Authority in the United Kingdom. Pictet is an affiliate of Pictet & Cie, a Swiss private bank that was founded in 1805. As of December 31, 2007, Pictet & Cie had approximately $236 billion of assets under management and administration for institutional and private clients. Pictet & Cie is owned by eight partners.

BLACKROCK FINANCIAL MANAGEMENT, INC. ("BlackRock") is the Money Manager of the Mortgage Securities Fund. BlackRock is an independent firm with no majority share holder and an independent-majority Board of Directors. Merrill Lynch holds an approximate 49.8% economic interest in BlackRock (and a 45% voting interest) and The PNC Financial Services Group, Inc. holds a 34% stake in BlackRock. The remaining 17% is held by employees and the public (NYSE: BLK). BlackRock's
investment  strategy  and  decision-making   process  emphasize:   (i)  duration
targeting, (ii) relative value sector and security selection, (iii) rigorous quantitative analysis to evaluate securities and portfolios, (iv) intense credit analysis and (v) judgment of experienced portfolio managers. Funds are managed in a narrow band around a duration target determined by the client. Specific investment decisions are made using a relative value approach that encompasses both fundamental and technical analysis. In implementing its strategy, BlackRock utilizes macroeconomic trends, supply/demand analysis, yield curve structure and trends, volatility analysis, and security specific option-adjusted spreads. BlackRock's Investment Strategy Group has primary responsibility for setting the broad investment strategy and for overseeing the ongoing management of all client portfolios. Mr. Andrew J. Phillips, Managing Director, is primarily responsible for the day-to-day management and investment decisions for the Mortgage Securities Fund. Together with its affiliates, BlackRock serves as investment adviser to fixed income, equity and liquidity investors in the United States and overseas through funds and institutional accounts with combined total assets at December 31, 2007, of approximately $1.35 trillion.


PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), is a Delaware limited liability company founded in Newport Beach, California in 1971. In 2000, PIMCO was acquired by Allianz SE, a large global financial services company based in Germany. PIMCO operates as a separate and autonomous subsidiary of Allianz. PIMCO is majority owned by Allianz Global Investors of America L.P., a Delaware limited partnership, and minority owned by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by the current managing directors and certain executive management of PIMCO. The sole general partner of Allianz Global Investors of America L.P. is Allianz-PacLife Partners LLC, a Delaware limited liability company whose sole member is Allianz Global Investors U.S. Holding LLC, a Delaware limited liability company. The sole member of Allianz Global Investors U.S. Holding LLC is Allianz Global Investors of America LLC, which has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holdings Inc., a Delaware corporation which owns a 0.1% managing interest. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is owned 25.53% by Allianz-Argos 6 Vermogensverwaltungesgesellschaft mbH and 74.47% by Allianz SE. Allianz-Argos 6 Vermogensverwaltungesgesellschaft mbH is wholly-owned by Allianz Finanzbeteiligungs GmbH which is wholly owned by Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz Global Investors of America LP. Allianz SE is a European-based, multinational insurance and financial services holding company. PIMCO may from time to time manage assets for Allianz SE and other direct and indirect equity holders in Allianz Global Investors of America LP. These amounts may from time to time be material to PIMCO's investment advisory business. PIMCO is one of the world's largest fixed-income managers, with a presence in every major global bond market. PIMCO started as a subsidiary of Pacific Life Insurance Company to manage separate accounts for institutional clients. Today, the PIMCO Group's global client base is served from offices in New York, Singapore, Tokyo, London, Sydney, Munich, Toronto, Hong Kong, and Newport Beach. As of December 31, 2007, PIMCO and its global affiliates had approximately $746,301 million in assets under management.

Prior to PIMCO, CYRESS ASSET MANAGEMENT ("Cypress"), a California corporation and registered investment advisor under the Investment Advisors Act and with the State of California, was the Money Manager of the Intermediate Fixed-Income Fund and Short-Intermediate Fixed-Income Fund. Cypress is owned by Mr. Xavier Urpi, President and Chief Executive Officer.



FIRST WESTERN INVESTMENT MANAGEMENT, INC. ("First Western"), a Colorado corporation, is the Money Manager for the High Yield Bond Fund. First Western is a registered investment adviser under the Investment Advisors Act. First Western is a wholly-owned subsidiary of First Western Financial, Inc., a Colorado corporation, which is a privately owned bank holding company with approximately 150 individual shareholders. First Western acquired the investment advisory business of FINANCIAL MANAGEMENT ADVISERS, LLC. ("FMA"), a California
corporation, the prior Money Manager of the High Yield Bond Fund since inception, on June 1, 2008. First Western's high yield fixed income investment strategy seeks as its primary objective high current yield by investing primarily in lower-ranked, high-yield corporate debt securities, commonly referred to as "junk bonds". Because First Western views high yield bonds as "stocks with a coupon", First Western's high yield investment analysis combines input from both the equity and fixed-income sectors. First Western looks at fundamental research prepared by its team of fixed income and equity analysts, spreadsheets on company specifics prepared by First Western and information from other available sources. First Western begins its investment process with a traditional topdown analysis, using a team approach. On a monthly basis, First Western determines what it believes to be the main drivers of the economy, and consequently, which sectors of the economy should be weighted more heavily in the Fund. First Western then compares the sector allocations of the Fund to the Merrill Lynch U.S. High Yield Master II Index to determine whether the Fund is consistent with First Western's investment policy and what sectors should be targeted for new research. In addition, the Fund will be diversified across industries. In selecting individual issues, First Western emphasizes bottomup fundamental analysis, including the examination of industry position, cash flow characteristics, asset protection, liquidity, management quality and covenants. First Western also considers the enterprise value compared with the total debt burden. Assets under management as of December 31, 2007 were approximately $580 million for First Western and $1.37 billion for First Western Financial, Inc.


MONEY MANAGERS' FEES

The Money Managers have received the following fees pursuant to their respective Money Manager Agreements, for the past three fiscal years ended December 31:

-------------------------------------------------------------------------------------
Fund                     Money Manager              2005          2006          2007
-------------------------------------------------------------------------------------
Growth(1)                 INTECH                    $588,148      $731,009      $542,520
                          Smith Group               N/A             N/A          120,216
Value                     Wellington Management      261,495       318,792       372,944
Small to Mid Cap          SSgA FM                    572,552       795,676     1,130,684
International Equity(2)   Pictet                    $117,906       $593,133     $1,054,313
                          JPMorgan Fleming           340,066       N/A          N/A
High Yield Bond           FMA                        134,141        137,692        189,721
Intermediate              Cypress                     57,553         52,031         78,148
Fixed-Income
Short-Intermediate        Cypress                     76,512        109,758        120,790
Fixed-Income
Mortgage Securities       BlackRock                  377,468        244,523        135,116
U.S. Government Money(3)  Accessor Capital           N/A            N/A            N/A

------------------------------------
(1) Until September 21, 2007,  INTECH Partners was the Money Manager for
the Growth Fund.
(2) Until October 1, 2005, JPMorgan Fleming became the Money Manager for the Fund. On October 1, 2005, Pictet became the Money Manager for the Fund.
(3) Accessor Capital does not receive a Money Manager fee for managing the U.S. Government Money Fund.
-----------------------


MONEY MANAGER FEES. The fees paid to the Money Manager of an Underlying Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the individual Fund, Accessor Capital and the Money Manager. For the Small to Mid Cap, High Yield Bond, Intermediate Fixed-Income, Short-Intermediate Fixed-Income and Mortgage Securities Funds, this fee is a fixed rate, as set forth below, are computed daily and paid monthly at an annual rate of the aggregate daily net asset of each Fund pursuant to the following schedule:



FUND                                       ANNUALIZED ASSET BASED FEE


Small to Mid Cap Fund                               0.40%


High Yield Bond                                     0.25%


Intermediate Fixed-Income and Short                 0.25%
Intermediate Fixed-Income*


Mortgage Securities                                 0.25% of the first $100,000,000
                                                    0.20% of the next $100,000,000
                                                    0.15% above $200,000,000

*Prior to May 19, 2008, the Money Manager Fee was 0.15%.



Effective, March 1, 2007, the Money Manager for the Value Fund, and effective May 1, 2007, the Money Managers for the Growth and International Equity Funds are compensated based on their performance and each subadvisory agreement contains a fulcrum fee arrangement.


A fulcrum fee has two parts a base fee and a performance fee. In a typical fulcrum fee arrangement, the base fee is the predetermined rate at which the subadviser is paid when its net performance is in line with that of the fund's benchmark. The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. In a fulcrum fee arrangement, a subadviser is rewarded for outperformance or penalized for underperformance in equal measure. Depending on a fund's net performance versus its benchmark, the subadviser will receive a fee adjustment in accordance with a formula that equates a percentage of out or underperformance to a percentage of fee increases or decreases, respectively. This formula has matching maximum and minimum ranges in which the fees can be adjusted. Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months. In addition, most fulcrum fees employ a "null zone" around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease. The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or subadviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a subadviser more than the base fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance.


For Pictet for the International Equity Fund, for the first 12 months that each performs services under the new agreement, that Money Manager shall be paid a monthly base fee at an annual rate of the average daily net assets of the respective Fund over the previous quarter. Thereafter, a fulcrum fee arrangement will be in place. The Value Fund entered into an advisory agreement with a new Money Manager, Acadian Asset Management, effective March 1, 2007. The Growth Fund entered into an advisory agreement with a new Money Manager, Smith Group, effective September 21, 2007. The fee arrangements under these agreements will differ from the fee arrangements described above in that the fulcrum fee arrangement will be in place from the outset.

The fulcrum fee arrangement for each of the Value, Growth, and International Equity Funds is structured as follows. The amount payable to the Money Managers for each of these Funds as the base fee would be increased or decreased, as applicable, based on a performance fee adjustment, calculated by comparing net Fund performance versus that of the Fund's benchmark over a rolling twelve-month period, in accordance with predetermined rates of adjustment. To the extent that the performance of a Fund in relation to the comparative index falls within a "null zone," the rate of adjustment will be zero.


                            FUNDS' PORTFOLIO MANAGERS

GROWTH FUND

OTHER ACCOUNTS MANAGED. The Growth Fund is team-managed by the Smith Group. As Chief Investment Officer, Stephen S. Smith, CFA, directs the portfolio management team in implementing the investment process he designed. The team employs a process that combines quantitative and traditional research criteria that Stephen S. Smith, CFA has executed for over 25 years. Stephen S. Smith, CFA, John D. Brim, CFA, Royce W. Medlin, CFA, William Ketterer, CFA, and A. Michelle Pryor, CFA have been jointly and primarily responsible for the day-to-day management of the Growth Fund since September 21, 2007. The following table shows, as of December 31, 2007, the number of accounts the team managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts. The team manages the same accounts.

                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                  PAYING A
                                                                            PERFORMANCE
                                                                                FEE



Registered Investment Companies     6              $  927.1 million             1                      $171.2 million

Other Pooled Investment
Vehicles                            7                 269.3 million             0                       0


Other Accounts                      346             4,910.3 million             5                      $262.1 million


As of December 31, 2007, the portfolio managers beneficially owned no shares of the Fund.

POSSIBLE CONFLICTS OF INTEREST. As shown in the table above, the Fund's portfolio managers may manage other accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Smith Group elieves that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Smith Group generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. The following describes the structure and method of calculating the portfolio managers' compensation as of December 31, 2007.

For managing the Fund and all other accounts, the portfolio managers receive base pay in the form of a fixed annual salary paid by Smith Group, and which is not based on performance or assets of the Fund or other accounts. The portfolio managers are also eligible for a cash bonus as determined by Smith Group, and which is not based on performance or assets of the Fund or other accounts, rather it is based on overall corporate performance and individual contribution. The portfolio managers, as part owners of Smith Group, also receive compensation by virtue of their ownership interest in Smith Group.

VALUE FUND

OTHER ACCOUNTS MANAGED.

Acadian's management team consists of 12 portfolio managers with an average of 18 years of investment experience. Each account is assigned a lead manager to monitor adherence to clientspecific investment objectives. While the lead manager on an account is responsible for ensuring that the portfolio continually reflects the client's goals and adheres to guidelines, every client portfolio is reviewed and monitored by multiple members of the investment team. Constantine Papageorgiou will be the lead manager for the portfolio. Qi Zeng will be the backup portfolio manager. The following table shows, as of December 31, 2006, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.



                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                              FEE


Registered Investment Companies         16             $5,240                     2                     $2,460

Other Pooled Investment
Vehicles                                49            $10,605                     6                     $825

Other Accounts                          151           $48,200                    29                     $14,055

As of December 31, 2007, the portfolio manager beneficially owned no shares in the Fund.

POSSIBLE CONFLICTS OF INTEREST. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the subject Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the subject Fund. To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Chief Compliance Officer.

COMPENSATION. Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as
part  of  a  Key  Employee  Limited   Partnership   (KELP).  Portfolio  manager
compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.

Depending on Acadian's financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution. In addition, Acadian's bonus pool is funded via a profit-sharing arrangement with Old Mutual. The profit-sharing is solely a function of Acadian's financial results; the results of the larger Old Mutual group do not impact this calculation.

SMALL TO MID CAP FUND


OTHER ACCOUNTS MANAGED. The portfolio is managed on a team basis. The team consists of Thomas D. Stevens, Hal W. Reynolds, David R. Borger, Stuart K. Matsuda and Christine M. Kugler. The portfolio managers manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2007, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category of the entire team. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.



                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE




Registered Investment
Companies                              14              $1.20 billion             0               0

Other Pooled Investment
Vehicles                               1               $371.9 million            1               $371.9 million

Other Accounts                         34              $3.72 billion             10              $1.5 billion




As of December 31, 2007, the portfolio managers beneficially owned no shares of the Fund.

POSSIBLE CONFLICTS OF INTERESTS. LA Capital's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small to Mid Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives to the Small to Mid Cap Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small to Mid Cap Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LA Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LA Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small to Mid Cap Fund. Because of their positions with the Small to Mid Cap Fund, the portfolio managers know the size, timing, and possible market impact of the Small to Mid Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small to Mid Cap Fund. However, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of LA Capital's portfolio managers' management of the Small to Mid Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small to Mid Cap Fund. This conflict of interest may be exacerbated to the extent that LA Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than from the Small to Mid Cap Fund. Notwithstanding this theoretical conflict of interest, it is LA Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LA Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while LA Capital portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small to Mid Cap Fund, such securities might not be suitable for the Small to Mid Cap Fund given their investment objectives and related restrictions.

COMPENSATION. LA Capital is paid a fee based on the assets under management of the Small to Mid Cap Fund as set forth in an investment sub-advisory agreement between LA Capital and Accessor Funds. LA Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small to Mid Cap Fund.

LA Capital's portfolio managers are all principals of the firm. Their compensation includes salaries and distributions of profit based upon their pro-rata ownership of LA Capital.


INTERNATIONAL EQUITY FUND

Pictet International Management Limited became the Money Manager of the International Equity Fund.

OTHER ACCOUNTS MANAGED. Pictet constructs the portfolio of the Accessor International Equity Fund using a team approach. Richard Heelis, Senior
Investment  Manager  and  Co-Head  of  the  EAFE  Team,  Fabio  Paolini,  Senior
Investment Manager and Co-Head of the EAFE Team and Swee-Kheng Lee, Senior Investment Manager are responsible for the day-to-day management of the Accessor International Equity Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that the team managed as of December 31, 2007:


                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE



Registered Investment Companies         6               $652 million            1             $267 million

Other Pooled Investment
Vehicles                                2               $237 million            0                  0

Other Accounts                          8               $858 million            0                  0



As of December 31, 2007, the portfolio managers beneficially owned no shares of the Fund.

POSSIBLE CONFLICTS OF INTEREST. Potential conflicts of interests or duties may arise because Pictet engages in regulated activities for other clients. Pictet may act as agent for the Fund in relation to transactions in which it is also acting as agent for the account of other customers and/or employees. If any conflict or potential conflict arises, Pictet seeks to ensure that all transactions are effected on terms that are not materially less favorable to the Fund than if the conflict or potential conflict had not existed, and Pictet uses its best efforts to obtain fair treatment of the Fund. In addition, Pictet employees are required to adhere to the Pictet's code of practice concerning personal dealings.

COMPENSATION. Pictet offers a remuneration package that is competitive with current industry standards (they subscribe to industry pay surveys to measure their competitiveness), but which also directly reflects over and under performance in the application of the 'discretionary' elements of the package.

For the investment staff and senior management team, base pay (which is determined by the rank and tenure of the employee) comprises 5060% of the total
compensation   packagethe   remaining  percentage  is  structured  to  reflect
individual performance and the long-term value of the individual to the group. to increase the objectivity of the assessment, Pictet uses Balanced Scorecards, which incorporate a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of Pictet's business plan and weighted according to its relative significance, to enable a direct link to be made between the calculation of the discretionary element of the package to over or under performance in certain key areas, including investment performance, clients, financials, process and innovation and people and skills. The investment performance component of the Balanced Scorecards is based on pretax performance relative to peer group performance (where available) and relative to the MSCI EAFE Index. Performance period measured is 50% of the current year being measured and 50% of the rolling 3 years, annualized.

HIGH YIELD BOND FUND

OTHER ACCOUNTS MANAGED. The portfolio manager of the Fund is Steven S. Michaels. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2007, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

----------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS      PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE
------------------------------------------------------------------------------------------------------------------------

Registered Investment
Companies                                0                    0                   0                      0


Other Pooled Investment
Vehicles                                 4                    $210,864,642        0                      0

Other Accounts                          11                    $742,248,929         0                      0


As of December 31, 2007, the portfolio manager beneficially owned no shares of the Fund.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Fund or may receive compensation based in part on the performance of certain similar funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. First Western provides its portfolio managers with competitive compensation, which may vary from year to year based on a number of factors that include profitability of the firm. The principal components of compensation include a base salary, a discretionary bonus, competitive career path, and possibly stock options.


Generally portfolio managers receive base compensation which is determined on a variety of components including: their seniority and/or their position with the firm, amount of assets supervised and other management roles and responsibilities within the firm, investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's team work and contribution to the overall performance of these portfolios. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of their total compensation, and may include stock options. Discretionary compensation can include a discretionary cash bonus. First Western also provides for a competitive career path and may provide additional compensation for new assets brought to the firm. Compensation is not based on performance of the Fund or the other accounts.


INTERMEDIATE FIXED-INCOME FUND AND SHORT-INTERMEDIATE FIXED-INCOME FUND


OTHER ACCOUNTS MANAGED. PIMCO's fixed income portfolio group works on a team or consensus basis, so all accounts with similar objectives will have similar structures. The group's structure can best be described as a hub and spoke system, with seven senior generalist portfolio managers being the hub, receiving input from many specialists. The sector specialists relay information, provide strategic ideas and trading strategies and assist with execution. One generalist is assigned to each of PIMCO's accounts. Chris Dialynas is the portfolio manager responsible for the day-to-day investment decisions of the Funds. The portfolio manager manages other investment companies and/or investment accounts in addition to the Funds. The following table shows, as of December 31, 2007, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.


                        NUMBER OF ACCOUNTS     TOTAL ASSETS OF      NUMBER OF PAYING A   TOTAL ASSETS OF
                        MANAGED               ACCOUNTS             PERFORMANCE FEE       ACCOUNTS PAYING A
                                                                                         PERFORMANCE FEE


Registered Investment   13                    $3,251MM              0                    0
Companies
Other Pooled            13                    $7,374MM              0                    0
Investment
Other Accounts          95                    $30,110MM            3                     $403MM

As of December 31, 2007, the portfolio managers beneficially owned no shares of the Funds.

POSSIBLE CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Compensation: PIMCO believes in maintaining competitive compensation packages as a means of attracting and retaining highly qualified people. All professionals, including those directly involved in the fixed income group, receive competitive base salaries that reflect their experience and expertise. In addition, professionals are entitled to receive bonuses that are typically in excess of 100% of their salary for seasoned professionals who attain certain predetermined objectives. Objectives are specific to a person's function in the firm and are mutually agreed upon by each professional and their manager.

PIMCO's reputation as one of the premier fixed income money managers helps us attract and retain top talent globally. The opportunity to work with industry leaders is also attractive. PIMCO challenges employees and rewards them for their contributions and impact, not just their tenure with the firm. As professionals show promise in different areas, they are encouraged to pursue their interests and add value to the firm.

In addition to providing a dynamic work environment, PIMCO offers competitive total cash compensation (base pay plus annual bonus) and benefits package, mixing short and long-term incentives, which encourages employees to remain at the firm.

Profit Sharing Plan - All key investment professionals share a defined percentage of PIMCO's overall profits. This compensation pool functions as a collective equity stake (owned by senior PIMCO professionals) and is the primary equity-like interest for key investment professionals. The division of this profit pool is determined by PIMCO's compensation committees after a comprehensive review and evaluation process.

LTIP Pool (Long-Term Incentive Plan) - Senior investment professionals who are not Managing Directors are eligible to participate in a Long Term Incentive Plan. The Plan provides cash awards that appreciate or depreciate based upon the performance of PIMCO and the other businesses managed and owned by PIMCO's parent Allianz over a three-year period. Payment is contingent upon continued employment at PIMCO.

Phantom Equity Pool - The acquisition of PIMCO by the Allianz Group in 2000 included an opportunity to purchase equity in PIMCO. This opportunity was shared by Managing Directors of PIMCO through 2004, and has since been allocated to new Executive Vice Presidents and Managing Directors. Allianz is repurchasing these equity interests over time.

A significant pool of these interests remains to be purchased by senior PIMCO executives (to be identified in the future by the PIMCO compensation committee). The equity program will run through at least 2013, although the final date is not yet determined. We are currently working on a supplement to the existing phantom equity program.


MORTGAGE SECURITIES FUND

OTHER ACCOUNTS MANAGED. The portfolio manager of the Fund is Andrew J. Phillips. The portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2007, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.


                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS       PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE

Registered Investment Companies         31            27.9 Billion                 0                    -
Pooled Investment Vehicles Other Than
Registered Investment Companies         22             8.0 Billion                 2                    1.7 Billion
Other Accounts                         294           121.7 Billion                 16                   6.8 Billion

As of December 31, 2007, the portfolio manager beneficially owned no shares of the Funds.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Funds. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock' (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that Mr. Phillips currently manages certain accounts that are subject to performance fees. In addition, Mr. Phillips assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

COMPENSATION. BlackRock's financial arrangements with its ponfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation m ay include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary. a discretionary bonus, panieipation in various benefits programs and one or more of the incentivc compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long- Term Retention and Incentive Plan ("LTIP") - The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards"). Beginning in 2006. awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlaekRock, Inc. common stock ("LTIP \I awards"). Each porrfolio manager except for Philip Soccio has received awards under the LTIP.

Deferred Compensarion Program - A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Gary, Thiel, Amero, Kopstein, Phillips, Pelliceiaro, Spodek, Gordon, Marra, Keenan and Booth was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager except for Philip Soccio participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

Options and Restricted Stock Awards - Prior to mandatorily deferring a portion of a portfolio manager's annual bonus in BlackRock, Inc. rcstricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs.. Amero, Kopstein, Phillips, Pellicciaro, Thiel, Spodek, Gordon, Marra and Keenan have been granted stock options and/or restricted stock in prior years.

Incentive Savings Plans - BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401 (k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans. Annual discretionary incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performancc of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against one or more market or custom benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager and the period of time over which performance is evaluated.

U.S. GOVERNMENT MONEY FUND AND ALLOCATION FUNDS

OTHER ACCOUNTS MANAGED. An investment committee has been primarily responsible for monitoring the performance of the Money Managers of the Underlying Funds as well as the management of the U.S. Government Money Fund and the Allocation Funds. The investment committee consists of J. Anthony Whatley III, Executive Director, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer and Justin H. Roberge, Investment Analyst. The following table shows, as of December 31, 2007, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.


                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS       PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE



Registered Investment Companies        7                $1.7 billion            0               0


Other Pooled Investment
Vehicles                               0                0                       0               0

Other Accounts                         0                0                       0               0


As of December 31, 2007, no member of the committee beneficially owned shares of the Funds, except J. Anthony Whatley III, who owned Income Allocation Fund, Income & Growth Allocation Fund and Aggressive Growth Allocation Fund shares.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Funds. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

Accessor Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. The portfolio manager's compensation includes a fixed salary and discretionary bonus and a 401(k) plan. The portfolio manager may receive a discretionary bonus that is based on the profitability of the firm and the portfolio manager's individual performance, rather than based on the performance of the accounts or the assets under management.

FUND EXPENSES

Accessor Funds has received from the Securities and Exchange Commission for an exemptive order that allows the Underlying Funds to pay the expenses of the Allocation Funds other than the Allocation Funds' direct management fees, and for the Distribution and Service fees (currently 0.35% for the Allocation Funds A Class Shares, except for the Income Allocation Fund, which is 0.25%, 0.25% for the Investor Class Shares and 1.00% for the C Class Shares) and for the Investor Class Shares of the Allocation Funds', the Administrative Services fees (0.25%), to the extent that the Underlying Funds derive financial and other benefits as a result of investments in the Allocation Funds. The Underlying Funds have contractually agreed to pay such expenses, but have not done so since the inception of the Allocation Funds. The Allocation Funds will indirectly bear any such expenses paid by the Underlying Funds through their investments in the Underlying Funds.

Accessor Funds pay all of its expenses other than those expressly assumed by Accessor Capital. Accessor Funds' expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Funds' assets; (e) expenses of obtaining Fund activity reports and analyses for each Fund; (f) expenses of maintaining each Fund's tax records; (g) salaries and other compensation of any of Accessor Funds' executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Funds; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Funds;
(j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Funds, the preparation and mailings of prospectuses and reports of the Funds to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities;
(l) legal fees, including the legal fees related to the registration and continued qualification of the Funds' shares for sale; (m) costs of printing stock certificates representing shares of the Funds; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by
Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; and (s) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses"). Class-specific expenses include distribution and service fees and administration fees payable with respect to Investor Class Shares, A Class Shares and C Class Shares of each Fund (which may be charged at a separate rate) and shareholder service fees payable with respect to Investor Class, A Class Shares, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, each as described below, and may include certain other expenses if these expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than the other class, as permitted by Accessor Funds' Multi-Class Plan (as defined below) adopted pursuant to Rule 18f3 under the 1940 Act and subject to review and approval by the Board of Directors. Classs-pecific expenses do not include advisory or custodial fees or other expenses related to the management of a Fund's assets. The Funds are also responsible for paying a management fee to Accessor Capital. Additionally, the Funds pay a Basic Fee and Fund Management Fee in the first five quarters of investment operations to the applicable Money Managers, and a Basic Fee and/or Performance Fee in the sixth quarter of investment operations to the applicable Money Managers, as described above. Certain expenses attributable to particular Funds are charged to those Funds, and other expenses are allocated among the Funds affected based upon their relative net assets.

Dividends from net investment income with respect to Investor Class Shares, A Class Shares and C Class Shares will be lower than those paid with respect to Advisor Class Shares and, in the case of the U.S. Government Money Fund, Institutional Class Shares, reflecting the payment of distribution and service fees and/or administrative services fees by the Investor Class Shares and distribution and service fees by A Class Shares and C Class Shares.

MULTI-CLASS STRUCTURE

On February 19, 1998, the Board of Directors of Accessor Funds adopted a Rule 18f3 Plan and established two classes of shares for the Funds, the Advisor
Class and the Investor Class. The initial shares of Accessor Funds were redesignated as Advisor Class Shares. The Board of Directors of Accessor Funds, including a majority of the noninterested Directors (as defined in the 1940
Act), voted in person at the Board meeting on February 15, 2000, to adopt an Amended Rule 18f-3 Plan (the "Amended Multi-Class Plan") pursuant to Rule 18f-3 under the 1940 Act. The Directors determined that the Amended Multi-class Plan is in the best interests of each class individually and Accessor Funds as a whole. On November 16, 2000, the Board of Directors of Accessor Funds, including a majority of the noninterested Directors (as defined in the 1940 Act), voted in person at a Board meeting to amend the Amended Rule 18f-3 Plan to include the Allocation Funds. On February 21, 2002, the Board of Directors approved an Amended Rule 18f3 Plan to (i) establish an Institutional Class of Shares for the U.S. Government Money Fund; (ii) implement a shareholder service plan for Investor Class Shares and Advisor Class Shares of the U.S. Government Money

Fund; and (iii) implement a defensive distribution plan for the Underlying Funds. On November 15, 2002, the Board of Directors of the Funds, including a majority of noninterested Directors, voted in person to amend the Amended Rule 18f-3 Plan to establish C Class Shares for each Fund. On August 13, 2003, the Board of Directors of the Funds, including a majority of noninterested Directors, voted in person to further amend the Amended Multi-Class Plan to establish A Class Shares for each Fund.

Under the Amended Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

As described in the Amended Multi-class Plan, Accessor Funds, on behalf of each Fund's Investor Class Shares, A Class Shares and C Class Shares, has adopted a Distribution and Service Plan, on behalf of each Funds Investor Class Shares has adopted an Administrative Services Plan, and on behalf of the Investor Class, A Class Shares, C Class Shares and Advisor Class Shares of the U.S. Government Money Fund, has adopted an ACM Administrative Plan (formerly the Shareholder Services Plan), each as described below. Pursuant to the appropriate plan, Accessor Funds may enter into arrangements with financial institutions, retirement plans, broker-dealers, depositary institutions, institutional shareholders of record, registered investment advisers and other financial intermediaries and various brokerage firms or other industry recognized service providers of fund supermarkets or similar programs (collectively "Service
Organizations") who may provide distribution services, shareholder services and/or administrative and accounting services to or on behalf of their clients or customers who beneficially own Investor Class Shares, A Class Shares or C Class Shares of the Funds or Advisor Class Shares of the U.S. Government Money Fund. Investor Class Shares offered by the Distributor and may be offered by Service Organizations to their clients or customers, which may impose additional transaction or account fees. A Class Shares and C Class Shares are intended to be offered by the Distributor to Service Organizations that receive commissions and/or concessions for sales of A Class Shares and C Class Shares. Accessor Capital may enter into separate arrangements with some Service Organizations to provide accounting and/or other services with respect to Investor Class Shares, A Class Shares and C Class Shares for which Accessor Capital will compensate the Service Organizations from its revenue.

As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan or Administrative Services Plan for the Advisor Class Shares. Advisor Class Shares shall be offered by Accessor Funds (except in the case of the U.S. Government Money Fund) at NAV with no distribution, administrative or shareholder service fees paid by the Advisor Class Shares of the Funds. Advisor Class Shares of the U.S. Government Money Fund are offered at NAV as well as an ACM Administrative fee as described below. Advisor Class Shares are offered by the Distributor and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Advisor Class Shares (except for Advisor Class Shares of the U.S. Government Money Fund), pays no compensation to Service Organizations and receives none of the fees or transaction charges. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Advisor Class Shares and for which Accessor Capital will compensate the Service Organizations from its revenue.

As described in the Amended Multi-Class Plan, Accessor Funds has not adopted a Distribution and Service Plan, Administrative Services Plan or Shareholder Services Plan for the Institutional Class Shares of the U.S. Government Money Fund. Institutional Class Shares shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Class.

DISTRIBUTION AND SERVICE PLANS. Each Accessor Fund has adopted a Distribution and Service Plan (the "Distribution and Service Plan") under Rule 12b-1 ("Rule 12b-1") of the 1940 Act with respect to the Investor Class Shares, A Class Shares and C Class Shares of each Fund. Under the terms of the Distribution and

Service Plan, Accessor Funds or the Distributor is permitted, out of the assets attributable to the Investor Class Shares, A Class Shares or C Class Shares of each Fund, as applicable (i) to make directly or cause to be made, payments for costs and expenses to third parties or (ii) to reimburse third parties for costs and expenses incurred in connection with providing distribution services, including but not limited to (a) costs of payments made to employees that engage in the distribution of Investor Class Shares, A Class Shares or C Class Shares;
(b) costs relating to the formulation and implementation of marketing and promotional activities, including but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (c) costs of printing and distributing prospectuses, statements of additional information and reports of Accessor Funds to prospective holders of Investor Class Shares, A Class Shares or C Class Shares; (d) costs involved in preparing, printing and distributing sales literature pertaining to Accessor Funds and (e) costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that Accessor Funds may, from time to time, deem advisable (the "Distribution Services"). Payments made by the Distributor may include reimbursement to Accessor Capital for distribution-related expenses. Pursuant to the Distribution and Service Plan, each Fund may also make payments to Service Organizations who provide nondistribution related services, including but not limited to: personal and/or account maintenance services. Such services may include some or all of the following: (i) shareholder liaison services; (ii) providing information periodically to Clients showing their positions in Investor Class Shares, A Class Shares or C Class Shares and integrating such statements with those of other transactions and balances in Clients' other accounts serviced by the Service Organizations; (iii) responding to Client inquiries relating to the services performed by the Service Organizations; (iv) responding to routine inquiries from Clients concerning their investments in Investor Class Shares, A Class Shares or C Class Shares; and (v) providing such other similar services to Clients as Accessor Funds may reasonably request to the extent the Service Organizations are permitted to do so under applicable statutes, rules and regulations.

Subject to the limitations of applicable law and regulations, including rules of the National Association of Securities Dealers, Inc. ("NASD"), the payments made directly to third parties for such distribution and service related costs or expenses pursuant to a selling agreement with the Distributor, shall be up to but not exceed 0.25% of the average daily net assets of the Funds attributable to the Investor Class Shares, up to 0.35% of the average daily net assets of the Funds attributable to the Underlying Equity Funds and Allocation Funds (except Income Allocation Fund) A Class Shares, up to 0.25% of the average daily net assets of the Funds attributable to the Underlying Fixed-Income Funds and the Income Allocation Fund A Class Shares, or up to 1.00% for C Class Shares (a 0.25% service fee and a 0.75% distribution fee). In the event the Distribution and Service Plan is terminated, the Investor Class Shares, A Class Shares or C Class Shares shall have no liability for expenses that were not reimbursed as of the date of termination.

Any Service Organization entering into an agreement under the Distribution and Service Plan may also enter into an Administrative Services Agreement with regard to its Investor Class, which will not be subject to the terms of the Distribution and Service Plan.

The Distribution and Service Plan may be terminated with respect to each Fund by a vote of a majority of the "noninterested" Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan (the "Qualified Directors") or by the vote of a majority of the outstanding voting securities of the relevant class of the relevant Fund. Any change in the Distribution and Service Plan that would materially increase the cost to the class of shares of the Fund to which the Distribution Service Plan relates requires approval of the affected class of shareholders of that Fund. The Distribution and Service Plan requires the Board of Directors to review and approve the Distribution and Service Plan annually and, at least quarterly, to receive and review written reports of the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made. The Distribution and Service Plan may be terminated at any time upon a vote of the Qualified Directors.

The Distribution and Service Plan provides that it may not be amended to materially increase the costs which Investor Class, A Class or C Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the applicable class, and by vote of a majority of both the Board of Directors of Accessor Funds and its Qualified Directors cast in person at a meeting called for the purpose of voting on the plans and any related amendments. Further, the Distribution and Service Plan provides that expenses payable under the plan shall be accrued and paid monthly, subject to the limit that not more than 0.25% of the average daily net assets attributable to the Investor Class Shares, 0.35% of the average daily net assets attributable to the Underlying Equity Funds and Allocation Funds (except Income Allocation
Fund) A Class Shares, 0.25% of the average daily net assets attributable to the Underlying Fixed-Income Funds and Income Allocation Fund, or 1.00% of the average daily net assets attributable to the C Class Shares, respectively, may be used to pay distribution or service related expenses.

A Class Shares are offered at net asset value plus an initial sales charge as described in the prospectus. A Class Shares may be subject to a CDSC of 1.00% if purchased without an initial sales charge as part of an investment of $1 million or more and redeemed within the first 24 months after purchase. The Distributor will pay a commission to certain Service Organizations of 1.00% of the purchase price of A Class Shares purchased without an initial sales charge as part of an investment of $1 million or more, as described in DEALER COMMISSIONS AND COMPENSATION, below. In compensation for this 1.00% commission paid by the Distributor to these Service Organizations, the Distributor will retain in the first year after purchase, 0.25% of A Class Shares distribution and service fees paid by the Fund pursuant to the Plan. Service Organizations will become eligible to receive from the Distributor the ongoing 0.25% per annum distribution and service fees from A Class Shares commencing in the thirteenth month following purchase. Service Organizations that do not receive an upfront commission of 1.00% at the time of purchase will receive from the Distributor the ongoing 0.25% per annum distribution and service fee for A Class Shares paid by the Fund beginning at the time of purchase. Shareholders will not be charged a CDSC upon redemption where their Service Organization did not receive an upfront commission paid by the Distributor on the sale of such shares so long as the Distributor or the Funds' transfer agent is notified at the time of purchase.

C Class Shares are offered at net asset value without an initial sales charge but subject to a CDSC of 1.00% upon redemption during the first year. The Distributor will pay a commission to certain Service Organizations of 1.00% of the purchase price of C Class Shares purchased through such Service Organizations at the time of purchase. In compensation for this 1.00% commission paid by the Distributor to these Service Organizations, the Distributor will retain 1.00% per annum C Class distribution and service fees paid by the Fund pursuant to the Plan with respect to such shares for the first year after purchase, and Service Organizations will become eligible to receive from the Distributor the ongoing 1.00% per annum distribution and service fees in C Class Shares paid by the Fund to the Distributor with respect to such shares commencing in the thirteenth month following purchase. Service Organizations that do not receive an upfront commission of 1.00% at the time of purchase will receive from the Distributor the ongoing 1.00% per annum distribution and service fee for C Class Shares paid by the Fund beginning at the time of purchase. Shareholders will not be charged a CDSC upon redemption where their Service Organization did not receive an upfront commission paid by the Distributor on the sale of such shares so long as the Distributor or the Funds' transfer agent is notified at the time of purchase.

The ongoing 0.35% distribution and service fee for the Underlying Equity Funds and the Allocation Funds (except the Income Allocation Fund) A Class Shares is comprised of (i) a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to A Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above, and (ii) a 0.10% distribution fee paid to the Distributor (and which may be retained by the Distributor)for A Class Shares. The ongoing 0.25% distribution and service fee for the Underlying Fixed-Income Funds and the Income Allocation Fund A Class Shares is comprised of a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to A Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above. The Distributor will retain in the first year after purchase, 0.25% of A Class Shares distribution and service fees paid by the Fund pursuant to the Plan. Service Organizations will become eligible to receive from the Distributor the ongoing 0.25% per annum distribution and service fees from A Class Shares commencing in the thirteenth month following purchase. Proceeds from the CDSC for A Class Shares is paid to the Distributor and may be remitted to Accessor Capital to compensate Accessor Capital for financing the sale of A Class Shares pursuant to certain financing and servicing agreements between Distributor and Accessor Capital.

The ongoing 1.00% distribution and service fee for C Class Shares is comprised of (i) a service fee paid to the Distributor under the Distribution and Service Plan, equal, per annum, to 0.25% of the Fund's average daily net assets attributable to C Class Shares, (which the Distributor in turn pays to Service Organizations) as discussed above, and (ii) a distribution fee paid to the Distributor (which the Distributor also in turn pays to Service Organizations) under the Distribution and Service Plan, equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to C Class Shares. Proceeds from the CDSC for C Class Shares is paid to the Distributor and may be remitted to Accessor Capital to compensate Accessor Capital for financing the sale of C Class Shares pursuant to certain financing and servicing agreements between Distributor and Accessor Capital.

In accordance with the Funds' 12b-1 Plan, the Distributor or Accessor Capital may waive all or a portion of the service and/or distribution fee in order to reduce Fund expenses. Any such waiver is detailed in the Funds' prospectus(es).

The following amounts were paid by Investor Class, A Class and C Class of the Accessor Funds pursuant to their respective 12b-1 plans as compensation to broker-dealers, banks, and other financial intermediaries.


                                        12/31/05        12/31/06      12/31/07
Investor Class                                  12b-1 fees
--------------------------------------------------------------------------------

Growth                                 6,703.69                       2,730
Value                                  6,062.54         5,819         5,647
Small to Mid Cap                       9,984.39        10,631        13,042
International Equity                   2,968.07         3,260        10,918
Intermediate Fixed                     3,587.65         3,711        15,642
Short Intermediate                     4,182.46         1,462         1,695
Mortgage Securities                    3,007.94         2,295         2,852
U.S. Gov't Money                      33,144.53        29,150        25,654
High Yield                             1,359.85                       2,239
Aggressive Allocation                 27,769.58        30,957        31,111
Growth Allocation                     29,471.76        41,959        42,623
Growth & Income Allocation            17,483.44        24,017        35,731
Balanced Allocation                   25,481.93        33,196        35,522
Income & Growth Allocation             7,945.71        10,523        12,236
Income Allocation                      8,911.22         7,981         8,058

C Class

Growth                                35,797.00         46,767       56,212
Value                                 31,750.06         34,546       39,429
Small to Mid Cap                      22,363.74         27,334       33,574
International Equity                  20,165.79         35,683       63,481
Intermediate Fixed                     8,589.51         45,738       13,926
Short Intermediate                    41,380.43         14,592       10,905
Mortgage Securities                   15,059.04          8,891        8,153
High Yield                            15,449.61         16,724       13,386
U.S. Gov't Money                      17,106.24         22,832       14,299
Aggressive Allocation                 49,252.46         68,338       94,387
Growth Allocation                    227,719.49        323,377      429,177
Growth & Income Allocation           323,935.82        429,447      544,495

                                        12/31/05        12/31/06      12/31/07

Balanced Allocation                  151,779.16        193,963      209,752
Income & Growth Allocation            90,678.73         99,148       98,399
Income Allocation                     15,078.16         21,281       30,641

A Class

Growth                                 1,699.41         2,968         2,988
Value                                  4,135.23         4,198           888
Small to Mid Cap                       2,526.35         2,998        12,429
International Equity                   1,661.58         2,941        24,587
Intermediate Fixed                       129.18        45,738             3
Short Intermediate                        66.78        14,592           447
Mortgage Securities                      318.4            373            15
U.S. Gov't Money                         253.17           449         2,288
High Yield                               447.17        16,724         2,148
Aggressive Allocation                 15,097.64        25,377        40,675
Growth Allocation                     59,855.67        72,679        91,867
Growth & Income Allocation            58,235.83        82,140        93,518
Balanced Allocation                   20,682.10        30,794        76,556
Income & Growth Allocation            11,298.28        12,203         9,611
Income Allocation                      2,035.91         2,303         1,820

OTHER COMPENSATION TO DEALERS. The Distributor may at its expense provide additional concessions in addition to the payments disclosed in the prospectus to dealers that satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of Accessor Funds over prior periods and certain other factors, including (i) additional compensation with respect to the sale of A Class Shares and C Class Shares and (ii) financial assistance programs to firms who sell or arrange for the sale of Fund shares, including, but not limited to, remuneration for internal sales contests and incentive programs, marketing and sales fees, expenses relating to advertising or promotional activity and events. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any selfregulatory organization, such as the NASD. The Distributor will, on an annual basis, determine the advisability of continuing these payments. The Distributor, or Accessor Capital, may pay additional concessions out of their own resources or from distribution fees received from Accessor Funds. Such additional concessions may be made in the form of cash or, if permitted, noncash payments. The noncash payments may include business seminars at Accessor Capital or other locations, including meals and entertainment, or merchandise. The cash payments may include payment of various business expenses of the dealer.

ADDITIONAL PAYMENTS TO INTERMEDIARIES. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. The term "intermediary" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third party administrator, insurance company and/or any other institutions having a selling, administration or any similar arrangement with Accessor Capital or the Distributor or their affiliates. An intermediary may receive payments from various sources such as from deferred sales charges when shareholders redeem fund shares, Rule 12b-1 fees or administrative fees payable by the Funds, Accessor Capital or the Distributor out of their own assets. Accessor Capital and the Distributor anticipate that in the future, payments may be made to many intermediaries, including brokers and dealers, and that these payments may become significant.

Additional payments will be made by Accessor Capital, the Distributor or their affiliates out of their own assets and not out of the assets of the Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of shares of a Fund as set forth in the "Fund Expenses" table in the Prospectus. The Funds, Accessor Capital and the Money Managers to not consider an intermediary's sales of Fund shares as a factor when choosing brokers or dealers to effect transactions for the Funds.

In addition to payments made under the Funds' Distribution and Service Plans, Accessor Capital out of its own assets may make payments to intermediaries that distribute and/or provide services to fund shareholders. Accessor Capital has entered into shareholders services agreements with the intermediaries set forth below. Pursuant to the agreements, the intermediaries provide shareholders services, including but not limited to: (1) answering inquiries from beneficial owners of the client assets regarding account status and history, the manner in which purchases, exchanges or redemptions of shares of the Funds may be effected and certain other matters pertaining to Accessor Funds; (2) assisting in processing purchase, exchange and redemption transactions; (3) providing written confirmation of transactions and securities positions to its clients, as promptly as required by applicable banking laws and regulations; (4) arranging for the wiring of funds; (5) transmitting and receiving funds in connection with orders to purchase or redeem shares of the Funds; (6) transmitting proxy statements, annual and Semi-Annual reports, updating Prospectuses, as applicable, and supplements thereto (or updating statements of additional information or supplements thereto if requested by a beneficial owner of client assets; (7) receiving, tabulating and transmitting to Accessor Funds proxies executed by beneficial owners of Client Assets with respect to special meetings of shareholders of Accessor Funds; and (8) providing such other related services as Accessor Capital may reasonably request. Accessor Capital, not the Funds, pay the intermediaries for such services. Generally the intermediaries are paid 1/2 of the investment advisory fee received by Accessor Capital based on assets the intermediary has invested in Accessor Fund shares. The intermediaries provide shareholders services that Accessor Capital would otherwise have to provide. A number of factors are considered in determining whether to pay these additional amounts pursuant to the agreements. In certain situations, such factors may include, among others, the level or type of services provided by the intermediary, the expected level of assets or sales of Fund shares and access to an intermediary's personnel Accessor Capital has shareholder services arrangements as set forth above with the following intermediaries:

Zions Bank
Vectra Bank
Nevada State Bank
Great Banc
Sterne Agee
State Street
SunGuard
Washington Trust
First Interstate Bank

Accessor Capital has also entered into an arrangement with The Trust Company of Sterne, Agee & Leach to be included on their "preferred provider" list. In consideration of such placement, Accessor Capital pays to The Trust Company of Sterne, Agee & Leach approximately 1/2 of the investment advisory fee received by Accessor Capital based on Investor Class assets that the Trust Company of Sterne, Agee & Leach has invested in Accessor Fund shares.

Accessor Capital, the Distributor or their affiliates may elect to pay, at its own expense, additional cash or other incentives to dealers that sell or arrange for the sale of shares of the Funds. Such cash or other incentives may take the form of payment for sponsorship of conferences or meeting, attendance at pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and pre-approved sales campaigns or dealer sponsored events. Accessor Capital or the Distributor may also elect to make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Accessor Capital or the Distributor will offer such cash and other incentives only to the extent permitted by applicable law or by a self-regulatory agency such as the NASD. For the fiscal year ended 12/31/07, Accessor Capital or the Distributor made the following payments to organizations:

                                                               12/31/07

American Bankers Association                                    $5,421
Trust Education Foundation, Inc.                                $5,000
First Brokerage America LLC                                     $1,000
Pohl Consulting & Training, Inc.                                $1,500
New York Bankers Association                                    $1,265
PA Bankers Association                                            $580
MA Bankers Association                                            $650
Bridgewater Savings                                             $2,500
The Investment Center                                          $15,000
The Capital Financial Group                                    $25,500
First Citizens Investor Services                                $5,250
McDonald Advisors Inc                                             $500
FPA New Jersey                                                  $1,200
Colorado Women's Association                                      $650

DEFENSIVE DISTRIBUTION PLAN. On November 16, 2000, the Board of Directors of Accessor Funds, on behalf of the Allocation Funds, adopted a Defensive Distribution Plan ("Defensive Distribution Plan") pursuant to Rule 12b-1 of the 1940 Act. On December 27, 2000, a majority of the outstanding shareholders of the Allocation Funds approved the Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Investor Class Shares of Underlying Funds, approved an amendment to the Distribution and Service Plan pursuant to Rule 12b-1 adding provisions with respect to the Investor Class Defensive Distribution Plan. On February 21, 2002, the Board of Directors, on behalf of the Advisor Class Shares of Underlying Funds, adopted a Defensive Distribution Plan pursuant to Rule 12b-1. On April 29, 2002, a majority of the outstanding shareholders of the Advisor Class Shares of the Underlying Funds approved the Defensive Distribution Plan. On November 15, 2002, the Board of
Directors, on behalf of C Class Shares of Underlying Funds, adopted the Distribution and Service Plan under Rule 12b-1 for C Class Shares, which contains provisions with respect to the C Class Defensive Distribution Plan. On August 13, 2003, the Board of Directors, on behalf of the A Class Shares of Underlying Funds, adopted the Distribution and Service Plan under Rule 12b-1 for A Class Shares, which contains provisions with respect to the A Class Shares Defensive Distribution Plan.

Under the Defensive Distribution Plan, if the payment of management fees or administration fees by a Fund to Accessor Capital Management is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Defensive Distribution Plan specifically recognizes that Accessor Capital Management may use its past profits or its other resources, including management fees paid to Accessor Capital Management by a Fund to pay for expenses incurred in connection with providing services intended to result in the sale of the Fund's shares and/or shareholder support services. In addition, the Defensive Distribution Plan provides that Accessor Capital Management may pay significant amounts to intermediaries, such as banks, broker-dealers and other service providers, which provide those services. Currently, the Board of Directors has authorized such payments for the Funds. In addition, Accessor Capital has developed an "Accessor Retirement Plan Program" in conjunction with certain third party administrators that provides lower administrative costs to the plans because Accessor Capital may pay certain plan expenses (i.e., expenses specifically billed to the plan) for 401(k) plans or other retirement plans when the investments by the particular plan in Accessor Funds reach a certain level. Accessor Capital will pay the third party administrator upon receipt of an invoice to the plan for the agreed upon expenses. These plan expenses may be paid by Accessor Capital regardless of the class of shares in which the plan invests.

ADMINISTRATIVE SERVICES PLAN. Accessor Funds has adopted an Administrative Services Plan whereby Accessor Funds is authorized to enter into Administrative Service Agreements on behalf of the Investor Class Shares of the Funds (the "Agreements"), the form of which has been approved by the Board of Directors of Accessor Funds and each Agreement will be ratified by the Board of Directors at the next quarterly meeting after the arrangement has been entered into. Each Fund will pay an administrative services fee under the Administrative Services Plan on a monthly basis at an annual rate of up to 0.25% of the average daily net assets of the Investor Class Shares of the Fund (the "Administrative Services Fee") beneficially owned by the clients of the Service Organizations. PROVIDED, HOWEVER, that no Fund shall directly or indirectly pay any distribution related amounts that will be allocated under Accessor Funds' Distribution and Service Plan. Administrative Services Fees may be used for payments to Service Organizations who provide administrative and support servicing to their individual customers who may from time to time beneficially own Investor Class Shares of Accessor Funds, which, by way of example, may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders other accounts serviced by such financial institution; (iv) arranging for bank wires; (v)
providing  transfer  agent  or  subtransfer   agent  services,   recordkeeping,
custodian or subaccounting services with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for such services; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and Semi-Annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with our service contractors; or (viii) providing such other similar services, which are not considered "service fees" as defined in the NASD Rule 2830(b)(9), as a Fund may reasonably request to the extent the Service Organization is permitted to do so under applicable laws, statutes, rules and regulations. The Administrative Services Plan may be terminated at any time by a vote of the Qualified Directors. The Board of Directors shall review and approve the Administrative Services Plan annually and quarterly shall receive a report with respect to the amounts expended under the Administrative Services Plan and the purposes for which those expenditures were made.

ACM ADMINISTRATIVE PLAN. Accessor Funds has adopted an ACM Administrative Plan (formerly the U.S. Government Money Fund Shareholder Service Plan) whereby Accessor Capital will provide certain administrative support services to the Advisor Class Shares, Investor Class Shares, A Class Shares and C Class Shares of the U.S. Government Money Fund. The ACM Administrative Plan also authorizes Accessor Capital, in its discretion, to delegate the performance of some or all of these services to other persons ("Service Providers"); provided, however, that Accessor Capital will not delegate the performance of the services to any Service Provider that receives a separate fee for services paid under Accessor Funds' distribution and service plan as adopted under Rule 12b-1 of Investment Company Act of 1940, as amended. The U.S. Government Money Fund will pay Accessor Capital an ACM Administrative Fee on a monthly basis at an annual rate of up to 0.25% of the average daily net assets for each of the Investor Class, A Class, C Class and the Advisor Class Shares of the Fund, as applicable (the "ACM Administrative Fee"); provided, however, that the Fund shall not directly or indirectly pay any distribution related amounts for the Investor Class Shares, A Class Shares or C Class Shares that will be allocated under the Fund's Distribution and Service Plan. Services under the ACM Administrative Plan focus on providing administrative, recordkeeping and informational support in maintaining omnibus accounts of Service Organizations that invest in the Fund on behalf of its individual clients and accounts of shareholders in the Fund who invested directly through Accessor Capital. Such services include, but are not limited to, (i) answering inquiries of Service Organizations or individual shareholders regarding the status of their accounts and/or the status of an account transaction; (ii) providing information on distributions, investment returns, yields, maturity distribution, and average credit quality of the Fund and its respective Classes; (iii) providing information regarding the management of the Fund, including Fund holdings and weightings; (iv) addressing taxrelated issues relating to the Fund such as state specific holding periods on fund distributions; (v) maintaining telephone and internet support capabilities for the information described above or to other Fundrelated inquiries; and (vi) providing recordkeeping services for omnibus accounts investing in the Fund. The ACM Administrative Plan may be terminated at any time by a vote of the Qualified Directors.

The Board of Directors believes that the Distribution and Service Plan and the Administrative Services Plan will provide benefits to Accessor Funds and the ACM Administrative Plan will provide benefits to the U.S. Government Money Fund. The Board of Directors believes that the multiclass structure may increase investor choice, result in efficiencies in the distribution of Fund shares and allow Fund sponsors to tailor products more closely to different investor markets. The Board of Directors further believes that multiple classes avoid the need to create clone funds, which require duplicative portfolio and fund management expenses.

The Distribution and Service Plan, Administrative Services Plan and ACM Administrative Plan provide that each shall continue in effect so long as such continuance is specifically approved at least annually by the Directors and the Qualified Directors, and that the Directors shall review at least quarterly, a written report of the amounts expended pursuant to each plan and the purposes for which such expenditures were made.

                                    VALUATION

The NAV per share of each class of each Fund is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered (normally 4:00 p.m. Eastern time, except for the U.S. Government Money Fund, the NAV for which is calculated at 5:00 p.m. Eastern time). A business day is one on which the New York Stock Exchange, State Street Bank & Trust Company and Accessor Capital are open for business. Non-business days for 2008 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of each Fund's Shares is its net asset value, plus any applicable sales charges, next computed after the sale. A Class Shares and C Class Shares may be subject to a CDSC, as described in the Funds' prospectuses. A Class Shares are generally subject to a front-end sales load as described in the Funds' prospectuses.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, Fixed-Income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealersupplied valuations and electronic data processing techniques. short-term debt securities maturing in 60 days or less (including investments in the U.S. Government Money
Fund) are valued using amortized cost, which approximates market value.

Over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price, or, if believed to more accurately reflect the fair market value, the mean between the bid and asked prices. Overthecounter equity securities traded on the NASDAQ National Market and the NASDAQ SmallCap Markets are based on the NASDAQ Official Closing Price or, if believed to more accurately reflect the fair market value, the mean between the bid and the ask prices or, if there is no Official Price on that day, at the last sales price. All other over-the-counter equity securities, options and futures contracts are generally valued on the basis of the closing bid price or, if believed to more accurately reflect the fair market value, the mean between the bid and the asked prices.

The International Equity Fund's portfolio securities trade primarily on foreign exchanges which may trade on Saturdays and on days that the Fund does not offer or redeem shares. The trading of portfolio securities on foreign exchanges on such days may significantly increase or decrease the NAV of the Fund's shares when the shareholder is not able to purchase or redeem Fund shares.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. A discussion regarding the circumstances uner which the Funds will use fair value pricing and the effects of using fair value pricing is included in the Funds' prospectuses. Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that classes distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the classes proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the classes "NAV" per share. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes. Except for Funds that declare a distribution daily, distributions to be reinvested are reinvested without a sales charge in shares of the same class as of the exdividend date using the net asset value determined on that date, and are credited to a shareholder's account on the payment date. Dividends for the U.S. Government Money Fund are credited to a shareholder's account on the payment date.

Under certain circumstances, the per share NAV of the Investor Class Shares, A Class Shares and C Class Shares of the Funds may be lower than the per share NAV of the Advisor Class Shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Investor Class Shares, A Class Shares and C Class Shares, respectively. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

The assets of each Allocation Fund consists primarily of Advisor Class Shares of the Underlying Funds which are valued at their respective NAVs.


                            FUND TRANSACTION POLICIES

Generally, securities are purchased for the Funds (other than the U.S. Government Money Fund) for investment income and/or capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to their Money Managers.

If a Fund changes Money Managers, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Funds have no restrictions on portfolio turnover. The Funds will purchase or sell securities to accommodate purchases and sales of each Fund's shares. In addition, the Allocation Funds will purchase or sell securities to maintain or modify the allocation of each Allocation Fund's assets among the Underlying Funds within the percentage limits described in the prospectuses of the Allocation Funds. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized and increase costs to Fund shareholders. Shareholders are taxed on such gains when distributed from a Fund at ordinary income tax rates. See "Tax Information."

The Allocation Funds do not incur brokerage costs of investing in Underlying Funds but may if investing in other securities.

PORTFOLIO TURNOVER. While it is not the policy of the Funds to purchase securities with a view to short-term profits, each Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The High Yield Bond, Intermediate Fixed-Income, and Short-Intermediate Fixed-Income Funds anticipate that under normal market conditions, their annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). The portfolio turnover rate of the Growth, Value, Small to Mid Cap and International Equity Funds have exceeded and may continue to exceed 100%. The rebalancing techniques used by the Growth Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. The Mortgage Securities Fund's portfolio turnover rate has exceeded and may continue to exceed 200%. In 2005, continued low interest rates generated high levels of prepayments in the U.S. These refinancings necessitated re-investment of principal on the part of the Money Manager and resulted in turnover above 300% during the year. See the Financial Highlights to the December 31, 2005 Annual Report for details.

BROKERAGE ALLOCATIONS. The Allocation Funds invest primarily in the Underlying Funds and do not incur commissions or sales charges in connection with investing in the Underlying Funds, but they may incur such costs if they invest directly in other types of securities. The following is a description of the policy of the Underlying Funds with respect to brokerage allocation and brokerage commissions. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a markup or markdown. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreements provide in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Funds. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Management Agreements and the Money Manager Agreements authorize Accessor Capital and the Money Managers, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Funds. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or a Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services of benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services which are used both as investment research and for administrative, marketing, or other nonresearch purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Managers through brokerage commissions generated by transactions of the Funds, while the portions of the costs attributable to nonresearch usage of such products or services is paid by Accessor Capital or the Money Managers in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Managers allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Managers and those that primarily benefit Accessor Funds.

As a general matter, each Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Managers may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital or the Money Manager so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that the Funds or another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by a Fund, direct all or a portion of a Fund's transactions to brokers who pay a portion of that Fund's expenses.

Accessor Capital does not expect the Funds ordinarily to effect a significant portion of the Funds' total brokerage business with brokers affiliated with the Distributor, Accessor Capital or their Money Managers. However, a Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the 1940 Act. For the calendar years ended December 31, 2005, 2006 and 2007 no fund effected transactions with affiliated brokers.

BROKERAGE COMMISSIONS. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Funds to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Funds. Certain services received by Accessor Capital or Money Managers attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or a Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Managers are not reduced by reason of their receipt of such brokerage and research services.

The Fixed-Income Funds generally do not pay brokerage commissions.

BROKERAGE COMMISSIONS PAID BY THE FUNDS

                      FOR THE FISCAL YEAR ENDED DECEMBER 31

           FUND                      2005           2006          2007
--------------------------------------------------------------------------------

Growth                          $ 103,304          $ 197,288     $255,232
Value (1)                          71,985             56,655      193,744
Small to Mid Cap                  219,286            214,703      352,929
International Equity              169,692            511,239      847,347
High Yield Bond                   240                  3,665          210
Mortgage Securities               0                    1,309        7,381



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

(1) In 2005 of the total amount, $1,096 was directed by the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $3,018 was directed by Accessor Funds as part of a brokerage recapture program; in 2006 of the total amount $639.00 was directed by the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $1,876.00 was directed by Accessor Funds as part of a brokerage recapture program; in 2007, of the total amount of $0 was directed by the Money Manager to pay for research products or services, as described in Brokerage Allocations, above, and $0 was directed by Accesor Funds as part of a brokerage recapture program.

                                 TAX INFORMATION

TAXATION OF THE FUNDS  GENERAL

Each Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). That treatment generally relieves a Fund, but not its shareholders, from paying federal income tax on amounts distributed to shareholders.

To qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ; and (ii) net income derived from an interest in a "qualified publicly traded partnership" as defined in the Code ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and that are engaged in similar trades or businesses, or in the securities of one or more "qualified publicly traded partnerships".

If any Fund fails to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends, and noncorporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income". In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the oneyear period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. Each Fund intends to make sufficient distributions to avoid the Excise Tax.

An  Underlying  Fund  will  be  eligible  to  elect  to  "pass-through"  to  its shareholders (including an Allocation Fund) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of stock or securities of foreign corporations, and it has distributed at least 90% of its investment company taxable income. We anticipate that an Allocation Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the 50% asset test described above. See "Foreign Taxes" below.

TAXATION OF THE SHAREHOLDERS

Shareholders of each Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to a Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as, "qualified dividend income." If more than 95% of a Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", a Fund may designate, and a Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations" which are corporations that are either incorporated in a U.S. possission or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain included in income with respect to the shares (whether distributed or not). Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of that Fund, regardless of class, within 30 days before or after the disposition.

A portion of the dividends from each Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividendsreceived deduction allowed to corporations. The eligible portion may not exceed the aggregate ordinary income dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividendsreceived deduction may be subject to the federal alternative minimum tax and certain basis adjustments. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividendsreceived deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the net asset value of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. Therefore, prior to purchasing shares of any Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.

HEDGING STRATEGIES

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will affect for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

To the extent a Fund recognizes income from a "conversion transaction," as defined in section 1258 of the Code, all or part of the gain from the disposition or other termination of a position held as part of the conversion transaction may be recharacterized as ordinary income. A conversion transaction generally consists of two or more positions taken with regard to the same or similar property, where (1) substantially all of the taxpayer's return is attributable to the time value of its net investment in the transaction and (2) the transaction satisfies any of the following criteria: (a) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (b) the transaction is a straddle, within the meaning of section 1092 of the Code (see below); (c) the transaction is one that was marketed or sold to the taxpayer as producing capital gains from a transaction in which the return to the taxpayer is substantially from the time value of the net investment; or (d) the transaction is described as a conversion transaction in future regulations.

Certain futures, foreign currency contracts and nonequity options in which a Fund may invest may be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year, other than contracts with respect to which the Fund has made a "mixed straddle" election, must be "markedtomarket" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any gain or loss recognized on these deemed sales, and 60% of any realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be markedtomarket for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to the Fund. In order to make the required distributions and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Under Code section 1092, offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a Fund may constitute a "straddle." Straddles are subject to certain rules that may affect the amount, character and timing of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, deferral of losses, adjustments in the holding periods of securities and conversion of short-term into long-term cpaital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to each Fund, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

When a covered call option written (sold) by a Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

If a Fund has an  "appreciated  financial  position"   generally,  an interest
(including an interest  through an option,  futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time without increasing the cash available to the Fund. In order to distribute such gain and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the
underlying  property  or  substantially   similar  property  will  be  deemed  a
constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

FOREIGN SECURITIES AND TRANSACTIONS

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) at least 50% of the average fair market value of its assets consists of assets that produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO
RATA share of the QEF's annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the Fund did not receive those earnings and gain from the QEF. As a result, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In most instances it will be very difficult, if not impossible, to make a QEF election because of certain requirements thereof, and the Funds do not expect to make such an election.

Each Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. This election may cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to that stock. In order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable yearend, but only to the extent of any net marktomarket gains with respect to that stock included in income by the Fund for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreigncurrencydenominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and

(3) that are attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

FOREIGN TAXES

Dividends and interest received and gains realized by the International Equity Fund (and any other Fund holding foreign securities) from foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, because the amount of a Fund's assets to be invested in various countries is not known.

Each Fund, other than the International Equity Fund, expects that less than 50% of the value of its total assets will consist of stock or securities of foreign corporations. If more than 50% of the value of the International Equity Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it paid. Pursuant to the election, the International Equity Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the International Equity Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the foreign taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. If the International Equity Fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of the foreign taxes it paid and its income from sources within foreign countries and U.S. possessions.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Shareholders will not be entitled to credit their allocable portions of foreign income or withholding taxes imposed on the International Equity Fund if they have not held their shares therein for 16 days or more during the 31day period beginning 15 days before the exdistribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. However, such a shareholder would be eligible to claim a credit. Foreign shareholders may not deduct or claim a credit for foreign taxes in determining their U.S. income tax liability unless the dividends paid to them by the International Equity Fund are effectively connected with a U.S. trade or business.

FOREIGN SHAREHOLDERS

Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities ("non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at that rate on taxable dividends and other payments to non-U.S. Persons that are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For Fund taxable years beginning in 2006 and 2007, the 30% withholding tax will not apply to dividends that a Fund designates as (a) interestrelated dividends, to the extent such dividends are derived from a Fund's "qualified net interest income" or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund's "qualified short-term gain." "Qualified net interest income" is a Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. Any amounts overwithheld may be recovered by a shareholder by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to file such claims. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

STATE AND LOCAL TAXES

Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Fund is currently making a continuous offering of its shares. Each Fund receives the entire net asset value of shares sold. Each Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. Advisor Class Shares of the Funds may be purchased with no sales charge or commission. Investors may also purchase Advisor Class Shares, Investor Class Shares, A Class Shares or C Class Shares of the Funds or Institutional Class Shares of the U.S. Government Money Fund from the Distributor or through intermediaries, such as a broker-dealer, bank or other financial institutions. In the case of A Class Shares, the public offering price is the net asset value plus the applicable sales charge, if any, as set forth in the prospectus.

Each Fund reserves the right in its sole discretion to (1) suspend the offering of its shares, (2) reject purchase orders, including a purchase by exchange from another Accessor Fund, if management determines such rejection is in the best interest of the Fund, (3) increase or decrease the minimum amount required to open and maintain an account, without prior notice, and (4) reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

MINIMUM INVESTMENT EXCEPTIONS. You may purchase shares of a Fund notwithstanding the minimum investment amount and/or subsequent purchase amount if you qualify for any of the exceptions discussed below.

You may be required to provide written confirmation of your eligibility. In addition to the following, a Fund may waive or lower purchase minimums in other circumstances.

1. Omnibus or nominee accounts of financial institutions or broker-dealers registered as one account with the transfer agent; 2. Purchases made pursuant to the dividend re-investment program; 3. Employer-sponsored retirement or benefit plans (e.g. 401(k) plans) where the investment in each fund is expected to meet the minimum investment amount within a reasonable time period; 4. Participants in a 403(b) plan, 457 plan or other employer-sponsored retirement plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary; and (ii) all participants in the plan who purchase shares of an Accessor Fund do so through a single broker, dealer or other financial intermediary designated by your employer; 5. Certain Accessor Funds retirement accounts (e.g. SIMPLE IRAs) funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts; 6. Certain mutual fund wrap program accounts (an eligible wrap program must offer asset allocation services, charge an assetbased fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Accessor Funds or the Distributor); 7. Fulltime or parttime employees of Accessor Capital or any of its affiliates, Board members of Accessor Funds or the spouse or minor child of any of the foregoing; 8. Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the Distributor and current or former officers, partners and employees of banks affiliated with such broker-dealers, or the spouse or minor child of any of the foregoing; 9. Current or former partners and employees of legal counsel to Accessor Funds or the spouse or minor child of any of the foregoing; 10. Current or former directors, officers, employees, or sales representatives of any subadviser to any Accessor Fund or the spouse or minor child of any of the foregoing; 11. Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons; 12. Purchases made for purposes of correcting an error; and 13. Transfers in from a trustee, including residual interest payments.

DEALER COMMISSIONS AND COMPENSATION For A Class Shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, except for financial intermediaries or their trading agents making purchases for clients in a feebased investment program, as described in the prospectus, or employees of broker-dealer firms and registered investment advisor firms purchasing in their own account or any purchase of shares for an account at NAV or in which the sales charge would be waived. Commissions on investments in A Class Shares are paid at the following rates:

         1.00% on amounts from $1 million to $4 million, and 0.50% on amounts over $4 million and up to $10 million, and 0.25% on amounts over $10 million.

(For example, on a single purchase of $12 million, the commission would breakdown as follows: 1.00% on the first $4 million plus 0.50% on the next $6 million plus 0.25% on the last $2 million.) Commissions are based on cumulative investments and are not annually reset.

Dealer concessions may not be paid unless the Distributor can monitor the applicability of the CDSC. In addition, if a financial intermediary decides to waive receipt of the concession, Accessor Funds or the Distributor may waive any CDSC that might otherwise have applied to any such purchase. No dealer concessions are paid on any other sales of shares at net asset value. The schedule of sales charges above apply to single purchases, concurrent purchases of two or more of the Funds, and purchases made under a Letter of Intent and pursuant to the right of accumulation, both of which are described in the Prospectuses.

RIGHT OF ACCUMULATION--A CLASS SHARES ONLY. Reduced sales loads apply to any purchase of A Class Shares by you and your "immediate family" (your spouse and your children under the age of 21), where the aggregate investment including


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such  purchase  is  $50,000  or more in the Equity  Funds and  Allocation  Funds
(except the Income Allocation Fund) or $100,000 or more in the Fixed-Income Funds and Income Allocation Fund. If, for example, you previously purchased and still hold A Class Shares of an Equity Fund, with an aggregate current market value of $40,000 and subsequently purchase A Class Shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.75% of the offering price. All present holdings of A Class Shares of an Accessor Fund may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify at the time of purchase, you must notify the Transfer Agent. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

LETTER OF INTENT A CLASS SHARES ONLY. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of A Class Shares based on the total number of A Class Shares of any Accessor Fund purchased by you and your "immediate family" (your spouse and your children under the age of 21) in either a 13-month period or when you reach the minimum amount specified in the Letter of Intent (but does not include future appreciation of your investment, investments in the U.S. Government Money Fund, reinvested distributions or capital gains) pursuant to the terms and conditions set forth in the Letter of Intent. You can obtain a Letter of Intent form by calling 1800759-3504.

Each purchase you make during the 13month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. Existing holdings eligible for rights of accumulation in A Class Shares of the Accessor Funds may be credited toward satisfying the Letter of Intent. Upon reaching the minimum investment amount indicated in your Letter of Intent, the Letter of Intent is satisfied. A second Letter of Intent must be signed to receive any additional reduction in sales charges not covered by a right of accumulation. During the period covered by the first Letter of Intent, upon completion of the total minimum investment specified under the Letter of Intent, an adjustment to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the first Letter of Intent will be made in the form of additional shares credited to your account at the then current offering price applicable to a single purchase of the dollar amount of the total purchases. The dealer will be liable for the amount of any such adjustment. During the period covered by the second Letter of Intent, upon completion of the total minimum investment specified under the Letter of Intent, an adjustment to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the second Letter of Intent will be made in the form of additional shares credited to your account at the thencurrent offering price applicable to a single purchase of the dollar amount of the total purchases. The dealer will be liable for the amount of any such adjustment.

If total purchases are less than the amount specified, the offering price of the shares you purchased during the 13month period will be adjusted to reflect the sales load applicable to aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorneyinfact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of A Class Shares of the Fund to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase A Class Shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the thencurrent net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

A CLASS SHARE PURCHASES NOT SUBJECT TO SALES CHARGES Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN 24 MONTHS OF PURCHASE and where the broker has received the dealer concession of up to 1% as described above.

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

Employer-sponsored defined contributiontype plans investing $1 million or more and with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the Accessor Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest at net asset value and are not subject to a CDSC.

403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the Accessor Funds are principal investment options; and (ii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more and having 100 or more eligible employees.

Retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its A Class Shares Plan of Distribution on investments made with no initial sales charge.

In addition, A Class Shares may be sold at net asset value to:

(1) current registered representatives, retired registered representatives with respect to accounts established while active, or fulltime employees (and their spouses, parents, and children) of dealers who have sales agreements with the Distributor (or who clear transactions through such dealers) or fulltime employees (and their spouses, parents and children) of banks who are affiliated with such dealers; and plans for such persons or the dealers;

(2) current and retired registered investment advisers, with respect to accounts
established  while  active,  registered  with  the  Distributor,   or  fulltime
employees (and their spouses, parents, and children) of registered investment advisers registered with the Distributor and plans for such persons;

(3) companies exchanging securities with Accessor Funds through a merger, acquisition or exchange offer;

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON A CLASS SHARES Except as described above, a CDSC of 1% applies to redemptions of A Class Shares of the Accessor Funds, other than the U.S. Government Money Fund, made within 24 months following the purchase of A Class Shares of $1 million for which a broker has received a dealer concession, as described above. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for A Class and C Class Shares" below.

No sales charge is included in the public offering price of other classes of Fund shares. Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Funds. Shares of the Funds will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the net asset value next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. If Accessor Capital receives a purchase order for shares of the U.S. Government Money Fund marked "Same Day Settlement" and investment monies are wired prior to 5:00 p.m. Eastern time, the shareholder will be entitled to receive that day's dividend. Neither the Funds nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the particular Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Funds. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and a Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary. The order will be priced at the NAV next computed after the order is received.

Each Fund reserves the right to suspend the offering of shares for a period of time. The Funds also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of a Fund. A Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Investor Class Shares of the Funds and Institutional Class Shares of the U.S. Government Money Fund are expected to be available through industry recognized service providers of fund supermarkets or similar programs ("Service Organizations") that require customers to pay either no or low transaction fees in connection with purchases or redemptions. Certain features of the Investor Class Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct charges, which charges or fees would not be imposed if Investor Class Shares or Institutional Class Shares of the U.S. Government Money Fund are purchased directly. Therefore, a client or customer should contract the Service Organization acting on their behalf concerning the fees (if any) charged in connection with a purchase or redemption of Investor Class Shares. Service Organizations are responsible for transmitting to their customers a schedule of any such fees and conditions. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to a Fund in accordance with their agreements with clients or customers.

For nondistribution related administration, subaccounting, transfer agency and/or other services, Investor Class Shares of a Fund may pay Service Organizations and certain record keeping organizations with whom they have entered into agreements pursuant to the Administrative Services Plan. The fees payable to any one Service Organization or recordkeeper is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the fee schedule of the Service Organization or recordkeeper.

Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order, reduced for A Class Shares and C Class Shares by any applicable CDSC. Payment will ordinarily be made within seven days and will be wiretransferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If the Distributor or transfer agent receives a redemption request in good order from a shareholder of the U.S. Government Money Fund by 3:00 p.m. Eastern time marked "Same Day Settlement", the shareholder will be entitled to receive redemption proceeds by wire on the same day. Shareholders of the U.S. Government Money Fund who elect this option should be aware that their account will not be credited with the daily dividend on that day. If requested in writing, payment will be made by check to the account owners of record at the address of record. The Transfer Agent charges a processing fee of $10.00 for each redemption check requested by a shareholder, which processing fee may be waived by the Transfer Agent at its discretion.

The Funds may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will a Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes


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

should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for a Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to a Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for a Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of a Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorneyinfact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.

MARKET TIMING POLICY. The Funds are intended for long term investment purposes. The Funds will take steps to deter frequent purchases and redemptions in Fund shares ("market timing activities"). "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the fund's NAV does not fully reflect the value of the fund's holdings for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Such short-term trading activity has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. The Funds will take reasonable steps to discourage short-term trading and the Board of Directors has adopted the following policies and procedures with respect to preventing market timing of the Funds by shareholders.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. Shareholders who redeem or exchange their shares of the Equity Funds or the High Yield Bond Fund acquired by purchase or exchange within the preceding 90 days will be assessed a fee of 2.00% of redemption, which will be paid to the respective Fund. This redemption fee does not apply to certain categories of redemptions that do not raise short-term trading concerns as determined in the sole discretion of the Funds (and Accessor Capital, on behalf of Funds). These categories include, but are not limited to, the following:

          1. Withdrawals made pursuant to the systematic withdrawal program.
          2. Redemptions due to the death of a shareholder;
          3. Redemptions due to required minimum distributions from an Accessor Funds IRA or other retirement plan;
          4. Redemptions within certain pension plans as required by law or regulatory authorities;
          5. Return of excess contributions in retirement accounts where the excess is reinvested into the Funds;
          6. Redemptions resulting in the settlement of an estate due to the death of the shareholder; and
          7. Reinvested distributions (dividends and capital gains).

In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Funds' policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Funds' Systematic Withdrawal Plan described in the Funds' Prospectus.

The Funds have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Funds' market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Funds. The Funds cannot ensure that these financial intermediaries will in all cases apply the policies of the Funds to accounts under their control.

The Funds apply these policies and procedures to all shareholders. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future. The Funds cannot ensure that they will be able to identify all cases of market trading and excessive trading, although they believe they have adequate procedures in place to attempt to do so.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

AUTOMATIC INVESTMENT PLANS. Shareholders may establish an Automatic Investment Plan (AIP) with Accessor Funds whereby investments in any of the Accessor Funds are made automatically on a regularly basis (e.g., bimonthly, monthly, quarterly). You may authorize regular electronic transfers of $100 or more from

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your bank  checking  account to purchase  shares of one or more  Accessor  Funds based on instructions provided to the Transfer Agent. To enroll in the AIP, fill out and sign the Account Options Form and mail or fax (2062244274) the completed form to Accessor Funds 15 days prior to the initial purchase. If you pay with an electronic transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each Fund or the Transfer Agent, and the Fund can redeem shares you own in this or another identically registered Accessor Fund account as reimbursement. Each Fund and its agents have the right to cancel any purchase, exchange, or redemption due to nonpayment. In the event that your purchase fails for any reason (e.g., insufficient funds), the Transfer Agent will notify you in writing. You will not be able to resend your investment for that period at the price on the day the purchase should have been made. Should your purchase fail a second time for any reason, the Transfer Agent will notify you in writing that your AIP is stopped and you will not be allowed to reopen an AIP.

INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS. Assets from a retirement plan (plan assets) may be invested in any class of shares of the Accessor Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions contained in the fund's current prospectus and statement of additional information.

An IRA rollover involving plan assets that offered an investment option including any of the Accessor Funds, may be invested in: 1) A Class Shares at net asset value; 2) A Class Shares subject to the applicable initial sales charge; or 3) C Class Shares. Plan assets invested in A Class Shares with a sales charge, or C Class Shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.

Plan assets invested in A Class Shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to A Class Share investments of $1 million or more (see "Dealer Commissions and Compensation" above).

IRA rollovers that do not indicate which share class plan assets should be invested in will be rejected.

EXCHANGES. You can exchange A Class or C Class Shares from one Fund into A Class or C Class Shares, respectively, of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any Fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

Shares of other classes of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through re-investment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the transfer agent of your prior ownership of Fund shares and your account number.

REDEMPTIONS OF A CLASS SHARES AND C CLASS SHARES. As described in the Prospectus, A Class Shares are offered at net asset value with an initial sales charge, if applicable. A CDSC of 1.00% will be assessed at the time of redemption of A Class Shares purchased without an initial sales charge as part of an investment of $1 million or more and redeemed within 24 months of purchase, except for direct purchases in the U.S. Government Money Fund. The Distributor may pay Service Organizations an amount up to 1% of the net asset value of A Class Shares as described above. C Class Shares are offered at net asset value without an initial sales charge but are subject to a CDSC of 1.00% upon redemption during the first year. For purposes of the CDSC, an exchange of A Class Shares or C Class Shares from one Fund to another Fund of the same class is not considered a redemption or a purchase (there may, however, be tax implications with respect to exchanges see Tax Information above). In determining whether a CDSC is applicable to a redemption of A Class Shares and C Class Shares, the calculation will be determined in the manner that results in the lowest rate being charged. For C Class Shares subject to a CDSC, it will be assumed that the redemption is the first of any shares that have been in the shareholder's fund account for over a year, and second of any shares that have been in the shareholder's fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted form the redemption, not the amount remaining in the account.

CDSC Waivers for A Class and C Class  Shares.  You will not be charged a CDSC on
(i) appreciation on your A Class Shares or C Class Shares above the purchase price; (ii) shares you acquired through re-investment of dividends or capital gains distributions; or (iii) shares purchased through a Service Organization that did not receive advanced sales payments or commissions.

In the following circumstances, the CDSC charged on redemptions of A Class Shares and C Class Shares is waived:

RETIREMENT PLANS. Shares redeemed on account of distributions made under the following circumstances:

o Individual Retirement Accounts ("IRAs")

         >> Death or disability of the IRA owner.

o Section 401(a) Plans ("401(a) Plans") and Section 403(b) Employer Sponsored Plans ("ESP Plans")

         >> Death, disability or retirement of 401(a) or ESP Plan participant;

         >> Loan from 401(a) or ESP Plan;

         >> Financial hardship (as defined in Treasury Regulation Section 1.401(k)1(d)(2), as amended from time to time);

         >> Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

         >> Taxfree return of excess 401(a) or ESP Plan contributions;

o IRAs, 401(a) Plans, ESP Plans, SRO Plans and SARSEP Plans;

         >> Salary Reduction Simplified Employee Pension Plans ("SARSEP
            Plans");
         >> Distributions made on or after the IRA owner or the 401(a), ESP or
         SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under
Code
         rules;
         >> Death or disability of a SARSEP Plan participant.

SYSTEMATIC WITHDRAWAL PLAN. Redemptions of A Class Shares pursuant to the systematic withdrawal plan unless your account falls below $100,000 within 24 months of your initial purchase. Redemptions pursuant to the Systematic
Withdrawal Plan unless your account falls below $2,000 within one year of its opening.

DEATH OF OWNER. Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferral of the shares from the estate) if the shares were held solely in the deceased individual's name, or for the benefit, of the deceased individual.

DISABILITY OF OWNER. Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Transfer Agent or the Distributor).

If you think you are eligible for the elimination or waiver of a CDSC, please contact your financial intermediary or Accessor Funds. Certain waivers will only apply upon notice of qualification upon the purchase of A Class Shares and C Class Shares. Accessor Funds may terminate the elimination or waiver of CDSC on A Class Shares and C Class Shares at any time.

FINANCIAL STATEMENTS

Accessor Funds' audited financial statements for the fiscal year ended December 31, 2007 and unaudited financial statements for the period ended June 30, 2007, are contained in the Annual and Semi-Annual Reports to Shareholders, respectively, which are incorporated herein by this reference and, unless previously provided, will be delivered together herewith.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Accessor Capital, subject to the Board's continuing oversight. Accessor Capital in turn has, where applicable, delegated responsibility for voting proxies to the individual Money Managers. Accessor Capital and the Money Managers each have their own proxy voting policies and procedures which the Board has reviewed. Accessor Capital's and the Money Managers' policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Accessor Capital or the Money Managers will act in a prudent and diligent manner for the benefit of the Accessor Funds. Accessor Capital's and the Money Managers' policies and procedures include specific provisions to determine when a conflict exists between the interests of a Fund and the interests of Accessor Capital or the Money Manager, as the case may be. Copies of the proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C. Information on how the Funds voted proxies relating to portfolio securities during the 12month period ended June 30, 2005 will be available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at http://www.sec.gov.

APPENDIX A


                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                                      A1

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An  obligor  rated  'AA'  has  VERY  STRONG   capacity  to  meet  its  financial
commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higherrated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLYVULNERABLE.

PLUS (+) OR MINUS ():

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      A2

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect indepth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG1  Notes bearing this designation are of the best quality,  enjoying strong
protection  from  established  cash  flows,   superior   liquidity   support  or
demonstrated broadbased access to the market for refinancing.

MIG2 Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

                                      A3

SP1 This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP2 This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2 This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

A3 This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



























                                      A4

APPENDIX B
                      PROXY VOTING POLICIES AND PROCEDURES




                              ACCESSOR FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES



I.       ACCESSOR FUNDS' POLICY STATEMENT

         Accessor Funds, Inc. ("Accessor"), on behalf of each of its portfolios (each a "Fund" and together the "Funds") is firmly committed to ensuring that proxies relating to the Funds' securities are voted in the best interests of the Funds' shareholders. The following policies and procedures have been established to implement Accessor's proxy voting program.

II.      ACCESSOR FUNDS' PROXY VOTING PROGRAM

         Accessor Capital Management LP ("Accessor Capital") serves as the Funds' investment manager. Accessor Capital is responsible for the selection and ongoing monitoring of investment subadvisers (the "SubAdvisers") who provide the day-to-day portfolio management for each Fund. Accessor has delegated proxy voting responsibility to Accessor Capital. Because Accessor Capital views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable SubAdviser. The primary focus of Accessor's proxy voting program, therefore, is to seek to ensure that the SubAdvisers have adequate proxy voting policies and procedures in place and to monitor each SubAdviser's proxy voting. These policies and procedures may be amended from time to time based on Accessor's experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.     ACCESSOR CAPITAL'S DUE DILIGENCE AND COMPLIANCE PROGRAM

         As part of its ongoing due diligence and compliance responsibilities, Accessor Capital will seek to ensure that each SubAdviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Accessor Capital will review each SubAdviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the SubAdviser to manage a Fund and on at least an annual basis thereafter.

IV.      SUBADVISERS' PROXY VOTING POLICIES AND PROCEDURES

         Each SubAdviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

         A. Written Policies and Procedures: The SubAdviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Accessor and Accessor Capital, upon request, copies of such policies and procedures.

         B. Fiduciary Duty: The SubAdviser's policies and procedures must be reasonably designed to ensure that SubAdviser votes Fund securities in the best interest of the Fund.

         C. Conflicts of Interest: The SubAdviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxyrelated conflicts of interest between the SubAdviser (including its affiliates) and the Funds before voting Fund proxies.

                  D. Voting Guidelines: The SubAdviser's policies and procedures must address with reasonable specificity how the SubAdviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

                  E. Monitoring Proxy Voting: The SubAdviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of the Funds in a timely and efficient manner.

         F. Record Retention and Inspection: The SubAdviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The SubAdviser must provide to Accessor and Accessor Capital such information and records with respect to proxies relating to the Funds' securities as required by law and as Accessor or Accessor Capital may reasonably request.

V.       DISCLOSURE OF ACCESSOR'S PROXY VOTING POLICIES AND PROCEDURES AND
         VOTING RECORD

         Accessor Capital, on behalf of Accessor, will take reasonable steps as necessary to seek to ensure that Accessor complies with all applicable laws and regulations relating to disclosure of Accessor's proxy voting policies and procedures and its proxy voting record. Accessor Capital (including, at its option, through thirdparty service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the SubAdvisers with respect to the Funds' securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Accessor's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.      REPORTS TO ACCESSOR'S BOARD OF DIRECTORS

         Accessor Capital will periodically (but no less frequently than annually) report to the Board of Directors with respect to Accessor's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the SubAdvisers with respect to Fund securities and any other information requested by the Board of Directors.

Adopted: August 13, 2003

                         ACCESSOR CAPITAL MANAGEMENT LP
                      PROXY VOTING POLICIES AND PROCEDURES
                            (ADOPTED AUGUST 18, 2003)

         Accessor Capital Management LP ("Accessor Capital") serves as the investment adviser to the series of the Accessor Funds, Inc. (each a "Fund" and together the "Funds"), which are Accessor Capital's only clients. In that capacity Accessor Capital has adopted these policies and procedures in accordance with Rule 206(4)6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that Accessor Capital administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I.       POLICY

         In the typical course of Accessor Capital's business, voting of proxies of individual securities is delegated to the respective subadvisers retained to oversee and direct the investments of the Funds. Each subadviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.

         Where a material conflict exists in the voting of proxies by a subadviser, Accessor Capital will retain the authority to vote such proxy on behalf of the Funds or determine that the subadviser may vote such proxy in compliance with their proxy voting policies regarding material conflicts.

         In limited instances, transitional securities may be held in an account and may not be overseen by a subadviser or Accessor Capital may determine that a subadviser has a material conflict with a vote and determine that it is in the best interests of the Funds for the proxy to be voted by Accessor Capital. In those cases, it is Accessor Capital's policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Accessor Capital to vote such proxies in a manner that is consistent with the Funds' best interests.

II.      RESPONSIBILITY

         In most cases, voting of proxies is delegated to the respective subadviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a subadviser, the proxy voting committee of Accessor Capital, which consists of the Investment Department and the Compliance Department, (the "Proxy Committee") will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund's best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III.     PROCEDURES

         In the limited instances of voting of proxies not delegated to subadvisers or forwarded to the Funds as mentioned above, Accessor Capital will
(i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and
(iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

         Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund's investment, including how its vote will economically impact and affect the value of a Fund's investment.

         Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV.      CONFLICTS OF INTEREST

         Accessor Capital may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

         A.       IDENTIFYING CONFLICTS OF INTEREST

         The Proxy Committee will seek to identify Accessor Capital conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Accessor Capital's senior management. The Proxy Committee may determine that Accessor Capital has a conflict of interest as a result of the following:

         1. Significant Business Relationships The Proxy Committee will consider whether the matter involves an issuer or proponent with which Accessor Capital, its members, officers or employees have a significant business relationship. Accessor Capital, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for Accessor Capital, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

         2. Significant Personal or Family Relationships The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Accessor Capital who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Accessor Capital votes the proxy. Employees of Accessor Capital, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Accessor Capital's Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

         B.       DETERMINING WHETHER A CONFLICT IS MATERIAL

         In the event that the Proxy Committee determines that Accessor Capital has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is "material". The Proxy Committee may determine on a casebycase basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Accessor Capital's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

         C.       VOTING PROXIES INVOLVING A MATERIAL CONFLICT

         In the event that the Proxy Committee determines that Accessor Capital has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

         o fully disclose the nature of the conflict to the Funds and obtain the Funds' consent as to how Accessor Capital
             Management LP shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

         o contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

         o vote on the proposal and, in consultation with the Compliance Officer, detail how Accessor Capital's material conflict did not influence the decisionmaking process.

         The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

         D.       DOCUMENTING CONFLICTS OF INTEREST

         The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Accessor

Capital does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Accessor Capital.

V.       RECORDKEEPING AND DISCLOSURE

         Accessor Capital maintains the following books and records required by Rule 2042(c)(2) under the Advisers Act for a period of not less than five years:

         o a copy of these proxy voting policies and procedures, including all amendments hereto;

         o a copy of each proxy statement received regarding Fund securities, provided, however, that Accessor Capital may rely on the proxy statement filed on EDGAR as its record;

         o a record of each vote Accessor Capital casts on behalf of the Funds;

         o a copy of any document created by Accessor Capital that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

         o a copy of each written Fund request for information on how Accessor Capital voted proxies on behalf of the Funds; and

         o a copy of any written response by Accessor Capital to any Fund request for information on how Accessor Capital voted proxies on behalf of the requesting Fund.

         At least annually, Accessor Capital will provide the Funds' Board of Directors with a copy of its proxy voting policies and procedures and advise the Board that it may obtain information about how Accessor Capital voted the Funds' securities. Information about how the Funds securities were voted or a copy of Accessor Capital's proxy voting policies and procedures free of charge by written request addressed to Accessor Capital.



Approved:  August 18, 2003

Proxy Voting

         For all ERISA accounts, SMITH GROUP as fiduciary is required to vote proxies unless the plan sponsor delegates the responsibility to another party. For non-ERISA accounts, the client directs who is to vote proxies in the contract.

         SMITH GROUP has a written policy for the voting of proxies. SMITH GROUP believes that voting client proxies is an important tool for maintaining long-term shareholder value for its clients in conjunction with the overall portfolio management process. This policy is designed to ensure that these ideals are effectively maintained in accordance with the client's best interests.

         Policies and Procedures

         Voting Responsibility and Oversight - An advisory committee has been established by SMITH GROUP that consists of senior members of the management team as well as senior portfolio managers and the CCO. It is this committee's responsibility to construct SMITH GROUP's overall voting guidelines as well as the procedures in order to ensure compliance. SMITH GROUP has also identified a member of the committee as the proxy voting manager, whose duty it is to administer these procedures on an ongoing basis. The committee meets regularly to address ongoing issues and adapt guidelines to meet changes in the corporate governance environment.

         Procedures - To ensure proper implementation of SMITH GROUP's stated proxy guidelines, SMITH GROUP has adopted the following procedures for voting proxies.

o For each client with which SMITH GROUP has stated proxy voting authority, as outlined in its advisory contract, the custodial bank or trustee has been instructed to forward proxy materials to SMITH GROUP's designated voting delegate.
o SMITH GROUP has contracted with a third party service provider to help with administrative functions such as collecting and sorting proxy materials. This relationship has been established to help SMITH GROUP with the administrative and research portion of its proxy voting responsibility.
o Proxy items that do not fall under the stated guidelines set forth by SMITH GROUP are reviewed on a case-by-case basis by the proxy-voting manager and voted in the client's best interest as determined by the proxy committee.
o SMITH GROUP will make copies of its polices and procedures available to all of its clients upon request. Details on how a particular client's proxies were voted are also available on request.

         Conflicts of Interest - There may be certain situations that arise where SMITH GROUP's interests potentially conflict with the interests of the client. These situations could include:

o SMITH GROUP provides advisory services to public firms that the company also owns in its clients portfolio.
o SMITH GROUP, its affiliates, and/or its employees have business or personal relationships with public firms that SMITH GROUP also holds in its client portfolios.
o SMITH GROUP may be partially owned by a publicly traded company whose shares may also be held for its client's portfolios.

         If these situations arise and management is soliciting proxy votes, the following guidelines will be applied:

o If the proxy voting guidelines already determine a course of action, votes will be cast according to the guidelines.
o If the proxy item does not fall under the specified guidelines or have been identified to be voted on a case-by-case basis, votes will be cast in accordance with an independent third party corporate governance consultant. The consultant has been contracted by the adviser to provide guidance on proxy items determined to be in the best interest of SMITH GROUP's clients.

         Proxy Voting Record Keeping - SMITH GROUP will maintain records of all policies, procedures and guidelines as well as any amendments or updates. In addition, SMITH GROUP will maintain records of proxy votes recorded for each client and any documentation that was used to determine the basis on which to vote the specific item. Client requests for documentation will also be maintained by SMITH GROUP in order to comply with current rules and regulations governing proxy voting.

                          ACADIAN ASSET MANAGEMENT LLC
                               Proxy Voting Policy
                              (as of January 2008)

Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian's clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian's voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained Risk Metrics (formerly ISS) to research and vote its proxies. Risk Metrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on Risk Metrics to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian's voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to Risk Metrics to implement when voting proxies involving that client's portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, beginning May 1, 2007, Acadian will instruct Risk Metrics to cease voting proxies in so-called "share blocking" markets. Share-blocking markets (a list is included below) are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client's portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked.

Shareholders who do not vote are not subject to the blocking procedure. As of March 2007, the markets identified as share blocking are as follows: Argentina, Austria, Belgium, Czech Republic, Egypt, Greece, Hungary, Italy, Latvia, Luxembourg, Mauritius, Morocco, the Netherlands, Norway, Poland, Portugal, Slovak Republic, Switzerland and Turkey.

Acadian also reserves the right to override Risk Metrics vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the Risk Metrics recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the Risk Metrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian's interests. In these situations Risk Metrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and Risk Metrics before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and
(iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by Risk Metrics. The policies have been developed based on Risk Metrics independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change these policies from time to time without providing notice of changes to clients. Risk Metrics proxy voting policies include:

Management Proposals: Proposals introduced by company management will generally be voted in accordance with management's recommendations on the following types of routine management proposals:

o    Election of Directors (uncontested)
o    Approval of Independent Auditors
o    Executive Compensation Plans
o Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans.

Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Proxies will generally be voted against proposals motivated by political, ethical or social concerns. Proposals will be examined solely from an economic perspective. Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals: Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis. These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders' existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. The following are examples of proposals that are voted on a case-by-case basis:

o    Reorganizations/Restructurings
o    Amendments to the Articles of Association
o    Non-Executive   Director  Compensation  Proposals  (cash  and  share  based components)
o    Increasing Borrowing Powers
o    Debt Issuance Requests

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with Risk Metrics including ensuring proxies Acadian is responsible to vote are forwarded to Risk Metrics, overseeing that Risk Metrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After Risk Metrics is notified by the custodian of a proxy that requires voting and/or after Risk Metrics cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, Risk Metrics will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by Risk Metrics Global Proxy Distribution Service and ADP's Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. Risk Metrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Acadian will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

Proxy Voting Record

Acadian's Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ Risk Metrics voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Acadian's Marketing Service Representative, PersonNameAmy Conklin, at 1-800-946-0166. The report will be provided free of charge.

                       [GRAPHIC]LOS ANGELES CAPITAL
                                MANAGEMENT


                             PROXY VOTING PROCEDURES


I.       INTRODUCTION

                 Los Angeles Capital Management (LACM) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

II. STATEMENT OF POLICIES AND PROCEDURES


       A.     Client's Best Interest
              LACM's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. We are able to accomplish this by employing Glass, Lewis & Co. to act as an independent voting agent on our behalf thereby minimizing any conflicts that could arise. Glass, Lewis & Co. provides objective proxy analysis, voting recommendations and manages the operational end of the process, ensuring compliance with all applicable laws and regulations.

       B.     Case-by-Case Basis
              Although we have established guidelines which were developed in conjunction with Glass, Lewis & Co., and we have a pre-determined voting policy, we retain the right to ultimately cast each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances at the time of the vote.

       C.     Conflicts of Interest
              Any material conflicts that arise are resolved in the best interest of clients. We believe by employing Glass, Lewis & Co. to monitor and vote all proxies on our behalf, we are able to minimize the extent to which there may be a material conflict between LACM's interests and those of our clients. Most votes are based on a pre-determined policy while case by case votes are made by utilizing recommendations of Glass, Lewis & Co.

       D.     Limitations

                  1. Limited Value. LACM reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

                  2. Special Considerations. Certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

                         a.  Mutual Funds

                           (1) Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940.(4)

                           (2) Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund.

                           (3) Proxies of portfolio companies will be voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

                         b.  ERISA Accounts

                           (1) Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

                           (2) From time to time, LACM may engage in active monitoring and communications with the issuer with respect to ERISA accounts, particularly while maintaining a long-term or relatively illiquid investment in the issuer. This may be achieved through a variety of means, including exercising the legal rights of a shareholder.

       E.     Client Direction
              LACM recognizes that a client may issue directives regarding how particular proxy issues are to be voted for the client's portfolio holdings. LACM will require that the contract provides for such direction including instructions as to how those votes will be managed in keeping with the client's wishes particularly when it is different from the adviser's policies and procedures.

       F.     Basis for Formulation
              LACM has developed procedures and proxy voting guidelines that outline the general principals and philosophy behind our proxy voting program. Specifically, LACM has contracted to have Glass, Lewis & Co. manage the proxy voting for all of the firm's accounts. In addition, LACM has created and adopted a procedures statement and a guideline statement which it has instructed Glass, Lewis & Co. to implement.

              LACM may also incorporate information gathered from other sources beyond Glass, Lewis & Co. These include:

                  1. Source of Information. The adviser may conduct research internally and/or use the resources of an independent research consultant.

                  2. Information. The adviser's policies and procedures may be based on the following information: legislative materials, studies of corporate governance and other proxy voting issues, and/or analyses of shareholder and management proposals by a certain sector of companies, e.g. Fortune 500 companies.

       G.     Shareholder Activism
              The firm does not actively engage in shareholder activism, such as dialogue with management with respect to pending proxy voting issues.

       H.     Availability of Policies and Procedures
              LACM will provide all clients with a copy of the policies and procedures upon request, however, please note they may be updated periodically.

       I.     Disclosure of Vote
              Clients may request at any time a copy of our voting records for their account by simply making a formal request to LACM.

              1. Clients LACM will make this information available to an advisory client upon its request within a reasonable time period and in a manner appropriate to the nature of the advisory business. For further information, please contact Carin Madden of LACM at 310-479-9878.

              2. Third Parties LACM has a general policy of not disclosing to third parties how it (or its voting delegate) voted a client's proxy.

       III. RESPONSIBILITY AND OVERSIGHT

       A. Designated Individual or Committee LACM has a designated compliance officer who has the responsibility for administering and overseeing the proxy voting process. In addition there is a Proxy Committee who formally approves and reviews all proxy guidelines, procedures and voting records.

       B. Duties of the Compliance Officer and the Proxy Committee.

              1. Develop, authorize, implement and update the policies and procedures;

              2. Oversee the proxy voting process;

              3. Monitor legislative and corporate governance developments and coordinate any corporate or other communication related to proxy issues;

              4. Engage and oversee the third-party vendor, Glass, Lewis & Co., to review, monitor, and/or vote proxies;

              5. The committee will meet as necessary to fulfill its responsibilities.


       IV. PROCEDURES

       A. Client Direction LACM's responsibility for voting proxies are determined generally by the obligations set forth under each advisory contract.

              1. ERISA Accounts Voting ERISA client proxies is a fiduciary act of plan asset management that must be performed by the adviser, unless the voting right is retained by a named fiduciary of the plan. (DOL Bulletin 94-2)

              2. Change in Client Direction. LACM, while accepting direction from clients on specific proxy issues for their own account, reserves the right to maintain its standard position on all other client accounts.

       B.     Process of Voting Proxies

              1. Obtain Proxy Registered owners of record, e.g. the trustee or custodian bank, that receive proxy materials from the issuer or its information agent, or an ERISA plan are instructed to sign the proxy in blank and forward it directly Glass, Lewis & Co., the voting delegate.

                  a. Securities Lending. LACM may recall securities that are part of a securities lending program for materially important votes.


              2. Match Each proxy received is matched to the securities to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies within a reasonable time.

              3. Categorize Each proxy is reviewed and categorized according to issues and the proposing parties.

              4. Conflicts of Interest Each proxy is reviewed by the proxy administrator or committee member to assess the extent to which there may be a material conflict between the adviser's interests and those of the client. Upon notifying the client of the conflict and unless the client issues a specific directive to LACM on how to vote, LACM will vote in accordance with a pre-determined policy based on the recommendations of Glass, Lewis & Co. If the client issues a directive that clearly creates a conflict of interest for LACM, the client will be given two options. One option will be to vote its own proxy on that issue and the other will be to turn the decision over to another independent third party to vote.

              5. Vote Glass, Lewis & Co. then votes the proxy in accordance with the firm's policies and procedures and returns the voted proxy to the issuer or its information agent.

              6. Review Glass, Lewis & Co. has the responsibility to ensure that materials are received by LACM in a timely manner. In addition they monitor and reconcile on a regular basis the proxies received against holdings on the record date of client accounts over which we have voting authority. This ensures that all shares held on the record date, and for which a voting obligation exists, are voted.


       C. Voting Delegate. LACM has engaged Glass, Lewis & Co. as a service provider to assist with administrative functions. Glass, Lewis & Co. is charged with the following duties.

               I . Documentation. Glass, Lewis & Co. will document any decision to delegate its voting authority to a voting delegate.

              2. Final Authority. Despite the relationship with Glass, Lewis & Co., LACM retains final authority and fiduciary responsibility for proxy voting.

              3. Consistency. LACM has verified that Glass, Lewis & Co.'s procedures are consistent with LACM's policies and procedures.

              4. Reports. Glass, Lewis & Co. uses an online system where LACM has access to all proxy ballots and votes therefore we are able to generate any report as needed at any time.

       D.     Recordkeeping

               1. Section 204 Glass, Lewis & Co. maintains all records of proxies voted pursuant to Section 204-2 of the Advisers Act.

              2.  Contents

                  a. As required by Rule 204-2(c): (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (3) a record of each vote cast (maintained at Glass, Lewis & Co. who will provide a copy promptly upon request); (4) a copy of any document created by LACM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and LACM's written response to any (written or oral) client request for such records.

                  b. For ERISA accounts, LACM is required to maintain accurate proxy voting records (both procedures and actions taken in individual situations) to enable the named fiduciary to determine whether LACM is fulfilling its obligations. (DOL Bulletin 942) Retention may include:

                      (1) issuer name and meeting;

                      (2) issues voted on and record of the vote;

                      (3) number of shares eligible to be voted on the record date; and

                      (4) numbers of shares voted.

              3. Duration Proxy voting books and records will be maintained at Glass, Lewis & Co., who will provide copies of those records promptly upon request, for a period of five years.

[GRAPHIC]


                          PICTET'S PROXY VOTING POLICY














TABLE OF CONTENTS
----------------------------------------------------------------------
GLOBAL PROXY VOTING POLICY..................................................4
BOARD SIZE.................................................................17
INTRODUCTION OF MANDATORY AGE OF RETIREMENT................................17
ALTERING BOARD SIZE........................................................17
AUTHORIZED CAPITAL SYSTEM..................................................18
CONDITIONAL CAPITAL SYSTEM.................................................18
STOCK OPTION PLANS.........................................................36
SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN.....................37
EXERCISE PRICE.............................................................37
EXERCISE PRICE DISCOUNTS...................................................37
PLAN ADMINISTRATION........................................................37
ELIGIBILITY AND PARTICIPATION..............................................37
PERFORMANCE CRITERIA AND VESTING PROVISIONS................................38
ISSUE TERMS................................................................38
OPTION REPRICING...........................................................38
FINANCIAL ASSISTANCE.......................................................38
PLANS FOR INTERNATIONAL EMPLOYEES..........................................39
STOCK APPRECIATION RIGHTS..................................................39
PHANTOM STOCK OPTION PLANS.................................................39
SUPER OPTIONS..............................................................39
RESTRICTED STOCK...........................................................39
DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS..........39
INCENTIVE PLANS............................................................39
SHARE PURCHASE PLANS.......................................................40
ELIGIBILITY................................................................40
LOAN TERMS.................................................................40
GRANTS OUTSIDE OF PLANS....................................................40
CORPORATE GOVERNANCE PROPOSALS.............................................44
SOCIAL AND ENVIRONMENTAL PROPOSALS.........................................45
REPORT ON ENVIRONMENTAL POLICIES...........................................45
ADOPTION OF "CERES PRINCIPLES".............................................45
ADOPTION OF "MACBRIDE PRINCIPLES"..........................................45
CONTRACT SUPPLIER STANDARDS................................................46
CORPORATE CONDUCT AND HUMAN RIGHTS.........................................46

PICTET PROXY VOTING POLICY STATEMENT AND GUIDELINES
----------------------------------------------------------------------


FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS


Pictet General Recommendation & Policy

Vote FOR approval of financial statements and director and auditor reports, unless:

o    there are concerns about the accounts  presented or audit  procedures used;
     or

o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Discussion

Most companies submit these reports to shareholders for approval, and this is one of the first items on most agendas. The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The directors report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The audit report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most audit reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION


Pictet General Recommendation & Policy

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

o there are serious concerns about the accounts presented or the audit procedures used; o the auditors are being changed without explanation; or

o non audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.


Discussion

Most major companies use one of the major international auditing firms to conduct their audits. As such, concerns about the quality and objectivity of the audit are minimal, and the reappointment of the auditor is usually a routine matter. Audit fees tend to be highly competitive and vary little between companies. However, if a company proposes a new auditor or an auditor resigns and does not seek re-election, companies should offer an explanation to shareholders. If shareholders request an explanation for a change in auditor and the company or retiring auditor fails to provide one, Pictet will vote against the election of a new auditor. If an explanation is otherwise unavailable, Pictet will abstain on this item.

Many countries also require the appointment of censors, or special auditors who ensure that the board and management are in compliance with the company's articles. The censors' role is purely advisory in nature. Proposals to appoint censors are routine, as the censors usually act as a secondary auditor for special audit requirements.

The practice of auditors contributing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, Pictet will oppose the auditor's reappointment.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS


Pictet General Recommendation & Policy

Vote FOR the appointment or re-election of statutory auditors, unless:

o there are serious concerns about the statutory reports presented or the audit procedures used;
o    questions exist  concerning any of the statutory  auditors being appointed;
     or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.


Discussion

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain,
Portugal, Japan, and Russia. The
statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek re-election. Pictet supports the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

ALLOCATION OF INCOME


Pictet General Recommendation & Policy

Vote FOR approval of the allocation of income, unless:

o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or the payout is excessive given the company's financial position.


Discussion

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, Pictet focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, Pictet supports the income allocation as proposed. However, if a company has a pattern of low payouts, fails to adequately justify the retention of capital, and is not experiencing above-average growth, Pictet will oppose the proposal. Pictet will also vote against the payout if a company appears to be maintaining an excessive payout that may affect its long-term health.

STOCK (SCRIP) DIVIDEND ALTERNATIVE AND DIVIDEND REINVESTMENT PLANS


Pictet General Recommendation & Policy

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.


Discussion

Stock dividend alternatives, also referred to in some markets as "scrip" dividend alternatives or dividend reinvestment plans (DRIPS), offer shareholders the option of receiving their dividend payment in the form of fully paid ordinary shares and are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. While Pictet is generally supportive of such plans, Pictet opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION


Pictet General Recommendation & Policy

Vote amendments to the articles of association on a CASE-BY-CASE basis.


Discussion

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes.

Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, Pictet carefully scrutinizes any changes to a company's articles.

From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes.

When reviewing new or revised articles, Pictet classifies each change according to its potential impact on shareholder value and then weighs the package as a whole. The presence of one strongly negative change may warrant a recommendation against the resolution. In assigning these classifications, Pictet is not concerned with the nature of the article being amended, but rather focuses on whether the proposed change improves or worsens the existing provision.

The final criterion on which Pictet bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, Pictet supports even a bundled resolution that includes negative changes.

CHANGE IN COMPANY YEAR END


Pictet General Recommendation & Policy

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.


Discussion

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. Pictet opposes this resolution only if the company is changing its year-end to postpone its AGM. Most countries require companies to hold their AGM within a certain period of time after the close of the fiscal year. If a company is embroiled in a controversy, it might seek approval to amend its fiscal year end at an EGM to avoid controversial issues at an AGM. Pictet opposes the change in year-end in these cases.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP


Pictet General Recommendation & Policy

Vote FOR resolutions to lower the stock ownership disclosure threshold in the interests of providing more disclosure by significant shareholders.

Discussion

Required shareholder disclosure levels vary around the world. Some countries, such as Canada, require the disclosure of any stakes ten percent or higher, while other countries require lower disclosure levels. For example, the United Kingdom requires disclosure of stakes of three percent or greater. In some countries, shareholders may be asked from time to time to reduce the disclosure requirement at a specific company. Pictet will support such initiatives as they encourage greater disclosure by the company's largest shareholders. However, Pictet will vote AGAINST reductions that are unduly restrictive or could act as a pretext for an anti-takeover device.

TRANSACT OTHER BUSINESS


Pictet General Recommendation & Policy

Vote AGAINST other business when it appears as a voting item.


Discussion

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, Pictet cannot approve this request when asked for a vote. While Pictet recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

DIRECTOR AND SUPERVISORY BOARD MEMBER ELECTIONS


Pictet General Recommendation & Policy

Vote FOR management nominees in the election of directors, unless:

o there are clear concerns about the past performance of the company or the board;
o    the board fails to meet minimum corporate governance standards;
o the board takes actions that are not in shareholders' best interests (excessive executive compensation, adopting anti takeover devices, failure to respond to shareholder concerns/wishes, or demonstrating a "lack of duty or care"); or
o the board has been insensitive to labour interests, human rights, supplier codes of conduct, or has engaged in other corporate activities that affect the reputation of the company in the global market.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)


Discussion

Most countries around the world maintain an Anglo-Saxon board structure, as seen in the United States, in which executive and non-executive directors are organized into a single board. However, companies in a number of countries maintain two-tiered board structure, comprising a supervisory board of non-executive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; the supervisory board appoints management board members. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. Company law in France and Spain also permits them.

Depending on the country,  shareholders  will be asked to either elect directors or supervisory board members at annual meetings. Pictet considers director/supervisory board elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors and supervisory board members function as the representatives of shareholders and stakeholders throughout the year and are therefore, a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While Pictet supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. Only Canadian companies routinely elect the entire board on an annual basis, but even in Canada companies may classify their board if an appropriate amendment is made to the articles. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. Pictet opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, Pictet examines board composition, company performance, and any negative views or information on either the company or individual directors. Pictet determines the number of executive and independent directors on the board, the existence and composition of board committees, and the independence of the chairman. An independent director is one whose only significant relationship with the company is through its board seat. Members of supervisory boards, which represent organized workers' interests, are defined as independent. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

Pictet also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, Pictet makes further inquiries to the company regarding the absences. Pictet will withhold votes against the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While Pictet understand the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. Pictet supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, Pictet places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

DIRECTOR FEES


Pictet General Recommendation & Policy

Vote FOR proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.


Discussion

Director fees in most countries are not controversial. Fees for non-executive directors have been rising in recent years, as such directors around the world are being asked to take on more responsibility for company affairs. Pictet generally supports increases in director fees unless they are excessive relative to fees paid by other companies in the same country or industry. The primary focus of Pictet's evaluation is on fees paid to non-executive directors or fees paid to all directors, separate from the salaries of executive directors. In many countries, only an aggregate amount payable to non-executives or to all directors is disclosed.

Retirement benefits for non-executive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. In addition, most directors have served as senior executives of other companies, and adequate retirement benefits should be provided through these companies. The only caveat to this policy would be for professional non-executive directors such as those found in the United Kingdom. However, requests for such benefits in the United Kingdom are rare, and the appropriateness of using shareholder funds in this manner is questionable.

DISCHARGE OF BOARD AND MANAGEMENT


Pictet General Recommendation & Policy

Vote CASE-BY-CASE on the discharge of the board and management:


Discussion

The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries, and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and plans to undertake legal action. Pictet will withhold discharge when there are serious questions about actions of the board or management for the year in question or legal action is being taken against the board by other shareholders. Withholding discharge is a serious matter and is advisable only when a shareholder has concrete evidence of negligence or abuse on the part of the board or management, has plans to take legal action, or has knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, shareholders can withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to
shareholders'   interests,  may  also  constitute  grounds  for  voting  against discharge.

If shareholders approve discharge of the board and management, they may face a greater challenge if they subsequently decide to pursue legal action against these parties. Shareholders would be required to prove that management or the board did not supply correct and complete information regarding the matter in question.

DIRECTOR AND OFFICER LIABILITY AND INDEMNIFICATION, AND AUDITOR INDEMNIFICATION


Pictet General Recommendation & Policy

Vote CASE-BY-CASE on proposals that provide director liability for actions on behalf of the company.

ABSTAIN on proposals that provide for director liability where national law dictates that a shareholder who casts a FOR vote forfeits legal rights, such as the right to sue a company.

Vote FOR proposals to allow indemnification of directors and officers when actions were taken on behalf of the company and no criminal violations occurred.

Vote AGAINST proposals to indemnify auditors.


Discussion

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Pictet recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Pictet believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. Pictet may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but Pictet may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Specifically, Pictet will oppose management proposals that limit a director's liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law,
(iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, Pictet will generally oppose proposals to reduce or eliminate directors' personal liability when litigation is pending against current board members.

By indemnifying its directors and officers, a company promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions, thereby effectively becoming the insurer for its officers and directors (the company usually purchases insurance to cover its own risk). Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense.

Pictet will vote in favour of indemnification proposals that contain provisions limiting such insurance to acts carried out on behalf of the company. The directors covered under the indemnification must be acting in good faith on company business and must be found innocent of any civil or criminal charges for duties performed on behalf of the company. Additionally, the company may persuasively argue that such action is necessary to attract and retain directors, but we will oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Pictet opposes providing indemnity insurance to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

BOARD STRUCTURE


Pictet General Recommendation & Policy

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.


Discussion

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

Board Size

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size are also frequent; a range of two or three open slots relative to the existing board size is reasonable, as it gives the company some flexibility to attract potentially valuable board members during the year. Latitude beyond this range is inappropriate, however, because companies can use this freedom to hinder unwanted influence from potential acquirers or large shareholders.

Adopt Classified Board

Pictet prefers that all directors stand for re-election every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. Pictet supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

Introduction of Mandatory Age of Retirement

Pictet believes that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience.



Altering Board Size

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. Pictet considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Capital Systems


Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system a company uses is determined by the economic and legal structure of the market in which it operates.


Authorized Capital System

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this pre-approved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. Pictet reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of pre-emptive rights (see pol.19 and pol.21).


Conditional Capital System

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without pre-emptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without pre-emptive rights.

Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without pre-emptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, Pictet takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

SHARE ISSUANCE REQUESTS

Pictet General Recommendation & Policy

Vote FOR general issuance requests with pre-emptive rights up to 100 percent of issued capital;

Vote FOR general issuance requests without pre-emptive rights up to twenty percent of issue capital; and

Vote FOR specific issuance requests with or without pre-emptive rights up to any amount depending on the purpose for the issuance.

General Issuances

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without pre-emptive rights. Pre-emptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes pre-emptive rights and requires shareholder approval for the disapplication of such rights.

Pictet believes that the ability to increase share capital by 100 percent through a rights issue (with pre-emptive rights) provides the company with sufficient financing to meet most contingencies. Rights issues for general capital needs of less than 100 percent of outstanding capital warrant shareholder approval. Issuance authorities of more than 100 percent can lead to excessive cash calls on shareholders, requiring them to provide the funds necessary to maintain their relative positions in the company or to accept substantial dilution.

In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without pre-emptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. While conventions regarding this type of authority vary widely among countries, Pictet routinely approves issuance requests without pre-emptive rights for up to twenty percent of a company's outstanding capital.

Specific Issuances

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without pre-emptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and Pictet will support the request as long as the proposal is sound. A more routine request would be an authority to issue shares without pre-emptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.


Increases in Authorized Capital


Pictet General Recommendation & Policy

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

       the specific purpose of the increase (such as a share-based acquisition or merger) does not meet Pictet guidelines for the purpose being proposed.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Discussion

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, and thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. Pictet believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year but also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of pre-emptive rights. Not all countries recognize shareholders' pre-emptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. When pre-emptive rights are not guaranteed, companies do not need shareholder approval for share issuances as long as the issuance does not result in an increase above the authorized capital limit.

For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, and thus each proposal must be reviewed on its individual merits.

Pictet will vote against proposals seeking to increase authorized capital to an unlimited number of shares. Pictet does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

REDUCTION OF CAPITAL


Pictet General Recommendation & Policy

Vote FOR proposals to reduce capital unless the terms are unfavourable to shareholders.


Discussion

Proposals to reduce capital are usually the result of a significant corporate restructuring in the face of bankruptcy. Pictet generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation.

CAPITAL STRUCTURES


Pictet General Recommendation & Policy

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.


Discussion

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management--finding the right mix of equity, long-term debt, and short-term financing--can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, and types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital.

These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, shareholders should be aware that many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defences; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

Pictet supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, Pictet opposes the creation of additional super-voting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, Pictet reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, Pictet will approve as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, Pictet opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

PREFERRED STOCK


Pictet General Recommendation & Policy

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote AGAINST the creation of blank check preferred stock.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.


Discussion

Preferred stock (also known as preference shares) is an equity security, but it has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding down of the company. Companies often request approval for the creation of a new class of preferred stock, the issuance of preferred stock, and the introduction of blank check preferred stock authorization. Pictet prefers that the terms of preferred stock be set out at the time of the issuance or authorization request.

Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions. In determining the acceptability of proposals relating to preferred stock, Pictet examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. Whether or not the preferred shares carry voting rights is also considered, along with their conversion ratio (if the shares are convertible into common shares). Also important is the company's justification for issuing or authorizing preferred stock. Pictet supports proposals that would not result in excessive dilution or adversely affect the rights of holders of common shares.


BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which are blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defence. As such, Pictet does not support the creation of blank check preferred stock.

Pictet also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

DEBT ISSUANCE REQUESTS


Pictet General Recommendation & Policy

Vote debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote AGAINST an issuance of convertible bonds with pre-emptive rights if the conversion increases the company's share capital by more than 100 percent over the current outstanding capital.

Vote AGAINST an issuance of convertible bonds without pre-emptive rights if the conversion increases the company's share capital by more than 20 percent over the current outstanding capital.


Discussion

Debt issuance is a popular financing strategy. Debt instruments are often issued with the right to convert into equity securities. Many companies issue debt denominated in currencies other than their own. Bonds may be issued with or without pre-emptive rights.

Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. The issuance of unsecured debt often includes warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security.

When evaluating a debt issuance request, Pictet examines the issuing company's present financial situation. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. Pictet routinely approves of debt issuances for companies when the gearing level is between zero and 50 percent. If the company's gearing level is higher than 50 percent, Pictet then factors in other financial statistics, such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. In the case of convertible bonds, Pictet also takes into consideration the total level of dilution that would result at the time of conversion. Pictet's guidelines for capital increases would then be applied.

PLEDGING OF ASSETS FOR DEBT


Pictet General Recommendation & Policy

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.


Discussion

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Pictet takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, Pictet will support these requests.

INCREASE IN BORROWING POWERS


Pictet General Recommendation & Policy

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.


Discussion

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. Pictet believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. Pictet's analysis of borrowing power increase requests takes into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, Pictet will oppose the request.

SHARE REPURCHASE PLANS


Pictet General Recommendation & Policy

Vote FOR share repurchase plans, unless:

o clear evidence of past abuse of the authority is available; or o the plan contains no safeguards against selective buybacks.


Discussion

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

Pictet looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. Pictet believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

REISSUANCE OF SHARES REPURCHASED


Pictet General Recommendation & Policy

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.


Discussion

Pictet generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, Pictet takes into account the country's legal framework for such reissuance and the company's history of reissuing shares under the authority.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE


Pictet General Recommendation & Policy

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.


Discussion

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves--transferring them into the share capital account--usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

REORGANIZATIONS/RESTRUCTURINGS


Pictet General Recommendation & Policy

Vote reorganizations and restructurings on a CASE-BY-CASE basis.


Discussion

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. Pictet usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, Pictet's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, Pictet first determines the company's degree of distress by determining whether or not the company still has a positive net asset value--that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. Pictet seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

MERGERS AND ACQUISITIONS


Pictet General Recommendation & Policy

Vote FOR mergers and acquisitions, unless:

o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

o the company's structure following the acquisition or merger does not reflect good corporate governance; or

o    there is a high degree of job loss with no reasonable explanation; or

o    there is a significant reduction in basic labour standards.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.


Discussion

When evaluating the merits of a proposed acquisition, merger, or takeover offer, Pictet focuses on the financial and corporate governance impact on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit. Generally, we are interested in the long-term shareholder interests as opposed to short-term gains that devalue assets and have a negative impact on workers and communities. Pictet will evaluate proposed mergers by looking at the justification for the merger; whether a reasonable financial arrangement has been proposed and a fairness opinion rendered; and the long-term impact of the business plans of the competing parties. We will assess the impact of the proposed merger on the affected workforce and community. In certain circumstances, jobs may be lost due to economic inefficiencies. However, we will not support mergers that unnecessarily eradicate employment, harming the beneficiaries, communities, and the company's economic position.

In the case of a cross-border merger, we consider the proposed merger affect on labour standards. Pictet will not support mergers that diminish basic labour standards. The resulting entity should comply with applicable laws and principles protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

In the case of an acquisition, Pictet examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. Pictet also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available.

This is important when determining whether or not a specific premium is justified. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. Broad averages over time indicate that premiums in the range of 20 percent to 30 percent are normal, but this must be evaluated on a case-by-case basis. For publicly traded entities or assets, Pictet looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior. For non-publicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, Pictet examines whether or not the merger makes commercial or strategic sense for the company. Pictet also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often-complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, and relative share ownership of the new company are all important factors for consideration in this evaluation process.

If the details of a given proposal are unclear or not available and a fairness opinion is also not available, Pictet will either abstain on or vote against the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, Pictet will vote against it.

REINCORPORATION PROPOSALS


Pictet General Recommendation & Policy

Vote reincorporation proposals on a CASE-BY-CASE basis.


Discussion

Reincorporation proposals are most commonly seen in Canada, where companies may register under one of the provincial business statutes. However, companies in other countries may also seek shareholder approval to reincorporate in a U.S. state or another country. Many companies choose to reincorporate in places such as Bermuda, the Cayman Islands, or the placeBritish Virgin Islands for tax purposes.

When examining a reincorporation proposal, Pictet first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

Pictet believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions are often management attempts to lessen accountability to shareholders. In such cases, Pictet will vote against the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

Pictet also considers the reincorporation's impact on the employment environment. We do not support reincorporations to new jurisdictions that diminish basic labour rights and standards.

EXPANSION OF BUSINESS ACTIVITIES


Pictet General Recommendation & Policy

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.


Discussion

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines.

Expanding business lines is a decision usually best left to management, but there are some instances where Pictet withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, Pictet would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, Pictet will not support the proposal. Furthermore, if the company does not adhere to basic labour principles or codes of conduct in the expansion of its business, then Pictet will not support the proposal. For example, the expansion must comply with applicable laws and regulations, provide legitimate policies regarding workplace health and safety, and recognize basic labour rights. Pictet believes that these policies and practices affect long-term corporate performance and increase shareholder value.

RELATED PARTY TRANSACTIONS


Pictet General Recommendation & Policy

Vote related party transactions on a CASE-BY-CASE basis.

ABSTAIN from voting when details of a particular arrangement are not available.

Discussion

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. Pictet looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. Unless the agreement requests a strategic move outside the company's charter or contains unfavourable terms, Pictet will support the proposal. However, in many countries, detailed information related-party transactions are not available. In some cases, no information is available. When sufficient information is not available, Pictet will ABSTAIN from voting on a particular issue.

COMPENSATION PLANS


Pictet General Recommendation & Policy

Vote compensation plans on a CASE-BY-CASE basis.


Discussion

Disclosure on compensation in most countries is often not extensive. However, compensation plans are becoming more common on meeting agendas of companies, and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, Pictet supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders. Pictet employs a complex methodology for evaluating compensation proposals in the United States, but this is only possible because of the extensive disclosure provided in U.S.
proxy circulars. This degree of disclosure is a reflection of strict regulatory requirements, investor concern and activity, and corporate governance sophistication. Compensation is not a topical issue in most non-U.S. markets, and therefore the degree of information available to evaluate such proposals is usually limited to basic details. For this reason, Pictet uses a simpler methodology for evaluating most non-U.S. compensation proposals, but with the same goal of maximizing shareholder value.

Beyond the problems presented by limited disclosure, local conditions and traditions in particular countries also hinder the creation of a comprehensive compensation evaluation procedure. Standard market practice in one country may be illegal activity in another. Some countries establish numerical limits on the number of shares available under their plans, while others have percentage limits that apply over a specific length of time. Holding all global companies to the strict standards of the United States, for example, could result in recommendations against almost every compensation plan in many countries. Conversely, making too many allowances for local practices may only encourage poor governance standards over the long term.

Pictet reviews three main types of compensation plans: stock option plans, incentive plans, and share purchase plans. Also included in this section are grants outside of plans.

Stock Option Plans

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold). Among the criteria that Pictet examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

Shares Reserved for Issuance of Options Under the Plan

The maximum number of shares Pictet approves under a plan depends on the classification of a company's stage of development as growth or mature. Growth companies are usually smaller, in new industries requiring significant research and development, and have restricted cash flows. A company in an established industry but expanding rapidly, or a mature company that is experiencing an extended period of rapid expansion, may also be classified as growth. Mature companies are characterized by stable sales and revenue growth, production efficiencies resulting from volume gains, and strong cash flow resulting from developed products in the payoff stage.

For mature companies, shares available under stock option plans should be no more than five percent of the issued capital at the time of approval under all plans. For growth companies, shares available should be no more than ten percent of the issued capital at the time of approval under all plans (and five percent under the proposed plan.) For all companies, an absolute number of shares fixed at the time of approval is ideal, but many countries do not include such a limit. In these cases, revolving limits (a certain percentage of issued shares at any one time) of five or ten percent are common. The practice of setting a percentage of shares issuable over a certain number of years before or after the plan is adopted appears to be a compromise between these first two methods. Pictet prefers plans where the limits are sufficiently spread out, e.g., five percent in five years, ten percent in ten years.

Exercise Price

Pictet prefers that options be priced at 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

Exercise Price Discounts

Pictet strongly opposes grants of discounted options to both executive and non-executive directors. In the absence of vesting periods or performance criteria (see below), discounted option grants to directors amount to a cash bonus at shareholder expense. Under such circumstances, option holders have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains. This undermines the incentive value underlining these plans. A few countries allow for options to be granted at a discount to market prices. Pictet approves of discounts up to 15 percent, but only for grants that are a part of a broad-based employee plan, including all non-executive employees.

Plan Administration

Pictet opposes allowing the administering committee to grant options to itself due to the potential for "back scratching" abuse. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow non-executive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date. Alternatively, Pictet approves of separate non-executive director option plans with independent administration.

Eligibility and Participation

Pictet prefers separate plans for employees, directors, and non-executive directors, but most plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

Performance Criteria and Vesting Provisions

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria are highly preferred. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives' incentive to stay with the firm. However, if a plan meets all other aspects of Pictet's guidelines, these two criteria are not mandatory.


OTHER FEATURES SPECIFIC TO OPTION PLANS

Issue Terms

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

Option Repricing

Some plans include specific provisions allowing for the repricing of options at the board's discretion. Pictet opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders.


Financial Assistance

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, Pictet prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. Pictet also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in Pictet's analysis of the plan.

Plans for International Employees

Many companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Pictet applies the same criteria to these plans as to country-specific plans.

Stock Appreciation Rights

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between an SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. Pictet reviews SARs in the context of the option plan under which they are issued.

Phantom Stock Option Plans

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While Pictet prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentive.

Super Options

Super options exceed the limits in a particular country for the value of options granted to any one individual, although they are usually tied to significantly more restrictive vesting provisions and performance criteria.
U.K. super options, for example, exceed the Association of British Insurers' recommended limit that options represent no more than four times a participant's salary, yet the stricter performance criteria and longer vesting periods usually mitigate excessive grants. Additionally, dilution resulting from super options has historically been fairly moderate. Super options appear most often in advanced markets with developed stock option plans.

Restricted Stock

Restricted stock is specifically designated stock offered at a discount to executives. Company shares may be granted outright to optionees with no payment required for the receipt of the shares. Such awards can be extremely expensive, as participants exercise awards at fixed prices far below the current market price. If restricted stock is included as part of a stock option plan, Pictet expects strict limits on the amount of shares that may be issued in this form.

Dividends Under Option and Dividend Equivalent Payment Provisions

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. Pictet believes that any economic benefit derived from option plans should occur at the time of exercise.

Incentive Plans

Share incentive plans tie key employees' compensation more directly to company performance. Though most popular in the United Kingdom, incentive plans are becoming increasingly popular across the globe. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria--often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Proponents of incentive plans note that they offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria. Performance criteria targets that have been satisfied only to a certain point may represent disbursement of 25 percent of the shares or cash to a participant, while 100-percent satisfaction may represent the full allotment of the grant. From a shareholder perspective, this graduated system of performance criteria is a major advance.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

Share Purchase Plans

Share purchase plans allow participants to purchase shares in the company, often at a discount to market prices. These plans are often broad-based in nature, as they are usually open to all employees. Other plans operate via monthly deductions from employees' paycheques, gathered and held for safekeeping by a trust or a bank and used every month or year to purchase company stock.

Pictet will approve many of these plans because they encourage wide share ownership in the company among employees. Pictet generally approves broad-based, employee-directed share purchase plans with discounts up to 15 percent. Dilution, eligibility, and administration are the key factors in determining Pictet's recommendation.


OTHER FEATURES SPECIFIC TO SHARE PURCHASE PLANS

Eligibility

While eligibility under share purchase plans is evaluated similarly to stock option plans, Pictet affords more flexibility with the terms of broad-based employee purchase plans. The inclusion of permanent part-time employees and employees who have been with the company for less than one year are provisions of employee plans that are routinely approved.

Loan Terms

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, Pictet prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. Pictet also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against a share purchase plan, but they are taken into consideration in Pictet's analysis of the plan.

Grants Outside of Plans

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. Pictet prefers that companies make such grants in the context of an established plan.

Pictet's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

ANTITAKEOVER MECHANISMS


Pictet General Recommendation & Policy

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.


Discussion

Common antitakeover mechanisms include staggered boards, super-voting shares, poison pills, unlimited authorized capital authorizations (including blank cheque preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. Pictet opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

Renew Partial Takeover Provision (Australia)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. Pictet approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. Pictet supports the adoption of this proposal in almost all cases.

Golden Shares

Recently privatised companies across the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, Pictet recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

Poison Pills (Canada)

Otherwise known as shareholder rights plans, poison pills are seen primarily in the Canadian market. Unlike in the United States, Canadian securities legislation requires shareholder approval of all poison pills. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill.

In accomplishing these goals, however, many rights plans place too much of the decision-making powers in the hands of the board and management and out of the hands of shareholders. However, we note that many Canadian companies have adopted new shareholder rights plans in the past year that have been designed to address the concerns of institutional investors, namely providing for three-year sunset provisions, allowing for partial bids to proceed despite board opposition, and curtailing the overall level of discretion afforded the board in interpreting the pills.

Nonetheless, Pictet guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, Pictet also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a three-year sunset provision or a five-year sunset provision, requiring that shareholders confirm the continuation of the plan three or five years from the date of adoption. Pictet guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 45 or 60 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

Pictet determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large semi-controlling shareholder and precludes partial bids that may be in shareholders' interests. In addition to the sunset provision and the structure of the permitted bid clause, in order to qualify for Pictet approval, a shareholder rights plan must satisfy ALL of the following conditions:

o Permitted bid clause structure: a permitted bid clause must allow for partial bids supported by a majority of shareholders to proceed despite board opposition; bid periods should generally not be greater than 60 days; the clause should not contain a "toehold provision" that would any person who already controls a specified percentage of shares from making a permitted bid;
o Amendments: the ability of the board to amend key terms of the plan without shareholder approval following initial adoption of the plan must be limited to clerical and typographical changes and changes required to maintain the validity of the rights plan;
o Exchange option: a plan must not contain a provision that would enable the board to issue in exchange for the right, with or without further charge, debt or equity securities, other assets of the company, or any combination thereof;
o Definition of Fair Market Value: the board must not have the discretion to interpret the fair market value of the company's shares if the board determines that the value was adversely affected by the news of an anticipated or actual bid or by other means of manipulation;
o Affiliates and Associates: the board's discretion to decide which parties are acting in concert to determine the level of beneficial ownership, which could be used to trigger the pill should be limited and well-defined in the text of the plan;
o Mandatory Waiver: if the board waives the triggering of the pill with respect to one bidder, the board must be required to waive the pill in favour of any subsequent bids, preventing the board from favouring one bid over another regardless of shareholder interests.


Depositary Receipts and Priority Shares (The Netherlands)

Depositary receipts are an especially common antitakeover defence among large Dutch companies. In the event of a hostile takeover bid, ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Nonvoting preference shares can be issued to trusts or foundations in a similar fashion.

Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, members of the supervisory board, company-friendly trusts or foundations, or other friendly parties hold priority shares. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. Pictet will vote against the introduction of depositary receipts and priority shares.

SHAREHOLDER PROPOSALS


Pictet General Recommendation & Policy

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.


Discussion

Shareholder proposals are quite common in the placeUnited States, but they are less common elsewhere. One market where proposals sponsored by shareholders are more common is the German market. There are two types of such proposals--shareholder proposals and counterproposals. Counterproposals are filed in direct opposition to proposals put forward by management at a given shareholder meeting. Many shareholder and counterproposals in Germany focus on environmental and labour issues. The number of shareholder proposals is also on the rise in placeCanada, although the aggregate annual number still pales in comparison to the U.S. In general shareholder proposals seen at global companies cover a wide variety of issues, including fundamental corporate governance topics, social issues, direct action proposals, as well as many unique proposals.

Pictet's position on the issues covered in many of these proposals has already been discussed. Generally, Pictet will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries Pictet represents. Pictet's clients, not Pictet, choose the companies in which they invest and, ultimately, Pictet's responsibility is to protect their economic interests. This does not mean, though, that Pictet must take a short-term approach when evaluating these proposals. Rather, Pictet will vote consistent with the economic best interests of the participants and beneficiaries.

In general, Pictet supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. Pictet will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honour the request.

Pictet reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the placeUnited States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

Corporate Governance Proposals

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in non-strategic areas and at minimal costs, Pictet supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or cancelling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, Pictet will oppose the proposal.

Social and Environmental Proposals

The voting fiduciary should support social and environmental proposals if they either contribute to the long-term interests of plan participants and beneficiaries, or will have no adverse impact on plan participants and beneficiaries.

Global codes of conduct for social, human, and economic standards are an important component in the stability of world economic conditions and in protecting the current lifestyle of plan beneficiaries and participants. Without agreement on international codes, some international companies could pursue a race to the bottom strategy that could ultimately undermine environmental, and economic conditions.

Report on Environmental Policies

These resolutions request the company to disclose its environmental practices. For example, Pictet will generally support proposals calling for a report on hazardous waste policies.


Adoption of "CERES Principles"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles. Pictet will generally support these proposals for it improves the company's public image, reduces exposure to liabilities, and establishes standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.


Adoption of "MacBride Principles"

These resolutions call for the adoption of the MacBride Principles for operations located in placeNorthern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. Pictet will support such proposals as an appropriate obligation for the company to undertake.

Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding non-discrimination, affirmative action, work place safety and health and other basic labour protections. Pictet will generally support proposals that:

o seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

o request a report summarizing the company's current practices for enforcement of its Code of Conduct.

o establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct.

o create incentives to encourage suppliers to raise standards rather than terminate contracts.

o    implement   policies  for  ongoing  wage  adjustments,   ensuring  adequate
     purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

o    request public disclosure of contract supplier reviews on a regular basis.



Corporate Conduct and Human Rights

Pictet will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labour; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions.

                       Financial Management Advisors, LLC
                              Proxy Voting Policies



The proxy voting guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests and tender offer defenses. In addition, these guidelines address broader issues of corporate citizenship that can have an impact on corporate performance and important stakeholder interests, including:

o corporate policies that affect the environment

o corporate policies that affect local economic development and stability;

o corporate responsibility to employees and communities; and workplace safety and health issues.

All votes will be reviewed on a companybycompany basis and no issues will be considered routine. Each issue will be considered in the context of the company under review and subject to a rigorous analysis of the economic impact an issue may have on the long-term shareholder value. In other words, proxyvoting guidelines are just those guidelines. When company specific factors are overlaid, every proxy voting decision becomes a casebycase decision.

I.      THE BOARD OF DIRECTORS
Electing directors is the most important stock ownership right that shareholders can exercise. By electing directors who share their views, shareholders can help to define performance standards against which management can be held accountable.

According to the Report of the National Association of Corporate Directors' Blue Ribbon Commission on Director Professionalism (1996):

The accepted governance paradigm is simple: management is accountable to the board, and the board is accountable to shareholders. In the view of the Commission, the board does more than mechanically link those who manage the corporation and those who own it. Rather, as a surrogate for dispersed ownership, the board is at the very center of corporate governance itself.

FMA holds directors to a high standard when voting on their election, qualifications, and compensation. FMA will evaluate directors fairly, rewarding them for significant contributions and holding them ultimately accountable to shareholders for corporate performance. Generally, the election of directors is uncontested. Institutional investors should use their voting rights in uncontested elections to influence financial performance and corporate strategies for achieving long term shareholder value.


A.      Voting on Director Nominees in Uncontested Elections

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Votes on director nominees are made on a casebycase basis; votes on the entire board of directors will examine the following factors:

o poor long-term corporate performance record relative to its peer index;

o lack of majority of independent directors on the full board and key board committees including audit committees, nominating committees and compensation committees;

o diversity of board;

o executive compensation: including excessive compensation and history of repricing underwater stock options (e.g. adjusting the stock price for executives above the strike price);

o no action taken by the board in response to shareholder proposals that received a majority of the votes.

Votes on individual directors will examine the following factors:

o nominee's attendance at meetings of less than 75 percent without valid reason;

o lack of independence on key board committees (audit, nominating and compensation committees);

o directors serving on an excessive number of other boards;

o Chapter 7 bankruptcy, SEC violations, and criminal offense;

o interlocking directorships; and

o performance of individual directors related to executive compensation

B.      Voting for Director Nominees in Contested Elections

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed arid demonstrated commitment to the interests of all shareholders and stakeholders (e.g. employees, customers, and communities in which a company resides).

Votes in a contested election of directors are evaluated on a casebycase basis, considering the following factors:

o long-term financial performance of the target company relative to its industry;

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o management's track record;

o background to the proxy contest;

o qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met;

o stock ownership positions of individual directors; and

o impact on stakeholders.

C.      Chairman and CEO is the Same Person

One of the principal functions of the board is to monitor and evaluate the performance of the CEO. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. Generally, we vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons. However, in certain circumstances, such as a smallcap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

D.      Majority of Independent Directors

FMA believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, FMA will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including:
o employment by the company or an affiliate in an executive capacity within the last five years;

o past or current employment by a firm that is one of the company's paid advisors or consultants;

o personal services contract with the company; family relationships of an executive or director of the company;

o whether the individual serves on other corporate boards on which the company's chairman or chief executive officer is also a board member, service with a nonprofit that receives significant contributions from the company.

FMA would:

o vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

o vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

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E.      Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. It is a simple way to align the interests of directors and shareholders. As a general rule, directors should own some stock in the company in order to ensure alignment of interests. However, many highly qualified individuals such as academics and clergy, might not be able to meet this requirement. A preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on candidates.

Generally, FMA would:

o vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

F.      Board Structure

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; for example, each year, onethird of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

o employment by the company or an affiliate in an executive capacity within the last five years;

o past or current employment by a firm that is one of the company's paid advisors or consultants;

o personal services contract with the company; family relationships of an executive or director of the company;

o whether the individual serves on other corporate boards on which the company's chairman or chief executive officer is also a board member, service with a nonprofit that receives significant contributions from the company.

FMA would:

o vote for shareholder proposals that request that the board be comprised of a majority of independent directors.

o vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

G.      Term of Office

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Those who support term limits argue that this requirement would bring new ideas and approaches to a board. Here again, we prefer to look at directors as individuals rather than impose a strict rule.

Generally, FMA would:

o vote against shareholder proposals to limit the tenure of outside directors only.

H.      Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder are permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority shareholder to a board not controlled by a majority shareholder through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a tenmember board and 500 shares outstanding the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate. Without cumulative voting anyone controlling 51 percent of shares would control the election of all 10 directors.

Shareholders need to have flexibility in supporting candidates for a company's board of directors. This is the only mechanism that minority shareholders can use to be represented on a company's board.

FMA would:

o vote against proposals to eliminate cumulative voting.

o vote for proposals to permit cumulative voting.

I.      Director and Officer Indemnification and Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While FMA recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, FMA believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. FMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but


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FMA may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

Generally, FMA would:

o vote against proposals to limit or eliminate entirely director and officer liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law,
(iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

J.      Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. FMA may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Generally, FMA would:

o vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence that are more serious violations of fiduciary obligations than mere carelessness.

o vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if the director's legal expenses would be covered.

II.     PROXY CONTEST DEFENSES

A.      Poison Pills

Shareholder rights plans, typically known as poison pills, take the form of rights or warrants issued to shareholders and are triggered when a potential acquiring stockholder reaches a certain threshold of ownership. When triggered, poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip in pill) and/or the potential acquirer (flip out pill) at a price far out of line with the fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

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FMA would:

o vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

o review on a casebycase basis shareholder proposals to redeem a company's poison pill.

o review on a casebycase basis management proposals to ratify a poison pill.

B.      Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for re-investment in the company, payment of dividends, or to fund a public share repurchase program.

FMA would:

o vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

o review on a casebycase basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

C.      Shareholder Ability to Remove Directors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments. That would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their fullterm unless found guilty of selfdealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

FMA would:

o vote against proposals that provide that directors may be removed only for cause.

o vote for proposals to restore shareholder ability to remove directors with or without cause.

o vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

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o vote for proposals that permit shareholders to elect directors to fill board vacancies.

D.      Shareholder Ability to Alter the Size of the Board

Proposals, which would allow management to increase or decrease the size of the board at its own discretion, are often used by companies as a takeover defense. FMA supports management proposals to fix the size of the board at a specific number, thus preventing management when facing a proxy contest from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

FMA would:

o vote for proposals that seek to fix the size of the board.

o vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.    AUDITORS

Ratifying Auditors

Shareholder ability to remove directors, with or without cause, is either prescribed by a state's business corporation law, individual company's articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments. That would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their fullterm unless found guilty of selfdealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

FMA would:

o vote against proposals that provide that directors may be removed only for cause.

o vote for proposals to restore shareholder ability to remove directors with or without cause.

o vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o vote for proposals that permit shareholders to elect directors to fill board vacancies.

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IV.     ACQUISITIONS AND MERGERS

Votes on mergers and acquisitions are considered on a casebycase basis, taking into account at least the following:

o anticipated financial and operating benefits;

o offer price (cost vs. premium);

o prospects of the combined companies;

o how the deal was negotiated; and

o changes in corporate governance and their impact on shareholder rights.

o impact on community stakeholders and workforce.

A.      Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devices, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target's remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

FMA would:

o vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
o vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

B.      Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales are considered on a casebycase basis.

C.      Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the


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corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

FMA would:

o vote for proposals to restore, or provide shareholders with, rights of appraisal.

D.      Spinoffs

Votes on spinoffs are considered on a casebycase basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.      Asset Sales

Votes on asset sales are made on a casebycase basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.      Liquidations

Votes on liquidations are made on a casebycase basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.      Changing Corporate Name
FMA would vote for changing the corporate name if proposed or supported by management.

V.      SHAREHOLDER RIGHTS

A.      Confidential Voting

The confidential ballot ensures that voters are not subject to real or perceived coercion. In an open voting system management can determine who has voted against its nominees or proposals before a final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain or would like to establish a business relationship.

FMA would:

o vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

o vote for management proposals to adopt confidential voting.

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B.      Shareholder Ability to Call Special Meetings

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting, if they are unable to act at a special meeting of their own calling.

FMA would:

o vote against proposals to restrict or prohibit shareholder ability to call special meetings.

o vote for proposals that remove restrictions on the right of shareholders to act independently of management.

C.      Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

FMA would:

o vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

o vote for proposals to allow or make easier shareholder action by written consent.

D.      Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

E.      Unequal Voting Rights

Incumbent managers use unequal voting rights assigned to them of their common shares to make those rights superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of shareholders. This practice is what is known as a


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dual class voting structure. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

FMA would:

o vote against dual class exchange offers.

o vote against dual class recapitalizations.

F.      Supermajority Shareholder Vote Requirement to Amend the Charter or
        Bylaws

Supermajority shareholder vote requirements for charter or bylaw amendments are often the result of "lockin" votes, which are the votes required to amend new provisions to the corporate charter. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to affect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

FMA would:

o vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may entrench managers by blocking actions that are in the best interests of shareholders.

FMA would:

o vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments

o vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

o vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.      Reimburse Proxy Solicitation Expenses

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Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a casebycase basis.

VI.     CAPITAL STRUCTURE

The management of a corporation's capital structure involves a number of important issues, including dividend policy, types of assets, opportunities for growth, ability to finance new projects internally and the cost of obtaining additional capital. Many financing decisions have a significant impact on shareholder value, particularly when they involve the issuance of additional common stock, preferred stock or debt.

A.      Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

FMA supports management proposals requesting shareholder approval to increase authorized common stock when management provides persuasive justification for the increase. For example, FMA will support increases in authorized common stock to fund stock splits that are in shareholders' interests. FMA will evaluate on a casebycase basis on proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. FMA will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.

Generally, FMA would:

o review on a casebycase basis proposals to increase the number of shares of common stock authorized for issue.

o vote against proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

B.      Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company's share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity. We will review management proposals to implement a reverse stock split on a casebycase basis.

Generally, FMA would:

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o vote to support a reverse stock split if management provides a reasonable justification for the split.

C.      Blank Check Preferred Authorization

Preferred stock is an equity security, which has certain features similar to debt instruments , such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes, but could be used as a devise to thwart hostile takeovers without shareholder approval.

Generally FMA would:

o vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

o review on a casebycase basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

o review on a casebycase basis, proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding we will vote against the requested increase.

o vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

D.      Adjust Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulatory industries such as banks, and other legal requirements relating to the payment of dividends.

FMA would:

o vote for management proposals to reduce the par value of common stock.

E.      Preemptive Rights

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Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders' interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Generally, FMA would:

o review on a casebycase basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

F.      Debt Restructuring

We review on a casebycase basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

o dilution how much will ownership interests of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

o change in control will the transaction result in a change in control of the company?

o bankruptcy is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, FMA would:

o vote to approve proposals that facilitate debt restructuring unless there are clear signs of selfdealing or other abuses.

VII.    EXECUTIVE AND DIRECTOR COMPENSATION

A.      Stock option plans

FMA supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. FMA supports stock options as a significant component of compensation. Stock option and other forms of compensation should be performancebased with an eye toward improving shareholder value Welldesigned stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company and shareholders prosper. Many plans sponsored by management provide "goals" so easily met that executives will realize unreasonable gains not comparable with true shareholder value. FMA will support option plans that provide challenging performance objectives and serve to motivate executives to excellent performance, and oppose


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plans that offer unreasonable benefits to executives that are not available to any other shareholders.

FMA will consider whether the proposed plan is being offered at fair market value, or at a discount; excessively dilutes the earnings per share of the outstanding shares; and gives management the ability to replace or reprice "underwater" options, which is not available to any other shareholders. Repricing is an amendment to a previously granted stock option contract that reduces the option exercise price. Options are "underwater" when market price of the common stock is below the current option contract price. Options can also be repriced through cancellations and regrants. The typical new grant would have a tenyear term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. FMA will also consider any other features of the plan that may not be in shareholders' best interest.

In general, we vote on a casebycase basis on executive and director compensation plans. When evaluating executive and director compensation we will review the following factors:

o potential voting power dilution of 10 percent of shares outstanding;

o awards must be granted at 100 percent of fair market value on the date of grant;

o repricing underwater stock options and the company's history of repricing;

B.      OBRA Related Compensation Proposals

Section 162(m) of Omnibus Budget Reconciliation Act (OBRA) limits the tax deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken including shareholder approval and the establishment of performance goals.

The FMA would:

o vote for plans that simply amend shareholder approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA

o vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA

Generally, FMA would:

o evaluate on a casebycase basis a vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m).

o vote against cash or cash and stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

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o vote against plans that are deemed to be excessive because they are not justified by performance measures.

C.      Shareholder Proposals to Limit Executive and Director Pay

Shareholder proposals to limit executive and director pay need to be evaluated on a casebycase basis.

Generally, FMA would:

o vote for shareholder proposals that seek additional disclosure of executive and director pay information. Current SEC requirements only call for the disclosure of the top 5 most highly compensated executives and only if they earn more than $100,000 in salary and benefits.

o vote for shareholder proposals that seek to eliminate outside directors' retirement benefits.

o vote for shareholder proposals that seek to provide for indexed and/or premium priced options.

o review on a casebycase basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

D.      Golden and Tin Parachutes

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a pay out during a change in control at usually two to three times base salary. Increasingly companies that have golden parachute agreements for executives are extending coverage for all their employees via tin parachutes. The SEC requires disclosure of all golden parachutes arrangements in the proxy, such disclosure is not required of tin parachutes.

FMA would:

o vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Generally, FMA would:

o vote against all proposals to ratify golden parachutes; vote on tin parachutes in a case by case basis





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E.      Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

VIII. STATE OF INCORPORATION

A.      Voting on State Takeover Statutes

We review on a casebycase basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash out statutes, freezeout 19 provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). We generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. We would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

B.      Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a casebycase basis.

IX.     SOCIAL AND ENVIRONMENTAL ISSUES

In general, we vote for shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value.

In most cases we vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns.

In determining our vote on shareholder social, workforce, and environmental proposals, we also analyze the following factors:

o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

o the percentage of sales, assets and earnings affected;

o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

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o whether the issues presented should be dealt with through government or company specific action;

o whether the company has already responded in some appropriate manner to the request embodied in a proposal;

o whether the company's analysis and voting recommendation to shareholders is persuasive;

o what other companies have done in response to the issue;

o whether the proposal itself is well framed and reasonable;

o whether implementation of the proposal would achieve the objectives sought in the proposal; and

o whether the subject of the proposal is best left to the discretion of the board.

In general, we support proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. We will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.


A.      Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation.

FMA would:

o vote to support special committees when they appear to offer a potentially effective method for enhancing shareholder value.

B.      Military Sales

Shareholder proposals from church groups ask companies for detailed reports on foreign military sales. These proposals often can be created at reasonable cost to the company and contain no proprietary data. Large companies can supply this information without undue burden and provide shareholders with information affecting corporate performance and decision making.

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Generally, FMA would:

o vote to support reports on foreign military sales and economic conversion of facilities.

o Generally vote against proposals asking a company to develop specific military contracting criteria.

C.      Equal Employment Opportunity and other work place practice

Reporting Issues

These proposals generally request that a company establish a policy of reporting to shareholders its progress with equal opportunity and affirmative action programs. The costs of violating federal laws that prohibit discrimination by corporations are high and can effect corporate earnings. The Equal Opportunities Employment Commission does not release the companies' filings to the public, unless it is involved in litigation, and it is difficult to obtain from other sources. Companies need to be very sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

FMA would:

o vote for proposals calling for action on equal employment opportunity and antidiscrimination.

o vote for legal and regulatory compliance and public reporting related to nondiscrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that effect long-term corporate performance.

o vote for nondiscrimination in salary, wages and all benefits

D.      Tobacco

FMA'S votes on tobacco related shareholder resolutions would be based on the financial impact of such resolutions on the fund. Shareholder resolutions fall into a number of categories: 1) companies doing business with tobacco related companies are asked to change or end these relationships; 2) media and tobacco companies to change their marketing practices; and 3) companies asked to change their structure to minimize the impact of tobacco operations.

Generally, FMA would:

o view spinoff of tobacco related businesses on a casebycase basis and analysis as any other corporate restructuring.

FMA would:

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o vote to support increased disclosure with tobaccorelated issues.

E.      NonDiscrimination in Retirement Benefits

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it were a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long term employees who are currently vested in plans.

Cash balance pension conversions are undergoing congressional and federal agency scrutiny in the wake of high profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-term, business interests are worried enough that the National Association of Manufacturers and other business lobbies are forming a Capitol Hill coalition to preserve the essential features of the plans and to overturn a recent IRS ruling. Driving the push behind conversions from traditional pension plans to cash balance plans are the substantial savings that companies generate in the process. Critics point out that this saving is gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pensionrelated proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

FMA would:

o vote to support nondiscrimination in retirement benefits.

F.      "CERES Principles"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees.

The CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. A signee to the CERES Principles would disclose its efforts in such areas through a standardized report submitted to CERES and made available to the public.

Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources. In addition, environmentally responsible companies stand to benefit from good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well being.

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Many companies have voluntarily adopted these principles. FMA supports proposals that improve the company's public image, reduces exposure to liabilities, and establishes standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage.

FMA would:

o vote for the adoption of the CERES Principles.

o vote for adoption of reports to shareholders on environmental issues.


G.      "MacBride Principles"

These resolutions call for the implementation of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems. Many companies believe that the Act adequately addresses the problems and that further action, including implementation of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to implement the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles will stabilize the situation and promote further investment.

FMA would:

o vote to support the MacBride Principles for operations in Northern Ireland that requests companies to abide by equal employment opportunity policies.

H.      Contract Supplier Standards

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, work place safety and health and other basic labor protections.

Generally, FMA would:

o vote to support proposals that seek publication of a "Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable standards and laws


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protecting employees' wages, benefits, working conditions, freedom of association, and other rights.

o vote to support proposals that would request a report summarizing the company's current practices for enforcement of its Code of Conduct.

o vote to support proposals that would establish independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Code of Conduct.

o vote to support proposals that would create incentives to encourage suppliers to raise standards rather than terminate contracts.

o vote to support proposals that would implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

o vote to support proposals that would request public disclosure of contract supplier reviews on a regular basis.

o vote to support proposals that would adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee's wages and working conditions.

I.      Corporate Conduct and Human Rights

FMA will generally support proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, prodemocracy organizations, or legitimatelyelected representatives for economic sanctions.

Generally, FMA would:

o vote for proposals that support Principles or Codes of Conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Burma, former Soviet Union, and China)











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                                      PIMCO


PROXY VOTING POLICY AND PROCEDURES(1)


         The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(2) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(3) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations.(4)

         PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(5)

         Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

         These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

         PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

         PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

         1. convening an ad-hoc committee to assess and resolve the conflict;(6)

         2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

         3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

         4. suggesting that the client engage another party to determine how the proxies should be voted;

         5. delegating the vote to an independent third-party service provider; or

         6. voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

         Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO Record Keeping

         PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client;
(4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

         Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

         PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

         Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

         1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

         2. Conflicts of Interest. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

         3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

         4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

         5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

         6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

         In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

         Board of Directors

         1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

         2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

         3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

         4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

         5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

         6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

         Proxy Contests and Proxy Contest Defenses

         1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

         2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

         3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

         4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

         5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

         6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

         Tender Offer Defenses

         1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

         2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

         3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

         Capital Structure

         1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

         2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

         3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

         4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

         Executive and Director Compensation

         1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

         2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

         3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

         State of Incorporation

         State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

         Mergers and Restructurings

         1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price;
(iii) prospects of the combined companies; (iv) how the deal was negotiated; and
(v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

         2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

         Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

         1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

         2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

         3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

         4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

         5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

         6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

         7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

         8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

         9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

         10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

         11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

         12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

         Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

         Miscellaneous Provisions

         1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

         2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

         3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

         4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                                * * * * *







(1)                                         Revised as of May 7, 2007.


(2) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
(3) These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
(4) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
(5) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.
(6) Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

                            Proxy Voting Policies and
                                   Procedures
                           For BlackRock Advisors, LLC
                And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006





Copyright (a) 2006 BlackRock, Inc.
All rights reserved.

Table of Contents                                   Page
Introduction........................................
Scope of Committee Responsibilities ................
Special Circumstances ..............................
Voting Guidelines ..................................
Boards of Directors.................................
Auditors ...........................................
Compensation and Benefits ..........................
Capital Structure ..................................
Corporate Charter and By-Laws.......................
Corporate Meetings .................................
Investment Companies................................
Environmental and Social Issues ....................
Notice to Clients ..................................

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers\1 ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.\2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,\3 whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").\4 When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.\5 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or

--------------------------

1    The Policy does not apply to BlackRock Asset  Management  U.K.  Limited and
     BlackRock  Investment  Managers   International  Limited,  which  are  U.S.
     registered investment advisers based in the United Kingdom.

2 In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

3 Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3,
     2003).

4 DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

5 Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.\6 The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

-----------------------

6 Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.\7

The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).\8

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin

---------------------------

7 The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

8 The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.\9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

-------------------------

9 The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

CONFIDENTIAL
[page intentionally blank]

CONFIDENTIAL

II. Special Circumstances

Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings,
(ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis. Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").\10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------------------

10 Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant. The Committee's general policy is to vote: # VOTE and DESCRIPTION A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business o voted to implement or renew a "dead-hand" poison pill o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years o failed to act on takeover offers where the majority of the shareholders have tendered their shares o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
o sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5  AGAINST proposals supporting cumulative voting

A.6  FOR proposals eliminating cumulative voting

A.7  FOR proposals supporting confidential voting

A.8  FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10 AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17 FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

CONFIDENTIAL
11
B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant. The Committee's general policy is to vote:

B.1  FOR approval of independent auditors, except for

     o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

     o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

     o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2  FOR proposals seeking authorization to fix the remuneration of auditors

B.3  FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported. The Committee's general policy is to vote:

C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2 FOR proposals to eliminate retirement benefits for outside directors

C.3  AGAINST proposals to establish retirement benefits for outside directors

C.4 FOR proposals approving the remuneration of directors or of supervisory board members

C.5  AGAINST proposals to reprice stock options

C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8  AGAINST proposals seeking to pay outside directors only in stock

C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3  FOR management proposals approving share repurchase programs

D.4  FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions. The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill

E.2 FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4 FOR management proposals to change the company's name

F. Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee's general policy is to vote:

F.1 AGAINST proposals that seek authority to act on "any other business that may arise"

F.2 FOR proposals designating two shareholders to keep minutes of the meeting

F.3 FOR proposals concerning accepting or approving financial statements and statutory reports

F.4 FOR proposals approving the discharge of management and the supervisory board

F.5  FOR proposals approving the allocation of income and the dividend

F.6 FOR proposals seeking authorization to file required documents/other formalities

F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8  FOR proposals appointing inspectors of elections

F.9  FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G. Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who

     o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

     o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

     o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

     o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2  FOR the establishment of new series or classes of shares

G.3  AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6  FOR classified boards of closed-end investment companies CONFIDENTIAL

H. Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide nonrequired reports on:

     o   environmental liabilities;

     o   bank lending policies;

     o   corporate political contributions or activities;

     o   alcohol advertising and efforts to discourage drinking by minors;

     o   costs and risk of doing business in any individual country;

     o   involvement in nuclear defense systems

H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4  AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.\11 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law. BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

--------------------------
11 Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

                             ACCESSOR(R)FUNDS, INC.
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com
                      ACCESSOR STRATEGIC ALTERNATIVES FUND



                       STATEMENT OF ADDITIONAL INFORMATION
                           Dated April 29, 2008
                          As supplemented June 10, 2008



ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, open-end management investment company. Accessor Funds currently consists of twelve investment portfolios (collectively, the "Underlying Funds"), and six funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies. This Statement of Additional Information relates to one of the Underlying Funds, the Accessor Strategic Alternatives Fund (the "Fund"). The investment portfolios are commonly known as mutual funds. The Fund is a non-diversified fund.

The Fund is offered through a separate prospectus dated April 29, 2008 and as part of the Advisor Class, Investor Class and A&C Class Prospectuses of Accessor Funds (the "Prospectuses"). A copy of the Prospectuses may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                      3
INVESTMENT RESTRICTIONS, POLICIES AND RISKS                          3
MANAGEMENT OF THE FUND                                              24
CODES OF ETHICS                                                     28
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                 29
INVESTMENT ADVISORY AND OTHER SERVICES                              29
VALUATION                                                           39
FUND TRANSACTION POLICIES                                           40
TAX INFORMATION                                                     42
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                      44
FINANCIAL STATEMENTS                                                47
PROXY VOTING POLICIES AND PROCEDURES                                47
APPENDIX A - RATINGS OF DEBT INSTRUMENTS                           A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES                  B-1

GENERAL INFORMATION AND HISTORY

Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into 18 Funds, one of which is discussed in this SAI. The Fund offers one class of shares. The Accessor Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in the Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for the Fund share you own at shareholder meetings.

Accessor Capital Management LP ("Accessor Capital" or the "Money Manager"), a Washington limited partnership, is the manager and administrator of the Fund, pursuant to Management Agreement with the Fund. Accessor Capital is also the Fund's transfer agent, registrar, dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.

INVESTMENT RESTRICTIONS, POLICIES AND RISKS

INVESTMENT RESTRICTIONS

The Fund's investment objective is not a fundamental policy, which means that it can be changed by the Board of Directors without the vote of a majority of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions

The Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated the Fund may not:

1. Invest more than 25% of the value of its total assets in securities in any single industry, provided that there is no limitation on the purchase of securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities.

2. Borrow money or pledge its assets except to the extent such borrowing or pledging of assets is not prohibited by the Investment Company Act of 1940, as amended ("1940 Act") and exemptive orders granted under such Act.

* 3. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 4. Buy or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts (REITs), which deal in real estate or interests therein), interests in oil, gas or mineral leases, exploration or development programs, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, exploration or development programs, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

5. Underwrite the securities of other issuers, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under the 1940 Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended ("1933 Act"), by virtue of disposing of portfolio securities.

6. Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under the Act.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

Non-Fundamental Investment Policies and Restrictions

The following is the Fund's non-fundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval.

1. The Fund may effect short sales, including short sales against-the-box or in compliance with the Securities and Exchange Commission (SEC)'s position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act; provided, however, that not more than 5% of the Fund's net assets (determined at the time of the short sale) may be subject to short sales.

2. Absent specific exemptive relief, the Fund may not invest in securities of other investment companies, (including open-end funds, closed-end funds, and exchange-traded funds ("ETFs")) except to the extent permitted under the 1940 Act. Under the 1940 Act, the Fund may not: (i) invest more than 10% of its total assets (taken at current value) in such securities; (ii) own securities of any one investment company that has a value in excess of 5% of the Fund's total assets (taken at current value); or (iii) own more than 3% of the outstanding voting stock of any one investment company.

3. The Fund intends to ledge, hypothecate, mortgage or otherwise encumber its assets, to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

4. The Fund does not currently intend to invest in securities, other than structured notes, or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.


5. The Fund does not currently intend to make investments for the purpose of exercising control of management.

6. The Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by the Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, up to 25% of the Fund's net assets, exclusive of the assets that are segregated for purposes of meeting segregation requirements under Section 18 of the 1940 Act, may be comprised of cash or cash equivalents. The Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable.

7. The Fund may invest up to 15% of its net assets in illiquid securities; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

8. The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may provide initial and variation margin payments in connection with transactions in futures contracts and related options.

9. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which the Fund and/or the underlying funds may invest, the strategies the Fund and/or the underlying funds may employ and a summary of related risks. The underlying funds include ETFs, mutual funds and closed-end funds in which the Fund invests.

Accessor Capital monitors the credit quality of the securities purchased for the Fund that are rated by a nationally recognized ratings agency and reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting obligations for investment by the Fund, Accessor Capital also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If an obligation held by the Fund is assigned a lower rating or ceases to be rated, Accessor Capital will promptly reassess whether that security presents credit risks and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders.

ASSET-BACKED SECURITIES. Asset-backed securities are offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers.

RISKS OF INVESTING IN ASSET-BACKED SECURITIES. The yield characteristics of asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Asset-backed securities may respond to certain factors influencing prepayments such as prepayments increasing during a period of falling interest rates and decreasing during a period of rising interest rates. Accordingly, amounts available for reinvestment by an underlying fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. At other times different factors will predominate. Asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Asset-backed securities do not usually have a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

At times the value of asset-backed securities may be particularly sensitive to changes in the general level of interest rates. Early repayment of principal on some asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When the general level of interest rates rise, the value of an asset-backed securities generally will decline; however, when interest rates are declining, the value of asset-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying assets will affect the price and volatility of an asset-backed security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying assets increase the effective maturity of these securities, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to other idiosyncratic circumstances. Additionally, certain asset-backed securities are supported by certain guarantees that are made by U. S. Government agencies that do not enjoy the full faith and credit guarantee available from the U. S. Government directly.

BANK LOANS, LOANS BY OTHER FINANCIAL INSTITUTIONS, LOAN PARTICIPATIONS AND ASSIGNMENTS OF LOANS. The underlying funds may invest in loans made to corporate and other business entities by banks or other financial institutions (corporate loans). Such corporate loans typically pay interest rates that are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate (LIBOR) plus a premium. The underlying funds may acquire loan participations and other related direct or indirect corporate debt obligations (including assignments of corporate loans), in which the underlying funds will buy from a lender a portion of a larger loan that the lender has made to a borrower. Such loans may include term loans and, to the extent permissible for the underlying funds, revolving credit facilities, prefunded L/C term loans, delayed draw term loans and receivables purchase facilities.

LOANS NEGOTIATED BY THE AGENT BANK. Each type of corporate loan in which the underlying funds may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions. One or more of the lenders usually administers the corporate loan on behalf of all the lenders; this lender is referred to as the Agent Bank.

THREE WAYS TO INVEST IN CORPORATE LOANS. The underlying funds may invest in corporate loans in one of three ways. The underlying funds may: (i) make a direct investment in a corporate loan by participating as one of the lenders;
(ii) purchase a participation interest in a corporate loan; or (iii) purchase an assignment of a corporate loan. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The underlying funds may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a corporate loan previously attributable to a different lender. Unlike a participation interest, the underlying funds will generally become a lender for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1. DIRECT INVESTMENTS IN CORPORATE LOANS. When a new issue is purchased, such an investment is typically made at par. This means that the underlying funds receives a return at the full interest rate for the corporate loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the underlying funds invest in a participation interest in, or an assignment of, a corporate loan, the underlying funds may pay a fee or forgo a portion of the interest payment. Consequently, the underlying funds' return on such an investment may be lower than it would have been if the underlying funds had made a direct investment in the underlying corporate loan. The underlying funds may be able, however, to invest in corporate loans only through participation interests or assignments at certain times when reduced direct investment opportunities in corporate loans may exist.

2. ASSIGNMENTS OF CORPORATE LOANS. If the underlying funds purchase an assignment of a corporate loan from a lender, the underlying funds will step into the shoes of the original lender and will have direct contractual rights against the corporate borrower in favor of the lenders. An assignment from a lender gives the underlying funds the right to receive payments directly from the corporate borrower and to enforce its rights as a lender directly against the corporate borrower.

3. PARTICIPATION INTERESTS IN CORPORATE LOANS. In contrast to an assignment, if the underlying funds purchase a participation interest either from a lender or a participant, the underlying funds typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the underlying funds are subject to the credit risk of the lender or participant who sold the participation interest to the underlying funds, in addition to the usual credit risk of the corporate borrower. Therefore, when the underlying funds invest in corporate loans through the purchase of participation interests, the underlying funds' managers may consider the creditworthiness of the Agent Bank and any lenders and participants interposed between the underlying funds and the corporate borrower. These parties are referred to as Intermediate Participants.

Loan participations, however, may enable the underlying funds to acquire an interest in a loan from a financially strong borrower, which it could not do directly. While loan participations generally trade at par value, the underlying funds may buy participations trading at a premium and also may be permitted to buy loan participations that sell at a discount because of the borrower's credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value. In the event the corporate borrower fails to pay principal and interest when due, the underlying funds may have to assert rights against the borrower through an Intermediate Participant. This may subject the underlying funds to delays, expenses and risks that are greater than those that would be involved if the underlying funds could enforce its rights directly against the corporate borrower. Moreover, under the terms of a participation interest, the underlying funds may be regarded as a creditor of the Intermediate Participant rather than of the corporate borrower. This means that the underlying funds do not have any direct contractual rights against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the underlying funds, the underlying funds may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the underlying funds may not benefit directly from the collateral supporting the underlying corporate loan. There is a risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank, as described below.

OBLIGATIONS TO MAKE FUTURE ADVANCES. For revolving credit facility corporate loans ("revolvers") and some types of delayed draw loans, lenders, including the underlying funds, and Intermediate Participants may have an obligation to make future advances to the corporate borrower at the demand of the borrower and may have certain other obligations pursuant to the terms of these types of corporate loans. Receivables purchase facilities may be structured as revolvers that are secured by the borrower's receivables.

DELAYED DRAW TERM LOANS. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. They have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are identical to term loans. These delayed draw term loans may be drawn upon by the borrower for the given commitment period for various purposes, including making acquisitions. The borrower pays a fee during the commitment period (a ticking fee). Upon funding, when a loan is drawn upon, the loan becomes permanently funded and repaid amounts may not be reborrowed.

PREFUNDED L/C TERM LOANS. A prefunded L/C term loan (prefunded L/C loan) is a facility created by the borrower in conjunction with the Agent Bank as issuers of the loan, and the prefunded L/C loan is backed by letters of credit (each letter, an "L/C"). Each participant in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the Agent Bank for the facility. The funds are held and invested by the Agent Bank and held solely to satisfy a prefunded L/C loan lender's obligation to the Agent Bank under the facility. The funds paid by the lenders are invested by the Agent Bank as deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which goes to the borrower. Generally, the borrower, via the Agent Bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds will be returned to an underlying fund as a lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender, such as the underlying fund, may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

Whenever the borrower needs funds, it draws against the prefunded L/C loan and the Agent Bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan facility. The prefunded L/C loan can be structured from the standpoint of the borrower as either (i) a revolving credit facility, where the borrower can reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan, or (ii) a delayed draw term loan where the borrower may not reborrow, during the term of the loan, moneys it has paid back to the facility during the term of the loan.

RISKS OF INVESTMENTS IN CORPORATE LOANS CREDITWORTHINESS. Indebtedness of companies with poor creditworthiness involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the underlying funds bear a substantial risk of losing the entire amount invested. In addition, loans may be issued in leveraged or highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower may default or go into bankruptcy and the underlying funds having more difficulty selling such investments because they are less liquid. The value of such loans is also more volatile.

NONPAYMENT OF INTEREST AND/OR PRINCIPAL. Corporate loans and other floating-rate debt instruments are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the underlying funds, a reduction in the value of the investment and a potential decrease in the net asset value ("NAV") of the underlying funds.

INSUFFICIENT COLLATERAL. Some corporate loans may be secured by collateral, which may consist of various types of assets or interests including intangible assets, working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment, intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The value of the collateral, however, may decline following investment by the underlying funds. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the underlying funds could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate loans to currently existing or future indebtedness of the corporate borrower or take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the underlying funds' performance.

PUBLICLY AVAILABLE INFORMATION AND RATINGS. Many corporate loans in which the underling funds may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Corporate loans held by the underlying funds directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or unrated but judged by the underlying funds' managers to be of comparable quality.

LIQUIDITY OF CORPORATE LOANS. Prefunded L/C term loans, delayed draw loans and receivables purchase facilities are somewhat newer types of loans to corporations, but generally also permit the lenders, including the underlying funds to assign and transfer their interests in such loans to other parties. Generally, a liquid market with institutional buyers exists for such interests.

However, no active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the underlying fund's NAV. In addition, the underlying funds may not be able to readily dispose of its corporate loans at prices that approximate those at which the underlying funds could sell such loans if they were more widely-traded and, as a result of such illiquidity, the underlying funds may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of corporate loans, the underlying funds' yield may be lower.

RISKS BASED ON AGENT BANKS AND/OR INTERMEDIATE PARTICIPANTS. The Agent Bank is a lender that administers the corporate loan. The Agent Bank typically is responsible for collecting principal, interest and fee payments from the corporate Borrower. The Agent Bank then distributes these payments to all lenders that are parties to the corporate loan. Typically, the Agent Bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the Agent Bank for these services. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent Bank or Intermediate Participant. There is a risk that an Agent Bank may have financial difficulty. An Agent Bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the Agent Bank under the corporate loan should remain available to holders of corporate loans, including the underlying funds. However, a regulatory authority or court may determine that assets held by the Agent Bank for the benefit of the underlying funds are subject to the claims of the Agent Bank's general or secured creditors. The underlying funds might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

COMMODITIES FUTURES CONTRACTS. There are several additional risks associated with transactions in commodity futures contracts. These risks are discussed below:

o Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the underlying funds are invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

o Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the underlying funds. If the nature of hedgers and speculators in futures markets has shifted when it is time for the underlying funds to reinvest the proceeds of a maturing contract in a new futures contract, the underlying funds might reinvest at higher or lower futures prices, or choose to pursue other investments.

o Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the underlying funds' investments to greater volatility than investments in traditional securities.

o Combined Positions. The underlying funds may purchase and write options in combination with each other. For example, the underlying funds may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

DERIVATIVES. Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the underlying funds, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the underlying funds to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

INTERNATIONAL EQUITY SECURITIES. The underlying funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. Dollars, which protect the underlying funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. Dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. Dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

INTERNATIONAL DEBT SECURITIES. The underlying funds may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs consistent with the their policies. These investments may include debt obligations such as bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, and zero coupon securities.

Subsequent foreign currency losses may result in the underlying funds having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The underlying fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of an underlying fund's investment income may be received or realized in foreign currencies, the underlying fund would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The values of foreign securities investments will be affected by incomplete or inaccurate information available as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the U.S.

EMERGING MARKET COUNTRIES. POLITICAL AND ECONOMIC FACTORS. The underlying funds may invest in emerging market countries. Investing in emerging market countries involves potential risks relating to political and economic developments abroad. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the underlying funds. The value of the investments made by the underlying funds will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the underlying funds had invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments, which could affect investments in those countries.

Certain of the risks associated with investments generally are heightened for investments in emerging countries. For example, securities markets in emerging countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in emerging countries than about domestic issuers. Emerging market country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in emerging countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the underlying funds is uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the underlying funds due to subsequent declines in value of securities or, if the underlying funds had entered into a contract to sell securities, could result in possible liability to the purchaser.

Certain emerging countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The underlying funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the underlying funds of any restrictions on investments.

Costs associated with transactions in securities of companies in emerging countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when an underlying fund purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in emerging countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

Throughout the last decade many emerging countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

SOVEREIGN DEBT SECURITIES. Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which the underlying funds may invest may be rated below investment grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities. Brady Bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Bulgaria, Costa Rica,

Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries.

FOREIGN CURRENCIES. Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. Dollar. Exchange rates fluctuate for a number of reasons.

o Inflation. Exchange rates change to reflect changes in a currency's buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

o Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

o Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

o Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measure to cope with its deficits and debt.

o Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall is a country appears a less desirable place in which to invest and do business.

o Government Control. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of the underlying funds' investments is calculated in U.S. Dollars each day that the New York Stock Exchange ("NYSE") is open for business. As a result, to the extent that the underlying funds' assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. Dollar, the underlying funds' NAV as expressed in U.S. Dollars should increase. If the U.S. Dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by the underlying funds will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. Dollars. Gains or losses on shares of the underlying funds will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. Dollars, in relation to the original U.S. Dollar purchase price of the shares. The amount of appreciation or depreciation in the underlying funds' assets also will be affected by the net investment income generated by the money market instruments in which the underlying funds invest and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

The Fund and the underlying funds may incur currency exchange costs when they sell instruments denominated in one currency and buy instruments denominated in another.

FORWARD COMMITMENTS. The underlying funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the underlying funds' ability to manage its investment portfolio and meet redemption requests. The underlying funds may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

HYBRID INSTRUMENTS. The Fund and the underlying funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. Dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund and the underlying funds to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the NAV of the Fund and the underlying funds.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Fund will only invest in commodity-linked hybrid instruments that qualify for an exemption from the provisions of the Commodities Exchange Act under applicable rules of the Commodities Futures Trading Commission.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies defined in the 1940 Act. As a result, the Fund's investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Income from certain hybrid instruments may not constitute qualifying income for purposes of Subchapter M. Accordingly, the Fund will monitor the income produced from such investments so that when such income is combined with the Fund's other non-qualifying income, the Fund will not have no more than 10 percent non-qualifying income.

INFLATION-INDEXED BONDS. The underlying funds may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an underlying fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.

ILLIQUID SECURITIES. Illiquid securities are (i) securities that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act; (ii) securities which are otherwise not readily marketable; (iii) repurchase agreements having a maturity of longer than seven days; (iv) certain interest only ("IO")/principal only ("PO") strips; and (v) and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

INVERSE FLOATERS. The underlying funds may invest in inverse floaters. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional fixed-income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity.


INVESTMENT COMPANIES (including ETFs and Holding Company Depositary Receipts (HOLDRs)). A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and unit investment trusts are the three types of investment companies.


EXCHANGE TRADED FUNDS (ETFs). ETFs are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. ETFs add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, a market sector such as energy or technology, or a commodity such as gold or petroleum.

ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds). When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although ETFs are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indices, they may not be able to exactly replicate the performance of the indexes because of expenses and other factors.

Trading in leveraged ETFs is relatively illiquid which means that they may be hard to purchase or sell at a fair price. In addition, leveraged ETFs are subject to the risk of a breakdown in the futures and options markets they use. Finally, leveraged ETFs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater because if the investment loses value, not only is that money lost, but the loan still needs to be repaid.

EXCHANGE TRADED NOTES (ETNs). ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.


HOLDING COMPANY DEPOSITARY RECEIPTS (HOLDRs). HOLDRs are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector or group. Both ETFs and HOLDRs represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient. Unlike ETFs, HOLDRs can only be bought and sold in 100-share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDR for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRs is directly related to the value of the underlying securities, the Fund could lose a substantial part of its original investment in HOLDRs. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRs cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRs were selected without regard for their value, price performance, volatility or investment merit. The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events". As a result, stocks selected for those HOLDRs with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, HOLDRs may not provide the same targeted exposure to the industry that was initially expected.

LOWER-RATED DEBT SECURITIES. The underlying funds may invest in lower rated debt securities. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds." Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the underlying funds if they invest in these debts securities.

The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by the underlying funds defaulted, the underlying funds could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the underlying funds' NAV. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the underlying funds would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of the underlying funds' assets.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and the underlying funds' assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated debt securities, especially in a thinly traded market.

LIQUIDITY MANAGEMENT PRACTICES. The Fund may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Fund to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. Letters of Credit are limited to 20% of the Fund's net assets as determined at the end of each calendar quarter, while Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter.

In the case of a Letter of Credit arrangement, for a fee paid by the Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. The assumption behind such a put transaction is that the securities being put are subject to an unforeseen liquidity squeeze that would cure itself over some intermediate period of time, but not in a time necessary to meet shareholder redemption requests. Once eligible securities are put under a Letter of Credit arrangement, there is no recourse to the Fund, that the bank or financial intermediary would contractually be able to attest.

In the case of a Line of Credit arrangement the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral. Typically, this arrangement is a temporary affair meant to meet redemption requests that temporarily exceed the cash equivalents available within the Fund. For example, the Fund processes redemption requests on a daily basis. As a general rule the Fund would not know the aggregate value of those redemption requests until after the close of trading on any given day. At that point it would be impossible for the Fund to sell securities for regular settlement the following day in order to meet the redemption requests that will need to be serviced on that following day. A Line of Credit arrangement would facilitate the satisfaction of these redemption requests.

MONEY MARKET INSTRUMENTS. For cash management purposes and/or if the Money Manager believes that market or economic conditions warrant a temporary defensive policy, the Fund may invest up to 50% of its net assets, exclusive of collateral that is segregated to meet the Fund's requirements under Section 18 of the 1940 Act, in obligations maturing in 13 months or less in U.S. Treasury Securities or securities issued by other agencies of the U. S. Government, its instrumentalities or sponsored enterprises ("U.S. Government Securities"). Some U.S. Government Securities such as Treasury bills, notes and bonds, as well as certain agency securities, such as the guaranteed portion of Small Business Administration 7(a) ("SBA") securities, are supported by the full faith and credit of the United States. Some agency securities are simply backed by the credit worthiness of the issuing U. S. Government agency such as Federal Farm Credit Discount Notes. Thus, no assurance can be given that the latter type of U.S. Government Securities will be supported by the U. S. Government, should the need arise.

U.S. Government Securities include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities. This includes loans made to foreign governments or their agencies or instrumentalities such as securities issued by the U.S. Agency for International Development ("USAID"). The secondary market for certain of these U.S. Government Securities is often extremely limited. Therefore, in the absence of a suitable secondary market, such U.S. Government Securities may be deemed to be illiquid. U.S. Government Securities are discussed in more detail below.

BANK AND CORPORATE OBLIGATIONS. The underlying funds and/or the Fund may invest in commercial paper, including variable amount master demand notes and commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.


The Fund may also invest in certificates of deposit issued by various depositary institutions, unsecured bank promissory notes, and bankers' acceptances. A certificate of deposit is issued against deposited funds that mature at a specific future time period, and accrue at a specific or variable interest rate. Typically, these deposits are insured by the full faith and credit of the U. S. Government up to $100,000 per depositor, per bank, through a variety of federal government depositary entities such as the Federal Deposit Insurance Corporation. Typically, withdrawal penalties are imposed for withdrawal prior to maturity on certificates of deposit.


Bankers' acceptances are negotiable drafts that are normally drawn by an importer or exporter to pay for specific merchandise, which then are accepted by a bank, meaning that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances, along with notes issued by banking institutions, are only as secure as the credit worthiness of the issuing or accepting depository institution.

Demand notes are obligations of issuing organizations that share the credit profile of commercial paper. The distinct difference is in the liquidity characteristics of the issuance. While commercial paper is mostly negotiable, with a robust secondary trading market for rated issuers, demand notes are issued by a corporation and liquidated on demand. There is no secondary market. Typically the issuance consists of two parts, an "A" note and a "B" note. Both carry an interest rate higher than the commercial paper issued by the same issuer, meant to compensate for the increased liquidity risk. Most often the "A"
note is for a fixed investment amount, and can only be redeemed with a fixed notice, such as six to twelve months. The "B" note can be redeemed at any time for any amount presently outstanding.

OPTIONS. The Fund and the underlying funds may purchase put and call options and write (sell) "covered" put and "covered" call options. The Fund and the underlying funds may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the OTC market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Fund and the underlying funds may also purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Fund and the underlying funds may purchase and write options on securities. The Fund and the underlying funds may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase.

A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations under the call option not covered as provided in (i) above. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if the Fund deposits with Accessor Funds' custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

The Fund may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Fund must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

The Fund will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Fund will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Fund and the underlying funds will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund and the underlying funds will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

RISKS OF TRANSACTIONS IN OPTIONS. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Fund and the underlying funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund and the underlying funds would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund or the underlying funds as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions. The Fund will treat purchased OTC options and cover for written OTC options as illiquid unless the OTC option written by the Fund is sold to a dealer who agrees that the Fund may repurchase the option at a maximum price determined by a formula in the option agreement. The cover for that option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


PRIVATE INVESTMENT FUNDS. The Fund may invest in private investment funds, also known as hedge funds, which will pursue alternative investment strategies. An investment in a private investment fund involves certain risks relating to, among other things, the nature of the investments and investment techniques to be employed by the fund. Because of the speculative nature of the investments and trading strategies of private investment funds, there is a risk that the Fund may suffer a significant or complete loss of its invested capital in one or more private investment funds. Private investment funds may utilize a variety of special investment instruments and techniques to hedge the portfolios of the funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a fund's investment objective. Certain of the special investment instruments and techniques that the fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions. Interests in a private investment fund are not generally registered under the 1933 Act and the transferability or withdrawal of such interests is substantially restricted.


REAL ESTATE INVESTMENT TRUSTS (REITs). The underlying funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and failing to maintain their exemptions from registration under the 1940 Act.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The underlying funds' investment in a REIT may require the underlying funds to accrue and distribute income not yet received or may result in the underlying funds making distributions that constitute a return of capital to underlying funds shareholders for federal income tax purposes. In addition, distributions by the underlying funds from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which the Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by State Street Bank & Trust Company, the Fund's custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby the Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund would forego principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time the Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

RIGHTS AND WARRANTS. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions" for a description of the Fund's abilities to invest in warrants and rights.

RULE 144A SECURITIES. The Fund and the underlying funds may purchase securities that are not registered under the 1933 Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund or the underlying funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund or the underlying funds. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority ("FINRA"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund or underlying funds, however, could affect adversely the marketability of the Fund's or underlying funds' securities and, consequently, the Fund or the underlying funds might be unable to dispose of such securities promptly or at favorable prices. Accessor Capital will monitor the liquidity of such restricted securities under the supervision of the Board of Directors for the Fund.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. Accessor Capital will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, Accessor Capital must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a "regular way" for the type of security at issue.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A short sale is a transaction in which the Fund sells a security it does not own but borrows for purposes of delivery, in anticipation of a decline in the market value of that security. Short sales against-the-box are short sales of securities that the Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). The Fund may make such sales or maintain a short position, provided that at all times when a short position is open, the Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.

SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

STRUCTURED NOTES. The Fund and the underlying funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation's risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. The Fund and the underlying funds have the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. The Fund and the underlying funds bear the risk that the issuer of the structured note will default or become bankrupt. The Fund and the underlying funds bear the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps the Fund and the underlying funds are also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund and the underlying funds may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund's and the underlying funds' principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See "Credit Default Swaps" for a description of additional risks associated with credit default swaps. See "Swap Agreements" for additional tax risks associated with structured notes.

SWAP AGREEMENTS. The Fund and the underlying funds may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, and credit default swaps. The Fund and the underlying funds may utilize swap agreements in an attempt to gain exposure to the securities in a market without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements (but generally not credit default swaps) entered into by the Fund or the underlying funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's or the underlying funds' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

The Fund's or the underlying funds' current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund or the underlying funds) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. The Fund will not enter into any swap agreement unless the Money Manager believes that the other party to the transaction is creditworthy. The Fund and the underlying funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund or the underlying funds are selling credit protection, the default of a third party issuer.

The Fund and the underlying funds may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund or the underlying funds the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund and the underlying funds will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund or the underlying funds on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund or the underlying funds on the notional amount.

Swap agreements typically are settled on a net basis (but generally not credit default swaps), which means that the two payment streams are netted out, with the Fund or the underlying funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Fund will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a credit default swap.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund or the underlying funds are contractually obligated to make. If a swap counterparty defaults, the Fund's or the underlying funds' risk of loss consists of the net amount of payments that such Fund or the underlying funds are contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and its Money Manager believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Money Manager, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. The Internal Revenue Service (IRS) has issued a revenue ruling, which holds that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code. As such, the Fund's ability to utilize commodity-linked derivatives as part of its investment strategy is limited to a maximum of 10 percent of its gross income. However, in subsequent rulings, the IRS provides that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code.

CREDIT DEFAULT SWAPS. Another form of swap agreement is a credit default swap. A credit default swap enables the underlying funds to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the underlying funds selling the credit protection.

In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the underlying funds purchasing the credit protection.

Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities is not accurately evaluated.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital, market or economic conditions warrant, the Fund may adopt a temporary defensive strategy.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Treasury securities that include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund, may also invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Sponsored Entities" or "GSEs"). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such Government Sponsored Entities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund may purchase U.S. Government obligations on a forward commitment basis.

Government Sponsored Entities are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government National Mortgage

Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U.S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the SBA. Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U.S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the SEC.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

The Fund may purchase variable rate U.S. Government Securities that have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of the Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed-delivery basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regular-way settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. By the time of its delivery, such a security may be valued at less than the purchase price. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security. Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its NAV. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If the Fund sells such a security before the security has been issued (or delivered), the Money Manager will instruct the Custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations. The Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon securities with remaining maturities of less than 1 year. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                   DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS

In accordance with rules established by the SEC, the Fund sends Semi-Annual and Annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in Annual and Semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-202-551-8090). The portfolio holdings of the Fund and other information concerning portfolio characteristics may be considered material, non-public information. The Board of Directors has adopted policies with respect to the disclosure of the Fund's portfolio holdings. These policies apply to all officers, employees and agents of the Fund, including the Fund's investment adviser. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Fund. It is the policy of the Fund not to separately disclose to any person the current portfolio holdings of the Fund. No person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.

Pursuant to this policy, for the legitimate business purposes stated below, the Fund's general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Fund; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Fund requires that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Fund's portfolio holdings for the legitimate business purposes as set forth above, the Fund's Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Fund to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.

Under its policies, the Fund does not disclose its portfolio holdings in exchange for compensation.


The Fund does have on-going arrangements with certain specified persons or entities for the disclosure of the Fund's portfolio holdings. The Fund provides top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Fund provides monthly portfolio holdings to reporting services such as Morningstar. On a quarterly basis, the Money Manager is asked to formally review and reconcile the holdings with the fund accounting agent and custodian. Both the custodian and fund accounting agent have daily access to the portfolio holdings of the Fund. The independent registered public accounting firm receives the Fund's portfolio holdings on at least a quarterly basis. The custodian provides information on corporate actions and ISS Governance Services provides class action lawsuits services. They may have access to the portfolio holdings of the Fund. The Fund does not have any on-going arrangements to provide portfolio holdings with any other persons.

As of April 15, 2008, the following entities will receive portfolio holdings information as specified:



---------------------------------- ------------------------ ------------------------ -----------------------
Firm                               Purpose                  Timing                   Lag Time*
---------------------------------- ------------------------ ------------------------ -----------------------
SEI Investments Global Funds       Fund Accounting Agent    Daily                    None
Services
Morgan Lewis                       Law Firm                 Quarterly                One Month
Deloitte & Touche LLP              Public accounting firm   Semi-Annual              One Month
State Street Bank & Trust Company  Custodian                Daily                    None
Morningstar                        Reporting Service        Monthly                  one month
Lipper                             Reporting Service        Monthly                  one month
Accessor Capital Management        Portfolio Manager        Daily                    None



*Represents the length of time between the date of the information and the date on which the information is disclosed.

The Board of Directors has authorized the Fund's CCO or its designee to authorize the release of the Fund's current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Whenever any person covered by these policies receives a request for information relating to the Fund's current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Fund's CCO reports quarterly to the Board of Directors if a disclosure of the Fund's current portfolio holdings was made outside of the requirements of this Policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this Policy, and for a period of not less than six years, any written records completed in accordance with this Policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by in a Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                        MANAGEMENT OF THE ACCESSOR FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed.

Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                                                                                                    NUMBER OF
                                                                            PRINCIPAL             PORTFOLIOS IN
                                                                           OCCUPATIONS            FUND COMPLEX          OTHER
      NAME, ADDRESS             POSITION WITH           TERM OF            DURING PAST            OVERSEEN BY       DIRECTORSHIPS
         AND AGE                ACCESSOR FUNDS           OFFICE            FIVE YEARS               DIRECTOR            HELD

INTERESTED DIRECTORS



J. Anthony Whatley, III(1,2)  Director, President    Held since        Director and President,     18              None
Age 64                        & Principal            1991              Accessor Capital
1420 Fifth Avenue             Executive Officer                        Corporation, since
Seattle, WA 98101             Treasurer and          Held since        August 2000;
                              Principal Financial    2006              Executive Director
                              and Accounting Officer                   Accessor Capital
                                                                       Management LP since
                                                                       April 1991.



NONINTERESTED DIRECTORS

George G. Cobean, III         Director               Director Since    Director, Vice              18              Director, Action
Age 69                                               1991              President, Martinson,                       Auto Glass of
1420 Fifth Avenue                                                      Cobean & Associates,                        Tacoma, Inc.;
Seattle, WA 98101                                                      P.S. (certified public                      Director, Tigre
                                                                       accountants) since                          Tierra
                                                                       1973.                                       Manufacturing Co.

Geoffrey C. Cross             Director               Director Since    President, Geoffrey C.      18              None
Age 68                                               1993              Cross P.S., Inc.,
1420 Fifth Avenue                                                      (general practice of
Seattle, WA 98101                                                      law) since 1970.

Each Director is elected for an indefinite term, until his successor is elected.

==================================================================================================================================
(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in
    Accessor Capital.
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

      NAME, ADDRESS           POSITION WITH                TERM OF                       PRINCIPAL OCCUPATIONS
         AND AGE              ACCESSOR FUNDS                OFFICE                       DURING PAST FIVE YEARS

Linda V. Whatley(1)         Senior Vice President      Officer Since 1991          Vice President, Accessor Capital
Age 49                      & Assistant Secretary                                  Management LP since April 1991.
1420 Fifth Avenue
Seattle, WA 98101

Robert J. Harper            Senior Vice President      Officer Since 1995          Director and Treasurer, Accessor
Age 63                                                                             Capital Corporation, since August
1420 Fifth Avenue                                                                  2000; Director of Sales and  Client
Seattle, WA 98101                                                                  Service, Accessor Capital Management
                                                                                   LP since October 1993

Christine J. Stansbery      Senior Vice                Officer Since 1995          Chief Compliance Officer since
Age 55                      President, Secretary                                   October 2004; Vice President,
1420 Fifth Avenue           & Chief Compliance                                     Accessor Capital Corporation, since
Seattle, WA 98101           Officer                                                April 2001; Assistant Vice President
                                                                                   Compliance since  1997,
                                                                                   Regulatory Manager from March through
                                                                                   December 1996, Accessor Capital
                                                                                   Management LP.

Darin K. Dubendorf          Vice President             Officer Since 2002          Regional Director, Accessor Capital
Age 41                                                                             Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101



==========================================================================================================================
(1) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.






Deborah Jean Bryan          Vice President             Officer since 2003          Director of Operations and
Age 40                      AML OFFICER                                            Information Technology since June
1420 Fifth Avenue                                                                  2003, Director of Operations since
Seattle, WA  98101                                                                 November 1998, Accessor Capital
                                                                                   Management since July 1997.

Justin Hudson Roberge       Assistant Treasurer        Officer since 2004          Investment Analyst, Accessor Capital
Age 31                                                                             Management, since December 2006;
1420 Fifth Avenue                                                                  Jr. Investment Analyst, Accessor
Seattle, WA 98101                                                                  Capital Management, since June
                                                                                   2004; Operations Associate,
                                                                                   Accessor Capital Management, since
                                                                                   April 2002; Registered Representative,
                                                                                   Diversified Financial Concepts, since
                                                                                   September 2001; Operations Associate,
                                                                                   Harris Investor Line, since March 2000.


VonDell Bennion              Vice President            Officer since 2007          Chief Financial Officer, Accessor Capital
Age 63                                                                             Management since September 1998; Treasurer,
1420 Fifth Avenue                                                                  Accessor Capital Corporation since September 2008
Seattle, WA  98101                                                                 Vice President, Accessor Capital Corporation
                                                                                   since April 2001

Alex Allen                   Assistant Vice President  Officer since 2007          Accountant, Accessor Capital Management since
Age 29                                                                             April 2007; Accounting Manager, Pacific
1420 Fifth Avenue                                                                  Integrated Handling from June 2006 to April 2007;
Seattle, WA  98101                                                                 Project Manager, Pacific Integrated Handling from
                                                                                   May 2005 to June 2006; Shop Supervisor, Pacific
                                                                                   Integrated Handling from March 2004 to May 2005;
                                                                                   Field Supervisor, National Mechanical Services/
                                                                                   Creter Mechanical from February 2002 to January
                                                                                   2004



Nathan Rowader               Senior Vice President     Officer since 2007          Chief Investment Officer, since February
Age 30                                                                             2008, Sr. Investment  Officer,  Accessor
1420 Fifth Avenue                                                                  Capital  Management since December 2007;
Seattle, WA  98101                                                                 Investment  Officer,  February  2007  to
                                                                                   December  2007  Accessor  Capital;  Risk
                                                                                   Management  Analyst,  Oppenheimer  Funds
                                                                                   2005   to   2007   and   Fund   Analyst,
                                                                                   Oppenheimer    Funds   2004   to   2005;
                                                                                   Financial  Consultant,   Linsco  Private
                                                                                   Ledger 2003 to 2004.



Eric Kleinschmidt           Treasurer                  Officer since 2007          Employed by SEI Investments  since 1995;
Age 39                                                                             Director of Funds Accounting since 2004;
1 Freedom Valley Drive                                                             served as manager from 1999-2004.
Oaks, PA  19456


James Ndiaye                Vice President and         Officer since 2008          Attorney with SEI investments since 2004.
Age 33                      Assistant Secretary                                    Prior to SEI, practiced at Deutsche Asset
1 Freedom Valley Drive                                                             Management from 2003 to 2004.  From 2000
Oaks, PA  19456                                                                    to 2003, associate at Morgan Lewis & Bockius
                                                                                   LLP.



Carolyn Mead                Vice President and         Officer since 2008          Attorney  with  SEI  investments   since
Age 37                      Assistant Secretary                                    2007.   Prior  to  SEI,   practiced   in
1 Freedom Valley Drive                                                             Securities  Practice  Group  at  Stradley, Ronon
Oaks, PA  19456                                                                    Stevens & Young from 2002 to 2007.




ROLE OF THE BOARD OF DIRECTORS

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.

AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Noninterested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets at least once during each fiscal year of the Funds, and generally meets quarterly prior to the regular Board of Directors meeting. The Audit Committee met four times during the fiscal year ended December 31, 2007. In addition, representatives from the Fund's independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee separately when appropriate.

SHARE OWNERSHIP


The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund and in all Accessor Funds overseen by the Director as of December 31, 2007.


                                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                SECURITIES OWNED IN ALL
                                                                                REGISTERED ACCESSOR FUNDS
NAME OF DIRECTOR                      DOLLAR RANGE OWNED OF FUND                OVERSEEN BY DIRECTOR
-----------------                     --------------------------                --------------------
J. Anthony Whatley III                  Aggressive Growth Fund                   Over $100,000
                                        Over $100,000
                                        Income & Growth Allocation Fund
                                        Over $100,000
                                        Income Allocation Fund
                                        Over $100,000

NONINTERESTED DIRECTORS

George G. Cobean III                    International Equity Fund                 $50,001 - $100,000
                                        $50,001 - $100,000

Geoffrey C. Cross                       International Equity Fund                 Over $100,000
                                        Over $100,000


DIRECTOR CONFLICTS OF INTEREST

DIRECTOR POSITIONS. As of December 31, 2007, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR INTERESTS. During the two years ended December 31, 2007, no Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

COMPENSATION TABLE

The Board met nine times during the fiscal year ended December 31, 2007. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:



                                                                                                  TOTAL
                                                                                              COMPENSATION
                                                           PENSION OR                             FROM
                                      AGGREGATE       RETIREMENT BENEFITS      ESTIMATED        ACCESSOR
                                  COMPENSATION FROM    ACCRUED AS PART OF   ANNUAL BENEFITS    FUNDS PAID
             NAME                  ACCESSOR FUNDS      THE FUNDS EXPENSES   UPON RETIREMENT   TO DIRECTORS


INTERESTED DIRECTOR

J. Anthony Whatley III          None                  None                  None               None

NONINTERESTED DIRECTORS



George G. Cobean III         $29,000                   None                 None                 $29,000



Geoffrey C. Cross            $29,000                   None                 None                 $29,000


Noninterested Directors of Accessor Funds were paid fees of $3,000 per meeting plus out-of-pocket costs associated with attending Board meetings until August 2006. Beginning with the August 2006 board meeting, the Directors were paid fees of $5,000 per meeting plus out-of-pocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds, except that the Board of Directors has determined that Accessor Funds' shall reimburse Accessor Capital for a portion of the compensation paid to the Accessor Funds' CCO.

CODES OF ETHICS

Accessor Funds, Accessor Capital, and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that establishes standards by which certain covered persons of the respective entities must abide relating to personal securities trading conduct. Under the Codes of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital, the Money Manager and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Codes of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. Each Code of Ethics is on public file with, and is available from, the SEC.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2008, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Fund. Persons beneficially owning more than 25% of the voting securities of the Fund are deemed to be a "control person" of the Fund:


--------------------------------------------------------------------------------
    Name                                                        Percent
                                                               of Ownership
--------------------------------------------------------------------------------
Aggressive Growth Allocation - AFIA
1776 Heritage Dr.
Mail Stop JAB 2E
N. Quincy, MA 02171                                              7.21%

Balanced Allocation - AFIB
1776 Heritage Dr.
Mail Stop JAB 2E
N. Quincy, MA 02171                                             12.67%

JP Morgan TTEE for United CA Ret Pl
3 Metrotech Center, 6th Floor
Brooklyn, NY 11245                                              14.61%

Growth Allocation - AFIF
1776 Heritage Dr.
Mail Stop JAB 2E
N. Quincy, MA 02171                                             14.89%

Growth & Income Allocation - AFIE
1776 Heritage Dr.
Mail Stop JAB 2E
N. Quincy, MA 02171                                             15.71%

Maril & Co FBO JD
c/o M&I Trust Co NA - Attn: MF
11270 West Park Place - Ste 400
Milwaukee,WI 53224                                              22.26%



As of April 15, 2008, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

The Fund's day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:


Manager, Transfer Agent,                             Accessor Capital Management LP
Registrar and Dividend Disbursing Agent

Custodian                                            State Street Bank & Trust Company

Administrator and                                    SEI Investments Global
Fund Accounting Agent                                Funds Services

Distributor                                          SEI Investments Distribution Company

Legal Counsel                                        Morgan, Lewis & Bockius LLP

Independent Registered Public
Accounting Firm                                      Deloitte & Touche LLP


MANAGER, TRANSFER AGENT, RESISTRAR AND DIVIDEND DISBURSING AGENT

Accessor Capital is the manager of the Fund, pursuant to a management agreement with the Accessor Funds on behalf of each series of the Accessor Funds, including the Fund (the "Management Agreement"). Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Under the Management Agreement, Accessor Capital provides the Fund with office space and equipment, and the personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties such as the Money Manager, State Street Bank & Trust Company that serves as the Custodian, SEI Investments Global Funds Services that serves as the Administrator and Fund Accounting Agent, and SEI Investments Distribution Company that serves as Distributor. Accessor Capital also develops the investment program for the Fund, monitors the investment programs and results, and exercises investment discretion over the Fund and its assets. Accessor Capital currently invests all the assets of the U.S. Government Money Fund, the Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

The Management Agreement was approved initially by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International Equity Fund on June 17, 1992, by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992, and by the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year. The Management Agreement was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on December 20, 2006, and with respect to the Accessor Strategic Alternatives Fund on October 8, 2007.


A discussion of the Board's considerations in approving the Management Agreement will be included in the Accessor Funds' Semi-Annual Report to shareholders for the period ended June 30, 2008 and the Annual Report to shareholders for the fiscal year ended December 31, 2008.


ACCESSOR CAPITAL'S FEES. The Fund pays Accessor Capital as manager of the Fund, pursuant to the Management Agreement, a fee equal on an annual basis to 0.70% of the Fund's average daily net assets.

Accessor Capital may, from time to time, find it in the appropriate to waive all or part of its management fee, if it deems it to be in the best interest of the Fund and its shareholders.

As an investment manager of the Fund, Accessor Capital develops the investment programs for the Fund. In addition, Accessor Capital may effect brokerage transactions for the Fund. See "Fund Transaction Policies--Brokerage Allocations."


The Fund opened for investment operations on January 29, 2008 therefore Accessor Capital received no fees under its Management Agreement with the Fund for the perioding ending December 31, 2007.

OTHER ACCESSOR CAPITAL SERVICES. Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to the Fund pursuant to a Transfer Agency Agreement between Accessor Capital and the Fund. Sub-transfer agent and compliance services are provided to the Fund under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.14% of the average daily net assets of the Fund, and (ii) certain out of pocket expenses.
Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The Fund has not opened for investment operations and therefore Accessor Capital has received no fees under the Transfer Agency Agreement with the Fund as of the date of this SAI.


In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services that would otherwise be provided by Accessor Capital. Accessor Capital or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Fund, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Fund's may be owed by certain intermediaries for the benefit of their customers. Because Accessor Capital often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by Accessor Capital or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Accessor Capital or an affiliate or by an unaffiliated third party.

The general and managing partner of Accessor Capital is Accessor Capital Corporation, which is a Washington corporation owned predominantly by J. Anthony Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a wholly-owned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Robert J. Harper, Christine
J. Stansbery and VonDell Bennion. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.


FUND'S PORTFOLIO MANAGERS


OTHER ACCOUNTS MANAGED. An investment committee is primarily responsible for the management of the Fund. The investment committee consists of J. Anthony Whatley III, Executive Director, Senior Investment Officer, Nathan J. Rowader, Chief Investment Officer, Paul Herber, Investment Officer, and Justin H. Roberge,
Investment Analyst. The following table shows, as of December 31, 2007, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.




                                   NUMBER OF          TOTAL ASSETS OF        NUMBER OF      TOTAL ASSETS OF ACCOUNTS
                                    ACCOUNTS            ACCOUNTS             ACCOUNTS       PAYING A PERFORMANCE FEE
                                    MANAGED                                    PAYING A
                                                                            PERFORMANCE
                                                                                FEE


Registered Investment Companies        7                $1.7 billion            0               0

Other Pooled Investment
Vehicles                               0                0                       0               0

Other Accounts                         0                0                       0               0




As of December 31, 2007, no member of the committee beneficially owned shares of the Fund.

POSSIBLE CONFLICTS OF INTEREST. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.

Accessor Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. The portfolio managers' compensation includes a fixed salary and discretionary bonus and a 401(k) plan. The portfolio managers may receive a discretionary bonus that is based on the profitability of the firm and the portfolio manager's individual performance, rather than based on the performance of the accounts or the assets under management.

CUSTODIAN

State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, ("State Street") a banking company organized under the laws of the State of Massachusetts, is the Fund's Custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be bought or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. State Street is paid by the Fund an annual fee and also is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. State Street also acts as Custodian for investors of the Fund with respect to the individual retirement accounts ("IRA Accounts").

ADMINISTRATOR AND FUND ACCOUNTING AGENT

SEI Investments Global Funds Services (SEIGFS), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in SEIGFS. SEI and its subsidiaries and affiliates, including SEIGFS, are providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. SEIGFS and its affiliates also serve as administrator or sub-administrator to other mutual funds and is paid by the Fund an annual fee plus specified transactions costs for these services, and is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. The services include:

DISTRIBUTOR

SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 ("Distributor") serves as distributor for the Fund, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of SEIGFS, the Administrator and Fund Accounting Agent for the Fund. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

The Distributor is compensated under the Distribution Agreement.

The Distribution Agreement for the Fund may be terminated at any time upon 60 days' written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of the Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the non-Interested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Deloitte & Touche LLP serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's annual financial statements. Morgan, Lewis & Bockius 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as the Fund's outside legal counsel.

FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by Accessor Capital. The Fund's expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Fund's assets; (e) expenses of obtaining Fund activity reports and analyses for the Fund; (f) expenses of maintaining the Fund's tax records; (g) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Fund; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Fund, the preparation and mailings of prospectuses and reports of the Fund to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Fund' shares for sale; (m) costs of printing stock certificates representing shares of the Fund; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; and (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto. The Fund is also responsible for paying a management fee to Accessor Capital. Additionally, the Fund pays a Management Fee to the Money Manager, as described above. Certain expenses attributable to the Fund are charged to the Fund, and other expenses are allocated among all of the Accessor Funds affected based upon their relative net assets.


The Fund has not adopted a Distribution and Service Plan or Administrative Services Plan for the Shares of the Fund. Shares of the Fund shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Fund. Shares are offered directly from the Fund and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Fund, pays no compensation to Service Organizations and receives none of the fees or transaction charges. The Fund has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, and will be approved on by the shareholders upon the opening of the Fund. Under the Defensive Distribution Plan, if the payment of management fees or administration fees by the Fund to Accessor Capital is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Accessor Capital may use its past profits or its other resources, including management fees paid to Accessor Capital by the Fund, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund Shares and/or shareholder support services or pay significant amounts to intermediaries. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Shares of the Fund and for which Accessor Capital will compensate the Service Organizations from its revenue.

ADDITIONAL PAYMENTS TO INTERMEDIARIES

Although, neither the Fund nor its Money Manager has participated (nor intends to do so in the future) in such payments, Accessor Capital, or its affiliates may make additional payments, out of their own assets to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital in connection with the sale or distribution of the other Accessor Funds. The intermediaries to which payments may be made are determined by Accessor Capital. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend the Fund or a share class over others offered by competing fund families. Accessor Capital and its affiliates have made no such payments with respect to the Fund and do not anticipate such payments will be made during fiscal year 2007.

VALUATION


The NAV per share of the Fund is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, State Street and Accessor Capital are open for business. Non-business days for 2008 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund Shares is their NAV.


Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealer-supplied valuations and electronic data processing techniques. Short-term debt securities maturing in 60 days or less are valued using amortized cost, which approximates market value.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. A discussion regarding the circumstances under which the Fund will use fair value pricing and the effects of using fair value pricing is included in the Fund's prospectus. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.

FUND TRANSACTION POLICIES

Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to its Money Manager.

If the Fund changes Money Manager, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Fund has no restrictions on portfolio turnover. The Fund will purchase or sell securities to accommodate purchases and sales of the Fund's shares. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from the Fund at ordinary income tax rates. See "Tax Information."

PORTFOLIO TURNOVER. While it is not the policy of the Fund to purchase securities with a view to short-term profits, the Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The portfolio turnover rate of the Fund may exceed 100%.

BROKERAGE ALLOCATIONS. The following is a description of the policy of the Fund with respect to brokerage allocation and brokerage commissions. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a "commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement provides, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Fund. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Management Agreement authorize Accessor Capital to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Fund. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services of economic benefit to Accessor Funds. In certain instances, Accessor Capital may receive from brokers or dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Accessor Capital will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital through brokerage commissions generated by transactions of the Fund, while the portions of the costs attributable to non-research usage of such products or services is paid by Accessor Capital in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital and those that primarily benefit Accessor Funds.

As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital exercises investment discretion.

In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by the Fund, direct all or a portion of the Fund's transactions to brokers who pay a portion of the Fund's expenses.

Accessor Capital does not expect the Fund ordinarily to effect a significant portion of the Fund's total brokerage business with brokers affiliated with the Distributor, Accessor Capital. However, the Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 under the 1940 Act. As of the date of this SAI, the Fund had not commenced operations.

BROKERAGE COMMISSIONS. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund. Certain services received by the Money Manager attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or the Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Manager are not reduced by reason of their receipt of such brokerage and research services.

The Fund will pay brokerage commissions.

TAX INFORMATION

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the federal, state, local, or foreign tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

TAXATION OF THE FUND -- GENERAL

The Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. That treatment generally relieves the Fund, but not its shareholders, from paying federal income tax on amounts distributed to shareholders.

To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from an interest in a "qualified publicly traded partnership" as defined in the Code ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and that are engaged in similar trades or businesses, or in the securities of one or more "qualified publicly traded partnerships."


As described above, gains from the sale or disposition of foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the 90% test. It should be noted, however, that for purposes of the 90% test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future.


If the Fund fails to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends, and non-corporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income". In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. The Fund intends to make sufficient distributions to avoid the Excise Tax.

OPTIONS, FUTURES AND FORWARD CONTRACTS, AND SWAP AGREEMENTS

Some of the options, futures contracts, forward contracts, and swap agreements used by the Fund may be "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40") although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the Excise Tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Fund, may result in "straddles" for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund that is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions. Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Fund intends to monitor developments in this area.

Certain requirements that must be met under the Code in order for the Fund to qualify as a RIC, including the qualifying income and diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements. In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Fund for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in the Fund's recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of the Fund's distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future Treasury Regulations and/or guidance issued by the IRS that could affect the character and/or amount of the Fund's taxable income or gains.

SHORT SALES

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed below.

CONSTRUCTIVE SALES

Certain rules may affect the timing and character of gain if the Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is currently 28% until 2011 when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

TAXATION OF U.S. SHAREHOLDERS

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to the Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by the Fund as, "qualified dividend income." If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", the Fund may designate, and the Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations" which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain included in income with respect to the shares (whether distributed or not). Any loss realized by a shareholder on a sale (redemption) or exchange of shares of the Fund will be disallowed to the extent the shareholder purchases other shares of the Fund within 30 days before or after the disposition.

A portion of the dividends from the Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate ordinary income dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject to the federal alternative minimum tax and certain basis adjustments. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the NAV of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. Therefore, prior to purchasing shares of the Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.

The Fund may invest in Eurodollar CDs issued by U.S. branches of foreign banks that are FDIC insured.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) at least 50% of the average fair market value of its assets consists of assets that produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. As a result, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In most instances it will be very difficult, if not impossible, to make a QEF election because of certain requirements thereof, and the Fund does not expect to make such an election.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. This election may cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to that stock. In order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to where the Fund that did not invest in PFIC shares.

FOREIGN SECURITIES AND TRANSACTIONS

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

FOREIGN SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

INCOME NOT EFFECTIVELY CONNECTED

If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder), which tax is generally withheld from such distributions. Distributions that are designated by the Fund as "interest-related dividends" or "short-term capital gain dividends" are exempt from the 30% withholding rate. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements. The exemption for interest-related dividends and short-term capital gains applies to dividends with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless Congress extends such date.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above.

INCOME EFFECTIVELY CONNECTED

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

STATE AND LOCAL TAXES

Depending on the extent of the Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of the Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. Government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund is currently making a continuous offering of its shares. The Fund receives the entire NAV of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed. Shares of the Fund may be purchased directly from the Fund with no sales charge or commission.

Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Fund. Shares of the Fund will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the NAV determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the NAV next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the NAV next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of the Fund is offered and orders accepted, or the orders will not be accepted and invested in the Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Fund. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and the Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary provided the financial intermediary provides the information to the Transfer Agent within the time limits established. The order will be priced at the NAV next computed after the order is received.


The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange from another Accessor Fund, if management determines such rejection is in the best interest of the Fund. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund reserves the right to increase or decrease the minimum amount required to open and maintain an account, without prior notice, and to reduce or waive the minimum investment for, or any other restrictions on, initial and subsequent investments for certain categories of investors or under circumstances where certain economies can be achieved in sales of the Fund's shares.

MINIMUM   INVESTMENT   EXCEPTIONS.   You  may   purchase   shares  of  the  Fund
notwithstanding the minimum investment amount and/or subsequent purchase amount if you qualify for any of the exceptions discussed below.

You may be required to provide written confirmation of your eligibility. In addition to the following, a Fund may waive or lower purchase minimums in other circumstances.

1. Omnibus or nominee accounts of financial institutions or broker-dealers registered as one account with the transfer agent;
2. Purchases made pursuant to the dividend re-investment program;
3. Employer-sponsored retirement or benefit plans (e.g. 401(k) plans) where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period;
4. Participants in a 403(b) plan, 457 plan or other employer-sponsored retirement plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary; and (ii) all participants in the plan who purchase shares of an Accessor Fund do so through a single broker, dealer or other financial intermediary designated by your employer;
5. Certain Accessor Funds retirement accounts (e.g. SIMPLE IRAs) funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts; 6. Certain mutual fund wrap program accounts (an eligible wrap program must offer asset allocation services, charge an asset-based fee to its participants for asset allocation and/or other advisory services, and meet trading and other operational requirements under an appropriate agreement with Accessor Funds or the Distributor);
7. Where the Fund is added to a model portfolio of other Accessor Funds and meets trading and other operational requirements under an appropriate agreement with Accessor Funds or the Distributor.
8. Full-time or part-time employees of Accessor Capital or any of its affiliates, Board members of Accessor Funds or the spouse or minor child of any of the foregoing;
9. Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the Distributor and current or former officers, partners and employees of banks affiliated with such broker-dealers, or the spouse or minor child of any of the foregoing;
10. Current or former partners and employees of legal counsel to Accessor Funds or the spouse or minor child of any of the foregoing;
11. Current or former directors, officers, employees, or sales representatives of any subadviser to any Accessor Fund or the spouse or minor child of any of the foregoing;
12. Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
13. Purchases made for purposes of correcting an error; and
14. Transfers in from a trustee, including residual interest payments.



Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record.

The Fund may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will the Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for the Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to the Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for the Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of the Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.

MARKET TIMING POLICY. The Fund is intended for long term investment purposes. The Fund will take steps to deter frequent purchases and redemptions in Fund shares ("market timing activities"). "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in Fund pricing. Such transactions include trades that occur when the Fund's NAV does not fully reflect the value of the fund's holdings -- for example, when the Fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Such short-term trading activity has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. The Fund will take reasonable steps to discourage short-term trading and the Board of Directors has adopted the following policies and procedures with respect to preventing market timing of the Fund by shareholders.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Fund's Systematic Withdrawal Plan described in the Fund's Prospectus.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market trading and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

EXCHANGES. You can exchange your Fund shares into any other share class of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any Accessor Fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. You may be charged a sales load when exchanging into an Accessor Fund that has one.

Shares of other classes of Accessor Funds purchased by exchange will be purchased on the basis of relative NAV per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of other Accessor Funds subject to a CDSC exchanged for shares of another Accessor Fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the transfer agent of your prior ownership of Fund shares and your account number.

FINANCIAL STATEMENTS

Accessor Funds' audited financial statements for the fiscal year ended December 31, 2006 and unaudited financial statements for the period ended June 30, 2007, are contained in the Annual and Semi-Annual Reports to Shareholders, respectively. The Fund has not commenced investment operations and no reports are currently available.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Accessor Capital, subject to the Board's continuing oversight. Accessor Capital's policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Accessor Capital will act in a prudent and diligent manner for the benefit of the Accessor Funds. Accessor Capital's policies and procedures include specific provisions to determine when a conflict exists between the interests of the Fund and the interests of Accessor Capital, as the case may be. Copies of the proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix
B. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 will be available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at http://www.sec.gov.

                                   APPENDIX A
                           RATINGS OF DEBT INSTRUMENTS

                             CORPORATE BOND RATINGS

                      MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A1

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

PLUS (+) OR MINUS (-):

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '-' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

A3

                                   APPENDIX B

                       PROXY VOTING POLICY AND PROCEDURES
                           ACCESSOR CAPITAL MANAGEMENT


                              ACCESSOR FUNDS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES



I.       ACCESSOR FUNDS' POLICY STATEMENT

         Accessor Funds, Inc. ("Accessor"), on behalf of each of its portfolios (each a "Fund" and together the "Funds") is firmly committed to ensuring that proxies relating to the Funds' securities are voted in the best interests of the Funds' shareholders. The following policies and procedures have been established to implement Accessor's proxy voting program.

II.      ACCESSOR FUNDS' PROXY VOTING PROGRAM

         Accessor Capital Management LP ("Accessor Capital") serves as the Funds' investment manager. Accessor Capital is responsible for the selection and ongoing monitoring of investment subadvisers (the "SubAdvisers") who provide the day-to-day portfolio management for each Fund. Accessor has delegated proxy voting responsibility to Accessor Capital. Because Accessor Capital views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each Fund to the applicable SubAdviser. The primary focus of Accessor's proxy voting program, therefore, is to seek to ensure that the SubAdvisers have adequate proxy voting policies and procedures in place and to monitor each SubAdviser's proxy voting. These policies and procedures may be amended from time to time based on Accessor's experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.

III.     ACCESSOR CAPITAL'S DUE DILIGENCE AND COMPLIANCE PROGRAM

         As part of its ongoing due diligence and compliance responsibilities, Accessor Capital will seek to ensure that each SubAdviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Accessor Capital will review each SubAdviser's proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the SubAdviser to manage a Fund and on at least an annual basis thereafter.

IV.      SUBADVISERS' PROXY VOTING POLICIES AND PROCEDURES

         Each SubAdviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:

         A. Written Policies and Procedures: The SubAdviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Accessor and Accessor Capital, upon request, copies of such policies and procedures.

         B. Fiduciary Duty: The SubAdviser's policies and procedures must be reasonably designed to ensure that SubAdviser votes Fund securities in the best interest of the Fund.

         C. Conflicts of Interest: The SubAdviser's policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxyrelated conflicts of interest between the SubAdviser (including its affiliates) and the Funds before voting Fund proxies.

                  D. Voting Guidelines: The SubAdviser's policies and procedures must address with reasonable specificity how the SubAdviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.

                  E. Monitoring Proxy Voting: The SubAdviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of the Funds in a timely and efficient manner.

         F. Record Retention and Inspection: The SubAdviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The SubAdviser must provide to Accessor and Accessor Capital such information and records with respect to proxies relating to the Funds' securities as required by law and as Accessor or Accessor Capital may reasonably request.

V.       DISCLOSURE OF ACCESSOR'S PROXY VOTING POLICIES AND PROCEDURES AND
         VOTING RECORD

         Accessor Capital, on behalf of Accessor, will take reasonable steps as necessary to seek to ensure that Accessor complies with all applicable laws and regulations relating to disclosure of Accessor's proxy voting policies and procedures and its proxy voting record. Accessor Capital (including, at its option, through thirdparty service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the SubAdvisers with respect to the Funds' securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Accessor's shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.

VI.      REPORTS TO ACCESSOR'S BOARD OF DIRECTORS

         Accessor Capital will periodically (but no less frequently than annually) report to the Board of Directors with respect to Accessor's implementation of its proxy voting program, including summary information with respect to the proxy voting record of the SubAdvisers with respect to Fund securities and any other information requested by the Board of Directors.

Adopted: August 13, 2003

                         ACCESSOR CAPITAL MANAGEMENT LP
                      PROXY VOTING POLICIES AND PROCEDURES
                            (ADOPTED AUGUST 18, 2003)

         Accessor Capital Management LP ("Accessor Capital") serves as the investment adviser to the series of the Accessor Funds, Inc. (each a "Fund" and together the "Funds"), which are Accessor Capital's only clients. In that capacity Accessor Capital has adopted these policies and procedures in accordance with Rule 206(4)6 under the Investment Advisers Act of 1940 (the "Advisers Act"). These policies and procedures are designed to ensure that Accessor Capital administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.

I.       POLICY

         In the typical course of Accessor Capital's business, voting of proxies of individual securities is delegated to the respective subadvisers retained to oversee and direct the investments of the Funds. Each subadviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.

         Where a material conflict exists in the voting of proxies by a subadviser, Accessor Capital will retain the authority to vote such proxy on behalf of the Funds or determine that the subadviser may vote such proxy in compliance with their proxy voting policies regarding material conflicts.

         In limited instances, transitional securities may be held in an account and may not be overseen by a subadviser or Accessor Capital may determine that a subadviser has a material conflict with a vote and determine that it is in the best interests of the Funds for the proxy to be voted by Accessor Capital. In those cases, it is Accessor Capital's policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Accessor Capital to vote such proxies in a manner that is consistent with the Funds' best interests.

II.      RESPONSIBILITY

         In most cases, voting of proxies is delegated to the respective subadviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a subadviser, the proxy voting committee of Accessor Capital, which consists of the Investment Department and the Compliance Department, (the "Proxy Committee") will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund's best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.

III.     PROCEDURES

         In the limited instances of voting of proxies not delegated to subadvisers or forwarded to the Funds as mentioned above, Accessor Capital will
(i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and
(iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.

         Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund's investment, including how its vote will economically impact and affect the value of a Fund's investment.

         Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer's board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.

IV.      CONFLICTS OF INTEREST

         Accessor Capital may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.

         A.       IDENTIFYING CONFLICTS OF INTEREST

         The Proxy Committee will seek to identify Accessor Capital conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Accessor Capital's senior management. The Proxy Committee may determine that Accessor Capital has a conflict of interest as a result of the following:

         1. Significant Business Relationships The Proxy Committee will consider whether the matter involves an issuer or proponent with which Accessor Capital, its members, officers or employees have a significant business relationship. Accessor Capital, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a "significant business relationship" is one that might create an incentive for Accessor Capital, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.

         2. Significant Personal or Family Relationships The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Accessor Capital who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Accessor Capital votes the proxy. Employees of Accessor Capital, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Accessor Capital's Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.

         B.       DETERMINING WHETHER A CONFLICT IS MATERIAL

         In the event that the Proxy Committee determines that Accessor Capital has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is "material". The Proxy Committee may determine on a casebycase basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Accessor Capital's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.

         C.       VOTING PROXIES INVOLVING A MATERIAL CONFLICT

         In the event that the Proxy Committee determines that Accessor Capital has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:

         o fully disclose the nature of the conflict to the Funds and obtain the Funds' consent as to how Accessor Capital
             Management LP shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

         o contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

         o vote on the proposal and, in consultation with the Compliance Officer, detail how Accessor Capital's material conflict did not influence the decisionmaking process.

         The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.

         D.       DOCUMENTING CONFLICTS OF INTEREST

         The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Accessor

Capital does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Accessor Capital.

V.       RECORDKEEPING AND DISCLOSURE

         Accessor Capital maintains the following books and records required by Rule 2042(c)(2) under the Advisers Act for a period of not less than five years:

         o a copy of these proxy voting policies and procedures, including all amendments hereto;

         o a copy of each proxy statement received regarding Fund securities, provided, however, that Accessor Capital may rely on the proxy statement filed on EDGAR as its record;

         o a record of each vote Accessor Capital casts on behalf of the Funds;

         o a copy of any document created by Accessor Capital that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;

         o a copy of each written Fund request for information on how Accessor Capital voted proxies on behalf of the Funds; and

         o a copy of any written response by Accessor Capital to any Fund request for information on how Accessor Capital voted proxies on behalf of the requesting Fund.

         At least annually, Accessor Capital will provide the Funds' Board of Directors with a copy of its proxy voting policies and procedures and advise the Board that it may obtain information about how Accessor Capital voted the Funds' securities. Information about how the Funds securities were voted or a copy of Accessor Capital's proxy voting policies and procedures free of charge by written request addressed to Accessor Capital.



Approved:  August 18, 2003

                             ACCESSOR(R)FUNDS, INC.
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com
                 ACCESSOR LIMITED DURATION U.S. GOVERNMENT FUND






                       STATEMENT OF ADDITIONAL INFORMATION
                            Dated April 29, 2008
                          As supplemented June 10, 2008




ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, open-end management investment company. Accessor Funds currently consists of 12 investment portfolios (collectively, the "Underlying Funds"), and six funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies. This Statement of Additional Information relates to one of the Underlying Funds, the Accessor Limited Duration U.S. Government Fund (the "Fund"). The investment Portfolios are commonly known as mutual funds. Each of the Underlying Funds and the Accessor Allocation Funds are diversified, which means that with respect to 75% of its total assets, each Underlying Fund and each Accessor Allocation Fund will not invest more than 5% of its assets in the securities of any one issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than in the case of securities of other investment companies and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

The Fund is offered through a separate prospectus dated April 29, 2008 (the "Prospectus"). A copy of the Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

Information from the Annual Report to Shareholders for the fiscal year ended December 31, 2007 and the (unaudited) Semi-Annual Report for the six months ended June 30, 2007 is incorporated by reference into this Statement of Additional Information. For a free copy of the Annual Report, call 1800759-3504 or visit our website at www.accessor.com.





                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                          2
INVESTMENT RESTRICTIONS, POLICIES AND RISKS                              2
MANAGEMENT OF THE FUND                                                  17
CODE OF ETHICS                                                          22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                     22
INVESTMENT ADVISORY AND OTHER SERVICES                                  22
VALUATION                                                               29
FUND TRANSACTION POLICIES                                               30
PERFORMANCE INFORMATION                                                 32
TAX INFORMATION                                                         34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          37
FINANCIAL STATEMENTS                                                    39
PROXY VOTING POLICIES AND PROCEDURES                                    39
APPENDIX A  RATINGS OF DEBT INSTRUMENTS                               A1
APPENDIX B  PROXY VOTING POLICIES AND PROCEDURES                      B1

GENERAL INFORMATION AND HISTORY



Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into 18 Funds, one of which is discussed in this SAI. The Fund offers one class of shares. The Accessor Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in the Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for the Fund share you own at shareholder meetings.



Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager of the Fund, pursuant to Management Agreement with the Fund. Accessor Capital is also the Fund's transfer agent, registrar, dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.



INVESTMENT RESTRICTIONS, POLICIES AND RISKS

INVESTMENT RESTRICTIONS

Under normal circumstances the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). The Fund has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in its policy to so invest its assets. The Fund's investment objective is a fundamental policy, which means that they cannot be changed without the vote of a majority (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions

The Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated the Fund may not:

1. With respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities, including Government Sponsored Entities ("U.S. Government Securities")) if as a result, (i) more than 5% of the Fund's total assets would then be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. Invest more than 25% of the value of its total assets in securities in any single industry, provided that there is no limitation on the purchase of securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities.

3. Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) and to the extent permitted under the 1940 Act.

* 4. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent not prohibited by the 1940 Act.

* 5. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate. In particular the Fund may purchase mortgagedbacked securities.


6. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices.


7. Underwrite the securities of other issuers, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

Non-Fundamental Investment Policies and Restrictions

The following is the Fund's nonfundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval.


1. The Fund intends to limit its investments and investment techniques so as to qualify for investment by national and state banks, savings associations, and credit unions.


2. The Fund does not currently intend to sell securities short or make short sales against-the-box.

3. The Fund does not currently intend to purchase securities on margin or purchase futures or options, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contract shall not constitute purchasing securities on margin.

4. The Fund does not currently intend to enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid if, in the aggregate, more than 15% of its net assets would be so invested. The Fund intends to limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, Fannie Mae, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and Freddie Mac.

5. The Fund does not currently intend to purchase any investment having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Federal Financial Institutions Examinations Council ("FFIEC").

6. The Fund will not invest in "high risk" securities that do not meet the tests contained in the National Credit Union Administration, Regulation 703, and the Fund intends to limit its investments to those permissible for federal savings associations, national banks and federal credit unions under current applicable regulations.

7. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

8. The Fund does not currently intend to pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.


9. The Fund does not currently intend to invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.


10. The Fund does not currently intend to make investments for the purpose of exercising control of management.

11. The Fund may not purchase warrants. Warrants attached to other securities are not subject to this limitation. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

12. The Fund does not currently intend to enter into reverse repurchase agreements and dollar rolls, that together with its other borrowings exceeds 5% of its net assets.

13. The Fund does not currently intend to invest in publicly traded real estate investment trusts ("REITs").

14. The Fund does not currently intend to invest in privately-issued STRIPS.

15. The Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by the Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, no more than 20% of the Fund's net assets will be comprised of cash or cash equivalents, as discussed below. The Fund may invest up to 20% of its net assets in:

 (i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

(ii) Commercial paper guaranteed or supported by a letter of credit issued by a bank, that meets the requirements set forth in paragraph (i) above, maturing in 13 months or less, and of "eligible quality" as described below.

(iii) Letters of credit or lines of credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter. If the letter of credit or line of credit is issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If issued or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A1/P1) or the highest long-term rating categories (e.g., AAA/Aaa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. Government securities are generally considered to have the highest rating. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.

In selecting commercial paper and other obligations for investment by the Fund, the Money Manager also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. Accessor Capital monitors, and the Board of Directors reviews on a quarterly basis, the credit quality of securities purchased for the Fund. If commercial paper or another obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders.

The Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable.

16. The Fund does not currently intend to invest in Fixed-Income securities, including convertible securities, rated by S&P or Moody's, or in unrated securities deemed by Accessor Capital or the Money Manager to be of a lesser credit quality than AAA or having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC. Generally, Government securities are unrated but considered to be of the highest quality. These ratings are modified with a plus (+) or minus () sign by S&P and with a 1,2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)


Accessor Capital and the Money Manager monitor the credit quality of securities purchased for the Fund and Accessor Capital reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting obligations for investment by the Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If an obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which the Fund may invest, strategies the Fund may employ and a summary of related risks.

ASSET-BACKED SECURITIES offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in passthrough structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage passthrough structures described below in "Risks of Investing in asset-backed and mortgage-related Securities" or in a paythrough structure similar to the collateralized mortgage structure.

CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variableamount master demand notes); (iii) repurchase agreements involving investmentgrade debt obligations; and (iv) convertible securitiesdebt obligations of corporations convertible into or exchangeable for equity securities.

DURATION. Duration is one of the fundamental tools used by used by the Money Manager of the Fund in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

A fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, a fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a Fixed-Income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

Under normal market conditions, the Fund seeks to have a dollar-weighted average portfolio duration of between one and five years.

FORWARD COMMITMENTS. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

INFLATION-INDEXED BONDS. The Fund may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a Semi-Annual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a Semi-Annual basis, equal to a fixed percentage of the inflationadjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% Semi-Annually), and inflation over the first six months was 1%, the midyear par value of the bond would be $1,010 and the first Semi-Annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the endofyear par value of the bond would be $1,030 and the second Semi-Annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation=indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPIU"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.

ILLIQUID SECURITIES. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, nonexchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

LIQUIDITY MANAGEMENT PRACTICES. The Fund may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Fund to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. Letters of Credit are limited to 20% of the Fund's net assets as determined at the end of each calendar quarter, while Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter.

In the case of a Letter of Credit arrangement, for a fee paid by the Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. The assumption behind such a put transaction is that the securities being put are subject to an unforeseen liquidity squeeze that would cure itself over some intermediate period of time, but not in a time necessary to meet shareholder redemption requests. Once eligible securities are put under a Letter of Credit arrangement, there is no recourse to the Fund, that the bank or financial intermediary would contractually be able to attest.

In the case of a Line of Credit arrangement the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral. Typically, this arrangement is a temporary affair meant to meet redemption requests that temporarily exceed the cash equivalents available within the Fund. For example, the Fund processes redemption requests on a daily basis. As a general rule the Fund would not know the aggregate value of those redemption requests until after the close of trading on any given day. At that point it would be impossible for the Fund to sell securities for regular settlement the following day in order to meet the redemption requests that will need to be serviced on that following day. A Line of Credit arrangement would facilitate the satisfaction of these redemption requests.

MONEY MARKET INSTRUMENTS.  The Fund may invest up to 20% of its net assets in:

(i) Obligations (including certificates of deposit and bankers' acceptances) maturing in 13 months or less of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are dollars deposited in banks outside the United States; the Fund may invest in Eurodollar instruments of foreign and domestic banks; and

(ii) Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies or instrumentalities, maturing in 13 months or less, denominated in U.S. dollars, and of "eligible quality" as described below. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth in paragraph (i) above. If such obligations are guaranteed or insured by an insurance company or other nonbank entity, such insurance company or other nonbank entity must represent a credit of high quality, as determined by the Fund's Money Manager, under the supervision of Accessor Capital and the Board of Directors, or Accessor Capital, as applicable.

"Eligible quality," for this purpose, means (i) a security rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in the highest short-term rating category (e.g., A1/P1) or one of the two highest long-term rating categories (e.g., AAA/Aaa or AA/Aa) by at least two major rating agencies assigning a rating to the security or issuer (or, if only one agency assigned a rating, that agency) or (ii) an unrated security deemed of comparable quality by the Fund's Money Manager, if applicable, or Accessor Capital under the general supervision of the Board of Directors. The purchase by the Fund of a security of eligible quality that is rated by only one rating agency or is unrated must be approved or ratified by the Board of Directors.


MORTGAGE-RELATED SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are passthrough securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The Fund may invest in mortgage-related securities, and, in particular, mortgage passthrough securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Governmentguaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called passthrough Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).

The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

In the case of mortgage passthrough securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose the Fund to a lower rate of return upon re-investment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. re-investment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

In addition, tracking the "passthrough" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Fund's Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in bookentry form and should not be subject to this risk of delays in timely payment of income.

The Fund may invest in passthrough mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, prespecified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fund will generally only invest in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage

Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.

The Fund may also invest in Whole Loan CMO's. A Whole Loan CMO is a mortgage-backed security (MBS) whose underlying mortgage loans do not conform to GNMA, FNMA, and FHLMC pooling requirements. Typically, the underlying mortgage loans are larger than GNMA's, FNMA's and FHLMC's maximum conforming loan size. Thus the loans are pooled by a private entity that in turn issues an MBS. Generally, the private entities employ some type of credit enhancement(s) to assure investors of the timely receipt of their principal and interest payments.

A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multiclass securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

REGULATION 703 limits federally chartered credit unions to invest only in permissible instruments, including corporate CDs, U.S. Treasuries, U.S. Government Agencies, Conforming CMOs and mortgage backed securities, bank and saving and loan CDs, select mutual funds and money market fund, based on four characteristics: liquidity, transparency, yield and complexity.


REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which the Fund purchases a Fixed-Income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by State Street Bank and Trust Company, the Fund's custodian (the "Custodian"), either physically or in a bookentry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S.
Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longerterm nature. The Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks Illiquid Securities."


REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby the Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forego principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time the Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

RISK-BASED WEIGHTINGS. The Federal Financial Institutions Examination Council ("FFIEC") is a formal interagency board empowered to prescribe uniform principals, standards, and report forms for the federal examination of financial institutions by the Board of Governors of the Federal Reserve System (FRB), the Federal Deposit Insurance Corporation (FDIC), the National Credit Union Administration (NCUA), the Office of the Comptroller of the Currency (OCC) and the Office of Thrift Supervision (OTS) and, to make recommendations to promote uniformity in the supervision of financial institutions. Under normal circumstances, the Fund will not purchase any investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the FFIEC, as may be amended from time to time.

RISKS OF INVESTING IN asset-backed AND mortgage-related SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Bond Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for re-investment by the Fund is likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other Fixed-Income securities from declining interest rates because of the risk of prepayment.

asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

At times the value of mortgage or asset-backed securities may be particularly sensitive to changes in the general level of interest rates. Early repayment of principal on some mortgage or asset-backed securities may expose the Fund to a lower rate of return upon re-investment of principal. When the general level of interest rates rise, the value of a mortgage or asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage or asset-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages or assets will affect the price and volatility of a mortgage or asset-backed securities, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages or assets increase the effective maturity of these securities, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to other idiosyncratic circumstances. Additionally, certain mortgage or asset-backed securities are supported by certain guarantees that are made by U. S. Government agencies that do not enjoy the full faith and credit guarantee available from the U. S. Government directly.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Fund may adopt a temporary defensive strategy.

During these times, the average dollar weighted portfolio duration of the Fund may fall below two years, or rise to as high as fifteen years. In such event, the Fund will be subject to greater or less risk depending on whether average dollar weighted portfolio duration is increased or decreased. At any time that these Fund's average dollar weighted portfolio duration is increased, the Fund is subject to greater risk, since at higher durations the Fund's asset value is more significantly impacted by changes in prevailing interest rates than at lower durations. Likewise, when the Fund's average dollar weighted portfolio duration is decreased, the Fund is subject to less risk, since at lower durations the Fund's asset value is less significantly impacted by changes in prevailing interest rates than at higher durations. When Accessor Capital and/or the Money

Manager determines that a temporary defensive strategy is no longer needed, investments will be reallocated to return the Fund to its designated average dollar weighted portfolio duration.

U.S. GOVERNMENT SECURITIES. Fund may invest in U.S. Treasury securities that include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund, may also invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Sponsored Entities" or "GSEs"). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such Government Sponsored Entities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund may purchase U.S. Government obligations on a forward commitment basis.

Government Sponsored Entities are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government national Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for Fixed-Income obligations with a fixed interest rate.

The Fund may purchase variable rate U.S. Government Securities that have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of the Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regularway settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. By the time of its delivery, such a security may be valued at less than the purchase price. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security. Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If the Fund sells such a security before the security has been issued (or delivered), the Investment Adviser will instruct the Custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations or the Fund will segregate assets on the books of the Fund. The Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.


ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon securities with remaining maturities of less than 1 year, subject to the requirements of the FFIEC 20% risk based capital or better. A zero-coupon security has no cashcoupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for passthrough treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                   DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS



In accordance with rules established by the SEC, the Fund sends Semi-Annual and Annual Reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form NQ, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in Annual and Semi-Annual Reports and on Form NQ are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-202-551-8090. In addition, the Fund discloses its complete portfolio holdings within 10 days after the end of each month on the Fund's website, www.accessor.com, and on the Money Manager's website, www.pennantmanagement.com.

The portfolio holdings of the Fund and other information concerning portfolio characteristics may be considered material, nonpublic information. The Board of Directors has adopted policies with respect to the disclosure of the Fund's portfolio holdings. These policies apply to all officers, employees and agents of the Fund, including the Fund's investment adviser. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, nonpublic information about the Fund. It is the policy of the Fund not to separately disclose to any person the current portfolio holdings of the Fund. No person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.

Pursuant to this policy, for the legitimate business purposes stated below, the Fund's general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Fund; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Fund requires that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Fund's portfolio holdings for the legitimate business purposes as set forth above, the Fund's Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Fund to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.


Under its policies, the Fund does not disclose its portfolio holdings in exchange for compensation.


The Fund does have ongoing arrangements with certain specified persons or entities for the disclosure of the Fund's portfolio holdings. The Fund provides top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Fund provides monthly portfolio holdings to reporting services such as Morningstar. The Fund's Money Managers are asked to review the holdings generally on a quarterly basis, although they may request more frequent information from either the custodian or fund accounting agent. Both the custodian and fund accounting agent have daily access to the portfolio holdings of the Fund. The independent registered public accounting firm receives the Fund's portfolio holdings on at least a quarterly basis. Service providers who track corporate actions and class action law suits may have access to the portfolio holdings of the Fund. The Fund does not have any ongoing arrangements to provide portfolio holdings with any other persons.



As of April 15, 2008, the following entities receive portfolio holdings information as specified:





Firm                                       Purpose                 Timing       Lag Time




SEI Investments Global Funds Services       Fund Accounting Agent   Daily       None
Morgan Lewis                                Law Firm                Quarterly   one month
Deloitte & Touche LLP                       Public accounting firm  semi-annual one month
State Street Bank & Trust Co.               Custodian               Daily       None
Morningstar                                 Reporting Service       Monthly     one month
Pennant Management                          Portfolio Manager       Daily       None
Lipper                                      Reporting Service       Monthly     one month





The Board of Directors has authorized the Fund's CCO or its designee to authorize the release of the Fund's current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Whenever any person covered by these policies receives a request for information relating to the Fund's current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Fund's CCO reports quarterly to the Board of Directors if a disclosure of the Fund's current portfolio holdings was made outside of the requirements of this Policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this Policy, and for a period of not less than six years, any written records completed in accordance with this Policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by in a Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.

                        MANAGEMENT OF THE ACCESSOR FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.


                                                                                                    NUMBER OF
                                                                            PRINCIPAL             PORTFOLIOS IN
                                                                           OCCUPATIONS            FUND COMPLEX          OTHER
      NAME, ADDRESS             POSITION WITH           TERM OF            DURING PAST            OVERSEEN BY       DIRECTORSHIPS
         AND AGE                ACCESSOR FUNDS           OFFICE            FIVE YEARS               DIRECTOR            HELD

INTERESTED DIRECTORS



J. Anthony Whatley, III(1,2)  Director, President    Held since        Director and President,     18              None
Age 64                        & Principal            1991              Accessor Capital
1420 Fifth Avenue             Executive Officer                        Corporation, since
Seattle, WA 98101                                                      August 2000;
                                                                       Executive Director
                                                                       Accessor Capital
                                                                       Management LP since
                                                                       April 1991.



NONINTERESTED DIRECTORS




George G. Cobean, III         Director               Director Since    Director, Vice              18              Director, Action
Age 69                                               1991              President, Martinson,                       Auto Glass of
1420 Fifth Avenue                                                      Cobean & Associates,                        Tacoma, Inc.;
Seattle, WA 98101                                                      P.S. (certified public                      Director, Tigre
                                                                       accountants) since                          Tierra
                                                                       1973.                                       Manufacturing Co.

Geoffrey C. Cross             Director               Director Since    President, Geoffrey C.      18              None
Age 68                                               1993              Cross P.S., Inc.,
1420 Fifth Avenue                                                      (general practice of
Seattle, WA 98101                                                      law) since 1970.




Each Director is elected for an indefinite term, until his successor is elected.

==================================================================================================================================
(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in
    Accessor Capital.
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

      NAME, ADDRESS           POSITION WITH                TERM OF                       PRINCIPAL OCCUPATIONS
         AND AGE              ACCESSOR FUNDS                OFFICE                       DURING PAST FIVE YEARS




Linda V. Whatley(2)         Senior Vice President      Officer Since 1991          Vice President, Accessor Capital
Age 49                      & Assistant Secretary                                  Management LP since April 1991.
1420 Fifth Avenue
Seattle, WA 98101

Robert J. Harper            Senior Vice President      Officer Since 1995          Director and Treasurer, Accessor
Age 63                                                                             Capital Corporation, since August
1420 Fifth Avenue                                                                  2000; Director of Sales and  Client
Seattle, WA 98101                                                                  Service, Accessor Capital Management
                                                                                   LP since October 1993


Christine J. Stansbery      Senior Vice                Officer Since 1995          Chief Compliance Officer since
Age 55                      President, Secretary                                   October 2004; Vice President,
1420 Fifth Avenue           & Chief Compliance                                     Accessor Capital Corporation, since
Seattle, WA 98101           Officer                                                April 2001; Assistant Vice President
                                                                                   Compliance since January 1997,
                                                                                   Regulatory Manager from March through
                                                                                   December 1996, Accessor Capital
                                                                                   Management LP.



Darin K. Dubendorf          Vice President             Officer Since 2002          Regional Director, Accessor Capital
Age 41                                                                             Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101



==========================================================================================================================
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.






Deborah Jean Bryan          Vice President             Officer since 2003          Director of Operations and
Age 40                      AML OFFICER                                            Information Technology since June
1420 Fifth Avenue                                                                  2003, Director of Operations since
Seattle, WA  98101                                                                 November 1998, Accessor Capital
                                                                                   Management since July 1997.

Justin Hudson Roberge       Assistant Treasurer        Officer since 2004          Investment Analyst, Accessor Capital
Age 31                                                                             Management, since December 2006;
1420 Fifth Avenue                                                                  Jr. Investment Analyst, Accessor
Seattle, WA 98101                                                                  Capital Management, since June
                                                                                   2004; Operations Associate,
                                                                                   Accessor Capital Management, since
                                                                                   April 2002; Registered Representative,
                                                                                   Diversified Financial Concepts, since
                                                                                   September 2001; Operations Associate,
                                                                                   Harris Investor Line, since March 2000.


VonDell Bennion              Vice President            Officer since 2007          Chief Financial Officer, Accessor Capital
Age 63                                                                             Management since September 1998; Treasurer,
1420 Fifth Avenue                                                                  Accessor Capital Corporation since September 2008
Seattle, WA  98101                                                                 Vice President, Accessor Capital Corporation
                                                                                   since April 2001

Alex Allen                   Assistant Vice President  Officer since 2007          Accountant, Accessor Capital Management since
Age 29                                                                             April 2007; Accounting Manager, Pacific
1420 Fifth Avenue                                                                  Integrated Handling from June 2006 to April 2007;
Seattle, WA  98101                                                                 Project Manager, Pacific Integrated Handling from
                                                                                   May 2005 to June 2006; Shop Supervisor, Pacific
                                                                                   Integrated Handling from March 2004 to May 2005;
                                                                                   Field Supervisor, National Mechanical Services/
                                                                                   Creter Mechanical from February 2002 to January
                                                                                   2004



Nathan Rowader               Senior Vice President     Officer since 2007          Chief Investment Officer, since February
Age 30                                                                             2008, Sr. Investment  Officer,  Accessor
1420 Fifth Avenue                                                                  Capital  Management since December 2007;
Seattle, WA  98101                                                                 Investment  Officer,  February  2007  to
                                                                                   December  2007  Accessor  Capital;  Risk
                                                                                   Management  Analyst,  Oppenheimer  Funds
                                                                                   2005   to   2007   and   Fund   Analyst,
                                                                                   Oppenheimer    Funds   2004   to   2005;
                                                                                   Financial  Consultant,   Linsco  Private
                                                                                   Ledger 2003 to 2004.



Eric Kleinschmidt           Treasurer                  Officer since 2007          Employed by SEI Investments  since 1995;
Age 39                                                                             Director of Funds Accounting since 2004;
1 Freedom Valley Drive                                                             served as manager from 1999-2004.
Oaks, PA  19456


James Ndiaye                Vice President and         Officer since 2008          Attorney with SEI investments since 2004.
Age 33                      Assistant Secretary                                    Prior to SEI, practiced at Deutsche Asset
1 Freedom Valley Drive                                                             Management from 2003 to 2004.  From 2000
Oaks, PA  19456                                                                    to 2003, associate at Morgan Lewis & Bockius
                                                                                   LLP.



Carolyn Mead                Vice President and         Officer since 2008          Attorney  with  SEI  investments   since
Age 37                      Assistant Secretary                                    2007.   Prior  to  SEI,   practiced   in
1 Freedom Valley Drive                                                             Securities  Practice  Group  at  Stradley, Ronon
Oaks, PA  19456                                                                    Stevens & Young from 2002 to 2007.




ROLE OF THE BOARD OF DIRECTORS

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.


AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Noninterested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets at least once during each fiscal year of the Funds, and generally meets quarterly prior to the regular Board of Directors meeting. The Audit Committee met four times during the fiscal year ended December 31, 2007. In addition, representatives from the Fund's independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee separately when appropriate.


SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund and in all Accessor Funds overseen by the Director as of December 31, 2007.


NAME OF DIRECTOR                         DOLLAR RANGE OWNED OF FUND                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES OWNED IN ALL REGISTERED
                                                                                    ACCESSOR FUNDS OVERSEEN BY DIRECTOR

INTERESTED DIRECTOR


J. Anthony Whatley III                  Aggressive Growth Fund                   Over $100,000
                                        Over $100,000
                                        Income & Growth Allocation Fund
                                        Over $100,000
                                        Income Allocation Fund
                                        Over $100,000




NONINTERESTED DIRECTORS



George G. Cobean III                    International Equity Fund                 $50,001 - $100,000
                                        $50,001 - $100,000

Geoffrey C. Cross                       International Equity Fund                 Over $100,000
                                        Over $100,000






DIRECTOR CONFLICTS OF INTEREST


DIRECTOR POSITIONS. As of December 31, 2007, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR   INTERESTS.   During  the  two  years  ended  December  31,  2007, no
Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.



COMPENSATION TABLE



The Board met nine times during the fiscal year ended December 31, 2007. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:





NAME                        AGGREGATE COMPENSATION    PENSION OR ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                             FROM ACCESSOR FUNDS       RETIREMENT BENEFITS UPON        ACCESSOR FUNDS PAID TO
                                                       BENEFITS ACCRUED RETIREMENT           DIRECTORS
                                                       AS PART OF THE
                                                       FUNDS EXPENSES


INTERESTED DIRECTORS

J. Anthony Whatley III       None                      None                 None                 None

NONINTERESTED DIRECTORS



George G. Cobean III         $29,000                   None                 None                 $29,000



Geoffrey C. Cross            $29,000                   None                 None                 $29,000







Noninterested Directors of Accessor Funds are generally paid fees of $5,000 per regular meeting and $3,000 per special meeting plus outofpocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds, except that the Board of Directors has determined that Accessor Funds' shall reimburse Accessor Capital for a portion of the compensation paid to the Accessor Funds' CCO.

CODE OF ETHICS

Accessor Funds, Accessor Capital, the Money Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j1 of the 1940 Act that establishes standards by which certain covered persons of the respective entities must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital, the Money Manager and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2008, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Funds as set forth below. Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.

Alerus Financial, NA
P.O. Box 6001
Grand Forks, ND  58206                          17.72%

ANBEE & COMPANY
2430 W. Indian Trail, Suite 201
Aurora, IL 60506                                73.05%

As of April 15, 2008, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

The Fund's day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:


Manager, Transfer Agent,               Accessor Capital Management LP
Registrar and Dividend
Disbursing Agent


Custodian                              State Street Bank & Trust Company


Administrator and
Fund Accounting Agent                  SEI Investments Global Funds Services

Money Manager                          Pennant Management, Inc.

Distributor                            SEI  Investments  Distribution  Co.

Legal Counsel                          Morgan, Lewis & Bockius LLP

MANAGER, TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT


Accessor Capital is the manager of Accessor Funds, pursuant to a Management Agreement with the Underlying Funds and a Management Agreement with the Allocation Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for Accessor Funds. Under each Management Agreement Accessor Capital provides Accessor Funds with office space and equipment, and the personnel necessary to operate and administer each Fund's business and to supervise the provision of services by third parties such as the Money Managers, State Street Bank & Trust Company that serves as the Custodian, SEI Investments Global Funds Services that serves as the Fund Accounting Agent, and SEI Investments Distribution Company that serves as Distributor. Accessor Capital also develops the investment programs for the Funds, selects Money Managers (subject to approval by the Board of Directors), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over the Funds and assets invested in the Funds' liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund, the Accessor Strategic Alternatives Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.


Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.


The Management Agreement was approved initially by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International Equity Fund on June 17, 1992, by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992, and by the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year. The Management Agreement was amended to include the Limited Duration U.S. Government Fund on February 12, 2004. The Management Agreement was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on December 13, 2007.

A discussion of the Board's considerations in approving the management agreement is included in the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2007.

ACCESSOR CAPITAL'S FEES. The Fund pays Accessor Capital as manager of the Fund, pursuant to the Management Agreement between Accessor Capital and Accessor Funds a fee equal on an annual basis to 0.12% of the Fund's average daily net assets.


For the periods ended December 31 Accessor Capital has received the following fees under its Management Agreement with the Fund:





2004            $30,955
2005            $72,507
2006            $65,103
2007            $70,890

OTHER ACCESSOR CAPITAL SERVICES. Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to the Fund pursuant to a Transfer Agency Agreement between Accessor Capital and the Fund. Subtransfer agent and compliance services are provided to the Fund under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) certain out of pocket expenses. Accessor Capital is also reimbursed by Accessor Funds for certain outofpocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. The table below contains the fees paid to Accessor Capital for the fiscal years ended December 31.


        2005  $50,989
        2006  $43,424
        2007  $48,845


In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Accessor Capital. Accessor Capital or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Fund, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Fund's may be owed by certain intermediaries for the benefit of their customers. Because Accessor Capital often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by Accessor Capital or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of taxexempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Accessor Capital or an affiliate or by an unaffiliated third party.


The general and managing partner of Accessor Capital is Accessor Capital Corporation, which is a Washington corporation owned predominantly by J. Anthony Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a whollyowned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Robert J. Harper and Christine J. Stansbery. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.


CUSTODIAN


State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, ("State Street") a banking company organized under the laws of the State of Massachusetts, is the Fund's Custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be bought or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. State Street is paid by the Fund an annual fee and also is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. State Street also acts as Custodian for investors of the Fund with respect to the individual retirement accounts ("IRA Accounts").



ADMINISTRATOR AND FUND ACCOUNTING AGENT

SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456 ("SEI") provides basic recordkeeping required by each of the Funds for regulatory and financial reporting purposes. SEI is paid by the Funds an annual fee based on the average net assets of Accessor Funds plus specified transactions costs per Fund for these services, and is reimbursed by the Funds for certain outofpocket expenses including postage, taxes, wires, stationery and telephone.


DISTRIBUTOR


SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456 ("Distributor") serves as distributor for the Funds, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of SEI, the Administrator and Fund Accounting Agent for the Funds. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

The Distributor is compensated under the Distribution Agreement.

The Distribution Agreement for the Fund may be terminated at any time upon 60 days written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of the Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the nonInterested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL



Deloitte & Touche LLP serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's annual financial statements. Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103 serves as the Fund's outside legal counsel.



MONEY MANAGER


The Money Manager is selected by Accessor Capital and has no affiliation with or relationship to the Fund or Accessor Capital other than as discretionary manager for the Fund's assets. In addition, the Money Manager and its affiliates may effect brokerage transactions for the Fund. See "Fund Transaction PoliciesBrokerage Allocations." Accessor Capital The Money Manager Agreement is approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money Manager Agreement, prior to the Agreement's effective date. The term of the Money Management Agreement is two years following its effective date. Following the initial two-year term, the Money Management Agreement is reviewed annually by the Board of Directors. A discussion of the Board's considerations in approving the Money Manager Agreement is included in the Accessor Fund's Annual Report to Shareholders for the Fiscal Year ended December 31, 2006. The table below sets forth the effective date and Board and shareholder approval dates for the current Money Management Agreements for the Fund.



                                                      Current Money
                                                      Manager Agreement     Most Recent       Shareholder Approval
                            Current Money Manager     Effective Date        Board Approval    Date
Fund                                                                        Date

Limited Duration U.S.       Pennant Management        May 26, 2004          December 13,    July 6, 2004
Government Fund                                                             2007




*Accessor Funds has obtained an exemptive order from the SEC that allows Accessor Funds to enter into an agreement or to change the Fund's Money Manager without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Where the Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval was required and the original shareholder approval date for the previous agreement is shown.

The Fund's Money Manager is Pennant Management, Inc., ("Pennant Management") a Wisconsin corporation that is a registered investment advisor under the Investment Advisors Act of 1940, as amended. Pennant Management is owned by U.S. Fiduciary Services, Inc., a Illinois corporation. As of January 1, 2008, U.S. Fiduciary Services is owned as follows:

Shareholder                                           Shares          %

Roger L. Weston                                       517,724         43.138%
Michael Welgat                                        143,287         11.939%
Mark A. Elste                                         143,287         11.939%
ESOP                                                  106,717          8.892%
John P. Culhane                                        54,227          4.518%
Richard F. Swenson                                     52,970          4.414%
Jay B. Kaun                                            42,211          3.517%
Todd C. Johnson and Heather M. Johnson                 39,270          3.272%
Marilyn H. Marchetti                                   34,542          2.878%
Arnold E. Bruns                                        16,214          1.351%
Eric Kroeger and Lauren Kroeger                        12,460          1.038%
Chris Weber                                            11,511          0.959%
Brad Rinsem                                             6,637          0.553%
Stephen J. Hartman and Barbara Hartman                  5,518          0.460%
Ronda Strasser                                          3,077          0.256%
Vaughn Gordy                                            3,030          0.252%
Leta Chaney                                             1,438          0.120%
Jim Benz                                                1,438          0.120%
Jim Staruck                                               885          0.074%
Julie Williams                                            885          0.074%
Paul and Kristin Kroeger                                  594          0.049%
Jason and Amy McDaniel                                    594          0.049%
Daniel and Michelle Bruss                                 594          0.049%
Jason and Jody Mikolanis                                  594          0.049%
Karen Russo                                               443          0.037%



The Officers of U.S. Fiduciary Services as of January 28, 2007, and their affiliations are:


                      U.S. Fiduciary Services, Inc.               GreatBanc Trust Co.                  Pennant Management, Inc.

Michael Welgat     Chief Executive Officer, President    Chief Executive Officer, President      Executive Vice President
Mark Elste         Executive Vice President, Chief       Executive Vice President, Chief         President, Chief Executive Officer,
                   Investment Officer, Chief             Investment Officer, Chief Operating     Chief Investment Officer
                   Operating Officer                     Officer
Brad Rinsem        Risk Management Officer, Secretary    Risk Management Officer, Secretary      Risk Management Officer, Secretary
Gregory Beard                                            Senior Vice President                   Senior Vice President
James Benz                                               Vice President
Brian Bizzell
Karen Bonn                                               Senior Vice President
Arnold Bruns                                             Senior Vice President
Leta Chaney
John Culhane                                             Senior Vice President                   Senior Vice President
Patrick De Craene                                        Vice President
Vaughn Gordy                                             Senior Vice President
Robin Hanson                                             Assistant Vice President
Stephen Hartman                                          Senior Vice President
Linda Jelinek      Senior Vice President, Director of    Senior Vice President, Director of      Senior Vice President, Director of
                   Human Resources                       Human Resources                         Human Resources
Jay Kaun           Treasurer                             Senior Vice President, Treasurer        Executive Vice President, Chief
                                                                                                 Operating Officer, Treasurer
Kevin Kolb                                               Vice President
Mary Krause        Director of Internal Audit            Director of Internal Audit              Director of Internal Audit
Eric Kroeger       Senior Vice President & Chief         Senior Vice President & Chief
                   Information Officer                   Information Officer
Paul Kroeger
Richard Long                                             Assistant Vice President
Marilyn Marchetti                                        Senior Vice President
John Marino                                              Vice President
Lauren McAfee      Compliance Officer, Internal          Compliance Officer, Internal            Chief Compliance Officer, Internal
                   Anti-Money Laundering Program         Anti-Money Laundering Program           Anti-Money Laundering Program
                   Coordinator, Information Security     Coordinator, Information Security       Coordinator, Information Security
                   Program Administrator, Assistant      Program Administrator, Assistant        Program Administrator, Assistant
                   Secretary                             Secretary                               Secretary
Janet McLaughlin
Jason Mikolanis    Technology Security Officer           Technology Security Officer             Technology Security Officer
Danielle Montesano                                       Senior Vice President

Karen Russo
Lynn Skinner
Richard Spurgeon                                         Senior Vice President                   Senior Vice President
James Staruck                                            Vice President
Ronda Strasser                                           Vice President
Anne Umlauf                                              Vice President
Chris Weber                                              Vice President                          Vice President
Arlene Westbrook                                         Vice President
Julie Williams                                           Vice President





                                Salem Trust Company            USF Affiliate Services, Inc.                 Waretech, Inc.
                        ----------------------------------- ----------------------------------  ---------------------------------

Michael Welgat          Executive Vice President
Mark Elste              Executive Vice President, Chief     Chief Executive Officer
                        Investment Officer

Brad Rinsem             Chief Executive Officer, President, President, Secretary, Chief          Risk Management Officer,
                        Risk Management Officer, Secretary  Operating Officer, Risk Management   Secretary
                                                            Officer
Gregory Beard           Senior Vice President
James Benz
Brian Bizzell           Trust Officer
Karen Bonn
Arnold Bruns                                                Senior Vice President                Vice President
Leta Chaney             Vice President, Regional
                        Manager-Tampa
John Culhane            Senior Vice President
Patrick De Craene
Vaughn Gordy
Robin Hanson                                                Assistant Vice President
Stephen Hartman
Linda Jelinek           Senior Vice President, Director of  Senior Vice President, Director      Senior Vice President, Director
                        Human Resources                     of Human Resources                   of Human Resources
Jay Kaun                Senior Vice President, Treasurer    Treasurer                            Treasurer
Kevin Kolb
Mary Krause             Director of Internal Audit          Director of Internal Audit           Director of Internal Audit
Eric Kroeger            Senior Vice President & Chief       Senior Vice President & Chief        Chief Executive Officer,
                        Information Officer                 Information Officer                  President & Chief Information
                                                                                                 Officer
Paul Kroeger                                                                                     Vice President
Richard Long                                                Assistant Vice President
Marilyn Marchetti
John Marino
Lauren McAfee           Compliance Officer, Internal        Compliance Officer, Internal         Compliance Officer, Internal
                        Anti-Money Laundering Program       Anti-Money Laundering Program        Anti-Money Laundering Program
                        Coordinator, Information Security   Coordinator, Information Security    Coordinator, Information Securit
                        Program Administrator, Assistant    Program Administrator, Assistant     Program Administrator, Assistant
                        Secretary                           Secretary                            Secretary
Jason McDaniel                                                                                   Vice President
Janet McLaughlin                                            Assistant Vice President
Jason Mikolanis         Technology Security Officer         Technology Security Officer          Technology Security Officer
Danielle Montesano

Karen Russo             Vice President, Regional
                        Manager-Deerfield Beach
Lynn Skinner            Assistant Vice President
Richard Spurgeon        Senior Vice President, Chief        Senior Vice President
                        Operating Officer, Regional
                        Manager-Jacksonville
James Staruck
Ronda Strasser
Anne Umlauf
Chris Weber             Vice President
Anne Westbrook
Julie Williams





The Directors of U.S. Fiduciary Services, and its affiliates, as of January 28, 2007 are:




                     U.S. Fiduciary Services, Inc.   GreatBanc Trust Co.      Pennant Management, Inc.
--------------      ----------------------------  --------------------------- ---------------------------

Roger Weston         Chairman of the Board                                    Vice Chairman of the Board
Todd Johnson         Vice Chairman of the Board                               Chairman of the Board
Mark A. Elste        Director                     Vice Chairman of the Board  Director
Michael Welgat       Director                     Chairman of the Board       Director
John T. Bruhn                                     Director
Robert Darr                                       Director
James F. Glenn M.D.                               Director
Eric Kroeger
Carmen McGarry                                    Director
Bradley K. Rinsem                                 Director
William Smith                                     Director


--------------      ------------------------------------------------------------------------------
                       Salem Trust Company     USF Affiliate Services, Inc.  Waretech, Inc.
--------------      ------------------------------------------------------------------------------
Roger Weston
Todd Johnson
Mark A. Elste       Vice Chairman of the Board Vice Chairman of the BoarVice Chairman of the Board
Michael Welgat      Chairman of the Board      Chairman of the Board    Chairman of the Board
John T. Bruhn       Director
Robert Darr         Director
James F. Glenn M.D. Director
Eric Kroeger                                   Director                 Director
Carmen McGarry      Director
Bradley K. Rinsem   Director                   Director                 Director
William Smith       Director





Pennant Management manages the investment portfolios of insurance companies, community banks, healthcare organizations, governmental units and other personal and employee benefit trusts and entities.

As of December 31, 2007, Pennant Management managed assets of approximately $1.2 billion.

MONEY MANAGER FEES. The fees paid to the Money Manager of the Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the Fund, Accessor Capital and the Money Manager. The fees are based on a percentage of the assets of the Fund based on the schedule below as applied to the average daily net assets of the Fund.

        0.35% on the first $25 million of assets under management; plus, 0.25% on the next $75 million of assets under management, plus, 0.20% on all assets above $100 million


The Money Manager may, from time to time, find it in the appropriate to waive all or part of its Fund Management Fee, if it deems it to be in the best interest of the Fund and its shareholders.

The Money Manager received the following fees pursuant to its Money Manager Agreement for the period ended December 31:





2005: $134,116
2006: $160,631
2007: $172,686
                             FUND PORTFOLIO MANAGERS




Other Accounts Managed. The Money Manager uses a team approach to the management of the Fund. This team is led by John P. Culhane, CFA, Senior Vice President under the supervision of Mark A. Elste as Chief Investment Officer of Pennant Management. The portfolio managers manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2007, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.


                               Number of       Total Assets of         Number of         Total Assets of
                               Accounts            Accounts            Accounts         Accounts Paying a
                                Managed                                Paying a          Performance Fee
                                                                      Performance
                                                                          Fee

John P. Culhane, CFA


Registered Investment
Companies                       0               0                       0                       0

Other Pooled Investment
Vehicles                        0               0                       0                       0



Other Accounts                  114             $1,057,408,583          0                       0







Mark A. Elste

Registered Investment
Companies                       0               0                       0                       0

Other Pooled Investment         0               0                       0                       0
Vehicles

Other Accounts                  0               0                       0                       0







As of December 31, 2007, John Culhane beneficially owned 84.212 shares and the other portfolio managers beneficially owned no shares of the Fund.



Possible Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. U.S. Fiduciary Services is the parent company of both Pennant Management and GreatBanc Trust Company. Officers of Pennant Management also serve as officers of GreatBanc Trust Company. GreatBanc Trust Company receives certain fees from Accessor Capital Management for shareholder services for assets in other Accessor Funds, not in the Limited Duration Fund. The assets used to calculate the fee may include assets managed by Pennant Management for its clients, but does not include assets of the Limited Duration Fund.



The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Funds. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may be have an incentive to allocate securities that are expect to increase in value to favored funds.


The Money Manager has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

Compensation. Portfolio managers at Pennant are compensated with a fixed salary plus a discretionary bonus based on the percentage of management fees received on the assets managed by the portfolio manager (not including the Fund). Compensation is not based on any performance related criteria. The yearend bonus is a function of the overall performance of the portfolio manager and the net revenue to the firm and is paid on a discretionary basis. Mr. Elste is compensated with a fixed salary plus a discretionary bonus based on the profits of the holding company, U.S. Fiduciary Services, Inc.

FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by Accessor Capital. The Fund's expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Fund's assets; (e) expenses of obtaining Fund activity reports and analyses for the Fund; (f) expenses of maintaining the Fund's tax records; (g) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Fund; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Fund, the preparation and mailings of prospectuses and reports of the Fund to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Fund' shares for sale; (m) costs of printing stock certificates representing shares of the Fund; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; and (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto; The Fund is also responsible for paying a management fee to Accessor Capital. Additionally, the Fund pays a Management Fee to the Money Manager, as described above. Certain expenses attributable to the Fund are charged to the Fund, and other expenses are allocated among all of the Accessor Funds affected based upon their relative net assets.

The Fund has not adopted a Distribution and Service Plan or Administrative Services Plan for the Shares of the Limited Duration Fund. Shares of the Fund shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Fund. Shares are offered directly from the Fund and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Fund, pays no compensation to Service Organizations and receives none of the fees or transaction charges. The Fund has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 of the 1940 Act, approved on July 6, 2004 by the shareholders. Under the Defensive Distribution Plan, if the payment of management fees or administration fees by the Fund to Accessor Capital is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Accessor Capital may use its past profits or its other resources, including management fees paid to Accessor Capital by the Fund, to pay for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services or pay significant amounts to intermediaries. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Shares of the Fund and for which Accessor Capital will compensate the Service Organizations from its revenue.

ADDITIONAL PAYMENTS TO INTERMEDIARIES




Although, neither the Limited Duration U.S. Government Fund nor its Money Manager has participated (nor intends to do so in the future) in such payments, Accessor Capital, or its affiliates may make additional payments, out of their own assets to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager in connection with the sale or distribution of the other Accessor Funds. The intermediaries to which payments may be made are determined by Accessor Capital. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. Accessor Capital and its affiliates have made no such payments during fiscal years 2004, 2005, 2006 or 2007 with respect to the Limited Duration U.S. Government Fund and do not anticipate such payments will be made during fiscal year 2008.




VALUATION



The NAV per share of the Fund is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Nonbusiness days for 2008 will be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund Shares is their net asset value.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-Income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, Fixed-Income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealersupplied valuations and electronic data processing techniques. short-term debt securities maturing in 60 days or less are valued using amortized cost, which approximates market value.


An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. A discussion regarding the circumstances under which the Fund will use fair value pricing and the effects of using fair value pricing is included in the Fund's prospectus. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.


FUND TRANSACTION POLICIES

Generally, securities are purchased for the Fund for investment income and/or capital appreciation and not for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable to its Money Manager.

If the Fund changes Money Manager, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Fund has no restrictions on portfolio turnover. The Fund will purchase or sell securities to accommodate purchases and sales of the Fund's shares. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from the Fund at ordinary income tax rates. See "Tax Information."

PORTFOLIO TURNOVER. While it is not the policy of the Fund to purchase securities with a view to short-term profits, the Fund will dispose of securities without regard to the time they have been held if such action seems advisable. The portfolio turnover rate of the Fund may exceed 100%.

BROKERAGE ALLOCATIONS. The following is a description of the policy of the Fund with respect to brokerage allocation and brokerage commissions. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on nonUnited States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the overthecounter markets, including most debt securities and money market instruments, but the price includes a

"commission" in the form of a markup or markdown. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreement provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Fund. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).


In addition, the Management Agreement and the Money Manager Agreement authorize Accessor Capital and the Money Manager, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Fund. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or the Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services that are used both as investment research and for administrative, marketing, or other nonresearch purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Manager through brokerage commissions generated by transactions of the Fund, while the portions of the costs attributable to nonresearch usage of such products or services is paid by Accessor Capital or the Money Manager in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Manager allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Manager and those that primarily benefit Accessor Funds.


As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Manager may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by the Fund, direct all or a portion of the Fund's transactions to brokers who pay a portion of the Fund's expenses.



Accessor Capital does not expect the Fund ordinarily to effect a significant portion of the Fund's total brokerage business with brokers affiliated with the Distributor, Accessor Capital or their Money Manager. However, the Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e1 of the 1940 Act. For the calendar years ended December 31, 2004, 2005, 2006 and 2007 the Fund effected no transactions with affiliated brokers.


BROKERAGE COMMISSIONS. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund. Certain services received by Accessor Capital or Money Manager attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or the Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Manager are not reduced by reason of their receipt of such brokerage and research services.


The Fund paid $1,561 in brokerage commissions for the year ended December 31, 2007.


                                TAX INFORMATION

TAXATION OF THE FUND  GENERAL


The Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). That treatment generally relieves the Fund, but not its shareholders, from paying federal income tax on amounts distributed to shareholders.


To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ; and (ii) net income derived from an interest in a "qualified publicly traded partnership" as defined in the Code ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and that are engaged in similar trades or businesses, or in the securities of one or more "qualified publicly traded partnerships".


If the Fund fails to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends, and noncorporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income". In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the oneyear period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. The Fund intends to make sufficient distributions to avoid the Excise Tax.


TAXATION OF THE SHAREHOLDERS

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to the Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as, "qualified dividend income." If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", the Fund may designate, and a Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations" which are corporations that are either incorporated in a U.S. possission or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain included in income with respect to the shares (whether distributed or not). Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of the Fund within 30 days before or after the disposition.

A portion of the dividends from the Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividendsreceived deduction allowed to corporations. The eligible portion may not exceed the aggregate ordinary income dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividendsreceived deduction may be subject to the federal alternative minimum tax and certain basis adjustments. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividendsreceived deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the net asset value of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. Therefore, prior to purchasing shares of the Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.


FOREIGN SECURITIES AND TRANSACTIONS

The Fund may invest in Eurodollar CDs issued by U.S. branches of foreign banks that are FDIC insured.


The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) at least 50% of the average fair market value of its assets consists of assets that produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the Fund did not receive those earnings and gain from the QEF. As a result, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In most instances it will be very difficult, if not impossible, to make a QEF election because of certain requirements thereof, and the Funds do not expect to make such an election.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. This election may cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to that stock. In order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable yearend, but only to the extent of any net marktomarket gains with respect to that stock included in income by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreigncurrencydenominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

STATE AND LOCAL TAXES

Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund is currently making a continuous offering of its shares. The Fund receives the entire net asset value of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. Shares of the Fund may be purchased directly from the Fund with no sales charge or commission.

Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Fund. Shares of the Fund will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the net asset value next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of those Funds are offered and orders accepted, or the orders will not be accepted and invested in the Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Fund. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and the Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary provided the financial intermediary provides the information to the Transfer Agent within the time limits established. The order will be priced at the NAV next computed after the order is received.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order. Payment will ordinarily be made within seven days and will be wiretransferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record.

The Fund may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will the Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for the Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to the Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for the Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of the Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorneyinfact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.


MARKET TIMING POLICY. The Fund is intended for long term investment purposes. The Fund will take steps to deter frequent purchases and redemptions in Fund shares ("market timing activities"). "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the Fund's NAV does not fully reflect the value of the fund's holdings for example, when the fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Such short-term trading activity has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. The Fund will take reasonable steps to discourage short-term trading and the Board of Directors has adopted the following policies and procedures with respect to preventing market timing of the Funds by shareholders.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Fund's Systematic Withdrawal Plan described in the Fund's Prospectus.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market trading and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


EXCHANGES. You can exchange your Fund shares into any other share class of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. You may be charged a sales load when exchanging into a fund that has one.

Shares of other classes of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted; (c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through re-investment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the transfer agent of your prior ownership of Fund shares and your account number.

FINANCIAL STATEMENTS


Accessor Funds' audited financial statements for the fiscal year ended December 31, 2007 and unaudited financial statements for the period ended June 30, 2007, are contained in the Annual and Semi-Annual Reports to Shareholders, respectively, which are incorporated herein by this reference and, unless previously provided, will be delivered together herewith.


PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Accessor Capital, subject to the Board's continuing oversight. Accessor Capital in turn has, where applicable, delegated responsibility for voting proxies to the individual Money Managers. Accessor Capital and the Money Managers each have their own proxy voting policies and procedures that the Board has reviewed. Accessor Capital's and the Money Managers' policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Accessor Capital or the Money Managers will act in a prudent and diligent manner for the benefit of the Accessor Funds. Accessor Capital's and the Money Managers' policies and procedures include specific provisions to determine when a conflict exists between the interests of the Fund and the interests of Accessor Capital or the Money Manager, as the case may be. Copies of the proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix
B. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at http://www.sec.gov.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as highgrade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as mediumgrade obligations
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating

A1
category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higherrated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLYVULNERABLE.

A2

PLUS (+) OR MINUS ():

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect indepth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG1 Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2 Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

A3

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP1 This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP2 This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

A1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A2 This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A1.

A3 This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


















A4

                                   APPENDIX B

                       PROXY VOTING POLICY AND PROCEDURES

                 GREATBANC TRUST COMPANY/PENNANT MANAGEMENT INC.
                      PROXY VOTING PROCEDURES AND POLICIES

                             As of December 31, 2005

I.       GENERAL STATEMENT

         Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Company has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

II.               INVESTMENT COMMITTEE

1. The Investment Committee, which is the committee consisting of all the Portfolio Managers, is designated as the Company's policymaking body with respect to proxy voting. In this capacity, the Investment Committee will be aided by the Heads of the Administration Group, the Operations Group and the General Counsel, with whom the Investment Committee may consult as and when needed.

2. The Investment Committee may delegate decisions with respect to specific proxy issues to one of the Portfolio Managers who is most familiar with the issuer and its business.

3. The Investment Committee may designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues designated by the Investment Committee for further review.

4.   The  Investment   Committee  will  designate  the  staff   responsible  for
     monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely.

5. The Investment Committee shall determine, on a casebycase basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

6. Notwithstanding the foregoing, the Company may retain a service provider to administer this policy. Copies of the proxy materials received and a record reflecting how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to the Company promptly upon request.


III.              PROXY VOTING PROCEDURES

(A) All proxies received by the Company will be sent to the Investment Committee. The Investment Committee will:

(1) Keep a record of each proxy received;

(2) Determine which accounts managed by the Company hold the security to which the proxy relates;

(3) Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Company must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(4) Identify Routine Items, NonRoutine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Company applies to the NonRoutine Items and Conflict of Interest Items.

     (a)  Conflicts of Interest

          1. If the Company has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client's account, the Company shall disclose to the client in writing the substance of the Company's interest in the issue and shall seek from the client written direction on how such issue is to be voted.

          2. If the Company does not receive written direction from a client on how to vote on an issue on which the Company has a direct or indirect interest, the Company may resolve the conflict by voting client securities based upon the recommendations of the issuer's management.

          3. This existence of an issue on which the Company has a direct or indirect issue shall not prevent the Company from voting on other issues on the same proxy on which the Company does not have a conflict of interest.

(5) Vote a Routine Item (with no corporate governance implications) according to the Company's specific policy and, if applicable, vote the NonRoutine Item or Conflict of Interest Item according to the Company's specific policy. The Investment Committee should vote these proxies by completing them and submitting them in a timely and appropriate manner.

(6) If no specific policy applies to a NonRoutine Item or Conflict of Interest Item, follow the general policy for voting of NonRoutine Items and Conflict of Interest Items.

(7) The Company may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Investment Committee shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

IV.                        PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, the Company will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Company believes that voting proxies in accordance with the following policies is in the best interests of its clients.

     (A)  Specific Voting Policies

          (1)  Routine Items:

               o    The  Company  will   generally  vote  FOR  the  election  of
                    directors   (where  no  corporate   governance   issues  are
                    implicated).

               o The Company will generally vote FOR the selection of independent auditors.
               o The Company will generally vote FOR increases in or reclassification of common stock.
               o The Company will generally vote FOR management recommendations adding or amending indemnification provisions in charter or bylaws.

               o The Company will generally vote FOR changes in the board of directors. o The Company will generally vote FOR outside director compensation.

          (2)  NonRoutine and Conflict of Interest Items:

               o The Company will generally vote FOR management proposals for merger or reorganization if the transaction appears to offer fair value.

               o The Company will generally vote FOR measures intended to increase long-term stock ownership by executives.

               o    The  Company  will   generally   vote  AGAINST   shareholder
                    resolutions that consider nonfinancial impacts of mergers.

               o    The  Company  will  generally  vote  AGAINST   antigreenmail
                    provisions.

               o The Company will generally vote AGAINST proposals to lower barriers to shareholder action. o The Company will generally vote AGAINST proposals to impose supermajority requirements.

     (B)  General Voting Policy

     If the proxy includes a Routine Item that implicates corporate governance changes, a NonRoutine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Investment Committee will engage the appropriate parties to determine how the proxies should be voted.

V.       DISCLOSURE

     (A) The Company will disclose in its Form ADV Part II that clients may contact the Compliance Officer in order to obtain information on how the Company voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Investment Committee will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Company voted that client's proxy.

     (B) A concise summary of these Proxy Voting Procedures and Policies will be included in the Company's Form ADV Part II, and will be updated whenever these procedures and policies are updated. The Investment Committee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.      RECORDKEEPING

         The Compliance Officer will maintain files relating to the Company's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Company. Records of the following will be included in the files:

     (A) Copies of the proxy voting procedures and policies, and any amendments thereto.

     (B) A copy of each proxy statement that the Company receives, provided however that the Company may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     (C)  A record of each vote that Company casts.

     (D) A copy of any document Company created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (E) A copy of each written client request for information on how the Company voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Company voted its proxies.

                             ACCESSOR(R)FUNDS, INC.
                          1420 FIFTH AVENUE, SUITE 3600
                                SEATTLE, WA 98101
                         (206) 224-7420 / (800) 759-3504
                                www.accessor.com
                           ACCESSOR TOTAL RETURN FUND





                       STATEMENT OF ADDITIONAL INFORMATION
                            Dated April 29, 2008
                          As supplemented June 10, 2008



ACCESSOR(R) FUNDS, INC. ("Accessor Funds") is a multi-managed, open-end management investment company. Accessor Funds currently consists of 12 investment portfolios (collectively, the "Underlying Funds"), and six funds of funds investment portfolios (called the "Accessor Allocation Funds" or the "Allocation Funds") each with its own investment objective and policies. This Statement of Additional Information relates to one of the Underlying Funds, the Accessor Total Return Fund (the "Fund"). The investment portfolios are commonly known as mutual funds. The Fund is a non-diversified fund.





The Fund is offered through a separate prospectus dated April 29, 2008 (the "Prospectus"). A copy of the Prospectus may be obtained free of charge by writing to or calling the address or telephone number listed above or by visiting our website at www.accessor.com. This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the appropriate Prospectuses.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                          2
INVESTMENT RESTRICTIONS, POLICIES AND RISKS                              2
MANAGEMENT OF THE FUND                                                  17
CODE OF ETHICS                                                          22
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                     22
INVESTMENT ADVISORY AND OTHER SERVICES                                  22
VALUATION                                                               29
FUND TRANSACTION POLICIES                                               30
PERFORMANCE INFORMATION                                                 32
TAX INFORMATION                                                         34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          37
FINANCIAL STATEMENTS                                                    39
PROXY VOTING POLICIES AND PROCEDURES                                    39
APPENDIX A - RATINGS OF DEBT INSTRUMENTS                               A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES                      B-1



- -1-

GENERAL INFORMATION AND HISTORY

Accessor Funds was incorporated in Maryland on June 10, 1991. Accessor Funds is authorized to issue fifteen billion shares of common stock, $.001 par value per share, and is currently divided into 17 Funds, one of which is discussed in this SAI. The Fund offers one class of shares. The Accessor Funds' Board of Directors ("Board of Directors") may increase or decrease the number of authorized shares without the approval of shareholders. Shares of Accessor Funds, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Shares also are redeemable at the option of Accessor Funds under certain circumstances. All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors. Pursuant to Accessor Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. When you invest in the Fund, you acquire freely transferable shares of common stock that entitle you to receive annual, quarterly or monthly dividends as determined by the Fund's Board of Directors and to cast a vote for the Fund share you own at shareholder meetings.

Accessor Capital Management LP ("Accessor Capital"), a Washington limited partnership, is the manager and administrator of the Fund, pursuant to Management Agreements with the Fund. Accessor Capital is also the Fund's transfer agent, registrar, dividend disbursing agent and provides record keeping, administrative and compliance services pursuant to its Transfer Agency and Administrative Agreement ("Transfer Agency Agreement") with Accessor Funds.

INVESTMENT RESTRICTIONS, POLICIES AND RISKS

INVESTMENT RESTRICTIONS

The Fund's investment objective is not a fundamental policy, which means that it can be changed by the Board of Directors without the vote of a majority of the outstanding voting securities of the Fund.

Fundamental Investment Restrictions

The Fund is subject to the following "fundamental" investment restrictions unless otherwise indicated. Unless otherwise noted, these restrictions apply at the time an investment is made. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction unless otherwise noted. Unless otherwise indicated the Fund may not:

1. Invest more than 25% of the value of its total assets in securities in any single industry, provided that there is no limitation on the purchase of securities issued, guaranteed or sponsored by the U.S. Government, its agencies or instrumentalities.



- -2-

2. Borrow money or pledge its assets except to the extent such borrowing or pledging of assets is not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 3. Issue any senior securities (as such term is defined in Section 18(f) of the 1940 Act), except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

* 4. Buy or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, exploration or development programs, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, exploration or development programs, commodities or commodity contracts (including currencies and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

5. Underwrite the securities of other issuers, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under the 1940 Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under the Act.

*For purposes of these restrictions, collateral arrangements with respect to any type of swap, option, forward contracts and futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts is deemed to be the issuance of a senior security.

Non-Fundamental Investment Policies and Restrictions

The following is the Fund's non-fundamental investment policies and restrictions. These policies and restrictions may be modified or eliminated without shareholder approval.

1. The Fund may not effect short sales, except short sales against-the-box; provided, however, that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to short sales against-the-box.

2. Absent specific exemptive relief, the Fund may not invest in securities of other investment companies, except to the extent permitted under the 1940 Act. Under the 1940 Act, the Fund may not (i) invest more than 10% of its total assets (taken at current value) in such securities; (ii) own securities of any one investment company that has a value in excess of 5% of the Fund's total assets (taken at current value); or (iii) own more than 3% of the outstanding voting stock of any one investment company.

3. The Fund may not acquire more than 5% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

4. The Fund intends to pledge, hypothecate, mortgage or otherwise encumber its assets, to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

5. The Fund does not currently to invest in securities, other than mortgage-related securities, asset-backed securities or obligations of any U.S. Government agency or instrumentality, of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

6. The Fund does not currently intend to make investments for the purpose of exercising control of management.

7. The Fund's entry into reverse repurchase agreements and dollar rolls, together with its other borrowings, is limited to 5% of its net assets.

8. The Fund may invest up to 10% of its net assets in publicly traded real estate investment trusts ("REITs").

9. The Fund may not invest more than 5% of its net assets in privately-issued STRIPS.

10. The Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by the Fund or cash to provide for payment of the Fund's expenses or to permit the Fund to meet redemption requests. Under normal circumstances, up to 50% of the Fund's net assets may be comprised of cash or cash equivalents. The Fund may hold cash reserves in an unlimited amount or invest in short-term and money market instruments for temporary defensive purposes when its Money Manager believes that a more conservative approach is desirable.

11. The Fund may invest up to 15% of its net assets in illiquid securities; for the purposes of this restriction, repurchase agreements maturing in more than seven days will be deemed to be illiquid securities.

12. The Fund may not purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, may trade in futures and related options, and may make margin payments of up to 5% of its total assets after taking into account unrealized profits and losses in connection with transactions in futures contracts and related options.)

13. The Fund may not purchase warrants if as a result the Fund would have more than 5% of its total assets invested in warrants or more than 2% of its total assets invested in warrants not listed on the New York or American Stock
Exchanges. Warrants attached to other securities are not subject to this limitation. Rights or warrants acquired as a result of ownership of other instruments shall not be subject to this limitation.

14. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest.

15. The Fund will invest up to 20% of its assets in fixed-income securities, including convertible securities, rated by S&P or Moody's, or in unrated securities deemed by Accessor Capital or the Money Manager to be of a lesser credit quality than BB/Ba or less. Generally, Government securities are unrated but considered to be of the highest quality. These ratings are modified with a plus (+) or minus (-) sign by S&P and with a 1,2 or 3 by Moody's to show the relative standing within the rating category. (See Appendix A for more information about these ratings.)

Accessor Capital monitors the credit quality of securities purchased for the Fund and reports to the Board of Directors on a quarterly basis. The Board of Directors reviews these reports. In selecting obligations for investment by the Fund, Accessor Capital and/or the Money Manager, as applicable, also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If an obligation held by the Fund is assigned a lower rating or ceases to be rated, the Money Manager under the supervision of Accessor Capital, will promptly reassess whether that security presents credit risks consistent with the Fund's credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund's credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless Accessor Capital and the Board of Directors determine that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid only if they are determined to be so in compliance with procedures approved by the Board of Directors.

- -5-

INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following pages contain more detailed information about the types of investments in which the Fund may invest, strategies the Fund may employ and a summary of related risks.

ASSET-BACKED SECURITIES are offered through trusts and special purpose subsidiaries in which various types of assets, primarily home equity loans and automobile and credit card receivables, are securitized in pass-through structures, which means that they provide investors with payments consisting of both principal and interest as the loans in the underlying asset pool are paid off by the borrowers, similar to the mortgage pass-through structures described below in "Risks of Investing in Asset-Backed and Mortgage-Related Securities" or in a pay-through structure similar to the collateralized mortgage structure.

CORPORATE OBLIGATIONS. Corporate debt obligations include (i) corporate debt securities, including bonds, debentures, and notes; (ii) commercial paper (including variable-amount master demand notes); (iii) repurchase agreements involving investment-grade debt obligations; and (iv) convertible securities-debt obligations of corporations convertible into or exchangeable for equity securities.

DURATION. Duration is one of the fundamental tools used by used by the Money Manager of the Fund in security selection. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "three" means that a portfolio's or security's price would be expected to change by approximately three percent with a one percent change in interest rates. Assumptions generally accepted by the industry concerning the probability of early payment and other factors may be used in the calculation of duration for debt securities that contain put or call provisions, sometimes resulting in a duration different from the stated maturity of the security. With respect to certain mortgage-backed securities, duration is likely to be substantially less than the stated maturity of the mortgages in the underlying pools. The maturity of a security measures only the time until final payment is due and, in the case of a mortgage-backed security, does not take into account the factors included in duration.

The Fund's duration directly impacts the degree to which asset values fluctuate with changes in interest rates. For every one percent change in interest rate, the Fund's net asset value (the "NAV") is expected to change inversely by approximately one percent for each year of duration. For example, a one percent increase in interest rate would be expected to cause a fixed-income portfolio with an average dollar weighted duration of five years, to decrease in value by approximately five percent (one percent interest rate increase multiplied by the five year duration).

EMERGING MARKET COUNTRIES. POLITICAL AND ECONOMIC FACTORS. The Fund may invest in emerging market countries. Investing in emerging market countries involves potential risks relating to political and economic developments abroad. Governments of many emerging countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Accordingly, government actions in the future could have a significant effect on economic conditions in emerging countries, which could affect the value of securities in the Fund. The value of the investments made by the Fund will be affected by commodity prices, inflation, interest rates, taxation, social instability, and other political, economic or diplomatic developments in or affecting the emerging countries in which the Fund had invested. In addition, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, or other similar developments, which could affect investments in those countries. While the Money Manager intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings. The Fund will treat investments that are subject to repatriation restrictions of more than seven (7) days as illiquid securities.

Certain of the risks associated with investments generally are heightened for investments in emerging countries. For example, securities markets in emerging countries may be less liquid, more volatile and less subject to governmental regulation than U.S. securities markets. There may be less publicly available information about issuers in emerging countries than about domestic issuers. Emerging market country issuers are not generally subject to accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Markets in emerging countries also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. Inability to dispose of securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of securities or, if the Fund had entered into a contract to sell securities, could result in possible liability to the purchaser.

Certain emerging countries require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Costs associated with transactions in securities of companies in emerging countries are generally higher than costs associated with transactions in U.S. securities. There are three basic components to such transaction costs, which include brokerage fees, market impact costs (i.e., the increase or decrease in market prices which may result when a Fund purchases or sells thinly traded securities), and the difference between the bid-ask spread. Each one of these components may be significantly more expensive in emerging countries than in the U.S. or other developed markets because of less competition among brokers, lower utilization of technology by exchanges and brokers, the lack of derivative instruments and less liquid markets. In addition to these transaction costs, the cost of maintaining custody of foreign securities generally exceeds custodian costs for U.S. securities.

Throughout the last decade many emerging countries have experienced and continue to experience high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

FORWARD COMMITMENTS. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may dispose of a commitment prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, cash or liquid assets of the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased, measured on a daily basis, will be segregated on the Fund's records at the trade date and maintained until the transaction is settled, so that the purchase of securities on a forward commitment basis is not deemed to be the issuance of a senior security. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

INFLATION-INDEXED BONDS. The Fund may invest in U.S. Treasury inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity. Interest payments on such bonds may vary because the interest principal and/or interest is periodically adjusted based on the current inflation rates. If the inflation index falls, the interest payable on these securities will also fall. The U.S. Treasury guaranteed that it would pay back the par amount of such bonds where there is a drop in prices.

ILLIQUID SECURITIES. Illiquid securities are (i) securities that are subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act");
(ii) securities which are otherwise not readily marketable; (iii) repurchase agreements having a maturity of longer than seven days; (iv) certain interest only ("IO")/principal only ("PO") strips; and (v) and over-the-counter ("OTC") options. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

INVERSE FLOATERS. The Total Return Fund may invest in inverse floaters. Inverse floaters are securities with a variable interest rate that varies in inverse proportion to the direction of an interest rate, or interest rate index. Inverse floaters have significantly greater risk than conventional fixed-income instruments. When interest rates are declining, coupon payments will rise at periodic intervals. This rise in coupon payments causes rapid dramatic increases in prices compared to those expected from conventional fixed-income instruments of similar maturity. Conversely, during times of rising interest rates, the coupon payments will fall at periodic intervals. This fall in coupon payments causes rapid dramatic decreases in prices compared to those expected from conventional fixed-income instruments of similar maturity.

INVESTMENT COMPANIES (including ETFs and HOLDRS). A corporation, trust, or partnership that invests pooled shareholder dollars in securities appropriate to the organization's objective. Mutual funds, closed-end funds, and unit investment trusts are the three types of investment companies.

EXCHANGE TRADED FUNDS (ETFS) are generally mutual funds, index funds or trusts that are listed on an exchange and can be traded intraday. Investors can buy or sell shares in the collective performance of an entire stock or bond portfolio as a single security. Exchange traded funds add the flexibility, ease and liquidity of stock trading to the benefits of traditional index fund investing. ETFs are designed to generally track an equity or bond index, a market sector such as energy or technology, or a commodity such as gold or petroleum.

ETF shareholders are subject to risks similar to those of holders of other diversified portfolios. A primary consideration is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income exchange traded fund, respectively. This is because an equity (or bond) ETF represents interest in a portfolio of stocks (or bonds). When interest rates rise, bond prices generally will decline, which will adversely affect the value of fixed income ETFs. Moreover, the overall depth and liquidity of the secondary market may also fluctuate. An exchange traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. International investments may involve risk of capital loss from unfavorable fluctuations in currency values, differences in generally accepted accounting principles, or economic, political instability in other nations. Although exchange traded funds are designed to provide investment results that generally correspond to the price and yield performance of their respective underlying indexes, the trusts may not be able to exactly replicate the performance of the indexes because of trust expenses and other factors.

Trading in leveraged ETFs is relatively illiquid which means that they may be hard to purchase or sell at a fair price. In addition, leveraged ETFs are subject to the risk of a breakdown in the futures and options markets they use. Finally, leveraged ETFs are subject to the same risk as instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater because if the investment loses value, not only is that money lost, but the loan still needs to be repaid.

EXCHANGE TRADED NOTES (ETN) are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. They are designed to provide investors with a way to access the returns of market benchmarks. ETNs are not equities or index funds, but they do share several characteristics. For example, like equities, they trade on an exchange and can be shorted. Like an index fund they are linked to the return of a benchmark index.

HOLDING COMPANY DEPOSITARY RECEIPTS (HOLDRs), are securities that represent ownership in the common stock or American Depositary Receipts (ADR) of specified companies in a particular industry, sector or group. Both ETFs and HOLDRS represent a diversified group of securities in a single investment that is highly transparent, liquid and tax efficient. Unlike ETFs, HOLDRs can only be bought and sold in 100-share increments. HOLDRs do not have creation units like ETFs, but investors may exchange 100 shares of a HOLDRs for its underlying stocks at any time. Existing HOLDRs focus on narrow industry groups. Each initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. HOLDR shareholders are subject to the same risks entailed in direct stock ownership. Because the value of HOLDRS is directly related to the value of the underlying securities, it is important to remember that you could lose a substantial part of your original investment in HOLDRS. HOLDRs are subject to market risk; underlying stock risk; sector risk; trading risk; lack of management. Investors in HOLDRS cannot expect to benefit from the involvement of an active portfolio manager who seeks out opportunities and avoids risk in a sector. The underlying stocks in HOLDRS were selected without regard for their value, price performance, volatility or investment merit. They may or may not have been recommended by Merrill Lynch and Sector changes The composition of a HOLDR doesn't change after issue, except in special cases like corporate mergers, acquisitions or other specified "Reconstitution Events". As a result, stocks selected for those HOLDRS with a sector focus may not remain the largest and most liquid in their industry. They may even leave the industry altogether. If this happens, your HOLDRS may not provide the same targeted exposure to the industry that was initially expected.

LOWER-RATED DEBT SECURITIES. The Fund may invest in lower rated debt securities. Debt securities rated lower than BBB by S&P or Baa by Moody's are commonly referred to as "junk bonds". Lower rated debt securities and comparable unrated debt securities have speculative characteristics and are subject to greater risks than higher rated securities. These risks include the possibility of default on principal or interest payments and bankruptcy of the issuer. During periods of deteriorating economic or financial conditions, the ability of issuers of lower rated debt securities to service their debt, meet projected goals or obtain additional financing may be impaired. In addition, the market for lower rated debt securities has in the past been more volatile and less liquid than the market for higher rated debt securities. These risks could adversely affect the Fund if it invests in these debts securities.

The widespread expansion of government, consumer and corporate debt within the economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. Because lower-rated debt securities involve issuers with weaker credit fundamentals (such as debt-to-equity ratios, interest charge coverage, earnings history and the like), an economic downturn, or increases in interest rates, could severely disrupt the market for lower-rated debt securities and adversely affect the value of outstanding debt securities and the ability of the issuers to repay principal and interest.

Lower-rated debt securities possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. The markets for and prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a debt security owned by the Fund defaulted, the Fund could incur additional expenses in seeking recovery with no guaranty of recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's NAV. Lower-rated debt securities also present risks based on payment expectations. For example, lower-rated debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated debt security's value will decrease in a rising interest rate market, as will the value of the Fund's assets.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of lower-rated debt securities, and this may have an impact on the ability to both value accurately lower-rated debt securities and the Fund's assets, and to dispose of the debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated debt securities, especially in a thinly traded market.

LIQUIDITY MANAGEMENT PRACTICES. The Fund may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Fund to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. Letters of Credit are limited to 20% of the Fund's net assets as determined at the end of each calendar quarter, while Lines of Credit are limited to no more than 10% of the Fund's assets as determined at the end of each calendar quarter.

In the case of a Letter of Credit arrangement, for a fee paid by the Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. The assumption behind such a put transaction is that the securities being put are subject to an unforeseen liquidity squeeze that would cure itself over some intermediate period of time, but not in a time necessary to meet shareholder redemption requests. Once eligible securities are put

- -7-
under a Letter of Credit arrangement, there is no recourse to the Fund, that the bank or financial intermediary would contractually be able to attest.

In the case of a Line of Credit arrangement the Fund enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral. Typically, this arrangement is a temporary affair meant to meet redemption requests that temporarily exceed the cash equivalents available within the Fund. For example, the Fund processes redemption requests on a daily basis. As a general rule the Fund would not know the aggregate value of those redemption requests until after the close of trading on any given day. At that point it would be impossible for the Fund to sell securities for regular settlement the following day in order to meet the redemption requests that will need to be serviced on that following day. A Line of Credit arrangement would facilitate the satisfaction of these redemption requests.

MONEY MARKET INSTRUMENTS. The Fund may invest up to 50% of its net assets in obligations maturing in 13 months or less in:

U. S. Treasury Securities or securities issued by other agencies of the U. S. Government, its instrumentalities or sponsored enterprises ("U.S. Government Securities"). Some U.S. Government Securities such as Treasury bills, notes and bonds, as well as certain agency securities, such as the guaranteed portion of Small Business Administration 7(a) ("SBA") securities, are supported by the full faith and credit of the United States. Some agency securities are simply backed by the credit worthiness of the issuing U. S. Government agency such as Federal Farm Credit Discount Notes. Thus, no assurance can be given that the latter type of Government Securities will be supported by the U. S. Government, should the need arise.

U. S. Government Securities include securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U. S. Government, its agencies, authorities or instrumentalities. This includes loans made to foreign governments or their agencies or instrumentalities such as securities issued by the U.S. Agency for International Development ("USAID"). The secondary market for certain of these U. S. Government Securities is often extremely limited. Therefore, in the absence of a suitable secondary market, such Government Securities may be deemed to be illiquid.

Bank and Corporate Obligations. The Fund may invest in commercial paper, including variable amount master demand notes and commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

The Fund may also invest in certificates of deposit issued by various depository institutions, unsecured bank promissory notes, and bankers' acceptances. A certificate of deposit is issued against deposited funds that mature at a specific future time period, and accrue at a specific or variable interest rate. Typically, these deposits are insured by the full faith and credit of the U. S. Government up to $100,000 per depositor, per bank, through a variety of federal government depository entities such as the Federal Deposit Insurance Corporation. Typically, withdrawal penalties are imposed for withdrawal prior to maturity on certificates of deposit.

Bankers' acceptances are negotiable drafts that are normally drawn by an importer or exporter to pay for specific merchandise, which then are accepted by a bank, meaning that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances, along with notes issued by banking institutions, are only as secure as the credit worthiness of the issuing or accepting depository institution.

Demand notes are obligations of issuing organizations that share the credit profile of commercial paper. The distinct difference is in the liquidity characteristics of the issuance. While commercial paper is mostly negotiable, with a robust secondary trading market for rated issuers, demand notes are issued by a corporation and liquidated on demand. There is no secondary market. Typically the issuance consists of two parts, an "A" note and a "B" note. Both carry an interest rate higher than the commercial paper issued by the same issuer, meant to compensate for the increased liquidity risk. Most often the "A"
note is for a fixed investment amount, and can only be redeemed with a fixed notice, such as six to twelve months. The "B" note can be redeemed at any time for any amount presently outstanding.

Repurchase Agreements. The Fund may enter into repurchase agreements with securities dealers, who use this method to finance the inventory of securities that are part of their market making activity. Repurchase agreements have characteristics that are similar to collateralized loans, however, properly structured repurchase agreements involve the outright sale of securities, under agreement to repurchase them, typically overnight. The Fund may enter into repurchase agreements using forms of collateral that could otherwise be held in long positions within the Fund.

MORTGAGE-RELATED SECURITIES. Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Interests in such pools are called "mortgage-related securities" or "mortgage-backed securities." Most mortgage-related securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrower. The Fund may invest in mortgage-related securities, and, in particular, mortgage pass-through securities, mortgage-related securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), FNMA and FHLMC mortgage-backed obligations and mortgage-backed securities of other issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers). GNMA creates mortgage-related securities from pools of Government-guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings and loan associations. FNMA and FHLMC issue mortgage-related securities


- -8-
from pools of conventional and federally insured or guaranteed residential mortgages obtained from various entities, including savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. The GNMA, FHLMC or FNMA Certificates are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund).

The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-related securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, in the Fund's opinion, their close relationship with the U.S. Government makes them high quality securities with minimal credit risks. The yields provided by these mortgage-related securities have historically exceeded the yields on other types of U.S. Government securities with comparable maturities; however, these securities generally have the potential for greater fluctuations in yields as their prices will not generally fluctuate as much as more traditional fixed-rate debt securities.

In the case of mortgage pass-through securities, such as GNMA Certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure) may expose the Fund to a lower rate of return upon reinvestment of the principal. For example, with respect to GNMA Certificates, although mortgage loans in the pool will have maturities of up to 30 years, the actual average life of a GNMA Certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the Certificates.

In addition, tracking the "pass-through" payments on GNMA Certificates and other mortgage-related and asset-backed securities may, at times, be difficult. Expected payments may be delayed due to the delays in registering newly traded paper securities. The Fund's Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Some mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and should not be subject to this risk of delays in timely payment of income.

The Fund may invest in pass-through mortgage-related securities, such as fixed-rate mortgage-related securities ("FRMs") and adjustable rate mortgage-related securities ("ARMs"), which are collateralized by fixed rate mortgages and adjustable rate mortgages, respectively. ARMs have a specified maturity date and amortize principal much in the fashion of a fixed-rate mortgage. As a result, in periods of declining interest rates there is a reasonable likelihood that ARMs will behave like FRMs in that current levels of prepayments of principal on the underlying mortgages could accelerate. One difference between ARMs and FRMs is that, for certain types of ARMs, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARM security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fund will generally only invest in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by Government National Mortgage

- -9-

Association ("GNMA") Certificates, Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC") and in CMOs issued by FHLMC.

The Fund may also invest in Whole Loan CMO's. A Whole Loan CMO is a mortgage-backed security (MBS) whose underlying mortgage loans do not conform to GNMA, FNMA, and FHLMC pooling requirements. Typically, the underlying mortgage loans are larger than GNMA's, FNMA's and FHLMC's maximum conforming loan size. Thus the loans are pooled by a private entity that in turn issues an MBS. Generally, the private entities employ some type of credit enhancement(s) to assure investors of the timely receipt of their principal and interest payments.

A REMIC must elect to be, and must qualify for treatment as such, under the Internal Revenue Code of 1986, as amended (the "Code"). A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. Congress intended for REMICs to ultimately become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect and qualify for REMIC status, it will be taxed at the entity level as a corporation.

OPTIONS. The Fund may purchase put and call options and write (sell) "covered" put and "covered" call options. The Fund may purchase and write options on stocks and stock indices. These options may be traded on national securities exchanges or in the over-the-counter ("OTC") market. Options on a stock index are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Fund may also purchase and write options on currencies. Currency options may be either listed on an exchange or traded OTC. Options on currencies are similar to options on stocks except that there is no transfer of a security and settlement is in cash. The Fund may purchase and write options on securities. The Fund may write covered put and call options to generate additional income through the receipt of premiums, may purchase put options in an effort to protect the value of securities in their portfolios against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities they intend to purchase.

A call option is a contract whereby a purchaser pays a premium in exchange for the right to buy the security on which the option is written at a specified price during the term of the option. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash, U.S. Government securities or other liquid securities (such as readily available marketable obligations and money market instruments) with a value sufficient at all meet its potential obligations under the call option not covered as provided in (i) above. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price.

The purchaser of a put option pays a premium and receives the right to sell the underlying security at a specified price during the term of the option. The writer of a put option receives a premium and in return, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A written put option is "covered" if the Fund deposits with Accessor Funds' Custodian, cash, U.S. Government securities or other liquid assets with an aggregate value, measured on a daily basis, at least equal to the exercised price of the put option.

The Fund may purchase and write covered put and covered call options that are traded on United States or foreign securities exchanges or that are listed on the Nasdaq Stock Market. Currency options may be either listed on an exchange or traded OTC. Options on financial futures and stock indices are generally settled in cash as opposed to the underlying securities.

Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are privately negotiated with the counterparty to such contract and are purchased from and sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Fund. OTC options differ from exchange-traded options in that OTC options are transacted with the counterparty directly and not through a clearing corporation (which guarantees performance). If the counterparty fails to take delivery of the securities underlying an option it has written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Consequently, the Fund must rely on the credit quality of the counterparty and there can be no assurance that a liquid secondary market will exist for any particular OTC options at any specific time. The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities subject to the 15% limitation described in "Illiquid Securities."

The Fund will not write covered put or covered call options on securities if the obligations underlying the put options and the securities underlying the call options written by the Fund exceed 25% of its net assets other than OTC options and assets used as cover for written OTC options. Furthermore, the Fund will not purchase or write put or call options on securities, stock index futures or financial futures if the aggregate premiums paid on all such options exceed 20% of the Fund's total net assets, subject to the foregoing limitations.

If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.

There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation, an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

RISKS OF TRANSACTIONS IN OPTIONS. An option position may be closed out only on an exchange, board of trade or other trading facility that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options that are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions. The Fund will treat purchased OTC options and cover for written OTC options as illiquid unless the OTC option written by the Fund is sold to a dealer who agrees that the Fund may repurchase the option at a maximum price determined by a formula in the option agreement. The cover for that option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

PRIVATELY-ISSUED STRIP SECURITIES. The Fund may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities ("privately-issued STRIPS"). Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion and are not considered to be issued or guaranteed by the U.S. Government. Stripped securities may be more volatile than non-stripped securities. The Fund may particularly invest in U.S. Small Business Administration ("SBA") strips.

REAL ESTATE-RELATED SECURITIES. A real estate investment trust is an investment trust that owns and manages a pool of commercial properties and mortgages and other real estate assets; shares can be bought and sold in the stock market. Publicly traded REITs generally engage in acquisition, development, marketing, operating and long-term ownership of real property. A publicly traded REIT meeting certain asset-income and distribution requirements will generally not be subject to federal taxation on income distributed to its shareholders.

REAL ESTATE INVESTMENT TRUSTS.  Real Estate Investment Trusts (REITs).  The
Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real-estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. The Fund does not currently intend to invest a significant portion of its assets in REITs but have the flexibility to invest up to 10%.

REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which the Fund purchases a fixed-income security, generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit, from a commercial bank, or broker or dealer, and simultaneously agrees to sell the security back to the original seller at an agreed upon price and date (normally, the next business day). The securities purchased by the Fund will have a total value in excess of the value of the repurchase agreement and will be held by Fifth Third Bank, the Fund's custodian (the "Custodian"), either physically or in a book-entry system, until repurchased. Repurchase agreements will at all times be fully collateralized by U.S. Government Securities or other collateral, such as cash, in an amount at least equal to the repurchase price, including accrued interest earned on the underlying securities, and the securities held as collateral will be valued daily, and as the value of the securities declines, the Fund will require additional collateral. If the party agreeing to repurchase should default and if the value of the collateral securing the repurchase agreements declines below the repurchase price, the Fund may incur a loss. Repurchase agreements carry certain risks associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the counterparty to the repurchase agreement becomes bankrupt or otherwise fails to deliver securities. Repurchase agreements assist the Fund in being invested fully while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will limit repurchase agreement transactions to counterparties who meet creditworthiness standards approved by the Board of Directors, which include commercial banks having at least $1 billion in total assets and broker-dealers having a net worth of at least $5 million or total assets of at least $50 million. See "Investment Restrictions, Policies and Risks
- - Illiquid Securities."

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of borrowing and is a transaction whereby the Fund sells and simultaneously agrees to repurchase a portfolio security to a bank or a broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains the right to receive interest and principal payments. At the agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. The Fund may also enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forego principal and interest paid on the securities. The Fund is

- -10-
compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

At the time the Fund enters into reverse repurchase agreements or dollar rolls, the Fund will establish or maintain a segregated account with a custodian approved by the Board of Directors, containing cash or liquid assets having an aggregate value, measured on a daily basis, at least equal in value to the repurchase price including any accrued interest. Reverse repurchase agreements and dollar rolls involve the risk that the market value of securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the counterparty to a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions.

Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

RIGHTS AND WARRANTS. Warrants are instruments that give the holder the right to purchase the issuer's securities at a stated price during a stated term. Rights are short-term warrants issued to shareholders in conjunction with new stock issues. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. Warrants involve a risk of loss if the market price of the underlying securities subject to the warrants never exceeds the exercise price of the warrants. See "Investment Restrictions" for a description of the Fund's abilities to invest in warrants and rights.

RISKS OF INVESTING IN ASSET-BACKED AND MORTGAGE-RELATED SECURITIES. The yield characteristics of mortgage-related securities (including CMOs and REMICs) and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Although the extent of prepayments in a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund is likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rates as mortgage-related securities, may respond to certain of the same factors influencing prepayments, while at other times different factors will predominate. Mortgage-related securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, because asset-backed securities do not usually have the type of security interest in the related collateral that mortgage-related securities have. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce a creditor's ability to realize full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

At times the value of mortgage or asset-backed securities may be particularly sensitive to changes in the general level of interest rates. Early repayment of principal on some mortgage or asset-backed securities


- -11-
may expose the Fund to a lower rate of return upon reinvestment of principal. When the general level of interest rates rise, the value of a mortgage or asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage or asset-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages or assets will affect the price and volatility of a mortgage or asset-backed securities, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages or assets increase the effective maturity of these securities, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to other idiosyncratic circumstances. Additionally, certain mortgage or asset-backed securities are supported by certain guarantees that are made by U. S. Government agencies that do not enjoy the full faith and credit guarantee available from the U. S. Government directly.

RULE 144A SECURITIES. The Fund may purchase securities that are not registered under the Securities Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities.

Rule 144A securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public by establishing a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers (as such term is defined under Rule 144A). Accessor Capital anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the Fund, however, could affect adversely the marketability of the Fund's securities and, consequently, the Fund might be unable to dispose of such securities promptly or at favorable prices. Accessor Capital will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Securities issued pursuant to Rule 144A are not deemed to be illiquid. The Money Manager will monitor the liquidity of such restricted securities subject to the supervision of Accessor Capital and the Board of Directors. In reaching liquidity decisions, the Money Manager must first find that the security can be sold within seven days at approximately the same amount at which it is valued by the Fund and that there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings). Furthermore, the security will be considered liquid if the following criteria are met: (a) at least two dealers make a market in the security; (ii) there are at least three sources from which a price for the security is readily available; and (iii) settlement is made in a "regular way" for the type of security at issue.

SECURITIES LENDING. Consistent with applicable regulatory requirements, the Fund, pursuant to a securities lending agency agreement between the lending agent and the Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage under the applicable laws and regulations of the value of the Fund's net assets, currently 33-1/3%. Such loans must be callable at any time by the Fund and at all times be secured by cash, U.S. Government securities, irrevocable letters of credit or such other equivalent collateral that is at least equal to the market value, determined daily, of the loaned securities. The Fund will receive the collateral in an amount equal to at least 102% (in the case of domestic securities) or 105% (in the case of foreign securities) of the current market value of the loaned securities plus accrued interest. Cash collateral received by the Fund will be invested in any securities in which the Fund is authorized to invest. The advantage of such loans is that the Fund continues to receive interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral that will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by and under the general supervision of the Board of Directors, as monitored by Accessor Capital and the lending agent. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would be borne by the Fund.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. A short sale is a transaction in which the Fund sells a security it does not own but borrows for purposes of delivery, in anticipation of a decline in the market value of that security. Short sales against-the-box are short sales of securities that a Fund owns or has the right to obtain (equivalent in kind and amount to the securities sold short). The Fund may make such sales or maintain a short position, provided that at all times when a short position is open, the Fund sets aside in a segregated custodial account while the short sales remains outstanding an equal amount of such securities or securities convertible or exchangeable for such securities without the payment of any further consideration for the securities sold short.

SPECIAL RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Money Manager's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include: (1) dependence on the Money Manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to raise additional initial margin; (6) in the case of futures, the need to meet daily margin in cash; and (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

TEMPORARY DEFENSIVE POLICIES. If, in the opinion of Accessor Capital and/or the Money Manager, as applicable, market or economic conditions warrant, the Fund may adopt a temporary defensive strategy.

U.S. SMALL BUSINESS ADMINISTRATION ("SBA") STRIPPED SECURITIES. The Fund purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, issued by the U.S. Small Business Administration, are issued at a discount to their "face value." Stripped securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Treasury securities that include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund, may also invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("Government Sponsored Entities" or "GSEs"). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such Government Sponsored Entities, no assurance can be given that it will always do so, since it is not so obligated by law. The Fund may purchase U.S. Government obligations on a forward commitment basis.

Government Sponsored Entities are financing entities created by Congress to fund loans to certain groups of borrowers such as homeowners, farmers and students. GSEs are also sometimes referred to as federal agencies or federally sponsored agencies. All GSE debt is sponsored but not guaranteed by the federal government, whereas government agencies such as Government national Mortgage Association (Ginnie Mae) are divisions of the government whose securities are backed by the full faith and credit of the United States. Some carry the same full faith and credit guarantee that is a characteristic of a U. S. Treasury Note. An example of a security with this identical full faith and credit guarantee would be a pooled interest certificate of the U. S. Small Business Administration ("SBA"). Other debt issuers like the Federal Land Bank or Federal Farm Credit Bank carry an implicit guarantee in that there is no explicit obligation on the part of the U. S. Government to make good on obligations of these GSEs. Secondly, some GSEs' income is exempt from state income tax for certain types of investors. For example, obligations of the Federal Land Bank are exempt from state and local taxation in many states, while issues of the Federal National Mortgage Association are not so tax exempt. Thirdly, under existing law, GSEs are exempt from registration requirements as promulgated by the U.S. Securities and Exchange Commission.

VARIABLE AND FLOATING RATE SECURITIES. A floating rate security is one whose terms provide for the automatic adjustment of interest rate whenever a specified interest rate changes. A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. The interest rate on floating rate securities is ordinarily tied to and is a percentage of the prime rate of a specified bank or some similar objective standard, such as the 90-day United States Treasury bill rate, and may change as often as twice daily. Generally, changes in interest rates on floating rate securities will reduce changes in the security's market value from the original purchase price, resulting in the potential for capital appreciation or capital depreciation being less than for fixed-income obligations with a fixed interest rate.

The Fund may purchase variable rate U.S. Government Securities that have a rate of interest subject to adjustment at regular intervals but no less frequently than annually. Variable rate U.S. Government Securities on which interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

The Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate

- -13-
demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a portfolio may invest in obligations that are not so rated only if its Money Manager determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Money Manager of the Fund will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed-delivery basis. In addition, securities may be purchased in transactions where, although the security is delivered and paid for by regular-way settlement, the delivery period established by the securities industry for that particular security results in the payment and delivery at a future date. By the time of its delivery, such a security may be valued at less than the purchase price. Although the time period for settlement may be beyond several days, the securities are delivered for settlement within the time frame that the securities industry has established for that type of security. Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, the Fund must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Fund will not earn any interest in the security. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If the Fund sells such a security before the security has been issued (or delivered), the Investment Adviser will instruct the Custodian to segregate assets to cover the security to satisfy the Fund's delivery obligations. The Fund may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

ZERO-COUPON SECURITIES. The Fund may invest in zero-coupon securities with remaining maturities of less than 1 year, subject to the requirements of the FFIEC 20% risk based capital or better. A zero-coupon security has no cash-coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Zero-coupon securities are more volatile than cash pay securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

                   DISCLOSURE OF THE FUND'S PORTFOLIO HOLDINGS


In accordance with rules established by the SEC, the Fund sends Semi-Annual and Annual Reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, within 60 days of quarter-end. The Fund also discloses complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Fund's complete portfolio holdings as reported in Annual and Semi-Annual Reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-202-551-8090). In addition, the Fund may disclose its complete portfolio holdings within 10 days after the end of each month on the Fund's website, www.accessor.com, and on the Money Manager's website, www.pennantmanagement.com.



- -14-

The portfolio holdings of the Fund and other information concerning portfolio characteristics may be considered material, non-public information. The Board of Directors has adopted policies with respect to the disclosure of the Fund's portfolio holdings. These policies apply to all officers, employees and agents of the Fund, including the Fund's investment adviser. Such policies and procedures regarding the disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Fund. It is the policy of the Fund not to separately disclose to any person the current portfolio holdings of the Fund. No person who is covered by this policy may disclose the current portfolio holdings to any person, except as provided below.

Pursuant to this policy, for the legitimate business purposes stated below, the Fund's general policy of preventing selective disclosure of portfolio holdings will not apply in the following instances: (1) where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund; (2) where the person to whom the disclosure is made has expressly agreed in writing to maintain the disclosed information in confidence and such disclosure is made to such person in advancement of a valid business purpose of the Fund; (3) where disclosure is made to an entity whose primary business is the issuance of credit ratings, provided that the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; or (4) as may be required by federal and/or securities laws or other regulatory bodies or entities. When portfolio holdings are disclosed for these legitimate business purposes, the Fund requires that the party receiving the information enter into a confidentiality agreement, which prohibits the disclosure of the portfolio holdings information to any other party and prohibits any trading or other misuse of such information. Prior to the disclosure of the Fund's portfolio holdings for the legitimate business purposes as set forth above, the Fund's Chief Compliance Officer ("CCO") will review such request and make a determination that it is in the best interest of the Fund to disclose such information. In the event that such disclosure of information produces a conflict of interest, then the CCO will make a determination as to whether such conflict can be resolved or whether the disclosure cannot be made as a result of such conflict of interest.



Under its policies, the Fund does not disclose its portfolio holdings in exchange for compensation.


The Fund does have on-going arrangements with certain specified persons or entities for the disclosure of the Fund's portfolio holdings. The Fund provides top ten portfolio holdings in certain marketing materials and on www.accessor.com at the end of each month. The Fund provides monthly portfolio holdings to reporting services such as Morningstar. The Fund's Money Managers are asked to review the holdings generally on a quarterly basis, although they may request more frequent information from either the custodian or fund accounting agent. Both the custodian and fund accounting agent have daily access to the portfolio holdings of the Fund. The independent registered public accounting firm receives the Fund's portfolio holdings on at least a quarterly basis. Service providers who track corporate actions and class action law suits may have access to the portfolio holdings of the Fund. The Fund does not have any on-going arrangements to provide portfolio holdings with any other persons.


As of July 18, 2007, the following entities will receive portfolio holdings information as specified:




Firm                                        Purpose                 Timing      Lag Time*
-----                                       -------                 ------      --------




SEI Investments Global Funds Services       Fund Accounting Agent   Daily       None
Morgan Lewis                                Law Firm                Quarterly   one month
Deloitte & Touche LLP                       Public accounting firm  Semi-annual one month
State Street Bank & Trust                   Custodian               Daily       None
Morningstar                                 Reporting Service       Monthly     one month
Lipper                                      Reporting Service       Monthly     one month
Pennant Management                          Portfolio Manager       Daily       None




*Represents the length of time between the date of the information and the date on which the information is disclosed.


The Board of Directors has authorized the Fund's CCO or its designee to authorize the release of the Fund's current portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. Whenever any person covered by these policies receives a request for information relating to the Fund's current portfolio holdings, such request must be made directly to the CCO or its designee who will make the determination whether the disclosure will be made in that instance. The Fund's CCO reports quarterly to the Board of Directors if a disclosure of the Fund's current portfolio holdings was made outside of the requirements of this Policy. The CCO or its designee will maintain and preserve in an easily accessible place a copy of this Policy, and for a period of not less than six years, any written records completed in accordance with this Policy.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Fund to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading Fund shares and/or portfolio securities held by in a Portfolio. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the

- -15-
hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Fund.




























- -16-

                        MANAGEMENT OF THE ACCESSOR FUNDS

The Directors and Officers of Accessor Funds are listed below. All Directors and Officers listed are currently Directors and Officers of Accessor Funds and have served in that capacity continuously since originally elected or appointed. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

                                                                                                    NUMBER OF
                                                                            PRINCIPAL             PORTFOLIOS IN
                                                                           OCCUPATIONS            FUND COMPLEX          OTHER
      NAME, ADDRESS             POSITION WITH           TERM OF            DURING PAST            OVERSEEN BY       DIRECTORSHIPS
         AND AGE                ACCESSOR FUNDS           OFFICE            FIVE YEARS               DIRECTOR            HELD

INTERESTED DIRECTORS



J. Anthony Whatley, III(1,2)  Director, President    Held since        Director and President,     18              None
Age 64                        & Principal            1991              Accessor Capital
1420 Fifth Avenue             Executive Officer                        Corporation, since
Seattle, WA 98101                                                      August 2000;
                                                                       Executive Director
                                                                       Accessor Capital
                                                                       Management LP since
                                                                       April 1991.



NONINTERESTED DIRECTORS




George G. Cobean, III         Director               Director Since    Director, Vice              18              Director, Action
Age 69                                               1991              President, Martinson,                       Auto Glass of
1420 Fifth Avenue                                                      Cobean & Associates,                        Tacoma, Inc.;
Seattle, WA 98101                                                      P.S. (certified public                      Director, Tigre
                                                                       accountants) since                          Tierra
                                                                       1973.                                       Manufacturing Co.

Geoffrey C. Cross             Director               Director Since    President, Geoffrey C.      18              None
Age 68                                               1993              Cross P.S., Inc.,
1420 Fifth Avenue                                                      (general practice of
Seattle, WA 98101                                                      law) since 1970.




Each Director is elected for an indefinite term, until his successor is elected.

==================================================================================================================================
(1) J. Anthony Whatley, III is an interested director of Accessor Funds due to his employment by and/or indirect interest in
    Accessor Capital.
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

      NAME, ADDRESS           POSITION WITH                TERM OF                       PRINCIPAL OCCUPATIONS
         AND AGE              ACCESSOR FUNDS                OFFICE                       DURING PAST FIVE YEARS




Linda V. Whatley(2)         Senior Vice President      Officer Since 1991          Vice President, Accessor Capital
Age 49                      & Assistant Secretary                                  Management LP since April 1991.
1420 Fifth Avenue
Seattle, WA 98101

Robert J. Harper            Senior Vice President      Officer Since 1995          Director and Treasurer, Accessor
Age 63                                                                             Capital Corporation, since August
1420 Fifth Avenue                                                                  2000; Director of Sales and  Client
Seattle, WA 98101                                                                  Service, Accessor Capital Management
                                                                                   LP since October 1993


Christine J. Stansbery      Senior Vice                Officer Since 1995          Chief Compliance Officer since
Age 55                      President, Secretary                                   October 2004; Vice President,
1420 Fifth Avenue           & Chief Compliance                                     Accessor Capital Corporation, since
Seattle, WA 98101           Officer                                                April 2001; Assistant Vice President
                                                                                   Compliance since January 1997,
                                                                                   Regulatory Manager from March through
                                                                                   December 1996, Accessor Capital
                                                                                   Management LP.



Darin K. Dubendorf          Vice President             Officer Since 2002          Regional Director, Accessor Capital
Age 41                                                                             Management LP since July 1996.
1420 Fifth Avenue
Seattle, WA 98101



==========================================================================================================================
(2) J. Anthony Whatley, III and Linda V. Whatley are husband and wife.






Deborah Jean Bryan          Vice President             Officer since 2003          Director of Operations and
Age 40                      AML OFFICER                                            Information Technology since June
1420 Fifth Avenue                                                                  2003, Director of Operations since
Seattle, WA  98101                                                                 November 1998, Accessor Capital
                                                                                   Management since July 1997.

Justin Hudson Roberge       Assistant Treasurer        Officer since 2004          Investment Analyst, Accessor Capital
Age 31                                                                             Management, since December 2006;
1420 Fifth Avenue                                                                  Jr. Investment Analyst, Accessor
Seattle, WA 98101                                                                  Capital Management, since June
                                                                                   2004; Operations Associate,
                                                                                   Accessor Capital Management, since
                                                                                   April 2002; Registered Representative,
                                                                                   Diversified Financial Concepts, since
                                                                                   September 2001; Operations Associate,
                                                                                   Harris Investor Line, since March 2000.


VonDell Bennion              Vice President            Officer since 2007          Chief Financial Officer, Accessor Capital
Age 63                                                                             Management since September 1998; Treasurer,
1420 Fifth Avenue                                                                  Accessor Capital Corporation since September 2008
Seattle, WA  98101                                                                 Vice President, Accessor Capital Corporation
                                                                                   since April 2001

Alex Allen                   Assistant Vice President  Officer since 2007          Accountant, Accessor Capital Management since
Age 29                                                                             April 2007; Accounting Manager, Pacific
1420 Fifth Avenue                                                                  Integrated Handling from June 2006 to April 2007;
Seattle, WA  98101                                                                 Project Manager, Pacific Integrated Handling from
                                                                                   May 2005 to June 2006; Shop Supervisor, Pacific
                                                                                   Integrated Handling from March 2004 to May 2005;
                                                                                   Field Supervisor, National Mechanical Services/
                                                                                   Creter Mechanical from February 2002 to January
                                                                                   2004


Nathan Rowader               Vice President            Officer since 2007          Chief Investment Officer, since February
Age 30                                                                             2008, Sr. Investment  Officer,  Accessor
1420 Fifth Avenue                                                                  Capital  Management since December 2007;
Seattle, WA  98101                                                                 Investment  Officer,  February  2007  to
                                                                                   December  2007  Accessor  Capital;  Risk
                                                                                   Management  Analyst,  Oppenheimer  Funds
                                                                                   2005   to   2007   and   Fund   Analyst,
                                                                                   Oppenheimer    Funds   2004   to   2005;
                                                                                   Financial  Consultant,   Linsco  Private
                                                                                   Ledger 2003 to 2004.


Eric Kleinschmidt           Treasurer                  Officer since 2007          Employed by SEI Investments  since 1995;
Age 39                                                                             Director of Funds Accounting since 2004;
1 Freedom Valley Drive                                                             served as manager from 1999-2004.
Oaks, PA  19456

Sofia Rosala                Vice President and         Officer since 2007          Attorney with SEI investments since 2001.
Age 33                      Assistant Secretary
1 Freedom Valley Drive
Oaks, PA  19456

Aaron Buser                 Vice President and         Officer since 2007          Attorney  with  SEI  investments   since
Age 37                      Assistant Secretary                                    2007.   Prior  to  SEI,   practiced   in
1 Freedom Valley Drive                                                             Securities  Practice  Group  at  Start &
Oaks, PA  19456                                                                    Stark from March 2004 through July 2007.













- -19-

ROLE OF THE BOARD OF DIRECTORS

The Directors of Accessor Funds are responsible for the overall management and supervision of Accessor Funds' affairs and for protecting the interests of the shareholders. The Directors meet periodically throughout the year to oversee Accessor Funds' activities, review contractual arrangements with service providers for Accessor Funds and review Accessor Funds' performance.


AUDIT COMMITTEE. The Board of Directors of Accessor Funds has created an Audit Committee comprised solely of the Directors who are not "interested persons" of Accessor Funds as that term is defined under the 1940 Act ("Noninterested Directors"). The Audit Committee considers matters relating to the scope and results of each Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board. The Audit Committee also makes recommendations to the full Board regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of Accessor Funds and certain service providers. The Audit Committee currently consists of Mr. Cobean and Mr. Cross. The Audit Committee meets at least once during each fiscal year of the Funds, and generally meets quarterly prior to the regular Board of Directors meeting. The Audit Committee met four times during the fiscal year ended December 31, 2007. In addition, representatives from the Fund's independent accountant frequently attend the quarterly Board meetings and thus are available to consult with the Board, including the Audit Committee separately when appropriate.



SHARE OWNERSHIP



The following table shows the dollar range of equity securities beneficially owned by each Director in the Fund and in all Accessor Funds overseen by the Director as of December 31, 2007.



NAME OF DIRECTOR                         DOLLAR RANGE OWNED OF FUND                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES OWNED IN ALL REGISTERED
                                                                                    ACCESSOR FUNDS OVERSEEN BY DIRECTOR
- ------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR



J. Anthony Whatley III                  Aggressive Growth Fund                   Over $100,000
                                        Over $100,000
                                        Income & Growth Allocation Fund
                                        Over $100,000
                                        Income Allocation Fund
                                        Over $100,000




NONINTERESTED DIRECTORS



George G. Cobean III                    International Equity Fund                 $50,001 - $100,000
                                        $50,001 - $100,000

Geoffrey C. Cross                       International Equity Fund                 Over $100,000
                                        Over $100,000


DIRECTOR CONFLICTS OF INTEREST



DIRECTOR POSITIONS. As of December 31, 2007, no Noninterested Director (or any of their immediate family members) owned beneficially or of record any class of securities of Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.

DIRECTOR INTERESTS. During the two years ended December 31, 2007, no Noninterested Director (or their immediate family members) had any direct or indirect interest in Accessor Capital, the Distributor, a Money Manager or any person controlling, controlled by or under common control with Accessor Capital, the Distributor or a Money Manager.


COMPENSATION TABLE



The Board met nine times during the fiscal year ended December 31, 2007. The following table shows the compensation paid by the Accessor Funds to the Directors during that year:




- ------------------------------------------------------------------------------------------------------------------------
NAME                        AGGREGATE COMPENSATION    PENSION OR ESTIMATED ANNUAL     TOTAL COMPENSATION FROM
                             FROM ACCESSOR FUNDS       RETIREMENT BENEFITS UPON        ACCESSOR FUNDS PAID TO
                                                       BENEFITS ACCRUED RETIREMENT           DIRECTORS
                                                       AS PART OF THE
                                                       FUNDS EXPENSES
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

J. Anthony Whatley III       None                      None                 None                 None

NONINTERESTED DIRECTORS


George G. Cobean III         $29,000                   None                 None                 $29,000



Geoffrey C. Cross            $29,000                   None                 None                 $29,000





Noninterested Directors of Accessor Funds are generally paid fees of $5,000 per regular meeting and $3,000 per special meeting plus outofpocket costs associated with attending Board meetings. Directors employed by Accessor Capital have agreed that, if their employment with Accessor Capital is terminated for any reason, and a majority of the remaining Directors of Accessor Funds so request, they will be deemed to have resigned from the Board of Directors at the same time their employment with Accessor Capital terminates. Accessor Fund's officers and employees are paid by Accessor Capital and receive no compensation from Accessor Funds, except that the Board of Directors has determined that Accessor Funds' shall reimburse Accessor Capital for a portion of the compensation paid to the Accessor Funds' CCO.


- -21-

CODE OF ETHICS


Accessor Funds, Accessor Capital, the Money Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act that establishes standards by which certain covered persons of the respective entities must abide relating to personal securities trading conduct. Under the Code of Ethics, covered persons (who include, among others, directors and officers of Accessor Funds and employees of Accessor Funds, Accessor Capital, the Money Manager and the Distributor), are generally prohibited from engaging in personal securities transactions with certain exceptions as set forth in the Code of Ethics. The Code of Ethics also contains provisions relating to the reporting of any personal securities transactions, and requires that covered persons shall place the interests of shareholders of Accessor Funds before their own. The Code of Ethics are on public file with, and are available from, the SEC.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 15, 2008, the following persons were the owners, of record or beneficially, of 5% or more of the shares of the Fund as set forth below:

MSL Company
c/o GreatBanc
801 Warrenville Road
Suite 500
Lisle, IL  60532                        83.74%

Alerus Financial, NA
P. O. Box 6002
Grand Forks, ND  58206                  6.14%

SEI Private Trust Company
One Freedom Valley Drive
Oaks, PA  19456                        10.13%



Persons beneficially owning more than 25% of the voting securities of a Fund are deemed to be a "control person" of the Fund.

As of April 15, 2008, none of the Directors and officers of Accessor Funds, as a group, beneficially owned more than 1% of the shares of the Fund.



INVESTMENT ADVISORY AND OTHER SERVICES

SERVICE PROVIDERS

The Fund's day-to-day operations are performed by separate business organizations under contract to Accessor Funds. The principal service providers are:

Manager, Transfer Agent,                        Accessor Capital Management LP
Registrar and Dividend Disbursing Agent


Custodian                                       State Street Bank & Trust Co.


Administrator and                               SEI Investments Global
Fund Accounting Agent                           Funds Services

Money Manager                                   Pennant Management, Inc.

Distributor                                     SEI Investments Distribution
                                                Company


Legal Counsel                                   Morgan, Lewis & Bockius LLP


Independent Registered Public
Accounting Firm                                 Deloitte & Touche LLP



MANAGER, TRANSFER AGENT, RESISTRAR AND DIVIDEND DISBURSING AGENT

Accessor Capital is the manager of the Fund, pursuant to a Management Agreement with the Accessor Funds on behalf of the Underlying Funds. Accessor Capital provides or oversees the provision of all general management, administration, investment advisory and portfolio management services for the Fund. Under the


- -22-

Management Agreement, Accessor Capital provides the Fund with office space and equipment, and the personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties such as the Money Manager, Fifth Third Bank that serves as the Custodian, SEI Investments Global Funds Services that serves as the Administrator and Fund Accounting Agent, and SEI Investments Distribution Company that serves as Distributor. Accessor Capital also develops the investment program for the Fund, selects Money Manager (subject to approval by the Board of Directors), monitors the Money Manager's investment programs and results, and may exercise investment discretion over the Fund and assets invested in the Fund's liquidity reserves, or other assets not assigned to a Money Manager. Accessor Capital currently invests all the assets of the U.S. Government Money Fund and the Accessor Allocation Funds. Accessor Capital also acts as the Transfer Agent, Registrar and Dividend Disbursing Agent for Accessor Funds and provides certain administrative and compliance services to Accessor Funds.

Under the Management Agreement, Accessor Capital has agreed not to withdraw from Accessor Funds the use of Accessor Funds' name. In addition, Accessor Capital may not grant the use of a name similar to that of Accessor Funds to another investment company or business enterprise without, among other things, first obtaining the approval of Accessor Funds' shareholders.

The Management Agreement was approved initially by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on June 17, 1992, by the shareholders of the Growth Fund, Value Fund (formerly referred to as Value and Income Portfolio), Small to Mid Cap Fund (formerly referred to as the Small Cap Portfolio) and International Equity Fund on June 17, 1992, by the shareholders of the Intermediate Fixed-Income Fund, Short-Intermediate Fixed-Income Fund, Mortgage Securities Fund and U.S. Government Money Fund on August 3, 1992, and by the sole shareholder of the High Yield Bond Fund on May 1, 2000. The Management Agreement has been renewed by the Board of Directors including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement each year. The Management Agreement was amended to include the Total Return Fund on February 16, 2007. The Management Agreement was most recently approved by the Board of Directors, including all of the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect financial interest in the Management Agreement, on December 20, 2006, and with respect to the Total Return Fund on February 16, 2007.


A discussion of the Board's considerations in approving the management agreement is included in the Fund's Annual Report to shareholders for the fiscal year ended December 31, 2007.


ACCESSOR CAPITAL'S FEES. The Fund pays Accessor Capital as manager of the Fund, pursuant to the Management Agreement between Accessor Capital and Accessor Funds a fee equal on an annual basis to 0.12% of the Fund's average daily net assets.

As an investment manager of the Fund, Accessor Capital develops the investment programs for the Fund, selects the Money Manager for the Fund and monitors the performance of the Money Manager.



Fees paid to Accessor Capital for the period ended December 31, 2007, were:
$14,437.






- -23-

OTHER ACCESSOR CAPITAL SERVICES. Accessor Capital provides transfer agent, registrar and dividend disbursing agent services to the Fund pursuant to a Transfer Agency Agreement between Accessor Capital and the Fund. Sub-transfer agent and compliance services are provided to the Fund under the Transfer Agency Agreement. Accessor Capital also provides certain administrative and recordkeeping services under the Transfer Agency Agreement. For providing these services, Accessor Capital receives (i) a fee equal to 0.08% of the average daily net assets of the Fund, and (ii) certain out of pocket expenses.
Accessor Capital is also reimbursed by Accessor Funds for certain out-of-pocket expenses including postage, taxes, wire transfer fees, stationery and telephone expenses. No fees have been paid to Accessor Capital for the fiscal years ended December 31.


In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Accessor Capital. Accessor Capital or its affiliates may make payments out of their own assets, to intermediaries, including those that sell shares of the Fund, for transaction processing, recordkeeping or shareholder services.

For example, shares in the Fund's may be owed by certain intermediaries for the benefit of their customers. Because Accessor Capital often does not maintain Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than the name of the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund may, at the discretion of a retirement plan's named fiduciary or administrator, be paid for provided services that would otherwise have been performed by Accessor Capital or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by Accessor Capital or an affiliate or by an unaffiliated third party.

The general and managing partner of Accessor Capital is Accessor Capital Corporation, which is a Washington corporation owned predominantly by J. Anthony Whatley III and the key management personnel of Accessor Capital. Zions Investment Management, Inc., a wholly-owned subsidiary of Zion's First National Bank, N.A., is the sole limited partner of Accessor Capital. The officers and directors of Accessor Capital Corporation who are also officers and/or directors of Accessor Funds, Inc. are: J. Anthony Whatley III, Robert J.
Harper and Christine J. Stansbery. The mailing address of Accessor Capital is 1420 Fifth Avenue, Suite 3600, Seattle, Washington 98101.

CUSTODIAN


State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, ("State Street") a banking company organized under the laws of the State of Massachusetts, is the Fund's Custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be bought or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. State Street is paid by the Fund an annual fee and also is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. State Street also acts as Custodian for investors of the Fund with respect to the individual retirement accounts ("IRA Accounts").


ADMINISTRATOR AND FUND ACCOUNTING AGENT


SEI Investments Global Funds Services (SEIGFS), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in SEIGFS. SEI and its subsidiaries and affiliates, including SEIGFS, are providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. SEIGFS and its affiliates also serve as administrator or sub-administrator to other mutual funds and is paid by the Fund an annual fee plus specified transactions costs for these services, and is reimbursed by the Fund for certain out-of-pocket expenses including postage, taxes, wires, stationery and telephone. The services include:





- -24-

DISTRIBUTOR

SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456 ("Distributor") serves as distributor for the Fund, pursuant to an agreement with Accessor Funds (the "Distribution Agreement"). The Distributor is an affiliate of SEIGFS, the Administrator and Fund Accounting Agent for the Fund. Under the Distribution Agreement, the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and the distribution of prospectuses to existing shareholders.

The Distributor is compensated under the Distribution Agreement.

The Distribution Agreement for the Fund may be terminated at any time upon 60 days written notice without payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distribution Agreement will continue in effect until two years from its effective date, and shall automatically continue for successive one year periods, provided that such continuance is specifically approved (i) by a vote of the Board of Directors or (ii) by a vote of a majority of the outstanding securities of the Fund; provided that, in any event, such continuance shall be approved by the vote of a majority of the non-Interested Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL




Deloitte & Touche LLP serves as the Fund's independent registered public accounting firm and in that capacity audits the Fund's annual financial
statements.   Morgan,   Lewis  &  Bokius  1701  Market   Street,   Philadelphia,
Pennsylvania 19103 serves as the Fund's outside legal counsel.




MONEY MANAGER

The Money Manager is selected by Accessor Capital and has no affiliation with or relationship to the Fund or Accessor Capital other than as discretionary manager for the Fund's assets. In addition, the Money Manager and its affiliates may effect brokerage transactions for the Fund. See "Fund Transaction Policies--Brokerage Allocations." The Money Manager Agreement is approved by the Board of Directors, including all the Directors who are not "interested persons" of Accessor Funds and who have no direct or indirect interest in the Money
Manager Agreement, prior to the Agreement's effective date. The term of the Money Management Agreement is two years following its effective date. Following the initial two-year term, the Money Management Agreement is reviewed annually by the Board of Directors. A discussion of the Board's considerations in approving the Money Manager Agreement will be included in the Fund's Annual Report to Shareholders for the Fiscal Year ended December 31, 2007. The table below sets forth the effective date and Board and shareholder approval dates for the current Money Management Agreements for the Fund.




                                                      Current Money
                                                      Manager Agreement     Most Recent       Shareholder Approval
                            Current Money Manager     Effective Date        Board Approval    Date
Fund                                                                        Date
- -------------------------------------------------------------------------------------------------------------------
Total Return Fund          Pennant Management         September 10, 2007    February 17, 2007   September 10, 2007



- -------------------------------------------------------------------------------------------------------------------

*Accessor Funds has obtained an exemptive order from the SEC that allows Accessor Funds to enter into an agreement or to change the Fund's Money Manager without shareholder approval, so long as, among other things, the Board of Directors approves the Money Manager change and new agreement. Where the Fund has changed Money Managers in accordance with this exemptive order, no shareholder approval was required and the original shareholder approval date for the previous agreement is shown.

- -25-

The Fund's Money Manager is Pennant Management, Inc., ("Pennant Management") a Wisconsin corporation that is a registered investment advisor under the Investment Advisors Act of 1940, as amended. Pennant Management is owned by U.S. Fiduciary Services, Inc., a Illinois corporation. As of January 1, 2008, U.S. Fiduciary Services is owned as follows:

Shareholder                                           Shares          %

Roger L. Weston                                       517,724         43.138%
Michael Welgat                                        143,287         11.939%
Mark A. Elste                                         143,287         11.939%
ESOP                                                  106,717          8.892%
John P. Culhane                                        54,227          4.518%
Richard F. Swenson                                     52,970          4.414%
Jay B. Kaun                                            42,211          3.517%
Todd C. Johnson and Heather M. Johnson                 39,270          3.272%
Marilyn H. Marchetti                                   34,542          2.878%
Arnold E. Bruns                                        16,214          1.351%
Eric Kroeger and Lauren Kroeger                        12,460          1.038%
Chris Weber                                            11,511          0.959%
Brad Rinsem                                             6,637          0.553%
Stephen J. Hartman and Barbara Hartman                  5,518          0.460%
Ronda Strasser                                          3,077          0.256%
Vaughn Gordy                                            3,030          0.252%
Leta Chaney                                             1,438          0.120%
Jim Benz                                                1,438          0.120%
Jim Staruck                                               885          0.074%
Julie Williams                                            885          0.074%
Paul and Kristin Kroeger                                  594          0.049%
Jason and Amy McDaniel                                    594          0.049%
Daniel and Michelle Bruss                                 594          0.049%
Jason and Jody Mikolanis                                  594          0.049%
Karen Russo                                               443          0.037%



The Officers of U.S. Fiduciary Services as of January 28, 2007, and their affiliations are:


                      U.S. Fiduciary Services, Inc.               GreatBanc Trust Co.                  Pennant Management, Inc.

Michael Welgat     Chief Executive Officer, President    Chief Executive Officer, President      Executive Vice President
Mark Elste         Executive Vice President, Chief       Executive Vice President, Chief         President, Chief Executive Officer,
                   Investment Officer, Chief             Investment Officer, Chief Operating     Chief Investment Officer
                   Operating Officer                     Officer
Brad Rinsem        Risk Management Officer, Secretary    Risk Management Officer, Secretary      Risk Management Officer, Secretary
Gregory Beard                                            Senior Vice President                   Senior Vice President
James Benz                                               Vice President
Brian Bizzell
Karen Bonn                                               Senior Vice President
Arnold Bruns                                             Senior Vice President
Leta Chaney
John Culhane                                             Senior Vice President                   Senior Vice President
Patrick De Craene                                        Vice President
Vaughn Gordy                                             Senior Vice President
Robin Hanson                                             Assistant Vice President
Stephen Hartman                                          Senior Vice President
Linda Jelinek      Senior Vice President, Director of    Senior Vice President, Director of      Senior Vice President, Director of
                   Human Resources                       Human Resources                         Human Resources
Jay Kaun           Treasurer                             Senior Vice President, Treasurer        Executive Vice President, Chief
                                                                                                 Operating Officer, Treasurer
Kevin Kolb                                               Vice President
Mary Krause        Director of Internal Audit            Director of Internal Audit              Director of Internal Audit
Eric Kroeger       Senior Vice President & Chief         Senior Vice President & Chief
                   Information Officer                   Information Officer
Paul Kroeger
Richard Long                                             Assistant Vice President
Marilyn Marchetti                                        Senior Vice President
John Marino                                              Vice President
Lauren McAfee      Compliance Officer, Internal          Compliance Officer, Internal            Chief Compliance Officer, Internal
                   Anti-Money Laundering Program         Anti-Money Laundering Program           Anti-Money Laundering Program
                   Coordinator, Information Security     Coordinator, Information Security       Coordinator, Information Security
                   Program Administrator, Assistant      Program Administrator, Assistant        Program Administrator, Assistant
                   Secretary                             Secretary                               Secretary
Janet McLaughlin
Jason Mikolanis    Technology Security Officer           Technology Security Officer             Technology Security Officer
Danielle Montesano                                       Senior Vice President

Karen Russo
Lynn Skinner
Richard Spurgeon                                         Senior Vice President                   Senior Vice President
James Staruck                                            Vice President
Ronda Strasser                                           Vice President
Anne Umlauf                                              Vice President
Chris Weber                                              Vice President                          Vice President
Arlene Westbrook                                         Vice President
Julie Williams                                           Vice President





                                Salem Trust Company            USF Affiliate Services, Inc.                 Waretech, Inc.
                        ----------------------------------- ----------------------------------  ---------------------------------

Michael Welgat          Executive Vice President
Mark Elste              Executive Vice President, Chief     Chief Executive Officer
                        Investment Officer

Brad Rinsem             Chief Executive Officer, President, President, Secretary, Chief          Risk Management Officer,
                        Risk Management Officer, Secretary  Operating Officer, Risk Management   Secretary
                                                            Officer
Gregory Beard           Senior Vice President
James Benz
Brian Bizzell           Trust Officer
Karen Bonn
Arnold Bruns                                                Senior Vice President                Vice President
Leta Chaney             Vice President, Regional
                        Manager-Tampa
John Culhane            Senior Vice President
Patrick De Craene
Vaughn Gordy
Robin Hanson                                                Assistant Vice President
Stephen Hartman
Linda Jelinek           Senior Vice President, Director of  Senior Vice President, Director      Senior Vice President, Director
                        Human Resources                     of Human Resources                   of Human Resources
Jay Kaun                Senior Vice President, Treasurer    Treasurer                            Treasurer
Kevin Kolb
Mary Krause             Director of Internal Audit          Director of Internal Audit           Director of Internal Audit
Eric Kroeger            Senior Vice President & Chief       Senior Vice President & Chief        Chief Executive Officer,
                        Information Officer                 Information Officer                  President & Chief Information
                                                                                                 Officer
Paul Kroeger                                                                                     Vice President
Richard Long                                                Assistant Vice President
Marilyn Marchetti
John Marino
Lauren McAfee           Compliance Officer, Internal        Compliance Officer, Internal         Compliance Officer, Internal
                        Anti-Money Laundering Program       Anti-Money Laundering Program        Anti-Money Laundering Program
                        Coordinator, Information Security   Coordinator, Information Security    Coordinator, Information Securit
                        Program Administrator, Assistant    Program Administrator, Assistant     Program Administrator, Assistant
                        Secretary                           Secretary                            Secretary
Jason McDaniel                                                                                   Vice President
Janet McLaughlin                                            Assistant Vice President
Jason Mikolanis         Technology Security Officer         Technology Security Officer          Technology Security Officer
Danielle Montesano

Karen Russo             Vice President, Regional
                        Manager-Deerfield Beach
Lynn Skinner            Assistant Vice President
Richard Spurgeon        Senior Vice President, Chief        Senior Vice President
                        Operating Officer, Regional
                        Manager-Jacksonville
James Staruck
Ronda Strasser
Anne Umlauf
Chris Weber             Vice President
Anne Westbrook
Julie Williams





The Directors of U.S. Fiduciary Services, and its affiliates, as of January 28, 2007 are:




                     U.S. Fiduciary Services, Inc.   GreatBanc Trust Co.      Pennant Management, Inc.
--------------      ----------------------------  --------------------------- ---------------------------

Roger Weston         Chairman of the Board                                    Vice Chairman of the Board
Todd Johnson         Vice Chairman of the Board                               Chairman of the Board
Mark A. Elste        Director                     Vice Chairman of the Board  Director
Michael Welgat       Director                     Chairman of the Board       Director
John T. Bruhn                                     Director
Robert Darr                                       Director
James F. Glenn M.D.                               Director
Eric Kroeger
Carmen McGarry                                    Director
Bradley K. Rinsem                                 Director
William Smith                                     Director


--------------      ------------------------------------------------------------------------------
                       Salem Trust Company     USF Affiliate Services, Inc.  Waretech, Inc.
--------------      ------------------------------------------------------------------------------
Roger Weston
Todd Johnson
Mark A. Elste       Vice Chairman of the Board Vice Chairman of the BoarVice Chairman of the Board
Michael Welgat      Chairman of the Board      Chairman of the Board    Chairman of the Board
John T. Bruhn       Director
Robert Darr         Director
James F. Glenn M.D. Director
Eric Kroeger                                   Director                 Director
Carmen McGarry      Director
Bradley K. Rinsem   Director                   Director                 Director
William Smith       Director

Pennant Management manages the investment portfolios of insurance companies, community banks, healthcare organizations, governmental units and other personal and employee benefit trusts and entities.


As of December 31, 2007, Pennant Management managed assets of approximately $1.8 billion.



- -26-

MONEY MANAGER FEES. The fees paid to the Money Manager of the Fund are paid pursuant to a Money Manager Agreement among Accessor Funds on behalf of the Fund, Accessor Capital and the Money Manager. The fees are payable at an annual rate of 50% of the Fund's average daily net assets.


The Money Manager may, from time to time, find it in the appropriate to waive all or part of its Fund Management Fee, if it deems it to be in the best interest of the Fund and its shareholders.


Fees paid to the Money Manager for the period ended December 31, 2007 were $60,152.





                             FUND PORTFOLIO MANAGERS


Other Accounts Managed. The Money Manager uses a team approach to the management of the Fund. This team is led by Mark A. Elste as Chief Investment Officer. Mr. Elste and Chris J. Weber, Vice President, are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers manage other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2006, the number of accounts managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.



- -27-

- -------------------------------------------------------------------------------------------------------------
                               Number of       Total Assets of         Number of         Total Assets of
                               Accounts            Accounts            Accounts         Accounts Paying a
                                Managed                                Paying a          Performance Fee
                                                                      Performance
                                                                          Fee
- -------------------------------------------------------------------------------------------------------------
Mark A. Elste, CFA
- -------------------------------------------------------------------------------------------------------------
Registered Investment              0                  $0                   0                   $0
Companies
- -------------------------------------------------------------------------------------------------------------
Other Pooled Investment            0                  $0                   0                   $0
Vehicles
- -------------------------------------------------------------------------------------------------------------
Other Accounts                     0                  $0                   0                   $0
- -------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------
Chris J. Weber
------------------------------------------------------------------------------------------------------------
Registered Investment              0                  $0                   0                   $0
Companies
-------------------------------------------------------------------------------------------------------------
Other Pooled Investment            0                  $0                   0                   $0
Vehicles
- -------------------------------------------------------------------------------------------------------------
Other Accounts                     116                $461,750,000       0                   $0
- -------------------------------------------------------------------------------------------------------------





As of December 31, 2007, the portfolio managers beneficially owned no shares of the Fund.

Possible Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objective and strategies of the Fund. Pennant Management also manages another Accessor Fund, the Accessor Limited Duration Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Generally, client portfolios with similar strategies are managed by portfolio managers using the same objectives, approach, and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. U.S. Fiduciary Services is the parent company of both Pennant Management and GreatBanc Trust Company. Officers of Pennant Management also serve as officers of GreatBanc Trust
Company. GreatBanc Trust Company receives certain fees from Accessor Capital Management for shareholder services for assets in other Accessor Funds, not in the Total Return Fund or Limited Duration Fund. The assets used to calculate the fee may include assets managed by Pennant Management for its clients, but does not include assets of the Limited Duration Fund or the Total Return Fund.

The Money Manager may receive more compensation with respect to certain similar accounts than with respect to the Fund. This may create the potential conflict of interest for the Money Manager or its portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, the Money Manager could be viewed as having a conflict of interest to the extent that the Money Manager or an affiliate has proprietary investment in similar accounts or the portfolio managers have personal investments in similar accounts. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Money Manager may have an incentive to allocate securities that are expected to increase in value to favored funds.

The Money Manager has policies and procedures designed to manage the conflicts described above, such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

COMPENSATION. Portfolio managers at Pennant are compensated with a fixed salary plus a discretionary bonus based on the percentage of management fees received on the assets managed by the portfolio manager (not including the Fund). Compensation is not based on any performance related criteria. The year-end bonus is a function of the overall performance of the portfolio manager and the net revenue to the firm and is paid on a discretionary basis. Mr. Elste is compensated with a fixed salary plus a discretionary bonus based on the profits of the holding company, U.S. Fiduciary Services, Inc.


- -28-

FUND EXPENSES

The Fund pays all of its expenses other than those expressly assumed by Accessor Capital. The Fund's expenses include: (a) expenses of all audits and other services by independent public accountants; (b) expenses of the transfer agent, registrar and dividend disbursing agent; (c) expenses of the Custodian, administrator and Fund Accounting agent; (d) expenses of obtaining quotations for calculating the value of the Fund's assets; (e) expenses of obtaining Fund activity reports and analyses for the Fund; (f) expenses of maintaining the Fund's tax records; (g) salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, shareholders or employees of Accessor Capital or any of its partners; (h) taxes levied against the Fund; (i) brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund; (j) costs, including the interest expense, of borrowing money; (k) costs and/or fees incident to meetings of the Fund, the preparation and mailings of prospectuses and reports of the Fund to their shareholders, the filing of reports with regulatory bodies, the maintenance of Accessor Funds' existence, and the registration of shares with federal and state securities authorities; (l) legal fees, including the legal fees related to the registration and continued qualification of the Fund' shares for sale; (m) costs of printing stock certificates representing shares of the Fund; (n) Directors' fees and expenses of Directors who are not officers, employees or shareholders of Accessor Capital or any of its partners; (o) the fidelity bond required by Section 17(g) of the 1940 Act, and other insurance premiums; (p) association membership dues; (q) organizational expenses; and (r) extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of Accessor Funds to indemnify its Directors, officers, employees and agents with respect thereto. The Fund is also responsible for paying a management fee to Accessor Capital. Additionally, the Fund pays a Management Fee to the Money Manager, as described above. Certain expenses attributable to the Fund are charged to the Fund, and other expenses are allocated among all of the Accessor Funds affected based upon their relative net assets.

The Fund has not adopted a Distribution and Service Plan or Administrative Services Plan for the Shares of the Total Return Fund. Shares of the Fund shall be offered at NAV with no distribution, administrative or shareholder service fees paid by the Fund. Shares are offered directly from the Fund and may be offered through Service Organizations that may impose additional or different conditions on the purchase or redemption of Fund shares and may charge transaction or account fees. Accessor Funds, on behalf of the Fund, pays no compensation to Service Organizations and receives none of the fees or transaction charges. The Fund has adopted a Defensive Distribution Plan pursuant to Rule 12b-1 of the 1940 Act, approved on July 6, 2004 by the shareholders. Under the Defensive Distribution Plan, if the payment of management fees or administration fees by the Fund to Accessor Capital is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that Accessor Capital may use its past profits or its other resources, including management fees paid to Accessor Capital by the Fund, to pay for expenses incurred in connection with providing services intended to result in the sale of Fund Shares and/or shareholder support services or pay significant amounts to intermediaries. Accessor Capital may enter into separate arrangements with some Service Organizations to provide administrative, accounting and/or other services with respect to Shares of the Fund and for which Accessor Capital will compensate the Service Organizations from its revenue.

ADDITIONAL PAYMENTS TO INTERMEDIARIES


Although, neither the Fund nor its Money Manager has participated (nor intends to do so in the future) in such payments, Accessor Capital, or its affiliates may make additional payments, out of their own assets to certain intermediaries or their affiliates based on sales or assets attributable to the intermediary, or such other criteria agreed to by Accessor Capital in connection with the sale or distribution of the other Accessor Funds. The intermediaries to which payments may be made are determined by Accessor Capital. Additional payments to intermediaries, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or a share class over others offered by competing fund families. Accessor Capital and its affiliates have made no such payments with respect to the Fund and do not anticipate such payments will be made during fiscal year 2007.


VALUATION



The NAV per share of the Fund is calculated at the close of regular trading on each business day on which shares are offered or orders to redeem may be tendered. A business day is one on which the New York Stock Exchange, Fifth Third and Accessor Capital are open for business. Non-business days for 2008 will



- -29-
be New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The public offering price of the Fund Shares is their net asset value.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Prices are generally obtained using market quotations as provided by a pricing service. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price on the primary exchange on which the security is traded. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.

Fixed-income securities and other assets for which market quotations are readily available (other than obligations with remaining maturities of 60 days or less) may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix that incorporates both dealer-supplied valuations and electronic data processing techniques. Short-term debt securities maturing in 60 days or less are valued using amortized cost, which approximates market value.

An investment for which market quotations are not readily available is valued at its fair value as determined in good faith in accordance with procedures adopted by the Board of Directors. A discussion regarding the circumstances under which the Fund will use fair value pricing and the effects of using fair value pricing is included in the Fund's prospectus. If a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Directors believes accurately reflects fair value.


FUND TRANSACTION POLICIES


Generally, securities may be purchased and sold by the Fund for the purposes of enhancing investment income, capturing long term price appreciation, and/or capitalizing on short term trading opportunities. Consequently, the Fund may dispose of all securities without regard to the time they have been held when such action appears advisable to its Money Manager.


If the Fund changes Money Manager, it may result in a significant number of portfolio sales and purchases as the new Money Manager restructures the former Money Manager's portfolio.

FUND TURNOVER RATE. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining the rate, all short-term securities are excluded.

The Fund has no restrictions on portfolio turnover. The Fund will purchase or sell securities to accommodate purchases and sales of the Fund's shares. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. Trading may result in realization of net short-term capital gains that would not otherwise be realized. Shareholders are taxed on such gains when distributed from the Fund at ordinary income tax rates. See "Tax Information."


PORTFOLIO TURNOVER. Because the Fund from time to time utilizes short term trading strategies, it will dispose of securities without regard to the time they have been held if such action seems advisable. The portfolio turnover rate of the Fund may significantly exceed 100%.


BROKERAGE ALLOCATIONS. The following is a description of the policy of the Fund with respect to brokerage allocation and brokerage commissions. Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions; on non-United States exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, including most debt securities and money market instruments, but the price includes a

- -30-

"commission" in the form of a mark-up or mark-down. The cost of securities purchased from underwriters includes an underwriting commission or concession.

Subject to the arrangements and provisions described below, the selection of a broker or dealer to execute portfolio transactions is usually made by the Money Manager. The Management Agreement and the Money Manager Agreement provide, in substance and subject to specific directions from the Board of Directors and officers of Accessor Capital, that in executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best net price and execution for the Fund. Securities will ordinarily be purchased from the markets where they are primarily traded, and the Money Manager will consider all factors it deems relevant in assessing the best net price and execution for any transaction, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, the Management Agreement and the Money Manager Agreement authorize Accessor Capital and the Money Manager, to consider the "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) in selecting brokers to execute a particular transaction and in evaluating the best net price and execution, provided to the Fund. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, monetary and fiscal policy, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Accessor Capital or the Money Manager may select a broker or dealer (including affiliates of the Distributor) that has provided research products or services of economic benefit to Accessor Funds. In certain instances, Accessor Capital or the Money Manager may receive from brokers or dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Accessor Capital or the Money Managers will make a good faith effort to determine the relative proportions of such products or services that may be considered as investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Accessor Capital or the Money Manager through brokerage commissions generated by transactions of the Fund, while the portions of the costs attributable to non-research usage of such products or services is paid by Accessor Capital or the Money Manager in cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Accessor Capital or the Money Manager allocation of the costs of such benefits and services between those that primarily benefit Accessor Capital or the Money Manager and those that primarily benefit Accessor Funds.

As a general matter, the Fund does not intend to pay commissions to brokers who provide such brokerage and research services for executing a portfolio transaction, which are in excess of the amount of commissions another broker would charge for effecting the same transaction. Nevertheless, occasional transactions may fall under these circumstances. Accessor Capital or the Money Manager must determine in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided in terms of that particular transaction or in terms of all the accounts over which Accessor Capital or the Money Manager exercises investment discretion.

In addition, if requested by Accessor Funds, Accessor Capital, when exercising investment discretion, and the Money Manager may enter into transactions giving rise to brokerage commissions with brokers who provide brokerage, research or other services to Accessor Funds or Accessor Capital so long as the Money Manager or Accessor Capital believes in good faith that the broker can be expected to obtain the best price on a particular transaction and Accessor Funds determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to Accessor Funds, or to Accessor Capital for the benefit of Accessor Funds for which it exercises investment discretion, notwithstanding that another account may be a beneficiary of such service or that another broker


- -31-
may be willing to charge the Fund a lower commission on the particular transaction. Subject to the "best execution" obligation described above, Accessor Capital may also, if requested by the Fund, direct all or a portion of the Fund's transactions to brokers who pay a portion of the Fund's expenses.



Accessor Capital does not expect the Fund ordinarily to effect a significant portion of the Fund's total brokerage business with brokers affiliated with the Distributor, Accessor Capital or their Money Manager. However, the Money Manager may effect portfolio transactions for the Fund assigned to the Money Manager with a broker affiliated with the Money Manager, as well as with brokers affiliated with other Money Managers, subject to the above considerations regarding obtaining the best net price and execution. Any transactions will comply with Rule 17e-1 of the 1940 Act. For the period ended December
31, 2007 the Fund effected no transactions with affiliated brokers.


BROKERAGE COMMISSIONS. The Board of Directors will review, at least annually, the allocation of orders among brokers and the commissions paid by the Fund to evaluate whether the commissions paid over representative periods of time were reasonable in relation to commissions being charged by other brokers and the benefits to the Fund. Certain services received by the Money Manager attributable to a particular transaction may benefit one or more other accounts for which investment discretion is exercised by the Money Manager, or the Fund other than that for which the particular portfolio transaction was effected. The fees of the Money Manager are not reduced by reason of their receipt of such brokerage and research services.


The Fund paid $199,098 in brokerage commissions for the year ended December 31, 2007.


                                TAX INFORMATION

TAXATION OF THE FUND -- GENERAL


The Fund, which is treated as a separate entity for federal income tax purposes, has elected to be, and intends to remain qualified for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). That treatment generally relieves the Fund, but not its shareholders, from paying federal income tax on amounts distributed to shareholders.


To qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. For the Fund, these requirements include the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from an interest in a "qualified publicly traded partnership" as defined in the Code ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, in two or more issuers that the Fund controls and that are engaged in similar trades or businesses, or in the securities of one or more "qualified publicly traded partnerships".


If the Fund fails to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund's earnings and profits. Under these circumstances, corporate shareholders may be eligible for the "dividends received deduction" in respect of those dividends, and non-corporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute "qualified dividend income". In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.


The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year the sum of at least 98% of its ordinary income for that year and at least 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, dividends declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid during the following January. The Fund intends to make sufficient distributions to avoid the Excise Tax.


TAXATION OF THE SHAREHOLDERS

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to the Fund's noncorporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, to the extent such distributions are derived from, and designated by a Fund as, "qualified dividend income." If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income", the Fund may designate, and a Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income" generally is income derived from dividends from U.S. corporations or from "qualified foreign corporations" which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

If Fund shares are sold or exchanged at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain included in income with respect to the shares (whether distributed or not). Any loss realized by a shareholder on a sale (redemption) or exchange of shares of a Fund will be disallowed to the extent the shareholder purchases other shares of the Fund within 30 days before or after the disposition.

A portion of the dividends from the Fund's investment company taxable income, whether paid in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate ordinary income dividends the Fund receives from domestic corporations; capital gain distributions thus are not eligible for the deduction. Dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject to the federal alternative minimum tax and certain basis adjustments. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

Any distribution paid shortly after a purchase of Fund shares by an investor will reduce the net asset value of those shares by the distribution amount. While such a distribution is in effect a return of capital, it is nevertheless subject to federal income tax. Therefore, prior to purchasing shares of the Fund, an investor should carefully consider the impact of distributions that are expected to be or have been announced.


FOREIGN SECURITIES AND TRANSACTIONS

The Fund may invest in Eurodollar CDs issued by U.S. branches of foreign banks that are FDIC insured.


The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) at least 50% of the average fair market value of its assets consists of assets that produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. As a result, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In most instances it will be very difficult, if not impossible, to make a QEF election because of certain requirements thereof, and the Fund does not expect to make such an election.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. This election may cause the applicable Fund to recognize income prior to the receipt of cash payments with respect to that stock. In order to distribute this income and avoid a tax on the applicable Fund, the applicable Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and
(3) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities generally are treated as ordinary income or ordinary loss. These gains, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

STATE AND LOCAL TAXES

Depending on the extent of a Fund's activities in states and localities in which it office is maintained, in which its agents are located or in which it is otherwise deemed to be conducting business, it may be subject to the tax laws of those states or localities. Furthermore, the state and local income tax treatment of a Fund and its shareholders with respect to distributions by the Fund may differ from the federal income tax treatment thereof. Distributions to shareholders may be subject to other state and local taxes. Distributions derived from interest on U.S. Government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in a Fund.

Prospective investors are advised to consult with their own tax advisors regarding the state and local income and other tax treatment of an investment in the Fund.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Fund is currently making a continuous offering of its shares. The Fund receives the entire net asset value of shares sold. The Fund will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. Shares of the Fund may be purchased directly from the Fund with no sales charge or commission.

Intermediaries may be required to register as a dealer pursuant to certain states' securities laws and may charge the investor a reasonable service fee, no part of which will be paid to the Fund. Shares of the Fund will be sold at the NAV next determined after an order is received and accepted, provided that payment has been received by 12:00 p.m. Eastern Time on the following business day. NAV is determined as set forth above under "Valuation." In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the NYSE. If the dealer receives the order after the close of trading the NYSE, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to the Transfer Agent, they will be invested at the public offering price based on the net asset value next determined after receipt. All purchases must be made in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Orders are accepted on each business day. Neither the Fund nor the Transfer Agent will be responsible for delays of wired proceeds due to heavy wire traffic over the Federal Reserve System. Orders to purchase Fund shares must be received by Accessor Capital prior to close of the New York Stock Exchange, normally 4:00 p.m. Eastern time, on the day shares of the Fund is offered and orders accepted, or the orders will not be accepted and invested in the Fund until the next day on which shares of that Fund are offered. Payment must be received by 12:00 p.m. Eastern time on the next business day. Shares may be bought or sold through financial intermediaries who are authorized to receive purchase and redemption orders on behalf of the Fund. These financial intermediaries are authorized to designate their agents and affiliates to receive these orders, and the Fund will be deemed to have received a purchase or redemption order when the order is received by the financial intermediary provided the financial intermediary provides the information to the Transfer Agent within the time limits established. The order will be priced at the NAV next computed after the order is received.

The Fund reserves the right to suspend the offering of shares for a period of time. The Fund also reserve the right to reject any specific purchase order, including certain purchases by exchange. Purchase orders may be refused if, in Accessor Capital's opinion, they would disrupt management of the Fund. The Fund also reserves the right to refuse exchange purchases by any person or group if, in Accessor Capital's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Shares may be redeemed on any business day at the NAV next determined after the receipt by the Distributor or the transfer agent of a redemption request in good order. Payment will ordinarily be made within seven days and will be wire-transferred by automatic clearinghouse funds or other bank wire to the account designated for the shareholder at a domestic commercial bank that is a member of the Federal Reserve System. If requested in writing, payment will be made by check to the account owners of record at the address of record.

The Fund may accept certain types of securities in lieu of wired funds as consideration for Fund shares. Under no circumstances will the Fund accept any securities in consideration of the Fund's shares the holding or acquisition of which would conflict with the Fund's investment objective, policies and

- -37-
restrictions or which Accessor Capital or the applicable Money Manager believes should not be included in the applicable Fund's portfolio on an indefinite basis. Securities will not be accepted in exchange for Fund shares if the securities are not liquid or are restricted as to transfer either by law or liquidity of market; or have a value which is not readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market. Securities accepted in consideration for the Fund's shares will be valued in the same manner as the Fund's portfolio securities in connection with its determination of NAV. A transfer of securities to the Fund in consideration for Fund shares will be treated as a sale or exchange of such securities for federal income tax purposes. A shareholder will recognize gain or loss on the transfer in an amount equal to the difference between the value of the securities and the shareholder's tax basis in such securities. Shareholders who transfer securities in consideration for the Fund's shares should consult their tax advisers as to the federal, state and local tax consequences of such transfers.

TELEPHONE TRANSACTIONS. A shareholder of Accessor Funds with an aggregate account balance of $1 million or more may request purchases, redemptions or exchanges of shares of the Fund by telephone at the appropriate toll free number provided in this Prospectus. It may be difficult to implement redemptions or exchanges by telephone in times of drastic economic or market changes. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, Accessor Funds employs reasonable procedures specified by the Board of Directors to confirm that such instructions are genuine. Telephone transaction procedures include the following measures: requiring the appropriate telephone transaction election be made on the telephone transaction authorization form sent to shareholders upon request; requiring the caller to provide the names of the account owners, the account owner's social security number or tax identification number and name of Fund, all of which must match Accessor Funds' records; requiring that a service representative of the Distributor or Accessor Capital, acting as Transfer Agent, complete a telephone transaction form listing all of the above caller identification information; requiring that redemption proceeds be sent by wire only to the owners of record at the bank account of record or by check to the address of record; sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and maintaining tapes of telephone transactions for six months, if Accessor Funds elects to record shareholder telephone transactions.

For accounts held of record by a broker-dealer, trustee, custodian or an attorney-in-fact (under a power of attorney), additional documentation or information regarding the scope of a caller's authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Accessor Funds may implement other procedures from time to time. If reasonable procedures are not implemented, Accessor Funds may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, neither Accessor Funds, the Fund, the Distributor nor Accessor Capital will be responsible for authenticity of redemption or exchange instructions received by telephone.


MARKET TIMING POLICY. The Fund is intended for long term investment purposes. The Fund will take steps to deter frequent purchases and redemptions in Fund shares ("market timing activities"). "Market Timing" typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in Fund pricing. Such transactions include trades that occur when the Fund's NAV does not fully reflect the value of the fund's holdings -- for example, when the Fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Such short-term trading activity has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds in the Accessor Family of Funds. The Fund will take reasonable steps to discourage short-term trading and the Board of Directors has adopted the following policies and procedures with respect to preventing market timing of the Fund by shareholders.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a market timer or excessive trader by the Fund or Accessor Capital will be issued a written notice of their status and the Fund's policies. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to $250,000). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to certain retirement accounts and the Fund's Systematic Withdrawal Plan described in the Fund's Prospectus.

The Fund has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies, retirement administrators and others) concerning the application of the Fund's market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund. The Fund cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund to accounts under their control.

The Fund applies these policies and procedures to all shareholders. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future. The Fund cannot ensure that it will be able to identify all cases of market trading and excessive trading, although it believes it has adequate procedures in place to attempt to do so.

During times of drastic economic or market conditions, the Fund may suspend exchange privileges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.


EXCHANGES. You can exchange your Fund shares into any other share class of another Accessor Fund. You can request your exchange by contacting your financial representative or by contacting the Fund. Be sure to read the current prospectus for any Accessor Fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges. You may be charged a sales load when exchanging into an Accessor Fund that has one.

Shares of other classes of Accessor Funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows: (a) exchanges for shares of funds offered without a sales load will be made without a sales load in shares of other funds offered without a sales load; (b) shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted;
(c) shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load; (d) shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds may be exchanged without a sales load for shares of other funds sold with a sales load; and (e) shares of other Accessor Funds subject to a CDSC exchanged for shares of another Accessor Fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates, will be deemed to have been held since the date the shares being exchanged were initially purchase. To accomplish an exchange under item (d) above, you must notify the transfer agent of your prior ownership of Fund shares and your account number.

FINANCIAL STATEMENTS


Accessor Funds' audited financial statements for the fiscal year ended December 31, 2006 and unaudited financial statements for the period ended June 30, 2006, are contained in the Annual and Semi-Annual Reports to Shareholders, respectively. The Fund has not commenced investment operations and no reports are currently available.


PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures on behalf of the Accessor Funds which delegates responsibility for voting proxies to Accessor Capital, subject to the Board's continuing oversight. Accessor Capital in turn has, where applicable, delegated responsibility for voting proxies to the individual Money Managers. Accessor Capital and the Money Managers each have their own proxy voting policies and procedures that the Board has reviewed. Accessor Capital's and the Money Managers' policies and procedures assure that all proxy voting decision are made in the best interest of the Accessor Funds and that Accessor Capital or the Money Managers will act in a prudent and diligent manner for the benefit of the Accessor Funds. Accessor Capital's and the Money Managers' policies and procedures include specific provisions to determine when a conflict exists between the interests of the Fund and the interests of Accessor Capital or the Money Manager, as the case may be. Copies of the proxy voting policies and

- -39-
procedures are attached to this Statement of Additional  Information as Appendix
B. Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge upon request by contacting Accessor Funds or via the Securities and Exchange Commission website at http://www.sec.gov. The Fund has not commenced investment operations and no report is currently available.

                                   APPENDIX A

                           RATINGS OF DEBT INSTRUMENTS

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE ("MOODY'S")

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S CORPORATION ("S&P")

AAA

An obligor rated 'AAA' has EXTREMELY STRONG capacity to meet its financial commitments. 'AAA' is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA

An obligor rated 'AA' has VERY STRONG capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A

An obligor rated 'A' has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated 'BBB' has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Obligors rated 'BB', 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'CC' the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligor rated 'BB' is LESS VULNERABLE in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments.

B

An obligor rated 'B' is MORE VULNERABLE than the obligors rated 'BB', but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.

CCC

An obligor rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated 'CC' is CURRENTLY HIGHLY-VULNERABLE.

PLUS (+) OR MINUS (-):

Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R

An obligor rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

SD AND D

An obligor rated 'SD' (Selective Default) or 'D' has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A 'D' rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An 'SD' rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

N.R.

An issuer designated N.R. is not rated.

PUBLIC INFORMATION RATINGS Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event that may affect an issuer's credit quality occurs. Ratings with a 'pi' subscript are not modified with '+' or '-' designations. Outlooks are not being provided for ratings with a 'pi' subscript, nor are they subject to potential CreditWatch listings.

NOTE RATINGS

MOODY'S

Moody's rating for short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1 - Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2 - Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 - This designation denotes strong or very strong capacity to pay interest and repay principal. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) sign designation.

SP-2 - This designation denotes satisfactory capacity to pay interest and repay principal.

Commercial paper rated A by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 - This designation indicates the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - This designation indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                   APPENDIX B

                       PROXY VOTING POLICY AND PROCEDURES

                 GREATBANC TRUST COMPANY/PENNANT MANAGEMENT INC.
                      PROXY VOTING PROCEDURES AND POLICIES

                             As of December 31, 2005

I.   GENERAL STATEMENT

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Company has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these procedures and policies.

II.  INVESTMENT COMMITTEE

1. The Investment Committee, which is the committee consisting of all the Portfolio Managers, is designated as the Company's policy-making body with respect to proxy voting. In this capacity, the Investment Committee will be aided by the Heads of the Administration Group, the Operations Group and the General Counsel, with whom the Investment Committee may consult as and when needed.

2. The Investment Committee may delegate decisions with respect to specific proxy issues to one of the Portfolio Managers who is most familiar with the issuer and its business.

3. The Investment Committee may designate staff to receive proxies, reconcile them with security ownership positions as of the specified record dates and to separate proxies with respect to issues designated by the Investment Committee for further review.

4. The Investment Committee will designate the staff responsible for monitoring corporate actions, making voting decisions in accordance with this policy, and for ensuring that proxies are submitted timely.

5. The Investment Committee shall determine, on a case-by-case basis, the need to contact an issuer or other security holders to gather additional information with respect to a proposal.

6. Notwithstanding the foregoing, the Company may retain a service provider to administer this policy. Copies of the proxy materials received and a record reflecting how such proxies were voted may be maintained by such service provider if such service provider has given an undertaking to maintain such records and to provide copies to the Company promptly upon request.


III. PROXY VOTING PROCEDURES

     (A) All proxies received by the Company will be sent to the Investment Committee. The Investment Committee will:

     (1) Keep a record of each proxy received;
     (2) Determine which accounts managed by the Company hold the security to which the proxy relates;
     (3) Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Company must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.
     (4) Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Company applies to the Non-Routine Items and Conflict of Interest Items.
             (a) Conflicts of Interest

               1. If the Company has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a client's account, the Company shall disclose to the client in writing the substance of the Company's interest in the issue and shall seek from the client written direction on how such issue is to be voted.
               2. If the Company does not receive written direction from a client on how to vote on an issue on which the Company has a direct or indirect interest, the Company may resolve the conflict by voting client securities based upon the recommendations of the issuer's management.
               3. This existence of an issue on which the Company has a direct or indirect issue shall not prevent the Company from voting on other issues on the same proxy on which the Company does not have a conflict of interest.

     (5) Vote a Routine Item (with no corporate governance implications) according to the Company's specific policy and, if applicable, vote the Non-Routine Item or Conflict of Interest Item according to the Company's specific policy. The Investment Committee should vote these proxies by completing them and submitting them in a timely and appropriate manner.
     (6) If no specific policy applies to a Non-Routine Item or Conflict of Interest Item, follow the general policy for voting of Non-Routine Items and Conflict of Interest Items.
     (7) The Company may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Investment Committee shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

IV.  PROXY VOTING POLICIES

     In the absence of specific voting guidelines from a client, the Company will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Company believes that voting proxies in accordance with the following policies is in the best interests of its clients.

     (A) Specific Voting Policies

          (1) Routine Items:

               o The Company will generally vote FOR the election of directors (where no corporate governance issues are implicated).

               o The Company will generally vote FOR the selection of independent auditors.
               o The Company will generally vote FOR increases in or reclassification of common stock.
               o The Company will generally vote FOR management recommendations adding or amending indemnification provisions in charter or by-laws.
               o The Company will generally vote FOR changes in the board of directors.
               o The Company will generally vote FOR outside director compensation.

          (2) Non-Routine and Conflict of Interest Items:

               o The Company will generally vote FOR management proposals for merger or reorganization if the transaction appears to offer fair value.
               o The Company will generally vote FOR measures intended to increase long-term stock ownership by executives.
               o The Company will generally vote AGAINST shareholder resolutions that consider non-financial impacts of mergers.
               o The Company will generally vote AGAINST anti-greenmail provisions.
               o The Company will generally vote AGAINST proposals to lower barriers to shareholder action. o The Company will generally vote AGAINST proposals to impose super-majority requirements.

     (B) General Voting Policy

     If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Investment Committee will engage the appropriate parties to determine how the proxies should be voted.

V.   DISCLOSURE

     (A) The Company will disclose in its Form ADV Part II that clients may contact the Compliance Officer in order to obtain information on how the Company voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Investment Committee will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how the Company voted that client's proxy.

     (B) A concise summary of these Proxy Voting Procedures and Policies will be included in the Company's Form ADV Part II, and will be updated whenever these procedures and policies are updated. The Investment Committee will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.      RECORDKEEPING

     The Compliance Officer will maintain files relating to the Company's proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Company. Records of the following will be included in the files:

     (A) Copies of the proxy voting procedures and policies, and any amendments thereto.

     (B) A copy of each proxy statement that the Company receives, provided however that the Company may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     (C)  A record of each vote that Company casts.

     (D) A copy of any document Company created that was material to making a decision how to vote proxies, or that memorializes that decision.

     (E) A copy of each written client request for information on how the Company voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Company voted its proxies.